UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-670-2000

Date of fiscal year end: August 31, 2014

Date of reporting period: August 31, 2014

Item 1. Reports to Stockholders.

AUGUST 31, 2014

2014 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Austria Capped ETF | EWO | NYSE Arca
➢	iShares MSCI Belgium Capped ETF | EWK | NYSE Arca
➢	iShares MSCI Emerging Markets Eastern Europe ETF | ESR | NYSE Arca
➢	iShares MSCI France ETF | EWQ | NYSE Arca
➢	iShares MSCI Italy Capped ETF | EWI | NYSE Arca
➢	iShares MSCI Netherlands ETF | EWN | NYSE Arca
➢	iShares MSCI Spain Capped ETF | EWP | NYSE Arca
➢	iShares MSCI Sweden ETF | EWD | NYSE Arca
➢	iShares MSCI Switzerland Capped ETF | EWL | NYSE Arca
➢	iShares MSCI United Kingdom ETF | EWU | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

INTERNATIONAL MARKET OVERVIEW

International equities rose during the 12-month period ended August 31, 2014 (the “reporting period”), as modest economic growth and solid corporate profits offset concerns about global growth, the banking system and geopolitical events. Monetary policy continued to be a driving force for international equities, as several countries took steps to stimulate economic growth (as measured by gross domestic product, or “GDP”). The European Central Bank (“ECB”) cut interest rates several times, the Bank of Japan continued its bond purchasing efforts, and the U.S. Federal Reserve Bank (the “Fed”) reduced its unprecedented stimulus program.

Accommodative monetary policy and improving global growth led to a sustained rally in international equities from September to December 2013. However, events in early 2014 dampened the rally, as slow economic growth in the U.S. and China and the conflict in Ukraine raised concerns for international investors. In the final months of the reporting period, stagnant European growth, a Portuguese bank default and military escalation in Ukraine dampened international markets’ performance, particularly in Europe. Despite these challenges, most international markets finished with a solid return for the reporting period.

North American markets delivered strong gains during the reporting period. The U.S. economy strengthened in the latter half of the reporting period, as the combination of accommodative monetary policy, low inflation, steady job growth and rising corporate profits drove economic growth. Canada and Mexico also generated steady economic growth and rising stock prices during the reporting period.

Asian markets advanced during the reporting period, as investors generally embraced the region’s progress toward economic and political reform. Slow global growth presented new challenges for China and India after rapid economic growth in past decades. China, India and Japan, the three largest economies in the region, pursued dramatic changes to improve their competitive edge in the changing global economy.

China, Asia’s largest economy, continued to transition from an economy based on investment and manufacturing toward one based on consumption and services, which led to slowing economic growth. India underwent substantial political and economic change during the reporting period. The Bank of India made significant progress on curbing inflation, while the Indian government pursued growth-oriented political reform. By contrast, Japan attempted to reignite economic growth with monetary stimulus and political reform after twenty years of economic stagnation.

European equities posted solid gains while trailing developed markets in Asia and North America. Europe took steps toward an economic recovery during the reporting period after enduring a financial crisis and an economic recession. Europe’s uneven path to recovery included an improving credit environment and lower interest rates, as well as declining inflation and stagnant demand. France and Germany were mired in sluggish economic growth, while the United Kingdom expanded at a moderate pace during the reporting period. Spain and Italy experienced dramatically improving credit markets and lower interest rates, helping to revive investors’ interest in Spanish and Italian financial markets. European equity markets declined during the final months of the reporting period, as fear of economic stagnation and declining prices spurred the ECB to consider additional monetary support.

At the highest level, economic crosscurrents rippled across markets, while the ebb and flow of geopolitical risks drove market performance during the reporting period. International markets advanced through the uncertainty, as investors welcomed moderate global growth, low inflation and improving credit conditions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRIA CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.56%	1.03%	1.64%	1.56%	1.03%	1.64%
5 Years	0.16%	0.02%	0.19%	0.80%	0.11%	0.97%
10 Years	3.00%	2.86%	2.83%	34.37%	32.64%	32.20%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2008 reflects the performance of the MSCI Austria Index. Index performance beginning on February 1, 2008 through February 11, 2013 reflects the performance of the MSCI Austria Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Austria Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$879.20	$2.27	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA CAPPED ETF

The iShares MSCI Austria Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Austrian equities, as represented by the MSCI Austria Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 1.56%, net of fees, while the total return for the Index was 1.64%.

The Index posted a modestly positive return for the reporting period. The Index underperformed on local credit concerns while the broad international developed markets, as measured by the MSCI EAFE Index, advanced on improving credit conditions and generally accommodative monetary policy. During the first half of the reporting period, Austrian stocks benefited from the broad rally in international stocks. However, Austrian stocks declined sharply and trailed international stocks in the second half of the reporting period.

The financials sector, the largest sector representation in the Index, weighed on performance during the reporting period. Austrian banks have struggled to rebuild capital since the financial crisis in 2008. During the reporting period, Austria’s banking issues continued to raise concerns for investors. In particular, loans made to emerging European countries, as well as exposures in Russia and Ukraine, became problematic for several Austrian banks.

The Index declined sharply in the last two months of the reporting period as investors’ scrutiny intensified on the Austrian banking sector after a series of negative headlines. Hungarian legislation that required banks to reimburse borrowers for credit costs weighed on the profits of Austrian banks. The continued weakness in the credit quality of Austrian loans also prompted negative views from a major credit agency. Similarly, the Austrian central bank criticized lending practices, stating that lenders should review their business model.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	40.53%
Industrials	22.91
Materials	16.22
Energy	13.75
Telecommunication Services	2.45
Information Technology	1.95
Utilities	1.62
Consumer Discretionary	0.57

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Erste Group Bank AG	13.88%
OMV AG	10.65
Voestalpine AG	8.72
Andritz AG	6.86
Raiffeisen International Bank Holding AG	4.96
IMMOFINANZ AG	4.54
Vienna Insurance Group AG	4.48
Wienerberger AG	4.34
Oesterreichische Post AG	3.96
CA Immobilien Anlagen AG	3.92

TOTAL	66.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BELGIUM CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.05%	22.79%	23.12%	23.05%	22.79%	23.12%
5 Years	10.84%	10.80%	12.67%	67.29%	66.98%	81.58%
10 Years	5.14%	5.03%	5.57%	65.12%	63.38%	71.96%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2007 reflects the performance of the MSCI Belgium Index. Index performance beginning on December 1, 2007 through November 8, 2012 reflects the performance of the MSCI Belgium Investable Market Index. Index performance beginning on November 9, 2012 reflects the performance of the MSCI Belgium Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.30	$2.42	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

The iShares MSCI Belgium Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Belgian equities, as represented by the MSCI Belgium Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 23.05%, net of fees, while the total return for the Index was 23.12%.

Belgian stocks, as represented by the Index, posted a strong return for the reporting period, outperforming the broad international developed markets, as measured by the MSCI EAFE Index.

The Belgian economy experienced slightly positive growth during the reporting period, as the eurozone’s economy emerged from recession. Low and falling inflation during the reporting period led to concern that the Belgian economy was at risk of a deflationary cycle. Nevertheless, investors found reasons for optimism, as Belgium was well-positioned to benefit from a broader European economic recovery. Belgium’s export-based economy relies heavily on trade with the rest of Europe. Signs of rising demand in Europe boosted industrial production in Belgium, leading investors to Belgian stocks that would benefit from the European recovery. Stock performance was especially strong in the first half of the reporting period, before stagnating in the second half of the reporting period.

Anheuser-Busch InBev NV, the largest constituent in the Index, comprised approximately 20% of the Index as of the end of the reporting period. The stock rallied during the reporting period, contributing to the strong performance of the Index.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Consumer Staples	28.91%
Financials	26.29
Health Care	12.61
Materials	12.35
Telecommunication Services	4.38
Consumer Discretionary	4.35
Information Technology	3.98
Industrials	3.48
Energy	2.37
Utilities	1.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Anheuser-Busch InBev NV	22.33%
KBC Groep NV	7.72
UCB SA	6.67
Solvay SA	5.15
Groupe Bruxelles Lambert SA	4.43
Delhaize Brothers and Co. “The Lion” (Delhaize Group) SA	4.26
Ageas	4.17
Belgacom SA	3.53
Umicore SA	3.31
Colruyt SA	2.31

TOTAL	63.88%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.21)%	(2.90)%	(2.83)%	(3.21)%	(2.90)%	(2.83)%
Since Inception	0.36%	0.34%	0.85%	1.76%	1.70%	4.25%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/30/09. The first day of secondary market trading was 10/2/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$961.10	$3.36	$1,000.00	$1,021.80	$3.47	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE ETF

The iShares MSCI Emerging Markets Eastern Europe ETF (the “Fund”) seeks to track the investment results of an index composed of Eastern European emerging market equities, as represented by the MSCI Emerging Markets Eastern Europe Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was -3.21%, net of fees, while the total return for the Index was -2.83%.

As represented by the Index, emerging markets stocks in Eastern Europe declined by approximately 3% for the reporting period, underperforming the gain of the broad MSCI Emerging Markets Index.

The key factor behind the overall decline for the Index was a negative return for Russian stocks, which comprised approximately 72% of the Index on average for the reporting period. The Russian constituents of the Index declined by 6% for the reporting period as persistent weakness in the Russian economy and an armed conflict in neighboring Ukraine weighed on the country’s equity market.

Among the other three countries in the Index, Poland and the Czech Republic (together comprising approximately one-quarter of the Index) posted positive returns, gaining 7% and 18%, respectively, for the reporting period. The economies in both countries began to recover after an extended period of weakness. The remaining country within the Index, Hungary, produced a large decline, falling by 17% amid a softening economy and its close proximity to the conflict in the Ukraine.

Currency fluctuations relative to the U.S. dollar also contributed to the decline in the Index for the reporting period. A stronger U.S. dollar reduces international equity returns for U.S. investors. Although the U.S. dollar declined by 1% against the Polish zloty, it appreciated by 5% versus the Hungarian forint, 8% against the Czech koruna, and 11% versus the Russian ruble during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Energy	42.26%
Financials	26.29
Materials	10.05
Telecommunication Services	7.64
Utilities	5.91
Consumer Staples	5.72
Consumer Discretionary	1.33
Health Care	0.80

TOTAL	100.00%

COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*

Russia	69.50%
Poland	24.26
Czech Republic	3.32
Hungary	2.92

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI FRANCE ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.07%	13.45%	14.11%	14.07%	13.45%	14.11%
5 Years	5.60%	5.48%	5.64%	31.33%	30.60%	31.58%
10 Years	5.95%	5.87%	6.09%	78.31%	76.82%	80.54%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$965.40	$2.38	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE ETF

The iShares MSCI France ETF (the “Fund”) seeks to track the investment results of an index composed of French equities, as represented by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 14.07%, net of fees, while the total return for the Index was 14.11%.

French stocks, as represented by the Index, generated solid performance during the reporting period, but underperformed the broad international developed markets, as measured by the MSCI EAFE Index. A sharp correction in the French stock market during the final months of the reporting period limited Index performance, as geopolitical tension, lingering concerns about the banking system and weak economic output discouraged investors.

France, the second largest economy in Europe, experienced stagnant growth for most of the reporting period. Nevertheless, investors found reasons for optimism. Every economic sector in the Index posted a positive return during the reporting period. Financials and industrials stocks, the two largest sectors in the Index, delivered solid gains. Financials stocks rallied on renewed optimism for a sustained European economic recovery, improving credit markets and generally accommodative monetary policy. Industrials stocks advanced despite relatively weak industrial production, as investors anticipated an economic recovery in Europe. The energy sector also generated a solid contribution to the Index return despite declining oil and volatile natural gas prices. The telecommunication services and health care sectors also rallied during the reporting period.

High unemployment, inconsistent consumer spending and relatively lower consumer confidence weighed on consumer-based stocks, which accounted for approximately 24% of the Index during the reporting period. Information technology stocks also lagged the other sectors in the Index.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Industrials	17.53%
Financials	17.45
Consumer Discretionary	13.45
Health Care	11.49
Energy	11.40
Consumer Staples	10.40
Materials	6.05
Telecommunication Services	4.95
Utilities	4.27
Information Technology	3.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Total SA	10.69%
Sanofi	9.85
BNP Paribas SA	5.41
LVMH Moet Hennessy Louis Vuitton SA	3.67
AXA SA	3.41
Schneider Electric SE	3.34
L’Air Liquide SA	3.33
L’Oreal SA	3.15
Danone SA	3.06
Societe Generale	2.76

TOTAL	48.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI ITALY CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.20%	24.88%	24.30%	25.20%	24.88%	24.30%
5 Years	(0.71)%	(0.78)%	(0.69)%	(3.48)%	(3.85)%	(3.39)%
10 Years	0.96%	0.86%	0.90%	9.98%	8.94%	9.33%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Italy Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Italy 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$976.30	$2.39	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY CAPPED ETF

The iShares MSCI Italy Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Italian equities, as represented by the MSCI Italy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 25.20%, net of fees, while the total return for the Index was 24.30%.

The Index posted strong performance during the reporting period and outperformed the broad international developed markets, as measured by the MSCI EAFE Index.

The Italian stock market rapidly advanced for most of the reporting period on renewed optimism for Europe’s most beleaguered economies. In the last two months of the reporting period, however, the market declined, as investors shifted their focus to geopolitical tensions in Ukraine and stagnant European growth.

The Italian economy remained mired in a multi-year recession during the reporting period. In addition, Italy’s economy fell into deflation, an extended period of declining prices, for the first time in more than 50 years as the reporting period came to a close. The unemployment rate remained above 12% for the entire reporting period. As a result, consumer spending fell during the first half of the reporting period, before stabilizing during the second half of the reporting period. A bright spot for the Italian economy was declining government bond yields, as the European Union’s lending program, reduced government spending and declining inflation drove bond yields lower.

In that environment, the Index posted a strong gain despite economic weakness, as investors anticipated a recovery in the European economy and better growth prospects for the beleaguered Italian economy. Many of the Index’s individual stocks and several economic sectors advanced during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	36.11%
Energy	21.98
Utilities	17.00
Industrials	11.23
Consumer Discretionary	9.01
Telecommunication Services	4.67

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Eni SpA	17.18%
Enel SpA	8.55
Intesa Sanpaolo SpA	8.49
UniCredit SpA	8.34
Snam SpA	4.46
Assicurazioni Generali SpA	4.46
Tenaris SA	4.05
Atlantia SpA	3.93
Luxottica Group SpA	3.58
Fiat SpA	3.43

TOTAL	66.47%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI NETHERLANDS ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.80%	11.48%	12.30%	11.80%	11.48%	12.30%
5 Years	8.27%	8.17%	8.80%	48.76%	48.13%	52.47%
10 Years	7.52%	7.48%	8.10%	106.49%	105.64%	117.98%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2008 reflects the performance of the MSCI Netherlands Index. Index performance beginning on February 1, 2008 reflects the performance of the MSCI Netherlands Investable Market Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$973.00	$2.39	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS ETF

The iShares MSCI Netherlands ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Dutch equities, as represented by the MSCI Netherlands Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 11.80%, net of fees, while the total return for the Index was 12.30%.

The Index delivered a solid return for the reporting period. The Dutch stock market rallied sharply in the first few months of the reporting period, but ultimately lagged the MSCI EAFE Index, a broad gauge of international developed market stocks, for the duration of the reporting period.

Consumer-based stocks, which comprised approximately 37% of the Index on average during the reporting period, rallied as consumer spending increased during the second half of the reporting period, aided by rising home prices. As a result, consumer-based stocks posted a solid contribution to the Index’s return. The financials sector was a source of strong performance, as financials stocks rallied on improving credit conditions and lower interest rates in many European countries. The telecommunication services sector also outperformed the overall Index, contributing to the Index’s performance.

The energy sector declined amid volatile oil and natural gas prices, and detracted from the Index’s performance during the reporting period. Other sectors with exposure to the economic cycle, including the industrials and materials sectors, lagged the overall Index, as industrial production declined sharply during the winter of 2013. Information technology stocks also delivered modest results during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Consumer Staples	29.35%
Financials	21.37
Industrials	15.00
Information Technology	11.56
Consumer Discretionary	8.07
Materials	7.65
Telecommunication Services	4.62
Energy	2.38

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Unilever NV CVA	17.63%
ING Groep NV CVA	13.81
ASML Holding NV	8.91
Koninklijke Philips NV	7.70
Heineken NV	4.57
Akzo Nobel NV	4.42
Reed Elsevier NV	4.15
Koninklijke Ahold NV	4.14
AEGON NV	3.73
Koninklijke DSM NV	3.00

TOTAL	72.06%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI SPAIN CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	37.39%	36.88%	38.55%	37.39%	36.88%	38.55%
5 Years	2.27%	2.20%	1.63%	11.90%	11.51%	8.40%
10 Years	8.40%	8.29%	8.13%	123.92%	121.84%	118.41%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Spain Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Spain 25/50 Index.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,031.70	$2.46	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN CAPPED ETF

The iShares MSCI Spain Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Spanish equities, as represented by the MSCI Spain 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 37.39%, net of fees, while the total return for the Index was 38.55%.

The Index posted strong performance during the reporting period, significantly outperforming the broad international developed markets, as measured by the MSCI EAFE Index.

The Spanish stock market rapidly advanced for most of the reporting period on renewed optimism for Europe’s most beleaguered economies. In the last two months of the reporting period, however, the market declined, as investors shifted their focus to geopolitical tensions in Ukraine and stagnant European growth.

Spain’s economy began to recover during the reporting period, exiting its second recession since the financial crisis in 2008. The unemployment rate remained stubbornly high, exceeding 25% for most of the reporting period. Nevertheless, consumer spending logged consistent growth during the second half of the reporting period, while manufacturing expanded at a steady pace. Spain, similar to many countries throughout the world, experienced strong economic growth in pre-recession years due in part to a housing boom. Sharply declining home prices and high government debt levels have weighed on the economy since 2008. Housing prices declined at a much slower rate during the reporting period, which led to speculation that housing prices could be stabilizing. Similarly, financial reforms also helped drive lending rates on Spanish government debt dramatically lower.

The broad-based equity market rally meant many companies contributed to positive performance during the reporting period. Banco Santander SA, the Index’s largest weighting at approximately 22% as of the end of the reporting period, experienced strong performance on Spain’s improving financial and economic conditions.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	48.42%
Utilities	11.68
Industrials	11.50
Telecommunication Services	10.98
Consumer Discretionary	4.70
Energy	4.61
Information Technology	3.81
Health Care	2.32
Consumer Staples	1.98

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Banco Santander SA	22.45%
Banco Bilbao Vizcaya Argentaria SA	12.16
Telefonica SA	10.98
Iberdrola SA	4.86
Inditex SA	4.70
Repsol SA	4.61
Amadeus IT Holding SA Class A	3.80
Gas Natural SDG SA	3.47
Banco Popular Espanol SA	3.25
CaixaBank SA	3.14

TOTAL	73.42%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI SWEDEN ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.49%	10.31%	10.41%	10.49%	10.31%	10.41%
5 Years	11.92%	11.84%	11.87%	75.59%	75.02%	75.20%
10 Years	10.68%	10.60%	10.65%	175.90%	173.85%	175.14%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$957.00	$2.37	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN ETF

The iShares MSCI Sweden ETF (the “Fund”) seeks to track the investment results of an index composed of Swedish equities, as represented by the MSCI Sweden Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 10.49%, net of fees, while the total return for the Index was 10.41%.

Swedish stocks, as represented by the Index, posted a modest return during the reporting period, underperforming the broad international developed markets, as measured by the MSCI EAFE Index.

Sector performance varied widely during the reporting period, as some economic sectors posted double-digit positive returns, while other sectors delivered negative returns. The financials sector was the largest contributor to Index performance, as financials stocks rallied on improving credit conditions and lower interest rates in many European countries. Financials stocks represented approximately one-third of the Index’s weight on average, and contributed more than half of the Index’s total return. The consumer discretionary sector was another large contributor, as consumer spending increased steadily during the reporting period. The information technology sector also delivered a solid contribution to Index return, as Swedish technology stocks performed in line with the broader Index.

The industrials sector, which represented approximately 26% of the Index on average during the reporting period, posted a modest return, but trailed the broader Index by a wide margin as Swedish industrial production contracted during the reporting period. Several of the Index’s smaller sectors, including health care, energy and consumer staples, detracted from Index performance. The negative impact of these sectors on Index performance was limited, as each sector accounted for approximately 5% or less of the Index on average during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	33.47%
Industrials	26.34
Consumer Discretionary	12.31
Information Technology	11.49
Telecommunication Services	6.78
Consumer Staples	5.18
Health Care	2.34
Materials	1.08
Energy	1.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Hennes & Mauritz AB Class B	10.03%
Nordea Bank AB	9.84
Telefonaktiebolaget LM Ericsson Class B	9.42
Svenska Handelsbanken AB Class A	5.82
Swedbank AB Class A	5.73
Skandinaviska Enskilda Banken AB Class A	4.86
Atlas Copco AB Class A	4.85
Volvo AB Class B	4.54
TeliaSonera AB	4.32
Investor AB Class B	4.20

TOTAL	63.61%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI SWITZERLAND CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.21%	17.14%	17.49%	17.21%	17.14%	17.49%
5 Years	12.64%	12.59%	12.46%	81.29%	80.89%	79.86%
10 Years	10.64%	10.63%	10.29%	174.77%	174.66%	166.36%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Switzerland Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Switzerland 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.00	$2.42	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

The iShares MSCI Switzerland Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Swiss equities, as represented by the MSCI Switzerland 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 17.21%, net of fees, while the total return for the Index was 17.49%.

Swiss stocks, as represented by the Index, posted solid performance during the reporting period. The Swiss stock market reflected the contours of the broader European equity market, while slightly outpacing the broad international developed markets, as measured by the MSCI EAFE Index.

Switzerland’s economy grew at a modest pace during the reporting period, as the eurozone began to recover from its economic recession. Weak consumer spending was a source of weakness for the Swiss economy. The Swiss franc, which is considered a high-quality currency known for its stability, weakened relative to the U.S. dollar and strengthened relative to the euro in the final months of the reporting period. The stronger U.S. dollar also decreased international equity returns for U.S. investors.

The European food giant Nestle SA and the pharmaceutical company Novartis AG accounted for a combined Index weighting of approximately 28% as of the end of the reporting period. Both stocks performed relatively well, helping propel the broader Swiss stock market to solid gains. Health care company Roche Holding AG, which represented approximately 14% of the Index as of August 31, 2014, posted a modest gain, limiting Index performance.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Health Care	31.10%
Consumer Staples	20.71
Financials	19.70
Industrials	11.12
Materials	7.96
Consumer Discretionary	6.59
Telecommunication Services	1.44
Energy	1.38

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Nestle SA Registered	17.48%
Novartis AG Registered	13.87
Roche Holding AG Genusschein	13.77
UBS AG Registered	4.52
ABB Ltd. Registered	4.34
Compagnie Financiere Richemont SA Class A Bearer	4.33
Zurich Insurance Group AG	4.00
Credit Suisse Group AG Registered	3.79
Syngenta AG Registered	3.00
Swiss Re AG	2.64

TOTAL	71.74%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.56%	16.91%	18.19%	17.56%	16.91%	18.19%
5 Years	10.43%	10.44%	11.05%	64.26%	64.31%	68.90%
10 Years	6.60%	6.44%	7.22%	89.42%	86.60%	100.82%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,015.00	$2.44	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

The iShares MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of U.K. equities, as represented by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 17.56%, net of fees, while the total return for the Index was 18.19%.

United Kingdom stocks, as represented by the Index, posted a solid return for the reporting period, outpacing the broad international developed markets, as measured by the MSCI EAFE Index.

The United Kingdom experienced healthy economic growth during the period. The country’s GDP growth improved throughout the reporting period, expanding by 0.9% during the second quarter of 2014, and nominal GDP surpassed its pre-crisis peak from 2008 on the strength of its services and production sectors. On an annual basis, GDP growth for the second quarter of 2014 was 3.2% versus the second quarter of 2013. In addition, the unemployment rate continued to fall, finishing the reporting period at its lowest rate since late 2008.

Every economic sector in the Index delivered a double-digit positive return, as the United Kingdom experienced a broad-based rally during the reporting period. The energy sector generated the largest contribution to the Index’s return, as England’s global, diversified petroleum companies posted solid returns despite volatile oil and gas prices. The health care sector was the third largest contributor to the Index’s performance during the reporting period, reflecting the strong performance of large pharmaceuticals companies. The materials and consumer discretionary sectors performed in line with the Index, which increased the Index’s total return.

The financials sector, the largest sector in the Index with a 22% weighting on average, lagged several other sectors in the Index while generating the second largest contribution to the Index’s return. Similarly, the telecommunication services and consumer staples sectors posted solid returns while trailing the overall Index during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	22.54%
Energy	17.23
Consumer Staples	15.97
Health Care	9.60
Materials	9.38
Consumer Discretionary	8.10
Industrials	6.79
Telecommunication Services	5.06
Utilities	4.30
Information Technology	1.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

HSBC Holdings PLC	7.12%
Royal Dutch Shell PLC Class A	5.49
BP PLC	5.09
GlaxoSmithKline PLC	4.10
British American Tobacco PLC	3.81
Royal Dutch Shell PLC Class B	3.56
AstraZeneca PLC	3.30
Vodafone Group PLC	3.13
Diageo PLC	2.56
Lloyds Banking Group PLC	2.50

TOTAL	40.66%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2014 and held through August 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRIA CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.44%

AIR FREIGHT & LOGISTICS — 3.90%
Oesterreichische Post AG	52,488	$2,463,359

		2,463,359
BUILDING PRODUCTS — 4.27%
Wienerberger AG	179,964	2,697,613

		2,697,613
CHEMICALS — 1.59%
Lenzing AGa	16,488	1,004,675

		1,004,675
COMMERCIAL BANKS — 18.55%
Erste Group Bank AG	335,484	8,630,300
Raiffeisen International Bank Holding AG	120,132	3,085,639

		11,715,939
CONSTRUCTION MATERIALS — 1.94%
RHI AG	40,788	1,225,489

		1,225,489
CONTAINERS & PACKAGING — 2.78%
Mayr-Melnhof Karton AG	15,048	1,759,332

		1,759,332
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.41%
Telekom Austria AG	162,504	1,524,038

		1,524,038
ELECTRIC UTILITIES — 1.59%
EVN AG	74,160	1,006,141

		1,006,141
ELECTRICAL EQUIPMENT — 1.81%
Zumtobel AG	54,576	1,140,855

		1,140,855
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.92%
Austria Technologie & Systemtechnik AG	65,988	763,152
Kapsch TrafficCom AG	15,336	447,443

		1,210,595
ENERGY EQUIPMENT & SERVICES — 3.06%
Schoeller-Bleckmann Oilfield Equipment AG	18,324	1,930,910

		1,930,910

Security	Shares	Value

HOTELS, RESTAURANTS & LEISURE — 0.56%
DO & Co. AG	5,184	$352,958

		352,958
INSURANCE — 7.47%
UNIQA Insurance Group AG	161,100	1,937,395
Vienna Insurance Group AG	57,276	2,782,750

		4,720,145
MACHINERY — 10.00%
Andritz AG	79,560	4,267,311
Palfinger AG	28,260	903,056
Semperit AG Holding	20,232	1,148,598

		6,318,965
METALS & MINING — 9.65%
AMAG Austria Metall AGb	19,224	672,295
Voestalpine AG	126,108	5,423,475

		6,095,770
OIL, GAS & CONSUMABLE FUELS — 10.48%
OMV AG	171,000	6,622,093

		6,622,093
REAL ESTATE MANAGEMENT & DEVELOPMENT — 13.88%
BUWOG AGc	64,008	1,252,024
CA Immobilien Anlagen AGc	117,792	2,440,598
conwert Immobilien Invest SE	107,892	1,348,391
IMMOEAST AG Escrow[c,d]	998,769	13
IMMOFINANZ AGc	898,380	2,822,281
IMMOFINANZ AG Escrow[c,d]	897,599	12
S IMMO AG	117,252	904,272

		8,767,591
TRANSPORTATION INFRASTRUCTURE — 2.58%
Flughafen Wien AG	18,108	1,626,936

		1,626,936

TOTAL COMMON STOCKS
(Cost: $83,626,133)		62,183,404

SHORT-TERM INVESTMENTS — 0.51%

MONEY MARKET FUNDS — 0.51%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	297,991	297,991
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,f,g]	18,759	18,759

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRIA CAPPED ETF

August 31, 2014

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	5,110	$5,110

		321,860

TOTAL SHORT-TERM INVESTMENTS
(Cost: $321,860)		321,860

TOTAL INVESTMENTS IN SECURITIES — 98.95%
(Cost: $83,947,993)		62,505,264
Other Assets, Less Liabilities — 1.05%		664,907

NET ASSETS — 100.00%		$63,170,171

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Non-income earning security.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.90%

AIR FREIGHT & LOGISTICS — 1.33%
bpost SA	88,693	$2,189,913

		2,189,913
BEVERAGES — 22.31%
Anheuser-Busch InBev NV	330,088	36,761,664

		36,761,664
BIOTECHNOLOGY — 1.58%
Ablynx NVa	164,205	1,860,102
ThromboGenics NVa,b	67,881	743,915

		2,604,017
CAPITAL MARKETS — 1.77%
GIMV NV	33,759	1,653,964
RHJ International SAa	248,413	1,269,573

		2,923,537
CHEMICALS — 9.37%
Solvay SA	53,724	8,474,140
Tessenderlo Chemie NVa	50,578	1,518,634
Umicore SA	112,167	5,439,284

		15,432,058
COMMERCIAL BANKS — 7.72%
KBC Groep NVa	222,519	12,713,303

		12,713,303
COMMUNICATIONS EQUIPMENT — 0.74%
EVS Broadcast Equipment SAb	28,314	1,225,520

		1,225,520
CONSTRUCTION & ENGINEERING — 1.38%
Compagnie d’Entreprises CFE SA	21,417	2,280,817

		2,280,817
DISTRIBUTORS — 1.03%
SA D’Ieteren NV	40,686	1,693,227

		1,693,227
DIVERSIFIED FINANCIAL SERVICES — 7.73%
Ackermans & van Haaren NV	28,834	3,497,592
Groupe Bruxelles Lambert SA	73,931	7,286,116
KBC Ancora SCA[a]	59,290	1,948,516

		12,732,224
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.52%
Belgacom SA	162,382	5,803,895

		5,803,895
ELECTRIC UTILITIES — 1.28%
Elia System Operator SA	43,197	2,112,664

		2,112,664

Security	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.91%
Barco NV	21,103	$1,499,363

		1,499,363
FOOD & STAPLES RETAILING — 6.57%
Colruyt SA	79,618	3,806,884
Delhaize Brothers and Co. “The Lion” (Delhaize Group) SA	100,430	7,017,795

		10,824,679
HEALTH CARE EQUIPMENT & SUPPLIES — 1.15%
Ion Beam Applications SAa	124,509	1,897,518

		1,897,518
HEALTH CARE PROVIDERS & SERVICES — 1.51%
Arseus NV	45,617	2,489,693

		2,489,693
HEALTH CARE TECHNOLOGY — 1.03%
Agfa-Gevaert NVa	591,690	1,706,050

		1,706,050
INSURANCE — 4.17%
Ageas	204,127	6,868,441

		6,868,441
IT SERVICES — 0.89%
Econocom Group SA	161,777	1,461,177

		1,461,177
MARINE — 0.76%
Compagnie Maritime Belge SA	52,151	1,251,249

		1,251,249
MEDIA — 3.32%
Kinepolis Group	50,959	1,928,114
Telenet Group Holding NVa	60,379	3,536,754

		5,464,868
METALS & MINING — 2.97%
Bekaert NV	61,710	2,298,724
Nyrstar NVa,b	397,969	1,544,832
Viohalco SAa,b	191,664	1,047,708

		4,891,264
OIL, GAS & CONSUMABLE FUELS — 2.37%
Euronav SAa	198,440	2,424,086
Exmar NV	94,864	1,474,468

		3,898,554
PHARMACEUTICALS — 7.31%
Galapagos NVa,b	65,340	1,082,708
UCB SA	113,014	10,971,135

		12,053,843

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2014

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.88%
Befimmo SA	29,403	$2,381,485
Cofinimmo SA	22,264	2,754,312
Intervest Offices & Warehouses NV	38,841	1,196,664
Warehouses De Pauw SCA	22,627	1,706,296

		8,038,757
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.44%
Melexis NV	51,546	2,369,584

		2,369,584
WIRELESS TELECOMMUNICATION SERVICES — 0.86%
Mobistar SAa	71,269	1,412,358

		1,412,358

TOTAL COMMON STOCKS
(Cost: $156,766,118)		164,600,237

SHORT-TERM INVESTMENTS — 2.47%

MONEY MARKET FUNDS — 2.47%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	3,733,359	3,733,359
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	235,025	235,025
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	108,461	108,461

		4,076,845

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,076,845)		4,076,845

TOTAL INVESTMENTS IN SECURITIES — 102.37%
(Cost: $160,842,963)		168,677,082
Other Assets, Less Liabilities — (2.37)%		(3,912,026)

NET ASSETS — 100.00%		$164,765,056

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 96.21%

CZECH REPUBLIC — 3.32%
CEZ AS	86,424	$2,512,409
Komercni Banka AS	8,141	1,893,319
O2 Czech Republic AS	42,118	591,710

		4,997,438
HUNGARY — 2.91%
MOL Hungarian Oil and Gas PLC	22,392	1,103,289
OTP Bank PLC	119,951	2,073,569
Richter Gedeon Nyrt	74,863	1,204,740

		4,381,598
POLAND — 24.20%
Alior Bank SAa	24,358	580,582
Bank Handlowy w Warszawie SA	17,500	626,691
Bank Millennium SA	227,496	571,346
Bank Pekao SA	70,268	3,958,049
Bank Zachodni WBK SA	15,919	1,844,649
Cyfrowy Polsat SA	102,431	819,807
ENEA SA	118,263	554,817
Energa SA	108,504	707,557
Eurocash SA	44,545	480,649
Getin Noble Bank SAa	639,019	519,633
Grupa Azoty SA	26,489	619,279
Grupa Lotos SAa	34,452	324,764
Jastrzebska Spolka Weglowa SAa	28,329	296,638
KGHM Polska Miedz SA	74,963	3,090,097
LPP SA	445	1,183,011
mBank SA	7,905	1,145,939
Orange Polska SA	351,442	1,180,505
Polska Grupa Energetyczna SA	450,148	3,070,583
Polski Koncern Naftowy Orlen SA	171,776	2,118,357
Polskie Gornictwo Naftowe i Gazownictwo SA	947,915	1,446,768
Powszechna Kasa Oszczednosci Bank Polski SA	468,491	5,604,573
Powszechny Zaklad Ubezpieczen SA	30,053	4,408,293
Synthos SA	281,674	405,242
Tauron Polska Energia SA	565,356	882,333

		36,440,162

Security	Shares	Value

RUSSIA — 65.78%
Alrosa AO	986,100	$1,155,669
Gazprom OAO	6,337,232	22,581,624
LUKOIL OAO	273,231	15,210,050
Magnit OJSC SP GDR	139,229	8,103,128
MegaFon OAO SP GDR	49,806	1,409,510
MMC Norilsk Nickel OJSC	29,654	5,835,382
Mobile TeleSystems OJSC SP ADR	276,601	5,103,288
Moscow Exchange MICEX-RTS OJSC	730,690	1,226,493
NovaTek OAO SP GDR	48,744	4,903,646
Rosneft Oil Co. OJSC	623,804	3,848,264
Rostelecom OJSC	428,880	1,140,774
RusHydro OJSC	62,061,000	1,150,977
Sberbank of Russia	5,782,285	11,378,514
Severstal OAO	112,169	1,079,602
Sistema JSFC SP GDR	90,428	2,057,237
Surgutneftegas OJSC	3,825,960	2,681,862
Tatneft OAO Class S	758,249	4,702,598
Uralkali OJSC	707,455	2,612,825
VTB Bank OJSC	2,777,430,999	2,861,166

		99,042,609

TOTAL COMMON STOCKS
(Cost: $167,227,947)		144,861,807

PREFERRED STOCKS — 3.56%

RUSSIA — 3.56%
AK Transneft OAO	834	1,834,758
Sberbank of Russia	533,500	795,538
Surgutneftegas OJSC	3,711,800	2,731,732

		5,362,028

TOTAL PREFERRED STOCKS
(Cost: $5,797,495)		5,362,028

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	90,457	90,457

		90,457

TOTAL SHORT-TERM INVESTMENTS
(Cost: $90,457)		90,457

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE ETF

August 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 99.83%
(Cost: $173,115,899)	$150,314,292
Other Assets, Less Liabilities — 0.17%	251,695

NET ASSETS — 100.00%	$150,565,987

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FRANCE ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.96%

AEROSPACE & DEFENSE — 4.93%
Airbus Group NV	125,103	$7,712,795
Safran SA	57,681	3,790,134
Thales SA	19,739	1,104,879
Zodiac Aerospace	39,576	1,294,115

		13,901,923
AIR FREIGHT & LOGISTICS — 0.26%
Bollore	1,173	741,636

		741,636
AUTO COMPONENTS — 2.25%
Compagnie Generale des Etablissements Michelin Class B	39,686	4,398,892
Valeo SA	16,014	1,939,982

		6,338,874
AUTOMOBILES — 1.55%
PSA Peugeot Citroen SAa	83,283	1,172,697
Renault SA	40,902	3,209,940

		4,382,637
BEVERAGES — 2.04%
Pernod Ricard SA	45,186	5,341,236
Remy Cointreau SAb	5,151	410,419

		5,751,655
BUILDING PRODUCTS — 1.71%
Compagnie de Saint-Gobain	94,554	4,811,233

		4,811,233
CHEMICALS — 3.65%
Arkema SA	12,140	913,235
L’Air Liquide SA	73,287	9,386,933

		10,300,168
COMMERCIAL BANKS — 9.79%
BNP Paribas SA	225,318	15,249,015
Credit Agricole SA	212,976	3,165,804
Natixis	198,335	1,397,671
Societe Generale	153,255	7,783,003

		27,595,493
COMMERCIAL SERVICES & SUPPLIES — 0.75%
Edenred SA	43,334	1,288,285
Societe BIC SA	6,069	826,589

		2,114,874
COMMUNICATIONS EQUIPMENT — 0.74%
Alcatel-Lucent[a,b]	598,689	2,075,578

		2,075,578

Security	Shares	Value

CONSTRUCTION & ENGINEERING — 2.92%
Bouygues SA	40,698	$1,497,523
Vinci SA	102,918	6,744,290

		8,241,813
CONSTRUCTION MATERIALS — 1.29%
Imerys SA	7,293	584,258
Lafarge SA	39,780	3,054,816

		3,639,074
DIVERSIFIED FINANCIAL SERVICES — 0.51%
Eurazeo	8,058	613,808
Wendel	6,732	814,647

		1,428,455
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.94%
Iliad SA	5,559	1,224,291
Orange	394,740	5,989,843
Vivendi SA	257,754	6,720,673

		13,934,807
ELECTRIC UTILITIES — 0.59%
Electricite de France SA	51,408	1,675,599

		1,675,599
ELECTRICAL EQUIPMENT — 5.03%
ALSTOM[a]	46,002	1,632,095
Legrand SA	56,508	3,131,369
Schneider Electric SE	110,976	9,402,145

		14,165,609
ENERGY EQUIPMENT & SERVICES — 0.72%
Technip SA	21,777	2,022,269

		2,022,269
FOOD & STAPLES RETAILING — 2.15%
Carrefour SA	132,957	4,620,831
Casino Guichard-Perrachon SA	11,985	1,433,901

		6,054,732
FOOD PRODUCTS — 3.06%
Danone SA	123,165	8,621,060

		8,621,060
HEALTH CARE EQUIPMENT & SUPPLIES — 1.64%
Essilor International SA	43,401	4,614,586

		4,614,586
HOTELS, RESTAURANTS & LEISURE — 1.33%
Accor SA	36,465	1,776,213
Sodexo	20,043	1,979,256

		3,755,469

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE ETF

August 31, 2014

Security	Shares	Value

INSURANCE — 4.02%
AXA SA	386,631	$9,599,748
CNP Assurances SA	36,557	723,016
SCOR SE	32,738	1,004,754

		11,327,518
IT SERVICES — 1.23%
Atos SA	16,881	1,291,002
Cap Gemini SA	30,702	2,188,246

		3,479,248
MACHINERY — 0.37%
Vallourec SA	23,154	1,036,642

		1,036,642
MEDIA — 2.69%
Eutelsat Communications SA	32,838	1,098,008
JCDecaux SA	14,229	503,422
Lagardere SCA	25,141	693,940
Publicis Groupe SA	38,607	2,883,374
SES SA Class A FDR	64,668	2,398,689

		7,577,433
METALS & MINING — 1.10%
ArcelorMittal	212,721	3,103,172

		3,103,172
MULTI-UTILITIES — 3.68%
GDF Suez	308,142	7,608,309
Suez Environnement SA	59,793	1,104,994
Veolia Environnement	89,709	1,651,352

		10,364,655
OIL, GAS & CONSUMABLE FUELS — 10.68%
Total SA	455,532	30,115,349

		30,115,349
PERSONAL PRODUCTS — 3.15%
L’Oreal SA	53,499	8,879,081

		8,879,081
PHARMACEUTICALS — 9.85%
Sanofi	252,501	27,771,631

		27,771,631
PROFESSIONAL SERVICES — 0.40%
Bureau Veritas SA	46,920	1,117,399

		1,117,399
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.12%
Fonciere des Regions	6,018	610,372
Gecina SA	6,018	852,143
Icade	7,803	727,382

Security	Shares	Value

Klepierre	21,267	$1,015,468
Unibail-Rodamco SE	20,808	5,602,257

		8,807,622
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.40%
STMicroelectronics NV	135,790	1,140,070

		1,140,070
SOFTWARE — 0.63%
Dassault Systemes SA	26,928	1,787,666

		1,787,666
TEXTILES, APPAREL & LUXURY GOODS — 5.63%
Christian Dior SA	11,630	2,073,432
Kering	16,167	3,433,847
LVMH Moet Hennessy Louis Vuitton SA	59,517	10,352,167

		15,859,446
TRADING COMPANIES & DISTRIBUTORS — 0.41%
Rexel SA	57,602	1,149,482

		1,149,482
TRANSPORTATION INFRASTRUCTURE — 0.75%
Aeroports de Paris	6,324	842,577
Groupe Eurotunnel SA Registered	99,450	1,282,708

		2,125,285

TOTAL COMMON STOCKS
(Cost: $323,921,120)		281,809,243

SHORT-TERM INVESTMENTS — 0.79%

MONEY MARKET FUNDS — 0.79%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	2,088,812	2,088,812
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	131,497	131,497
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,773	1,773

		2,222,082

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,222,082)		2,222,082

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE ETF

August 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 100.75%
(Cost: $326,143,202)	$284,031,325
Other Assets, Less Liabilities — (0.75)%	(2,108,505)

NET ASSETS — 100.00%	$281,922,820

FDR  —  Fiduciary Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.93%

AEROSPACE & DEFENSE — 2.03%
Finmeccanica SpA[a]	3,379,320	$31,692,837

		31,692,837
AUTO COMPONENTS — 2.00%
Pirelli & C. SpA	2,028,888	31,080,614

		31,080,614
AUTOMOBILES — 3.42%
Fiat SpA[a,b]	5,439,312	53,305,094

		53,305,094
CAPITAL MARKETS — 2.31%
Mediobanca SpA[a]	4,103,136	35,940,935

		35,940,935
COMMERCIAL BANKS — 25.68%
Banca Monte dei Paschi di Siena SpA[a]	29,561,112	44,311,335
Banco Popolare SCa	2,426,760	37,942,798
Intesa Sanpaolo SpA	44,292,744	132,087,227
Intesa Sanpaolo SpA RNC	4,379,832	11,451,695
UniCredit SpA	16,720,992	129,726,632
Unione di Banche Italiane SpA	5,651,856	44,258,303

		399,777,990
DIVERSIFIED FINANCIAL SERVICES — 2.02%
Exor SpA	789,264	31,479,656

		31,479,656
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.67%
Telecom Italia SpA[a]	43,840,440	50,557,183
Telecom Italia SpA RNC	23,996,088	22,125,357

		72,682,540
ELECTRIC UTILITIES — 11.78%
Enel SpA	25,093,152	133,070,196
Terna SpA	9,759,528	50,392,591

		183,462,787
ELECTRICAL EQUIPMENT — 2.03%
Prysmian SpA	1,549,368	31,551,200

		31,551,200
ENERGY EQUIPMENT & SERVICES — 4.80%
Saipem SpA[a]	491,184	11,684,598
Tenaris SA	2,848,608	62,999,223

		74,683,821
GAS UTILITIES — 4.46%
Snam SpA	11,901,816	69,386,735

		69,386,735

Security	Shares	Value

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.75%
Enel Green Power SpA	4,203,576	$11,627,598

		11,627,598
INSURANCE — 6.07%
Assicurazioni Generali SpA	3,382,560	69,327,719
UnipolSai SpA	8,025,480	25,265,083

		94,592,802
MACHINERY — 3.23%
CNH Industrial NV	5,769,144	50,230,170

		50,230,170
OIL, GAS & CONSUMABLE FUELS — 17.17%
Eni SpA	10,693,296	267,337,330

		267,337,330
TEXTILES, APPAREL & LUXURY GOODS — 3.58%
Luxottica Group SpA	1,041,984	55,792,190

		55,792,190
TRANSPORTATION INFRASTRUCTURE — 3.93%
Atlantia SpA	2,402,784	61,146,790

		61,146,790

TOTAL COMMON STOCKS
(Cost: $1,594,016,316)		1,555,771,089

SHORT-TERM INVESTMENTS — 1.27%

MONEY MARKET FUNDS — 1.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	18,612,404	18,612,404
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	1,171,702	1,171,702
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	18,982	18,982

		19,803,088

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,803,088)		19,803,088

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 101.20%
(Cost: $1,613,819,404)	$1,575,574,177
Other Assets, Less Liabilities — (1.20)%	(18,713,925)

NET ASSETS — 100.00%	$1,556,860,252

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MSCI NETHERLANDS ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.64%

AIR FREIGHT & LOGISTICS — 1.43%
PostNL NVa	188,136	$944,415
TNT Express NV	188,270	1,410,563

		2,354,978
BEVERAGES — 6.36%
Heineken Holding NV	43,148	2,985,519
Heineken NV	98,490	7,511,428

		10,496,947
CAPITAL MARKETS — 0.15%
BinckBank NV	22,378	245,449

		245,449
CHEMICALS — 7.56%
Akzo Nobel NV	102,510	7,263,059
Koninklijke DSM NV	73,700	4,933,487
Koninklijke Ten Cate NV	11,524	285,601

		12,482,147
CONSTRUCTION & ENGINEERING — 2.81%
Arcadis NV	25,594	847,530
Grontmij NVa	29,882	148,744
Koninklijke BAM Groep NVb	99,160	234,974
OCI NVa	36,046	1,207,886
Royal Boskalis Westminster NV CVA	36,984	2,133,488
Royal Imtech NVa,b	146,864	74,284

		4,646,906
DIVERSIFIED FINANCIAL SERVICES — 13.76%
ING Groep NV CVA[a]	1,647,530	22,710,378
SNS REAAL NVa,b,c	68,952	1

		22,710,379
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.61%
Koninklijke KPN NVa	1,368,676	4,552,122
Ziggo NV	64,052	3,054,169

		7,606,291
ELECTRICAL EQUIPMENT — 0.39%
Kendrion NV	4,690	141,623
TKH Group NV	14,874	503,515

		645,138
ENERGY EQUIPMENT & SERVICES — 1.44%
Fugro NV CVA	31,356	1,140,146
SBM Offshore NVa,b	80,400	1,234,298

		2,374,444

Security	Shares	Value

FOOD & STAPLES RETAILING — 4.22%
Amsterdam Commodities NV	6,566	$154,380
Koninklijke Ahold NV	397,578	6,807,968

		6,962,348
FOOD PRODUCTS — 18.66%
Corbion NV	27,872	467,723
Koninklijke Wessanen NV	32,428	180,681
Nutreco NV	30,016	1,157,448
Unilever NV CVA	696,130	29,007,480

		30,813,332
HOUSEHOLD DURABLES — 0.20%
TomTom NVa,b	42,746	328,709

		328,709
INDUSTRIAL CONGLOMERATES — 7.67%
Koninklijke Philips NV	414,596	12,664,197

		12,664,197
INSURANCE — 4.96%
AEGON NV	774,252	6,135,387
Delta Lloyd NV	84,839	2,048,936

		8,184,323
LEISURE EQUIPMENT & PRODUCTS — 0.10%
Accell Group NV	8,978	162,132

		162,132
MACHINERY — 0.71%
Aalberts Industries NV	42,478	1,180,308

		1,180,308
MEDIA — 7.74%
Altice SAa	37,118	2,376,144
Reed Elsevier NV	298,418	6,819,873
Wolters Kluwer NV	129,042	3,583,055

		12,779,072
METALS & MINING — 0.06%
AMG Advanced Metallurgical Group NVa	11,122	105,523

		105,523
OIL, GAS & CONSUMABLE FUELS — 0.93%
Koninklijke Vopak NV	30,016	1,542,737

		1,542,737
PROFESSIONAL SERVICES — 1.93%
Brunel International	8,308	205,406
Randstad Holding NV	53,868	2,621,430
USG People NV	27,336	352,905

		3,179,741

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI NETHERLANDS ETF

August 31, 2014

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.43%
Corio NV	30,150	$1,623,690
Eurocommercial Properties NV	17,420	857,937
Nieuwe Steen Investments NV	54,940	313,349
VastNed Retail NV	8,174	398,694
Wereldhave NV	8,844	816,035

		4,009,705
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 9.51%
ASM International NV	21,574	839,731
ASML Holding NV	152,760	14,650,501
BE Semiconductor Industries NV	11,926	210,657

		15,700,889
SOFTWARE — 2.01%
Gemalto NVb	33,768	3,314,147

		3,314,147

TOTAL COMMON STOCKS
(Cost: $174,723,662)		164,489,842

SHORT-TERM INVESTMENTS — 3.36%

MONEY MARKET FUNDS — 3.36%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	5,198,803	5,198,803
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	327,279	327,279
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	24,972	24,972

		5,551,054

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,551,054)		5,551,054

TOTAL INVESTMENTS IN SECURITIES — 103.00%
(Cost: $180,274,716)		170,040,896
Other Assets, Less Liabilities — (3.00)%		(4,949,392)

NET ASSETS — 100.00%		$165,091,504

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.90%

AIRLINES — 2.09%
International Consolidated Airlines Group SAa	8,603,952	$51,633,730

		51,633,730
BIOTECHNOLOGY — 2.32%
Grifols SA	1,228,556	57,334,749

		57,334,749
COMMERCIAL BANKS — 46.78%
Banco Bilbao Vizcaya Argentaria SA	24,765,188	300,436,759
Banco de Sabadell SA	24,423,336	77,080,338
Banco Popular Espanol SA	12,812,847	80,183,033
Banco Santander SA	55,481,524	554,679,315
Bankia SAa	34,568,464	67,025,444
CaixaBank SA	12,855,641	77,521,351

		1,156,926,240
CONSTRUCTION & ENGINEERING — 5.25%
Actividades de Construcciones y Servicios SA	1,495,135	63,128,868
Ferrovial SA	3,265,680	66,631,080

		129,759,948
DIVERSIFIED TELECOMMUNICATION SERVICES — 10.97%
Telefonica SA	17,062,556	271,270,876

		271,270,876
ELECTRIC UTILITIES — 6.88%
Iberdrola SA	16,330,132	120,133,653
Red Electrica Corporacion SA	591,807	49,959,971

		170,093,624
FOOD & STAPLES RETAILING — 1.98%
Distribuidora Internacional de Alimentacion SA	5,792,808	48,894,887

		48,894,887
GAS UTILITIES — 4.79%
Enagas SA	982,357	32,827,788
Gas Natural SDG SA	2,785,972	85,632,054

		118,459,842
INSURANCE — 1.59%
Mapfre SA	10,476,424	39,370,112

		39,370,112
IT SERVICES — 3.80%
Amadeus IT Holding SA Class A	2,522,072	94,014,691

		94,014,691

Security	Shares	Value

MACHINERY — 1.38%
Zardoya Otis SA	2,265,480	$32,944,363
Zardoya Otis SA New	89,056	1,295,043

		34,239,406
OIL, GAS & CONSUMABLE FUELS — 4.60%
Repsol SA	4,576,432	113,870,383

		113,870,383
SPECIALTY RETAIL — 4.70%
Inditex SA	3,999,100	116,150,923

		116,150,923
TRANSPORTATION INFRASTRUCTURE — 2.77%
Abertis Infraestructuras SA	3,252,872	68,597,789

		68,597,789

TOTAL COMMON STOCKS
(Cost: $2,374,573,243)		2,470,617,200

SHORT-TERM INVESTMENTS — 0.10%

MONEY MARKET FUNDS — 0.10%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	2,538,504	2,538,504

		2,538,504

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,538,504)		2,538,504

TOTAL INVESTMENTS IN SECURITIES — 100.00%
(Cost: $2,377,111,747)		2,473,155,704
Other Assets, Less Liabilities — (0.00)%		(118,056)

NET ASSETS — 100.00%		$2,473,037,648

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWEDEN ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.92%

BUILDING PRODUCTS — 4.19%
Assa Abloy AB Class B	334,486	$16,942,013

		16,942,013
COMMERCIAL BANKS — 26.23%
Nordea Bank AB	3,041,974	39,752,386
Skandinaviska Enskilda Banken AB Class A	1,499,237	19,624,225
Svenska Handelsbanken AB Class A	500,070	23,499,793
Swedbank AB Class A	906,762	23,152,754

		106,029,158
COMMERCIAL SERVICES & SUPPLIES — 0.85%
Securitas AB Class B	314,104	3,440,106

		3,440,106
COMMUNICATIONS EQUIPMENT — 9.41%
Telefonaktiebolaget LM Ericsson Class B	3,044,028	38,054,444

		38,054,444
CONSTRUCTION & ENGINEERING — 1.95%
Skanska AB Class B	380,780	7,898,266

		7,898,266
DIVERSIFIED FINANCIAL SERVICES — 7.22%
Industrivarden AB Class C	146,870	2,654,562
Investment AB Kinnevik Class B	235,578	9,583,636
Investor AB Class B	456,304	16,952,876

		29,191,074
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.31%
TeliaSonera AB	2,383,904	17,440,072

		17,440,072
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.07%
Hexagon AB Class B	255,170	8,367,490

		8,367,490
HEALTH CARE EQUIPMENT & SUPPLIES — 2.34%
Elekta AB Class Ba	368,614	4,211,599
Getinge AB Class B	200,344	5,250,543

		9,462,142
HOUSEHOLD DURABLES — 2.28%
Electrolux AB Class B	240,634	6,120,051
Husqvarna AB Class B	408,588	3,100,492

		9,220,543

Security	Shares	Value

HOUSEHOLD PRODUCTS — 3.50%
Svenska Cellulosa AB Class B	587,286	$14,152,992

		14,152,992
MACHINERY — 19.32%
Alfa Laval AB	315,052	7,212,810
Atlas Copco AB Class A	671,342	19,597,360
Atlas Copco AB Class B	390,892	10,446,215
Sandvik AB	1,066,974	13,338,610
SKF AB Class B	396,106	9,159,374
Volvo AB Class B	1,533,713	18,359,455

		78,113,824
METALS & MINING — 1.08%
Boliden AB	273,656	4,345,522

		4,345,522
OIL, GAS & CONSUMABLE FUELS — 1.01%
Lundin Petroleum ABa,b	217,882	4,069,319

		4,069,319
SPECIALTY RETAIL — 10.02%
Hennes & Mauritz AB Class B	949,738	40,503,082

		40,503,082
TOBACCO — 1.68%
Swedish Match AB	202,240	6,771,069

		6,771,069
WIRELESS TELECOMMUNICATION SERVICES — 2.46%
Millicom International Cellular SA SDR	66,202	5,949,515
Tele2 AB Class B	319,950	3,990,626

		9,940,141

TOTAL COMMON STOCKS
(Cost: $396,607,637)		403,941,257

SHORT-TERM INVESTMENTS — 1.05%

MONEY MARKET FUNDS — 1.05%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	3,956,496	3,956,496
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	249,072	249,072

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI SWEDEN ETF

August 31, 2014

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	16,023	$16,023

		4,221,591

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,221,591)		4,221,591

TOTAL INVESTMENTS IN SECURITIES — 100.97%
(Cost: $400,829,228)		408,162,848
Other Assets, Less Liabilities — (0.97)%		(3,906,840)

NET ASSETS — 100.00%		$404,256,008

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.17%

BIOTECHNOLOGY — 1.54%
Actelion Ltd. Registered[a]	134,130	$16,505,379

		16,505,379
BUILDING PRODUCTS — 1.42%
Geberit AG Registered	44,880	15,264,639

		15,264,639
CAPITAL MARKETS — 10.00%
Credit Suisse Group AG Registered	1,426,725	40,316,256
Julius Baer Group Ltd.[a]	258,570	11,781,543
Partners Group Holding AG	26,775	7,080,750
UBS AG Registered[a]	2,673,165	48,043,125

		107,221,674
CHEMICALS — 6.12%
EMS-Chemie Holding AG Registered	15,300	6,665,611
Givaudan SA Registered[a]	9,690	16,124,431
Sika AG Bearer	2,862	10,843,632
Syngenta AG Registered	88,740	31,926,440

		65,560,114
CONSTRUCTION MATERIALS — 1.78%
Holcim Ltd. Registered[a]	239,700	19,105,858

		19,105,858
DIVERSIFIED FINANCIAL SERVICES — 0.49%
Pargesa Holding SA Bearer	61,200	5,269,007

		5,269,007
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.43%
Swisscom AG Registered	26,265	15,285,522

		15,285,522
ELECTRICAL EQUIPMENT — 4.30%
ABB Ltd. Registered[a]	2,029,035	46,148,167

		46,148,167
ENERGY EQUIPMENT & SERVICES — 1.37%
Transocean Ltd.[b]	381,735	14,721,712

		14,721,712
FOOD PRODUCTS — 20.54%
Aryzta AGa	121,125	11,089,514
Barry Callebaut AG Registered[a]	4,990	6,129,551
Lindt & Spruengli AG Participation Certificates	1,460	7,672,632
Lindt & Spruengli AG Registered	151	9,484,386
Nestle SA Registered	2,388,585	185,823,750

		220,199,833

Security	Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES — 0.98%
Sonova Holding AG Registered	65,790	$10,545,364

		10,545,364
INSURANCE — 8.40%
Baloise Holding AG Registered	67,327	8,799,522
Swiss Life Holding AG Registered[a]	42,330	10,695,160
Swiss Re AGa	341,190	28,033,572
Zurich Insurance Group AGa	140,760	42,573,041

		90,101,295
LIFE SCIENCES TOOLS & SERVICES — 0.90%
Lonza Group AG Registered[a]	83,895	9,627,520

		9,627,520
MACHINERY — 1.85%
Schindler Holding AG Participation Certificates	61,200	8,867,435
Schindler Holding AG Registered	39,270	5,724,240
Sulzer AG Registered	39,780	5,290,390

		19,882,065
MARINE — 0.89%
Kuehne & Nagel International AG Registered	70,380	9,505,930

		9,505,930
PHARMACEUTICALS — 27.42%
Novartis AG Registered	1,640,415	147,500,328
Roche Holding AG Genusschein	501,075	146,462,606

		293,962,934
PROFESSIONAL SERVICES — 2.56%
Adecco SA Registered[a]	181,560	13,777,824
SGS SA Registered	6,124	13,620,776

		27,398,600
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.64%
Swiss Prime Site AG Registered[a]	85,680	6,857,394

		6,857,394
TEXTILES, APPAREL & LUXURY GOODS — 6.54%
Compagnie Financiere Richemont SA Class A Bearer	481,440	46,022,899
Swatch Group AG (The) Bearer	31,620	17,186,697
Swatch Group AG (The) Registered	67,065	6,883,343

		70,092,939

TOTAL COMMON STOCKS
(Cost: $862,464,710)		1,063,255,946

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2014

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.31%

MONEY MARKET FUNDS — 1.31%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	13,254,008	$13,254,008
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	834,376	834,376
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	8,229	8,229

		14,096,613

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,096,613)		14,096,613

TOTAL INVESTMENTS IN SECURITIES — 100.48%
(Cost: $876,561,323)		1,077,352,559
Other Assets, Less Liabilities — (0.48)%		(5,195,290)

NET ASSETS — 100.00%		$1,072,157,269

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.10%

AEROSPACE & DEFENSE — 2.30%
BAE Systems PLC	4,579,257	$33,849,837
Cobham PLC	1,647,832	8,130,543
Meggitt PLC	1,166,394	9,135,305
Rolls-Royce Holdings PLC[a]	2,723,052	46,172,739

		97,288,424
AIR FREIGHT & LOGISTICS — 0.16%
Royal Mail PLC	942,400	6,986,561

		6,986,561
AIRLINES — 0.12%
easyJet PLC	230,465	5,109,639

		5,109,639
AUTO COMPONENTS — 0.33%
GKN PLC	2,375,311	13,842,286

		13,842,286
BEVERAGES — 4.51%
Coca-Cola HBC AGa	290,511	6,822,066
Diageo PLC	3,637,536	107,258,555
SABMiller PLC	1,396,486	77,067,433

		191,148,054
CAPITAL MARKETS — 1.06%
3i Group PLC	1,406,381	9,183,759
Aberdeen Asset Management PLC	1,332,289	9,611,523
Hargreaves Lansdown PLC	343,896	6,408,021
ICAP PLC	799,777	5,036,643
Investec PLC	794,235	7,234,852
Schroders PLC	179,916	7,278,653

		44,753,451
CHEMICALS — 0.53%
Croda International PLC	196,517	7,121,293
Johnson Matthey PLC	296,575	15,554,305

		22,675,598
COMMERCIAL BANKS — 13.84%
Barclays PLC	23,748,546	88,523,912
HSBC Holdings PLC	27,617,424	299,043,748
Lloyds Banking Group PLC[a]	82,690,943	104,740,744
Royal Bank of Scotland Group PLC[a]	3,635,468	21,904,411
Standard Chartered PLC	3,573,905	71,995,901

		586,208,716

Security	Shares	Value

COMMERCIAL SERVICES & SUPPLIES — 0.80%
Aggreko PLC	370,595	$10,475,218
Babcock International Group PLC	725,564	13,507,821
G4S PLC	2,245,583	9,882,776

		33,865,815
CONTAINERS & PACKAGING — 0.20%
Rexam PLC	1,018,843	8,578,655

		8,578,655
DIVERSIFIED FINANCIAL SERVICES — 0.21%
London Stock Exchange Group PLC	256,388	8,699,014

		8,699,014
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.91%
BT Group PLC	11,466,332	73,695,240
Inmarsat PLC	616,375	7,170,627

		80,865,867
ELECTRIC UTILITIES — 0.84%
SSE PLC	1,411,832	35,592,522

		35,592,522
ENERGY EQUIPMENT & SERVICES — 0.36%
AMEC PLC	431,430	8,060,590
Petrofac Ltd.	376,120	7,052,195

		15,112,785
FOOD & STAPLES RETAILING — 1.48%
J Sainsbury PLC	1,796,163	8,659,578
Tesco PLC	11,755,477	44,892,897
Wm Morrison Supermarkets PLC	3,041,520	8,965,882

		62,518,357
FOOD PRODUCTS — 2.70%
Associated British Foods PLC	515,906	24,529,906
Tate & Lyle PLC	674,989	7,583,479
Unilever PLC	1,858,650	82,076,706

		114,190,091
HEALTH CARE EQUIPMENT & SUPPLIES — 0.53%
Smith & Nephew PLC	1,293,607	22,407,357

		22,407,357
HOTELS, RESTAURANTS & LEISURE — 2.21%
Carnival PLC	265,942	9,919,748
Compass Group PLC	2,434,012	39,594,159
InterContinental Hotels Group PLC	341,947	13,112,536
TUI Travel PLC	726,291	4,493,047
Whitbread PLC	262,774	19,153,667

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2014

Security	Shares	Value

William Hill PLC	1,262,521	$7,338,556

		93,611,713
HOUSEHOLD DURABLES — 0.23%
Persimmon PLC[a]	442,348	9,726,487

		9,726,487
HOUSEHOLD PRODUCTS — 1.94%
Reckitt Benckiser Group PLC	941,923	82,125,621

		82,125,621
INDUSTRIAL CONGLOMERATES — 0.29%
Smiths Group PLC	570,811	12,475,334

		12,475,334
INSURANCE — 5.78%
Admiral Group PLC	280,413	6,217,036
Aviva PLC	4,268,721	36,935,115
Direct Line Insurance Group PLC	2,170,908	10,776,340
Friends Life Group Ltd.	2,052,391	10,453,888
Legal & General Group PLC	8,570,306	34,401,466
Old Mutual PLC	7,093,768	23,432,344
Prudential PLC	3,713,498	89,424,220
RSA Insurance Group PLC	1,465,519	11,151,942
Standard Life PLC	3,462,018	22,101,241

		244,893,592
INTERNET & CATALOG RETAIL — 0.09%
ASOS PLC[a,b]	78,258	3,681,962

		3,681,962
MACHINERY — 0.70%
IMI PLC	394,593	8,886,137
Melrose Industries PLC	1,553,699	7,036,489
Weir Group PLC (The)	309,188	13,581,642

		29,504,268
MEDIA — 3.08%
British Sky Broadcasting Group PLC	1,495,205	21,690,403
ITV PLC	5,547,056	19,456,308
Pearson PLC	1,185,373	21,871,222
Reed Elsevier PLC	1,661,955	27,117,883
WPP PLC	1,922,498	40,324,892

		130,460,708
METALS & MINING — 8.56%
Anglo American PLC	2,022,565	51,392,280
Antofagasta PLC	570,720	7,445,146
BHP Billiton PLC	3,058,696	96,895,772
Fresnillo PLC	321,124	5,130,407
Glencore PLC[a]	15,383,881	92,588,717

Security	Shares	Value

Randgold Resources Ltd.	127,248	$10,745,976
Rio Tinto PLC	1,842,721	98,342,638

		362,540,936
MULTI-UTILITIES — 2.82%
Centrica PLC	7,299,847	38,721,541
National Grid PLC	5,408,455	80,748,949

		119,470,490
MULTILINE RETAIL — 1.02%
Marks & Spencer Group PLC	2,365,385	16,887,807
Next PLC	224,497	26,452,511

		43,340,318
OIL, GAS & CONSUMABLE FUELS — 16.71%
BG Group PLC	4,938,733	98,546,973
BP PLC	26,703,253	213,599,238
Royal Dutch Shell PLC Class A	5,692,681	230,491,287
Royal Dutch Shell PLC Class B	3,535,966	149,480,708
Tullow Oil PLC	1,318,285	15,982,184

		708,100,390
PHARMACEUTICALS — 8.98%
AstraZeneca PLC	1,828,279	138,668,381
GlaxoSmithKline PLC	7,033,271	172,228,926
Shire PLC	853,012	69,741,124

		380,638,431
PROFESSIONAL SERVICES — 1.31%
Capita PLC	957,252	19,506,296
Experian PLC	1,438,852	25,042,713
Intertek Group PLC	233,537	10,863,575

		55,412,584
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.46%
British Land Co. PLC (The)	1,392,149	16,889,232
Hammerson PLC	1,031,768	10,409,558
Intu Properties PLC	1,285,742	7,302,708
Land Securities Group PLC	1,144,457	20,565,094
SEGRO PLC	1,076,314	6,615,490

		61,782,082
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.78%
ARM Holdings PLC	2,039,253	32,884,732

		32,884,732
SOFTWARE — 0.24%
Sage Group PLC (The)	1,588,358	10,385,270

		10,385,270

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2014

Security	Shares	Value

SPECIALTY RETAIL — 0.71%
Dixons Carphone PLC	1,419,141	$8,121,660
Kingfisher PLC	3,439,172	17,346,132
Sports Direct International PLC[a]	388,770	4,684,186

		30,151,978
TEXTILES, APPAREL & LUXURY GOODS — 0.36%
Burberry Group PLC	642,031	15,151,444

		15,151,444
TOBACCO — 5.21%
British American Tobacco PLC	2,712,762	160,092,865
Imperial Tobacco Group PLC	1,386,069	60,471,242

		220,564,107
TRADING COMPANIES & DISTRIBUTORS — 1.04%
Bunzl PLC	483,894	13,227,691
Travis Perkins PLC	357,348	10,344,100
Wolseley PLC	385,175	20,712,804

		44,284,595
WATER UTILITIES — 0.60%
Severn Trent PLC	346,739	11,200,212
United Utilities Group PLC	986,878	14,373,649

		25,573,861
WIRELESS TELECOMMUNICATION SERVICES — 3.10%
Vodafone Group PLC	38,292,976	131,482,696

		131,482,696

TOTAL COMMON STOCKS
(Cost: $3,856,074,004)		4,198,086,791

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	624,587	624,587
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	39,320	39,320
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,222,980	1,222,980

		1,886,887

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,886,887)		1,886,887

Value

TOTAL INVESTMENTS IN SECURITIES — 99.14%
(Cost: $3,857,960,891)	$4,199,973,678
Other Assets, Less Liabilities — 0.86%	36,385,837

NET ASSETS — 100.00%	$4,236,359,515

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of August 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
331	FTSE 100 Index (Sept. 2014)	NYSE Liffe London	$37,388,381	$750,837

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2014

	iShares MSCI Austria Capped ETF	iShares MSCI Belgium Capped ETF	iShares MSCI Emerging Markets Eastern Europe ETF

ASSETS
Investments, at cost:
Unaffiliated	$83,626,133	$156,766,118	$173,025,442
Affiliated (Note 2)	321,860	4,076,845	90,457

Total cost of investments	$83,947,993	$160,842,963	$173,115,899

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$62,183,404	$164,600,237	$150,223,835
Affiliated (Note 2)	321,860	4,076,845	90,457

Total fair value of investments	62,505,264	168,677,082	150,314,292
Foreign currency, at value[b]	23,987	54,566	134,069
Cash	—	—	24,522
Receivables:
Investment securities sold	978,710	2,365,554	1,872,023
Dividends and interest	941,215	44,417	173,987
Capital shares sold	—	2,778	—

Total Assets	64,449,176	171,144,397	152,518,893

LIABILITIES
Payables:
Investment securities purchased	936,645	2,346,508	1,866,935
Collateral for securities on loan (Note 1)	316,750	3,968,384	—
Investment advisory fees (Note 2)	25,610	64,449	85,971

Total Liabilities	1,279,005	6,379,341	1,952,906

NET ASSETS	$63,170,171	$164,765,056	$150,565,987

Net assets consist of:
Paid-in capital	$168,982,688	$213,190,241	$178,053,096
Undistributed (distributions in excess of) net investment income	(28)	(626,047)	2,583,379
Accumulated net realized loss	(84,337,712)	(55,632,245)	(7,263,915)
Net unrealized appreciation (depreciation)	(21,474,777)	7,833,107	(22,806,573)

NET ASSETS	$63,170,171	$164,765,056	$150,565,987

Shares outstanding[c]	3,600,000	9,680,000	6,600,000

Net asset value per share	$17.55	$17.02	$22.81

[a]	Securities on loan with values of $304,668, $3,609,891 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $24,458, $55,716 and $135,740, respectively.
[c]	$0.001 par value, number of shares authorized: 100 million, 136.2 million and 200 million, respectively.

See notes to financial statements.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

	iShares MSCI France ETF	iShares MSCI Italy Capped ETF	iShares MSCI Netherlands ETF

ASSETS
Investments, at cost:
Unaffiliated	$323,921,120	$1,594,016,316	$174,723,662
Affiliated (Note 2)	2,222,082	19,803,088	5,551,054

Total cost of investments	$326,143,202	$1,613,819,404	$180,274,716

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$281,809,243	$1,555,771,089	$164,489,842
Affiliated (Note 2)	2,222,082	19,803,088	5,551,054

Total fair value of investments	284,031,325	1,575,574,177	170,040,896
Foreign currency, at value[b]	203,710	1,859,304	195,385
Receivables:
Investment securities sold	822,723	16,115,719	146,248
Due from custodian (Note 4)	—	1,403,408	—
Dividends and interest	10,003	83,896	448,145

Total Assets	285,067,761	1,595,036,504	170,830,674

LIABILITIES
Payables:
Investment securities purchased	802,210	17,719,004	145,649
Collateral for securities on loan (Note 1)	2,220,309	19,784,106	5,526,082
Investment advisory fees (Note 2)	122,422	673,142	67,439

Total Liabilities	3,144,941	38,176,252	5,739,170

NET ASSETS	$281,922,820	$1,556,860,252	$165,091,504

Net assets consist of:
Paid-in capital	$367,662,837	$1,683,047,930	$218,184,946
Undistributed net investment income	275,842	—	401,577
Accumulated net realized loss	(43,898,922)	(87,911,666)	(43,254,874)
Net unrealized depreciation	(42,116,937)	(38,276,012)	(10,240,145)

NET ASSETS	$281,922,820	$1,556,860,252	$165,091,504

Shares outstanding[c]	10,200,000	97,200,000	6,700,000

Net asset value per share	$27.64	$16.02	$24.64

[a]	Securities on loan with values of $2,142,963, $18,823,655 and $5,196,000, respectively. See Note 1.
[b]	Cost of foreign currency: $208,582, $1,890,089 and $196,542, respectively.
[c]	$0.001 par value, number of shares authorized: 340.2 million, 295.4 million and 255 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

	iShares MSCI Spain Capped ETF	iShares MSCI Sweden ETF	iShares MSCI Switzerland Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,374,573,243	$396,607,637	$862,464,710
Affiliated (Note 2)	2,538,504	4,221,591	14,096,613

Total cost of investments	$2,377,111,747	$400,829,228	$876,561,323

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,470,617,200	$403,941,257	$1,063,255,946
Affiliated (Note 2)	2,538,504	4,221,591	14,096,613

Total fair value of investments	2,473,155,704	408,162,848	1,077,352,559
Foreign currency, at value[b]	794,969	255,555	576,956
Receivables:
Investment securities sold	9,930,187	1,547,781	6,778,984
Due from custodian (Note 4)	988,404	—	—
Dividends and interest	148,159	103,810	8,207,696

Total Assets	2,485,017,423	410,069,994	1,092,916,195

LIABILITIES
Payables:
Investment securities purchased	10,364,960	1,444,307	6,242,460
Collateral for securities on loan (Note 1)	—	4,205,568	14,088,384
Capital shares redeemed	635,800	—	—
Investment advisory fees (Note 2)	979,015	164,111	428,082

Total Liabilities	11,979,775	5,813,986	20,758,926

NET ASSETS	$2,473,037,648	$404,256,008	$1,072,157,269

Net assets consist of:
Paid-in capital	$2,460,806,923	$442,209,573	$929,094,970
Undistributed (distributions in excess of) net investment income	23,027,613	(1,954,836)	(640,142)
Accumulated net realized loss	(106,826,339)	(43,329,250)	(57,011,080)
Net unrealized appreciation	96,029,451	7,330,521	200,713,521

NET ASSETS	$2,473,037,648	$404,256,008	$1,072,157,269

Shares outstanding[c]	60,900,000	11,850,000	31,875,000

Net asset value per share	$40.61	$34.11	$33.64

[a]	Securities on loan with values of $ —, $3,912,959 and $13,463,173, respectively. See Note 1.
[b]	Cost of foreign currency: $806,785, $258,654 and $583,489, respectively.
[c]	$0.001 par value, number of shares authorized: 127.8 million, 63.6 million and 318.625 million, respectively.

See notes to financial statements.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

iShares MSCI United Kingdom ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,856,074,004
Affiliated (Note 2)	1,886,887

Total cost of investments	$3,857,960,891

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,198,086,791
Affiliated (Note 2)	1,886,887

Total fair value of investments	4,199,973,678
Foreign currency, at value[b]	19,502,244
Foreign currency pledged to broker, at value[b]	1,215,472
Receivables:
Investment securities sold	2,496,443
Dividends and interest	29,529,868
Futures variation margin	750,837

Total Assets	4,253,468,542

LIABILITIES
Payables:
Investment securities purchased	14,752,546
Collateral for securities on loan (Note 1)	663,907
Investment advisory fees (Note 2)	1,692,574

Total Liabilities	17,109,027

NET ASSETS	$4,236,359,515

Net assets consist of:
Paid-in capital	$4,105,517,652
Undistributed net investment income	36,730,763
Accumulated net realized loss	(248,227,427)
Net unrealized appreciation	342,338,527

NET ASSETS	$4,236,359,515

Shares outstanding[c]	206,400,000

Net asset value per share	$20.52

[a]	Securities on loan with a value of $648,053. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $20,996,716.
[c]	$0.001 par value, number of shares authorized: 934.2 million.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI Austria Capped ETF	iShares MSCI Belgium Capped ETF	iShares MSCI Emerging Markets Eastern Europe ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,724,024	$1,895,823	$4,873,423
Interest — affiliated (Note 2)	7	13	23
Securities lending income — affiliated (Note 2)	19,440	101,569	4,883

Total investment income	2,743,471	1,997,405	4,878,329

EXPENSES
Investment advisory fees (Note 2)	423,284	402,608	961,380

Total expenses	423,284	402,608	961,380

Net investment income	2,320,187	1,594,797	3,916,949

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(14,957,999)	(4,165,713)	(5,274,910)
In-kind redemptions — unaffiliated	8,838,641	7,388,910	1,780,417
Foreign currency transactions	(41,369)	(5,570)	(132,357)

Net realized gain (loss)	(6,160,727)	3,217,627	(3,626,850)

Net change in unrealized appreciation/depreciation on:
Investments	7,660,076	8,277,494	(8,338,103)
Translation of assets and liabilities in foreign currencies	(7,639)	(1,040)	3,760

Net change in unrealized appreciation/depreciation	7,652,437	8,276,454	(8,334,343)

Net realized and unrealized gain (loss)	1,491,710	11,494,081	(11,961,193)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,811,897	$13,088,878	$(8,044,244)

[a]	Net of foreign withholding tax of $262,396, $312,028 and $613,266, respectively.

See notes to financial statements.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI France ETF	iShares MSCI Italy Capped ETF	iShares MSCI Netherlands ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$12,599,941	$34,273,969	$5,906,829
Interest — affiliated (Note 2)	36	58	11
Securities lending income — affiliated (Note 2)	14,403	1,513,098	77,162

Total investment income	12,614,380	35,787,125	5,984,002

EXPENSES
Investment advisory fees (Note 2)	2,136,157	5,770,615	1,273,241

Total expenses	2,136,157	5,770,615	1,273,241

Net investment income	10,478,223	30,016,510	4,710,761

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(15,075,523)	(4,569,858)	(2,851,366)
In-kind redemptions — unaffiliated	63,049,330	123,103,178	31,396,111
Foreign currency transactions	(23,436)	135,914	(48,135)

Net realized gain	47,950,371	118,669,234	28,496,610

Net change in unrealized appreciation/depreciation on:
Investments	9,095,958	(43,077,828)	(1,266,295)
Translation of assets and liabilities in foreign currencies	(95)	(36,316)	(358)

Net change in unrealized appreciation/depreciation	9,095,863	(43,114,144)	(1,266,653)

Net realized and unrealized gain	57,046,234	75,555,090	27,229,957

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,524,457	$105,571,600	$31,940,718

[a]	Net of foreign withholding tax of $2,088,423, $5,168,847 and $673,335, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI Spain Capped ETF	iShares MSCI Sweden ETF	iShares MSCI Switzerland Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$74,627,703	$17,065,404	$30,518,641
Interest — affiliated (Note 2)	142	24	44
Securities lending income — affiliated (Note 2)	79,954	15,159	3,070

Total investment income	74,707,799	17,080,587	30,521,755

EXPENSES
Investment advisory fees (Note 2)	7,203,889	2,380,666	5,066,631

Total expenses	7,203,889	2,380,666	5,066,631

Net investment income	67,503,910	14,699,921	25,455,124

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(19,709,685)	(2,027,973)	(908,172)
In-kind redemptions — unaffiliated	49,135,263	32,984,675	34,246,014
Foreign currency transactions	(154,142)	(178,349)	14,068

Net realized gain	29,271,436	30,778,353	33,351,910

Net change in unrealized appreciation/depreciation on:
Investments	128,785,673	1,734,778	97,471,648
Translation of assets and liabilities in foreign currencies	(12,860)	(4,742)	(43,716)

Net change in unrealized appreciation/depreciation	128,772,813	1,730,036	97,427,932

Net realized and unrealized gain	158,044,249	32,508,389	130,779,842

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$225,548,159	$47,208,310	$156,234,966

[a]	Net of foreign withholding tax of $4,991,467, $3,000,308 and $4,025,158, respectively.

See notes to financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

iShares MSCI United Kingdom ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$278,817,674 [b]
Interest — unaffiliated	831
Interest — affiliated (Note 2)	569
Securities lending income — affiliated (Note 2)	5,409

Total investment income	278,824,483

EXPENSES
Investment advisory fees (Note 2)	18,609,244

Total expenses	18,609,244

Net investment income	260,215,239

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(75,826,273)
In-kind redemptions — unaffiliated	71,678,724
Futures contracts	1,396,990
Foreign currency transactions	2,560,706

Net realized loss	(189,853)

Net change in unrealized appreciation/depreciation on:
Investments	293,463,686
Futures contracts	643,745
Translation of assets and liabilities in foreign currencies	(385,492)

Net change in unrealized appreciation/depreciation	293,721,939

Net realized and unrealized gain	293,532,086

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$553,747,325

[a]	Net of foreign withholding tax of $1,708,504.
[b]	Includes $125,275,366 related to a one-time special distribution from Vodafone Group PLC.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Austria Capped ETF		iShares MSCI Belgium Capped ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,320,187	$1,528,895	$1,594,797	$1,598,407
Net realized gain (loss)	(6,160,727)	(11,669,743)	3,217,627	(8,125,719)
Net change in unrealized appreciation/depreciation	7,652,437	26,255,911	8,276,454	16,321,817

Net increase in net assets resulting from operations	3,811,897	16,115,063	13,088,878	9,794,505

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,505,599)	(1,541,991)	(2,704,438)	(1,577,907)

Total distributions to shareholders	(2,505,599)	(1,541,991)	(2,704,438)	(1,577,907)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	99,089,245	81,897,298	110,895,731	43,904,093
Cost of shares redeemed	(119,448,599)	(68,004,259)	(27,730,866)	(6,290,893)

Net increase (decrease) in net assets from capital share transactions	(20,359,354)	13,893,039	83,164,865	37,613,200

INCREASE (DECREASE) IN NET ASSETS	(19,053,056)	28,466,111	93,549,305	45,829,798

NET ASSETS
Beginning of year	82,223,227	53,757,116	71,215,751	25,385,953

End of year	$63,170,171	$82,223,227	$164,765,056	$71,215,751

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(28)	$(273)	$(626,047)	$70,140

SHARES ISSUED AND REDEEMED
Shares sold	5,000,000	4,700,000	6,520,000	3,280,000
Shares redeemed	(6,000,000)	(3,800,000)	(1,800,000)	(440,000)

Net increase (decrease) in shares outstanding	(1,000,000)	900,000	4,720,000	2,840,000

See notes to financial statements.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Eastern Europe ETF		iShares MSCI France ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,916,949	$1,488,815	$10,478,223	$13,818,058
Net realized gain (loss)	(3,626,850)	(3,516,141)	47,950,371	17,439,638
Net change in unrealized appreciation/depreciation	(8,334,343)	(6,591,687)	9,095,863	64,371,651

Net increase (decrease) in net assets resulting from operations	(8,044,244)	(8,619,013)	67,524,457	95,629,347

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,868,858)	(885,320)	(10,305,702)	(13,699,998)

Total distributions to shareholders	(1,868,858)	(885,320)	(10,305,702)	(13,699,998)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	90,271,091	124,132,179	84,933,809	198,782,962
Cost of shares redeemed	(51,589,448)	(13,432,406)	(387,069,111)	(155,498,446)

Net increase (decrease) in net assets from capital share transactions	38,681,643	110,699,773	(302,135,302)	43,284,516

INCREASE (DECREASE) IN NET ASSETS	28,768,541	101,195,440	(244,916,547)	125,213,865

NET ASSETS
Beginning of year	121,797,446	20,602,006	526,839,367	401,625,502

End of year	$150,565,987	$121,797,446	$281,922,820	$526,839,367

Undistributed net investment income included in net assets at end of year	$2,583,379	$667,494	$275,842	$117,337

SHARES ISSUED AND REDEEMED
Shares sold	3,600,000	4,800,000	3,000,000	8,000,000
Shares redeemed	(2,100,000)	(550,000)	(14,000,000)	(6,200,000)

Net increase (decrease) in shares outstanding	1,500,000	4,250,000	(11,000,000)	1,800,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Italy Capped ETF		iShares MSCI Netherlands ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$30,016,510	$13,795,086	$4,710,761	$3,074,875
Net realized gain (loss)	118,669,234	(42,529,871)	28,496,610	1,741,733
Net change in unrealized appreciation/depreciation	(43,114,144)	57,298,873	(1,266,653)	22,041,313

Net increase in net assets resulting from operations	105,571,600	28,564,088	31,940,718	26,857,921

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,039,889)	(13,839,281)	(5,077,158)	(2,491,248)
Return of capital	—	(452,885)	—	—

Total distributions to shareholders	(31,039,889)	(14,292,166)	(5,077,158)	(2,491,248)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,348,720,763	687,838,080	53,331,509	192,481,969
Cost of shares redeemed	(583,513,961)	(181,200,015)	(168,493,467)	(41,855,281)

Net increase (decrease) in net assets from capital share transactions	765,206,802	506,638,065	(115,161,958)	150,626,688

INCREASE (DECREASE) IN NET ASSETS	839,738,513	520,909,987	(88,298,398)	174,993,361

NET ASSETS
Beginning of year	717,121,739	196,211,752	253,389,902	78,396,541

End of year	$1,556,860,252	$717,121,739	$165,091,504	$253,389,902

Undistributed net investment income included in net assets at end of year	$—	$—	$401,577	$769,772

SHARES ISSUED AND REDEEMED
Shares sold	79,050,000	52,350,000	2,200,000	8,900,000
Shares redeemed	(36,750,000)	(14,100,000)	(6,750,000)	(1,950,000)

Net increase (decrease) in shares outstanding	42,300,000	38,250,000	(4,550,000)	6,950,000

See notes to financial statements.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Spain Capped ETF		iShares MSCI Sweden ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$67,503,910	$11,916,599	$14,699,921	$12,162,620
Net realized gain (loss)	29,271,436	(33,347,860)	30,778,353	2,931,080
Net change in unrealized appreciation/depreciation	128,772,813	54,581,536	1,730,036	56,694,094

Net increase in net assets resulting from operations	225,548,159	33,150,275	47,208,310	71,787,794

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(48,486,263)	(10,629,551)	(17,174,445)	(12,548,817)

Total distributions to shareholders	(48,486,263)	(10,629,551)	(17,174,445)	(12,548,817)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,068,530,441	465,959,787	101,532,730	90,137,660
Cost of shares redeemed	(190,332,570)	(265,795,649)	(161,316,482)	(86,203,125)

Net increase (decrease) in net assets from capital share transactions	1,878,197,871	200,164,138	(59,783,752)	3,934,535

INCREASE (DECREASE) IN NET ASSETS	2,055,259,767	222,684,862	(29,749,887)	63,173,512

NET ASSETS
Beginning of year	417,777,881	195,093,019	434,005,895	370,832,383

End of year	$2,473,037,648	$417,777,881	$404,256,008	$434,005,895

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$23,027,613	$4,164,108	$(1,954,836)	$(449,084)

SHARES ISSUED AND REDEEMED
Shares sold	51,825,000	15,225,000	2,850,000	2,850,000
Shares redeemed	(4,650,000)	(8,925,000)	(4,575,000)	(2,850,000)

Net increase (decrease) in shares outstanding	47,175,000	6,300,000	(1,725,000)	—

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Switzerland Capped ETF		iShares MSCI United Kingdom ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$25,455,124	$18,633,070	$260,215,239	$60,304,419
Net realized gain (loss)	33,351,910	36,591,404	(189,853)	(34,126,101)
Net change in unrealized appreciation/depreciation	97,427,932	102,892,043	293,721,939	153,873,682

Net increase in net assets resulting from operations	156,234,966	158,116,517	553,747,325	180,052,000

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(26,005,188)	(19,030,631)	(244,875,033)	(51,302,175)

Total distributions to shareholders	(26,005,188)	(19,030,631)	(244,875,033)	(51,302,175)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	135,490,352	352,868,105	1,488,790,094	1,203,907,210
Cost of shares redeemed	(96,423,300)	(143,663,266)	(232,099,021)	(18,354,984)

Net increase in net assets from capital share transactions	39,067,052	209,204,839	1,256,691,073	1,185,552,226

INCREASE IN NET ASSETS	169,296,830	348,290,725	1,565,563,365	1,314,302,051

NET ASSETS
Beginning of year	902,860,439	554,569,714	2,670,796,150	1,356,494,099

End of year	$1,072,157,269	$902,860,439	$4,236,359,515	$2,670,796,150

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(640,142)	$(137,987)	$36,730,763	$18,644,893

SHARES ISSUED AND REDEEMED
Shares sold	4,000,000	12,500,000	73,600,000	64,800,000
Shares redeemed	(2,875,000)	(5,000,000)	(11,200,000)	(1,000,000)

Net increase in shares outstanding	1,125,000	7,500,000	62,400,000	63,800,000

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Austria Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$17.87	$14.53	$18.76	$17.27	$20.21

Income from investment operations:
Net investment income[a]	0.52	0.32	0.35	0.42	0.43
Net realized and unrealized gain (loss)[b]	(0.18)	3.36	(4.09)	1.53	(2.62)

Total from investment operations	0.34	3.68	(3.74)	1.95	(2.19)

Less distributions from:
Net investment income	(0.66)	(0.34)	(0.49)	(0.46)	(0.75)

Total distributions	(0.66)	(0.34)	(0.49)	(0.46)	(0.75)

Net asset value, end of year	$17.55	$17.87	$14.53	$18.76	$17.27

Total return	1.56%	25.49%	(19.81)%	10.92%	(11.07)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$63,170	$82,223	$53,757	$136,974	$110,520
Ratio of expenses to average net assets	0.48%	0.51%	0.52%	0.52%	0.54%
Ratio of net investment income to average net assets	2.64%	1.82%	2.32%	1.95%	2.20%
Portfolio turnover rate[c]	30%	26%	13%	12%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Belgium Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$14.36	$11.97	$12.60	$11.78	$12.06

Income from investment operations:
Net investment income[a]	0.32	0.42	0.38	0.35	0.19
Net realized and unrealized gain (loss)[b]	2.95	2.36	(0.33)	0.80	(0.27)

Total from investment operations	3.27	2.78	0.05	1.15	(0.08)

Less distributions from:
Net investment income	(0.61)	(0.39)	(0.67)	(0.33)	(0.20)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.61)	(0.39)	(0.68)	(0.33)	(0.20)

Net asset value, end of year	$17.02	$14.36	$11.97	$12.60	$11.78

Total return	23.05%	23.43%	1.11%	9.59%	(0.60)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$164,765	$71,216	$25,386	$31,256	$58,896
Ratio of expenses to average net assets	0.48%	0.50%	0.53%	0.52%	0.54%
Ratio of net investment income to average net assets	1.90%	3.01%	3.35%	2.56%	1.55%
Portfolio turnover rate[c]	13%	24%	19%	12%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Eastern Europe ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Period from Sep. 30, 2009[a] to Aug. 31, 2010
Net asset value, beginning of period	$23.88	$24.24	$29.28	$25.66	$24.65

Income from investment operations:
Net investment income[b]	0.67	0.73	1.01	0.67	0.26
Net realized and unrealized gain (loss)[c]	(1.41)	(0.77)	(4.92)	3.45	0.89

Total from investment operations	(0.74)	(0.04)	(3.91)	4.12	1.15

Less distributions from:
Net investment income	(0.33)	(0.32)	(1.13)	(0.50)	(0.13)
Net realized gain	—	—	—	—	(0.01)

Total distributions	(0.33)	(0.32)	(1.13)	(0.50)	(0.14)

Net asset value, end of period	$22.81	$23.88	$24.24	$29.28	$25.66

Total return	(3.21)%	(0.20)%	(13.14)%	15.86%	4.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$150,566	$121,797	$20,602	$32,212	$12,832
Ratio of expenses to average net assets[e]	0.67%	0.67%	0.69%	0.68%	0.69%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	n/a	0.68%	n/a
Ratio of net investment income to average net assets[e]	2.75%	2.96%	3.97%	2.06%	1.05%
Portfolio turnover rate[f]	8%	9%	8%	24%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI France ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$24.85	$20.70	$22.60	$21.03	$24.28

Income from investment operations:
Net investment income[a]	0.66	0.69	0.59	0.86	0.65
Net realized and unrealized gain (loss)[b]	2.86	4.14	(1.80)	1.38	(3.30)

Total from investment operations	3.52	4.83	(1.21)	2.24	(2.65)

Less distributions from:
Net investment income	(0.73)	(0.68)	(0.69)	(0.67)	(0.60)
Return of capital	—	—	(0.00)[c]	—	—

Total distributions	(0.73)	(0.68)	(0.69)	(0.67)	(0.60)

Net asset value, end of year	$27.64	$24.85	$20.70	$22.60	$21.03

Total return	14.07%	23.56%	(5.05)%	10.24%	(10.98)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$281,923	$526,839	$401,626	$357,137	$239,706
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	2.36%	2.94%	2.91%	3.38%	2.71%
Portfolio turnover rate[d]	6%	5%	6%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$13.06	$11.78	$13.58	$15.00	$19.05

Income from investment operations:
Net investment income[a]	0.41	0.36	0.41	0.54	0.39
Net realized and unrealized gain (loss)[b]	2.89	1.23	(1.79)	(1.47)	(3.99)

Total from investment operations	3.30	1.59	(1.38)	(0.93)	(3.60)

Less distributions from:
Net investment income	(0.34)	(0.30)	(0.42)	(0.49)	(0.44)
Return of capital	—	(0.01)	(0.00)[c]	—	(0.01)

Total distributions	(0.34)	(0.31)	(0.42)	(0.49)	(0.45)

Net asset value, end of year	$16.02	$13.06	$11.78	$13.58	$15.00

Total return	25.20%	13.58%	(9.98)%	(6.80)%	(19.11)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,556,860	$717,122	$196,212	$144,612	$76,500
Ratio of expenses to average net assets	0.48%	0.50%	0.53%	0.51%	0.54%
Ratio of net investment income to average net assets	2.49%	2.78%	3.41%	3.15%	2.17%
Portfolio turnover rate[d]	24%	45%	14%	16%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Netherlands ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$22.52	$18.23	$18.45	$17.89	$18.52

Income from investment operations:
Net investment income[a]	0.45	0.44	0.39	0.48	0.45
Net realized and unrealized gain (loss)[b]	2.22	4.19	(0.08)	0.55	(0.70)

Total from investment operations	2.67	4.63	0.31	1.03	(0.25)

Less distributions from:
Net investment income	(0.55)	(0.34)	(0.53)	(0.47)	(0.38)

Total distributions	(0.55)	(0.34)	(0.53)	(0.47)	(0.38)

Net asset value, end of year	$24.64	$22.52	$18.23	$18.45	$17.89

Total return	11.80%	25.57%	1.96%	5.44%	(1.44)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$165,092	$253,390	$78,397	$121,740	$147,611
Ratio of expenses to average net assets	0.48%	0.50%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	1.78%	2.09%	2.21%	2.26%	2.31%
Portfolio turnover rate[c]	7%	11%	10%	6%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$30.44	$26.28	$35.89	$37.02	$47.65

Income from investment operations:
Net investment income[a]	1.80	1.33	2.12	2.14	1.64
Net realized and unrealized gain (loss)[b]	9.53	4.07	(8.93)	(1.36)	(10.01)

Total from investment operations	11.33	5.40	(6.81)	0.78	(8.37)

Less distributions from:
Net investment income	(1.16)	(1.24)	(2.80)	(1.91)	(2.26)

Total distributions	(1.16)	(1.24)	(2.80)	(1.91)	(2.26)

Net asset value, end of year	$40.61	$30.44	$26.28	$35.89	$37.02

Total return	37.39%	20.88%	(19.36)%	1.78%	(17.91)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,473,038	$417,778	$195,093	$180,360	$194,362
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.52%	0.54%
Ratio of net investment income to average net assets	4.48%	4.45%	7.60%	5.31%	3.72%
Portfolio turnover rate[c]	15%	24%	17%	14%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Sweden ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$31.97	$27.32	$26.82	$24.46	$22.86

Income from investment operations:
Net investment income[a]	1.04	0.97	0.83	1.18	0.48
Net realized and unrealized gain[b]	2.33	4.70	0.58	2.22	1.73

Total from investment operations	3.37	5.67	1.41	3.40	2.21

Less distributions from:
Net investment income	(1.23)	(1.02)	(0.86)	(1.04)	(0.61)
Return of capital	—	—	(0.05)	—	—

Total distributions	(1.23)	(1.02)	(0.91)	(1.04)	(0.61)

Net asset value, end of year	$34.11	$31.97	$27.32	$26.82	$24.46

Total return	10.49%	21.02%	5.57%	13.40%	9.70%

Ratios/Supplemental data:
Net assets, end of year (000s)	$404,256	$434,006	$370,832	$329,887	$249,491
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.51%	0.53%
Ratio of net investment income to average net assets	2.97%	3.13%	3.17%	3.80%	1.97%
Portfolio turnover rate[c]	7%	7%	7%	9%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$29.36	$23.85	$24.67	$21.64	$20.71

Income from investment operations:
Net investment income[a]	0.80	0.67	0.63	0.59	0.39
Net realized and unrealized gain (loss)[b]	4.27	5.44	(0.80)	2.97	0.90

Total from investment operations	5.07	6.11	(0.17)	3.56	1.29

Less distributions from:
Net investment income	(0.79)	(0.60)	(0.65)	(0.53)	(0.36)

Total distributions	(0.79)	(0.60)	(0.65)	(0.53)	(0.36)

Net asset value, end of year	$33.64	$29.36	$23.85	$24.67	$21.64

Total return	17.21%	25.71%	(0.53)%	16.30%	6.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,072,157	$902,860	$554,570	$524,159	$405,755
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	2.41%	2.38%	2.73%	2.35%	1.80%
Portfolio turnover rate[c]	5%	13%	8%	7%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$18.55	$16.91	$16.43	$15.01	$15.02

Income from investment operations:
Net investment income[a]	1.38 [b]	0.66	0.64	0.54	0.46
Net realized and unrealized gain (loss)[c]	1.85	1.49	0.46	1.35	(0.03)

Total from investment operations	3.23	2.15	1.10	1.89	0.43

Less distributions from:
Net investment income	(1.26)	(0.51)	(0.62)	(0.47)	(0.44)

Total distributions	(1.26)	(0.51)	(0.62)	(0.47)	(0.44)

Net asset value, end of year	$20.52	$18.55	$16.91	$16.43	$15.01

Total return	17.56%	12.91%	6.94%	12.50%	2.87%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,236,360	$2,670,796	$1,356,494	$1,199,333	$930,412
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	6.71%[b]	3.61%	3.88%	3.07%	2.98%
Portfolio turnover rate[d]	10%	4%	7%	4%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	Includes a one-time special distribution from Vodafone Group PLC which represented $0.66 per share and 3.23% of average net assets.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Austria Capped	Non-diversified
MSCI Belgium Capped	Non-diversified
MSCI Emerging Markets Eastern Europe	Non-diversified
MSCI France	Non-diversified
MSCI Italy Capped	Non-diversified

iShares ETF	Diversification Classification
MSCI Netherlands	Non-diversified
MSCI Spain Capped	Non-diversified
MSCI Sweden	Non-diversified
MSCI Switzerland Capped	Non-diversified
MSCI United Kingdom	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

FUND REORGANIZATION

The iShares MSCI United Kingdom ETF, a series of iShares Trust (the “Successor Fund”), previously operated as a series of iShares, Inc. (the “Predecessor Fund”), and is continuing the operations of the Predecessor Fund. Before the Successor Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Successor Fund in a reorganization (the “Reorganization”), which was tax-free for U.S. federal income tax purposes. The Reorganization occurred on September 29, 2014. As a result of the Reorganization, the Successor Fund assumed the performance and accounting history of the Predecessor Fund. The Successor Fund has the same investment objective, investment strategy, index methodology, risks, policies and expenses as the Predecessor Fund.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES®, INC.

defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Austria Capped
Assets:
Common Stocks	$62,183,379	$—	$25	$62,183,404
Money Market Funds	321,860	—	—	321,860

	$62,505,239	$—	$25	$62,505,264

MSCI Belgium Capped
Assets:
Common Stocks	$164,600,237	$—	$—	$164,600,237
Money Market Funds	4,076,845	—	—	4,076,845

	$168,677,082	$—	$—	$168,677,082

MSCI Emerging Markets Eastern Europe
Assets:
Common Stocks	$144,861,807	$—	$—	$144,861,807
Preferred Stocks	5,362,028	—	—	5,362,028
Money Market Funds	90,457	—	—	90,457

	$150,314,292	$—	$—	$150,314,292

MSCI France
Assets:
Common Stocks	$281,809,243	$—	$—	$281,809,243
Money Market Funds	2,222,082	—	—	2,222,082

	$284,031,325	$—	$—	$284,031,325

MSCI Italy Capped
Assets:
Common Stocks	$1,555,771,089	$—	$—	$1,555,771,089
Money Market Funds	19,803,088	—	—	19,803,088

	$1,575,574,177	$—	$—	$1,575,574,177

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Netherlands
Assets:
Common Stocks	$164,489,841	$—	$1	$164,489,842
Money Market Funds	5,551,054	—	—	5,551,054

	$170,040,895	$—	$1	$170,040,896

MSCI Spain Capped
Assets:
Common Stocks	$2,469,322,157	$1,295,043	$—	$2,470,617,200
Money Market Funds	2,538,504	—	—	2,538,504

	$2,471,860,661	$1,295,043	$—	$2,473,155,704

MSCI Sweden
Assets:
Common Stocks	$403,941,257	$—	$—	$403,941,257
Money Market Funds	4,221,591	—	—	4,221,591

	$408,162,848	$—	$—	$408,162,848

MSCI Switzerland Capped
Assets:
Common Stocks	$1,063,255,946	$—	$—	$1,063,255,946
Money Market Funds	14,096,613	—	—	14,096,613

	$1,077,352,559	$—	$—	$1,077,352,559

MSCI United Kingdom
Assets:
Common Stocks	$4,198,086,791	$—	$—	$4,198,086,791
Money Market Funds	1,886,887	—	—	1,886,887
Futures Contracts[a]	750,837	—	—	750,837

	$4,200,724,515	$—	$—	$4,200,724,515

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of August 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of August 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Austria Capped	$304,668	$304,668	$—
MSCI Belgium Capped	3,609,891	3,609,891	—
MSCI France	2,142,963	2,142,963	—
MSCI Italy Capped	18,823,655	18,823,655	—
MSCI Netherlands	5,196,000	5,196,000	—
MSCI Sweden	3,912,959	3,912,959	—
MSCI Switzerland Capped	13,463,173	13,463,173	—
MSCI United Kingdom	648,053	648,053	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each Fund, except for the iShares MSCI Emerging Markets Eastern Europe ETF, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion[a]

[a]	Breakpoint level was added effective July 1, 2014.

For its investment advisory services to the iShares MSCI Emerging Markets Eastern Europe ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.75%		First $14 billion
0.68		Over $14 billion, up to and including $28 billion
0.61		Over $28 billion, up to and including $42 billion
0.54	[b]	Over $42 billion, up to and including $56 billion
0.47	[b]	Over $56 billion, up to and including $70 billion
0.41	[b]	Over $70 billion, up to and including $84 billion
0.35	[b]	Over $84 billion

[b]	Investment advisory fee was reduced effective July 1, 2014. Prior to this date, the investment advisory fee for these breakpoint levels were 0.56%, 0.50%, 0.45% and 0.40%, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the year ended August 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI Austria Capped	$7,729
MSCI Belgium Capped	38,558
MSCI Emerging Markets Eastern Europe	2,001
MSCI France	5,665
MSCI Italy Capped	584,333

iShares ETF	Fees Paid to BTC
MSCI Netherlands	$29,511
MSCI Spain Capped	39,695
MSCI Sweden	6,300
MSCI Switzerland Capped	1,360
MSCI United Kingdom	2,805

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI Austria Capped	$25,556,935	$26,387,372
MSCI Belgium Capped	10,972,726	11,948,407
MSCI Emerging Markets Eastern Europe	14,401,424	11,161,245
MSCI France	27,399,017	32,515,996
MSCI Italy Capped	303,731,127	288,089,799
MSCI Netherlands	18,454,287	18,294,795
MSCI Spain Capped	312,638,141	228,918,559
MSCI Sweden	34,554,613	37,631,771
MSCI Switzerland Capped	57,017,193	60,702,350
MSCI United Kingdom	401,122,500	385,534,834

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Austria Capped	$97,849,647	$117,788,012
MSCI Belgium Capped	110,625,501	27,662,319
MSCI Emerging Markets Eastern Europe	89,335,816	51,415,550
MSCI France	84,646,740	381,301,594
MSCI Italy Capped	1,327,555,940	581,142,786
MSCI Netherlands	52,735,238	168,183,478
MSCI Spain Capped	1,996,323,021	183,589,344
MSCI Sweden	101,486,107	161,006,548
MSCI Switzerland Capped	133,149,938	94,672,945
MSCI United Kingdom	1,478,171,084	228,721,565

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES®, INC.

under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI United Kingdom ETF as of August 31, 2014 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[a]	$750,837

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI United Kingdom ETF during the year ended August 31, 2014 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$1,396,990	$643,745

For the year ended August 31, 2014, the average quarter-end number of contracts and notional value of open futures contracts for the iShares MSCI United Kingdom ETF were 331 and $36,654,427, respectively.

6.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund, except for the iShares MSCI Emerging Markets Eastern Europe ETF, invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares MSCI Emerging Markets Eastern Europe ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES®, INC.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2014, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Austria Capped	$(2,035,562)	$185,657	$1,849,905
MSCI Belgium Capped	5,537,059	413,454	(5,950,513)
MSCI Emerging Markets Eastern Europe	725,744	(132,206)	(593,538)
MSCI France	46,259,081	(14,016)	(46,245,065)
MSCI Italy Capped	99,141,596	1,023,379	(100,164,975)
MSCI Netherlands	26,465,118	(1,798)	(26,463,320)
MSCI Spain Capped	38,950,981	(154,142)	(38,796,839)
MSCI Sweden	26,919,472	968,772	(27,888,244)
MSCI Switzerland Capped	33,494,480	47,909	(33,542,389)
MSCI United Kingdom	55,197,942	2,745,664	(57,943,606)

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI Austria Capped
Ordinary income	$2,505,599	$1,541,991

MSCI Belgium Capped
Ordinary income	$2,704,438	$1,577,907

MSCI Emerging Markets Eastern Europe
Ordinary income	$1,868,858	$885,320

MSCI France
Ordinary income	$10,305,702	$13,699,998

MSCI Italy
Ordinary income	$31,039,889	$13,839,281
Return of Capital	—	452,885

	$31,039,889	14,292,166

MSCI Netherlands
Ordinary income	$5,077,158	$2,491,248

MSCI Spain Capped
Ordinary income	$48,486,263	$10,629,551

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	2014	2013
MSCI Sweden
Ordinary income	$17,174,445	$12,548,817

MSCI Switzerland Capped
Ordinary income	$26,005,188	$19,030,631

MSCI United Kingdom
Ordinary income	$244,875,033	$51,302,175

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Austria Capped	$—	$(74,605,072)	$(26,414,705)	$(4,792,740)	$(105,812,517)
MSCI Belgium Capped	305,275	(48,795,778)	948,084	(882,766)	(48,425,185)
MSCI Emerging Markets Eastern Europe	2,763,673	(2,366,476)	(25,572,090)	(2,312,216)	(27,487,109)
MSCI France	278,322	(28,309,469)	(48,528,102)	(9,180,768)	(85,740,017)
MSCI Italy Capped	—	(64,013,874)	(60,540,652)	(1,633,152)	(126,187,678)
MSCI Netherlands	401,577	(38,790,654)	(12,744,090)	(1,960,275)	(53,093,442)
MSCI Spain Capped	23,027,613	(50,737,031)	42,265,600	(2,325,457)	12,230,725
MSCI Sweden	2,547,782	(39,201,715)	(1,245,221)	(54,411)	(37,953,565)
MSCI Switzerland Capped	—	(43,318,619)	187,547,430	(1,166,512)	143,062,299
MSCI United Kingdom	37,787,739	(112,534,842)	211,999,776	(6,410,810)	130,841,863

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Austria Capped	$24,634,925	$9,795,917	$2,587,916	$7,102,366	$16,657,011	$13,826,937	$74,605,072
MSCI Belgium Capped	11,294,523	—	1,698,444	5,953,120	10,826,174	19,023,517	48,795,778
MSCI Emerging Markets Eastern Europe	2,161,562	—	—	—	—	204,914	2,366,476
MSCI France	14,539,484	158,472	335,795	3,408,374	7,008,530	2,858,814	28,309,469
MSCI Italy Capped	33,168,667	—	472,268	2,743,650	18,169,627	9,459,662	64,013,874
MSCI Netherlands	6,930,449	260,715	1,195,162	5,819,153	22,256,170	2,329,005	38,790,654
MSCI Spain Capped	21,049,529	—	—	5,946,927	15,120,672	8,619,903	50,737,031
MSCI Sweden	11,686,467	—	100,015	13,686,746	8,483,510	5,244,977	39,201,715
MSCI Switzerland Capped	10,955,695	—	—	2,837,786	22,569,380	6,955,758	43,318,619
MSCI United Kingdom	50,058,426	—	261,754	16,140,312	23,559,917	22,514,433	112,534,842

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Austria Capped	$88,887,921	$463,236	$(26,845,893)	$(26,382,657)
MSCI Belgium Capped	167,727,986	12,300,246	(11,351,150)	949,096
MSCI Emerging Markets Eastern Europe	175,881,416	2,581,415	(28,148,539)	(25,567,124)
MSCI France	332,554,367	5,783,620	(54,306,662)	(48,523,042)
MSCI Italy Capped	1,636,084,044	26,543,907	(87,053,774)	(60,509,867)
MSCI Netherlands	182,778,661	5,802,524	(18,540,289)	(12,737,765)
MSCI Spain Capped	2,430,875,598	120,520,020	(78,239,914)	42,280,106
MSCI Sweden	409,404,970	36,934,050	(38,176,172)	(1,242,122)
MSCI Switzerland Capped	889,727,414	222,015,219	(34,390,074)	187,625,145
MSCI United Kingdom	3,987,548,805	521,845,607	(309,420,734)	212,424,873

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and other than the fund reorganization disclosed on page 71 of this report, has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	85

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF, iShares MSCI Emerging Markets Eastern Europe ETF, iShares MSCI France ETF, iShares MSCI Italy Capped ETF, iShares MSCI Netherlands ETF, iShares MSCI Spain Capped ETF, iShares MSCI Sweden ETF, iShares MSCI Switzerland Capped ETF and iShares MSCI United Kingdom ETF (the “Funds”) at August 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2014

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

For corporate shareholders, 33.90% of the income dividends paid by the iShares MSCI United Kingdom ETF during the fiscal year ended August 31, 2014 qualified for the dividends-received deduction.

For the fiscal year ended August 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Austria Capped	$2,986,420	$262,396
MSCI Belgium Capped	2,207,851	312,028
MSCI Emerging Markets Eastern Europe	5,486,689	613,266
MSCI France	14,688,364	2,087,857
MSCI Italy Capped	39,442,816	5,155,493
MSCI Netherlands	6,580,164	673,335
MSCI Spain Capped	79,618,857	4,989,673
MSCI Sweden	20,065,712	3,000,308
MSCI Switzerland Capped	34,546,477	4,025,051
MSCI United Kingdom	190,603,140	1,708,504

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI Austria Capped	$1,782,481
MSCI Belgium Capped	2,001,842
MSCI Emerging Markets Eastern Europe	2,482,124
MSCI France	12,393,559
MSCI Italy Capped	36,195,382

iShares ETF	Qualified Dividend Income
MSCI Netherlands	$5,750,493
MSCI Spain Capped	53,475,936
MSCI Sweden	19,214,532
MSCI Switzerland Capped	30,030,239
MSCI United Kingdom	246,583,537

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	87

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF, iShares MSCI France ETF, iShares MSCI Italy Capped ETF, iShares MSCI Netherlands ETF, iShares MSCI Spain Capped ETF, iShares MSCI Sweden ETF, iShares MSCI Switzerland Capped ETF and iShares MSCI United Kingdom ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group, except for iShares MSCI Netherlands ETF, iShares MSCI Switzerland Capped ETF and iShares MSCI United Kingdom ETF, which were at the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group, and iShares MSCI Austria Capped ETF, which were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	89

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for additional breakpoints, as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Funds. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI Sweden ETF, iShares MSCI Switzerland Capped ETF, and iShares MSCI United Kingdom ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to

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the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Emerging Markets Eastern Europe ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the

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Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have

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iSHARES®, INC.

committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following receipt of a proposal from the Board and negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to reduce the advisory fee for certain breakpoint tiers, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

94	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Austria Capped	$0.592935	$—	$0.062685	$0.655620	90%	—%	10%	100%
MSCI Belgium Capped	0.519807	—	0.090481	0.610288	85	—	15	100
MSCI Italy Capped	0.341997	—	—	0.341997	100	—	—	100
MSCI Spain Capped	1.161520	—	—	1.161520	100	—	—	100
MSCI Sweden	1.213903	—	0.017240	1.231143	99	—	1	100
MSCI United Kingdom	1.256140	—	—	1.256140	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Austria Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	2	0.14%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	16	1.16
Greater than 1.0% and Less than 1.5%	58	4.20
Greater than 0.5% and Less than 1.0%	197	14.26
Between 0.5% and –0.5%	814	58.91
Less than –0.5% and Greater than –1.0%	148	10.71
Less than –1.0% and Greater than –1.5%	65	4.70
Less than –1.5% and Greater than –2.0%	33	2.39
Less than –2.0% and Greater than –2.5%	17	1.23
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5%	1	0.07

	1,382	100.00%

96	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Belgium Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	4	0.29%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	49	3.55
Greater than 0.5% and Less than 1.0%	176	12.74
Between 0.5% and –0.5%	896	64.84
Less than –0.5% and Greater than –1.0%	132	9.55
Less than –1.0% and Greater than –1.5%	60	4.34
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

iShares MSCI Emerging Markets Eastern Europe ETF

Period Covered: October 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	5	0.42%
Greater than 3.0% and Less than 3.5%	2	0.17
Greater than 2.5% and Less than 3.0%	5	0.42
Greater than 2.0% and Less than 2.5%	6	0.50
Greater than 1.5% and Less than 2.0%	23	1.93
Greater than 1.0% and Less than 1.5%	64	5.36
Greater than 0.5% and Less than 1.0%	217	18.17
Between 0.5% and –0.5%	633	53.01
Less than –0.5% and Greater than –1.0%	121	10.13
Less than –1.0% and Greater than –1.5%	64	5.36
Less than –1.5% and Greater than –2.0%	31	2.60
Less than –2.0% and Greater than –2.5%	13	1.09
Less than –2.5% and Greater than –3.0%	3	0.25
Less than –3.0% and Greater than –3.5%	5	0.42
Less than –3.5% and Greater than –4.0%	2	0.17

	1,194	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI France ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	4	0.29%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	63	4.56
Greater than 0.5% and Less than 1.0%	217	15.71
Between 0.5% and –0.5%	855	61.87
Less than –0.5% and Greater than –1.0%	120	8.68
Less than –1.0% and Greater than –1.5%	49	3.55
Less than –1.5% and Greater than –2.0%	22	1.59
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0%	2	0.14

	1,382	100.00%

iShares MSCI Italy Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.14%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	28	2.03
Greater than 1.0% and Less than 1.5%	88	6.37
Greater than 0.5% and Less than 1.0%	235	17.00
Between 0.5% and –0.5%	761	55.07
Less than –0.5% and Greater than –1.0%	140	10.13
Less than –1.0% and Greater than –1.5%	64	4.63
Less than –1.5% and Greater than –2.0%	22	1.59
Less than –2.0% and Greater than –2.5%	12	0.87
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	3	0.22

	1,382	100.00%

98	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Netherlands ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.22%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	19	1.37
Greater than 1.0% and Less than 1.5%	52	3.76
Greater than 0.5% and Less than 1.0%	183	13.25
Between 0.5% and –0.5%	901	65.21
Less than –0.5% and Greater than –1.0%	124	8.97
Less than –1.0% and Greater than –1.5%	56	4.05
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	2	0.14

	1,382	100.00%

iShares MSCI Spain Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.22%
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	16	1.16
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	70	5.07
Greater than 0.5% and Less than 1.0%	224	16.20
Between 0.5% and –0.5%	767	55.49
Less than –0.5% and Greater than –1.0%	148	10.71
Less than –1.0% and Greater than –1.5%	69	4.99
Less than –1.5% and Greater than –2.0%	28	2.03
Less than –2.0% and Greater than –2.5%	12	0.87
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Sweden ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.14%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	31	2.25
Greater than 1.0% and Less than 1.5%	78	5.64
Greater than 0.5% and Less than 1.0%	196	14.18
Between 0.5% and –0.5%	772	55.86
Less than –0.5% and Greater than –1.0%	157	11.36
Less than –1.0% and Greater than –1.5%	63	4.56
Less than –1.5% and Greater than –2.0%	28	2.03
Less than –2.0% and Greater than –2.5%	15	1.09
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	2	0.14

	1,382	100.00%

iShares MSCI Switzerland Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.14%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	18	1.30
Greater than 1.0% and Less than 1.5%	45	3.26
Greater than 0.5% and Less than 1.0%	190	13.75
Between 0.5% and –0.5%	961	69.54
Less than –0.5% and Greater than –1.0%	89	6.44
Less than –1.0% and Greater than –1.5%	46	3.33
Less than –1.5% and Greater than –2.0%	13	0.94
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	3	0.22

	1,382	100.00%

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI United Kingdom ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	35	2.53
Greater than 1.0% and Less than 1.5%	132	9.55
Greater than 0.5% and Less than 1.0%	435	31.48
Between 0.5% and –0.5%	646	46.75
Less than –0.5% and Greater than –1.0%	73	5.29
Less than –1.0% and Greater than –1.5%	24	1.74
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	2	0.14

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI United Kingdom ETF (the “Fund”) for marketing to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards. Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI United Kingdom ETF in respect of BFA’s financial year ending December 31, 2013 was USD 835,709. This figure is comprised of fixed remuneration of USD 328,597 and variable remuneration of USD 507,112. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI United Kingdom ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 134,263.

102	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 312 funds (as of August 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (57)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	103

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
Cecilia H. Herbert (65)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

104	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	105

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-82-0814

AUGUST 31, 2014

2014 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Australia ETF | EWA | NYSE Arca
➢	iShares MSCI Hong Kong ETF | EWH | NYSE Arca
➢	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca
➢	iShares MSCI Malaysia ETF | EWM | NYSE Arca
➢	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca
➢	iShares MSCI Singapore ETF | EWS | NYSE Arca
➢	iShares MSCI South Korea Capped ETF | EWY | NYSE Arca
➢	iShares MSCI Taiwan ETF | EWT | NYSE Arca
➢	iShares MSCI Thailand Capped ETF | THD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

INTERNATIONAL MARKET OVERVIEW

International equities rose during the 12-month period ended August 31, 2014 (the “reporting period”), as modest economic growth and solid corporate profits offset concerns about global growth, the banking system and geopolitical events. Monetary policy continued to be a driving force for international equities, as several countries took steps to stimulate economic growth (as measured by gross domestic product, or “GDP”). The European Central Bank (“ECB”) cut interest rates several times, the Bank of Japan continued its bond purchasing efforts, and the U.S. Federal Reserve Bank (the “Fed”) reduced its unprecedented stimulus program.

Accommodative monetary policy and improving global growth led to a sustained rally in international equities from September to December 2013. However, events in early 2014 dampened the rally, as slow economic growth in the U.S. and China and the conflict in Ukraine raised concerns for international investors. In the final months of the reporting period, stagnant European growth, a Portuguese bank default and military escalation in Ukraine dampened international markets’ performance, particularly in Europe. Despite these challenges, most international markets finished with a solid return for the reporting period.

North American markets delivered strong gains during the reporting period. The U.S. economy strengthened in the latter half of the reporting period, as the combination of accommodative monetary policy, low inflation, steady job growth and rising corporate profits drove economic growth. Canada and Mexico also generated steady economic growth and rising stock prices during the reporting period.

Asian markets advanced during the reporting period, as investors generally embraced the region’s progress toward economic and political reform. Slow global growth presented new challenges for China and India after rapid economic growth in past decades. China, India and Japan, the three largest economies in the region, pursued dramatic changes to improve their competitive edge in the changing global economy.

China, Asia’s largest economy, continued to transition from an economy based on investment and manufacturing toward one based on consumption and services, which led to slowing economic growth. India underwent substantial political and economic change during the reporting period. The Bank of India made significant progress on curbing inflation, while the Indian government pursued growth-oriented political reform. By contrast, Japan attempted to reignite economic growth with monetary stimulus and political reform after twenty years of economic stagnation.

European equities posted solid gains while trailing developed markets in Asia and North America. Europe took steps toward an economic recovery during the reporting period after enduring a financial crisis and an economic recession. Europe’s uneven path to recovery included an improving credit environment and lower interest rates, as well as declining inflation and stagnant demand. France and Germany were mired in sluggish economic growth, while the United Kingdom expanded at a moderate pace during the reporting period. Spain and Italy experienced dramatically improving credit markets and lower interest rates, helping to revive investors’ interest in Spanish and Italian financial markets. European equity markets declined during the final months of the reporting period, as fear of economic stagnation and declining prices spurred the ECB to consider additional monetary support.

At the highest level, economic crosscurrents rippled across markets, while the ebb and flow of geopolitical risks drove market performance during the reporting period. International markets advanced through the uncertainty, as investors welcomed moderate global growth, low inflation and improving credit conditions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.76%	20.44%	20.25%	19.76%	20.44%	20.25%
5 Years	10.96%	10.97%	11.43%	68.20%	68.31%	71.82%
10 Years	12.27%	12.26%	12.24%	218.11%	218.01%	217.33%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,108.60	$2.55	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA ETF

The iShares MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of Australian equities, as represented by the MSCI Australia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 19.76%, net of fees, while the total return for the Index was 20.25%.

The Index posted strong returns for the reporting period as investors set aside concerns about a slowdown in China’s infrastructure spending.

Despite a cooling of the economy in China, which is Australia’s largest trading partner, Australia’s economy expanded in the second quarter of 2014, as the country reached its 23rd consecutive year of growth. It was one of the few countries in the world that didn’t contract during the global financial crisis of 2008-2009. GDP in the second quarter of 2014 rose 3.1% versus the same period in 2013.

Although Australia’s economy advanced in the second quarter, it did so at a slower rate than earlier quarters due to a downturn in mining, falling commodity prices and a strengthening Australian dollar. The country’s currency continued to be relatively strong against the U.S. dollar, spurred by a resource investment boom and near-zero interest rates in the United States. Australia’s central bank left short-term interest rates at a record low 2.5% throughout the duration of the reporting period, reflecting concerns that the mining investment boom had cooled towards the end of the reporting period along with China’s infrastructure spending.

The financials sector, which comprised about half of the Index on average, posted the strongest contribution for the reporting period. Banks particularly enjoyed surging profits as the level of bad loans to corporations declined. The second largest sector, materials, produced solid results, helped by a buoyant economy. The industrials sector also generated notable gains during the reporting period. The consumer staples sector lagged on a relative basis. Overall, all sectors produced positive returns during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	51.44%
Materials	17.37
Consumer Staples	9.01
Energy	6.00
Industrials	5.70
Health Care	4.51
Telecommunication Services	2.20
Consumer Discretionary	1.72
Utilities	1.56
Information Technology	0.49

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Commonwealth Bank of Australia	11.21%
BHP Billiton Ltd.	10.01
Westpac Banking Corp.	9.26
Australia and New Zealand Banking Group Ltd.	7.80
National Australia Bank Ltd.	7.04
Wesfarmers Ltd.	4.21
Woolworths Ltd.	3.87
CSL Ltd.	3.01
Woodside Petroleum Ltd.	2.69
Rio Tinto Ltd.	2.32

TOTAL	61.42%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.87%	20.25%	20.36%	19.87%	20.25%	20.36%
5 Years	12.12%	12.07%	12.70%	77.22%	76.82%	81.82%
10 Years	10.51%	10.45%	11.09%	171.53%	170.28%	186.17%
GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,111.60	$2.55	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG ETF

The iShares MSCI Hong Kong ETF (the “Fund”) seeks to track the investment results of an index composed of Hong Kong equities, as represented by the MSCI Hong Kong Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 19.87%, net of fees, while the total return for the Index was 20.36%.

Hong Kong stocks, as represented by the Index, posted a strong return during the reporting period, despite a sluggish Hong Kong economy. During the second quarter of 2014, GDP grew just 1.8% compared to the same period in 2013 — and was down 0.1% from the first quarter of 2014. However, since many companies in the Index have significant operations in China, market performance is also closely linked to China’s overall economic environment. China reported growth of 7.5% in the second quarter of 2014 compared to the same period in 2013, which was also indicative of the overall growth rate throughout the reporting period.

Hong Kong is a key financial center in Asia, with significant exposure to real estate investment, development and management companies. Hong Kong property firms continued to benefit from low interest rates and significant investment from China during the reporting period. Bank stocks benefited from liberalization measures regarding banking and trading services between China and Hong Kong. In general, since Hong Kong was transferred from British control to Chinese control in 1997, the Chinese and Hong Kong governments have strengthened business ties and established free trade agreements covering a broad range of goods and services.

In terms of sector performance for the reporting period, the financials, consumer discretionary and industrials sectors were the largest contributors to Index returns. The financials sector was the largest sector weighting in the Index by far, comprising over 60% of the Index on average during the reporting period. The information technology, telecommunication services and utilities sectors were the smallest contributors to Index performance.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	61.31%
Consumer Discretionary	15.47
Utilities	11.32
Industrials	9.89
Telecommunication Services	1.37
Information Technology	0.64

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

AIA Group Ltd.	16.12%
Hutchison Whampoa Ltd.	7.17
Cheung Kong (Holdings) Ltd.	6.70
Hong Kong Exchanges and Clearing Ltd.	6.19
Sun Hung Kai Properties Ltd.	5.86
Galaxy Entertainment Group Ltd.	4.18
CLP Holdings Ltd.	3.89
Sands China Ltd.	3.83
Hong Kong and China Gas Co. Ltd. (The)	3.47
Link REIT (The)	3.27

TOTAL	60.68%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN SMALL-CAP ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.94%	17.49%	17.63%	16.94%	17.49%	17.63%
5 Years	7.39%	7.46%	7.81%	42.86%	43.33%	45.66%
Since Inception	4.32%	4.27%	4.70%	32.74%	32.31%	35.99%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/20/07. The first day of secondary market trading was 12/21/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,084.10	$2.52	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

The iShares MSCI Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Japanese equities, as represented by the MSCI Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 16.94%, net of fees, while the total return for the Index was 17.63%.

Japanese small-capitalization equities, as represented by the Index, achieved solid results for the reporting period and performed in line with broad international equity indices, despite volatility along the way.

Japanese small-capitalization stocks delivered gains early in the reporting period, helped by government initiatives aimed at revitalizing the country’s stagnant economy. During the remainder of the reporting period, conflicting economic data revealed uneven economic growth levels, and an increase in the consumption tax rate curbed consumer spending. Although these events created an uneven market environment that persisted throughout the reporting period, equities finished the reporting period with solid gains overall.

Within the Index, the industrials sector was the largest contributing sector to positive performance. Industrials stocks as a group achieved gains early in the reporting period as economic conditions strengthened, but lagged in the final months of the reporting period, as the higher consumption tax placed a crimp on consumer demand. The financials and information technology sectors were also meaningful contributors to Index returns for the reporting period. Consumer discretionary and consumer staples stocks collectively contributed to Index returns. Consumer spending spiked to a record high in the first quarter of 2014 in anticipation of the consumption tax increase in April 2014, and then dropped sharply in the second quarter of 2014. The utilities, energy, and telecommunication services sectors made the slightest contributions to Index gains during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Industrials	25.15%
Financials	19.76
Consumer Discretionary	17.51
Information Technology	10.83
Materials	10.46
Consumer Staples	9.13
Health Care	5.68
Energy	0.80
Utilities	0.53
Telecommunication Services	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Minebea Co. Ltd.	0.66%
Advance Residence Investment Corp.	0.57
Alps Electric Co. Ltd.	0.51
Ebara Corp.	0.50
Mixi Inc.	0.50
Misumi Group Inc.	0.50
Dowa Holdings Co. Ltd.	0.48
ORIX JREIT Inc.	0.47
Frontier Real Estate Investment Corp.	0.47
Nissan Chemical Industries Ltd.	0.45

TOTAL	5.11%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI MALAYSIA ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.17%	14.84%	14.37%	14.17%	14.84%	14.37%
5 Years	13.83%	13.98%	14.38%	91.11%	92.38%	95.74%
10 Years	13.01%	13.15%	13.57%	239.79%	243.94%	257.05%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,064.10	$2.50	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA ETF

The iShares MSCI Malaysia ETF (the “Fund”) seeks to track the investment results of an index composed of Malaysian equities, as represented by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 14.17%, net of fees, while the total return for the Index was 14.37%.

The Malaysian equity market posted a solid, double-digit return during the reporting period, boosted by better than expected economic growth in the second quarter of 2014. Malaysia’s GDP rose 6.4% in the second quarter of 2014 from the same period a year ago, beating consensus estimates. However, a major credit rating agency recently cut Malaysia’s credit outlook to negative because of rising budget deficits. In response, the government announced that it will institute a new goods and services tax and cut fuel subsidies.

Exports of electronics and natural gas to the U.S. and Japan surged during the reporting period. Malaysia is the world’s largest exporter of palm oil. Demand from China is a key driver for palm oil prices, and it has remained strong.

Malaysia’s strong economic performance has allowed its central bank to recently raise short-term interest rates from 3% to 3.25% to combat inflation. The government also announced plans to introduce a consumption tax of 6% and gradually reduce its subsidy program that covers essential goods ranging from gasoline to cooking oil.

The Index’s largest sector allocation was financials, which generated modest returns during the reporting period. Banks generally benefited from regional mergers and the country’s strong economy. The utilities, telecommunication services, and industrials sectors were large contributors to Index performance. Lagging sectors included materials and energy.

PORTFOLIO ALLOCATION As of 8/31/14

Sector	Percentage of Total Investments*
Financials	33.76%
Industrials	12.73
Telecommunication Services	11.86
Utilities	11.67
Consumer Staples	9.52
Consumer Discretionary	9.42
Energy	4.52
Materials	4.20
Health Care	2.32

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/14

Security	Percentage of Total Investments*
Public Bank Bhd	9.83%
Malayan Banking Bhd	8.78
Tenaga Nasional Bhd	7.17
CIMB Group Holdings Bhd	7.17
Sime Darby Bhd	5.24
DiGi.Com Bhd	4.13
Genting Bhd	4.04
Axiata Group Bhd	3.63
Petronas Chemicals Group Bhd	3.40
Sapurakencana Petroleum Bhd	3.11

TOTAL	56.50%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI PACIFIC EX JAPAN ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.25%	19.81%	19.80%	19.25%	19.81%	19.80%
5 Years	11.18%	11.11%	11.66%	69.85%	69.31%	73.55%
10 Years	11.77%	11.73%	11.92%	204.21%	203.21%	208.30%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,108.40	$2.60	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC EX JAPAN ETF

The iShares MSCI Pacific ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Pacific region developed market equities, excluding Japan, as represented by the MSCI Pacific ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 19.25%, net of fees, while the total return for the Index was 19.80%.

The Index posted a strong double-digit return during the reporting period, led by a large positive exposure to Australian stocks.

Australia’s economy expanded by 3.1% in the second quarter of 2014 versus the same period in 2013, as the country reached its 23rd consecutive year of growth. Banks enjoyed surging profits as the level of bad loans to corporations declined. The materials sector also produced solid results, helped by a buoyant economy.

Although Hong Kong’s economy was sluggish, its stock market performed well because of its links to China, which reported growth in line with expectations of 7.5% in the second quarter of 2014 compared to the same period in 2013. Hong Kong is a key financial center in Asia, with significant exposure to real estate investment, development and management companies. Hong Kong property firms continued to benefit from low interest rates and significant investment from China.

Singapore, the third largest country weighting in the Index, was the weakest performer for the reporting period, as the government restricted lending to cool an overheated real estate market. Singapore’s economy stalled during the second quarter of 2014, as GDP grew just 2.4% compared to the same period in 2013, primarily due to a decline in semiconductor production.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*
Financials	53.19%
Materials	11.42
Industrials	8.61
Consumer Staples	6.31
Consumer Discretionary	5.65
Energy	3.83
Utilities	3.83
Telecommunication Services	3.57
Health Care	3.04
Information Technology	0.55

TOTAL	100.00%

COUNTRY ALLOCATION

As of 8/31/14

Country	Percentage of Total Investments*
Australia	63.83%
Hong Kong	23.49
Singapore	11.61
New Zealand	1.07

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.65%	16.48%	16.00%	15.65%	16.48%	16.00%
5 Years	10.48%	10.47%	10.84%	64.62%	64.52%	67.29%
10 Years	12.23%	12.16%	12.32%	216.98%	215.11%	219.67%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,113.80	$2.56	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE ETF

The iShares MSCI Singapore ETF (the “Fund”) seeks to track the investment results of an index composed of Singaporean equities, as represented by the MSCI Singapore Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 15.65%, net of fees, while the total return for the Index was 16.00%.

The Index produced double-digit gains during the reporting period and slightly underperformed the broad international equity market.

During early 2014, the Index declined temporarily after the Fed announced plans to reduce stimulus measures. Such a move would likely cause interest rates to rise, and make investors more cautious about investing in emerging markets. However, as the reporting period progressed, rising expectations that the Fed would be slower to raise rates than originally had been anticipated helped to refuel investors’ appetite for risk, boosting returns for emerging markets equities in the second half of the reporting period. Singapore’s economy stalled during the second quarter of 2014, as GDP grew just 2.4% versus the year ago period, primarily due to a decline in semiconductor production. GDP growth during the quarter was also stagnant compared to the first quarter of 2014.

The Index is heavily weighted towards financials, which comprised more than 53% of the Index on average during the reporting period. As a result, the financials sector contributed the most to Index returns during the reporting period, followed by the industrials and telecommunication services sectors. Consumer discretionary and consumer staples stocks produced the least contribution to Index performance. All sectors produced positive returns.

Within the financials sector, a significant portion of companies are real estate firms. The government has put in place moves to cool the real estate market, which had risen by 60% since the global financial crisis due to low interest rates. Regulators tightened lending rules by increasing processing times for home loans, thus slowing housing sales. The government also sold land to boost housing supply. The moves appeared to be effective, as price declines were reported in the second quarter of 2014 across Singapore’s prime and suburban residential areas.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*
Financials	53.55%
Industrials	20.09
Telecommunication Services	13.53
Consumer Discretionary	8.51
Consumer Staples	4.32

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*
DBS Group Holdings Ltd.	12.62%
Singapore Telecommunications Ltd.	12.56
United Overseas Bank Ltd.	11.55
Oversea-Chinese Banking Corp. Ltd.	10.57
Keppel Corp. Ltd.	4.75
Global Logistic Properties Ltd.	3.51
CapitaLand Ltd.	3.31
Genting Singapore PLC	3.01
Singapore Press Holdings Ltd.	2.86
Jardine Cycle & Carriage Ltd.	2.64

TOTAL	67.38%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH KOREA CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.83%	17.72%	17.54%	16.83%	17.72%	17.54%
5 Years	10.56%	10.75%	11.28%	65.22%	66.61%	70.66%
10 Years	11.64%	11.62%	12.32%	200.62%	200.09%	219.50%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Korea Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Korea 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,079.80	$3.25	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

The iShares MSCI South Korea Capped ETF (the “Fund”) seeks to track the investment results of an index composed of South Korean equities, as represented by the MSCI Korea 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 16.83%, net of fees, while the total return for the Index was 17.54%.

The Index produced solid gains during the reporting period, performing in line with the broad international equity market.

The South Korean economy grew just 0.5% during the second quarter of 2014 versus the second quarter of 2013. To combat slow growth, the government announced a $40 billion stimulus package which included a relaxation of limits on mortgage loans in an effort to boost a weak real estate market.

A ferry accident in April 2014 which killed more than 300 people took a heavy toll on travel spending, contributing to an overall decline in consumer spending in the second quarter of 2014. Additionally, a sharp rise in the Korean won has hurt exports as did slowing economic growth in China, Korea’s primary export market. South Korean exports to China fell 7% in July 2014 as compared to July 2013, the third straight monthly drop. Meanwhile, South Korea’s household debt rose to almost $1 trillion, doubling over the past decade, generating fears that the economy could spiral downward into negative growth and deflation.

Many South Korean firms have well-established, globally recognized brand names that may potentially benefit from recently signed free-trade agreements with the European Union and the U.S. In addition, the Japanese yen, which had been rapidly declining, stabilized during the reporting period, reducing the advantage to Japanese exporters of electronics and automobiles. However, high levels of Korean consumer debt have had a negative impact on domestic spending.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Information Technology	34.23%
Consumer Discretionary	19.02
Financials	14.96
Industrials	11.78
Materials	8.68
Consumer Staples	6.03
Utilities	1.93
Energy	1.58
Telecommunication Services	1.15
Health Care	0.64

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Samsung Electronics Co. Ltd.	22.64%
Hyundai Motor Co.	5.51
SK Hynix Inc.	3.91
POSCO	3.35
NAVER Corp.	3.30
Shinhan Financial Group Co. Ltd.	3.27
Hyundai Mobis Co. Ltd.	3.09
Kia Motors Corp.	2.49
KB Financial Group Inc.	2.35
LG Chem Ltd.	1.93

TOTAL	51.84%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI TAIWAN ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.24%	24.76%	23.93%	23.24%	24.76%	23.93%
5 Years	11.06%	11.30%	11.56%	68.97%	70.77%	72.78%
10 Years	7.21%	7.38%	7.88%	100.68%	103.78%	113.54%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,172.50	$3.40	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN ETF

The iShares MSCI Taiwan ETF (the “Fund”) seeks to track the investment results of an index composed of Taiwanese equities, as represented by the MSCI Taiwan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 23.24%, net of fees, while the total return for the Index was 23.93%.

Although performance was relatively modest during the first half of the reporting period, the Taiwanese stock market began to rise starting in early 2014. For the full reporting period, the Index posted a strong, double-digit return and outperformed the broad international equity market.

Taiwan’s economy performed well in recent months. During the second quarter of 2014, GDP rose 3.7% from the same period in 2013. A recovering U.S. economy and strong global demand for mobile devices formed a favorable backdrop for Taiwan’s export-reliant economy.

The current Taiwanese government is attempting to improve its economy by reducing tariffs on hundreds of products, as well as improving relations with China, with which it has had a long-term political conflict. During the reporting period, China and Taiwan worked towards stronger trade agreements, although such ties are considered controversial among a large segment of the Taiwanese population.

The Index is highly concentrated in stocks of information technology companies, primarily semiconductor and hardware manufacturers. Taiwan is the world’s largest supplier of contract computer chip manufacturing services. In addition, it is a major producer of LCD panels, DRAM computer memory, networking equipment and consumer electronics.

In terms of sectors, the top performers within the Index during the reporting period were information technology and financials. Laggards included the health care, telecommunication services, and energy sectors.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Information Technology	57.64%
Financials	17.83
Materials	10.01
Telecommunication Services	4.27
Consumer Discretionary	3.96
Industrials	2.96
Consumer Staples	2.71
Energy	0.55
Health Care	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Taiwan Semiconductor Manufacturing Co. Ltd.	20.17%
Hon Hai Precision Industry Co. Ltd.	8.40
MediaTek Inc.	4.63
Cathay Financial Holding Co. Ltd.	2.75
Delta Electronics Inc.	2.53
Chunghwa Telecom Co. Ltd.	2.30
Nan Ya Plastics Corp.	2.18
Fubon Financial Holding Co. Ltd.	2.16
Formosa Plastics Corp.	2.13
China Steel Corp.	2.03

TOTAL	49.28%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI THAILAND CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	26.18%	27.96%	25.87%	26.18%	27.96%	25.87%
5 Years	20.77%	20.72%	21.17%	156.89%	156.34%	161.19%
Since Inception	11.26%	11.28%	11.63%	98.72%	98.96%	102.86%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Index performance through February 11, 2013 reflects the performance of the MSCI Thailand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Thailand Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,230.80	$3.49	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

The iShares MSCI Thailand Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Thai equities, as represented by the MSCI Thailand Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 26.18%, net of fees, while the total return for the Index was 25.87%.

Despite several obstacles, the Index posted strong returns during the reporting period and outperformed the broad international equity market.

Early in 2014, the Index declined along with other emerging markets after the Fed announced plans to reduce stimulus measures. Such a move would typically cause interest rates to rise, and make investors more cautious about investing in riskier assets. However, when U.S. interest rates remained low, investor appetite towards risk returned and emerging markets such as Thailand rebounded.

However, the reporting period was marked by political unrest. In May 2014, the Thai military seized power after months of street demonstrations led to the ouster of the former prime minister. As the conflict unfolded, businesses deferred new investments while awaiting clarity on government policy. Tourism was down sharply as well during the second quarter, as many countries advised citizens to avoid travel to Thailand.

Despite these setbacks, GDP expanded 0.4% in the second quarter of 2014 versus the same quarter in 2013. In addition, the new military government recently announced measures to revive the economy, including an approval for $75 billion in spending for infrastructure development for rail lines, airports, and seaports. Meanwhile, Thai consumer confidence rose to its highest level in nearly a year as the end of the reporting period approached

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	35.10%
Energy	16.41
Materials	9.06
Consumer Staples	8.33
Telecommunication Services	8.23
Industrials	8.03
Consumer Discretionary	6.27
Health Care	3.51
Information Technology	2.95
Utilities	2.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Siam Commercial Bank PCL NVDR	7.67%
PTT PCL NVDR	6.65
Kasikornbank PCL Foreign	6.37
PTT Exploration & Production PCL NVDR	5.48
Advanced Information Service PCL NVDR	5.25
CP All PCL NVDR	5.00
Kasikornbank PCL NVDR	3.56
Siam Cement (The) PCL Foreign	3.03
Bangkok Bank PCL NVDR	2.56
Airports of Thailand PCL NVDR	2.46

TOTAL	48.03%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2014 and held through August 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRALIA ETF

August 31, 2014

Security	Shares	Value
COMMON STOCKS — 98.91%

AIR FREIGHT & LOGISTICS — 0.34%
Toll Holdings Ltd.	1,253,782	$7,000,792

		7,000,792
AIRLINES — 0.13%
Qantas Airways Ltd.[a]	1,980,577	2,723,077

		2,723,077
BEVERAGES — 0.71%
Coca-Cola Amatil Ltd.	1,053,949	8,871,824
Treasury Wine Estates Ltd.	1,195,167	5,712,159

		14,583,983
BIOTECHNOLOGY — 2.97%
CSL Ltd.	881,362	60,893,820

		60,893,820
CAPITAL MARKETS — 1.42%
Macquarie Group Ltd.	531,883	29,002,502

		29,002,502
CHEMICALS — 1.07%
Incitec Pivot Ltd.	3,027,210	8,777,181
Orica Ltd.	682,627	13,088,447

		21,865,628
COMMERCIAL BANKS — 35.76%
Australia and New Zealand Banking Group Ltd.	5,050,141	157,903,108
Bank of Queensland Ltd.	664,524	7,818,836
Bendigo and Adelaide Bank Ltd.	798,539	9,298,573
Commonwealth Bank of Australia	2,983,778	226,941,894
National Australia Bank Ltd.	4,332,006	142,620,683
Westpac Banking Corp.	5,721,705	187,516,876

		732,099,970
COMMERCIAL SERVICES & SUPPLIES — 1.25%
Brambles Ltd.	2,876,343	25,557,306

		25,557,306
CONSTRUCTION & ENGINEERING — 0.19%
Leighton Holdings Ltd.	186,888	3,922,429

		3,922,429
CONSTRUCTION MATERIALS — 0.84%
Boral Ltd.	1,438,468	7,413,147
James Hardie Industries SE	819,491	9,818,477

		17,231,624
CONTAINERS & PACKAGING — 1.16%
Amcor Ltd.	2,220,710	23,719,676

		23,719,676

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.61%
ASX Ltd.	356,281	$12,492,774

		12,492,774
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.18%
Telstra Corp. Ltd.	8,014,820	41,679,199
TPG Telecom Ltd.	511,307	2,883,698

		44,562,897
ELECTRIC UTILITIES — 0.20%
AusNet Services	3,116,254	4,124,203

		4,124,203
ENERGY EQUIPMENT & SERVICES — 0.29%
WorleyParsons Ltd.	380,874	5,856,443

		5,856,443
FOOD & STAPLES RETAILING — 8.20%
Metcash Ltd.	1,634,844	4,296,684
Wesfarmers Ltd.	2,104,014	85,229,042
Woolworths Ltd.	2,314,140	78,265,227

		167,790,953
GAS UTILITIES — 0.54%
APA Group	1,538,065	11,148,776

		11,148,776
HEALTH CARE EQUIPMENT & SUPPLIES — 0.35%
Cochlear Ltd.	105,014	7,125,829

		7,125,829
HEALTH CARE PROVIDERS & SERVICES — 1.14%
Ramsay Health Care Ltd.	241,734	11,747,830
Sonic Healthcare Ltd.	700,748	11,554,868

		23,302,698
HOTELS, RESTAURANTS & LEISURE — 1.33%
Crown Resorts Ltd.	670,246	9,904,718
Flight Centre Travel Group Ltd.	101,793	4,465,207
Tabcorp Holdings Ltd.	1,404,095	4,714,566
Tatts Group Ltd.	2,639,871	8,197,314

		27,281,805
INSURANCE — 5.60%
AMP Ltd.	5,443,243	29,935,454
Insurance Australia Group Ltd.	4,309,373	26,077,693
QBE Insurance Group Ltd.	2,469,661	26,609,739
Suncorp Group Ltd.	2,367,783	31,956,487

		114,579,373
IT SERVICES — 0.49%
Computershare Ltd.	870,062	10,025,631

		10,025,631

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2014

Security	Shares	Value
MEDIA — 0.21%
REA Group Ltd.	96,960	$4,345,705

		4,345,705
METALS & MINING — 14.11%
Alumina Ltd.[a]	4,647,968	6,738,227
BHP Billiton Ltd.	5,910,603	202,718,554
Fortescue Metals Group Ltd.	2,865,223	11,174,942
Iluka Resources Ltd.	770,553	6,414,212
Newcrest Mining Ltd.[a]	1,410,641	14,935,292
Rio Tinto Ltd.	801,944	46,976,132

		288,957,359
MULTI-UTILITIES — 0.80%
AGL Energy Ltd.	1,031,073	13,597,508
AGL Energy Ltd. New[a]	205,016	2,703,695

		16,301,203
MULTILINE RETAIL — 0.16%
Harvey Norman Holdings Ltd.	977,512	3,245,647

		3,245,647
OIL, GAS & CONSUMABLE FUELS — 5.65%
Caltex Australia Ltd.	248,446	6,620,263
Origin Energy Ltd.	2,031,083	29,501,896
Santos Ltd.	1,798,384	24,944,476
Woodside Petroleum Ltd.	1,364,648	54,500,353

		115,566,988
PROFESSIONAL SERVICES — 0.72%
ALS Ltd.	725,558	5,048,890
Seek Ltd.	595,103	9,723,796

		14,772,686
REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.83%
BGP Holdings PLC[a,b]	18,888,372	249
CFS Retail Property Trust Group	3,887,967	7,818,291
Dexus Property Group	9,998,770	11,268,975
Federation Centres	2,627,345	6,536,564
Goodman Group	3,179,529	16,593,874
GPT Group (The)	3,101,821	11,575,518
Mirvac Group	6,795,049	11,662,173
Scentre Group[a]	9,798,371	31,433,938
Stockland Corp. Ltd.	4,282,431	17,022,765
Westfield Corp.	3,633,172	25,893,558

		139,805,905
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.66%
Lend Lease Group	1,009,614	13,503,371

		13,503,371

Security	Shares	Value
ROAD & RAIL — 1.37%
Asciano Ltd.	1,795,041	$10,543,500
Aurizon Holdings Ltd.	3,933,330	17,548,078

		28,091,578
TRANSPORTATION INFRASTRUCTURE — 1.63%
Sydney Airport	1,998,509	8,280,578
Transurban Group	3,315,492	24,993,888

		33,274,466

TOTAL COMMON STOCKS
(Cost: $1,870,287,468)		2,024,757,097

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	343,395	343,395

		343,395

TOTAL SHORT-TERM INVESTMENTS
(Cost: $343,395)		343,395

TOTAL INVESTMENTS IN SECURITIES — 98.92%
(Cost: $1,870,630,863)		2,025,100,492
Other Assets, Less Liabilities — 1.08%		22,012,092

NET ASSETS — 100.00%		$2,047,112,584

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

Financial futures contracts purchased as of August 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
151	ASX SPI 200 Index (Sept. 2014)	Sydney Futures	$19,825,197	$452,812

See notes to financial statements.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI HONG KONG ETF

August 31, 2014

Security	Shares	Value
COMMON STOCKS — 99.42%

AIRLINES — 0.57%
Cathay Pacific Airways Ltd.	9,810,000	$18,227,260

		18,227,260
COMMERCIAL BANKS — 7.61%
Bank of East Asia Ltd. (The)	10,202,410	43,441,679
BOC Hong Kong (Holdings) Ltd.	29,430,000	98,920,860
Hang Seng Bank Ltd.[a]	6,082,200	102,728,332

		245,090,871
DIVERSIFIED FINANCIAL SERVICES — 6.87%
First Pacific Co. Ltd.	19,620,999	22,861,186
Hong Kong Exchanges and Clearing Ltd.	8,632,800	198,383,474

		221,244,660
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.37%
HKT Trust and HKT Ltd.	20,302,500	24,048,173
PCCW Ltd.	31,392,169	19,969,084

		44,017,257
ELECTRIC UTILITIES — 7.80%
Cheung Kong Infrastructure Holdings Ltd.	3,924,000	28,328,200
CLP Holdings Ltd.[a]	14,715,200	124,554,637
Power Assets Holdings Ltd.	10,791,000	98,300,627

		251,183,464
GAS UTILITIES — 3.45%
Hong Kong and China Gas Co. Ltd. (The)	49,050,788	111,264,021

		111,264,021
HOTELS, RESTAURANTS & LEISURE — 11.98%
Galaxy Entertainment Group Ltd.	17,759,000	133,820,068
MGM China Holdings Ltd.	7,063,488	23,377,414
Sands China Ltd.	18,835,200	122,730,218
Shangri-La Asia Ltd.	11,772,000	18,227,260
SJM Holdings Ltd.[a]	15,696,000	39,492,397
Wynn Macau Ltd.	12,556,800	48,119,967

		385,767,324
HOUSEHOLD DURABLES — 1.02%
Techtronic Industries Co. Ltd.	10,791,147	32,929,766

		32,929,766
INDUSTRIAL CONGLOMERATES — 7.82%
Hutchison Whampoa Ltd.	17,658,800	229,673,883
NWS Holdings Ltd.	11,772,000	22,237,257

		251,911,140

Security	Shares	Value
INSURANCE — 16.02%
AIA Group Ltd.	94,568,400	$516,150,438

		516,150,438
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.25%
Link REIT (The)	17,658,000	104,806,746

		104,806,746
REAL ESTATE MANAGEMENT & DEVELOPMENT — 27.20%
Cheung Kong (Holdings) Ltd.	11,772,000	214,625,988
Hang Lung Properties Ltd.	17,658,000	58,327,232
Henderson Land Development Co. Ltd.	8,335,601	55,229,010
Hysan Development Co. Ltd.	3,924,000	19,239,886
Kerry Properties Ltd.	4,905,000	18,227,260
New World Development Co. Ltd.	41,202,066	52,099,669
Sino Land Co. Ltd.[a]	23,544,000	41,618,911
Sun Hung Kai Properties Ltd.	12,357,000	187,503,880
Swire Pacific Ltd. Class A	4,905,000	66,010,529
Swire Properties Ltd.	9,025,200	30,277,504
Wharf (Holdings) Ltd. (The)	11,772,150	92,048,836
Wheelock and Co. Ltd.	7,848,357	41,114,468

		876,323,173
ROAD & RAIL — 1.45%
MTR Corp. Ltd.	11,772,083	46,707,683

		46,707,683
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.63%
ASM Pacific Technology Ltd.[a]	1,962,000	20,417,063

		20,417,063
TEXTILES, APPAREL & LUXURY GOODS — 2.38%
Li & Fung Ltd.[a]	47,088,000	58,448,747
Yue Yuen Industrial (Holdings) Ltd.[a]	5,886,000	18,265,234

		76,713,981

TOTAL COMMON STOCKS
(Cost: $3,006,192,108)		3,202,754,847

SHORT-TERM INVESTMENTS — 1.27%

MONEY MARKET FUNDS — 1.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c,d]	24,877,555	24,877,555

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG ETF

August 31, 2014

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,c,d]	1,566,110	$1,566,110
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	14,365,446	14,365,446

		40,809,111

TOTAL SHORT-TERM INVESTMENTS
(Cost: $40,809,111)		40,809,111

TOTAL INVESTMENTS IN SECURITIES — 100.69%
(Cost: $3,047,001,219)		3,243,563,958
Other Assets, Less Liabilities — (0.69)%		(22,251,740)

NET ASSETS — 100.00%		$3,221,312,218

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of August 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
112	Hang Seng Index (Sept. 2014)	Hong Kong Futures	$17,835,113	$(276,020)

See notes to financial statements.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.73%

AEROSPACE & DEFENSE — 0.03%
Jamco Corp.	3,000	$52,616

		52,616
AIR FREIGHT & LOGISTICS — 0.28%
Kintetsu World Express Inc.	3,000	119,411
Konoike Transport Co. Ltd.	3,000	64,398
Mitsui-Soko Co. Ltd.	30,000	125,620
Shibusawa Warehouse Co. Ltd. (The)	30,000	101,940
Yusen Logistics Co. Ltd.	6,000	66,939

		478,308
AIRLINES — 0.02%
Skymark Airlines Inc.[a,b]	15,000	29,167

		29,167
AUTO COMPONENTS — 3.93%
Aisan Industry Co. Ltd.	9,000	74,159
Akebono Brake Industry Co. Ltd.	24,000	106,733
Calsonic Kansei Corp.	60,000	346,537
Eagle Industry Co. Ltd.	6,000	124,002
Exedy Corp.	9,000	249,333
FCC Co. Ltd.	9,000	155,075
Futaba Industrial Co. Ltd.	18,000	100,496
G-Tekt Corp.	6,000	62,839
Kayaba Industry Co. Ltd.	60,000	283,005
Keihin Corp.	12,000	169,688
Mitsuba Corp.	12,000	198,450
Musashi Seimitsu Industry Co. Ltd.	6,000	135,785
Nifco Inc.	15,000	507,532
Nippon Seiki Co. Ltd.	8,000	178,505
Nissan Shatai Co. Ltd.	27,000	431,179
Nissin Kogyo Co. Ltd.	12,000	216,932
Pacific Industrial Co. Ltd.	12,000	90,100
Piolax Inc.	3,000	145,546
Press Kogyo Co. Ltd.	30,000	120,422
Riken Corp.	30,000	131,106
Sanden Corp.	30,000	182,509
Showa Corp.	15,000	168,504
Tachi-S Co. Ltd.	6,000	90,793
Taiho Kogyo Co. Ltd.	6,000	66,824
Takata Corp.	9,000	178,813
Tokai Rika Co. Ltd.	15,000	298,166
Tokai Rubber Industries Ltd.	12,000	114,126
Topre Corp.	12,000	183,549
Toyo Tire & Rubber Co. Ltd.	30,000	490,639

Security	Shares	Value

Toyota Boshoku Corp.	21,000	$230,043
TPR Co. Ltd.	6,000	157,386
TS Tech Co. Ltd.	15,000	402,560
Unipres Corp.	12,000	237,378
Yorozu Corp.	3,000	48,804

		6,677,518
BEVERAGES — 1.33%
Coca-Cola East Japan Co. Ltd.	24,066	602,548
Coca-Cola West Co. Ltd.	21,000	327,275
ITO EN Ltd.	18,000	419,137
Sapporo Holdings Ltd.	90,000	385,522
Takara Holdings Inc.	60,000	519,806

		2,254,288
BIOTECHNOLOGY — 0.58%
3-D Matrix Ltd.[a,b]	6,000	213,120
GNI Group Ltd.[a,b]	30,000	103,095
Japan Tissue Engineering Co. Ltd.[b]	6,000	98,763
NanoCarrier Co. Ltd.[b]	12,000	150,744
PeptiDream Inc.[a,b]	1,200	123,598
ReproCELL Inc.[b]	9,000	69,134
Takara Bio Inc.[a]	15,000	219,185

		977,639
BUILDING PRODUCTS — 1.78%
Aica Kogyo Co. Ltd.	15,000	358,955
Central Glass Co. Ltd.	60,000	223,516
Maeda Kosen Co. Ltd.[a]	6,000	75,776
Nichias Corp.	30,000	200,414
Nichiha Corp.	6,000	61,568
Nippon Sheet Glass Co. Ltd.[b]	270,000	322,280
Nitto Boseki Co. Ltd.	60,000	248,929
Noritz Corp.	9,000	154,989
Okabe Co. Ltd.	12,000	143,813
Sankyo Tateyama Inc.	9,300	179,939
Sanwa Holdings Corp.	60,000	439,525
Sekisui Jushi Corp.	9,000	123,627
Takara Standard Co. Ltd.	30,000	265,678
Takasago Thermal Engineering Co. Ltd.	18,000	227,328

		3,026,337
CAPITAL MARKETS — 1.61%
Ichigo Group Holdings Co. Ltd.	57,000	164,056
Ichiyoshi Securities Co. Ltd.	12,000	144,968
IwaiCosmo Holdings Inc.	6,000	58,911
JAFCO Co. Ltd.	9,000	363,431

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

kabu.com Securities Co. Ltd.	27,000	$127,612
Kyokuto Securities Co. Ltd.	6,000	102,748
Marusan Securities Co. Ltd.	18,000	134,803
Matsui Securities Co. Ltd.	33,000	313,847
Mito Securities Co. Ltd.	18,000	68,961
Monex Group Inc.	57,000	179,420
Okasan Securities Group Inc.	60,000	457,429
Sawada Holdings Co. Ltd.	6,000	42,797
SPARX Group Co. Ltd.	30,000	63,532
Tokai Tokyo Financial Holdings Inc.	69,000	504,789

		2,727,304
CHEMICALS — 6.61%
Achilles Corp.	60,000	83,746
Adeka Corp.	27,000	360,745
C. Uyemura & Co. Ltd.	3,000	164,605
Chugoku Marine Paints Ltd.	30,000	224,960
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	30,000	153,343
Daiso Co. Ltd.	30,000	98,185
Denki Kagaku Kogyo K.K.	120,000	406,603
DIC Corp.	240,000	547,528
Earth Chemical Co. Ltd.	3,000	115,945
Fujimi Inc.	6,000	91,775
Fujimori Kogyo Co. Ltd.	3,000	92,699
Ishihara Sangyo Kaisha Ltd.[b]	120,000	106,271
JSP Corp.	6,000	105,001
Konishi Co. Ltd.	6,000	118,862
Kureha Corp.	30,000	148,145
Lintec Corp.	15,000	321,413
Nihon Nohyaku Co. Ltd.	15,000	157,530
Nihon Parkerizing Co. Ltd.	12,000	276,190
Nippon Kayaku Co. Ltd.	60,000	738,124
Nippon Shokubai Co. Ltd.	33,000	400,886
Nippon Soda Co. Ltd.	30,000	158,541
Nippon Synthetic Chemical Industry Co. Ltd. (The)	11,000	84,709
Nippon Valqua Industries Ltd.	30,000	90,677
Nissan Chemical Industries Ltd.	42,000	758,454
NOF Corp.	30,000	205,612
Sakai Chemical Industry Co. Ltd.	30,000	92,410
Sakata INX Corp.	12,000	112,740
Sanyo Chemical Industries Ltd.	6,000	39,736
Shin-Etsu Polymer Co. Ltd.	15,000	83,891
Showa Denko K.K.	450,000	649,757
Sumitomo Bakelite Co. Ltd.	60,000	244,309

Security	Shares	Value

Taiyo Holdings Co. Ltd.	6,000	$202,435
Takasago International Corp.	30,000	162,295
Tenma Corp.	6,000	93,911
Toagosei Co. Ltd.	60,000	250,662
Tokai Carbon Co. Ltd.	60,000	169,226
Tokuyama Corp.	90,000	298,022
Tokyo Ohka Kogyo Co. Ltd.	12,000	324,821
Tosoh Corp.	150,000	620,879
Toyo Ink SC Holdings Co. Ltd.	60,000	281,273
Toyobo Co. Ltd.	270,000	426,241
Ube Industries Ltd.	330,000	559,080
Zeon Corp.	60,000	608,172

		11,230,409
COMMERCIAL BANKS — 6.06%
77 Bank Ltd. (The)	120,000	648,024
Aichi Bank Ltd. (The)	3,000	150,744
Ashikaga Holdings Co. Ltd.	30,000	119,267
Awa Bank Ltd. (The)	60,000	350,580
Bank of Iwate Ltd. (The)	3,000	140,347
Bank of Nagoya Ltd. (The)	60,000	237,378
Bank of Saga Ltd. (The)	60,000	138,037
Bank of the Ryukyus Ltd.	12,000	194,407
Chiba Kogyo Bank Ltd. (The)	12,000	88,713
Daishi Bank Ltd. (The)	90,000	323,146
Eighteenth Bank Ltd. (The)	60,000	160,562
Higashi-Nippon Bank Ltd. (The)	60,000	159,985
Higo Bank Ltd. (The)	60,000	318,237
Hokkoku Bank Ltd. (The)	90,000	311,017
Hokuetsu Bank Ltd. (The)	60,000	119,555
Hyakugo Bank Ltd. (The)	60,000	240,266
Hyakujushi Bank Ltd. (The)	60,000	202,147
Jimoto Holdings Inc.	51,000	106,040
Juroku Bank Ltd. (The)	90,000	343,938
Kagoshima Bank Ltd. (The)	60,000	386,966
Kansai Urban Banking Corp.	90,000	109,159
Keiyo Bank Ltd. (The)	60,000	308,418
Kiyo Bank Ltd. (The)	21,000	303,220
Mie Bank Ltd. (The)	30,000	71,040
Minato Bank Ltd. (The)	60,000	114,357
Miyazaki Bank Ltd. (The)	60,000	192,328
Musashino Bank Ltd. (The)	9,000	308,418
Nanto Bank Ltd. (The)	60,000	254,127
Nishi-Nippon City Bank Ltd. (The)	210,000	549,839
North Pacific Bank Ltd.	108,000	438,716
Ogaki Kyoritsu Bank Ltd. (The)	90,000	249,507

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Oita Bank Ltd. (The)	60,000	$225,827
San-in Godo Bank Ltd. (The)	60,000	423,353
Senshu Ikeda Holdings Inc.	66,000	349,425
Shiga Bank Ltd. (The)	60,000	347,692
Tochigi Bank Ltd. (The)	30,000	123,309
Toho Bank Ltd. (The)	60,000	213,698
Tokyo Tomin Bank Ltd. (The)	9,000	105,954
TOMONY Holdings Inc.	45,000	190,162
Towa Bank Ltd. (The)	90,000	84,902
Tsukuba Bank Ltd. (The)	24,000	86,865
Yachiyo Bank Ltd. (The)	3,000	95,153
Yamagata Bank Ltd. (The)	30,000	141,791
Yamanashi Chuo Bank Ltd. (The)	60,000	267,989

		10,294,605
COMMERCIAL SERVICES & SUPPLIES — 1.83%
AEON Delight Co. Ltd.	6,000	147,451
Daiseki Co. Ltd.	12,060	216,392
Duskin Co. Ltd.	15,000	266,545
Itoki Corp.	12,000	79,010
Kokuyo Co. Ltd.	27,000	215,719
Kyodo Printing Co. Ltd.	30,000	110,892
Matsuda Sangyo Co. Ltd.	6,060	74,434
Mitsubishi Pencil Co. Ltd.	6,000	190,307
Moshi Moshi Hotline Inc.	12,000	118,631
Nissha Printing Co. Ltd.	9,000	116,956
Okamura Corp.	30,000	245,464
Oyo Corp.	6,000	107,831
Pilot Corp.	6,000	329,210
Pronexus Inc.	6,000	44,530
Sanix Inc.[a,b]	9,000	77,278
Sato Holdings Corp.	6,000	173,268
Sohgo Security Services Co. Ltd.	18,000	448,419
Toppan Forms Co. Ltd.	15,000	151,754

		3,114,091
COMMUNICATIONS EQUIPMENT — 0.49%
Denki Kogyo Co. Ltd.	30,000	182,798
Hitachi Kokusai Electric Inc.	30,000	464,937
Icom Inc.	3,000	69,163
Japan Radio Co. Ltd.[b]	30,000	119,267

		836,165
COMPUTERS & PERIPHERALS — 0.61%
Eizo Nanao Corp.	6,000	155,942
Elecom Co. Ltd.	3,000	74,390
Japan Digital Laboratory Co. Ltd.	6,000	110,314
Melco Holdings Inc.	3,000	65,322

Security	Shares	Value

Riso Kagaku Corp.	3,000	$97,319
Roland DG Corp.	3,000	126,631
Toshiba Tec Corp.	30,000	190,018
Wacom Co. Ltd.[a]	48,000	216,239

		1,036,175
CONSTRUCTION & ENGINEERING — 4.71%
Chudenko Corp.	9,000	144,766
COMSYS Holdings Corp.	33,000	630,871
Fudo Tetra Corp.[a]	51,000	122,241
Hazama Ando Corp.	54,000	398,691
Hibiya Engineering Ltd.	6,000	93,507
Kandenko Co. Ltd.	30,000	161,717
Kinden Corp.	30,000	322,279
Kumagai Gumi Co. Ltd.[b]	60,000	213,698
Kyowa Exeo Corp.	24,000	327,824
Maeda Corp.	30,000	274,053
Maeda Road Construction Co. Ltd.	30,000	506,233
MIRAIT Holdings Corp.	18,000	205,323
Nippo Corp.	16,000	314,810
Nippon Densetsu Kogyo Co. Ltd.	12,000	201,223
Nippon Koei Co. Ltd.	30,000	136,593
Nippon Road Co. Ltd. (The)	30,000	168,937
Nippon Steel & Sumikin Texeng Co. Ltd.	8,000	48,823
Nishimatsu Construction Co. Ltd.	90,000	480,820
Okumura Corp.	60,000	351,158
OSJB Holdings Corp.[a]	60,000	87,212
Penta-Ocean Construction Co. Ltd.	87,000	319,911
Raito Kogyo Co. Ltd.	15,000	134,572
SHO-BOND Holdings Co. Ltd.	6,000	249,507
Sumitomo Densetsu Co. Ltd.	6,000	83,804
Sumitomo Mitsui Construction Co. Ltd.[b]	228,000	278,731
Taihei Dengyo Kaisha Ltd.	1,000	7,595
Taikisha Ltd.	9,000	213,727
Tekken Corp.[a]	30,000	142,658
Toa Corp.	60,000	111,469
Toda Corp.	60,000	316,504
Tokyu Construction Co. Ltd.	21,040	108,354
Toshiba Plant Systems & Services Corp.	12,000	203,186
Totetsu Kogyo Co. Ltd.	6,000	148,895
Toyo Construction Co. Ltd.	21,000	103,903
Toyo Engineering Corp.	30,000	145,257
Yahagi Construction Co. Ltd.	9,000	67,835

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Yokogawa Bridge Holdings Corp.	12,000	$175,925

		8,002,612
CONSTRUCTION MATERIALS — 0.25%
Sumitomo Osaka Cement Co. Ltd.	120,000	423,930

		423,930
CONSUMER FINANCE — 0.91%
AIFUL Corp.[a,b]	93,000	411,802
Hitachi Capital Corp.	15,000	395,052
J Trust Co. Ltd.	24,000	264,754
Jaccs Co. Ltd.	30,000	175,001
Orient Corp.[b]	111,000	256,438
Pocket Card Co. Ltd.	6,000	39,505

		1,542,552
CONTAINERS & PACKAGING — 0.47%
FP Corp.	6,000	193,195
Fuji Seal International Inc.	6,000	202,435
Pack Corp. (The)	6,000	116,032
Rengo Co. Ltd.	60,000	282,428

		794,090
DISTRIBUTORS — 0.37%
Canon Marketing Japan Inc.	15,000	300,332
Chori Co. Ltd.	6,000	74,332
Doshisha Co. Ltd.	6,000	108,582
Paltac Corp.	12,000	153,516

		636,762
DIVERSIFIED CONSUMER SERVICES — 0.07%
JP-Holdings Inc.[a]	18,000	73,119
Tsukada Global Holdings Inc.	6,000	51,865

		124,984
DIVERSIFIED FINANCIAL SERVICES — 0.93%
Century Tokyo Leasing Corp.	12,080	357,568
Financial Products Group Co. Ltd.[a]	6,000	57,005
Fuyo General Lease Co. Ltd.	6,000	240,554
IBJ Leasing Co. Ltd.	6,000	147,452
Japan Securities Finance Co. Ltd.	33,000	206,161
Ricoh Leasing Co. Ltd.	6,000	173,557
Zenkoku Hosho Co. Ltd.	15,000	402,272

		1,584,569
ELECTRIC UTILITIES — 0.41%
Hokkaido Electric Power Co. Inc.[b]	57,000	492,718
Okinawa Electric Power Co. Inc. (The)	6,000	195,505

		688,223

Security	Shares	Value

ELECTRICAL EQUIPMENT — 1.77%
Chiyoda Integre Co. Ltd.	6,000	$85,537
Cosel Co. Ltd.	6,000	76,527
Daihen Corp.	30,000	121,288
Denyo Co. Ltd.	3,000	43,288
Fujikura Ltd.	90,000	440,968
Furukawa Electric Co. Ltd.	210,000	452,808
Futaba Corp.	9,000	138,788
GS Yuasa Corp.	120,000	723,107
IDEC Corp.	9,000	77,971
Nitto Kogyo Corp.	9,000	186,177
SWCC Showa Holdings Co. Ltd.[a,b]	60,000	67,575
Takaoka Toko Co. Ltd.	6,000	88,252
Tatsuta Electric Wire and Cable Co. Ltd.	12,000	62,839
Toyo Tanso Co. Ltd.	3,000	66,333
Ushio Inc.	33,000	369,755

		3,001,213
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.97%
Ai Holdings Corp.	12,000	243,731
Alps Electric Co. Ltd.	54,000	869,635
Amano Corp.	18,000	194,581
Anritsu Corp.	42,000	358,204
Azbil Corp.	18,000	456,389
Canon Electronics Inc.	6,000	114,357
Daiwabo Holdings Co. Ltd.	60,000	120,710
Enplas Corp.	3,000	169,514
HORIBA Ltd.	9,000	338,307
Hosiden Corp.	18,000	98,243
Iriso Electronics Co. Ltd.	3,000	222,650
Japan Aviation Electronics Industry Ltd.	12,000	276,421
Japan Cash Machine Co. Ltd.[a]	6,000	121,519
Kaga Electronics Co. Ltd.	6,000	76,296
Koa Corp.	9,000	93,132
Macnica Inc.	3,000	97,608
MARUWA Co. Ltd.	3,000	98,908
Mitsumi Electric Co. Ltd.	27,000	221,437
Nichicon Corp.	15,000	109,592
Nidec Copal Electronics Corp.	6,000	52,847
Nippon Ceramic Co. Ltd.	6,000	93,045
Nippon Chemi-Con Corp.[b]	60,000	177,312
Nippon Signal Co. Ltd. (The)	18,000	185,397
Oki Electric Industry Co. Ltd.	210,000	475,045

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Ryosan Co. Ltd.	9,000	$198,046
Ryoyo Electro Corp.	6,000	66,477
SIIX Corp.	3,000	49,410
Taiyo Yuden Co. Ltd.	30,000	303,220
TOKO Inc.	30,000	91,544
Topcon Corp.	24,000	561,159
Toyo Corp.	9,000	102,575
UKC Holdings Corp.	6,000	105,578

		6,742,889
ENERGY EQUIPMENT & SERVICES — 0.28%
Japan Drilling Co. Ltd.	3,000	144,390
Modec Inc.	6,000	164,085
Shinko Plantech Co. Ltd.	12,000	93,219
Toyo Kanetsu K.K.	30,000	75,372

		477,066
FOOD & STAPLES RETAILING — 2.80%
Ain Pharmaciez Inc.	3,000	145,257
Arcs Co. Ltd.	9,000	190,595
Cawachi Ltd.	6,000	104,712
cocokara fine Inc.	6,000	159,003
Cosmos Pharmaceutical Corp.	3,000	374,549
CREATE HOLDINGS Co. Ltd.	3,000	105,405
Heiwado Co. Ltd.	9,000	146,412
Kasumi Co. Ltd.	12,000	97,261
Kato Sangyo Co. Ltd.	6,000	130,991
Maruetsu Inc. (The)	30,000	129,951
Matsumotokiyoshi Co. Ltd.	12,000	379,458
Ministop Co. Ltd.	6,000	89,522
Mitsubishi Shokuhin Co. Ltd.	3,000	70,896
San-A & Co. Ltd.	6,000	213,698
Sugi Holdings Co. Ltd.	12,000	500,169
Sundrug Co. Ltd.	9,000	400,250
Tsuruha Holdings Inc.	9,000	492,083
UNY Co. Ltd.	66,000	371,661
Valor Co. Ltd.	12,000	192,559
Welcia Holdings Co. Ltd.	6,000	176,445
Yaoko Co. Ltd.	3,000	180,488
Yokohama Reito Co. Ltd.	12,000	95,413

		4,746,778
FOOD PRODUCTS — 3.02%
Ariake Japan Co. Ltd.	6,000	140,174
Dydo Drinco Inc.	3,000	127,352
Ezaki Glico Co. Ltd.	30,000	586,803
Fuji Oil Co. Ltd. New	18,000	296,289
Fujiya Co. Ltd.	30,000	57,179

Security	Shares	Value

Hokuto Corp.	6,000	$113,549
House Foods Group Inc.	18,000	323,319
Itoham Foods Inc.	60,000	289,936
J-Oil Mills Inc.	30,000	99,629
Kagome Co. Ltd.	24,000	405,448
Kameda Seika Co. Ltd.	3,000	93,998
Kewpie Corp.	30,000	514,608
KEY Coffee Inc.	6,000	95,009
Marudai Food Co. Ltd.	30,000	113,202
Maruha Nichiro Corp.	12,000	187,130
MEGMILK SNOW BRAND Co. Ltd.	12,000	157,790
Mitsui Sugar Co. Ltd.	30,000	112,913
Morinaga & Co. Ltd.	60,000	127,641
Morinaga Milk Industry Co. Ltd.	60,000	209,655
Nichirei Corp.	60,000	283,005
Nippon Beet Sugar Manufacturing Co. Ltd.	30,000	56,024
Nippon Flour Mills Co. Ltd.	30,000	151,032
Nippon Suisan Kaisha Ltd.[b]	75,000	218,030
Nisshin OilliO Group Ltd. (The)	30,000	105,983
Prima Meat Packers Ltd.	30,000	82,591
Sakata Seed Corp.	9,000	119,902
Warabeya Nichiyo Co. Ltd.	3,000	57,352

		5,125,543
GAS UTILITIES — 0.07%
Shizuoka Gas Co. Ltd.	18,000	119,382

		119,382
HEALTH CARE EQUIPMENT & SUPPLIES — 1.62%
Asahi Intecc Co. Ltd.	6,000	280,695
Eiken Chemical Co. Ltd.	6,000	105,925
Fukuda Denshi Co. Ltd.	3,000	179,044
Hogy Medical Co. Ltd.	3,000	168,359
JEOL Ltd.	30,000	127,930
Mani Inc.	3,000	168,937
Nagaileben Co. Ltd.	6,000	117,014
Nakanishi Inc.	6,000	240,554
Nihon Kohden Corp.	12,000	665,351
Nikkiso Co. Ltd.	18,000	213,813
Nipro Corp.[a]	33,000	291,611
Paramount Bed Holdings Co. Ltd.	6,000	185,109

		2,744,342
HEALTH CARE PROVIDERS & SERVICES — 0.75%
AS ONE Corp.	3,000	98,763
BML Inc.	3,000	99,196
Message Co. Ltd.	3,000	105,838

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Nichii Gakkan Co.	15,000	$126,342
Ship Healthcare Holdings Inc.	9,000	287,626
Toho Holdings Co. Ltd.	15,000	290,802
Tokai Corp. (GIFU)	3,000	94,287
Tsukui Corp.	9,000	90,619
Vital KSK Holdings Inc.	9,000	79,444

		1,272,917
HOTELS, RESTAURANTS & LEISURE — 3.01%
Accordia Golf Co. Ltd.[a]	27,000	323,319
Atom Corp.	15,000	88,078
Colowide Co. Ltd.	18,000	236,512
Doutor Nichires Holdings Co. Ltd.	12,000	196,717
Fuji Kyuko Co. Ltd.	30,000	322,857
Fujita Kanko Inc.	30,000	110,025
H.I.S. Co. Ltd.	12,000	358,666
Hiramatsu Inc.	9,000	55,619
Ichibanya Co. Ltd.	3,000	137,893
Kappa Create Co. Ltd.[b]	9,000	93,912
Kisoji Co. Ltd.	6,000	113,606
KNT-CT Holdings Co. Ltd.[b]	30,000	51,692
Kura Corp.	3,000	85,479
Kyoritsu Maintenance Co. Ltd.	3,000	133,128
MOS Food Services Inc.	9,000	192,328
Ohsho Food Service Corp.	3,000	115,801
PGM Holdings K.K.	6,000	60,413
Plenus Co. Ltd.	6,000	143,871
Resorttrust Inc.	21,000	461,501
Ringer Hut Co. Ltd.[a]	6,000	92,987
Round One Corp.	21,000	136,853
Royal Holdings Co. Ltd.	9,000	147,885
Saint Marc Holdings Co. Ltd.	3,000	169,803
Saizeriya Co. Ltd.	9,000	123,107
Starbucks Coffee Japan Ltd.	12,000	146,470
Tokyo Dome Corp.	60,000	278,385
Tokyotokeiba Co. Ltd.[a]	30,000	94,720
Toridoll Corp.	6,000	66,651
Watami Co. Ltd.[a]	6,000	76,238
Yomiuri Land Co. Ltd.	6,000	29,225
Yoshinoya Holdings Co. Ltd.	15,000	185,397
Zensho Holdings Co. Ltd.[a]	30,000	280,117

		5,109,255
HOUSEHOLD DURABLES — 2.28%
Alpine Electronics Inc.	12,000	191,519
Chofu Seisakusho Co. Ltd.	6,000	159,003
Clarion Co. Ltd.[a,b]	30,000	130,818

Security	Shares	Value

Cleanup Corp.	6,000	$55,504
Corona Corp.	6,000	69,827
Foster Electric Co. Ltd.	6,000	87,443
France Bed Holdings Co. Ltd.	30,000	54,580
Fujitsu General Ltd.	30,000	417,577
Funai Electric Co. Ltd.	6,000	65,322
Haseko Corp.	87,000	721,057
JVC Kenwood Corp.[b]	42,000	112,798
Misawa Homes Co. Ltd.	9,000	99,976
PanaHome Corp.	30,000	217,163
Pioneer Corp.[b]	87,000	270,501
Sangetsu Co. Ltd.	9,000	244,655
Starts Corp. Inc.	6,000	98,474
Sumitomo Forestry Co. Ltd.	42,000	469,789
Takamatsu Construction Group Co. Ltd.	3,000	53,655
Tama Home Co. Ltd.[a]	6,000	39,101
Tamron Co. Ltd.	6,000	126,139
Token Corp.	2,320	105,744
West Holdings Corp.	6,000	82,996

		3,873,641
HOUSEHOLD PRODUCTS — 0.62%
Lion Corp.	60,000	348,847
Pigeon Corp.	12,000	710,401

		1,059,248
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.05%
Eneres Co. Ltd.[b]	6,000	84,382

		84,382
INDUSTRIAL CONGLOMERATES — 0.32%
Katakura Industries Co. Ltd.	6,000	78,086
Nisshinbo Holdings Inc.	36,000	335,794
TOKAI Holdings Corp.	27,000	134,370

		548,250
INTERNET & CATALOG RETAIL — 0.47%
Askul Corp.[a]	6,000	144,390
Belluna Co. Ltd.	15,000	69,019
Ikyu Corp.	6,000	84,439
Senshukai Co. Ltd.	9,000	74,765
Start Today Co. Ltd.	18,000	428,840

		801,453
INTERNET SOFTWARE & SERVICES — 1.03%
F@N Communications Inc.	12,000	147,625
GMO Internet Inc.	21,000	198,508

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Gurunavi Inc.	9,000	$142,600
Infomart Corp.	6,000	106,272
Internet Initiative Japan Inc.[a]	9,000	188,256
Mixi Inc.[a]	15,000	843,240
SMS Co. Ltd.	3,000	77,740
UNITED Inc.[a]	3,000	49,439

		1,753,680
IT SERVICES — 1.72%
Digital Garage Inc.	9,000	158,281
Future Architect Inc.	9,000	49,122
GMO Payment Gateway Inc.	3,037	146,463
Ines Corp.	12,000	99,110
Information Services International-Dentsu Ltd.	3,000	34,567
IT Holdings Corp.	24,048	443,991
NEC Networks & System Integration Corp.	6,000	141,965
Net One Systems Co. Ltd.	27,000	168,417
Nihon Unisys Ltd.	18,000	166,338
NS Solutions Corp.	6,000	177,311
OBIC Co. Ltd.	21,000	720,653
SCSK Corp.	15,256	436,305
Trans Cosmos Inc.	9,000	182,885

		2,925,408
LEISURE EQUIPMENT & PRODUCTS — 0.51%
Daikoku Denki Co. Ltd.	3,000	59,315
Dunlop Sports Co. Ltd.	3,000	35,549
Fields Corp.	3,000	45,396
Heiwa Corp.	12,000	274,342
Mars Engineering Corp.	3,000	60,702
Mizuno Corp.	30,000	174,424
Tomy Co. Ltd.	21,000	114,415
Universal Entertainment Corp.	6,000	107,022

		871,165
LIFE SCIENCES TOOLS & SERVICES — 0.16%
Chiome Bioscience Inc.[a,b]	6,000	83,573
CMIC Holdings Co. Ltd.	6,000	116,206
EPS Co. Ltd.	6,000	75,949

		275,728
MACHINERY — 8.13%
Aichi Corp.	12,000	57,756
Aida Engineering Ltd.	15,000	143,524
Asahi Diamond Industrial Co. Ltd.	18,000	252,972
Bando Chemical Industries Ltd.	30,000	120,710

Security	Shares	Value

CKD Corp.	18,000	$170,669
Daifuku Co. Ltd.	27,000	320,460
Daiwa Industries Ltd.	8,000	59,912
DMG Mori Seiki Co Ltd.	39,000	491,794
Ebara Corp.	150,000	847,572
Fuji Machine Manufacturing Co. Ltd.	21,000	200,125
Fujitec Co. Ltd.	24,000	281,157
Furukawa Co. Ltd.	90,000	207,922
Glory Ltd.	18,000	544,930
Hitachi Koki Co. Ltd.	15,000	126,342
Hitachi Zosen Corp.	51,000	250,373
Hoshizaki Electric Co. Ltd.	12,000	586,803
Iseki & Co. Ltd.	60,000	161,140
Japan Steel Works Ltd. (The)	90,000	388,988
Juki Corp.[b]	30,000	91,255
Kitz Corp.	27,000	144,506
Komori Corp.	15,000	174,279
Kyokuto Kaihatsu Kogyo Co. Ltd.	9,000	131,251
Makino Milling Machine Co. Ltd.	30,000	222,939
Max Co. Ltd.	4,000	46,551
Meidensha Corp.	60,000	241,421
Minebea Co. Ltd.	90,000	1,127,978
Mitsui Engineering & Shipbuilding Co. Ltd.	240,000	524,426
Miura Co. Ltd.	9,000	311,017
Nachi-Fujikoshi Corp.	60,000	399,673
Namura Shipbuilding Co. Ltd.[a]	12,000	111,700
Nippon Sharyo Ltd.	30,000	117,534
Nippon Thompson Co. Ltd.	30,000	155,942
Nitta Corp.	6,000	146,470
Nitto Kohki Co. Ltd.	3,000	60,731
Noritake Co. Ltd.	30,000	77,393
NTN Corp.	150,000	630,986
Obara Group Inc.	3,000	114,357
Oiles Corp.	6,080	154,041
Okuma Corp.	30,000	241,132
OSG Corp.	24,000	410,069
Ryobi Ltd.	30,000	89,522
Shibuya Kogyo Co. Ltd.	6,000	168,128
Shima Seiki Manufacturing Ltd.	9,000	145,286
ShinMaywa Industries Ltd.	30,000	294,845
Sintokogio Ltd.	15,000	100,496
Star Micronics Co. Ltd.	12,000	169,226
Tadano Ltd.	32,000	576,022
Takeuchi Manufacturing Co. Ltd.	3,000	137,315

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Takuma Co. Ltd.	30,000	$191,750
Teikoku Sen-I Co. Ltd.	6,000	123,887
Tocalo Co. Ltd.	6,000	118,920
Torishima Pump Manufacturing Co. Ltd.[a]	6,000	52,269
Toshiba Machine Co. Ltd.	30,000	132,839
Tsubakimoto Chain Co.	30,000	255,860
Tsugami Corp.	30,000	159,118
Union Tool Co.	3,000	77,855
YAMABIKO Corp.	3,000	98,619
Yushin Precision Equipment Co. Ltd.	3,000	69,510

		13,810,267
MARINE — 0.56%
Daiichi Chuo Kisen Kaisha[a,b]	60,000	51,980
Iino Kaiun Kaisha Ltd.	27,000	170,756
Kawasaki Kisen Kaisha Ltd.	270,000	649,757
NS United Kaiwn Kaisha Ltd.	30,000	77,971

		950,464
MEDIA — 1.84%
Adways Inc.[a,b]	6,000	90,273
Asatsu-DK Inc.	9,000	237,898
Avex Group Holdings Inc.	12,000	196,717
COOKPAD Inc.[a]	3,000	99,629
CyberAgent Inc.	15,000	514,030
Daiichikosho Co. Ltd.	12,000	350,580
Gakken Holdings Co. Ltd.	30,000	80,281
Kadokawa Corp.	6,000	155,999
Next Co. Ltd.	6,000	45,743
Shochiku Co. Ltd.	30,000	279,540
SKY Perfect JSAT Holdings Inc.	54,000	331,116
Toei Co. Ltd.	30,000	165,183
Tohokushinsha Film Corp.	6,000	49,497
Tokyo Broadcasting System Holdings Inc.	12,000	138,384
TV Asahi Holdings Corp.	6,000	103,846
USEN Corp.[b]	36,580	133,453
ValueCommerce Co. Ltd.[a]	6,000	47,476
Zenrin Co. Ltd.	9,000	105,261

		3,124,906
METALS & MINING — 2.51%
Aichi Steel Corp.	30,000	116,090
Asahi Holdings Inc.	9,000	159,234
Dowa Holdings Co. Ltd.	90,000	808,298
Godo Steel Ltd.	30,000	47,071
Kurimoto Ltd.	30,000	71,040

Security	Shares	Value

Kyoei Steel Ltd.	6,000	$111,296
Mitsubishi Steel Manufacturing Co. Ltd.	30,000	67,286
Mitsui Mining & Smelting Co. Ltd.	180,000	554,459
Nakayama Steel Works Ltd.[b]	60,000	47,938
Neturen Co. Ltd.	9,000	65,409
Nippon Denko Co. Ltd.	30,000	79,415
Nippon Light Metal Holdings Co. Ltd.	156,000	249,276
Nippon Yakin Kogyo Co. Ltd.[a,b]	45,000	130,384
Nisshin Steel Co. Ltd.	24,000	255,513
Nittetsu Mining Co. Ltd.	30,000	131,684
Osaka Steel Co. Ltd.	3,000	58,940
OSAKA Titanium Technologies Co. Ltd.	6,000	146,123
Pacific Metals Co. Ltd.[b]	30,000	126,775
Sanyo Special Steel Co. Ltd.	30,000	123,598
Toho Zinc Co. Ltd.	30,000	127,641
Tokyo Rope Manufacturing Co. Ltd.[b]	30,000	51,403
Tokyo Steel Manufacturing Co. Ltd.	30,000	172,113
TOPY Industries Ltd.	60,000	116,090
UACJ Corp.	73,140	310,485
Yodogawa Steel Works Ltd.	30,000	129,374

		4,256,935
MULTILINE RETAIL — 1.21%
Daiei Inc. (The)[b]	72,000	90,793
Fuji Co. Ltd.	6,000	115,685
H2O Retailing Corp.	24,135	396,113
Izumi Co. Ltd.	12,000	375,993
Matsuya Co. Ltd.	9,000	103,441
Parco Co. Ltd.	6,000	50,941
Ryohin Keikaku Co. Ltd.	6,000	674,592
Seria Co. Ltd.	6,000	246,908

		2,054,466
OIL, GAS & CONSUMABLE FUELS — 0.52%
Cosmo Oil Co. Ltd.	180,000	337,873
ITOCHU Enex Co. Ltd.	18,000	129,778
Japan Petroleum Exploration Co. Ltd.	9,000	350,869
Nippon Coke & Engineering Co. Ltd.	57,000	62,550

		881,070
PAPER & FOREST PRODUCTS — 0.59%
Daio Paper Corp.	30,000	267,411
Hokuetsu Kishu Paper Co. Ltd.	39,000	173,442
Mitsubishi Paper Mills Ltd.[b]	90,000	77,971
Nippon Paper Industries Co. Ltd.[a]	30,000	484,574

		1,003,398

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

PERSONAL PRODUCTS — 1.35%
Aderans Co. Ltd.	6,000	$88,887
Artnature Inc.	3,000	90,966
Dr. Ci:Labo Co. Ltd.	3,000	106,416
Euglena Co. Ltd.[a,b]	18,000	231,140
Fancl Corp.	12,000	149,935
Kobayashi Pharmaceutical Co. Ltd.	9,000	577,850
Kose Corp.	9,000	393,320
Mandom Corp.	6,000	231,602
Milbon Co. Ltd.	3,500	116,066
Noevir Holdings Co. Ltd.	3,000	61,597
Pola Orbis Holdings Inc.	6,000	236,800

		2,284,579
PHARMACEUTICALS — 2.56%
Fuso Pharmaceutical Industries Ltd.	30,000	91,543
JCR Pharmaceuticals Co. Ltd.	3,000	72,686
Kaken Pharmaceutical Co. Ltd.	30,000	756,895
Kissei Pharmaceutical Co. Ltd.	6,000	150,224
KYORIN Holdings Inc.	15,000	337,152
Mochida Pharmaceutical Co. Ltd.	3,000	206,478
Nichi-Iko Pharmaceutical Co. Ltd.	13,250	206,495
Nippon Shinyaku Co. Ltd.	12,000	381,768
Rohto Pharmaceutical Co. Ltd.	27,000	382,837
Sawai Pharmaceutical Co. Ltd.	9,000	513,741
Seikagaku Corp.	12,000	219,011
Sosei Group Corp.[a,b]	3,000	130,529
Torii Pharmaceutical Co. Ltd.	3,000	97,464
Towa Pharmaceutical Co. Ltd.	3,000	122,443
Tsumura & Co.	18,000	460,721
ZERIA Pharmaceutical Co. Ltd.	9,000	220,398

		4,350,385
PROFESSIONAL SERVICES — 0.90%
Benefit One Inc.	9,000	85,768
En-Japan Inc.	3,000	64,456
Meitec Corp.	9,000	290,225
Nihon M&A Center Inc.	9,000	284,593
Nomura Co. Ltd.	12,000	111,585
Temp Holdings Co. Ltd.	15,000	518,362
Weathernews Inc.	3,000	92,265
Yumeshin Holdings Co. Ltd.[a]	9,000	75,978

		1,523,232
REAL ESTATE INVESTMENT TRUSTS (REITS) — 8.83%
Activia Properties Inc.	60	529,624
Advance Residence Investment Corp.	390	961,814

Security	Shares	Value

AEON REIT Investment Corp.	270	$367,762
Comforia Residential REIT Inc.	120	222,708
Daiwa House REIT Investment Corp.	90	409,780
Daiwa Office Investment Corp.	90	476,488
Daiwahouse Residential Investment Corp.	120	554,459
Frontier Real Estate Investment Corp.	150	799,923
Fukuoka REIT Corp.	210	402,272
Global One Real Estate Investment Corp. Ltd.	60	177,023
GLP J-REIT	600	719,064
Hankyu REIT Inc.	30	178,467
Heiwa Real Estate REIT Inc.	240	206,305
Hulic Reit Inc.	210	356,587
Ichigo Real Estate Investment Corp.	210	151,004
Industrial & Infrastructure Fund Investment Corp.	60	531,357
Japan Excellent Inc.	360	485,498
Japan Hotel REIT Investment Corp.	750	454,108
Japan Logistics Fund Inc.	270	622,207
Japan Rental Housing Investments Inc.	300	223,228
Kenedix Realty Investment Corp.	120	665,351
Kenedix Residential Investment Corp.	60	155,711
MID REIT Inc.	60	144,102
Mori Hills REIT Investment Corp.	360	522,231
MORI TRUST Sogo REIT Inc.	300	552,438
Nippon Accommodations Fund Inc.	150	545,796
Nomura Real Estate Master Fund Inc.	510	641,642
Nomura Real Estate Office Fund Inc.	120	556,769
Nomura Real Estate Residential Fund Inc.	60	331,520
ORIX JREIT Inc.	600	804,543
Premier Investment Corp.	60	265,390
Sekisui House SI Residential Investment Corp.	270	283,554
TOKYU REIT Inc.	300	415,844
Top REIT Inc.	60	277,230

		14,991,799
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.37%
Airport Facilities Co. Ltd.	6,000	41,700
Ardepro Co. Ltd.[b]	30,000	52,558
Daibiru Corp.	15,000	150,310
Daikyo Inc.	90,000	172,402
Goldcrest Co. Ltd.	6,000	123,194

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Heiwa Real Estate Co. Ltd.	12,000	$182,972
Kenedix Inc.[b]	75,000	334,986
Leopalace21 Corp.[b]	75,000	431,727
Open House Co. Ltd.	3,000	57,410
Raysum Co. Ltd.[b]	6,000	61,337
Relo Holdings Inc.	3,000	204,168
Sumitomo Real Estate Sales Co. Ltd.	6,000	155,826
Sun Frontier Fudousan Co. Ltd.	6,000	68,903
Takara Leben Co. Ltd.	27,000	91,746
TOC Co. Ltd.	21,000	142,716
Tosei Corp.	9,000	56,832

		2,328,787
ROAD & RAIL — 1.36%
Fukuyama Transporting Co. Ltd.	30,000	162,295
Hitachi Transport System Ltd.	15,000	216,874
Nippon Konpo Unyu Soko Co. Ltd.	18,000	318,987
Sankyu Inc.	90,000	451,365
Seino Holdings Co. Ltd.	45,000	422,775
Senko Co. Ltd.	30,000	148,145
Sotetsu Holdings Inc.	120,000	471,290
Trancom Co. Ltd.	3,000	126,053

		2,317,784
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.51%
Dainippon Screen Manufacturing Co. Ltd.	60,000	332,098
DISCO Corp.	9,000	576,118
Megachips Corp.	6,000	81,725
Micronics Japan Co. Ltd.[a]	3,000	185,686
Mimasu Semiconductor Industry Co. Ltd.	6,000	53,944
Mitsui High-Tech Inc.	9,000	62,810
Sanken Electric Co. Ltd.	30,000	249,796
Shindengen Electric Manufacturing Co. Ltd.	30,000	197,526
Shinko Electric Industries Co. Ltd.	21,000	153,631
Sumco Corp.	36,000	310,497
Tokyo Seimitsu Co. Ltd.	12,000	201,569
ULVAC Inc.[b]	12,000	161,833

		2,567,233
SOFTWARE — 1.46%
Broadleaf Co. Ltd.	9,000	152,216
Capcom Co. Ltd.	15,000	275,786
Colopl Inc.[a,b]	12,000	508,254
DTS Corp.	6,000	130,818

Security	Shares	Value

Dwango Co. Ltd.[a]	6,000	$133,475
Fuji Soft Inc.	6,000	144,102
Justsystems Corp.[b]	12,000	97,723
Koei Tecmo Holdings Co. Ltd.	9,000	137,055
Marvelous Inc.	9,000	114,704
NSD Co. Ltd.	9,000	140,954
Obic Business Consultants Co. Ltd.	3,000	88,511
Square Enix Holdings Co. Ltd.	24,000	552,149

		2,475,747
SPECIALTY RETAIL — 2.51%
Adastria Holdings Co. Ltd.	3,000	60,153
Alpen Co. Ltd.	6,000	96,395
Aoki Holdings Inc.	15,000	179,622
Aoyama Trading Co. Ltd.	15,000	371,517
Arc Land Sakamoto Co. Ltd.	3,000	69,538
Asahi Co. Ltd.	6,000	75,083
Autobacs Seven Co. Ltd.	21,000	335,968
BIC Camera Inc.[a]	21,000	192,444
Chiyoda Co. Ltd.	6,000	126,313
DCM Holdings Co. Ltd.	27,000	183,491
EDION Corp.	24,000	152,014
Geo Holdings Corp.	12,000	105,463
Gulliver International Co. Ltd.	18,000	162,526
Honeys Co. Ltd.	6,000	60,702
Jin Co. Ltd.[a]	3,000	86,779
Joshin Denki Co. Ltd.	7,000	61,318
K’s Holdings Corp.	12,000	335,563
Keiyo Co. Ltd.[a]	12,000	56,254
Kohnan Shoji Co. Ltd.	9,000	94,691
Komeri Co. Ltd.	9,000	220,484
Nishimatsuya Chain Co. Ltd.	15,000	118,545
Pal Co. Ltd.	3,000	81,609
Paris Miki Holdings Inc.	12,000	55,792
Shimachu Co. Ltd.	15,000	343,505
T-Gaia Corp.	9,000	79,877
Tsutsumi Jewelry Co. Ltd.	3,000	73,033
United Arrows Ltd.	6,000	220,051
VT Holdings Co. Ltd.	24,000	100,727
Xebio Co. Ltd.	6,000	98,416
Yellow Hat Ltd.	3,000	65,264

		4,263,137
TEXTILES, APPAREL & LUXURY GOODS — 1.25%
Daidoh Ltd.	9,000	47,995
Descente Ltd.	30,000	259,325
Fujibo Holdings Inc.	30,000	97,319

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Gunze Ltd.	60,000	$169,803
Japan Wool Textile Co. Ltd. (The)	30,000	220,917
Kurabo Industries Ltd.	60,000	106,271
Onward Holdings Co. Ltd.	30,000	200,414
Sanyo Shokai Ltd.	30,000	68,730
Seiko Holdings Corp.	30,000	131,107
Seiren Co. Ltd.	15,000	135,005
TSI Holdings Co. Ltd.	27,000	186,350
Unitika Ltd.[b]	180,000	79,704
Wacoal Holdings Corp.	30,000	298,311
Yondoshi Holdings Inc.	6,000	121,346

		2,122,597
TRADING COMPANIES & DISTRIBUTORS — 3.04%
Hanwa Co. Ltd.	60,000	236,800
Inaba Denki Sangyo Co. Ltd.	6,000	205,612
Inabata & Co. Ltd.	12,000	119,324
Iwatani Corp.	60,000	468,980
Japan Pulp & Paper Co. Ltd.	30,000	94,720
Kamei Corp.	9,000	66,535
Kanamoto Co. Ltd.	9,000	411,513
Kanematsu Corp.	120,000	200,992
Kuroda Electric Co. Ltd.	9,000	138,615
Misumi Group Inc.	27,000	840,786
MonotaRO Co. Ltd.	9,000	251,066
Nagase & Co. Ltd.	33,000	405,651
NEC Capital Solutions Ltd.	3,000	59,720
Nippon Steel & Sumikin Bussan Corp.	31,440	123,175
Nishio Rent All Co. Ltd.	6,000	274,919
Onoken Co. Ltd.	6,000	67,690
Sojitz Corp.	384,000	635,780
Trusco Nakayama Corp.	6,000	154,498
Wakita & Co. Ltd.	12,000	139,308
Yamazen Corp.	18,000	137,229
Yuasa Trading Co. Ltd.	60,000	125,908

		5,158,821
TRANSPORTATION INFRASTRUCTURE — 0.35%
Japan Airport Terminal Co. Ltd.	12,000	430,284
Sumitomo Warehouse Co. Ltd. (The)	30,000	162,006

		592,290
WIRELESS TELECOMMUNICATION SERVICES — 0.15%
Japan Communications Inc.[a,b]	36,000	257,130

		257,130

TOTAL COMMON STOCKS
(Cost: $153,180,710)		169,379,711

Security	Shares	Value

SHORT-TERM INVESTMENTS — 3.78%

MONEY MARKET FUNDS — 3.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	6,026,270	$6,026,270
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	379,370	379,370
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	15,965	15,965

		6,421,605

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,421,605)		6,421,605

TOTAL INVESTMENTS IN SECURITIES — 103.51%
(Cost: $159,602,315)		175,801,316
Other Assets, Less Liabilities — (3.51)%		(5,964,611)

NET ASSETS — 100.00%		$169,836,705

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® MSCI MALAYSIA ETF

August 31, 2014

Security	Shares	Value
COMMON STOCKS — 99.62%

AIRLINES — 0.59%
AirAsia Bhd	6,020,700	$4,603,390

		4,603,390
AUTOMOBILES — 1.34%
UMW Holdings Bhd	2,678,000	10,501,294

		10,501,294
CHEMICALS — 3.39%
Petronas Chemicals Group Bhd	13,342,400	26,667,868

		26,667,868
COMMERCIAL BANKS — 32.54%
Alliance Financial Group Bhd	5,213,200	8,038,119
AMMB Holdings Bhd	8,431,337	17,868,443
CIMB Group Holdings Bhd	23,979,264	56,144,343
Hong Leong Bank Bhd	2,870,540	13,114,142
Hong Leong Financial Group Bhd	1,013,300	5,477,992
Malayan Banking Bhd	21,481,920	68,834,833
Public Bank Bhd	12,586,980	76,991,426
RHB Capital Bhd	3,242,800	9,434,161

		255,903,459
CONSTRUCTION & ENGINEERING — 4.24%
Dialog Group Bhd	17,308,154	9,499,717
Gamuda Bhd	8,302,100	12,721,809
IJM Corp. Bhd	5,392,540	11,120,403

		33,341,929
CONSTRUCTION MATERIALS — 0.80%
Lafarge Malaysia Bhd	1,939,560	6,276,495

		6,276,495
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.40%
Telekom Malaysia Bhd	5,463,700	11,024,471

		11,024,471
ELECTRIC UTILITIES — 7.14%
Tenaga Nasional Bhd	14,303,812	56,180,581

		56,180,581
ENERGY EQUIPMENT & SERVICES — 3.47%
Bumi Armada Bhd[a]	3,142,100	2,940,734
Sapurakencana Petroleum Bhd	18,201,200	24,368,358

		27,309,092
FOOD PRODUCTS — 7.58%
Felda Global Ventures Holdings Bhd	4,590,600	5,563,481
Genting Plantations Bhd	1,034,600	3,302,055
IOI Corp. Bhd	14,749,630	22,367,776

Security	Shares	Value
Kuala Lumpur Kepong Bhd	2,443,600	$17,086,594
PPB Group Bhd	2,413,566	11,317,419

		59,637,325
GAS UTILITIES — 2.78%
Petronas Gas Bhd	3,022,200	21,861,091

		21,861,091
HEALTH CARE PROVIDERS & SERVICES — 2.31%
IHH Healthcare Bhd	11,741,100	18,177,845

		18,177,845
HOTELS, RESTAURANTS & LEISURE — 7.23%
Berjaya Sports Toto Bhd	3,050,076	3,638,416
Genting Bhd	10,407,100	31,630,716
Genting Malaysia Bhd	15,097,800	21,602,499

		56,871,631
INDUSTRIAL CONGLOMERATES — 5.59%
MMC Corp. Bhd	3,662,400	2,869,965
Sime Darby Bhd	13,683,825	41,068,840

		43,938,805
MARINE — 1.37%
MISC Bhd	4,955,320	10,816,181

		10,816,181
MEDIA — 0.82%
Astro Malaysia Holdings Bhd	6,182,300	6,433,358

		6,433,358
MULTI-UTILITIES — 1.71%
YTL Corp. Bhd	21,883,512	11,247,237
YTL Power International Bhd[a]	4,592,300	2,170,852

		13,418,089
OIL, GAS & CONSUMABLE FUELS — 1.03%
Petronas Dagangan Bhd	1,264,700	8,064,870

		8,064,870
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.09%
IOI Properties Group Bhd[a]	5,700,765	4,449,201
UEM Sunrise Bhd	6,808,600	4,147,371

		8,596,572
TOBACCO — 1.90%
British American Tobacco (Malaysia) Bhd	654,100	14,941,371

		14,941,371
TRANSPORTATION INFRASTRUCTURE — 0.89%
Malaysia Airports Holdings Bhd	2,879,600	7,034,556

		7,034,556

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MALAYSIA ETF

August 31, 2014

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 10.41%
Axiata Group Bhd	12,920,500	$28,407,064
DiGi.Com Bhd	17,800,700	32,359,775
Maxis Bhd	10,168,100	21,129,776

		81,896,615

TOTAL COMMON STOCKS
(Cost: $329,295,748)		783,496,888

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	49,820	49,820

		49,820

TOTAL SHORT-TERM INVESTMENTS
(Cost: $49,820)		49,820

TOTAL INVESTMENTS IN SECURITIES — 99.63%
(Cost: $329,345,568)		783,546,708
Other Assets, Less Liabilities — 0.37%		2,914,191

NET ASSETS — 100.00%		$786,460,899

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI PACIFIC EX JAPAN ETF

August 31, 2014

Security	Shares	Value
COMMON STOCKS — 99.05%

AUSTRALIA — 63.24%
AGL Energy Ltd.	1,134,068	$14,955,778
AGL Energy Ltd. New[a]	226,814	2,991,161
ALS Ltd.[a]	799,588	5,564,037
Alumina Ltd.[b]	5,023,528	7,282,682
Amcor Ltd.	2,436,054	26,019,792
AMP Ltd.	6,022,900	33,123,314
APA Group	1,710,820	12,401,003
Asciano Ltd.	1,967,556	11,556,799
ASX Ltd.	409,964	14,375,136
Aurizon Holdings Ltd.	4,344,398	19,382,009
AusNet Services	3,623,684	4,795,761
Australia and New Zealand Banking Group Ltd.	4,848,378	151,594,570
Bank of Queensland Ltd.	796,424	9,370,781
Bendigo and Adelaide Bank Ltd.	964,342	11,229,262
BGP Holdings PLC[b,c]	27,004,595	356
BHP Billiton Ltd.	6,398,060	219,437,081
Boral Ltd.	1,571,378	8,098,099
Brambles Ltd.	3,161,514	28,091,150
Caltex Australia Ltd.	269,844	7,190,449
CFS Retail Property Trust Group	4,320,668	8,688,407
Coca-Cola Amatil Ltd.	1,164,352	9,801,163
Cochlear Ltd.	114,356	7,759,740
Commonwealth Bank of Australia	3,235,868	246,115,500
Computershare Ltd.	968,184	11,156,280
Crown Resorts Ltd.	741,506	10,957,779
CSL Ltd.	958,918	66,252,210
Dexus Property Group	11,188,130	12,609,427
Federation Centres	2,913,818	7,249,280
Flight Centre Travel Group Ltd.	110,740	4,857,672
Fortescue Metals Group Ltd.	3,150,440	12,287,345
Goodman Group	3,519,724	18,369,342
GPT Group (The)	3,411,470	12,731,080
Harvey Norman Holdings Ltd.	1,101,976	3,658,906
Iluka Resources Ltd.	837,330	6,970,075
Incitec Pivot Ltd.	3,296,210	9,557,127
Insurance Australia Group Ltd.	4,809,732	29,105,560
James Hardie Industries SE	891,796	10,684,777
Leighton Holdings Ltd.	204,530	4,292,701
Lend Lease Group	1,109,660	14,841,465
Macquarie Group Ltd.	587,148	32,015,990
Metcash Ltd.	1,796,022	4,720,291
Mirvac Group	7,555,406	12,967,154

Security	Shares	Value
National Australia Bank Ltd.	4,794,364	$157,842,687
Newcrest Mining Ltd.[b]	1,520,076	16,093,945
Orica Ltd.	747,382	14,330,036
Origin Energy Ltd.	2,223,840	32,301,731
Qantas Airways Ltd.[b]	2,222,710	3,055,983
QBE Insurance Group Ltd.	2,518,318	27,134,002
Ramsay Health Care Ltd.	265,324	12,894,262
REA Group Ltd.	105,316	4,720,217
Rio Tinto Ltd.	876,428	51,339,242
Santos Ltd.	1,957,838	27,156,181
Scentre Group[b]	10,820,428	34,712,777
Seek Ltd.	648,620	10,598,247
Sonic Healthcare Ltd.	773,824	12,759,842
Stockland Corp. Ltd.	4,716,394	18,747,778
Suncorp Group Ltd.	2,634,256	35,552,906
Sydney Airport	2,253,220	9,335,941
Tabcorp Holdings Ltd.	1,559,626	5,236,797
Tatts Group Ltd.	2,895,964	8,992,533
Telstra Corp. Ltd.	8,876,376	46,159,520
Toll Holdings Ltd.	1,402,782	7,832,769
TPG Telecom Ltd.	553,926	3,124,064
Transurban Group	3,592,496	27,082,087
Treasury Wine Estates Ltd.	1,288,200	6,156,799
Wesfarmers Ltd.	2,305,200	93,378,650
Westfield Corp.	4,017,376	28,631,774
Westpac Banking Corp.	6,247,770	204,757,552
Woodside Petroleum Ltd.	1,474,424	58,884,510
Woolworths Ltd.	2,530,070	85,568,074
WorleyParsons Ltd.	414,710	6,376,717

		2,195,866,114
HONG KONG — 23.28%
AIA Group Ltd.	24,091,614	131,491,039
ASM Pacific Technology Ltd.[a]	474,600	4,938,806
Bank of East Asia Ltd. (The)	2,621,720	11,163,237
BOC Hong Kong (Holdings) Ltd.[a]	7,571,000	25,447,837
Cathay Pacific Airways Ltd.	2,260,000	4,199,145
Cheung Kong (Holdings) Ltd.	2,712,000	49,444,927
Cheung Kong Infrastructure Holdings Ltd.	1,130,208	8,159,215
CLP Holdings Ltd.	3,729,000	31,563,570
First Pacific Co. Ltd.	4,972,500	5,793,652
Galaxy Entertainment Group Ltd.[a]	4,746,000	35,762,714
Hang Lung Properties Ltd.	4,520,736	14,932,723
Hang Seng Bank Ltd.	1,582,000	26,719,973

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX JAPAN ETF

August 31, 2014

Security	Shares	Value
Henderson Land Development Co. Ltd.	1,828,687	$12,116,292
HKT Trust and HKT Ltd.[a]	5,198,338	6,157,396
Hong Kong and China Gas Co. Ltd. (The)	12,430,746	28,197,198
Hong Kong Exchanges and Clearing Ltd.	2,192,200	50,377,195
Hutchison Whampoa Ltd.	4,294,000	55,848,622
Hysan Development Co. Ltd.[a]	1,356,830	6,652,715
Kerry Properties Ltd.	1,356,000	5,038,973
Li & Fung Ltd.	11,753,200	14,588,851
Link REIT (The)	4,520,086	26,828,378
MGM China Holdings Ltd.	1,898,400	6,282,970
MTR Corp. Ltd.	2,938,286	11,658,135
New World Development Co. Ltd.	10,396,921	13,146,820
NWS Holdings Ltd.	2,938,000	5,549,869
PCCW Ltd.	7,458,867	4,744,710
Power Assets Holdings Ltd.	2,748,000	25,032,909
Sands China Ltd.	4,791,200	31,219,473
Shangri-La Asia Ltd.	2,713,000	4,200,693
Sino Land Co. Ltd.	5,876,800	10,388,465
SJM Holdings Ltd.	3,616,000	9,098,147
Sun Hung Kai Properties Ltd.	3,164,000	48,010,219
Swire Pacific Ltd. Class A	1,243,000	16,728,050
Swire Properties Ltd.	2,350,400	7,885,060
Techtronic Industries Co. Ltd.	2,712,207	8,276,446
Wharf (Holdings) Ltd. (The)	3,164,600	24,744,651
Wheelock and Co. Ltd.	1,808,000	9,471,404
Wynn Macau Ltd.[a]	3,073,600	11,778,600
Yue Yuen Industrial (Holdings) Ltd.	1,469,000	4,558,551

		808,197,630
NEW ZEALAND — 1.06%
Auckland International Airport Ltd.	1,954,222	6,003,679
Contact Energy Ltd.	770,660	3,580,414
Fletcher Building Ltd.	1,395,324	10,745,840
Ryman Healthcare Ltd.	736,986	4,972,465
Spark New Zealand Ltd.	3,645,832	8,957,406
Xero Ltd.[a,b]	126,786	2,674,542

		36,934,346
SINGAPORE — 11.47%
Ascendas REIT	4,068,813	7,661,934
CapitaCommercial Trust	4,068,000	5,541,568

Security	Shares	Value
CapitaLand Ltd.	5,198,000	$13,828,567
CapitaMall Trust Management Ltd.	4,746,000	7,606,074
City Developments Ltd.	904,000	7,265,612
ComfortDelGro Corp. Ltd.	3,842,000	7,727,409
DBS Group Holdings Ltd.	3,390,000	48,678,873
Genting Singapore PLC	12,204,400	11,931,061
Global Logistic Properties Ltd.	6,102,000	13,935,414
Golden Agri-Resources Ltd.	14,012,987	5,726,690
Hutchison Port Holdings Trust	11,300,000	8,136,000
Jardine Cycle & Carriage Ltd.	226,000	8,160,231
Keppel Corp. Ltd.	2,938,200	25,663,192
Keppel Land Ltd.	1,356,000	3,770,440
Noble Group Ltd.	8,588,708	9,359,864
Olam International Ltd.[a]	904,549	1,920,794
Oversea-Chinese Banking Corp. Ltd.	5,198,600	41,657,118
SembCorp Industries Ltd.	2,034,240	8,345,934
SembCorp Marine Ltd.[a]	1,582,200	5,020,643
Singapore Airlines Ltd.	1,130,800	9,151,873
Singapore Exchange Ltd.	1,582,000	9,228,703
Singapore Press Holdings Ltd.[a]	3,087,517	10,267,395
Singapore Technologies Engineering Ltd.	3,164,000	9,279,410
Singapore Telecommunications Ltd.	16,046,328	50,018,203
StarHub Ltd.	1,130,000	3,757,763
United Overseas Bank Ltd.[a]	2,539,000	46,651,925
UOL Group Ltd.	904,000	4,599,864
Wilmar International Ltd.	3,842,000	9,728,531
Yangzijiang Shipbuilding	3,842,000	3,586,626

		398,207,711

TOTAL COMMON STOCKS
(Cost: $2,996,489,764)		3,439,205,801

RIGHTS — 0.04%

SINGAPORE — 0.04%
Oversea-Chinese Banking Corp. Ltd.[b]	649,825	1,223,678

		1,223,678

TOTAL RIGHTS
(Cost: $0)		1,223,678

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX JAPAN ETF

August 31, 2014

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.08%

MONEY MARKET FUNDS — 1.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	34,859,363	$34,859,363
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	2,194,493	2,194,493
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	367,813	367,813

		37,421,669

TOTAL SHORT-TERM INVESTMENTS
(Cost: $37,421,669)		37,421,669

TOTAL INVESTMENTS IN SECURITIES — 100.17%
(Cost: $3,033,911,433)		3,477,851,148
Other Assets, Less Liabilities — (0.17)%		(5,802,828)

NET ASSETS — 100.00%		$3,472,048,320

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SINGAPORE ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 97.46%

AEROSPACE & DEFENSE — 2.10%
Singapore Technologies Engineering Ltd.	7,050,000	$20,676,309

		20,676,309
AIRLINES — 2.32%
Singapore Airlines Ltd.	2,820,467	22,826,809

		22,826,809
COMMERCIAL BANKS — 33.96%
DBS Group Holdings Ltd.	8,460,500	121,488,970
Oversea-Chinese Banking Corp. Ltd.	12,690,000	101,686,766
United Overseas Bank Ltd.[a]	6,048,000	111,126,760

		334,302,496
DISTRIBUTORS — 2.59%
Jardine Cycle & Carriage Ltd.	705,000	25,455,587

		25,455,587
DIVERSIFIED FINANCIAL SERVICES — 2.51%
Singapore Exchange Ltd.	4,230,000	24,675,989

		24,675,989
DIVERSIFIED TELECOMMUNICATION SERVICES — 12.28%
Singapore Telecommunications Ltd.	38,775,568	120,867,791

		120,867,791
FOOD & STAPLES RETAILING — 0.46%
Olam International Ltd.	2,115,941	4,493,164

		4,493,164
FOOD PRODUCTS — 3.76%
Golden Agri-Resources Ltd.	33,840,628	13,829,657
Wilmar International Ltd.	9,165,000	23,207,180

		37,036,837
HOTELS, RESTAURANTS & LEISURE — 2.94%
Genting Singapore PLC	29,610,400	28,947,224

		28,947,224
INDUSTRIAL CONGLOMERATES — 6.70%
Keppel Corp. Ltd.	5,236,100	45,733,795
SembCorp Industries Ltd.	4,935,000	20,246,965

		65,980,760
MACHINERY — 2.23%
SembCorp Marine Ltd.[a]	4,230,000	13,422,653
Yangzijiang Shipbuilding	9,165,000	8,555,812

		21,978,465

Security	Shares	Value

MEDIA — 2.79%
Singapore Press Holdings Ltd.[a]	8,266,000	$27,488,201

		27,488,201
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.09%
Ascendas REIT	9,870,335	18,586,712
CapitaCommercial Trust	9,870,000	13,445,250
CapitaMall Trust Management Ltd.	11,280,800	18,078,930

		50,110,892
REAL ESTATE MANAGEMENT & DEVELOPMENT — 10.49%
CapitaLand Ltd.	11,985,000	31,884,451
City Developments Ltd.	2,115,000	16,998,638
Global Logistic Properties Ltd.	14,805,000	33,810,850
Keppel Land Ltd.	3,525,000	9,801,474
UOL Group Ltd.	2,115,000	10,761,849

		103,257,262
ROAD & RAIL — 2.02%
ComfortDelGro Corp. Ltd.	9,870,000	19,851,516

		19,851,516
TRADING COMPANIES & DISTRIBUTORS — 2.26%
Noble Group Ltd.	20,445,999	22,281,789

		22,281,789
TRANSPORTATION INFRASTRUCTURE — 2.01%
Hutchison Port Holdings Trust[a]	27,495,000	19,796,400

		19,796,400
WIRELESS TELECOMMUNICATION SERVICES — 0.95%
StarHub Ltd.	2,820,000	9,377,779

		9,377,779

TOTAL COMMON STOCKS
(Cost: $898,358,449)		959,405,270

RIGHTS — 0.30%

COMMERCIAL BANKS — 0.30%
Oversea-Chinese Banking Corp. Ltd.[b]	1,586,250	2,987,049

		2,987,049

TOTAL RIGHTS
(Cost: $0)		2,987,049

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE ETF

August 31, 2014

Security	Shares	Value

SHORT-TERM INVESTMENTS — 4.50%

MONEY MARKET FUNDS — 4.50%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	41,437,301	$41,437,301
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	2,608,592	2,608,592
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	243,417	243,417

		44,289,310

TOTAL SHORT-TERM INVESTMENTS
(Cost: $44,289,310)		44,289,310

TOTAL INVESTMENTS IN SECURITIES — 102.26%
(Cost: $942,647,759)		1,006,681,629
Other Assets, Less Liabilities — (2.26)%		(22,226,687)

NET ASSETS — 100.00%		$984,454,942

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of August 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
195	MSCI Singapore Index (Sept. 2014)	Singapore	$11,794,223	$(42,726)

See notes to financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2014

Security	Shares	Value
COMMON STOCKS — 95.62%

AEROSPACE & DEFENSE — 0.26%
Korea Aerospace Industries Ltd.[a]	356,199	$12,629,177

		12,629,177
AIR FREIGHT & LOGISTICS — 0.62%
Hyundai Glovis Co. Ltd.	102,156	30,477,035

		30,477,035
AIRLINES — 0.18%
Korean Air Lines Co. Ltd.[b]	248,318	8,926,664

		8,926,664
AUTO COMPONENTS — 4.56%
Halla Visteon Climate Control Corp.[a]	299,372	15,914,149
Hankook Tire Co. Ltd.	579,478	30,061,189
Hyundai Mobis Co. Ltd.	519,740	150,701,277
Hyundai Wia Corp.	120,498	26,501,360

		223,177,975
AUTOMOBILES — 7.98%
Hyundai Motor Co.	1,169,911	268,838,959
Kia Motors Corp.	2,012,575	121,475,014

		390,313,973
BEVERAGES — 0.12%
Hite Jinro Co. Ltd.[a]	251,255	5,724,139

		5,724,139
BUILDING PRODUCTS — 0.51%
KCC Corp.	37,101	24,991,354

		24,991,354
CAPITAL MARKETS — 1.58%
Daewoo Securities Co. Ltd.[b]	1,465,020	17,049,397
Korea Investment Holdings Co. Ltd.	320,115	16,069,681
Mirae Asset Securities Co. Ltd.	194,795	9,307,972
Samsung Securities Co. Ltd.	479,909	23,452,331
Woori Investment & Securities Co. Ltd.[a]	995,682	11,636,502

		77,515,883
CHEMICALS — 3.71%
Hanwha Chemical Corp.	854,506	13,821,094
Hanwha Corp.	372,448	11,111,546
Hyosung Corp.	184,469	14,263,395
Kumho Petro Chemical Co. Ltd.[a]	114,066	9,145,979
LG Chem Ltd.	354,870	94,321,678

Security	Shares	Value
Lotte Chemical Corp.	122,144	$19,695,788
OCI Co. Ltd.[a,b]	132,214	18,972,471

		181,331,951
COMMERCIAL BANKS — 9.64%
BS Financial Group Inc.	1,503,845	24,917,004
DGB Financial Group Inc.	1,081,250	18,874,821
Hana Financial Group Inc.	2,176,304	91,327,714
Industrial Bank of Korea	1,694,075	29,405,513
KB Financial Group Inc.	2,797,872	114,652,184
Shinhan Financial Group Co. Ltd.	3,085,623	159,766,465
Woori Finance Holdings Co. Ltd.[b]	2,410,192	32,684,195

		471,627,896
COMMERCIAL SERVICES & SUPPLIES — 0.23%
S1 Corp.	154,928	11,306,940

		11,306,940
CONSTRUCTION & ENGINEERING — 2.48%
Daelim Industrial Co. Ltd.	220,106	18,972,597
Daewoo Engineering & Construction Co. Ltd.[a,b]	894,892	7,519,582
Doosan Heavy Industries & Construction Co. Ltd.	445,526	12,676,587
GS Engineering & Construction Corp.[a,b]	392,990	14,282,441
Hyundai Development Co. Engineering & Construction	448,115	18,208,332
Hyundai Engineering & Construction Co. Ltd.	560,893	35,347,958
Samsung Engineering Co. Ltd.[a,b]	226,144	14,251,789

		121,259,286
CONSUMER FINANCE — 0.28%
Samsung Card Co. Ltd.	287,381	13,817,076

		13,817,076
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.73%
KT Corp.	499,179	17,230,894
LG Uplus Corp.	1,707,013	18,434,629

		35,665,523
ELECTRIC UTILITIES — 1.67%
Korea Electric Power Corp.	1,961,851	81,651,080

		81,651,080

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2014

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.37%
LS Corp.	147,269	$10,167,000
LS Industrial Systems Co. Ltd.	127,169	7,851,255

		18,018,255
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.35%
LG Display Co. Ltd.[b]	1,788,281	61,816,903
LG Innotek Co. Ltd.[b]	102,371	13,579,466
Samsung Electro-Mechanics Co. Ltd.[a]	467,142	25,293,255
Samsung SDI Co. Ltd.	421,687	63,006,638

		163,696,262
FOOD & STAPLES RETAILING — 0.80%
E-Mart Co. Ltd.	162,440	39,090,054

		39,090,054
FOOD PRODUCTS — 1.22%
CJ CheilJedang Corp.	62,105	23,152,710
Lotte Confectionery Co. Ltd.	5,777	12,363,618
ORION Corp.[a]	28,111	24,203,267

		59,719,595
GAS UTILITIES — 0.26%
Korea Gas Corp.[b]	226,908	12,621,541

		12,621,541
HOTELS, RESTAURANTS & LEISURE — 1.46%
Hotel Shilla Co. Ltd.[a]	251,295	29,492,682
Kangwon Land Inc.	886,108	31,504,703
Paradise Co. Ltd.[a]	274,154	10,626,019

		71,623,404
HOUSEHOLD DURABLES — 1.96%
Coway Co. Ltd.	417,359	35,028,602
LG Electronics Inc.[a]	817,890	60,981,788

		96,010,390
HOUSEHOLD PRODUCTS — 0.75%
LG Household & Health Care Ltd.	72,634	36,748,599

		36,748,599
INDUSTRIAL CONGLOMERATES — 2.53%
CJ Corp.	114,998	20,301,437
Doosan Corp.	64,421	7,655,930
LG Corp.	732,382	51,211,484
Samsung Techwin Co. Ltd.	301,529	12,683,280
SK Holdings Co. Ltd.	201,644	31,918,597

		123,770,728

Security	Shares	Value
INSURANCE — 3.42%
Dongbu Insurance Co. Ltd.	337,344	$20,361,411
Hanwha Life Insurance Co. Ltd.	1,822,070	12,507,133
Hyundai Marine & Fire Insurance Co. Ltd.	515,770	15,845,195
Samsung Fire & Marine Insurance Co. Ltd.	254,868	69,752,818
Samsung Life Insurance Co. Ltd.	465,665	48,911,014

		167,377,571
INTERNET SOFTWARE & SERVICES — 3.30%
NAVER Corp.	212,981	161,319,008

		161,319,008
IT SERVICES — 0.67%
SK C&C Co. Ltd.	155,532	32,595,838

		32,595,838
MACHINERY — 2.53%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a]	795,764	19,502,673
Doosan Infracore Co. Ltd.[a,b]	1,099,778	12,853,069
Hyundai Heavy Industries Co. Ltd.	323,763	45,980,445
Hyundai Mipo Dockyard Co. Ltd.[a]	91,614	11,655,610
Samsung Heavy Industries Co. Ltd.	1,254,548	33,716,094

		123,707,891
MARINE — 0.14%
Hyundai Merchant Marine Co. Ltd.[a,b]	581,867	7,058,498

		7,058,498
MEDIA — 0.30%
Cheil Worldwide Inc.[a,b]	647,727	14,660,816

		14,660,816
METALS & MINING — 4.74%
Hyundai Steel Co.	541,411	40,420,940
Korea Zinc Co. Ltd.	66,292	27,492,269
POSCO	496,990	163,710,893

		231,624,102
MULTILINE RETAIL — 1.23%
Hyundai Department Store Co. Ltd.	120,976	18,910,889
Lotte Shopping Co. Ltd.	86,652	28,372,665

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2014

Security	Shares	Value
Shinsegae Co. Ltd.	56,191	$12,912,376

		60,195,930
OIL, GAS & CONSUMABLE FUELS — 1.58%
GS Holdings Corp.	408,126	17,328,097
S-Oil Corp.[a]	359,290	16,601,151
SK Innovation Co. Ltd.	464,737	43,130,087

		77,059,335
PERSONAL PRODUCTS — 1.52%
AmorePacific Corp.	24,749	51,501,938
AmorePacific Group	21,944	22,897,334

		74,399,272
PHARMACEUTICALS — 0.64%
Celltrion Inc.[a,b]	491,729	20,198,740
Yuhan Corp.	65,099	11,107,182

		31,305,922
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 24.01%
Samsung Electronics Co. Ltd.	808,240	983,646,294
SK Hynix Inc.[b]	4,264,964	190,965,398

		1,174,611,692
SOFTWARE — 0.36%
NCsoft Corp.[a]	121,952	17,439,755

		17,439,755
TOBACCO — 1.61%
KT&G Corp.	839,369	78,560,203

		78,560,203
TRADING COMPANIES & DISTRIBUTORS — 1.90%
Daewoo International Corp.[a]	368,411	13,534,503
Samsung C&T Corp.	956,670	70,385,702
SK Networks Co. Ltd.[b]	932,586	9,041,196

		92,961,401
WIRELESS TELECOMMUNICATION SERVICES — 0.42%
SK Telecom Co. Ltd.	77,125	20,765,447

		20,765,447

TOTAL COMMON STOCKS
(Cost: $2,607,754,743)		4,677,357,461

PREFERRED STOCKS — 4.19%

AUTOMOBILES — 1.48%
Hyundai Motor Co. Ltd.	186,445	27,581,982
Hyundai Motor Co. Ltd. Series 2	290,430	44,970,176

		72,552,158

Security	Shares	Value
CHEMICALS — 0.22%
LG Chem Ltd.	62,319	$10,847,974

		10,847,974
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.49%
Samsung Electronics Co. Ltd.	120,950	121,671,680

		121,671,680

TOTAL PREFERRED STOCKS
(Cost: $142,816,435)		205,071,812

SHORT-TERM INVESTMENTS — 3.46%

MONEY MARKET FUNDS — 3.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	159,044,523	159,044,523
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	10,012,289	10,012,289

		169,056,812

TOTAL SHORT-TERM INVESTMENTS
(Cost: $169,056,812)		169,056,812

TOTAL INVESTMENTS IN SECURITIES — 103.27%
(Cost: $2,919,627,990)		5,051,486,085
Other Assets, Less Liabilities — (3.27)%		(159,867,178)

NET ASSETS — 100.00%		$4,891,618,907

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® MSCI TAIWAN ETF

August 31, 2014

Security	Shares	Value
COMMON STOCKS — 98.80%

AIRLINES — 0.34%
China Airlines Ltd.[a]	17,059,761	$5,707,419
EVA Airways Corp.[a]	11,033,212	5,536,815

		11,244,234
AUTO COMPONENTS — 0.70%
Cheng Shin Rubber Industry Co. Ltd.	10,030,670	23,155,057

		23,155,057
AUTOMOBILES — 0.36%
China Motor Co. Ltd.	4,012,000	3,838,785
Yulon Motor Co. Ltd.[b]	5,015,362	8,053,976

		11,892,761
BUILDING PRODUCTS — 0.16%
Taiwan Glass Industry Corp.[b]	6,018,693	5,195,038

		5,195,038
CAPITAL MARKETS — 0.91%
Yuanta Financial Holding Co. Ltd.	55,516,164	29,902,820

		29,902,820
CHEMICALS — 6.29%
Formosa Chemicals & Fibre Corp.	20,786,610	51,739,642
Formosa Plastics Corp.[b]	26,815,518	69,527,196
Nan Ya Plastics Corp.	30,090,938	70,972,755
Taiwan Fertilizer Co. Ltd.[b]	5,015,000	9,513,073
TSRC Corp.	4,012,556	5,618,021

		207,370,687
COMMERCIAL BANKS — 9.85%
Chang Hwa Commercial Bank Ltd.	30,691,531	19,098,458
China Development Financial Holding Corp.[b]	88,264,508	29,824,577
CTBC Financial Holding Co. Ltd.	86,258,193	62,766,287
E.Sun Financial Holding Co. Ltd.	40,120,463	26,375,173
First Financial Holding Co. Ltd.	48,294,524	29,890,724
Hua Nan Financial Holdings Co. Ltd.	39,257,928	24,363,412
Mega Financial Holding Co. Ltd.	64,192,271	55,407,591
SinoPac Financial Holdings Co. Ltd.	46,613,665	21,286,915

Security	Shares	Value
Taishin Financial Holdings Co. Ltd.	52,925,676	$26,913,912
Taiwan Business Bank Ltd.[a]	25,075,770	7,852,301
Taiwan Cooperative Financial Holding Co. Ltd.	37,912,971	21,182,202

		324,961,552
COMPUTERS & PERIPHERALS — 9.55%
Acer Inc.[a,b]	17,051,841	14,119,304
Advantech Co. Ltd.	1,947,771	18,278,375
ASUSTeK Computer Inc.	4,495,857	47,078,612
Catcher Technology Co. Ltd.[b]	4,012,743	40,677,176
Chicony Electronics Co. Ltd.	3,024,624	9,916,634
Clevo Co.	3,009,991	5,689,584
Compal Electronics Inc.	27,081,554	24,100,277
Foxconn Technology Co. Ltd.	6,018,724	15,101,932
HTC Corp.[b]	4,012,884	18,459,763
Inventec Corp.[b]	15,045,868	11,829,106
Lite-On Technology Corp.	13,664,565	22,651,986
Pegatron Corp.[b]	10,030,037	21,274,463
Quanta Computer Inc.	17,051,240	48,146,557
Wistron Corp.[b]	15,045,113	17,616,934

		314,940,703
CONSTRUCTION & ENGINEERING — 0.22%
CTCI Corp.	4,012,000	7,180,944

		7,180,944
CONSTRUCTION MATERIALS — 1.60%
Asia Cement Corp.[b]	14,064,136	19,291,400
Taiwan Cement Corp.	21,063,504	33,472,723

		52,764,123
DIVERSIFIED FINANCIAL SERVICES — 2.63%
Chailease Holding Co. Ltd.[b]	6,018,940	16,270,399
Fubon Financial Holding Co. Ltd.	43,129,515	70,414,357

		86,684,756
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.50%
Asia Pacific Telecom Co. Ltd.[b]	12,036,000	7,771,526
Chunghwa Telecom Co. Ltd.	24,067,648	74,802,513

		82,574,039
ELECTRICAL EQUIPMENT — 0.70%
Teco Electric and Machinery Co. Ltd.[b]	12,036,092	15,140,498
Walsin Lihwa Corp.[a]	22,066,069	7,899,063
Ya Hsin Industrial Co. Ltd.[a,c]	6,845,461	2

		23,039,563

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN ETF

August 31, 2014

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 15.81%
AU Optronics Corp.[b]	56,168,830	$27,905,426
Delta Electronics Inc.	11,713,180	82,292,628
Hon Hai Precision Industry Co. Ltd.	80,240,194	273,816,088
Innolux Corp.[b]	50,148,873	25,501,844
Largan Precision Co. Ltd.	645,794	53,473,182
Pacific Electric Wire & Cable Co. Ltd.[a,c]	197	—
Simplo Technology Co. Ltd.	1,896,835	10,661,189
Synnex Technology International Corp.[b]	8,024,538	12,241,981
TPK Holding Co. Ltd.[b]	1,491,466	10,129,225
Unimicron Technology Corp.[b]	8,552,794	7,224,973
WPG Holdings Co. Ltd.	9,027,744	11,763,959
Zhen Ding Technology Holding Ltd.[b]	2,006,072	6,630,867

		521,641,362
FOOD & STAPLES RETAILING — 0.84%
President Chain Store Corp.	3,652,215	27,675,238

		27,675,238
FOOD PRODUCTS — 1.84%
Standard Foods Corp.[b]	2,186,859	5,618,868
Uni-President Enterprises Co.	30,090,528	55,066,054

		60,684,922
HOTELS, RESTAURANTS & LEISURE — 0.08%
Formosa International Hotels Corp.	237,184	2,666,192

		2,666,192
INDUSTRIAL CONGLOMERATES — 0.66%
Far Eastern New Century Corp.	20,461,239	21,939,503

		21,939,503
INSURANCE — 3.71%
Cathay Financial Holding Co. Ltd.	52,558,483	89,676,741
China Life Insurance Co. Ltd.	18,054,253	16,761,363
Shin Kong Financial Holding Co. Ltd.[b]	49,147,898	16,031,582

		122,469,686
LEISURE EQUIPMENT & PRODUCTS — 0.79%
Giant Manufacturing Co. Ltd.	1,947,590	16,191,636
Merida Industry Co. Ltd.	1,326,100	9,760,359

		25,951,995
MACHINERY — 0.37%
Hiwin Technologies Corp.[b]	1,248,246	12,194,103

		12,194,103

Security	Shares	Value
MARINE — 0.48%
Evergreen Marine Corp. Ltd.[a]	11,033,766	$6,736,797
U-Ming Marine Transport Corp.	3,009,800	4,954,154
Yang Ming Marine Transport Corp.[a]	9,027,635	4,062,217

		15,753,168
METALS & MINING — 2.01%
China Steel Corp.[b]	76,729,977	66,229,518

		66,229,518
MULTILINE RETAIL — 0.19%
Far Eastern Department Stores Ltd.	6,138,456	6,181,480

		6,181,480
OIL, GAS & CONSUMABLE FUELS — 0.54%
Formosa Petrochemical Corp.[b]	7,021,950	17,736,646

		17,736,646
PHARMACEUTICALS — 0.06%
ScinoPharm Taiwan Ltd.[b]	1,043,828	2,130,226

		2,130,226
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.52%
Farglory Land Development Co. Ltd.	2,006,270	2,785,507
Highwealth Construction Corp.	4,012,300	7,114,364
Ruentex Development Co. Ltd.[b]	4,012,487	7,208,664

		17,108,535
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 31.58%
Advanced Semiconductor Engineering Inc.	40,120,448	49,998,718
Epistar Corp.[b]	5,015,047	10,905,741
Hermes Microvision Inc.[b]	252,000	10,833,542
Inotera Memories Inc.[a]	15,045,000	24,613,188
Kinsus Interconnect Technology Corp.	1,793,043	7,588,362
MediaTek Inc.	9,027,175	150,853,078
Novatek Microelectronics Corp. Ltd.	3,557,544	18,269,450
Phison Electronics Corp.	896,698	6,494,877
Powertech Technology Inc.[b]	4,012,036	7,610,526
Radiant Opto-Electronics Corp.[b]	2,904,583	12,535,461
Realtek Semiconductor Corp.[b]	2,893,063	10,549,970
Siliconware Precision Industries Co. Ltd.	19,057,214	27,797,947

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN ETF

August 31, 2014

Security	Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd.[b]	158,474,882	$657,429,129
Transcend Information Inc.	1,003,905	3,375,402
United Microelectronics Corp.[b]	78,234,501	35,727,102
Vanguard International Semiconductor Corp.	5,015,000	7,340,334

		1,041,922,827
SPECIALTY RETAIL — 0.68%
Hotai Motor Co. Ltd.	1,600,000	22,508,824

		22,508,824
TEXTILES, APPAREL & LUXURY GOODS — 1.12%
Eclat Textile Co. Ltd.	1,043,080	8,724,177
Formosa Taffeta Co. Ltd.[b]	5,015,515	5,327,532
Pou Chen Corp.	13,039,103	15,071,712
Ruentex Industries Ltd.	3,176,262	7,704,086

		36,827,507
WIRELESS TELECOMMUNICATION SERVICES — 1.71%
Far EasTone Telecommunications Co. Ltd.	10,030,259	21,375,604
Taiwan Mobile Co. Ltd.	11,033,609	35,178,500

		56,554,104

TOTAL COMMON STOCKS
(Cost: $1,729,095,690)		3,259,082,113

SHORT-TERM INVESTMENTS — 7.02%

MONEY MARKET FUNDS — 7.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	206,882,568	206,882,568
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	13,023,825	13,023,825
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	11,720,753	11,720,753

		231,627,146

TOTAL SHORT-TERM INVESTMENTS
(Cost: $231,627,146)		231,627,146

TOTAL INVESTMENTS IN SECURITIES — 105.82%
(Cost: $1,960,722,836)		3,490,709,259
Other Assets, Less Liabilities — (5.82)%		(192,045,450)

NET ASSETS — 100.00%		$3,298,663,809

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of August 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
925	MSCI Taiwan Index (Sept. 2014)	Singapore	$31,838,500	$279,225

See notes to financial statements.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2014

Security	Shares	Value
COMMON STOCKS — 99.49%

AIRLINES — 0.43%
Nok Airlines PCL NVDR	700,800	$351,058
Thai Airways International PCL NVDR[a]	4,378,166	2,083,536

		2,434,594
AUTO COMPONENTS — 0.54%
Somboon Advance Technology PCL NVDR	1,843,225	1,027,220
Sri Trang Agro-Industry PCL NVDR	4,679,571	2,065,809

		3,093,029
BUILDING PRODUCTS — 0.42%
Diamond Building Products PCL NVDR	1,746,700	341,793
Dynasty Ceramic PCL NVDR	1,129,000	2,058,994

		2,400,787
CAPITAL MARKETS — 0.06%
Asia Plus Securities PCL NVDR	3,195,100	372,128

		372,128
CHEMICALS — 3.68%
Indorama Ventures PCL NVDR	7,385,310	6,243,061
PTT Global Chemical PCL NVDR	6,932,607	13,457,158
Siam Gas and Petrochemicals PCL NVDR	2,923,100	1,327,018

		21,027,237
COMMERCIAL BANKS — 26.99%
Bangkok Bank PCL Foreign	1,739,200	11,162,680
Bangkok Bank PCL NVDR	2,264,600	14,534,847
Kasikornbank PCL Foreign	5,120,000	36,227,927
Kasikornbank PCL NVDR	2,873,200	20,240,138
Kiatnakin Bank PCL NVDR	2,299,573	3,023,859
Krung Thai Bank PCL NVDR	16,990,300	12,500,690
LH Financial Group PCL NVDR	34,107,561	1,815,368
Siam Commercial Bank PCL NVDR	7,450,400	43,620,063
Thanachart Capital PCL NVDR	3,594,700	3,939,089
TISCO Financial Group PCL NVDR	2,434,810	3,354,153
TMB Bank PCL NVDR	39,917,100	3,799,248

		154,218,062
CONSTRUCTION & ENGINEERING — 1.56%
CH. Karnchang PCL NVDR[b]	3,257,100	2,753,340

Security	Shares	Value
Italian-Thai Development PCL NVDR[a]	12,079,248	$2,004,384
Sino-Thai Engineering & Construction PCL NVDR	4,324,828	3,452,821
Sriracha Construction PCL NVDR	317,400	350,293
Toyo-Thai Corp. PCL NVDR[b]	353,000	334,322

		8,895,160
CONSTRUCTION MATERIALS — 4.44%
Siam Cement (The) PCL Foreign	1,252,300	17,251,471
Siam Cement (The) PCL NVDR[b]	429,300	5,913,964
TPI Polene PCL NVDR	4,285,100	2,186,823

		25,352,258
CONSUMER FINANCE — 0.11%
Krungthai Card PCL NVDR	291,100	649,370

		649,370
CONTAINERS & PACKAGING — 0.24%
Polyplex PCL NVDR[a]	3,581,550	1,356,818

		1,356,818
DISTRIBUTORS — 0.31%
Energy Earth PCL NVDR	7,525,300	1,401,864
Jaymart PCL NVDR	837,800	359,357

		1,761,221
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.97%
Jasmine International PCL NVDR[b]	18,965,868	3,800,299
Samart Telcoms PCL NVDR	694,400	413,074
Thaicom PCL NVDR	1,411,100	1,745,099
True Corp. PCL NVDR[a]	30,554,672	11,001,213

		16,959,685
ELECTRICAL EQUIPMENT — 0.10%
Gunkul Engineering PCL NVDR	914,266	558,177

		558,177
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.85%
Cal-Comp Electronics (Thailand) PCL NVDR	19,416,912	1,811,597
Delta Electronics (Thailand) PCL NVDR	2,838,644	5,776,827
Hana Microelectronics PCL NVDR	3,686,200	4,472,143
KCE Electronics PCL NVDR	483,800	586,952
Loxley PCL NVDR	2,783,805	381,749
Samart Corp. PCL NVDR	3,444,237	2,749,782

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2014

Security	Shares	Value
SVI PCL NVDR	3,767,615	$521,380

		16,300,430
FOOD & STAPLES RETAILING — 4.97%
CP All PCL NVDR	19,100,600	28,405,714

		28,405,714
FOOD PRODUCTS — 3.26%
Charoen Pokphand Foods PCL NVDR	13,090,700	12,090,659
GFPT PCL NVDR	4,579,400	2,595,089
Khon Kaen Sugar Industry PCL NVDR	4,162,500	1,798,450
Thai Vegetable Oil PCL NVDR	3,015,853	2,124,505

		18,608,703
HEALTH CARE PROVIDERS & SERVICES — 3.43%
Bangkok Chain Hospital PCL NVDR	6,740,425	2,099,788
Bangkok Dusit Medical Services PCL NVDR	12,908,100	7,880,649
Bumrungrad Hospital PCL NVDR	1,891,076	7,992,964
Chularat Hospital PCL NVDR	907,700	503,015
Vibhavadi Medical Center PCL NVDR	2,090,360	1,132,224

		19,608,640
HOTELS, RESTAURANTS & LEISURE — 2.04%
Central Plaza Hotel PCL NVDR	3,134,200	3,876,046
Erawan Group PCL (The) NVDR	2,702,800	399,412
Minor International PCL NVDR	6,376,900	7,037,749
MK Restaurants Group PCL NVDR[b]	195,900	374,136

		11,687,343
HOUSEHOLD PRODUCTS — 0.06%
DSG International Thailand PCL NVDR	1,360,980	355,798

		355,798
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.43%
CK Power PCL NVDR[a]	835,800	423,919
Glow Energy PCL NVDR	2,671,700	7,319,153
SPCG PCL NVDR	515,400	427,617

		8,170,689
INSURANCE — 0.07%
Thai Reinsurance PCL NVDR[a]	3,448,940	375,777

		375,777

Security	Shares	Value
INTERNET & CATALOG RETAIL — 0.08%
OfficeMate PCL NVDR	289,800	$453,663

		453,663
MACHINERY — 0.07%
BJC Heavy Industries PCL NVDR	311,400	380,232

		380,232
MARINE — 1.00%
Precious Shipping PCL NVDR[b]	2,608,100	2,225,132
Thoresen Thai Agencies PCL NVDR[a]	4,779,606	3,501,653

		5,726,785
MEDIA — 2.02%
BEC World PCL NVDR	4,875,900	7,251,260
Major Cineplex Group PCL NVDR	3,386,800	2,300,988
MCOT PCL NVDR	1,241,200	981,224
RS PCL NVDR	1,401,700	340,112
VGI Global Media PCL NVDR[b]	1,683,820	701,153

		11,574,737
METALS & MINING — 0.66%
G J Steel PCL NVDR[a]	526,252,700	988,577
STP & I PCL NVDR	3,441,200	2,327,174
Univentures PCL NVDR	1,312,800	439,792

		3,755,543
OIL, GAS & CONSUMABLE FUELS — 16.33%
Bangchak Petroleum PCL NVDR	2,406,600	2,580,653
Banpu PCL NVDR	5,845,400	5,902,134
Energy Absolute PCL NVDR	3,046,000	2,355,548
Esso (Thailand) PCL NVDR[a]	7,743,700	1,430,427
IRPC PCL NVDR	52,375,000	5,444,114
PTT Exploration & Production PCL NVDR	6,049,884	31,158,607
PTT PCL NVDR	3,765,400	37,842,623
Thai Oil PCL NVDR	4,058,300	6,575,361

		93,289,467
PHARMACEUTICALS — 0.06%
Mega Lifesciences PCL NVDR	573,900	353,971

		353,971
REAL ESTATE MANAGEMENT & DEVELOPMENT — 7.70%
Amata Corp. PCL NVDR	3,971,100	2,076,311
Ananda Development PCL NVDR	5,327,800	567,142
AP (Thailand) PCL NVDR	7,554,960	1,892,288
Asset Corp. PCL NVDR	12,366,037	1,486,712
Bangkok Land PCL NVDR	52,312,800	3,603,261

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2014

Security	Shares	Value
Central Pattana PCL NVDR	5,824,300	$8,798,449
Country Group Development PCL NVDR[a]	5,954,400	249,809
Golden Land Property Development PCL NVDR[a]	1,634,100	526,964
Hemaraj Land and Development PCL NVDR	27,961,800	3,764,425
LPN Development PCL NVDR	3,440,647	2,337,572
MBK PCL NVDR	729,200	369,851
Natural Park PCL NVDR[a]	212,525,300	399,233
Pruksa Real Estate PCL NVDR	4,210,980	4,548,491
Quality Houses PCL NVDR	26,032,141	3,618,745
Rojana Industrial Park PCL NVDR	1,599,900	405,735
Sansiri PCL NVDR	22,140,528	1,441,838
Siam Future Development PCL NVDR	6,364,173	1,315,076
Supalai PCL NVDR	4,015,000	3,268,316
Thai Factory Development PCL NVDR	1,732,300	349,823
Ticon Industrial Connection PCL NVDR	4,296,091	2,367,289
WHA Corp. PCL NVDR	529,803	605,442

		43,992,772
ROAD & RAIL — 1.10%
BTS Group Holdings PCL NVDR	20,784,300	6,279,539

		6,279,539
SOFTWARE — 0.07%
Mono Technology PCL NVDR	3,076,220	402,586

		402,586
SPECIALTY RETAIL — 1.16%
Home Product Center PCL NVDR	13,042,409	4,287,580
Siam Global House PCL NVDR[b]	5,036,104	2,333,573

		6,621,153
TEXTILES, APPAREL & LUXURY GOODS — 0.07%
MC Group PLC NVDR	664,400	397,309

		397,309
TRANSPORTATION INFRASTRUCTURE — 3.32%
Airports of Thailand PCL NVDR	1,884,800	13,985,523
Bangkok Aviation Fuel PCL NVDR	714,400	816,393
Bangkok Expressway PCL NVDR	2,450,900	2,992,646
Bangkok Metro PCL NVDR[a]	15,043,241	814,803
Namyong Terminal PCL NVDR	692,300	346,800

		18,956,165

Security	Shares	Value
WATER UTILITIES — 0.67%
Eastern Water Resources and Management PCL NVDR	988,700	$346,695
Thai Tap Water Supply PCL NVDR	8,898,166	3,482,375

		3,829,070
WIRELESS TELECOMMUNICATION SERVICES — 5.22%
Advanced Information Service PCL NVDR	4,562,219	29,852,967

		29,852,967

TOTAL COMMON STOCKS
(Cost: $592,868,917)		568,457,579

WARRANTS — 0.03%

CHEMICALS — 0.00%
Indorama Ventures PCL NVDR
(Expires 8/24/17)[a]	726,421	1
Indorama Ventures PCL NVDR
(Expires 8/24/18)[a]	558,785	—

		1
DISTRIBUTORS — 0.02%
Energy Earth PCL NVDR
(Expires 9/15/19)[a]	3,609,619	89,280

		89,280
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.00%
Loxley PCL NVDR
(Expires 4/21/16)[a]	50,876	—

		—
MARINE — 0.00%
Thoresen Thai Agencies PCL NVDR
(Expires 2/28/17)[a]	1	—

		—
METALS & MINING — 0.00%
G J Steel PCL NVDR
(Expires 02/07/20)[a]	30	—

		—
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.00%
Country Group Development PCL NVDR
(Expires 12/31/14)[a]	3,042,533	1

		1

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2014

Security	Shares	Value
SOFTWARE — 0.01%
Mono Technology PCL NVDR
(Expires 12/31/14)[a]	1,487,250	$78,227

		78,227

TOTAL WARRANTS
(Cost: $0)		167,509

SHORT-TERM INVESTMENTS — 0.96%

MONEY MARKET FUNDS — 0.96%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	3,695,220	3,695,220
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	232,624	232,624
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,586,183	1,586,183

		5,514,027

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,514,027)		5,514,027

TOTAL INVESTMENTS IN SECURITIES — 100.48%
(Cost: $598,382,944)		574,139,115
Other Assets, Less Liabilities — (0.48)%		(2,769,509)

NET ASSETS — 100.00%		$571,369,606

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2014

	iShares MSCI Australia ETF	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,870,287,468	$3,006,192,108	$153,180,710
Affiliated (Note 2)	343,395	40,809,111	6,421,605

Total cost of investments	$1,870,630,863	$3,047,001,219	$159,602,315

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,024,757,097	$3,202,754,847	$169,379,711
Affiliated (Note 2)	343,395	40,809,111	6,421,605

Total fair value of investments	2,025,100,492	3,243,563,958	175,801,316
Foreign currency, at value[b]	7,649,119	2,848,579	216,107
Foreign currency pledged to broker, at value[b]	149,148	1,633,264	—
Receivables:
Investment securities sold	9,240,472	—	—
Due from custodian (Note 4)	—	1,141,004	—
Dividends and interest	15,802,151	6,669,048	293,469
Futures variation margin	452,812	—	—

Total Assets	2,058,394,194	3,255,855,853	176,310,892

LIABILITIES
Payables:
Investment securities purchased	10,472,563	6,708,674	—
Collateral for securities on loan (Note 1)	—	26,443,665	6,405,640
Futures variation margin	—	276,020	—
Investment advisory fees (Note 2)	809,047	1,115,276	68,547

Total Liabilities	11,281,610	34,543,635	6,474,187

NET ASSETS	$2,047,112,584	$3,221,312,218	$169,836,705

Net assets consist of:
Paid-in capital	$2,107,981,108	$3,435,830,184	$159,482,654
Undistributed (distributions in excess of) net investment income	4,863,922	6,189,736	(1,026,401)
Accumulated net realized loss	(220,671,505)	(416,994,632)	(4,811,465)
Net unrealized appreciation	154,939,059	196,286,930	16,191,917

NET ASSETS	$2,047,112,584	$3,221,312,218	$169,836,705

Shares outstanding[c]	75,400,000	147,150,000	3,000,000

Net asset value per share	$27.15	$21.89	$56.61

[a]	Securities on loan with values of $ —, $24,861,103 and $6,083,697, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker, if any: $7,810,918, $4,481,749 and $220,226, respectively.
[c]	$0.001 par value, number of shares authorized: 627.8 million, 375 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF	iShares MSCI Singapore ETF

ASSETS
Investments, at cost:
Unaffiliated	$329,295,748	$2,996,489,764	$898,358,449
Affiliated (Note 2)	49,820	37,421,669	44,289,310

Total cost of investments	$329,345,568	$3,033,911,433	$942,647,759

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$783,496,888	$3,440,429,479	$962,392,319
Affiliated (Note 2)	49,820	37,421,669	44,289,310

Total fair value of investments	783,546,708	3,477,851,148	1,006,681,629
Foreign currency, at value[b]	1,571,715	13,156,479	16,613,426
Foreign currency pledged to broker, at value[b]	—	—	231,665
Receivables:
Investment securities sold	—	6,705,661	—
Dividends	1,658,147	21,447,451	5,417,281

Total Assets	786,776,570	3,519,160,739	1,028,944,001

LIABILITIES
Payables:
Investment securities purchased	—	8,639,407	—
Collateral for securities on loan (Note 1)	—	37,053,856	44,045,893
Futures variation margin	—	—	42,726
Investment advisory fees (Note 2)	315,671	1,419,156	400,440

Total Liabilities	315,671	47,112,419	44,489,059

NET ASSETS	$786,460,899	$3,472,048,320	$984,454,942

Net assets consist of:
Paid-in capital	$351,176,964	$3,513,558,498	$1,137,576,870
Undistributed (distributions in excess of) net investment income	3,466,057	12,734,661	(2,353,314)
Accumulated net realized loss	(22,393,512)	(498,220,760)	(214,768,671)
Net unrealized appreciation	454,211,390	443,975,921	64,000,057

NET ASSETS	$786,460,899	$3,472,048,320	$984,454,942

Shares outstanding[c]	48,750,000	67,800,000	70,500,000

Net asset value per share	$16.13	$51.21	$13.96

[a]	Securities on loan with values of $ —, $35,186,830 and $41,676,810, respectively. See Note 1.
[b]	Cost of foreign currency including currency at broker, if any: $1,566,113, $13,153,893 and $16,838,141, respectively.
[c]	$0.001 par value, number of shares authorized: 300 million, 1 billion and 300 million, respectively.

See notes to financial statements.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

	iShares MSCI South Korea Capped ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,750,571,178	$1,729,095,690	$592,868,917
Affiliated (Note 2)	169,056,812	231,627,146	5,514,027

Total cost of investments	$2,919,627,990	$1,960,722,836	$598,382,944

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,882,429,273	$3,259,082,113	$568,625,088
Affiliated (Note 2)	169,056,812	231,627,146	5,514,027

Total fair value of investments	5,051,486,085	3,490,709,259	574,139,115
Foreign currency, at value[b]	18,440,489	1,583,230	57,106
Cash	—	16,822,038	—
Cash pledged to broker	—	1,514,000	—
Receivables:
Investment securities sold	156,347,739	—	1,500,894
Due from custodian (Note 4)	—	—	2,531,224
Dividends and interest	254,336	25,553,957	1,908,435
Capital shares sold	3,321,553	3,290,615	—

Total Assets	5,229,850,202	3,539,473,099	580,136,774

LIABILITIES
Payables:
Investment securities purchased	162,547,060	16,823,483	4,552,886
Collateral for securities on loan (Note 1)	169,056,812	219,906,393	3,927,844
Futures variation margin	—	155,462	—
Due to custodian	4,183,953	—	—
Foreign taxes (Note 1)	3,061	2,256,529	—
Investment advisory fees (Note 2)	2,440,409	1,667,423	286,438

Total Liabilities	338,231,295	240,809,290	8,767,168

NET ASSETS	$4,891,618,907	$3,298,663,809	$571,369,606

Net assets consist of:
Paid-in capital	$3,729,265,323	$2,810,816,089	$618,707,105
Undistributed (distributions in excess of) net investment income	(61,970,456)	49,428,800	1,958,625
Accumulated net realized loss	(907,525,383)	(1,091,908,580)	(25,052,729)
Net unrealized appreciation (depreciation)	2,131,849,423	1,530,327,500	(24,243,395)

NET ASSETS	$4,891,618,907	$3,298,663,809	$571,369,606

Shares outstanding[c]	73,650,000	200,600,000	6,850,000

Net asset value per share	$66.42	$16.44	$83.41

[a]	Securities on loan with values of $161,526,885, $206,680,307 and $3,802,414, respectively. See Note 1.
[b]	Cost of foreign currency: $18,440,489, $1,583,171 and $57,114, respectively.
[c]	$0.001 par value, number of shares authorized: 200 million, 900 million and 200 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI Australia ETF	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$92,186,961	$81,049,175	$2,351,806
Interest — unaffiliated	5,898	—	—
Interest — affiliated (Note 2)	291	340	17
Securities lending income — affiliated (Note 2)	25,186	299,900	98,240

Total investment income	92,218,336	81,349,415	2,450,063

EXPENSES
Investment advisory fees (Note 2)	9,309,890	10,514,616	658,384

Total expenses	9,309,890	10,514,616	658,384

Net investment income	82,908,446	70,834,799	1,791,679

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(26,917,297)	(23,849,229)	(2,130,216)
In-kind redemptions — unaffiliated	60,506,338	86,926,510	3,947,204
Futures contracts	937,496	2,720,479	—
Foreign currency transactions	946,335	2,923	(21,169)

Net realized gain	35,472,872	65,800,683	1,795,819

Net change in unrealized appreciation/depreciation on:
Investments	210,230,385	219,009,218	15,642,272
Futures contracts	(253,562)	(169,042)	—
Translation of assets and liabilities in foreign currencies	449,558	(1,608)	(5,678)

Net change in unrealized appreciation/depreciation	210,426,381	218,838,568	15,636,594

Net realized and unrealized gain	245,899,253	284,639,251	17,432,413

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$328,807,699	$355,474,050	$19,224,092

[a]	Net of foreign withholding tax of $1,287,180, $ — and $242,756, respectively.

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF	iShares MSCI Singapore ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$31,709,421	$138,841,819	$35,847,080
Interest — affiliated (Note 2)	121	624	186
Securities lending income — affiliated (Note 2)	—	582,676	1,428,259

Total investment income	31,709,542	139,425,119	37,275,525

EXPENSES
Investment advisory fees (Note 2)	3,846,410	15,652,518	5,164,682

Total expenses	3,846,410	15,652,518	5,164,682

Net investment income	27,863,132	123,772,601	32,110,843

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	41,431,605	(38,755,034)	(3,636,333)
In-kind redemptions — unaffiliated	—	164,334,399	35,593,244
Futures contracts	—	—	451,881
Foreign currency transactions	5,859	794,024	121,549

Net realized gain	41,437,464	126,373,389	32,530,341

Net change in unrealized appreciation/depreciation on:
Investments	33,329,346	262,157,402	84,140,820
Futures contracts	—	—	43,054
Translation of assets and liabilities in foreign currencies	(60,443)	379,118	(13,540)

Net change in unrealized appreciation/depreciation	33,268,903	262,536,520	84,170,334

Net realized and unrealized gain	74,706,367	388,909,909	116,700,675

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$102,569,499	$512,682,510	$148,811,518

[a]	Net of foreign withholding tax of $680,391, $1,769,553 and $230,769, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI South Korea Capped ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$39,950,623	$76,571,665	$15,639,062
Interest — unaffiliated	1,360	84	—
Interest — affiliated (Note 2)	1,289	1,526	156
Securities lending income — affiliated (Note 2)	3,147,503	2,713,398 [b]	55,981

	43,100,775	79,286,673	15,695,199
Less: Other foreign taxes (Note 1)	4,693	(3,259,410)	(12,233)

Total investment income	43,105,468	76,027,263	15,682,966

EXPENSES
Investment advisory fees (Note 2)	26,444,377	18,110,836	3,396,409

Total expenses	26,444,377	18,110,836	3,396,409

Net investment income	16,661,091	57,916,427	12,286,557

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(38,751,602)	(22,281,259)	(12,835,432)
In-kind redemptions — unaffiliated	—	—	22,212,118
Futures contracts	—	1,553,130	—
Foreign currency transactions	(726,544)	(142,805)	(157,302)

Net realized gain (loss)	(39,478,146)	(20,870,934)	9,219,384

Net change in unrealized appreciation/depreciation on:
Investments	623,930,311	581,367,407	95,809,156
Futures contracts	—	(208,856)	—
Translation of assets and liabilities in foreign currencies	(7,638)	51,178	44,880

Net change in unrealized appreciation/depreciation	623,922,673	581,209,729	95,854,036

Net realized and unrealized gain	584,444,527	560,338,795	105,073,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$601,105,618	$618,255,222	$117,359,977

[a]	Net of foreign withholding tax of $9,739,208, $17,226,172 and $1,728,103, respectively.
[b]	Net of foreign tax paid of $ —, $632,597 and $ —, respectively.

See notes to financial statements.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Australia ETF		iShares MSCI Hong Kong ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$82,908,446	$95,118,733	$70,834,799	$71,264,718
Net realized gain	35,472,872	67,936,094	65,800,683	176,369,407
Net change in unrealized appreciation/depreciation	210,426,381	13,198,281	218,838,568	55,861,708

Net increase in net assets resulting from operations	328,807,699	176,253,108	355,474,050	303,495,833

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(76,457,082)	(130,032,525)	(69,523,487)	(71,372,977)

Total distributions to shareholders	(76,457,082)	(130,032,525)	(69,523,487)	(71,372,977)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	364,472,393	352,326,670	1,440,373,193	1,549,740,139
Cost of shares redeemed	(486,559,346)	(975,397,089)	(629,867,957)	(1,522,980,733)

Net increase (decrease) in net assets from capital share transactions	(122,086,953)	(623,070,419)	810,505,236	26,759,406

INCREASE (DECREASE) IN NET ASSETS	130,263,664	(576,849,836)	1,096,455,799	258,882,262

NET ASSETS
Beginning of year	1,916,848,920	2,493,698,756	2,124,856,419	1,865,974,157

End of year	$2,047,112,584	$1,916,848,920	$3,221,312,218	$2,124,856,419

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,863,922	$(5,060,683)	$6,189,736	$4,875,501

SHARES ISSUED AND REDEEMED
Shares sold	13,800,000	14,000,000	66,525,000	81,300,000
Shares redeemed	(19,600,000)	(39,400,000)	(31,725,000)	(79,125,000)

Net increase (decrease) in shares outstanding	(5,800,000)	(25,400,000)	34,800,000	2,175,000

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Japan Small-Cap ETF		iShares MSCI Malaysia ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,791,679	$836,485	$27,863,132	$26,000,206
Net realized gain (loss)	1,795,819	(227,736)	41,437,464	17,549,880
Net change in unrealized appreciation/depreciation	15,636,594	6,085,205	33,268,903	(15,851,478)

Net increase in net assets resulting from operations	19,224,092	6,693,954	102,569,499	27,698,608

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,956,269)	(1,107,270)	(26,722,876)	(23,444,016)

Total distributions to shareholders	(2,956,269)	(1,107,270)	(26,722,876)	(23,444,016)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	80,604,743	49,278,602	52,163,306	93,307,043
Cost of shares redeemed	(16,023,548)	(8,694,664)	(150,687,467)	(225,115,455)

Net increase (decrease) in net assets from capital share transactions	64,581,195	40,583,938	(98,524,161)	(131,808,412)

INCREASE (DECREASE) IN NET ASSETS	80,849,018	46,170,622	(22,677,538)	(127,553,820)

NET ASSETS
Beginning of year	88,987,687	42,817,065	809,138,437	936,692,257

End of year	$169,836,705	$88,987,687	$786,460,899	$809,138,437

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,026,401)	$(123,338)	$3,466,057	$2,319,942

SHARES ISSUED AND REDEEMED
Shares sold	1,500,000	1,000,000	3,225,000	6,150,000
Shares redeemed	(300,000)	(200,000)	(9,900,000)	(15,225,000)

Net increase (decrease) in shares outstanding	1,200,000	800,000	(6,675,000)	(9,075,000)

See notes to financial statements.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Pacific ex Japan ETF		iShares MSCI Singapore ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$123,772,601	$136,122,747	$32,110,843	$48,795,283
Net realized gain	126,373,389	310,413,133	32,530,341	90,919,970
Net change in unrealized appreciation/depreciation	262,536,520	(214,606,307)	84,170,334	(131,975,048)

Net increase in net assets resulting from operations	512,682,510	231,929,573	148,811,518	7,740,205

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(118,670,244)	(156,573,693)	(36,850,739)	(63,036,613)

Total distributions to shareholders	(118,670,244)	(156,573,693)	(36,850,739)	(63,036,613)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	752,794,621	971,290,034	45,906,815	206,627,419
Cost of shares redeemed	(682,826,053)	(1,227,160,297)	(308,890,044)	(528,540,126)

Net increase (decrease) in net assets from capital share transactions	69,968,568	(255,870,263)	(262,983,229)	(321,912,707)

INCREASE (DECREASE) IN NET ASSETS	463,980,834	(180,514,383)	(151,022,450)	(377,209,115)

NET ASSETS
Beginning of year	3,008,067,486	3,188,581,869	1,135,477,392	1,512,686,507

End of year	$3,472,048,320	$3,008,067,486	$984,454,942	$1,135,477,392

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$12,734,661	$1,949,874	$(2,353,314)	$(1,582,316)

SHARES ISSUED AND REDEEMED
Shares sold	15,300,000	20,400,000	3,400,000	15,200,000
Shares redeemed	(15,000,000)	(26,700,000)	(23,800,000)	(39,800,000)

Net increase (decrease) in shares outstanding	300,000	(6,300,000)	(20,400,000)	(24,600,000)

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI South Korea Capped ETF		iShares MSCI Taiwan ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$16,661,091	$12,511,437	$57,916,427	$47,025,597
Net realized gain (loss)	(39,478,146)	693,348	(20,870,934)	(46,800,296)
Net change in unrealized appreciation/depreciation	623,922,673	69,998,753	581,209,729	230,468,377

Net increase in net assets resulting from operations	601,105,618	83,203,538	618,255,222	230,693,678

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(61,830,398)	(18,847,855)	(51,978,221)	(53,961,288)

Total distributions to shareholders	(61,830,398)	(18,847,855)	(51,978,221)	(53,961,288)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,151,119,199	699,217,627	299,500,305	608,307,506
Cost of shares redeemed	(175,291,957)	(56,608,080)	(209,110,415)	(390,170,968)

Net increase in net assets from capital share transactions	975,827,242	642,609,547	90,389,890	218,136,538

INCREASE IN NET ASSETS	1,515,102,462	706,965,230	656,666,891	394,868,928

NET ASSETS
Beginning of year	3,376,516,445	2,669,551,215	2,641,996,918	2,247,127,990

End of year	$4,891,618,907	$3,376,516,445	$3,298,663,809	$2,641,996,918

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(61,970,456)	$(16,666,480)	$49,428,800	$43,522,689

SHARES ISSUED AND REDEEMED
Shares sold	18,000,000	11,900,000	21,000,000	45,000,000
Shares redeemed	(2,900,000)	(1,050,000)	(14,600,000)	(29,400,000)

Net increase in shares outstanding	15,100,000	10,850,000	6,400,000	15,600,000

See notes to financial statements.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Thailand Capped ETF
	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,286,557	$18,562,467
Net realized gain	9,219,384	93,291,603
Net change in unrealized appreciation/depreciation	95,854,036	(137,693,757)

Net increase (decrease) in net assets resulting from operations	117,359,977	(25,839,687)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,909,951)	(18,144,635)

Total distributions to shareholders	(12,909,951)	(18,144,635)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	341,398,189	476,258,075
Cost of shares redeemed	(416,351,403)	(486,368,459)

Net decrease in net assets from capital share transactions	(74,953,214)	(10,110,384)

INCREASE (DECREASE) IN NET ASSETS	29,496,812	(54,094,706)

NET ASSETS
Beginning of year	541,872,794	595,967,500

End of year	$571,369,606	$541,872,794

Undistributed net investment income included in net assets at end of year	$1,958,625	$2,739,321

SHARES ISSUED AND REDEEMED
Shares sold	4,550,000	5,700,000
Shares redeemed	(5,700,000)	(6,150,000)

Net decrease in shares outstanding	(1,150,000)	(450,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$23.61	$23.39	$24.18	$20.92	$20.33

Income from investment operations:
Net investment income[a]	1.10	1.02	1.04	0.99	0.72
Net realized and unrealized gain (loss)[b]	3.43	0.64	(0.72)	3.33	0.69

Total from investment operations	4.53	1.66	0.32	4.32	1.41

Less distributions from:
Net investment income	(0.99)	(1.44)	(1.11)	(1.06)	(0.82)

Total distributions	(0.99)	(1.44)	(1.11)	(1.06)	(0.82)

Net asset value, end of year	$27.15	$23.61	$23.39	$24.18	$20.92

Total return	19.76%	7.06%	1.84%	20.54%	6.86%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,047,113	$1,916,849	$2,493,699	$3,090,425	$2,196,817
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	4.28%	4.05%	4.61%	3.95%	3.24%
Portfolio turnover rate[c]	6%	6%	9%	9%	8%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$18.91	$16.94	$17.59	$16.02	$14.39

Income from investment operations:
Net investment income[a]	0.66	0.48	0.54	0.42	0.42
Net realized and unrealized gain (loss)[b]	3.04	2.05	(0.65)	1.56	1.69

Total from investment operations	3.70	2.53	(0.11)	1.98	2.11

Less distributions from:
Net investment income	(0.72)	(0.56)	(0.54)	(0.41)	(0.48)

Total distributions	(0.72)	(0.56)	(0.54)	(0.41)	(0.48)

Net asset value, end of year	$21.89	$18.91	$16.94	$17.59	$16.02

Total return	19.87%	15.04%	(0.33)%	12.27%	14.85%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,221,312	$2,124,856	$1,865,974	$1,607,982	$1,976,317
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	3.24%	2.47%	3.26%	2.25%	2.67%
Portfolio turnover rate[c]	6%	12%	11%	15%	5%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$49.44	$42.82	$46.49	$40.74	$44.45

Income from investment operations:
Net investment income[a]	0.70	0.65	0.82	0.78	0.61
Net realized and unrealized gain (loss)[b]	7.61	6.97	(3.25)	5.87	(3.39)

Total from investment operations	8.31	7.62	(2.43)	6.65	(2.78)

Less distributions from:
Net investment income	(1.14)	(1.00)	(1.24)	(0.90)	(0.93)

Total distributions	(1.14)	(1.00)	(1.24)	(0.90)	(0.93)

Net asset value, end of year	$56.61	$49.44	$42.82	$46.49	$40.74

Total return	16.94%	18.07%	(5.18)%	16.38%	(6.25)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$169,837	$88,988	$42,817	$74,387	$36,664
Ratio of expenses to average net assets	0.48%	0.50%	0.53%	0.51%	0.53%
Ratio of net investment income to average net assets	1.31%	1.36%	1.84%	1.72%	1.46%
Portfolio turnover rate[c]	14%	17%	7%	10%	7%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$14.60	$14.52	$13.92	$12.98	$9.79

Income from investment operations:
Net investment income[a]	0.54	0.41	0.38	0.41	0.24
Net realized and unrealized gain[b]	1.51	0.04	0.76	0.92	3.20

Total from investment operations	2.05	0.45	1.14	1.33	3.44

Less distributions from:
Net investment income	(0.52)	(0.37)	(0.52)	(0.39)	(0.25)
Return of capital	—	—	(0.02)	—	—

Total distributions	(0.52)	(0.37)	(0.54)	(0.39)	(0.25)

Net asset value, end of year	$16.13	$14.60	$14.52	$13.92	$12.98

Total return	14.17%	3.02%	8.61%	10.19%	35.76%

Ratios/Supplemental data:
Net assets, end of year (000s)	$786,461	$809,138	$936,692	$978,402	$794,142
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	3.48%	2.71%	2.73%	2.84%	2.17%
Portfolio turnover rate[c]	16%	17%	24%	49%	29%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013, August 31, 2012, August 31, 2011, and August 31, 2010 were 10%, 8%, 14%, 14%, and 10%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$44.56	$43.21	$44.47	$39.25	$36.85

Income from investment operations:
Net investment income[a]	1.88	1.69	1.73	1.64	1.25
Net realized and unrealized gain (loss)[b]	6.51	1.71	(1.14)	5.31	2.52

Total from investment operations	8.39	3.40	0.59	6.95	3.77

Less distributions from:
Net investment income	(1.74)	(2.05)	(1.85)	(1.73)	(1.37)

Total distributions	(1.74)	(2.05)	(1.85)	(1.73)	(1.37)

Net asset value, end of year	$51.21	$44.56	$43.21	$44.47	$39.25

Total return	19.25%	7.87%	1.82%	17.61%	10.27%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,472,048	$3,008,067	$3,188,582	$3,548,867	$3,438,149
Ratio of expenses to average net assets	0.49%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.90%	3.59%	4.16%	3.53%	3.09%
Portfolio turnover rate[c]	8%	8%	7%	10%	7%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$12.49	$13.10	$13.05	$12.17	$10.25

Income from investment operations:
Net investment income[a]	0.40	0.44	0.41	0.45	0.32
Net realized and unrealized gain (loss)[b]	1.52	(0.47)	0.11	0.92	1.97

Total from investment operations	1.92	(0.03)	0.52	1.37	2.29

Less distributions from:
Net investment income	(0.45)	(0.58)	(0.47)	(0.49)	(0.37)

Total distributions	(0.45)	(0.58)	(0.47)	(0.49)	(0.37)

Net asset value, end of year	$13.96	$12.49	$13.10	$13.05	$12.17

Total return	15.65%	(0.38)%	4.67%	11.27%	22.68%

Ratios/Supplemental data:
Net assets, end of year (000s)	$984,455	$1,135,477	$1,512,687	$1,713,199	$1,730,001
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	2.99%	3.23%	3.32%	3.34%	2.80%
Portfolio turnover rate[c]	4%	10%	3%	10%	9%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$57.67	$55.97	$56.74	$47.76	$42.01

Income from investment operations:
Net investment income[a]	0.25	0.23	0.23	0.29	0.32
Net realized and unrealized gain (loss)[b]	9.40	1.83	(0.63)	9.19	5.82

Total from investment operations	9.65	2.06	(0.40)	9.48	6.14

Less distributions from:
Net investment income	(0.90)	(0.36)	(0.37)	(0.43)	(0.39)
Return of capital	—	—	—	(0.07)	—

Total distributions	(0.90)	(0.36)	(0.37)	(0.50)	(0.39)

Net asset value, end of year	$66.42	$57.67	$55.97	$56.74	$47.76

Total return	16.83%	3.65%	(0.62)%	19.76%	14.65%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,891,619	$3,376,516	$2,669,551	$4,071,225	$3,255,168
Ratio of expenses to average net assets	0.62%	0.61%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets	0.39%	0.40%	0.42%	0.49%	0.67%
Portfolio turnover rate[c]	13%	13%	12%	18%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013, August 31, 2012, August 31, 2011, and August 31, 2010 were 10%, 11%, 8%, 6%, and 6%, respectively. See Note 4.

See notes to financial statements.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$13.60	$12.58	$13.78	$12.19	$10.94

Income from investment operations:
Net investment income[a]	0.29	0.24	0.28	0.39	0.23
Net realized and unrealized gain (loss)[b]	2.81	1.05	(1.01)	1.49	1.23

Total from investment operations	3.10	1.29	(0.73)	1.88	1.46

Less distributions from:
Net investment income	(0.26)	(0.27)	(0.47)	(0.29)	(0.21)

Total distributions	(0.26)	(0.27)	(0.47)	(0.29)	(0.21)

Net asset value, end of year	$16.44	$13.60	$12.58	$13.78	$12.19

Total return	23.24%	10.30%	(4.80)%	15.24%	13.30%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,298,664	$2,641,997	$2,247,128	$2,857,512	$2,721,439
Ratio of expenses to average net assets	0.62%	0.61%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets	1.98%	1.80%	2.25%	2.64%	1.90%
Portfolio turnover rate[c]	11%	21%	22%	23%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013, August 31, 2012, August 31, 2011, and August 31, 2010 were 4%, 6%, 7%, 8%, and 4%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Thailand Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$67.73	$70.53	$66.27	$55.06	$36.87

Income from investment operations:
Net investment income[a]	1.67	1.84	1.76	1.65	1.44
Net realized and unrealized gain (loss)[b]	15.84	(2.75)	4.37	11.10	17.95

Total from investment operations	17.51	(0.91)	6.13	12.75	19.39

Less distributions from:
Net investment income	(1.83)	(1.89)	(1.87)	(1.54)	(1.20)

Total distributions	(1.83)	(1.89)	(1.87)	(1.54)	(1.20)

Net asset value, end of year	$83.41	$67.73	$70.53	$66.27	$55.06

Total return	26.18%	(1.65)%	9.57%	23.33%	53.19%

Ratios/Supplemental data:
Net assets, end of year (000s)	$571,370	$541,873	$595,968	$632,840	$520,304
Ratio of expenses to average net assets	0.62%	0.61%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets	2.24%	2.22%	2.66%	2.56%	3.22%
Portfolio turnover rate[c]	9%	24%	12%	22%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Australia	Non-diversified
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex Japan	Diversified

iShares ETF	Diversification Classification
MSCI Singapore	Non-diversified
MSCI South Korea Capped	Non-diversified
MSCI Taiwan	Non-diversified
MSCI Thailand Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Australia
Assets:
Common Stocks	$2,022,053,153	$2,703,695	$249	$2,024,757,097
Money Market Funds	343,395	—	—	343,395
Futures Contracts[a]	452,812	—	—	452,812

	$2,022,849,360	$2,703,695	$249	$2,025,553,304

MSCI Hong Kong
Assets:
Common Stocks	$3,202,754,847	$—	$—	$3,202,754,847
Money Market Funds	40,809,111	—	—	40,809,111

	$3,243,563,958	$—	$—	$3,243,563,958

Liabilities:
Futures Contracts[a]	$(276,020)	$—	$—	$(276,020)

MSCI Japan Small-Cap
Assets:
Common Stocks	$169,379,711	$—	$—	$169,379,711
Money Market Funds	6,421,605	—	—	6,421,605

	$175,801,316	$—	$—	$175,801,316

MSCI Malaysia
Assets:
Common Stocks	$783,496,888	$—	$—	$783,496,888
Money Market Funds	49,820	—	—	49,820

	$783,546,708	$—	$—	$783,546,708

MSCI Pacific ex Japan
Assets:
Common Stocks	$3,436,214,284	$2,991,161	$356	$3,439,205,801
Rights	—	1,223,678	—	1,223,678
Money Market Funds	37,421,669	—	—	37,421,669

	$3,473,635,953	$4,214,839	$356	$3,477,851,148

MSCI Singapore
Assets:
Common Stocks	$959,405,270	$—	$—	$959,405,270
Rights	—	2,987,049	—	2,987,049
Money Market Funds	44,289,310	—	—	44,289,310

	$1,003,694,580	$2,987,049	$—	$1,006,681,629

Liabilities:
Futures Contracts[a]	$(42,726)	$—	$—	$(42,726)

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI South Korea Capped
Assets:
Common Stocks	$4,677,357,461	$—	$—	$4,677,357,461
Preferred Stocks	205,071,812	—	—	205,071,812
Money Market Funds	169,056,812	—	—	169,056,812

	$5,051,486,085	$—	$—	$5,051,486,085

MSCI Taiwan
Assets:
Common Stocks	$3,259,082,111	$—	$2	$3,259,082,113
Money Market Funds	231,627,146	—	—	231,627,146
Futures Contracts[a]	279,225	—	—	279,225

	$3,490,988,482	$—	$2	$3,490,988,484

MSCI Thailand Capped
Assets:
Common Stocks	$567,469,002	$988,577	$—	$568,457,579
Warrants	89,280	78,229	—	167,509
Money Market Funds	5,514,027	—	—	5,514,027

	$573,072,309	$1,066,806	$—	$574,139,115

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of August 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES®, INC.

payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of August 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iShares MSCI Hong Kong	$24,861,103	$24,861,103	$—
iShares MSCI Japan Small-Cap	6,083,697	6,083,697	—
iShares MSCI Pacific ex-Japan	35,186,830	35,186,830	—
iShares MSCI Singapore	41,676,810	41,676,810	—
iShares MSCI South Korea Capped	161,526,885	161,526,885	—
iShares MSCI Taiwan	206,680,307	206,680,307	—
iShares MSCI Thailand Capped	3,802,414	3,802,414	—

[a]

Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion[a]

[a]	Breakpoint level was added effective July 1, 2014.

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each of the iShares MSCI South Korea Capped, iShares MSCI Taiwan and iShares MSCI Thailand Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

For its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $46 billion
0.4750	[a]	Over $46 billion, up to and including $81 billion
0.4513	[a]	Over $81 billion, up to and including $141 billion
0.4287	[a]	Over $141 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the year ended August 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI Australia	$11,189
MSCI Hong Kong	139,193
MSCI Japan Small-Cap	37,512
MSCI Pacific ex Japan	250,802

iShares ETF	Fees Paid to BTC
MSCI Singapore	$615,310
MSCI South Korea Capped	1,270,686
MSCI Taiwan	1,369,436
MSCI Thailand Capped	19,877

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended August 31, 2014, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Taiwan ETF in the amount of $183,013, related to the foreign tax on the securities lending income. Such reimbursement is included in “Securities lending income – affiliated” in the Fund’s statement of operations.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$129,515,625	$121,004,424
MSCI Hong Kong	133,841,580	124,646,174
MSCI Japan Small-Cap	24,457,951	19,732,876
MSCI Malaysia	129,185,868	227,748,989
MSCI Pacific ex Japan	277,283,405	266,754,935
MSCI Singapore	41,173,860	70,150,811
MSCI South Korea Capped	1,496,224,369	575,550,451
MSCI Taiwan	416,478,872	334,019,726
MSCI Thailand Capped	61,641,216	50,506,818

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Australia	$361,043,612	$483,408,721
MSCI Hong Kong	1,395,402,513	599,272,889
MSCI Japan Small-Cap	74,205,070	15,762,045
MSCI Pacific ex Japan	726,860,576	668,662,178
MSCI Singapore	43,855,862	296,327,492
MSCI Thailand Capped	327,617,329	413,547,619

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the value of futures contracts held by the Funds as of August 31, 2014 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares MSCI Australia ETF	iShares MSCI Taiwan ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation[a]	$452,812	$279,225	[b]

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments.
[b]	Only current day’s variation margin is reported separately within the statements of assets and liabilities.

Liabilities
	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized depreciation[c]	$276,020	$42,726

[c]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Funds during the year ended August 31, 2014 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Australia ETF	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Equity contracts:
Futures contracts	$937,496	$2,720,479	$451,881	$1,553,130

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Australia ETF	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Equity contracts:
Futures contracts	$(253,562)	$(169,042)	$43,054	$(208,856)

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2014:

	iShares MSCI Australia ETF	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Average number of contracts purchased	152	81	143	355
Average value of contracts purchased	$18,568,518	$12,200,369	$8,299,242	$11,250,794

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

6.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares MSCI Australia ETF, iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Singapore ETF, iShares MSCI South Korea Capped ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand Capped ETF each invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES®, INC.

exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2014, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Australia	$34,856,876	$3,473,241	$(38,330,117)
MSCI Hong Kong	77,862,871	2,923	(77,865,794)
MSCI Japan Small-Cap	3,608,713	261,527	(3,870,240)
MSCI Malaysia	—	5,859	(5,859)
MSCI Pacific ex Japan	126,553,513	5,682,430	(132,235,943)
MSCI Singapore	24,568,783	3,968,898	(28,537,681)
MSCI South Korea Capped	—	(134,669)	134,669
MSCI Taiwan	(14,435,986)	(32,095)	14,468,081
MSCI Thailand Capped	12,444,630	(157,302)	(12,287,328)

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI Australia
Ordinary income	$76,457,082	$130,032,525

MSCI Hong Kong
Ordinary income	$69,523,487	$71,372,977

MSCI Japan Small-Cap
Ordinary income	$2,956,269	$1,107,270

MSCI Malaysia
Ordinary income	$26,722,876	$23,444,016

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	2014	2013
MSCI Pacific ex Japan
Ordinary income	$118,670,244	$156,573,693

MSCI Singapore
Ordinary income	$36,850,739	$63,036,613

MSCI South Korea Capped
Ordinary income	$61,830,398	$18,847,855

MSCI Taiwan
Ordinary income	$51,978,221	$53,961,288

MSCI Thailand Capped
Ordinary income	$12,909,951	$18,144,635

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Australia	$21,764,950	$—	$(148,840,859)	$89,200,925	$(22,993,540)	$(60,868,524)
MSCI Hong Kong	6,189,736	—	(364,026,301)	161,312,654	(17,994,055)	(214,517,966)
MSCI Japan Small-Cap	1,769,331	—	(1,737,581)	12,595,782	(2,273,481)	10,354,051
MSCI Malaysia	3,466,057	1,987,238	—	429,830,640	—	435,283,935
MSCI Pacific ex Japan	31,649,636	—	(392,888,951)	350,408,169	(30,679,032)	(41,510,178)
MSCI Singapore	2,073,176	—	(195,833,519)	46,407,715	(5,769,300)	(153,121,928)
MSCI South Korea Capped	43,104,100	—	(379,453,081)	1,516,558,034	(17,855,469)	1,162,353,584
MSCI Taiwan	60,252,930	—	(855,861,788)	1,303,058,111	(19,601,533)	487,847,720
MSCI Thailand Capped	1,962,196	—	(6,238,729)	(37,565,267)	(5,495,699)	(47,337,499)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Australia	$88,822,192	$7,066	$529,868	$24,006,125	$23,348,244	$12,127,364	$148,840,859
MSCI Hong Kong	179,303,227	2,899,247	3,185,408	29,235,556	114,836,904	34,565,959	364,026,301
MSCI Japan Small-Cap	860,844	—	—	131,718	541,322	203,697	1,737,581
MSCI Pacific ex Japan	185,280,633	—	—	66,207,828	104,799,503	36,600,987	392,888,951
MSCI Singapore	35,336,542	—	807,115	15,680,510	132,420,824	11,588,528	195,833,519
MSCI South Korea Capped	13,366,759	—	—	60,990,953	226,591,665	78,503,704	379,453,081
MSCI Taiwan	48,030,508	64,999,586	16,734,578	343,375,145	363,052,013	19,669,958	855,861,788
MSCI Thailand Capped	2,056,947	—	—	555,444	2,321,428	1,304,910	6,238,729

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the year ended August 31, 2014, the iShares MSCI Malaysia ETF utilized $29,674,200 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Australia	$1,936,358,394	$280,638,608	$(191,896,510)	$88,742,098
MSCI Hong Kong	3,081,927,689	259,998,643	(98,362,374)	161,636,269
MSCI Japan Small-Cap	163,198,450	21,944,177	(9,341,311)	12,602,866
MSCI Malaysia	353,726,318	456,443,684	(26,623,294)	429,820,390
MSCI Pacific ex Japan	3,127,479,185	543,947,244	(193,575,281)	350,371,963
MSCI Singapore	960,240,101	116,217,167	(69,775,639)	46,441,528
MSCI South Korea Capped	3,534,919,379	2,144,583,985	(628,017,279)	1,516,566,706
MSCI Taiwan	2,187,992,225	1,562,391,788	(259,674,754)	1,302,717,034
MSCI Thailand Capped	611,704,816	37,064,849	(74,630,550)	(37,565,701)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Australia ETF, iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF, iShares MSCI South Korea Capped ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand Capped ETF (the “Funds”) at August 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	91

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Australia	$93,474,141	$1,286,424
MSCI Hong Kong	81,049,175	—
MSCI Japan Small-Cap	2,594,562	242,672
MSCI Malaysia	32,389,812	—
MSCI Pacific ex Japan	140,611,372	1,767,747
MSCI Singapore	36,077,849	230,769
MSCI South Korea Capped	49,689,831	9,734,515
MSCI Taiwan	93,797,837	21,107,950
MSCI Thailand Capped	17,367,165	1,737,998

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI Australia	$77,743,506
MSCI Japan Small-Cap	2,016,261
MSCI Pacific ex Japan	92,155,604
MSCI South Korea Capped	48,478,192
MSCI Thailand Capped	14,647,949

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

92	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Australia ETF, iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF and iShares MSCI Singapore ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential

94	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for additional breakpoints, as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Funds. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI Japan Small-Cap ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	95

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Pacific ex Japan ETF and iShares MSCI Taiwan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no

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comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed

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to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA

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provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI South Korea Capped ETF and iShares MSCI Thailand Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the

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continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for iShares MSCI South Korea Capped ETF were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group, and the investment advisory fee rate and overall expenses for iShares MSCI Thailand Capped ETF were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

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Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and

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variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI Australia	$0.821693	$—	$0.170960	$0.992653	83%	—%	17%		100%
MSCI Japan Small-Cap	0.856053	—	0.282602	1.138655	75	—	25		100
MSCI Malaysia	0.519638	—	0.001943	0.521581	100	—	0	[a]	100
MSCI Pacific ex Japan	1.596731	—	0.140090	1.736821	92	—	8		100
MSCI Singapore	0.279324	—	0.170261	0.449585	62	—	38		100
MSCI South Korea Capped	0.244213	—	0.653832	0.898045	27	—	73		100
MSCI Taiwan	0.237828	—	0.024159	0.261987	91	—	9		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

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Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Australia ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	8	0.58
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	18	1.30
Greater than 1.5% and Less than 2.0%	56	4.05
Greater than 1.0% and Less than 1.5%	92	6.66
Greater than 0.5% and Less than 1.0%	262	18.96
Between 0.5% and –0.5%	620	44.86
Less than –0.5% and Greater than –1.0%	139	10.06
Less than –1.0% and Greater than –1.5%	79	5.72
Less than –1.5% and Greater than –2.0%	35	2.53
Less than –2.0% and Greater than –2.5%	28	2.03
Less than –2.5% and Greater than –3.0%	12	0.87
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	5	0.36
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07

	1,382	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Hong Kong ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	2	0.14%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	7	0.51
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	21	1.52
Greater than 1.5% and Less than 2.0%	30	2.17
Greater than 1.0% and Less than 1.5%	72	5.21
Greater than 0.5% and Less than 1.0%	219	15.85
Between 0.5% and –0.5%	725	52.46
Less than –0.5% and Greater than –1.0%	154	11.14
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	28	2.03
Less than –2.0% and Greater than –2.5%	17	1.23
Less than –2.5% and Greater than –3.0%	12	0.87
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5%	4	0.29

	1,382	100.00%

SUPPLEMENTAL INFORMATION	105

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Japan Small-Cap ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	4	0.29%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	7	0.51
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	19	1.37
Greater than 1.5% and Less than 2.0%	46	3.33
Greater than 1.0% and Less than 1.5%	118	8.54
Greater than 0.5% and Less than 1.0%	219	15.85
Between 0.5% and –0.5%	614	44.43
Less than –0.5% and Greater than –1.0%	151	10.93
Less than –1.0% and Greater than –1.5%	87	6.30
Less than –1.5% and Greater than –2.0%	48	3.47
Less than –2.0% and Greater than –2.5%	29	2.10
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5%	1	0.07

	1,382	100.00%

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Malaysia ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.22%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	24	1.74
Greater than 1.0% and Less than 1.5%	86	6.22
Greater than 0.5% and Less than 1.0%	230	16.64
Between 0.5% and –0.5%	702	50.81
Less than –0.5% and Greater than –1.0%	199	14.40
Less than –1.0% and Greater than –1.5%	69	4.99
Less than –1.5% and Greater than –2.0%	33	2.39
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14

	1,382	100.00%

iShares MSCI Pacific ex Japan ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	3	0.22%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	6	0.43
Greater than 2.5% and Less than 3.0%	10	0.72
Greater than 2.0% and Less than 2.5%	17	1.23
Greater than 1.5% and Less than 2.0%	41	2.97
Greater than 1.0% and Less than 1.5%	96	6.95
Greater than 0.5% and Less than 1.0%	225	16.28
Between 0.5% and –0.5%	690	49.94
Less than –0.5% and Greater than –1.0%	136	9.84
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	36	2.60
Less than –2.0% and Greater than –2.5%	19	1.37
Less than –2.5% and Greater than –3.0%	13	0.94
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Singapore ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	69	4.99
Greater than 0.5% and Less than 1.0%	203	14.69
Between 0.5% and –0.5%	807	58.39
Less than –0.5% and Greater than –1.0%	147	10.64
Less than –1.0% and Greater than –1.5%	60	4.34
Less than –1.5% and Greater than –2.0%	27	1.95
Less than –2.0% and Greater than –2.5%	15	1.09
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0%	1	0.07

	1,382	100.00%

108	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Korea Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0% and Less than 5.5%	1	0.07%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	5	0.36
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	19	1.37
Greater than 2.0% and Less than 2.5%	23	1.66
Greater than 1.5% and Less than 2.0%	56	4.05
Greater than 1.0% and Less than 1.5%	73	5.29
Greater than 0.5% and Less than 1.0%	217	15.71
Between 0.5% and –0.5%	563	40.75
Less than –0.5% and Greater than –1.0%	192	13.89
Less than –1.0% and Greater than –1.5%	84	6.09
Less than –1.5% and Greater than –2.0%	54	3.91
Less than –2.0% and Greater than –2.5%	27	1.95
Less than –2.5% and Greater than –3.0%	21	1.52
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5% and Greater than –4.0%	8	0.58
Less than –4.0% and Greater than –4.5%	7	0.51
Less than –4.5% and Greater than –5.0%	6	0.43
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	2	0.14
Less than –6.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	109

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Taiwan ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	2	0.14%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	10	0.72
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	17	1.23
Greater than 1.5% and Less than 2.0%	37	2.68
Greater than 1.0% and Less than 1.5%	85	6.15
Greater than 0.5% and Less than 1.0%	218	15.78
Between 0.5% and –0.5%	632	45.74
Less than –0.5% and Greater than –1.0%	192	13.89
Less than –1.0% and Greater than –1.5%	78	5.64
Less than –1.5% and Greater than –2.0%	43	3.11
Less than –2.0% and Greater than –2.5%	18	1.30
Less than –2.5% and Greater than –3.0%	12	0.87
Less than –3.0% and Greater than –3.5%	12	0.87
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	1	0.07

	1,382	100.00%

110	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Thailand Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.07%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	16	1.16
Greater than 2.0% and Less than 2.5%	23	1.66
Greater than 1.5% and Less than 2.0%	53	3.84
Greater than 1.0% and Less than 1.5%	139	10.06
Greater than 0.5% and Less than 1.0%	250	18.09
Between 0.5% and –0.5%	548	39.66
Less than –0.5% and Greater than –1.0%	165	11.94
Less than –1.0% and Greater than –1.5%	88	6.37
Less than –1.5% and Greater than –2.0%	36	2.60
Less than –2.0% and Greater than –2.5%	29	2.10
Less than –2.5% and Greater than –3.0%	9	0.65
Less than –3.0% and Greater than –3.5%	9	0.65
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI South Korea Capped ETF, iShares MSCI Taiwan ETF, and iShares MSCI Thailand Capped ETF (each a “Fund”, collectively the “Funds”) for marketing to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Funds.

SUPPLEMENTAL INFORMATION	111

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards. Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Hong Kong ETF in respect of BFA’s financial year ending December 31, 2013 was USD 378,785. This figure is comprised of fixed remuneration of USD 148,936 and variable remuneration of USD 229,849. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Hong Kong ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 60,855.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of BFA’s financial year ending December 31, 2013 was USD 31,248. This figure is comprised of fixed remuneration of USD 12,287 and variable remuneration of USD 18,961. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Japan Small-Cap ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 5,020.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Malaysia ETF in respect of BFA’s financial year ending December 31, 2013 was USD 154,805. This figure is comprised of fixed remuneration of USD 60,868 and variable remuneration of USD 93,937. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Malaysia ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 24,871.

112	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI South Korea Capped ETF in respect of BFA’s financial year ending December 31, 2013 was USD 879,760. This figure is comprised of fixed remuneration of USD 345,917 and variable remuneration of USD 533,843. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI South Korea Capped ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 141,340.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Taiwan ETF in respect of BFA’s financial year ending December 31, 2013 was USD 621,848. This figure is comprised of fixed remuneration of USD 244,508 and variable remuneration of USD 377,340. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Taiwan ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 99,905.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Thailand Capped ETF in respect of BFA’s financial year ending December 31, 2013 was USD 104,958. This figure is comprised of fixed remuneration of USD 41,269 and variable remuneration of USD 63,689. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Thailand Capped ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 16,862.

SUPPLEMENTAL INFORMATION	113

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 312 funds (as of August 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (57)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Trustee of iShares Trust. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

114	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	115

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

116	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	117

Notes:

118	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-83-0814

AUGUST 31, 2014

2014 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Brazil Capped ETF | EWZ | NYSE Arca
➢	iShares MSCI Canada ETF | EWC | NYSE Arca
➢	iShares MSCI Chile Capped ETF | ECH | NYSE Arca
➢	iShares MSCI Colombia Capped ETF | ICOL | NYSE Arca
➢	iShares MSCI Israel Capped ETF | EIS | NYSE Arca
➢	iShares MSCI Mexico Capped ETF | EWW | NYSE Arca
➢	iShares MSCI South Africa ETF | EZA | NYSE Arca
➢	iShares MSCI Turkey ETF | TUR | NYSE Arca
➢	iShares MSCI USA ETF | EUSA | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equities advanced for the 12-month period ended August 31, 2014 (the “reporting period”), although sluggish economic recovery in Europe, U.S. Federal Reserve Bank (“Fed”) actions, and slower economic growth in China kept volatility levels elevated.

For U.S. equities, the reporting period began in an environment of volatility, as concern mounted that the Fed would begin to taper its ongoing quantitative easing program, QE3. Market sentiment soon turned positive, though, when the Fed announced that it would delay any tapering of stimulus until the economic recovery appeared more sustainable. When the Fed did, in fact, begin to reduce its bond-buying program at the end of 2013, the effect on markets was positive, as investors had already digested the possibility of tapering and were reassured that the reduction of the stimulus would be gradual. Although gross domestic product (“GDP”) contracted in the first quarter of 2014, it expanded by 4.2% in the second quarter. The housing sector showed signs of improvement, with housing starts and building permits rising in July 2014, and consumer sentiment remained high throughout the second half of the reporting period. Also, in August 2014, the S&P 500® broke 2,000, reaching a new high.

European equities delivered some of the strongest returns among international equity markets for the reporting period, despite slow and uneven economic recovery in the eurozone. For the third quarter of 2013, the eurozone as a whole experienced GDP growth of 0.1%, representing a decline from the previous quarter. In the fourth quarter of 2013 and first quarter of 2014, GDP growth for the eurozone registered only 0.3% and 0.2%, respectively, before stagnating completely in the second quarter of 2014. Underlying the GDP figures for the entire area, Germany’s GDP grew 0.7% in the first quarter of 2014 over the previous quarter, its largest growth rate in three years, but contracted in the second quarter of 2014. France’s economy demonstrated uneven growth before stagnating in the first and second quarters of 2014 amid weak consumer spending and business investment. Elsewhere in Europe, Spain’s economy gained strength, growing 0.6% in the second quarter of 2014, its largest rate in more than six years. Italy’s economy expanded by 0.1% in the fourth quarter of 2013, but contracted again in the first and second quarters of 2014. Unemployment levels remained stubbornly high among many European markets. The United Kingdom experienced healthy economic growth. GDP growth remained steady in the U.K. throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014 largely on the strength of its services and production sectors.

Japanese equities achieved positive returns in an uneven environment, as conflicting data influenced markets to change direction throughout the reporting period. Early in the reporting period, Japanese equities benefited from the Bank of Japan’s measures to improve economic conditions through quantitative easing. The Nikkei Index rallied and the Japanese yen declined, which in turn helped export levels, although not to the extent that had been expected. Economic growth, as measured by GDP, was uneven during the reporting period. GDP growth was positive for the third and fourth quarters of 2013. The fourth quarter of 2013 figures were revised downward in early 2014, however, and disappointing economic data provided cause for concern that Japan’s growth trajectory might slow in the first quarter of 2014. Stock markets were strengthened when economic data indicated Japan’s economy grew at an annualized 6.7% pace in the first quarter of 2014, surpassing the forecast for the quarter. However, concerns surrounding an increase in the country’s consumption tax — its first increase in 17 years — weighed on markets later in the reporting period. Consumer spending, which had improved in anticipation of the consumption tax increase, slumped in the months following the implementation in April 2014, largely causing GDP to contract in the second quarter of 2014.

Emerging market countries as a group delivered double-digit returns and slightly outperformed broad international indices for the reporting period. Early in the reporting period, concern regarding the Fed tapering its quantitative easing program led investors to abandon emerging market holdings. Political uncertainty among some emerging markets compounded investor aversion to emerging markets. As the reporting period progressed, rising expectations that the Fed would be slower to raise rates than originally had been anticipated, as well as reduced political unrest, helped to refuel investors’ appetite for risk, boosting returns for emerging markets equities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	30.33%	30.91%	31.32%	30.33%	30.91%	31.32%
5 Years	1.85%	1.88%	2.30%	9.62%	9.76%	12.07%
10 Years	15.73%	15.67%	16.82%	331.06%	328.75%	373.21%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,333.80	$3.65	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

The iShares MSCI Brazil Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Brazilian equities, as represented by the MSCI Brazil 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 30.33%, net of fees, while the total return for the Index was 31.32%.

Brazilian equities, as represented by the Index, achieved strong results for the reporting period and outpaced broad international equity indices.

Weaker economic activity, combined with concern regarding the Fed tapering of its quantitative easing program, contributed to a decline in Brazilian stocks in late 2013 and early 2014. Such a move would likely cause interest rates to rise, and make investors more cautious about investing in emerging markets, including Brazil.

During the last six months of the reporting period, however, Brazilian stocks benefited from greater investor demand as rising expectations that the Fed would be slower to raise rates than originally had been anticipated helped to refuel investors’ appetite for risk, boosting returns for Brazilian equities. In addition, the Index particularly rallied during the last three months of the reporting period amid optimism about upcoming national elections in Brazil.

Brazil, Latin America’s largest economy, experienced sluggish economic activity during the reporting period. Economic growth, as measured by GDP, contracted in the third quarter of 2013 but expanded by 0.5% for the fourth quarter of 2013. In the first and second quarters of 2014, however, GDP contracted 0.2% and 0.6%, respectively. A key driver of Brazil’s tepid economy was slow growth in China and the European Union, which led to lower levels of foreign direct investment. Reduced demand from neighboring Argentina, which lowered its purchases of Brazilian cars and other durable goods as its own economy slowed, hurt export levels.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	31.87%
Energy	15.48
Consumer Staples	15.26
Materials	11.74
Utilities	6.56
Consumer Discretionary	6.56
Industrials	5.44
Information Technology	3.35
Telecommunication Services	2.96
Health Care	0.78

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Itau Unibanco Holding SA (Preferred)	9.06%
Petroleo Brasileiro SA (Preferred)	7.87
Banco Bradesco SA (Preferred)	6.79
AMBEV SA	6.02
Petroleo Brasileiro SA	5.00
Vale SA Class A (Preferred)	3.70
BRF SA	3.66
Cielo SA	2.78
Vale SA	2.59
Banco do Brasil SA	2.58

TOTAL	50.05%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.00%	22.55%	23.19%	23.00%	22.55%	23.19%
5 Years	8.98%	8.86%	9.23%	53.73%	52.85%	55.48%
10 Years	10.55%	10.45%	10.80%	172.62%	170.09%	178.91%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,138.10	$2.59	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA ETF

The iShares MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of Canadian equities, as represented by the MSCI Canada Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 23.00%, net of fees, while the total return for the Index was 23.19%.

Canadian stocks, as represented by the Index, posted strong performance during the reporting period. Canadian stocks experienced modest positive returns during the first half of the reporting period, reflecting concerns about consumer credit and sluggish demand for natural resources. Stocks rallied during the second half of the reporting period, as relatively improving global growth lifted Canada’s resources-based economy.

Every economic sector in the Index experienced positive returns. The financials sector, which represented approximately 37% of the Index on average, delivered the largest contribution to Index returns during the reporting period. Canadian financial companies generated solid earnings despite concerns about the housing market and consumer lending. The Index’s 26% weighting on average in the energy sector generated the second largest contribution to Index returns. Improving global growth drove oil prices higher for most of 2014 until the rising U.S. dollar led to lower oil prices in the last two months of the reporting period. Nevertheless, Canadian energy stocks posted strong results on improving demand. Similarly, the industrials sector posted the highest total return of any sector in the Index, as Canadian railroad stocks rallied on increasing demand for shipping oil and lower expenses. Consumer-based stocks also delivered sound results for the reporting period.

The materials sector posted modest returns during the reporting period, as gold and silver miners struggled with weak demand for precious metals. Health care also lagged other sectors in the Index during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	37.14%
Energy	27.18
Materials	11.43
Industrials	7.78
Consumer Discretionary	5.34
Health Care	3.17
Consumer Staples	3.04
Telecommunication Services	2.42
Information Technology	1.33
Utilities	1.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Royal Bank of Canada	7.22%
Toronto-Dominion Bank (The)	6.54
Bank of Nova Scotia	5.43
Suncor Energy Inc.	4.06
Canadian National Railway Co.	3.99
Bank of Montreal	3.34
Canadian Natural Resources Ltd.	3.21
Enbridge Inc.	2.81
TransCanada Corp.	2.57
Canadian Imperial Bank of Commerce	2.56

TOTAL	41.73%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI CHILE CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.40)%	(6.93)%	(7.34)%	(7.40)%	(6.93)%	(7.34)%
5 Years	0.90%	0.92%	1.83%	4.56%	4.70%	9.50%
Since Inception	(0.30)%	(0.35)%	0.34%	(2.05)%	(2.35)%	2.34%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Index performance through February 11, 2013 reflects the performance of the MSCI Chile Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Chile Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$999.90	$3.13	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE CAPPED ETF

The iShares MSCI Chile Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Chilean equities, as represented by the MSCI Chile Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was -7.40%, net of fees, while the total return for the Index was -7.34%.

As represented by the Index, Chilean equities declined for the reporting period and lagged the performance of broad international equity indexes.

Chile relies on copper exports for much of its economic livelihood. The Chilean economy was hurt during the reporting period as decreased demand in China for copper sent the metal’s price to its lowest level in four years and the recent investment boom in the mining industry appeared to come to an end.

As export levels and foreign direct investment trended downward, economic growth cooled throughout the reporting period. After healthy year-on-year GDP growth of 5.0% in the third quarter of 2013, GDP growth slowed to 2.7% in the fourth quarter of 2013, 2.4% in the first quarter of 2014, and 1.9% in the second quarter of 2014, its slowest quarterly GDP growth level since 2009. Consumer confidence declined to its lowest level in more than two years by the end of the reporting period, and retail sales grew at their slowest pace since 2009. In response, the country’s central bank cut its benchmark interest rate six times between October 2013 and August 2014 to help support economic growth.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Utilities	26.38%
Financials	18.24
Consumer Discretionary	12.21
Consumer Staples	12.09
Materials	10.41
Industrials	8.07
Energy	7.96
Telecommunication Services	2.35
Information Technology	1.98
Health Care	0.31

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

S.A.C.I. Falabella SA	10.36%
Enersis SA	9.30
Empresas Copec SA	7.96
Empresa Nacional de Electricidad SA	6.89
LATAM Airlines Group SA	5.45
Banco Santander (Chile) SA	5.26
Cencosud SA	4.59
Banco de Chile	4.49
Empresas CMPC SA	4.46
Sociedad Quimica y Minera de Chile SA Series B (Preferred)	4.06

TOTAL	62.82%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI COLOMBIA CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.44%	12.31%	13.21%	11.44%	12.31%	13.21%
Since Inception	11.91%	12.46%	13.21%	14.53%	15.20%	16.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/18/13. The first day of secondary market trading was 6/20/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,251.30	$3.46	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI COLOMBIA CAPPED ETF

The iShares MSCI Colombia Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Colombian equities, as represented by the MSCI All Colombia Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 11.44%, net of fees, while the total return for the Index was 13.21%.

As represented by the Index, Colombian equities advanced for the reporting period but lagged the performance of broad international equity indexes.

Colombia’s economy relies heavily on exports of commodities, with oil and coal representing nearly 60% of exports. Prior to the beginning of the reporting period, economic growth had slowed as global demand for Colombia’s exports had softened. In response, the government announced a stimulus package aimed primarily at the construction sector.

During the reporting period, the measures appeared to have an impact, as activity within the construction industry accelerated. As economic growth improved and consumer prices increased, Colombia’s central bank raised its benchmark interest rate for five consecutive months, from April 2014 through August 2014, in an effort to slow inflation.

In addition, in July 2014, credit rating agency Moody’s Investors Service upgraded Colombia’s sovereign debt rating one level, from Baa3 to Baa2. This change marked Colombia’s highest rating on record and placed Colombia at the same level as its neighbor Brazil.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	35.45%
Energy	24.44
Utilities	16.84
Materials	10.50
Consumer Staples	9.19
Industrials	3.58

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Ecopetrol SA	12.02%
Bancolombia SA (Preferred)	9.28
Pacific Rubiales Energy Corp.	8.48
Grupo de Inversiones Suramericana SA	6.68
Cemex Latam Holdings SA	5.09
Banco Davivienda SA (Preferred)	4.83
Interconexion Electrica SA ESP	4.77
Grupo Nutresa SA	4.62
Almacenes Exito SA	4.58
Corporacion Financiera Colombiana SA	4.49

TOTAL	64.84%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI ISRAEL CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.67%	22.52%	21.31%	20.67%	22.52%	21.31%
5 Years	4.29%	4.35%	4.59%	23.37%	23.71%	25.17%
Since Inception	2.66%	2.72%	3.12%	18.42%	18.84%	21.82%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,015.00	$3.15	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

The iShares MSCI Israel Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Israeli equities, as represented by the MSCI Israel Capped Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 20.67%, net of fees, while the total return for the Index was 21.31%.

The Israeli equity market posted a strong return during the reporting period, despite a recent conflict in Gaza that had an adverse impact on the economy and weighed on returns late in the period.

The 50-day conflict in the summer of 2014 dampened tourism and caused international airlines to cancel service for several days. The number of foreign visitors declined 31% in July and August compared to the same period last year as hotel cancellations surged. Israeli consumer spending during the conflict also fell, and GDP, which had been growing at a 3% rate through the second quarter of 2014 versus the same quarter a year ago, was expected by economists to decline. Meanwhile, government spending on the conflict prompted officials to approve spending cuts to avoid a growing budget deficit. However, Israel’s technology sector remained steady, with a series of successful initial public offerings during the summer. In addition, many Israeli companies were relatively insulated from the harmful economic effects of the conflict because they generate the bulk of their sales and profits overseas.

In late August 2014, the Bank of Israel cut the benchmark interest rate by 25 basis points to 0.25%, citing lower inflation and sluggish global growth as well as worries caused by the conflict. It was the second rate cut in consecutive months and the rate is the lowest on record in Israel to date. One effect of lower interest rates is a weakening currency, which the bank expects will boost exports.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	37.85%
Health Care	23.91
Materials	10.30
Telecommunication Services	7.18
Information Technology	5.96
Energy	5.51
Industrials	5.08
Consumer Staples	3.57
Consumer Discretionary	0.64

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Teva Pharmaceutical Industries Ltd.	23.59%
Bank Hapoalim BM	10.47
Bank Leumi le-Israel BM	9.04
Israel Chemicals Ltd.	5.99
Bezeq The Israel Telecommunication Corp. Ltd.	4.88
NICE Systems Ltd.	3.84
Delek Group Ltd. (The)	3.01
Mizrahi Tefahot Bank Ltd.	2.99
Israel Discount Bank Ltd. Class A	2.78
Israel Corp. Ltd. (The)	2.66

TOTAL	69.25%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI MEXICO CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.42%	18.40%	17.05%	17.42%	18.40%	17.05%
5 Years	12.47%	12.62%	11.93%	79.96%	81.19%	75.66%
10 Years	15.68%	15.68%	15.30%	329.06%	329.01%	315.31%
GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2007 reflects the performance of the MSCI Mexico Index. Index performance beginning on December 1, 2007 through February 11, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Mexico Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,186.40	$2.65	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

The iShares MSCI Mexico Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Mexican equities, as represented by the MSCI Mexico Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 17.42%, net of fees, while the total return for the Index was 17.05%.

As represented by the Index, Mexican equities advanced for the reporting period and performed in line with broad international equity indexes.

Mexico continued to recover, although slowly, from the recession it experienced in 2009. After expanding 1.0% in the third quarter of 2013, GDP growth was a relatively muted 0.17% in the fourth quarter of 2013, followed by 0.44% and 1.0% growth rates in the first and second quarters of 2014, respectively.

Mexico’s export-driven economy has benefited from an increase in export levels in the past several years, due in large part to an increase in automobile production. For the first six months of 2014, automobile output rose 7.4%, supported by new plants owned by three key automobile manufacturers. Export growth strengthened overall during the reporting period, and the services sector, which reflects domestic demand, expanded.

Mexico’s central bank cut its benchmark interest rate three times during the reporting period, the latest time in June 2014 to 3%, a record low, in an effort to further stimulate economic growth. In July 2014, the central bank held rates steady, citing indications of improved economic growth levels.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Consumer Staples	22.80%
Financials	20.99
Telecommunication Services	16.91
Materials	15.80
Industrials	12.17
Consumer Discretionary	10.32
Health Care	1.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

America Movil SAB de CV Series L	16.69%
Grupo Televisa SAB de CV CPO	7.37
Fomento Economico Mexicano SAB de CV BD Units	7.25
Grupo Financiero Banorte SAB de CV Series O	6.70
Cemex SAB de CV CPO	6.10
Wal-Mart de Mexico SAB de CV Series V	4.66
Grupo Mexico SAB de CV Series B	4.59
Alfa SAB de CV Series A	3.93
Fibra Uno Administracion SAB de CV	3.58
Grupo Financiero Inbursa SAB de CV Series O	3.09

TOTAL	63.96%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH AFRICA ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.13%	24.00%	23.93%	23.13%	24.00%	23.93%
5 Years	9.47%	9.31%	10.16%	57.19%	56.06%	62.23%
10 Years	12.23%	12.11%	13.25%	217.16%	213.60%	246.99%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,142.40	$3.35	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

The iShares MSCI South Africa ETF (the “Fund”) seeks to track the investment results of an index composed of South African equities, as represented by the MSCI South Africa Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 23.13%, net of fees, while the total return for the Index was 23.93%.

South African stocks, as represented by the Index, produced strong returns for the reporting period. The Index declined in early 2014 before staging a strong recovery during the second half of the reporting period.

During early 2014, the Index declined temporarily after the Fed announced plans to reduce stimulus measures. Such a move would typically cause interest rates to rise, and make investors more cautious about investing in riskier assets. However, when U.S. interest rates subsequently remained low, investor appetite towards risk returned and emerging markets such as South Africa rebounded. In addition, South African companies benefited from their significant operations in other African markets with stronger economic growth trends.

However, South Africa appears to be facing a period of slower growth after a decade of high growth driven by strong demand for commodities and an expanding middle class. Most recently, the economy has been disrupted by labor unrest, a high crime rate and a burdensome regulatory climate.

During the past decade, rising commodity prices resulted in strong appreciation of the South African rand. More recently, however, South Africa’s rising budget deficit and weakening economic fundamentals have depressed the currency. In July 2014, South Africa’s central bank increased short-term interest rates from 5.5% to 5.75% to combat inflation, which hovered around 6% throughout most of the reporting period. This was the second rate increase during the reporting period, as the central bank also increased the rate by 50 basis points at its January 2014 meeting.

In terms of sector performance, consumer discretionary stocks posted the strongest contribution to Index returns for the reporting period, followed by financials and telecommunication services stocks. The consumer staples, materials and industrials sectors lagged the other sectors.

PORTFOLIO ALLOCATION As of 8/31/14

Sector	Percentage of Total Investments*

Financials	27.50%
Consumer Discretionary	24.68
Telecommunication Services	13.28
Energy	10.64
Materials	9.78
Health Care	6.00
Consumer Staples	4.88
Industrials	3.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/14

Security	Percentage of Total Investments*

Naspers Ltd. Class N	15.71%
MTN Group Ltd.	11.89
Sasol Ltd.	10.00
Standard Bank Group Ltd.	4.91
FirstRand Ltd.	3.92
Sanlam Ltd.	3.56
Remgro Ltd.	3.43
Steinhoff International Holdings Ltd.	3.23
Aspen Pharmacare Holdings Ltd.	2.86
Bidvest Group Ltd.	2.59

TOTAL	62.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI TURKEY ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.52%	16.36%	16.42%	15.52%	16.36%	16.42%
5 Years	5.16%	4.91%	5.68%	28.61%	27.11%	31.81%
Since Inception	3.73%	3.65%	4.17%	26.57%	25.98%	30.06%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,321.30	$3.63	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY ETF

The iShares MSCI Turkey ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Turkish equities, as represented by the MSCI Turkey Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 15.52%, net of fees, while the total return for the Index was 16.42%.

The Turkish equity market, as represented by the Index, posted a solid return during the reporting period, slightly underperforming the broad international equity market.

Turkey is the largest national economy in Central and Eastern Europe, representing a mix of modern industry along with traditional agriculture. Although the private sector is growing, the state remains a major participant in basic industry, banking, transportation and communications.

Turkey’s economic growth nearly doubled to 4% during 2013, and continued that level of growth into early 2014. This took place despite the country’s dependence on exports to struggling economies in Europe and despite armed conflicts in neighboring Russia/Ukraine and the Middle East. However, economic growth declined during the second quarter of 2014.

The Turkish stock market declined during the first half of the reporting period, before rebounding sharply in the second half of the reporting period. In general, emerging markets saw investment performance lag after the Fed announced plans to reduce stimulus measures, which would potentially cause interest rates to rise, and make investors more cautious about investing in riskier assets. However, as the reporting period progressed, rising expectations that the Fed would be slower to raise rates than originally had been anticipated, as well as reduced political unrest, helped to refuel investors’ appetite for risk, boosting returns for emerging markets equities.

In May 2013, the country’s credit rating was increased by ratings agency Moody’s Investors Service from non-investment grade status to investment grade status for the first time in 20 years. However, political unrest in the region has caused the country’s bond yields to surge higher, a sign that investors require greater return to compensate for increased risk.

PORTFOLIO ALLOCATION As of 8/31/14

Sector	Percentage of Total Investments*

Financials	46.95%
Consumer Staples	13.75
Industrials	12.80
Telecommunication Services	8.29
Materials	7.85
Consumer Discretionary	5.53
Energy	3.89
Utilities	0.49
Health Care	0.36
Information Technology	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/14

Security	Percentage of Total Investments*

Turkiye Garanti Bankasi AS	11.25%
Akbank TAS	8.53
Turkcell Iletisim Hizmetleri AS	6.40
BIM Birlesik Magazalar AS	6.21
Turkiye Halk Bankasi AS	5.70
Haci Omer Sabanci Holding AS	5.28
Turkiye Is Bankasi AS Class C	5.05
KOC Holding AS	4.03
Turkiye Petrol Rafinerileri AS	3.66
Anadolu Efes Biracilik ve Malt Sanayii AS	3.42

TOTAL	59.53%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.98%	25.01%	25.22%	24.98%	25.01%	25.22%
Since Inception	15.71%	15.71%	15.94%	87.98%	87.98%	89.44%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,085.30	$0.79	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ETF

The iShares MSCI USA ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities, as represented by the MSCI USA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 24.98%, net of fees, while the total return for the Index was 25.22%.

Domestic stocks, as represented by the Index, generated strong performance during the reporting period, and outperformed the broad international developed equity market. This outperformance reflected the overall improvement in the U.S. economy, as the combination of accommodative monetary policy, low inflation, steady job growth, rising corporate profits and healthy consumer sentiment helped drive economic growth in the United States during the majority of the reporting period.

Every sector of the Index posted a positive double-digit return during the reporting period. The information technology sector was the strongest contributor to Index performance, as consumer spending on technology offset slow business spending. Health care was the second largest contributor to performance, as health care stocks gained despite the changing competitive landscape due to the Affordable Care Act. The energy sector also delivered strong results for the reporting period, as energy companies rallied amid rising U.S. production and volatile prices of oil and natural gas. The industrials and materials sectors also added to Index performance during the reporting period, as manufacturing activity continued to expand.

The financials sector posted a solid, positive return while lagging many of the other sectors in the Index on a relative basis. Consumer-based stocks also trailed the overall Index during the reporting period, as retail sales declined sharply during the unusually cold winter. Telecommunication services and utilities underperformed the broader market, although these collectively represented only 6% of the Index on average, which limited their impact on Index performance during the reporting period.

PORTFOLIO ALLOCATION As of 8/31/14

Sector	Percentage of Total Investments*

Information Technology	19.49%
Financials	15.99
Health Care	13.62
Consumer Discretionary	12.54
Energy	10.45
Industrials	10.03
Consumer Staples	9.15
Materials	3.51
Utilities	2.77
Telecommunication Services	2.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/14

Security	Percentage of Total Investments*

Apple Inc.	3.30%
Exxon Mobil Corp.	2.27
Microsoft Corp.	1.90
Johnson & Johnson	1.56
General Electric Co.	1.39
Wells Fargo & Co.	1.37
Chevron Corp.	1.31
J.P. Morgan Chase & Co.	1.20
Procter & Gamble Co. (The)	1.20
Verizon Communications Inc.	1.10

TOTAL	16.60%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2014 and held through August 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 59.08%

AEROSPACE & DEFENSE — 1.38%
Embraer SA	7,705,732	$75,109,837

		75,109,837
BEVERAGES — 6.01%
AMBEV SA	44,932,160	327,319,706

		327,319,706
CAPITAL MARKETS — 0.75%
CETIP SA – Mercados Organizados	2,815,683	41,086,032

		41,086,032
COMMERCIAL BANKS — 5.40%
Banco Bradesco SA	4,345,920	77,729,534
Banco do Brasil SA	8,982,197	140,460,357
Banco Santander (Brasil) SA Units	11,002,041	76,016,873

		294,206,764
CONTAINERS & PACKAGING — 0.59%
Klabin SA	6,373,620	32,387,236

		32,387,236
DIVERSIFIED CONSUMER SERVICES — 3.02%
Estacio Participacoes SA	3,637,400	48,329,602
Kroton Educacional SA	3,885,616	116,435,634

		164,765,236
DIVERSIFIED FINANCIAL SERVICES — 2.33%
BM&F Bovespa SA	21,047,200	126,985,855

		126,985,855
ELECTRIC UTILITIES — 1.59%
Centrais Eletricas Brasileiras SA	4,537,899	16,528,738
CPFL Energia SA	3,466,400	34,996,302
EDP Energias do Brasil SA	3,851,800	19,452,231
Transmissora Alianca de Energia Eletrica SA	1,526,000	15,917,785

		86,895,056
FOOD & STAPLES RETAILING — 0.54%
Raia Drogasil SA	3,025,900	29,480,736

		29,480,736
FOOD PRODUCTS — 4.81%
BRF SA	7,424,850	198,765,844
JBS SA	9,187,622	41,553,813
M Dias Branco SA	485,600	21,919,332

		262,238,989

Security	Shares	Value

HEALTH CARE PROVIDERS & SERVICES — 0.77%
Odontoprev SA	2,250,600	$9,816,923
Qualicorp SAa	2,590,400	32,415,454

		42,232,377
HOUSEHOLD DURABLES — 0.48%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,127,500	26,175,605

		26,175,605
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.69%
Tractebel Energia SA	2,235,400	37,473,958

		37,473,958
INSURANCE — 2.94%
BB Seguridade Participacoes SA	7,289,500	116,433,925
Porto Seguro SA	1,710,800	25,368,972
Sul America SA Units	2,670,850	18,465,755

		160,268,652
INTERNET & CATALOG RETAIL — 0.49%
B2W Companhia Global do Varejo[a]	1,567,200	26,545,498

		26,545,498
IT SERVICES — 2.78%
Cielo SA	8,070,464	151,342,615

		151,342,615
MACHINERY — 0.80%
WEG SA	3,486,530	43,613,763

		43,613,763
METALS & MINING — 3.35%
Companhia Siderurgica Nacional SA	9,544,054	41,886,264
Vale SA	10,800,900	140,565,444

		182,451,708
MULTILINE RETAIL — 1.30%
Lojas Americanas SA	2,690,950	15,634,221
Lojas Renner SA	1,604,600	54,946,013

		70,580,234
OIL, GAS & CONSUMABLE FUELS — 7.60%
Cosan SA Industria e Comercio	1,742,490	36,211,832
Petroleo Brasileiro SA	27,483,744	271,944,802
Ultrapar Participacoes SA	4,104,700	105,830,101

		413,986,735

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2014

Security	Shares	Value

PAPER & FOREST PRODUCTS — 0.84%
Duratex SA	2,262,511	$10,182,336
Fibria Celulose SAa	3,410,126	35,479,758

		45,662,094
PERSONAL PRODUCTS — 1.51%
Hypermarcas SAa	4,638,500	40,341,092
Natura Cosmeticos SA	2,274,800	41,692,721

		82,033,813
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.93%
BR Malls Participacoes SA	5,346,500	55,602,357
BR Properties SA	2,758,700	18,370,374
Multiplan Empreendimentos Imobiliarios SA	1,206,800	31,125,306

		105,098,037
ROAD & RAIL — 1.12%
ALL – America Latina Logistica SA	6,756,100	24,910,203
Localiza Rent A Car SA	2,028,340	36,124,042

		61,034,245
SOFTWARE — 0.56%
Totvs SA	1,685,700	30,782,643

		30,782,643
SPECIALTY RETAIL — 0.38%
Via Varejo SAa	1,865,700	20,845,344

		20,845,344
TOBACCO — 0.83%
Souza Cruz SA	4,849,100	45,423,403

		45,423,403
TRANSPORTATION INFRASTRUCTURE — 2.12%
CCR SA	10,483,000	94,918,809
EcoRodovias Infraestrutura e Logistica SA	3,248,600	20,761,538

		115,680,347
WATER UTILITIES — 1.09%
Companhia de Saneamento Basico do Estado de Sao Paulo	4,434,900	42,395,706
Companhia de Saneamento de Minas Gerais SA	958,600	17,136,600

		59,532,306

Security	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES — 1.08%
TIM Participacoes SA	10,479,690	$58,778,624

		58,778,624

TOTAL COMMON STOCKS
(Cost: $1,913,040,349)		3,220,017,448

PREFERRED STOCKS — 40.62%

CHEMICALS — 0.34%
Braskem SA Class A	2,730,836	18,611,986

		18,611,986
COMMERCIAL BANKS — 18.42%
Banco Bradesco SA	20,207,436	368,828,266
Banco do Estado do Rio Grande do Sul SA Class B	2,987,010	20,624,927
Itau Unibanco Holding SA	27,278,611	492,040,285
Itausa – Investimentos Itau SA	25,141,529	122,474,432

		1,003,967,910
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.87%
Oi SA	39,300,293	25,467,777
Telefonica Brasil SA	3,583,574	76,634,719

		102,102,496
ELECTRIC UTILITIES — 2.27%
Centrais Eletricas Brasileiras SA Class B	3,434,551	18,956,763
Companhia Energetica de Minas Gerais	8,945,890	76,603,094
Companhia Paranaense de Energia Class B	1,571,800	27,859,752

		123,419,609
FOOD & STAPLES RETAILING — 1.51%
Companhia Brasileira de Distribuicao	1,619,864	82,471,858

		82,471,858
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.91%
AES Tiete SA	1,672,100	15,035,486
Companhia Energetica de Sao Paulo Class B	2,429,270	34,405,294

		49,440,780
METALS & MINING — 6.23%
Bradespar SA	3,196,600	29,215,200
Gerdau SA	10,481,046	60,706,735
Metalurgica Gerdau SA	3,845,590	27,257,964

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2014

Security	Shares	Value

Usinas Siderurgicas de Minas Gerais SA Class A	5,898,300	$21,299,307
Vale SA Class A	17,306,200	200,863,451

		339,342,657
MULTILINE RETAIL — 0.87%
Lojas Americanas SA	6,692,906	47,380,231

		47,380,231
OIL, GAS & CONSUMABLE FUELS — 7.84%
Petroleo Brasileiro SA	40,962,178	427,461,668

		427,461,668
PAPER & FOREST PRODUCTS — 0.36%
Suzano Papel e Celulose SA Class A	4,881,600	19,438,697

		19,438,697

TOTAL PREFERRED STOCKS
(Cost: $1,238,598,121)		2,213,637,892

SHORT-TERM INVESTMENTS — 0.08%

MONEY MARKET FUNDS — 0.08%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	4,267,567	4,267,567

		4,267,567

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,267,567)		4,267,567

TOTAL INVESTMENTS IN SECURITIES — 99.78%
(Cost: $3,155,906,037)		5,437,922,907
Other Assets, Less Liabilities — 0.22%		11,762,428

NET ASSETS — 100.00%		$5,449,685,335

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI CANADA ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.76%

AEROSPACE & DEFENSE — 0.54%
Bombardier Inc. Class B	3,657,000	$12,338,898
CAE Inc.	667,000	8,264,098

		20,602,996
AUTO COMPONENTS — 1.66%
Magna International Inc. Class A	553,150	62,864,560

		62,864,560
CAPITAL MARKETS — 0.83%
CI Financial Corp.	579,600	19,064,419
IGM Financial Inc.	256,450	12,265,154

		31,329,573
CHEMICALS — 3.35%
Agrium Inc.	366,850	34,772,544
Methanex Corp.	244,950	16,416,561
Potash Corp. of Saskatchewan Inc.	2,149,350	75,670,594

		126,859,699
COMMERCIAL BANKS — 26.10%
Bank of Montreal	1,638,750	126,386,564
Bank of Nova Scotia	3,091,200	205,291,586
Canadian Imperial Bank of Commerce	1,009,700	96,720,836
National Bank of Canada	832,600	40,150,547
Royal Bank of Canada	3,662,750	272,726,727
Toronto-Dominion Bank (The)	4,679,350	246,962,699

		988,238,959
COMPUTERS & PERIPHERALS — 0.34%
BlackBerry Ltd.[a,b]	1,270,750	12,944,722

		12,944,722
CONSTRUCTION & ENGINEERING — 0.52%
SNC-Lavalin Group Inc.	386,400	19,833,835

		19,833,835

DIVERSIFIED FINANCIAL SERVICES — 0.35%
Onex Corp.	225,400	13,155,173

		13,155,173
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.42%
BCE Inc.	652,050	29,424,151
Bell Aliant Inc.	189,750	5,396,439
TELUS Corp. NVS	523,215	19,124,660

		53,945,250
ELECTRIC UTILITIES — 0.44%
Fortis Inc.	543,950	16,808,669

		16,808,669

Security	Shares	Value

FOOD & STAPLES RETAILING — 2.51%
Alimentation Couche-Tard Inc. Class B	1,060,300	$31,874,979
Empire Co. Ltd. Class A	140,300	9,776,702
George Weston Ltd.	131,100	10,414,277
Loblaw Companies Ltd.	576,150	28,787,582
Metro Inc. Class A	220,800	14,348,183

		95,201,723
FOOD PRODUCTS — 0.52%
Saputo Inc.	322,000	19,633,169

		19,633,169
HEALTH CARE PROVIDERS & SERVICES — 0.65%
Catamaran Corp.[a]	525,550	24,820,398

		24,820,398
HOTELS, RESTAURANTS & LEISURE — 0.73%
Tim Hortons Inc.	341,550	27,519,216

		27,519,216
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.21%
TransAlta Corp.	684,250	7,910,113

		7,910,113
INSURANCE — 7.45%
Fairfax Financial Holdings Ltd.	52,900	24,432,753
Great-West Lifeco Inc.	761,300	22,331,935
Industrial Alliance Insurance and Financial Services Inc.	253,000	10,947,979
Intact Financial Corp.	334,650	22,801,550
Manulife Financial Corp.	4,709,250	95,292,037
Power Corp. of Canada	943,000	27,853,164
Power Financial Corp.	632,500	20,495,391
Sun Life Financial Inc.	1,551,350	57,820,770

		281,975,579
IT SERVICES — 0.53%
CGI Group Inc. Class Aa,b	561,200	19,907,791

		19,907,791
MEDIA — 1.59%
Shaw Communications Inc. Class B	987,850	24,943,269
Thomson Reuters Corp.	925,750	35,161,005

		60,104,274
METALS & MINING — 8.06%
Agnico-Eagle Mines Ltd.	524,400	20,100,993
Barrick Gold Corp.	2,960,100	54,549,342
Eldorado Gold Corp.	1,815,850	15,049,082

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2014

Security	Shares	Value

First Quantum Minerals Ltd.	1,500,750	$33,771,198
Franco-Nevada Corp.	396,750	22,405,997
Goldcorp Inc.	2,067,700	58,194,866
Kinross Gold Corp.[a]	2,898,000	11,487,808
New Gold Inc.[a,b]	1,274,200	8,257,779
Silver Wheaton Corp.	909,650	22,775,842
Teck Resources Ltd. Class B	1,440,950	32,797,470
Turquoise Hill Resources Ltd.[a,b]	2,036,650	6,871,758
Yamana Gold Inc.	2,205,700	18,829,022

		305,091,157
MULTI-UTILITIES — 0.51%
ATCO Ltd. Class I NVS	193,200	8,333,559
Canadian Utilities Ltd. Class A	308,200	11,120,487

		19,454,046
MULTILINE RETAIL — 0.90%
Canadian Tire Corp. Ltd. Class A NVS	194,350	20,123,892
Dollarama Inc.	163,300	13,935,636

		34,059,528
OIL, GAS & CONSUMABLE FUELS — 27.12%
AltaGas Ltd.	333,500	16,168,486
ARC Resources Ltd.	800,400	23,191,124
Athabasca Oil Corp.[a]	813,050	5,936,258
Baytex Energy Corp.	419,750	18,813,777
Cameco Corp.	1,005,100	19,698,941
Canadian Natural Resources Ltd.	2,778,400	121,381,310
Canadian Oil Sands Ltd.	1,231,650	26,591,604
Cenovus Energy Inc.	1,922,800	61,472,878
Crescent Point Energy Corp.	1,045,350	43,365,522
Enbridge Inc.	2,121,750	106,072,830
Encana Corp.	1,882,550	43,508,208
Enerplus Corp.	518,650	11,900,621
Husky Energy Inc.	875,150	26,704,277
Imperial Oil Ltd.	754,400	40,239,303
Inter Pipeline Ltd.	815,350	27,269,784
Keyera Corp.	212,750	18,761,618
MEG Energy Corp.[a]	395,600	14,124,534
Pacific Rubiales Energy Corp.	796,950	16,625,931
Pembina Pipeline Corp.	821,100	37,824,722
Pengrowth Energy Corp.	1,331,700	8,507,657
Penn West Petroleum Ltd.	1,247,750	9,719,740
Peyto Exploration & Development Corp.	371,450	13,193,794
Suncor Energy Inc.	3,731,750	153,535,840
Talisman Energy Inc.	2,630,050	26,500,527

Security	Shares	Value

Tourmaline Oil Corp.[a]	432,400	$21,951,849
TransCanada Corp.	1,799,750	96,943,436
Vermilion Energy Inc.	261,050	17,021,495

		1,027,026,066
PHARMACEUTICALS — 2.51%
Valeant Pharmaceuticals International Inc.[a]	809,600	95,069,692

		95,069,692
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.44%
H&R Real Estate Investment Trust	336,950	7,184,746
RioCan Real Estate Investment Trust	378,350	9,448,723

		16,633,469
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.89%
Brookfield Asset Management Inc. Class A	1,408,750	67,466,755
First Capital Realty Inc.	238,050	4,239,803

		71,706,558
ROAD & RAIL — 6.33%
Canadian National Railway Co.	2,091,850	150,590,059
Canadian Pacific Railway Ltd.	443,900	89,123,744

		239,713,803
SOFTWARE — 0.46%
Open Text Corp.	309,350	17,418,850

		17,418,850
TEXTILES, APPAREL & LUXURY GOODS — 0.45%
Gildan Activewear Inc.	295,550	16,985,100

		16,985,100
TRADING COMPANIES & DISTRIBUTORS — 0.36%
Finning International Inc.	437,000	13,656,879

		13,656,879
WIRELESS TELECOMMUNICATION SERVICES — 0.99%
Rogers Communications Inc. Class B	920,000	37,588,753

		37,588,753

TOTAL COMMON STOCKS
(Cost: $3,669,195,894)		3,778,059,600

SHORT-TERM INVESTMENTS — 0.85%

MONEY MARKET FUNDS — 0.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	28,348,652	28,348,652

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2014

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	1,784,625	$1,784,625
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,917,613	1,917,613

		32,050,890

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,050,890)		32,050,890

TOTAL INVESTMENTS IN SECURITIES — 100.61%
(Cost: $3,701,246,784)		3,810,110,490
Other Assets, Less Liabilities — (0.61)%		(23,204,260)

NET ASSETS — 100.00%		$3,786,906,230

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of August 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
134	S&P/TSX 60 Index (Sept. 2014)	Montreal	$22,168,832	$893,090

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CHILE CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 93.57%

AIRLINES — 5.43%
LATAM Airlines Group SAa	1,548,145	$19,152,339

		19,152,339
BEVERAGES — 4.30%
Compania Cervecerias Unidas SA	881,943	9,472,760
Vina Concha y Toro SA	2,907,432	5,670,328

		15,143,088
COMMERCIAL BANKS — 15.50%
Banco de Chile	129,407,440	15,791,909
Banco de Credito e Inversiones	190,597	10,387,762
Banco Santander (Chile) SA	312,394,376	18,509,129
CorpBanca SA	809,060,289	9,941,564

		54,630,364
CONSTRUCTION & ENGINEERING — 0.99%
Besalco SA	2,237,657	1,531,399
SalfaCorp SA	2,572,463	1,966,799

		3,498,198
DIVERSIFIED FINANCIAL SERVICES — 0.83%
Inversiones la Construccion SA	221,215	2,913,836

		2,913,836
ELECTRIC UTILITIES — 10.36%
E.CL SA	2,639,867	3,807,854
Enersis SA	97,126,531	32,695,215

		36,503,069
FOOD & STAPLES RETAILING — 4.58%
Cencosud SA	5,383,636	16,153,639

		16,153,639
FOOD PRODUCTS — 1.04%
Empresas Aquachile SAa	3,320,738	2,154,268
Multiexport Foods SAa	6,692,098	1,528,750

		3,683,018
HEALTH CARE PROVIDERS & SERVICES — 0.31%
Cruz Blanca Salud SA	1,326,692	1,081,274

		1,081,274
HOUSEHOLD DURABLES — 0.25%
Socovesa SA	4,038,966	870,761

		870,761
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 12.52%
AES Gener SA	15,460,203	7,903,682
Colbun SA	45,853,876	12,000,783

Security	Shares	Value

Empresa Nacional de Electricidad SA	15,854,182	$24,221,995

		44,126,460
IT SERVICES — 1.97%
Sonda SA	3,001,776	6,956,263

		6,956,263
MARINE — 0.75%
Compania SudAmericana de Vapores SAa	62,692,134	2,638,497

		2,638,497
METALS & MINING — 1.55%
CAP SA	460,108	5,466,369

		5,466,369
MULTILINE RETAIL — 11.32%
Empresas Hites SA	1,939,973	919,371
Ripley Corp. SA	4,739,100	2,558,665
S.A.C.I. Falabella SA	4,838,522	36,437,818

		39,915,854
OIL, GAS & CONSUMABLE FUELS — 7.94%
Empresas Copec SA	2,228,115	28,006,660

		28,006,660
PAPER & FOREST PRODUCTS — 4.78%
Empresas CMPC SA	6,293,889	15,666,611
Masisa SA	26,247,583	1,197,430

		16,864,041
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.87%
Parque Arauco SA	3,553,974	6,607,363

		6,607,363
TEXTILES, APPAREL & LUXURY GOODS — 0.61%
Forus SA	506,009	2,139,030

		2,139,030
TRANSPORTATION INFRASTRUCTURE — 0.88%
Sociedad Matriz SAAM SA	37,585,561	3,095,693

		3,095,693
WATER UTILITIES — 3.45%
Aguas Andinas SA Series A	13,732,765	8,612,120
Inversiones Aguas Metropolitanas SA	2,204,197	3,532,418

		12,144,538
WIRELESS TELECOMMUNICATION SERVICES — 2.34%
Empresa Nacional de Telecomunicaciones SA	719,394	8,252,595

		8,252,595

TOTAL COMMON STOCKS
(Cost: $284,054,146)		329,842,949

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI CHILE CAPPED ETF

August 31, 2014

Security	Shares	Value

PREFERRED STOCKS — 6.19%

BEVERAGES — 2.14%
Coca-Cola Embonor SA	1,346,556	$2,265,511
Embotelladora Andina SA Class B	1,609,332	5,275,366

		7,540,877
CHEMICALS — 4.05%
Sociedad Quimica y Minera de Chile SA Series B	521,686	14,281,529

		14,281,529

TOTAL PREFERRED STOCKS (Cost: $22,661,488)		21,822,406

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	316,985	316,985

		316,985

TOTAL SHORT-TERM INVESTMENTS (Cost: $316,985)		316,985

TOTAL INVESTMENTS IN SECURITIES — 99.85%
(Cost: $307,032,619)		351,982,340
Other Assets, Less Liabilities — 0.15%		517,113

NET ASSETS — 100.00%		$352,499,453

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI COLOMBIA CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 78.14%

COMMERCIAL BANKS — 4.62%
Banco de Bogota SA	10,260	$387,949
Bancolombia SA	46,152	709,679
Grupo Aval Acciones y Valores SA	103,230	76,678

		1,174,306
CONSTRUCTION MATERIALS — 9.45%
Cementos Argos SA	42,588	250,850
Cemex Latam Holdings SAa	127,890	1,266,601
Grupo Argos SA	71,118	881,538

		2,398,989
DIVERSIFIED FINANCIAL SERVICES — 14.07%
Bolsa de Valores de Colombia	60,729,516	791,388
Corporacion Financiera Colombiana SA NVS	52,398	1,117,088
Grupo de Inversiones Suramericana SA	72,360	1,663,362

		3,571,838
ELECTRIC UTILITIES — 12.46%
Celsia SA ESP	289,890	982,192
Interconexion Electrica SA ESP	234,882	1,187,602
Isagen SA ESP	664,848	994,612

		3,164,406
FOOD & STAPLES RETAILING — 4.49%
Almacenes Exito SA	66,978	1,140,244

		1,140,244
FOOD PRODUCTS — 4.52%
Grupo Nutresa SA	76,914	1,149,029

		1,149,029
GAS UTILITIES — 4.05%
Empresa de Energia de Bogota SA	1,132,956	1,027,571

		1,027,571
METALS & MINING — 0.52%
Mineros SA	87,826	132,761

		132,761
OIL, GAS & CONSUMABLE FUELS — 23.96%
Canacol Energy Ltd.[a]	156,060	981,174
Ecopetrol SA	1,726,002	2,991,455
Pacific Rubiales Energy Corp.	101,232	2,111,897

		6,084,526

TOTAL COMMON STOCKS
(Cost: $18,094,904)		19,843,670

Security	Shares	Value

PREFERRED STOCKS — 19.90%

AIRLINES — 3.51%
Avianca Holdings SA	437,976	$890,358

		890,358
COMMERCIAL BANKS — 14.67%
Banco Davivienda SA	72,378	1,203,502
Bancolombia SA	145,872	2,311,506
Grupo Aval Acciones y Valores SA	282,528	211,331

		3,726,339
CONSTRUCTION MATERIALS — 0.33%
Grupo Argos SA	6,768	82,552

		82,552
DIVERSIFIED FINANCIAL SERVICES — 1.39%
Grupo de Inversiones Suramericana SA	15,570	353,854

		353,854

TOTAL PREFERRED STOCKS
(Cost: $4,337,319)		5,053,103

SHORT-TERM INVESTMENTS — 0.21%

MONEY MARKET FUNDS — 0.21%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	53,269	53,269

		53,269

TOTAL SHORT-TERM INVESTMENTS
(Cost: $53,269)		53,269

TOTAL INVESTMENTS IN SECURITIES — 98.25%
(Cost: $22,485,492)		24,950,042
Other Assets, Less Liabilities — 1.75%		445,630

NET ASSETS — 100.00%		$25,395,672

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.72%

AEROSPACE & DEFENSE — 2.47%
Elbit Systems Ltd.	50,496	$3,009,892

		3,009,892
BIOTECHNOLOGY — 0.32%
Kamada Ltd.[a]	56,016	384,910

		384,910
CHEMICALS — 10.27%
Frutarom	79,440	1,996,909
Israel Chemicals Ltd.	939,744	7,268,505
Israel Corp. Ltd. (The)[a]	5,712	3,223,845

		12,489,259
COMMERCIAL BANKS — 25.81%
Bank Hapoalim BM	2,239,776	12,710,308
Bank Leumi le-Israel BMa	2,805,264	10,966,661
First International Bank of Israel Ltd.	46,512	729,927
Israel Discount Bank Ltd. Class Aa	2,004,529	3,370,467
Mizrahi Tefahot Bank Ltd.	295,008	3,625,183

		31,402,546
COMMUNICATIONS EQUIPMENT — 0.56%
Ituran Location and Control Ltd.	31,440	683,884

		683,884
CONSTRUCTION & ENGINEERING — 1.26%
Electra (Israel) Ltd.	3,648	547,343
Shikun & Binui Ltd.	418,896	981,736

		1,529,079
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.86%
Bezeq The Israel Telecommunication Corp. Ltd.	3,125,616	5,917,683

		5,917,683
ELECTRICAL EQUIPMENT — 0.73%
Ormat Industries Ltd.	119,184	882,090

		882,090
FOOD & STAPLES RETAILING — 0.92%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	13,344	664,508
Shufersal Ltd.	161,088	459,555

		1,124,063
FOOD PRODUCTS — 2.64%
Osem Investment Ltd.	76,080	1,680,694
Strauss Group Ltd.	83,808	1,531,532

		3,212,226

Security	Shares	Value

INDUSTRIAL CONGLOMERATES — 0.36%
Discount Investment Corp. Ltd. Registered[a]	53,280	$438,675

		438,675
INSURANCE — 3.59%
Clal Insurance Enterprises Holdings Ltd.[a]	40,368	740,751
Harel Insurance Investments & Financial Services Ltd.	226,704	1,276,973
Menorah Mivtachim Holdings Ltd.	54,960	622,235
Migdal Insurance & Financial Holdings Ltd.	837,360	1,274,907
Phoenix Holdings Ltd.	131,041	452,055

		4,366,921
IT SERVICES — 0.32%
MATRIX IT Ltd.	72,048	393,716

		393,716
MACHINERY — 0.25%
Plasson Industries Ltd.	7,344	302,536

		302,536
OIL, GAS & CONSUMABLE FUELS — 5.49%
Delek Group Ltd. (The)	10,032	3,654,747
Naphtha Israel Petroleum Corp. Ltd.[a]	72,097	517,226
Oil Refineries Ltd.[a]	2,325,120	768,872
Paz Oil Co. Ltd.	11,280	1,740,807

		6,681,652
PHARMACEUTICALS — 23.52%
Teva Pharmaceutical Industries Ltd.	548,400	28,615,648

		28,615,648
REAL ESTATE MANAGEMENT & DEVELOPMENT — 8.35%
Africa Israel Investments Ltd.[a]	231,888	383,405
Africa Israel Properties Ltd.[a]	27,025	477,497
Airport City Ltd.[a]	70,080	687,367
AL-ROV (Israel) Ltd.[a]	8,640	279,897
Alony Hetz Properties & Investments Ltd.	169,296	1,265,308
Alrov Properties and Lodgings Ltd.[a]	9,552	226,192
Amot Investments Ltd.	186,576	599,716
Bayside Land Corp. Ltd.	1,344	364,926
Gazit Globe Ltd.	192,576	2,420,961
Jerusalem Economy Ltd.	42,288	356,587
Jerusalem Oil Exploration Ltd.[a]	18,480	793,409
Melisron Ltd.	32,641	863,307

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2014

Security	Shares	Value

Nitsba Holdings (1995) Ltd.[a]	54,576	$895,784
Norstar Holdings Inc.	19,584	537,292

		10,151,648
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.23%
EZchip Semiconductor Ltd.[a]	59,664	1,499,124

		1,499,124
SOFTWARE — 3.83%
NICE Systems Ltd.	120,336	4,657,102

		4,657,102
SPECIALTY RETAIL — 0.64%
Delek Automotive Systems Ltd.	72,720	774,397

		774,397
WIRELESS TELECOMMUNICATION SERVICES — 2.30%
Cellcom Israel Ltd.	122,592	1,437,065
Partner Communications Co. Ltd.[a]	187,632	1,356,078

		2,793,143

TOTAL COMMON STOCKS (Cost: $138,192,292)		121,310,194

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	11,119	11,119

		11,119

TOTAL SHORT-TERM INVESTMENTS (Cost: $11,119)		11,119

TOTAL INVESTMENTS IN SECURITIES — 99.73% (Cost: $138,203,411)		121,321,313
Other Assets, Less Liabilities — 0.27%		323,995

NET ASSETS — 100.00%		$121,645,308

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.81%

AIRLINES — 0.63%
Controladora Vuela Cia de Aviacion SAB de CVa,b	9,037,600	$8,010,844
Grupo Aeromexico SAB de CVa,b	7,755,536	12,532,941

		20,543,785
BEVERAGES — 10.11%
Arca Continental SAB de CV	5,938,829	43,657,240
Coca-Cola FEMSA SAB de CV Series L	3,898,258	42,499,077
Fomento Economico Mexicano SAB de CV BD Units	24,421,710	237,072,972
Organizacion Cultiba SAB de CVb	4,568,500	7,854,375

		331,083,664
BUILDING PRODUCTS — 0.00%
Corporacion Geo SAB de CV Series Ba,b,c	15,588,128	12
Urbi Desarrollos Urbanos SAB de CVa,b,c	29,674,089	23

		35
CAPITAL MARKETS — 0.31%
Grupo Financiero Interacciones SA de CV Series O	1,220,000	10,033,008

		10,033,008
CHEMICALS — 1.83%
Mexichem SAB de CV	13,910,574	59,991,378

		59,991,378
COMMERCIAL BANKS — 12.76%
Banregio Grupo Financiero SAB de CVb	3,235,900	18,268,834
Grupo Financiero Banorte SAB de CV Series O	31,117,478	219,063,428
Grupo Financiero Inbursa SAB de CV Series O	33,247,292	101,022,134
Grupo Financiero Santander Mexico SAB de CV Series Bb	26,533,650	79,466,004

		417,820,400
CONSTRUCTION & ENGINEERING — 2.22%
Empresas ICA SAB de CVa,b	10,254,588	19,010,456
Promotora y Operadora Infraestructura SAB de CVa	3,837,800	53,800,523

		72,810,979

Security	Shares	Value

CONSTRUCTION MATERIALS — 6.09%
Cemex SAB de CV CPO[a]	150,050,600	$199,333,022

		199,333,022
CONSUMER FINANCE — 1.32%
Compartamos SAB de CVb	16,617,206	35,482,574
Credito Real SAB de CVb	2,957,900	7,890,448

		43,373,022
CONTAINERS & PACKAGING — 0.20%
Bio Pappel SAB de CVa,b	3,313,281	6,398,252

		6,398,252
DIVERSIFIED FINANCIAL SERVICES — 0.48%
Bolsa Mexicana de Valores SAB de CV	7,421,787	15,881,733

		15,881,733
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.22%
Axtel SAB de CV CPO[a,b]	22,902,877	7,163,991

		7,163,991
FOOD & STAPLES RETAILING — 6.13%
Controladora Comercial Mexicana SAB de CV BC Units	7,214,655	27,787,085
Grupo Comercial Chedraui SAB de CVb	5,913,700	20,546,778
Wal-Mart de Mexico SAB de CV Series V	55,999,233	152,466,268

		200,800,131
FOOD PRODUCTS — 4.68%
Gruma SAB de CV Series Ba	2,650,800	30,241,278
Grupo Bimbo SAB de CV Series A	23,825,704	75,000,266
Grupo Herdez SAB de CVb	4,106,044	11,499,624
Grupo Lala SAB de CV	9,608,700	24,941,247
Industrias Bachoco SAB de CV Series B	2,408,400	11,517,514

		153,199,929
HOTELS, RESTAURANTS & LEISURE — 1.06%
Alsea SAB de CVa,b	8,022,466	27,677,216
Hoteles City Express SAB de CVa,b	3,536,800	6,883,986

		34,561,202
HOUSEHOLD DURABLES — 0.28%
Consorcio ARA SAB de CVa,b	20,286,943	9,262,594

		9,262,594

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2014

Security	Shares	Value

HOUSEHOLD PRODUCTS — 1.84%
Kimberly-Clark de Mexico SAB de CV Series A	22,632,554	$60,391,557

		60,391,557
INDUSTRIAL CONGLOMERATES — 5.51%
Alfa SAB de CV Series A	39,882,051	128,319,214
Grupo Carso SAB de CV Series A1	8,545,733	52,220,112

		180,539,326
INSURANCE — 0.29%
Qualitas Controladora SAB de CV	3,472,000	9,498,179

		9,498,179
MEDIA — 7.71%
Grupo Televisa SAB de CV CPO	32,360,697	240,784,078
TV Azteca SAB de CV CPO[b]	22,113,439	11,872,306

		252,656,384
METALS & MINING — 7.66%
Grupo Mexico SAB de CV Series B	41,323,886	150,119,275
Grupo Simec SAB de CV Series Ba,b	2,332,454	10,442,572
Industrias CH SAB de CV Series Ba,b	2,893,683	15,989,339
Industrias Penoles SAB de CV	2,065,428	52,411,687
Minera Frisco SAB de CV Series A1[a]	10,839,303	21,793,834

		250,756,707
MULTILINE RETAIL — 1.25%
El Puerto de Liverpool SAB de CV Series C1	2,959,595	33,748,279
Grupo Famsa SAB de CV Series Aa,b	6,372,340	7,222,521

		40,970,800
PHARMACEUTICALS — 1.01%
Genomma Lab Internacional SAB de CV Series Ba,b	12,367,193	32,990,531

		32,990,531
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.33%
Concentradora Fibra Hotelera Mexicana SAB de CVb	8,333,500	14,537,657

Security	Shares	Value

Fibra Shop Portafolios Inmobiliarios SAPI de CV	5,986,900	$8,351,578
Fibra Uno Administracion SAB de CV	32,625,600	117,148,248
Macquarie Mexico Real Estate Management SA de CV	9,666,200	19,376,016
TF Administradora Industrial S de RL SAB de CV	6,614,000	15,144,596

		174,558,095
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.45%
Corporacion Inmobiliaria Vesta SAB de CV	6,856,249	14,907,511

		14,907,511
TRANSPORTATION INFRASTRUCTURE — 3.78%
Grupo Aeroportuario del Centro Norte SAB de CVb	4,037,392	17,263,630
Grupo Aeroportuario del Pacifico SAB de CV Series B	4,870,049	33,807,835
Grupo Aeroportuario del Sureste SAB de CV Series B	3,186,065	40,840,989
OHL Mexico SAB de CVa,b	10,899,100	32,008,370

		123,920,824
WIRELESS TELECOMMUNICATION SERVICES — 16.66%
America Movil SAB de CV Series L	446,141,118	545,584,985

		545,584,985

TOTAL COMMON STOCKS (Cost: $3,219,226,307)		3,269,032,024

SHORT-TERM INVESTMENTS — 4.25%

MONEY MARKET FUNDS — 4.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	129,695,661	129,695,661
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	8,164,698	8,164,698
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	1,249,544	1,249,544

		139,109,903

TOTAL SHORT-TERM INVESTMENTS (Cost: $139,109,903)		139,109,903

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 104.06% (Cost: $3,358,336,210)	$3,408,141,927
Other Assets, Less Liabilities — (4.06)%	(132,989,835)

NET ASSETS — 100.00%	$3,275,152,092

CPO  —  Certificates of Participation (Ordinary)

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.65%

CAPITAL MARKETS — 2.11%
Brait SEa	611,999	$4,558,027
Coronation Fund Managers Ltd.	414,274	3,895,237
Investec Ltd.	438,188	3,963,526

		12,416,790
COMMERCIAL BANKS — 7.91%
Barclays Africa Group Ltd.	617,852	9,677,284
Nedbank Group Ltd.	374,590	8,055,055
Standard Bank Group Ltd.	2,214,434	28,733,465

		46,465,804
CONSTRUCTION MATERIALS — 0.53%
PPC Ltd.	992,719	3,090,521

		3,090,521
CONTAINERS & PACKAGING — 0.74%
Nampak Ltd.	1,085,105	4,351,480

		4,351,480
DISTRIBUTORS — 1.03%
Imperial Holdings Ltd.	339,419	6,070,058

		6,070,058
DIVERSIFIED FINANCIAL SERVICES — 8.48%
African Bank Investments Ltd.[b,c]	2,626,522	2,470
FirstRand Ltd.	5,649,880	22,975,846
Remgro Ltd.	876,591	20,069,758
RMB Holdings Ltd.	1,286,084	6,769,372

		49,817,446
FOOD & STAPLES RETAILING — 3.40%
Massmart Holdings Ltd.	197,795	2,432,034
Pick n Pay Stores Ltd.	437,650	2,324,992
Shoprite Holdings Ltd.	831,691	11,530,628
SPAR Group Ltd. (The)	299,842	3,675,499

		19,963,153
FOOD PRODUCTS — 1.46%
Tiger Brands Ltd.	297,181	8,578,386

		8,578,386
HEALTH CARE PROVIDERS & SERVICES — 3.13%
Life Healthcare Group Holdings Ltd.	1,709,045	7,195,877
Mediclinic International Ltd.	678,034	5,895,837
Netcare Ltd.	1,748,485	5,310,197

		18,401,911
HOUSEHOLD DURABLES — 3.23%
Steinhoff International Holdings Ltd.	3,836,621	18,942,491

		18,942,491

Security	Shares	Value

INDUSTRIAL CONGLOMERATES — 2.58%
Bidvest Group Ltd.	573,349	$15,165,818

		15,165,818
INSURANCE — 6.39%
Discovery Ltd.	593,126	5,473,731
Liberty Holdings Ltd.	208,588	2,561,015
MMI Holdings Ltd.	1,859,151	4,805,466
Rand Merchant Insurance Holdings Ltd.	1,218,137	3,859,866
Sanlam Ltd.	3,355,274	20,821,792

		37,521,870
MEDIA — 15.65%
Naspers Ltd. Class N	721,474	91,954,457

		91,954,457
METALS & MINING — 7.78%
African Rainbow Minerals Ltd.	197,407	3,371,663
Anglo American Platinum Ltd.[a,b]	98,274	4,094,365
AngloGold Ashanti Ltd.[a]	734,826	12,509,191
Assore Ltd.	63,592	1,881,918
Gold Fields Ltd.	1,411,726	6,691,343
Harmony Gold Mining Co. Ltd.[a]	714,669	2,165,765
Impala Platinum Holdings Ltd.	979,127	8,861,065
Kumba Iron Ore Ltd.	117,370	3,514,898
Northam Platinum Ltd.[a]	651,973	2,617,602

		45,707,810
MULTILINE RETAIL — 1.77%
Woolworths Holdings Ltd.	1,388,923	10,377,026

		10,377,026
OIL, GAS & CONSUMABLE FUELS — 10.60%
Exxaro Resources Ltd.[b]	260,999	3,702,684
Sasol Ltd.	1,007,161	58,550,455

		62,253,139
PAPER & FOREST PRODUCTS — 0.69%
Sappi Ltd.[a]	986,532	4,081,408

		4,081,408
PHARMACEUTICALS — 2.85%
Aspen Pharmacare Holdings Ltd.	582,012	16,726,401

		16,726,401
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.51%
Growthpoint Properties Ltd.	3,955,017	9,371,197
Redefine Properties Ltd.	5,967,051	5,363,692

		14,734,889

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2014

Security	Shares	Value

SPECIALTY RETAIL — 2.92%
Foschini Group Ltd. (The)	364,050	$3,940,560
Mr. Price Group Ltd.	434,782	8,368,268
Truworths International Ltd.	690,645	4,831,411

		17,140,239
TRADING COMPANIES & DISTRIBUTORS — 0.65%
Barloworld Ltd.	400,029	3,812,451

		3,812,451
WIRELESS TELECOMMUNICATION SERVICES — 13.24%
MTN Group Ltd.	3,070,110	69,580,769
Vodacom Group Ltd.	677,775	8,179,516

		77,760,285

TOTAL COMMON STOCKS
(Cost: $612,611,093)		585,333,833

SHORT-TERM INVESTMENTS — 0.63%

MONEY MARKET FUNDS — 0.63%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	3,349,104	3,349,104
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	210,835	210,835
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	159,767	159,767

		3,719,706

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,719,706)		3,719,706

TOTAL INVESTMENTS IN SECURITIES — 100.28%
(Cost: $616,330,799)		589,053,539
Other Assets, Less Liabilities — (0.28)%		(1,657,901)

NET ASSETS — 100.00%		$587,395,638

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI TURKEY ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.92%

AIRLINES — 2.17%
Turk Hava Yollari AOa	3,526,470	$11,194,105

		11,194,105
AUTO COMPONENTS — 0.16%
Goodyear Lastikleri Turk AS	22,755	840,415

		840,415
AUTOMOBILES — 2.10%
Ford Otomotiv Sanayi ASa,b	448,625	5,924,981
Tofas Turk Otomobil Fabrikasi AS	799,015	4,924,535

		10,849,516
BEVERAGES — 5.66%
Anadolu Efes Biracilik ve Malt Sanayii ASa	1,325,340	17,626,571
Coca-Cola Icecek AS	487,845	11,529,505

		29,156,076
BUILDING PRODUCTS — 0.39%
Trakya Cam Sanayii ASb	1,652,524	2,029,329

		2,029,329
CHEMICALS — 0.21%
Gubre Fabrikalari TAS[b]	533,170	1,074,766

		1,074,766
COMMERCIAL BANKS — 36.88%
Akbank TAS	11,503,670	43,926,060
Albaraka Turk Katilim Bankasi ASb	1,735,300	1,391,167
Asya Katilim Bankasi ASa,b	2,949,986	1,695,119
Sekerbank TAS[a,b]	2,519,145	2,299,736
Tekstil Bankasi ASa,b	669,885	620,853
Turkiye Garanti Bankasi AS	14,762,445	57,942,913
Turkiye Halk Bankasi AS	3,994,150	29,336,767
Turkiye Is Bankasi AS Class Cb	10,063,445	26,021,930
Turkiye Sinai Kalkinma Bankasi ASb	3,833,571	3,375,326
Turkiye Vakiflar Bankasi TAO Class Db	4,791,870	11,058,418
Yapi ve Kredi Bankasi ASb	5,554,626	12,381,080

		190,049,369
COMMUNICATIONS EQUIPMENT — 0.09%
Nortel Networks Netas Telekomunikasyon ASa,b	164,465	480,907

		480,907
CONSTRUCTION & ENGINEERING — 0.35%
Tekfen Holding ASa,b	708,550	1,782,908

		1,782,908

Security	Shares	Value

CONSTRUCTION MATERIALS — 1.52%
Adana Cimento Sanayii TAS Class Aa,b	367,225	$842,357
Akcansa Cimento Sanayi ve TAS[b]	306,545	1,910,624
Baticim Bati Anodolu Cimento Sanayii AS	334,295	1,093,687
Cimsa Cimento Sanayi ve TAS	345,765	2,459,507
Konya Cimento Sanayii AS	6,256	765,348
Mardin Cimento Sanayii ve TAS[a,b]	313,945	744,873

		7,816,396
CONTAINERS & PACKAGING — 0.22%
Anadolu Cam Sanayii ASb	707,995	574,152
Kartonsan Karton Sanayi ve TAS[b]	5,365	585,490

		1,159,642
DISTRIBUTORS — 0.28%
Dogus Otomotiv Servis ve TAS	351,130	1,425,380

		1,425,380
DIVERSIFIED FINANCIAL SERVICES — 5.28%
Haci Omer Sabanci Holding AS	5,868,940	27,196,830

		27,196,830
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.89%
Turk Telekomunikasyon AS	3,353,865	9,729,231

		9,729,231
FOOD & STAPLES RETAILING — 6.44%
BIM Birlesik Magazalar AS	1,358,270	31,974,845
Bizim Toptan Satis Magazalari ASb	140,230	1,208,683

		33,183,528
FOOD PRODUCTS — 1.65%
Pinar Sut Mamulleri Sanayii AS	115,625	1,186,818
Ulker Biskuvi Sanayi AS	983,645	7,293,181

		8,479,999
GAS UTILITIES — 0.00%
Aygaz AS	1	4

		4
HEALTH CARE PROVIDERS & SERVICES — 0.16%
Selcuk Ecza Deposu Ticaret ve Sanayi AS	797,165	842,251

		842,251
HOTELS, RESTAURANTS & LEISURE — 0.14%
Net Holding ASa,b	583,490	719,240
		719,240
HOUSEHOLD DURABLES — 1.96%
Arcelik ASb	1,511,450	9,070,311
Vestel Elektronik Sanayi ve TAS[a,b]	535,020	1,033,868

		10,104,179

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY ETF

August 31, 2014

Security	Shares	Value

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.49%
Akenerji Elektrik Uretim ASa,b	1,395,455	$743,656
Aksa Enerji Uretim ASa	980,315	1,222,015
Zorlu Enerji Elektrik Uretim ASa,b	955,525	580,059

		2,545,730
INDUSTRIAL CONGLOMERATES — 7.91%
Akfen Holding ASb	560,365	1,308,761
Alarko Holding AS	427,350	871,355
Dogan Sirketler Grubu Holding ASa,b	5,483,216	1,981,931
Enka Insaat ve Sanayi AS	2,990,526	7,497,276
KOC Holding ASb	4,052,055	20,748,957
Kombassan Holdings ASa,b	1,041,365	1,380,154
Turkiye Sise ve Cam Fabrikalari AS	3,803,232	5,146,290
Yazicilar Holding ASb	204,610	1,848,928

		40,783,652
INSURANCE — 0.54%
Aksigorta AS	587,930	762,855
Anadolu Anonim Turk Sigorta Sirketi[a]	1,276,316	857,600
Anadolu Hayat Emeklilik ASb	486,670	1,150,174

		2,770,629
MACHINERY — 0.28%
Otokar Otomotiv ve Savunma Sanayi ASb	53,650	1,441,970

		1,441,970
MEDIA — 0.46%
Besiktas Futbol Yatirimlar Sanayi ve Ticaret ASa,b	688,940	734,291
Dogan Yayin Holding ASa,b	3,096,160	545,212
Fenerbahce Sportif Hizmetler Sanayi ve Ticaret ASa,b	39,960	656,448
Galatasaray Sportif Sinai ve Ticari Yatirimlar ASa,b	41,255	433,971

		2,369,922
METALS & MINING — 5.89%
Borusan Mannesmann Boru Sanayi ve TAS[b]	271,765	831,182
Eregli Demir ve Celik Fabrikalari TAS	8,946,600	17,412,693
Izmir Demir Celik Sanayi ASa,b	599,400	919,398

Security	Shares	Value

Kardemir Karabuk Demir Celik Sanayi ve TAS Class Aa,b	852,665	$1,185,382
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Ba,b	352,240	483,158
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da,b	4,383,945	4,611,578
Koza Altin Isletmeleri AS	292,300	3,149,274
Koza Anadolu Metal Madencilik Isletmeleri ASa,b	1,116,475	1,169,273
Park Elektrik Uretim Madencilik Sanayi ve TAS[b]	332,630	584,197

		30,346,135
MULTILINE RETAIL — 0.11%
Boyner Buyuk Magazacilik ASa,b	237,233	581,553

		581,553
OIL, GAS & CONSUMABLE FUELS — 3.88%
Ipek Dogal Enerji Kaynaklari ve Uretim ASa,b	664,150	686,325
Turcas Petrolculuk ASb	429,939	484,141
Turkiye Petrol Rafinerileri AS	800,310	18,839,986

		20,010,452
PHARMACEUTICALS — 0.20%
EIS Eczacibasi Ilac Sanayi ve TAS[b]	1,049,690	1,011,773

		1,011,773
REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.22%
Akmerkez Gayrimenkul Yatirim Ortakligi ASb	132,090	997,737
Dogus Gayrimenkul Yatirim Ortakligi ASa,b	363,525	741,217
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	12,140,070	15,302,018
Halk Gayrimenkul Yatrm Ortakligi ASb	1,108,705	621,670
Is Gayrimenkul Yatirim Ortakligi ASb	1,955,635	1,241,558
Sinpas Gayrimenkul Yatirim Ortakligi ASa	1,527,175	601,543
Torunlar Gayrimenkul Yatirim Ortakligi AS	800,125	1,301,438
Vakif Gayrimenkul Yatirim Ortakligi ASb	678,580	965,380

		21,772,561

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY ETF

August 31, 2014

Security	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS — 0.30%
Aksa Akrilik Kimya Sanayii AS	473,785	$1,561,024

		1,561,024
TRANSPORTATION INFRASTRUCTURE — 1.69%
TAV Havalimanlari Holding AS	1,045,065	8,692,934

		8,692,934
WIRELESS TELECOMMUNICATION SERVICES — 6.40%
Turkcell Iletisim Hizmetleri ASa,b	5,623,445	32,964,888

		32,964,888

TOTAL COMMON STOCKS
(Cost: $598,408,037)		514,967,294

SHORT-TERM INVESTMENTS — 10.65%

MONEY MARKET FUNDS — 10.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	51,530,834	51,530,834
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	3,244,007	3,244,007
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	110,246	110,246

		54,885,087

TOTAL SHORT-TERM INVESTMENTS
(Cost: $54,885,087)		54,885,087

TOTAL INVESTMENTS IN SECURITIES — 110.57%
(Cost: $653,293,124)		569,852,381
Other Assets, Less Liabilities — (10.57)%		(54,485,545)

NET ASSETS — 100.00%		$515,366,836

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI USA ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.72%

AEROSPACE & DEFENSE — 2.53%
B/E Aerospace Inc.[a]	274	$23,219
Boeing Co. (The)	1,743	221,012
General Dynamics Corp.	735	90,589
Honeywell International Inc.	1,866	177,699
L-3 Communications Holdings Inc.	213	23,419
Lockheed Martin Corp.	690	120,060
Northrop Grumman Corp.	514	65,391
Precision Castparts Corp.	368	89,814
Raytheon Co.	790	76,109
Rockwell Collins Inc.	305	23,479
Textron Inc.	727	27,626
TransDigm Group Inc.	124	23,311
United Technologies Corp.	2,198	237,340

		1,199,068
AIR FREIGHT & LOGISTICS — 0.68%
C.H. Robinson Worldwide Inc.	373	25,461
Expeditors International of Washington Inc.	511	21,104
FedEx Corp.	706	104,403
United Parcel Service Inc. Class B	1,784	173,637

		324,605
AIRLINES — 0.14%
American Airlines Group Inc.	455	17,704
Delta Air Lines Inc.	538	21,294
Southwest Airlines Co.	442	14,148
United Continental Holdings Inc.[a]	250	11,903

		65,049
AUTO COMPONENTS — 0.47%
Autoliv Inc.	244	25,300
BorgWarner Inc.	574	35,697
Delphi Automotive PLC	775	53,925
Johnson Controls Inc.	1,668	81,415
TRW Automotive Holdings Corp.[a]	295	28,406

		224,743
AUTOMOBILES — 0.78%
Ford Motor Co.	9,342	162,644
General Motors Co.	3,204	111,499
Harley-Davidson Inc.	555	35,276
Tesla Motors Inc.[a]	219	59,065

		368,484

Security	Shares	Value

BEVERAGES — 2.01%
Brown-Forman Corp. Class B NVS	323	$29,929
Coca-Cola Co. (The)	9,934	414,447
Coca-Cola Enterprises Inc.	607	29,002
Constellation Brands Inc. Class Aa	417	36,317
Dr Pepper Snapple Group Inc.	498	31,334
Molson Coors Brewing Co. Class B NVS	382	28,249
Monster Beverage Corp.[a]	366	32,358
PepsiCo Inc.	3,818	353,127

		954,763
BIOTECHNOLOGY — 2.82%
Alexion Pharmaceuticals Inc.[a]	503	85,153
Amgen Inc.	1,907	265,798
Biogen Idec Inc.[a]	598	205,138
BioMarin Pharmaceutical Inc.[a]	359	25,568
Celgene Corp.[a]	2,015	191,465
Gilead Sciences Inc.[a]	3,873	416,657
Pharmacyclics Inc.[a]	163	20,276
Regeneron Pharmaceuticals Inc.[a]	202	70,805
Vertex Pharmaceuticals Inc.[a]	606	56,703

		1,337,563
BUILDING PRODUCTS — 0.05%
Masco Corp.	931	21,851

		21,851
CAPITAL MARKETS — 2.26%
Affiliated Managers Group Inc.[a]	134	28,294
Ameriprise Financial Inc.	477	59,987
Bank of New York Mellon Corp. (The)	2,848	111,585
BlackRock Inc.[b]	338	111,719
Charles Schwab Corp. (The)	2,941	83,848
Eaton Vance Corp. NVS	312	12,218
Franklin Resources Inc.	1,025	57,933
Goldman Sachs Group Inc. (The)	1,078	193,081
Invesco Ltd.	1,085	44,311
Legg Mason Inc.	279	13,760
Morgan Stanley	3,732	128,045
Northern Trust Corp.	563	39,044
Raymond James Financial Inc.	316	17,266
SEI Investments Co.	378	14,324
State Street Corp.	1,091	78,585
T. Rowe Price Group Inc.	659	53,376
TD Ameritrade Holding Corp.	696	23,045

		1,070,421

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2014

Security	Shares	Value

CHEMICALS — 2.59%
Air Products and Chemicals Inc.	535	$71,267
Airgas Inc.	161	17,771
Albemarle Corp.	201	12,780
Ashland Inc.	184	19,728
Celanese Corp. Series A	394	24,641
CF Industries Holdings Inc.	131	33,755
Dow Chemical Co. (The)	3,050	163,327
E.I. du Pont de Nemours and Co.	2,323	153,574
Eastman Chemical Co.	381	31,421
Ecolab Inc.	680	78,078
FMC Corp.	337	22,289
International Flavors & Fragrances Inc.	208	21,131
LyondellBasell Industries NV Class A	1,128	128,987
Monsanto Co.	1,313	151,848
Mosaic Co. (The)	812	38,781
PPG Industries Inc.	346	71,228
Praxair Inc.	733	96,426
Sherwin-Williams Co. (The)	211	46,021
Sigma-Aldrich Corp.	298	30,992
Westlake Chemical Corp.	123	11,947

		1,225,992
COMMERCIAL BANKS — 5.63%
Bank of America Corp.	26,460	425,741
BB&T Corp.	1,788	66,746
CIT Group Inc.	486	23,309
Citigroup Inc.	7,647	394,968
Comerica Inc.	447	22,502
Fifth Third Bancorp	2,146	43,789
First Republic Bank	315	15,403
J.P. Morgan Chase & Co.	9,538	567,034
KeyCorp	2,213	30,119
M&T Bank Corp.[c]	298	36,842
PNC Financial Services Group Inc. (The)[b]	1,343	113,819
Regions Financial Corp.	3,541	35,941
SunTrust Banks Inc.	1,346	51,256
U.S. Bancorp	4,561	192,839
Wells Fargo & Co.	12,597	647,990

		2,668,298
COMMERCIAL SERVICES & SUPPLIES — 0.44%
ADT Corp. (The)	471	17,361
Cintas Corp.	269	17,792
Iron Mountain Inc.	415	14,932
Republic Services Inc.	750	29,497

Security	Shares	Value

Stericycle Inc.[a]	213	$25,315
Tyco International Ltd.	1,151	51,358
Waste Management Inc.	1,114	52,324

		208,579
COMMUNICATIONS EQUIPMENT — 1.57%
Cisco Systems Inc.	12,907	322,546
F5 Networks Inc.[a]	183	22,727
Harris Corp.	271	19,346
Juniper Networks Inc.	1,073	24,883
Motorola Solutions Inc.	575	34,155
QUALCOMM Inc.	4,238	322,512

		746,169
COMPUTERS & PERIPHERALS — 4.41%
Apple Inc.	15,190	1,556,975
EMC Corp.	5,157	152,286
Hewlett-Packard Co.	4,765	181,070
NetApp Inc.	831	35,035
SanDisk Corp.	564	55,249
Seagate Technology PLC	844	52,818
Western Digital Corp.	558	57,480

		2,090,913
CONSTRUCTION & ENGINEERING — 0.19%
Chicago Bridge & Iron Co. NV	249	15,792
Fluor Corp.	410	30,295
Jacobs Engineering Group Inc.[a]	332	17,898
KBR Inc.	355	7,817
Quanta Services Inc.[a]	538	19,551

		91,353
CONSTRUCTION MATERIALS — 0.08%
Martin Marietta Materials Inc.	147	19,251
Vulcan Materials Co.	327	20,725

		39,976
CONSUMER FINANCE — 0.94%
Ally Financial Inc.[a]	779	19,164
American Express Co.	2,395	214,472
Capital One Financial Corp.	1,438	118,002
Discover Financial Services	1,181	73,659
Navient Corp.	1,114	19,985

		445,282
CONTAINERS & PACKAGING — 0.26%
Avery Dennison Corp.	241	11,599
Ball Corp.	349	22,371
Crown Holdings Inc.[a]	367	17,715
MeadWestvaco Corp.	450	19,350

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2014

Security	Shares	Value

Owens-Illinois Inc.[a]	434	$13,363
Rock-Tenn Co. Class A	366	17,993
Sealed Air Corp.	514	18,555

		120,946
DISTRIBUTORS — 0.12%
Genuine Parts Co.	388	34,043
LKQ Corp.[a]	752	21,357

		55,400
DIVERSIFIED CONSUMER SERVICES — 0.05%
H&R Block Inc.	697	23,370

		23,370
DIVERSIFIED FINANCIAL SERVICES — 1.37%
Berkshire Hathaway Inc. Class Ba	2,826	387,868
CME Group Inc.	805	61,623
Intercontinental Exchange Inc.	291	54,999
Leucadia National Corp.	793	19,769
McGraw Hill Financial Inc.	681	55,250
Moody’s Corp.	483	45,194
NASDAQ OMX Group Inc. (The)	294	12,780
Voya Financial Inc.	352	13,760

		651,243
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.30%
AT&T Inc.	13,077	457,172
CenturyLink Inc.	1,454	59,599
Frontier Communications Corp.	2,582	17,558
Level 3 Communications Inc.[a]	446	20,052
Verizon Communications Inc.	10,438	520,021
Windstream Holdings Inc.	1,526	17,244

		1,091,646
ELECTRIC UTILITIES — 1.43%
American Electric Power Co. Inc.	1,223	65,675
Duke Energy Corp.	1,773	131,184
Edison International	793	46,898
Entergy Corp.	456	35,299
Exelon Corp.	98	3,275
FirstEnergy Corp.	49	1,678
NextEra Energy Inc.	1,091	107,409
Northeast Utilities	802	36,804
OGE Energy Corp.	521	19,548
Pepco Holdings Inc.	632	17,418
Pinnacle West Capital Corp.	298	16,971
PPL Corp.	1,587	54,958
Southern Co. (The)	2,236	99,278

Security	Shares	Value

Xcel Energy Inc.	1,252	$40,127

		676,522
ELECTRICAL EQUIPMENT — 0.61%
AMETEK Inc.	621	32,876
Eaton Corp. PLC	1,201	83,842
Emerson Electric Co.	1,773	113,507
Rockwell Automation Inc.	345	40,230
Sensata Technologies Holding NVa,c	406	19,963

		290,418
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.54%
Amphenol Corp. Class A	411	42,337
Arrow Electronics Inc.[a]	257	15,998
Avnet Inc.	343	15,267
Corning Inc.	3,292	68,671
Flextronics International Ltd.[a]	1,481	16,350
FLIR Systems Inc.	366	12,367
TE Connectivity Ltd.	1,030	64,561
Trimble Navigation Ltd.[a]	667	22,185

		257,736
ENERGY EQUIPMENT & SERVICES — 2.00%
Baker Hughes Inc.	1,098	75,916
Cameron International Corp.[a]	514	38,206
Core Laboratories NV	115	18,169
Diamond Offshore Drilling Inc.[c]	166	7,294
Ensco PLC Class A	586	29,581
FMC Technologies Inc.[a]	593	36,671
Halliburton Co.	2,133	144,212
Helmerich & Payne Inc.	278	29,204
Nabors Industries Ltd.	674	18,340
National Oilwell Varco Inc.	1,080	93,344
Nobel Corp. PLC	645	18,357
Oceaneering International Inc.	278	19,338
Schlumberger Ltd.	3,269	358,413
Superior Energy Services Inc.	410	14,694
Weatherford International Ltd.[a]	1,926	45,627

		947,366
FOOD & STAPLES RETAILING — 2.09%
Costco Wholesale Corp.	1,109	134,278
CVS Caremark Corp.	2,958	235,013
Kroger Co. (The)	1,235	62,960
Safeway Inc.	585	20,346
Sysco Corp.	1,468	55,535
Wal-Mart Stores Inc.	4,055	306,153

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2014

Security	Shares	Value

Walgreen Co.	2,295	$138,893
Whole Foods Market Inc.	941	36,831

		990,009
FOOD PRODUCTS — 1.61%
Archer-Daniels-Midland Co.	1,658	82,668
Bunge Ltd.	362	30,643
Campbell Soup Co.	516	23,127
ConAgra Foods Inc.	1,058	34,068
General Mills Inc.	1,576	84,127
Hershey Co. (The)	389	35,562
Hormel Foods Corp.	359	18,194
J.M. Smucker Co. (The)	259	26,573
Kellogg Co.	676	43,920
Keurig Green Mountain Inc.	315	41,996
Kraft Foods Group Inc.	1,501	88,409
McCormick & Co. Inc. NVS	294	20,489
Mead Johnson Nutrition Co. Class A	508	48,565
Mondelez International Inc. Class A	4,261	154,205
Tyson Foods Inc. Class A	765	29,116

		761,662
HEALTH CARE EQUIPMENT & SUPPLIES — 2.07%
Abbott Laboratories	3,779	159,625
Baxter International Inc.	1,367	102,498
Becton, Dickinson and Co.	486	56,945
Boston Scientific Corp.[a]	3,335	42,288
C.R. Bard Inc.	201	29,836
CareFusion Corp.[a]	537	24,654
Covidien PLC	1,129	98,031
DENTSPLY International Inc.	366	17,460
Edwards Lifesciences Corp.[a]	271	26,899
Hologic Inc.[a]	553	13,753
Intuitive Surgical Inc.[a]	101	47,471
Medtronic Inc.	2,509	160,200
ResMed Inc.[c]	359	19,045
St. Jude Medical Inc.	712	46,700
Stryker Corp.	853	71,063
Varian Medical Systems Inc.[a,c]	273	23,210
Zimmer Holdings Inc.	432	42,902

		982,580
HEALTH CARE PROVIDERS & SERVICES — 2.24%
Aetna Inc.	910	74,738
AmerisourceBergen Corp.	579	44,809
Cardinal Health Inc.	856	63,087
Cigna Corp.	691	65,369

Security	Shares	Value

DaVita HealthCare Partners Inc.[a]	425	$31,739
Express Scripts Holding Co.[a]	1,946	143,868
HCA Holdings Inc.[a]	779	54,390
Henry Schein Inc.[a]	208	24,895
Humana Inc.	397	51,110
Laboratory Corp. of America Holdings[a]	207	22,197
McKesson Corp.	584	113,897
Omnicare Inc.	256	16,325
Patterson Companies Inc.	226	9,101
Quest Diagnostics Inc.	360	22,756
UnitedHealth Group Inc.	2,474	214,446
Universal Health Services Inc. Class B	228	26,092
WellPoint Inc.	714	83,188

		1,062,007
HEALTH CARE TECHNOLOGY — 0.10%
Cerner Corp.[a]	785	45,263

		45,263
HOTELS, RESTAURANTS & LEISURE — 1.80%
Carnival Corp.	991	37,539
Chipotle Mexican Grill Inc.[a]	78	52,935
Darden Restaurants Inc.	342	16,184
Hilton Worldwide Holdings Inc.[a]	738	18,686
Las Vegas Sands Corp.	1,020	67,840
Marriott International Inc. Class A	592	41,085
McDonald’s Corp.	2,499	234,206
MGM Resorts International[a]	1,011	24,739
Royal Caribbean Cruises Ltd.	417	26,588
Starbucks Corp.	1,897	147,606
Starwood Hotels & Resorts Worldwide Inc.	477	40,326
Wyndham Worldwide Corp.	328	26,548
Wynn Resorts Ltd.	206	39,733
Yum! Brands Inc.	1,107	80,180

		854,195
HOUSEHOLD DURABLES — 0.36%
D.R. Horton Inc.	762	16,520
Garmin Ltd.	293	15,919
Leggett & Platt Inc.	368	12,913
Lennar Corp. Class A	448	17,553
Mohawk Industries Inc.[a]	155	22,633
Newell Rubbermaid Inc.	691	23,162
PulteGroup Inc.	885	17,010
Toll Brothers Inc.[a]	434	15,446
Whirlpool Corp.	200	30,604

		171,760

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2014

Security	Shares	Value

HOUSEHOLD PRODUCTS — 1.88%
Church & Dwight Co. Inc.	343	$23,406
Clorox Co. (The)	320	28,352
Colgate-Palmolive Co.	2,300	148,879
Energizer Holdings Inc.	169	20,537
Kimberly-Clark Corp.	960	103,680
Procter & Gamble Co. (The)	6,810	565,979

		890,833
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.16%
AES Corp. (The)	1,768	26,838
Calpine Corp.[a]	916	21,773
NRG Energy Inc.	829	25,517

		74,128
INDUSTRIAL CONGLOMERATES — 2.20%
3M Co.	1,574	226,656
Danaher Corp.	1,579	120,967
General Electric Co.	25,245	655,865
Roper Industries Inc.	250	37,640

		1,041,128
INSURANCE — 2.93%
ACE Ltd.	850	90,381
Aflac Inc.	1,147	70,242
Alleghany Corp.[a]	40	17,245
Allstate Corp. (The)	1,125	69,176
American International Group Inc.	3,491	195,706
Aon PLC	711	61,971
Arch Capital Group Ltd.[a]	344	19,120
Assurant Inc.	183	12,215
Axis Capital Holdings Ltd.	288	13,887
Chubb Corp. (The)	618	56,825
Cincinnati Financial Corp.	389	18,707
Everest Re Group Ltd.	124	20,316
FNF Group[a]	636	18,005
Genworth Financial Inc. Class Aa	1,244	17,653
Hartford Financial Services Group Inc. (The)	1,137	42,126
Lincoln National Corp.	663	36,492
Loews Corp.	890	38,929
Marsh & McLennan Companies Inc.	1,373	72,906
MetLife Inc.	2,403	131,540
PartnerRe Ltd.	122	13,626
Principal Financial Group Inc.	748	40,609
Progressive Corp. (The)	1,416	35,428
Prudential Financial Inc.	1,154	103,514

Security	Shares	Value

RenaissanceRe Holdings Ltd.[c]	98	$10,034
Torchmark Corp.	336	18,329
Travelers Companies Inc. (The)	889	84,197
Unum Group	653	23,684
W.R. Berkley Corp.	271	13,103
Willis Group Holdings PLC	403	16,914
XL Group PLC	712	24,336

		1,387,216
INTERNET & CATALOG RETAIL — 1.38%
Amazon.com Inc.[a]	985	333,954
Expedia Inc.	277	23,794
Liberty Interactive Corp. Series Aa	1,173	34,627
Netflix Inc.[a]	145	69,258
Priceline Group Inc. (The)[a]	133	165,493
TripAdvisor Inc.[a]	294	29,133

		656,259
INTERNET SOFTWARE & SERVICES — 3.45%
Akamai Technologies Inc.[a]	452	27,310
eBay Inc.[a]	2,870	159,285
Equinix Inc.[a]	127	27,719
Facebook Inc. Class Aa	5,018	375,447
Google Inc. Class Aa	709	412,893
Google Inc. Class Ca	721	412,124
LinkedIn Corp. Class Aa	266	60,049
Rackspace Hosting Inc.[a]	289	9,999
Twitter Inc.[a]	814	40,496
VeriSign Inc.[a]	315	17,979
Yahoo! Inc.[a]	2,413	92,925

		1,636,226
IT SERVICES — 3.24%
Accenture PLC Class A	1,599	129,615
Alliance Data Systems Corp.[a]	135	35,726
Automatic Data Processing Inc.	1,212	101,178
Cognizant Technology Solutions Corp. Class Aa	1,525	69,738
Computer Sciences Corp.	360	21,524
Fidelity National Information Services Inc.	727	41,257
Fiserv Inc.[a]	641	41,325
FleetCor Technologies Inc.[a]	190	27,301
International Business Machines Corp.	2,419	465,174
MasterCard Inc. Class A	2,544	192,861
Paychex Inc.	815	33,945
Teradata Corp.[a,c]	401	18,314
Total System Services Inc.	433	13,622

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2014

Security	Shares	Value

Vantiv Inc. Class Aa	369	$11,542
Visa Inc. Class A	1,261	267,988
Western Union Co.	1,421	24,825
Xerox Corp.	2,825	39,013

		1,534,948
LEISURE EQUIPMENT & PRODUCTS — 0.14%
Hasbro Inc.	295	15,533
Mattel Inc.	866	29,868
Polaris Industries Inc.	159	23,116

		68,517
LIFE SCIENCES TOOLS & SERVICES — 0.59%
Agilent Technologies Inc.	828	47,329
Illumina Inc.[a]	328	58,830
Mettler-Toledo International Inc.[a]	80	21,638
Quintiles Transnational Holdings Inc.[a]	142	7,969
Thermo Fisher Scientific Inc.	1,004	120,691
Waters Corp.[a]	216	22,341

		278,798
MACHINERY — 1.56%
AGCO Corp.	226	11,038
Caterpillar Inc.	1,492	162,732
Cummins Inc.	450	65,299
Deere & Co.	885	74,420
Dover Corp.	433	38,048
Flowserve Corp.	340	25,803
Illinois Tool Works Inc.	986	86,975
Ingersoll-Rand PLC	696	41,899
Joy Global Inc.	256	16,166
PACCAR Inc.	887	55,712
Pall Corp.	274	23,117
Parker Hannifin Corp.	375	43,312
Pentair PLC	498	33,899
SPX Corp.	96	9,989
Stanley Black & Decker Inc.	379	34,679
Xylem Inc.	479	17,848

		740,936
MEDIA — 3.80%
Cablevision NY Group Class A	498	9,218
CBS Corp. Class B NVS	1,223	72,512
Charter Communications Inc. Class Aa	196	30,746
Comcast Corp. Class A	5,402	295,651
Comcast Corp. Class A Special NVS[c]	1,144	62,462
DIRECTV[a]	1,222	105,642
Discovery Communications Inc. Series Aa	397	17,357

Security	Shares	Value

Discovery Communications Inc. Series C NVS[a,c]	739	$31,755
DISH Network Corp. Class Aa	558	36,164
Interpublic Group of Companies Inc. (The)	1,070	20,897
Liberty Global PLC Series Aa	563	24,586
Liberty Global PLC Series C NVS[a]	1,352	56,689
Liberty Media Corp. Class Aa	233	11,471
Liberty Media Corp. Class Ca	516	25,011
News Corp. Class A NVS[a]	977	17,220
Omnicom Group Inc.	655	47,167
Scripps Networks Interactive Inc. Class A	205	16,341
Sirius XM Holdings Inc.[a]	7,664	27,820
Time Warner Cable Inc.	708	104,734
Time Warner Inc.	2,235	172,162
Twenty-First Century Fox Inc. Class A	3,592	127,229
Twenty-First Century Fox Inc. Class B	1,107	38,125
Viacom Inc. Class B NVS	976	79,202
Walt Disney Co. (The)	4,139	372,013

		1,802,174
METALS & MINING — 0.47%
Alcoa Inc.	2,943	48,883
Freeport-McMoRan Inc.	2,606	94,780
Newmont Mining Corp.	1,276	34,567
Nucor Corp.	804	43,674

		221,904
MULTI-UTILITIES — 1.13%
Alliant Energy Corp.	278	16,260
Ameren Corp.	618	24,714
CenterPoint Energy Inc.	1,048	26,032
CMS Energy Corp.	691	21,103
Consolidated Edison Inc.	747	43,244
Dominion Resources Inc.	1,466	102,942
DTE Energy Co.	447	34,978
Integrys Energy Group Inc.	202	13,714
MDU Resources Group Inc.	461	14,434
NiSource Inc.	788	31,260
PG&E Corp.	1,165	54,149
Public Service Enterprise Group Inc.	1,264	47,261
SCANA Corp.	332	17,244
Sempra Energy	579	61,357
Wisconsin Energy Corp.	566	25,657

		534,349

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2014

Security	Shares	Value

MULTILINE RETAIL — 0.66%
Dollar General Corp.[a]	812	$51,960
Dollar Tree Inc.[a]	536	28,743
Family Dollar Stores Inc.	271	21,634
Kohl’s Corp.	536	31,511
Macy’s Inc.	912	56,808
Nordstrom Inc.	367	25,415
Sears Holdings Corp.[a,c]	139	4,837
Target Corp.	1,508	90,586

		311,494
OIL, GAS & CONSUMABLE FUELS — 8.42%
Anadarko Petroleum Corp.	1,269	143,004
Antero Resources Corp.[a,c]	132	7,636
Apache Corp.	970	98,775
Cabot Oil & Gas Corp.	1,087	36,458
Cheniere Energy Inc.[a]	567	45,508
Chesapeake Energy Corp.	1,334	36,285
Chevron Corp.	4,787	619,677
Cimarex Energy Co.	220	31,935
Cobalt International Energy Inc.[a]	772	11,850
Concho Resources Inc.[a]	285	40,481
ConocoPhillips	3,091	251,051
CONSOL Energy Inc.	587	23,644
Continental Resources Inc.[a]	118	19,032
Denbury Resources Inc.	890	15,326
Devon Energy Corp.	976	73,610
Energen Corp.	184	14,808
EOG Resources Inc.	1,373	150,865
EQT Corp.	382	37,841
Exxon Mobil Corp.	10,804	1,074,566
Hess Corp.	711	71,882
HollyFrontier Corp.	486	24,315
Kinder Morgan Inc.	1,686	67,878
Kinder Morgan Management LLC[a]	257	25,114
Marathon Oil Corp.	1,746	72,791
Marathon Petroleum Corp.	735	66,892
Murphy Oil Corp.	432	26,987
Noble Energy Inc.	907	65,431
Occidental Petroleum Corp.	1,994	206,838
ONEOK Inc.	532	37,346
Peabody Energy Corp.	680	10,798
Phillips 66	1,424	123,917
Pioneer Natural Resources Co.	366	76,366
QEP Resources Inc.	432	15,366
Range Resources Corp.	406	31,908

Security	Shares	Value

Southwestern Energy Co.[a]	881	$36,280
Spectra Energy Corp.	1,687	70,281
Tesoro Corp.	332	21,494
Valero Energy Corp.	1,337	72,385
Whiting Petroleum Corp.[a]	294	27,242
Williams Companies Inc. (The)	1,773	105,387

		3,989,250
PAPER & FOREST PRODUCTS — 0.11%
International Paper Co.	1,042	50,485

		50,485
PERSONAL PRODUCTS — 0.15%
Avon Products Inc.	1,039	14,588
Estee Lauder Companies Inc. (The) Class A	598	45,944
Herbalife Ltd.	207	10,553

		71,085
PHARMACEUTICALS — 5.76%
AbbVie Inc.	4,015	221,949
Actavis PLC[a]	662	150,261
Allergan Inc.	752	123,087
Bristol-Myers Squibb Co.	4,175	211,464
Eli Lilly and Co.	2,524	160,425
Endo International PLC[a]	360	22,936
Hospira Inc.[a]	426	22,893
Johnson & Johnson	7,122	738,765
Mallinckrodt PLC[a]	285	23,225
Merck & Co. Inc.	7,360	442,409
Mylan Inc.[a]	931	45,247
Perrigo Co. PLC	340	50,572
Pfizer Inc.	16,030	471,122
Zoetis Inc.	1,259	44,619

		2,728,974
PROFESSIONAL SERVICES — 0.36%
Dun & Bradstreet Corp. (The)	102	11,973
Equifax Inc.	305	24,022
IHS Inc. Class Aa	168	23,935
Manpowergroup Inc.	204	15,826
Nielsen NV	757	35,571
Robert Half International Inc.	342	17,172
Towers Watson & Co. Class A	181	19,843
Verisk Analytics Inc. Class Aa	380	24,392

		172,734
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.63%
American Capital Agency Corp.	848	20,055

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2014

Security	Shares	Value

American Realty Capital Properties Inc.	2,261	$29,755
American Tower Corp.	995	98,107
Annaly Capital Management Inc.	2,377	28,286
AvalonBay Communities Inc.	327	50,391
Boston Properties Inc.	388	47,111
Camden Property Trust	225	16,839
Crown Castle International Corp.	842	66,947
Digital Realty Trust Inc.	343	22,381
Duke Realty Corp.	839	15,605
Equity Residential	865	57,497
Essex Property Trust Inc.	163	31,532
Federal Realty Investment Trust	162	20,214
General Growth Properties Inc.	1,335	32,801
HCP Inc.	1,153	49,960
Health Care REIT Inc.	771	52,104
Host Hotels & Resorts Inc.	1,922	43,860
Kimco Realty Corp.	1,062	24,946
Liberty Property Trust	389	13,778
Macerich Co. (The)	354	23,113
Plum Creek Timber Co. Inc.	450	18,284
Prologis Inc.	1,258	51,503
Public Storage	364	63,766
Rayonier Inc.	342	11,720
Realty Income Corp.	566	25,312
Regency Centers Corp.	242	13,828
Simon Property Group Inc.	789	134,154
SL Green Realty Corp.	238	26,025
UDR Inc.	633	18,939
Ventas Inc.	722	47,493
Vornado Realty Trust	427	45,206
Weyerhaeuser Co.	1,317	44,712

		1,246,224
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.08%
CBRE Group Inc. Class Aa	762	24,216
Realogy Holdings Corp.[a]	361	14,718

		38,934
ROAD & RAIL — 1.02%
CSX Corp.	2,535	78,357
Hertz Global Holdings Inc.[a]	1,116	32,978
J.B. Hunt Transport Services Inc.	235	17,754
Kansas City Southern Industries Inc.	271	31,263
Norfolk Southern Corp.	785	83,995
Union Pacific Corp.	2,276	239,594

		483,941

Security	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.34%
Altera Corp.	816	$28,837
Analog Devices Inc.	806	41,203
Applied Materials Inc.	3,051	70,493
Avago Technologies Ltd.	635	52,127
Broadcom Corp. Class A	1,333	52,494
Cree Inc.[a]	14	638
Intel Corp.	12,531	437,583
KLA-Tencor Corp.	432	33,013
Lam Research Corp.	410	29,483
Linear Technology Corp.	586	26,434
Marvell Technology Group Ltd.	930	12,936
Maxim Integrated Products Inc.	698	21,561
Microchip Technology Inc.	520	25,392
Micron Technology Inc.[a]	2,671	87,075
NVIDIA Corp.	1,449	28,183
Texas Instruments Inc.	2,713	130,712
Xilinx Inc.	678	28,646

		1,106,810
SOFTWARE — 3.88%
Activision Blizzard Inc.	1,269	29,872
Adobe Systems Inc.[a]	1,196	85,992
ANSYS Inc.[a]	234	19,024
Autodesk Inc.[a]	558	29,931
CA Inc.	870	24,569
Citrix Systems Inc.[a]	412	28,947
Electronic Arts Inc.[a]	805	30,461
FireEye Inc.[a]	161	5,014
Intuit Inc.	673	55,980
Microsoft Corp.	19,765	897,924
NetSuite Inc.[a]	103	9,027
Nuance Communications Inc.[a,c]	671	11,414
Oracle Corp.	9,013	374,310
Red Hat Inc.[a]	470	28,632
Salesforce.com Inc.[a]	1,478	87,335
ServiceNow Inc.[a,c]	318	19,439
Symantec Corp.	1,739	42,223
Synopsys Inc.[a]	403	16,483
VMware Inc. Class Aa,c	217	21,392
Workday Inc. Class Aa	238	21,675

		1,839,644
SPECIALTY RETAIL — 2.17%
Advance Auto Parts Inc.	183	24,965
AutoNation Inc.[a]	193	10,470

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2014

Security	Shares	Value

AutoZone Inc.[a,c]	83	$44,724
Bed Bath & Beyond Inc.[a]	538	34,572
Best Buy Co. Inc.	733	23,375
CarMax Inc.[a,c]	563	29,501
Dick’s Sporting Goods Inc.	252	11,358
GameStop Corp. Class A	307	12,955
Gap Inc. (The)	616	28,428
Home Depot Inc. (The)	3,441	321,733
L Brands Inc.	630	40,226
Lowe’s Companies Inc.	2,546	133,690
O’Reilly Automotive Inc.[a]	270	42,115
PetSmart Inc.	259	18,537
Ross Stores Inc.	551	41,556
Staples Inc.	1,642	19,179
Tiffany & Co.	316	31,897
TJX Companies Inc. (The)	1,792	106,821
Tractor Supply Co.	344	23,031
Ulta Salon, Cosmetics & Fragrance Inc.[a]	154	14,986
Urban Outfitters Inc.[a]	318	12,653

		1,026,772
TEXTILES, APPAREL & LUXURY GOODS — 0.77%
Coach Inc.	691	25,450
Fossil Group Inc.[a]	122	12,357
Lululemon Athletica Inc.[a]	261	10,422
Michael Kors Holdings Ltd.[a]	489	39,179
Nike Inc. Class B	1,777	139,583
PVH Corp.	211	24,632
Ralph Lauren Corp.	154	26,057
Under Armour Inc. Class Aa	420	28,711
VF Corp.	889	57,003

		363,394
THRIFTS & MORTGAGE FINANCE — 0.11%
Hudson City Bancorp Inc.	1,247	12,308
New York Community Bancorp Inc.	1,139	18,167
Ocwen Financial Corp.[a,c]	275	7,684
People’s United Financial Inc.	837	12,513

		50,672
TOBACCO — 1.39%
Altria Group Inc.	4,993	215,098
Lorillard Inc.	917	54,745
Philip Morris International Inc.	3,968	339,582
Reynolds American Inc.	807	47,185

		656,610

Security	Shares	Value

TRADING COMPANIES & DISTRIBUTORS — 0.21%
Fastenal Co.	711	$32,194
United Rentals Inc.[a,c]	244	28,707
W.W. Grainger Inc.	157	38,653

		99,554
WATER UTILITIES — 0.05%
American Water Works Co. Inc.	466	23,584

		23,584
WIRELESS TELECOMMUNICATION SERVICES — 0.14%
SBA Communications Corp. Class Aa	325	35,844
Sprint Corp.[a,c]	1,978	11,097
T-Mobile US Inc.[a]	628	18,890

		65,831

TOTAL COMMON STOCKS (Cost: $43,453,288)		47,258,640

SHORT-TERM INVESTMENTS — 0.81%

MONEY MARKET FUNDS — 0.81%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,d,e]	296,548	296,548
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[b,d,e]	18,668	18,668
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,d]	67,918	67,918

		383,134

TOTAL SHORT-TERM INVESTMENTS
(Cost: $383,134)		383,134

TOTAL INVESTMENTS IN SECURITIES — 100.53%		47,641,774
(Cost: $43,836,422)
Other Assets, Less Liabilities — (0.53)%		(250,282)

NET ASSETS — 100.00%		$47,391,492

NVS	— Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2014

	iShares MSCI Brazil Capped ETF	iShares MSCI Canada ETF	iShares MSCI Chile Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,151,638,470	$3,669,195,894	$306,715,634
Affiliated (Note 2)	4,267,567	32,050,890	316,985

Total cost of investments	$3,155,906,037	$3,701,246,784	$307,032,619

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,433,655,340	$3,778,059,600	$351,665,355
Affiliated (Note 2)	4,267,567	32,050,890	316,985

Total fair value of investments	5,437,922,907	3,810,110,490	351,982,340
Foreign currency, at value[b]	96,722,116	14,480,684	—
Cash	—	87,285	—
Receivables:
Investment securities sold	105,791,175	4,610,172	5,654,193
Dividends and interest	8,134,311	9,523,456	45,700
Capital shares sold	1,734,863	262,472	34,969,746
Futures variation margin	—	893,090	—

Total Assets	5,650,305,372	3,839,967,649	392,651,979

LIABILITIES
Payables:
Investment securities purchased	198,077,181	20,818,513	39,978,432
Due to broker for foreign currency pledged for futures, at value[b]	—	245,792	—
Collateral for securities on loan (Note 1)	—	30,133,277	—
Capital shares redeemed	—	372,907	—
Investment advisory fees (Note 2)	2,542,856	1,490,930	174,094

Total Liabilities	200,620,037	53,061,419	40,152,526

NET ASSETS	$5,449,685,335	$3,786,906,230	$352,499,453

Net assets consist of:
Paid-in capital	$4,977,316,433	$4,020,446,448	$458,815,504
Undistributed (distributions in excess of) net investment income	(3,286,174)	3,649,118	21,583
Accumulated net realized loss	(1,805,495,822)	(346,816,719)	(151,287,180)
Net unrealized appreciation	2,281,150,898	109,627,383	44,949,546

NET ASSETS	$5,449,685,335	$3,786,906,230	$352,499,453

Shares outstanding[c]	101,650,000	115,000,000	8,100,000

Net asset value per share	$53.61	$32.93	$43.52

[a]	Securities on loan with values of $ —, $28,500,223 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency including currency at broker, if any: $96,620,589, $14,348,128 and $ —, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 340.2 million and 200 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

	iShares MSCI Colombia Capped ETF	iShares MSCI Israel Capped ETF	iShares MSCI Mexico Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$22,432,223	$138,192,292	$3,219,226,307
Affiliated (Note 2)	53,269	11,119	139,109,903

Total cost of investments	$22,485,492	$138,203,411	$3,358,336,210

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$24,896,773	$121,310,194	$3,269,032,024
Affiliated (Note 2)	53,269	11,119	139,109,903

Total fair value of investments	24,950,042	121,321,313	3,408,141,927
Foreign currency, at value[b]	1,323	166,691	6,151,426
Cash	—	15,684	—
Receivables:
Investment securities sold	919,802	—	171,672,731
Due from custodian (Note 4)	—	310,777	—
Dividends and interest	7,446	205,137	683,169

Total Assets	25,878,613	122,019,602	3,586,649,253

LIABILITIES
Payables:
Investment securities purchased	469,964	310,777	172,360,109
Collateral for securities on loan (Note 1)	—	—	137,860,359
Investment advisory fees (Note 2)	12,977	63,517	1,276,693

Total Liabilities	482,941	374,294	311,497,161

NET ASSETS	$25,395,672	$121,645,308	$3,275,152,092

Net assets consist of:
Paid-in capital	$23,088,890	$173,096,762	$3,441,594,592
Undistributed (distributions in excess of) net investment income	—	(29,486)	5,791,200
Accumulated net realized loss	(157,729)	(34,537,788)	(222,041,441)
Net unrealized appreciation (depreciation)	2,464,511	(16,884,180)	49,807,741

NET ASSETS	$25,395,672	$121,645,308	$3,275,152,092

Shares outstanding[c]	900,000	2,400,000	45,800,000

Net asset value per share	$28.22	$50.69	$71.51

[a]	Securities on loan with values of $ —, $ — and $124,185,860, respectively. See Note 1.
[b]	Cost of foreign currency: $1,344, $166,162 and $6,152,722, respectively.
[c]	$0.001 par value, number of shares authorized: 25 million, 500 million and 255 million, respectively.

See notes to financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA ETF

ASSETS
Investments, at cost:
Unaffiliated	$612,611,093	$598,408,037	$43,245,366
Affiliated (Note 2)	3,719,706	54,885,087	591,056

Total cost of investments	$616,330,799	$653,293,124	$43,836,422

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$585,333,833	$514,967,294	$47,033,102
Affiliated (Note 2)	3,719,706	54,885,087	608,672

Total fair value of investments	589,053,539	569,852,381	47,641,774
Foreign currency, at value[b]	485,864	489,806	—
Receivables:
Investment securities sold	5,667,530	—	156,788
Dividends and interest	1,125,850	92,652	103,428

Total Assets	596,332,783	570,434,839	47,901,990

LIABILITIES
Payables:
Investment securities purchased	5,071,719	—	188,969
Collateral for securities on loan (Note 1)	3,559,939	54,774,841	315,216
Capital shares redeemed	—	22,923	—
Investment advisory fees (Note 2)	305,487	270,239	6,313

Total Liabilities	8,937,145	55,068,003	510,498

NET ASSETS	$587,395,638	$515,366,836	$47,391,492

Net assets consist of:
Paid-in capital	$695,618,803	$655,415,592	$43,711,522
Undistributed net investment income	836,307	—	133,983
Accumulated net realized loss	(81,787,271)	(56,602,285)	(259,365)
Net unrealized appreciation (depreciation)	(27,272,201)	(83,446,471)	3,805,352

NET ASSETS	$587,395,638	$515,366,836	$47,391,492

Shares outstanding[c]	8,300,000	9,250,000	1,100,000

Net asset value per share	$70.77	$55.72	$43.08

[a]	Securities on loan with values of $3,377,559, $51,535,094 and $309,911, respectively. See Note 1.
[b]	Cost of foreign currency: $486,568, $495,528 and $ —, respectively.
[c]	$0.001 par value, number of shares authorized: 400 million, 200 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI Brazil Capped ETF	iShares MSCI Canada ETF	iShares MSCI Chile Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$187,425,894	$81,585,704	$7,181,222
Interest — unaffiliated	—	2,394	—
Interest — affiliated (Note 2)	537	383	52
Securities lending income — affiliated (Note 2)	—	1,065,225	—

Total investment income	187,426,431	82,653,706	7,181,274

EXPENSES
Investment advisory fees (Note 2)	29,033,197	16,221,385	2,104,233

Total expenses	29,033,197	16,221,385	2,104,233

Net investment income	158,393,234	66,432,321	5,077,041

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(23,777,530)	(50,773,679)	(40,704,676)
In-kind redemptions — unaffiliated	—	53,425,766	—
Futures contracts	—	2,438,399	—
Foreign currency transactions	(679,380)	1,174,181	(297,290)

Net realized gain (loss)	(24,456,910)	6,264,667	(41,001,966)

Net change in unrealized appreciation/depreciation on:
Investments	1,183,727,046	621,327,362	(2,261,755)
Futures contracts	—	473,482	—
Translation of assets and liabilities in foreign currencies	1,879,635	117,579	2,418

Net change in unrealized appreciation/depreciation	1,185,606,681	621,918,423	(2,259,337)

Net realized and unrealized gain (loss)	1,161,149,771	628,183,090	(43,261,303)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,319,543,005	$694,615,411	$(38,184,262)

[a]	Net of foreign withholding tax of $15,133,581, $13,239,940 and $1,932,229, respectively.

See notes to financial statements.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI Colombia Capped ETF	iShares MSCI Israel Capped ETF	iShares MSCI Mexico Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$667,453	$2,495,865	$54,885,193
Interest — affiliated (Note 2)	5	11	228
Securities lending income — affiliated (Note 2)	—	19,882	1,152,843

Total investment income	667,458	2,515,758	56,038,264

EXPENSES
Investment advisory fees (Note 2)	129,378	660,053	12,859,191
Commitment fees (Note 8)	10	—	—
Interest expense (Note 8)	263	—	—

Total expenses	129,651	660,053	12,859,191

Net investment income	537,807	1,855,705	43,179,073

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(96,247)	(3,484,675)	(100,816,124)
Investments — affiliated (Note 2)	—	—	(19,863,537)
In-kind redemptions — unaffiliated	—	13,880,363	71,202,595
In-kind redemptions — affiliated (Note 2)	—	—	(64,003)
Foreign currency transactions	(30,039)	27,237	(264,810)

Net realized gain (loss)	(126,286)	10,422,925	(49,805,879)

Net change in unrealized appreciation/depreciation on:
Investments	2,089,609	4,245,934	416,437,490
Translation of assets and liabilities in foreign currencies	1,550	(759)	211,625

Net change in unrealized appreciation/depreciation	2,091,159	4,245,175	416,649,115

Net realized and unrealized gain	1,964,873	14,668,100	366,843,236

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,502,680	$16,523,805	$410,022,309

[a]	Net of foreign withholding tax of $10,006, $595,662 and $612,833, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$16,365,495	$10,717,821	$2,568,279
Dividends — affiliated (Note 2)	—	—	14,017
Interest — affiliated (Note 2)	55	16	28
Securities lending income — affiliated (Note 2)	149,288	924,795	5,776

Total investment income	16,514,838	11,642,632	2,588,100

EXPENSES
Investment advisory fees (Note 2)	3,384,634	3,190,075	196,623

Total expenses	3,384,634	3,190,075	196,623

Net investment income	13,130,204	8,452,557	2,391,477

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(12,973,359)	(20,693,968)	(201,309)
Investments — affiliated (Note 2)	—	—	(133)
In-kind redemptions — unaffiliated	51,033,118	25,122,524	56,817,914
In-kind redemptions — affiliated (Note 2)	—	—	308,322
Foreign currency transactions	1,640	(26,751)	—

Net realized gain	38,061,399	4,401,805	56,924,794

Net change in unrealized appreciation/depreciation on:
Investments	57,083,194	93,536,186	(29,707,391)
Short positions (Note 1)	—	—	(7)
Translation of assets and liabilities in foreign currencies	18,819	19,725	—

Net change in unrealized appreciation/depreciation	57,102,013	93,555,911	(29,707,398)

Net realized and unrealized gain	95,163,412	97,957,716	27,217,396

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,293,616	$106,410,273	$29,608,873

[a]	Net of foreign withholding tax of $2,652,977, $1,656,844 and $326, respectively.

See notes to financial statements.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Brazil Capped ETF		iShares MSCI Canada ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$158,393,234	$234,016,311	$66,432,321	$90,664,360
Net realized gain (loss)	(24,456,910)	(504,905,186)	6,264,667	(217,797)
Net change in unrealized appreciation/depreciation	1,185,606,681	(731,631,556)	621,918,423	(21,929,084)

Net increase (decrease) in net assets resulting from operations	1,319,543,005	(1,002,520,431)	694,615,411	68,517,479

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(151,885,117)	(201,420,612)	(71,105,660)	(101,089,405)

Total distributions to shareholders	(151,885,117)	(201,420,612)	(71,105,660)	(101,089,405)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,103,462,834	2,841,464,893	537,013,459	644,392,669
Cost of shares redeemed	(2,805,065,721)	(4,024,510,606)	(801,840,234)	(1,438,141,791)

Net decrease in net assets from capital share transactions	(701,602,887)	(1,183,045,713)	(264,826,775)	(793,749,122)

INCREASE (DECREASE) IN NET ASSETS	466,055,001	(2,386,986,756)	358,682,976	(826,321,048)

NET ASSETS
Beginning of year	4,983,630,334	7,370,617,090	3,428,223,254	4,254,544,302

End of year	$5,449,685,335	$4,983,630,334	$3,786,906,230	$3,428,223,254

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(3,286,174)	$(11,312,557)	$3,649,118	$5,407,684

SHARES ISSUED AND REDEEMED
Shares sold	45,450,000	56,450,000	17,400,000	22,700,000
Shares redeemed	(61,000,000)	(79,350,000)	(27,800,000)	(51,900,000)

Net decrease in shares outstanding	(15,550,000)	(22,900,000)	(10,400,000)	(29,200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Chile Capped ETF		iShares MSCI Colombia Capped ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Period from June 18, 2013[a] to August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,077,041	$5,971,692	$537,807	$18,943
Net realized loss	(41,001,966)	(18,305,706)	(126,286)	(39,871)
Net change in unrealized appreciation/depreciation	(2,259,337)	(89,351,302)	2,091,159	373,352

Net increase (decrease) in net assets resulting from operations	(38,184,262)	(101,685,316)	2,502,680	352,424

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,758,168)	(5,669,647)	(523,757)	—
From net realized gain	—	—	(24,565)	—
Return of capital	—	(235,875)	(10,400)	—

Total distributions to shareholders	(4,758,168)	(5,905,522)	(558,722)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	306,288,062	96,241,277	5,263,753	17,835,537
Cost of shares redeemed	(275,735,795)	(172,557,468)	—	—

Net increase (decrease) in net assets from capital share transactions	30,552,267	(76,316,191)	5,263,753	17,835,537

INCREASE (DECREASE) IN NET ASSETS	(12,390,163)	(183,907,029)	7,207,711	18,187,961

NET ASSETS
Beginning of period	364,889,616	548,796,645	18,187,961	—

End of period	$352,499,453	$364,889,616	$25,395,672	$18,187,961

Undistributed net investment income included in net assets at end of period	$21,583	$—	$—	$15,989

SHARES ISSUED AND REDEEMED
Shares sold	6,450,000	1,600,000	200,000	700,000
Shares redeemed	(6,000,000)	(3,050,000)	—	—

Net increase (decrease) in shares outstanding	450,000	(1,450,000)	200,000	700,000

[a]	Commencement of operations.

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Israel Capped ETF		iShares MSCI Mexico Capped ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,855,705	$1,746,415	$43,179,073	$23,387,350
Net realized gain (loss)	10,422,925	(2,451,315)	(49,805,879)	58,110,855
Net change in unrealized appreciation/depreciation	4,245,175	13,324,637	416,649,115	(251,180,438)

Net increase (decrease) in net assets resulting from operations	16,523,805	12,619,737	410,022,309	(169,682,233)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,015,418)	(1,885,659)	(41,504,491)	(20,571,276)

Total distributions to shareholders	(2,015,418)	(1,885,659)	(41,504,491)	(20,571,276)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	124,975,600	4,057,008	2,034,431,562	2,551,091,943
Cost of shares redeemed	(88,548,464)	(12,993,789)	(1,344,849,484)	(1,326,485,790)

Net increase (decrease) in net assets from capital share transactions	36,427,136	(8,936,781)	689,582,078	1,224,606,153

INCREASE IN NET ASSETS	50,935,523	1,797,297	1,058,099,896	1,034,352,644

NET ASSETS
Beginning of year	70,709,785	68,912,488	2,217,052,196	1,182,699,552

End of year	$121,645,308	$70,709,785	$3,275,152,092	$2,217,052,196

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(29,486)	$(114,132)	$5,791,200	$4,231,855

SHARES ISSUED AND REDEEMED
Shares sold	2,500,000	100,000	31,000,000	36,200,000
Shares redeemed	(1,750,000)	(300,000)	(21,000,000)	(19,800,000)

Net increase (decrease) in shares outstanding	750,000	(200,000)	10,000,000	16,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI South Africa ETF		iShares MSCI Turkey ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,130,204	$10,563,037	$8,452,557	$12,304,114
Net realized gain	38,061,399	9,898,524	4,401,805	23,341,248
Net change in unrealized appreciation/depreciation	57,102,013	(55,224,683)	93,555,911	(125,847,399)

Net increase (decrease) in net assets resulting from operations	108,293,616	(34,763,122)	106,410,273	(90,202,037)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,294,677)	(13,575,195)	(8,703,391)	(12,901,893)

Total distributions to shareholders	(12,294,677)	(13,575,195)	(8,703,391)	(12,901,893)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	281,249,453	295,390,025	364,224,026	506,879,433
Cost of shares redeemed	(337,422,079)	(171,404,561)	(382,640,118)	(528,983,742)

Net increase (decrease) in net assets from capital share transactions	(56,172,626)	123,985,464	(18,416,092)	(22,104,309)

INCREASE (DECREASE) IN NET ASSETS	39,826,313	75,647,147	79,290,790	(125,208,239)

NET ASSETS
Beginning of year	547,569,325	471,922,178	436,076,046	561,284,285

End of year	$587,395,638	$547,569,325	$515,366,836	$436,076,046

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$836,307	$(999,286)	$—	$(53)

SHARES ISSUED AND REDEEMED
Shares sold	4,300,000	4,800,000	7,500,000	7,950,000
Shares redeemed	(5,300,000)	(2,800,000)	(7,150,000)	(9,050,000)

Net increase (decrease) in shares outstanding	(1,000,000)	2,000,000	350,000	(1,100,000)

See notes to financial statements.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI USA ETF
	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,391,477	$3,339,631
Net realized gain	56,924,794	4,666,050
Net change in unrealized appreciation/depreciation	(29,707,398)	18,945,599

Net increase in net assets resulting from operations	29,608,873	26,951,280

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,876,350)	(3,310,642)

Total distributions to shareholders	(2,876,350)	(3,310,642)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	48,587,993	36,217,071
Cost of shares redeemed	(207,759,194)	(25,497,372)

Net increase (decrease) in net assets from capital share transactions	(159,171,201)	10,719,699

INCREASE (DECREASE) IN NET ASSETS	(132,438,678)	34,360,337

NET ASSETS
Beginning of year	179,830,170	145,469,833

End of year	$47,391,492	$179,830,170

Undistributed net investment income included in net assets at end of year	$133,983	$618,856

SHARES ISSUED AND REDEEMED
Shares sold	1,250,000	1,100,000
Shares redeemed	(5,250,000)	(800,000)

Net increase (decrease) in shares outstanding	(4,000,000)	300,000

See notes to financial statements.

FINANCIAL STATEMENTS	63

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Brazil Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$42.52	$52.61	$65.00	$68.07	$58.26

Income from investment operations:
Net investment income[a]	1.56	1.59	1.73	2.24	1.56
Net realized and unrealized gain (loss)[b]	11.08	(10.32)	(12.64)	(1.69)	10.83

Total from investment operations	12.64	(8.73)	(10.91)	0.55	12.39

Less distributions from:
Net investment income	(1.55)	(1.36)	(0.56)	(3.62)	(2.58)
Return of capital	—	—	(0.92)	—	—

Total distributions	(1.55)	(1.36)	(1.48)	(3.62)	(2.58)

Net asset value, end of year	$53.61	$42.52	$52.61	$65.00	$68.07

Total return	30.33%	(16.85)%	(16.79)%	0.36%	21.12%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,449,685	$4,983,630	$7,370,617	$11,332,121	$9,240,453
Ratio of expenses to average net assets	0.62%	0.61%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets	3.37%	3.02%	2.92%	3.08%	2.24%
Portfolio turnover rate[c]	54%	56%	7%	11%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010 were 11%, 20%, 6%, 11% and 13%, respectively. See Note 4.

See notes to financial statements.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$27.34	$27.52	$29.89	$26.10	$23.70

Income from investment operations:
Net investment income[a]	0.59	0.60	0.53	0.53	0.43
Net realized and unrealized gain (loss)[b]	5.62	(0.10)	(2.33)	3.78	2.39

Total from investment operations	6.21	0.50	(1.80)	4.31	2.82

Less distributions from:
Net investment income	(0.62)	(0.68)	(0.57)	(0.52)	(0.42)

Total distributions	(0.62)	(0.68)	(0.57)	(0.52)	(0.42)

Net asset value, end of year	$32.93	$27.34	$27.52	$29.89	$26.10

Total return	23.00%	1.84%	(5.87)%	16.50%	11.91%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,786,906	$3,428,223	$4,254,544	$5,092,547	$3,447,242
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	1.97%	2.12%	1.94%	1.70%	1.63%
Portfolio turnover rate[c]	6%	7%	5%	8%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Chile Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$47.70	$60.31	$67.11	$67.37	$44.61

Income from investment operations:
Net investment income[a]	0.69	0.68	0.97	0.95	0.59
Net realized and unrealized gain (loss)[b]	(4.18)	(12.58)	(6.80)	(0.23)	22.86

Total from investment operations	(3.49)	(11.90)	(5.83)	0.72	23.45

Less distributions from:
Net investment income	(0.69)	(0.68)	(0.92)	(0.98)	(0.66)
Return of capital	—	(0.03)	(0.05)	(0.00)[c]	(0.03)

Total distributions	(0.69)	(0.71)	(0.97)	(0.98)	(0.69)

Net asset value, end of year	$43.52	$47.70	$60.31	$67.11	$67.37

Total return	(7.40)%	(19.87)%	(8.68)%	0.93%	52.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$352,499	$364,890	$548,797	$708,018	$670,350
Ratio of expenses to average net assets	0.62%	0.61%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets	1.49%	1.12%	1.55%	1.30%	1.05%
Portfolio turnover rate[d]	91%	34%	48%	38%	42%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013, August 31, 2012, August 31, 2011, and August 31, 2010 were 11%, 16%, 20%, 12%, and 9%, respectively. See Note 4.

See notes to financial statements.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Colombia Capped ETF

	Year ended Aug. 31, 2014	Period from Jun. 18, 2013[a] to Aug. 31, 2013
Net asset value, beginning of period	$25.98	$25.28

Income from investment operations:
Net investment income[b]	0.67	0.03
Net realized and unrealized gain[c]	2.24	0.67

Total from investment operations	2.91	0.70

Less distributions from:
Net investment income	(0.63)	—
Net realized gain	(0.03)	—
Return of capital	(0.01)	—

Total distributions	(0.67)	—

Net asset value, end of period	$28.22	$25.98

Total return	11.44%	2.77%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,396	$18,188
Ratio of expenses to average net assets[e]	0.61%	0.61%
Ratio of net investment income to average net assets[e]	2.54%	0.61%
Portfolio turnover rate[f]	34%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the year ended August 31, 2014 and for the period ended August 31, 2013 were 33% and 2%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Israel Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$42.85	$37.25	$45.89	$49.41	$46.87

Income from investment operations:
Net investment income[a]	0.87	0.95	1.12	1.39	1.40
Net realized and unrealized gain (loss)[b]	7.95	5.68	(8.66)	(3.18)	2.63

Total from investment operations	8.82	6.63	(7.54)	(1.79)	4.03

Less distributions from:
Net investment income	(0.98)	(1.03)	(1.07)	(1.73)	(1.49)
Return of capital	—	—	(0.03)	—	—

Total distributions	(0.98)	(1.03)	(1.10)	(1.73)	(1.49)

Net asset value, end of year	$50.69	$42.85	$37.25	$45.89	$49.41

Total return	20.67%	17.82%	(16.52)%	(4.26)%	8.57%

Ratios/Supplemental data:
Net assets, end of year (000s)	$121,645	$70,710	$68,912	$78,018	$128,473
Ratio of expenses to average net assets	0.62%	0.61%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets	1.74%	2.20%	2.75%	2.49%	2.64%
Portfolio turnover rate[c]	15%	14%	20%	17%	21%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Capped ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$61.93	$60.96	$58.39	$48.17	$42.59

Income from investment operations:
Net investment income[a]	1.06	0.75	0.73	0.80	0.72
Net realized and unrealized gain[b]	9.61	0.85	2.76	10.15	5.61

Total from investment operations	10.67	1.60	3.49	10.95	6.33

Less distributions from:
Net investment income	(1.09)	(0.63)	(0.92)	(0.73)	(0.75)

Total distributions	(1.09)	(0.63)	(0.92)	(0.73)	(0.75)

Net asset value, end of year	$71.51	$61.93	$60.96	$58.39	$48.17

Total return	17.42%	2.53%	6.13%	22.67%	14.83%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,275,152	$2,217,052	$1,182,700	$1,243,731	$1,450,039
Ratio of expenses to average net assets	0.48%	0.50%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	1.61%	1.09%	1.26%	1.35%	1.46%
Portfolio turnover rate[c]	19%	32%	10%	5%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Africa ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$58.88	$64.65	$69.06	$58.74	$51.99

Income from investment operations:
Net investment income[a]	1.57	1.32	2.10	1.65	1.18
Net realized and unrealized gain (loss)[b]	11.86	(5.31)	(4.41)	11.08	6.92

Total from investment operations	13.43	(3.99)	(2.31)	12.73	8.10

Less distributions from:
Net investment income	(1.54)	(1.78)	(2.10)	(2.41)	(1.35)

Total distributions	(1.54)	(1.78)	(2.10)	(2.41)	(1.35)

Net asset value, end of year	$70.77	$58.88	$64.65	$69.06	$58.74

Total return	23.13%	(6.35)%	(3.17)%	21.58%	15.80%

Ratios/Supplemental data:
Net assets, end of year (000s)	$587,396	$547,569	$471,922	$504,102	$505,191
Ratio of expenses to average net assets	0.62%	0.61%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets	2.40%	2.08%	3.26%	2.38%	2.09%
Portfolio turnover rate[c]	6%	5%	4%	4%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Turkey ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$49.00	$56.13	$47.73	$60.81	$48.01

Income from investment operations:
Net investment income[a]	0.85	1.07	0.86	0.84	1.00
Net realized and unrealized gain (loss)[b]	6.75	(7.08)	8.70	(12.59)	13.02

Total from investment operations	7.60	(6.01)	9.56	(11.75)	14.02

Less distributions from:
Net investment income	(0.88)	(1.12)	(1.16)	(1.33)	(1.22)

Total distributions	(0.88)	(1.12)	(1.16)	(1.33)	(1.22)

Net asset value, end of year	$55.72	$49.00	$56.13	$47.73	$60.81

Total return	15.52%	(11.05)%	20.37%	(19.74)%	29.55%

Ratios/Supplemental data:
Net assets, end of year (000s)	$515,367	$436,076	$561,284	$448,677	$601,988
Ratio of expenses to average net assets	0.62%	0.61%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets	1.64%	1.67%	1.75%	1.30%	1.81%
Portfolio turnover rate[c]	8%	9%	9%	12%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI USA ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Period from May 5, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$35.26	$30.31	$26.17	$22.44	$24.83

Income from investment operations:
Net investment income[b]	0.71	0.69	0.59	0.51	0.17
Net realized and unrealized gain (loss)[c]	8.01	4.96	3.94	3.73	(2.49)

Total from investment operations	8.72	5.65	4.53	4.24	(2.32)

Less distributions from:
Net investment income	(0.90)	(0.70)	(0.39)	(0.51)	(0.07)

Total distributions	(0.90)	(0.70)	(0.39)	(0.51)	(0.07)

Net asset value, end of period	$43.08	$35.26	$30.31	$26.17	$22.44

Total return	24.98%	18.85%	17.44%	18.89%	(9.37)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$47,391	$179,830	$145,470	$5,233	$2,244
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.82%	2.10%	2.04%	1.90%	2.21%
Portfolio turnover rate[f]	6%	5%	6%	8%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Brazil Capped	Non-diversified
MSCI Canada	Diversified
MSCI Chile Capped	Non-diversified
MSCI Colombia Capped	Non-diversified
MSCI Israel Capped	Non-diversified

iShares ETF	Diversification Classification
MSCI Mexico Capped	Non-diversified
MSCI South Africa	Non-diversified
MSCI Turkey	Non-diversified
MSCI USA	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Brazil Capped
Assets:
Common Stocks	$3,220,017,448	$—	$—	$3,220,017,448
Preferred Stocks	2,213,637,892	—	—	2,213,637,892
Money Market Funds	4,267,567	—	—	4,267,567

	$5,437,922,907	$—	$—	$5,437,922,907

MSCI Canada
Assets:
Common Stocks	$3,778,059,600	$—	$—	$3,778,059,600
Money Market Funds	32,050,890	—	—	32,050,890
Futures Contracts[a]	893,090	—	—	893,090

	$3,811,003,580	$—	$—	$3,811,003,580

MSCI Chile Capped
Assets:
Common Stocks	$329,842,949	$—	$—	$329,842,949
Preferred Stocks	21,822,406	—	—	21,822,406
Money Market Funds	316,985	—	—	316,985

	$351,982,340	$—	$—	$351,982,340

MSCI Colombia Capped
Assets:
Common Stocks	$19,843,670	$—	$—	$19,843,670
Preferred Stocks	5,053,103	—	—	5,053,103
Money Market Funds	53,269	—	—	53,269

	$24,950,042	$—	$—	$24,950,042

MSCI Israel Capped
Assets:
Common Stocks	$121,310,194	$—	$—	$121,310,194
Money Market Funds	11,119	—	—	11,119

	$121,321,313	$—	$—	$121,321,313

MSCI Mexico Capped
Assets:
Common Stocks	$3,269,031,989	$—	$35	$3,269,032,024
Money Market Funds	139,109,903	—	—	139,109,903

	$3,408,141,892	$—	$35	$3,408,141,927

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI South Africa
Assets:
Common Stocks	$585,331,363	$—	$2,470	$585,333,833
Money Market Funds	3,719,706	—	—	3,719,706

	$589,051,069	$—	$2,470	$589,053,539

MSCI Turkey
Assets:
Common Stocks	$513,272,175	$1,695,119	$—	$514,967,294
Money Market Funds	54,885,087	—	—	54,885,087

	$568,157,262	$1,695,119	$—	$569,852,381

MSCI USA
Assets:
Common Stocks	$47,258,640	$—	$—	$47,258,640
Money Market Funds	383,134	—	—	383,134

	$47,641,774	$—	$—	$47,641,774

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

SHORT POSITIONS

From time to time, in order to track the performance of their respective benchmark index, the Funds may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability in the Funds’ statements of assets and liabilities and is equal to the current fair value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the Funds’ statements of operations. Upon receipt of the securities related to the corporate actions, the Funds record a realized gain (loss). Dividends on securities sold short, if any, are reflected as an expense in the statement of operations. Details of the short position resulting from the non-index securities sold by the Funds, if any, are included in their respective schedule of investments.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of August 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of August 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Canada	$28,500,223	$28,500,223	$—
MSCI Mexico Capped	124,185,860	124,185,860	—
MSCI South Africa	3,377,559	3,377,559	—
MSCI Turkey	51,535,094	51,535,094	—
MSCI USA	309,911	309,911	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each of the iShares MSCI Canada and iShares MSCI Mexico Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion[a]

[a]	Breakpoint level was added effective July 1, 2014.

For its investment advisory services to each of the iShares MSCI Brazil Capped, iShares MSCI Chile Capped, iShares MSCI Israel Capped, iShares MSCI South Africa and iShares MSCI Turkey ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Colombia Capped	0.61%
MSCI USA	0.15

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES®, INC.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares MSCI USA ETF (the “Group 1 Fund”) retains 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares MSCI Brazil Capped, iShares MSCI Canada, iShares MSCI Chile Capped, iShares MSCI Colombia Capped, iShares MSCI Israel Capped, iShares MSCI Mexico Capped, iShares MSCI South Africa and iShares MSCI Turkey ETFs (the “Group 2 Funds”) retain 75% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, each Group 1 Fund will (i) receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will (i) receive for the remainder of that calendar year 80% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI Canada	$393,308
MSCI Israel Capped	9,376
MSCI Mexico Capped	514,945
MSCI South Africa	59,464
MSCI Turkey	354,188
MSCI USA	2,997

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI Mexico Capped
Desarrolladora Homex SAB de CV	28,207,210	5,221,000	(33,428,210)	—	$—	$—	$(19,927,540)

MSCI USA
BlackRock Inc.	1,575	404	(1,641)	338	$111,719	$6,372	$175,180
PNC Financial Services Group Inc. (The)	6,204	1,654	(6,515)	1,343	113,819	7,645	133,009

					$225,538	$14,017	$308,189

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI Brazil Capped	$2,567,009,818	$3,239,191,320
MSCI Canada	189,981,357	191,623,352
MSCI Chile Capped	341,894,894	311,839,157
MSCI Colombia Capped	11,546,678	7,096,336
MSCI Israel Capped	15,419,833	15,837,959
MSCI Mexico Capped	504,694,694	495,798,020
MSCI South Africa	36,200,812	31,255,319
MSCI Turkey	43,509,653	44,991,678
MSCI USA	7,636,532	8,518,661

In-kind transactions (see Note 4) for the year ended August 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Canada	$531,561,946	$792,146,793
MSCI Colombia Capped	327,187	—
MSCI Israel Capped	124,371,328	87,646,524
MSCI Mexico Capped	2,014,187,958	1,339,450,361
MSCI South Africa	274,522,214	336,633,310
MSCI Turkey	363,711,226	380,877,821
MSCI USA	48,383,549	206,769,988

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES®, INC.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI Canada ETF as of August 31, 2014 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[a]	$893,090

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI Canada ETF during the year ended August 31, 2014 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$2,438,399	$473,482

For the year ended August 31, 2014, the average quarter-end number of contracts and notional value of open futures contracts for the iShares MSCI Canada ETF were 82 and $12,427,393, respectively.

6.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund, except for the iShares MSCI USA ETF, invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES®, INC.

Each Fund, except for the iShares MSCI USA ETF, invests all or substantially all of its assets in issuers located in a single country other than the U.S. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2014, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Brazil Capped	$—	$1,518,266	$(1,518,266)
MSCI Canada	25,269,848	2,914,773	(28,184,621)
MSCI Chile Capped	—	(297,290)	297,290
MSCI Colombia Capped	—	(30,039)	30,039
MSCI Israel Capped	11,457,880	244,359	(11,702,239)
MSCI Mexico Capped	(6,252,333)	(115,237)	6,367,570
MSCI South Africa	42,288,384	1,000,066	(43,288,450)
MSCI Turkey	18,732,905	250,887	(18,983,792)
MSCI USA	56,688,371	—	(56,688,371)

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI Brazil Capped
Ordinary income	$151,885,117	$201,420,612

MSCI Canada
Ordinary income	$71,105,660	$101,089,405

MSCI Chile Capped
Ordinary income	$4,758,168	$5,669,647
Return of Capital	—	235,875

	$4,758,168	$5,905,522

MSCI Colombia Capped
Ordinary income	$548,322	$—
Return of Capital	10,400	—

	$558,722	$—

MSCI Israel Capped
Ordinary income	$2,015,418	$1,885,659

MSCI Mexico Capped
Ordinary income	$41,504,491	$20,571,276

MSCI South Africa
Ordinary income	$12,294,677	$13,575,195

MSCI Turkey
Ordinary income	$8,703,391	$12,901,893

MSCI USA
Ordinary income	$2,876,350	$3,310,642

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Brazil Capped	$4,341,889	$(1,187,638,541)	$1,703,875,279	$(48,209,725)	$472,368,902
MSCI Canada	7,492,187	(264,812,268)	55,221,153	(31,441,290)	(233,540,218)
MSCI Chile Capped	21,583	(80,566,157)	(1,409,601)	(24,361,876)	(106,316,051)
MSCI Colombia Capped	—	—	2,347,121	(40,339)	2,306,782
MSCI Israel Capped	46,719	(32,196,728)	(18,162,579)	(1,138,866)	(51,451,454)
MSCI Mexico Capped	9,283,283	(77,936,111)	(35,652,424)	(62,137,248)	(166,442,500)
MSCI South Africa	837,167	(66,190,816)	(37,193,872)	(5,675,644)	(108,223,165)
MSCI Turkey	—	(32,397,921)	(99,684,609)	(7,966,226)	(140,048,756)
MSCI USA	133,983	(56,840)	3,671,622	(68,795)	3,679,970

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Brazil Capped	$989,412,231	$—	$—	$—	$198,226,310	$—	$1,187,638,541
MSCI Canada	142,622,027	5,363,291	5,107,471	27,886,883	68,928,677	14,903,919	264,812,268
MSCI Chile Capped	65,990,195	—	—	1,886,881	11,712,090	976,991	80,566,157
MSCI Israel Capped	13,480,809	—	—	784,479	10,801,191	7,130,249	32,196,728
MSCI Mexico Capped	42,455,837	—	853,150	8,973,988	2,789,471	22,863,665	77,936,111
MSCI South Africa	27,277,976	1,607,845	972,024	15,339,464	14,856,365	6,137,142	66,190,816
MSCI Turkey	21,835,364	—	—	720,636	5,982,737	3,859,184	32,397,921
MSCI USA	56,840	—	—	—	—	—	56,840

[a]	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI Colombia Capped	$36,917
MSCI USA	118,640

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Brazil Capped	$3,733,181,656	$2,307,316,849	$(602,575,598)	$1,704,741,251
MSCI Canada	3,755,644,171	614,936,207	(560,469,888)	54,466,319
MSCI Chile Capped	353,391,766	53,164,604	(54,574,030)	(1,409,426)
MSCI Colombia Capped	22,602,882	2,999,710	(652,550)	2,347,160
MSCI Israel Capped	139,481,810	1,123,618	(19,284,115)	(18,160,497)
MSCI Mexico Capped	3,443,796,375	187,278,849	(222,933,297)	(35,654,448)
MSCI South Africa	626,252,470	72,791,371	(109,990,302)	(37,198,931)
MSCI Turkey	669,531,262	11,172,988	(110,851,869)	(99,678,881)
MSCI USA	43,970,152	4,065,093	(393,471)	3,671,622

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LINE OF CREDIT

The iShares MSCI Colombia Capped ETF, along with certain other iShares funds, are parties to a $150 million credit agreement with State Street Bank and Trust Company, which expires October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended August 31, 2014, the iShares MSCI Colombia Capped ETF’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $900,000, $22,192 and 1.17% respectively.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	87

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Brazil Capped ETF, iShares MSCI Canada ETF, iShares MSCI Chile Capped ETF, iShares MSCI Colombia Capped ETF, iShares MSCI Israel Capped ETF, iShares MSCI Mexico Capped ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and iShares MSCI USA ETF (the “Funds”) at August 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2014

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

For corporate shareholders, 100.00% of the income dividends paid by the iShares MSCI USA ETF during the fiscal year ended August 31, 2014 qualified for the dividends-received deduction.

For the fiscal year ended August 31, 2014, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Brazil Capped	$202,559,475	$15,126,259
MSCI Canada	94,825,644	13,237,727
MSCI Chile Capped	9,113,451	1,927,200
MSCI Colombia Capped	677,459	10,006
MSCI Israel Capped	3,091,527	592,434
MSCI Mexico Capped	55,498,026	612,833
MSCI South Africa	19,018,472	2,652,794
MSCI Turkey	12,374,665	1,652,304

Under Section 871(k)(2)(C) of the Code, the iShares MSCI Colombia Capped ETF hereby designates $24,565 as short-term capital gain dividends for the fiscal year ended August 31, 2014.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI Brazil Capped	$9,778,920
MSCI Canada	84,343,387
MSCI Colombia Capped	558,328
MSCI Israel Capped	2,607,852

iShares ETF	Qualified Dividend Income
MSCI Mexico Capped	$42,117,324
MSCI South Africa	14,947,471
MSCI Turkey	10,355,695
MSCI USA	2,516,643

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	89

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I.  iShares MSCI Brazil Capped ETF, iShares MSCI Chile Capped ETF, iShares MSCI Israel Capped ETF, iShares MSCI South Africa ETF and iShares MSCI Turkey ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for iShares MSCI Israel Capped ETF, iShares MSCI South Africa ETF and iShares MSCI Turkey ETF were lower than the median of the investment advisory fee rates and

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

overall expenses of the funds in their respective Lipper Group, and the investment advisory fee rates and overall expenses for iShares MSCI Brazil Capped ETF and iShares MSCI Chile Capped ETF were at the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar

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year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI Israel Capped ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Canada ETF and iShares MSCI Mexico Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no

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comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed

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to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for additional breakpoints, as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Funds. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and

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institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.  iShares MSCI Colombia Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors

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requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

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Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and

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iSHARES®, INC.

variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

IV.  iShares MSCI USA ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of a lower fee. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	103

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Brazil Capped	$1.393764	$—	$0.156416	$1.550180	90%	—%	10%	100%
MSCI Canada	0.552739	—	0.069719	0.622458	89	—	11	100
MSCI Colombia Capped	0.674415	—	—	0.674415	100	—	—	100
MSCI Israel Capped	0.876068	—	0.108215	0.984283	89	—	11	100
MSCI Mexico Capped	1.093145	—	—	1.093145	100	—	—	100
MSCI South Africa	1.543938	—	—	1.543938	100	—	—	100
MSCI USA	0.895585	—	0.007571	0.903156	99	—	1	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calender quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

104	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Brazil Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	4	0.29%
Greater than 2.5% and Less than 3.0%	10	0.72
Greater than 2.0% and Less than 2.5%	31	2.25
Greater than 1.5% and Less than 2.0%	64	4.63
Greater than 1.0% and Less than 1.5%	98	7.09
Greater than 0.5% and Less than 1.0%	154	11.14
Between 0.5% and –0.5%	887	64.19
Less than –0.5% and Greater than –1.0%	103	7.46
Less than –1.0% and Greater than –1.5%	23	1.66
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5%	1	0.07

	1,382	100.00%

iShares MSCI Canada ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.14%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	14	1.01
Greater than 0.5% and Less than 1.0%	77	5.58
Between 0.5% and –0.5%	1,193	86.33
Less than –0.5% and Greater than –1.0%	82	5.94
Less than –1.0% and Greater than –1.5%	8	0.58
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0% and Greater than –2.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	105

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Chile Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	4	0.29%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	32	2.32
Greater than 0.5% and Less than 1.0%	191	13.82
Between 0.5% and –0.5%	873	63.17
Less than –0.5% and Greater than –1.0%	223	16.14
Less than –1.0% and Greater than –1.5%	28	2.03
Less than –1.5% and Greater than –2.0%	13	0.94
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5%	2	0.14

	1,382	100.00%

iShares MSCI Colombia Capped ETF

Period Covered: July 1, 2013 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.79%
Greater than 1.5% and Less than 2.0%	8	3.17
Greater than 1.0% and Less than 1.5%	34	13.49
Greater than 0.5% and Less than 1.0%	79	31.35
Between 0.5% and –0.5%	125	49.61
Less than –0.5% and Greater than –1.0%	4	1.59

	252	100.00%

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Israel Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	24	1.74
Greater than 1.0% and Less than 1.5%	69	4.99
Greater than 0.5% and Less than 1.0%	210	15.20
Between 0.5% and –0.5%	732	52.97
Less than –0.5% and Greater than –1.0%	185	13.39
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	40	2.90
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	10	0.72
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0%	2	0.14

	1,382	100.00%

iShares MSCI Mexico Capped ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.14%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	27	1.95
Greater than 0.5% and Less than 1.0%	103	7.46
Between 0.5% and –0.5%	1,043	75.48
Less than –0.5% and Greater than –1.0%	148	10.71
Less than –1.0% and Greater than –1.5%	40	2.90
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Africa ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	3	0.22%
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	8	0.58
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	24	1.74
Greater than 1.5% and Less than 2.0%	45	3.26
Greater than 1.0% and Less than 1.5%	117	8.46
Greater than 0.5% and Less than 1.0%	257	18.60
Between 0.5% and –0.5%	588	42.54
Less than –0.5% and Greater than –1.0%	164	11.86
Less than –1.0% and Greater than –1.5%	66	4.78
Less than –1.5% and Greater than –2.0%	49	3.55
Less than –2.0% and Greater than –2.5%	29	2.10
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	10	0.72
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0%	2	0.14

	1,382	100.00%

108	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Turkey ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	11	0.80
Greater than 2.5% and Less than 3.0%	16	1.16
Greater than 2.0% and Less than 2.5%	20	1.45
Greater than 1.5% and Less than 2.0%	43	3.11
Greater than 1.0% and Less than 1.5%	115	8.32
Greater than 0.5% and Less than 1.0%	249	18.02
Between 0.5% and –0.5%	602	43.57
Less than –0.5% and Greater than –1.0%	151	10.93
Less than –1.0% and Greater than –1.5%	86	6.22
Less than –1.5% and Greater than –2.0%	37	2.68
Less than –2.0% and Greater than –2.5%	23	1.66
Less than –2.5% and Greater than –3.0%	13	0.94
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0%	1	0.07

	1,382	100.00%

iShares MSCI USA ETF

Period Covered: July 1, 2010 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.10%
Greater than 1.0% and Less than 1.5%	3	0.30
Greater than 0.5% and Less than 1.0%	7	0.70
Between 0.5% and –0.5%	983	97.71
Less than –0.5% and Greater than –1.0%	12	1.19

	1,006	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

SUPPLEMENTAL INFORMATION	109

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

BFA has registered the iShares MSCI Brazil Capped ETF, iShares MSCI Canada ETF, iShares MSCI Mexico Capped ETF, and iShares MSCI USA ETF (each a “Fund”, collectively the “Funds”) for marketing to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards. Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Brazil Capped ETF in respect of BFA’s financial year ending December 31, 2013 was USD 925,434. This figure is comprised of fixed remuneration of USD 363,876 and variable remuneration of USD 561,558. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Brazil Capped ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 148,678.

110	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Canada ETF in respect of BFA’s financial year ending December 31, 2013 was USD 689,165. This figure is comprised of fixed remuneration of USD 270,977 and variable remuneration of USD 418,188. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Canada ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 110,720.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Mexico Capped ETF in respect of BFA’s financial year ending December 31, 2013 was USD 565,663. This figure is comprised of fixed remuneration of USD 222,416 and variable remuneration of USD 343,247. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Mexico Capped ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 90,878.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI USA ETF in respect of BFA’s financial year ending December 31, 2013 was USD 14,049. This figure is comprised of fixed remuneration of USD 5,524 and variable remuneration of USD 8,525. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI USA ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 2,257.

SUPPLEMENTAL INFORMATION	111

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 312 funds (as of August 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (57)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

112	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	113

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
George G.C. Parker (75)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

114	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	115

Notes:

116	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	117

Notes:

118	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-84-0814

AUGUST 31, 2014

2014 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI BRIC ETF | BKF | NYSE Arca
➢	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ
➢	iShares MSCI Emerging Markets Consumer Discretionary ETF | EMDI | NASDAQ
➢	iShares MSCI Emerging Markets Energy Capped ETF | EMEY | NASDAQ
➢	iShares MSCI Emerging Markets Growth ETF | EGRW | NASDAQ
➢	iShares MSCI Emerging Markets Minimum Volatility ETF | EEMV | NYSE Arca
➢	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca
➢	iShares MSCI Emerging Markets Value ETF | EVAL | NASDAQ

Management’s Discussion of Fund Performance

iSHARES®, INC.

EMERGING MARKETS OVERVIEW

Stocks of companies in emerging markets gained approximately 20% for the 12-month period ended August 31, 2014 (the “reporting period”). Emerging markets stocks experienced substantial volatility in the first six months of the reporting period, rising sharply during the first two months and then falling back over the ensuing three months. However, emerging markets stocks rallied steadily during the remainder of the reporting period.

Uncertainty regarding the pace of growth in many emerging economies helped contribute to the volatility in emerging markets stocks during the first half of the reporting period. Most notably, economic growth slowed in several bellwether emerging economies, including China, Brazil, and India. In contrast, many developed countries saw their economies strengthen as their central banks maintained or expanded accommodative monetary policies. Weaker economic activity contributed to the decline in emerging markets stocks in late 2013 and early 2014.

During the last six months of the reporting period, however, stocks in emerging markets benefited from greater investor demand. This was driven partly by improving economic growth in many emerging markets as central banks in developing countries began to implement economic stimulus efforts. Furthermore, better economic conditions in developed countries led to stronger demand for exports, and many emerging economies are major exporters to developed nations. These developments helped fuel a recovery in emerging markets stocks over the last half of the reporting period.

From a regional perspective, emerging equity markets in Latin America generated the best returns, gaining 24% for the reporting period. Brazil, the largest equity market in Latin America, led the region’s advance, gaining more than 30%. Much of those gains occurred in the last three months of the reporting period amid optimism about upcoming national elections. Peru, one of the worst-performing markets in 2013, rebounded strongly in the first eight months of 2014. Chile was the only market in the region to decline for the reporting period as economic growth slowed markedly.

Emerging markets in Asia also performed well, returning 22% for the reporting period. Although nearly every market in the region posted double-digit gains, India was the best performer, rising by more than 50% for the reporting period. A meaningful increase in economic activity and stronger corporate earnings growth propelled the Indian stock market to record highs by the end of the reporting period. Other top-performing markets in the region included the Philippines and Thailand. The laggards among emerging markets in Asia included South Korea and Malaysia.

In contrast to other regions, emerging markets stocks in Eastern Europe declined for the reporting period, falling by approximately 3%. Hungary was the weakest-performing market in the region, declining by more than 17% amid continued economic weakness and armed conflict between Russia and Ukraine, which shares a border with Hungary. Russia’s stock market, the largest in the region, also declined in response to these events. On the positive side, equity markets in Greece and the Czech Republic posted double-digit gains as the economies in both countries began to recover after an extended period of weakness.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI BRIC ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.73%	22.74%	22.80%	21.73%	22.74%	22.80%
5 Years	3.97%	4.10%	4.90%	21.51%	22.24%	26.99%
Since Inception	(2.75)%	(2.74)%	(2.30)%	(17.25)%	(17.23)%	(14.66)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,177.00	$3.73	$1,000.00	$1,021.80	$3.47	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC ETF

The iShares MSCI BRIC ETF (the “Fund”) seeks to track the investment of an index composed of Chinese equities that are available to international investors, and Brazilian, Russian, and Indian equities, as represented by the MSCI BRIC Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 21.73%, net of fees, while the total return for the Index was 22.80%.

As represented by the Index, stocks in Brazil, Russia, India, and China advanced by approximately 23% for the reporting period, outpacing the gain of the broad emerging markets. Three of the four countries in the Index posted positive returns for the reporting period, led by India, which gained more than 50%. The Indian stock market finished the reporting period at an all-time high helped by strong economic growth and improved corporate earnings.

Brazil returned more than 30% for the reporting period, while China, the largest country weighting in the Index, gained 17%. Much of the advance in both markets occurred over the last few months of the reporting period as the Chinese equity market benefited from signs of improvement in the domestic economy and Brazilian stocks rallied amid optimism about upcoming national elections.

The only country in the Index to decline was Russia, which fell by 6% for the reporting period. Persistent weakness in the Russian economy and an armed conflict in neighboring Ukraine weighed on the country’s stock market.

Currency fluctuations relative to the U.S. dollar had a modestly positive impact on Index performance for the reporting period. A weaker U.S. dollar increases international equity returns for U.S. investors. The U.S. dollar was largely unchanged against the Chinese yuan, but it declined by 6% versus the Brazilian real and 8% against the Indian rupee for the reporting period. In contrast, the U.S. dollar appreciated by 11% versus the Russian ruble.

PORTFOLIO ALLOCATION As of 8/31/14

Sector	Percentage of Total Investments*
Financials	29.93%
Energy	19.41
Information Technology	10.41
Consumer Staples	8.90
Telecommunication Services	7.58
Materials	7.13
Consumer Discretionary	5.14
Industrials	5.10
Utilities	3.86
Health Care	2.54

TOTAL	100.00%

COUNTRY ALLOCATION As of 8/31/14

Country	Percentage of Total Investments*
China	45.32%
Brazil	28.05
India	15.85
Russia	10.78

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ASIA ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.54%	23.10%	21.79%	21.54%	23.10%	21.79%
Since Inception	7.02%	7.11%	7.40%	18.99%	19.25%	20.07%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,131.10	$2.63	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

The iShares MSCI Emerging Markets Asia ETF (the “Fund”) seeks to track the investment results of an index composed of Asian emerging market equities, as represented by the MSCI Emerging Markets Asia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 21.54%, net of fees, while the total return for the Index was 21.79%.

As represented by the Index, emerging markets in Asia gained nearly 22% for the reporting period, outperforming the gain of the broad emerging markets. All of the countries represented in the Index generated positive returns for the reporting period, led by India (the fourth-largest country weighting in the Index during the reporting period), which gained more than 50%. The Indian stock market finished the reporting period at an all-time high helped by strong economic growth and improved corporate earnings.

Other top-performing markets within the Index included Taiwan (the third-largest country weighting in the Index), the Philippines, and Thailand, each of which gained more than 22% for the reporting period. China and South Korea, the two largest country weightings in the Index, were among the weakest-performing markets, though each gained approximately 17% for the reporting period.

Currency fluctuations relative to the U.S. dollar had a positive impact on Index performance for the reporting period. A weaker U.S. dollar increases international equity returns for U.S. investors. The U.S. dollar was largely unchanged against the Chinese yuan and Taiwan dollar, but it declined by approximately 8% versus both the Indian rupee and the South Korean won for the reporting period, as well as 4% against the Malaysian ringgit.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Information Technology	25.93%
Financials	25.26
Consumer Discretionary	9.26
Industrials	7.45
Energy	7.36
Telecommunication Services	6.88
Materials	6.50
Consumer Staples	6.16
Utilities	3.16
Health Care	2.04

TOTAL	100.00%

COUNTRY ALLOCATION

As of 8/31/14

Country	Percentage of Total Investments*

China	30.51%
South Korea	24.21
Taiwan	19.06
India	10.65
Malaysia	6.09
Indonesia	4.06
Thailand	3.63
Philippines	1.79

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS CONSUMER DISCRETIONARY ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.16%	24.80%	24.04%	23.16%	24.80%	24.04%
Since Inception	7.95%	8.30%	8.78%	21.66%	22.66%	24.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,113.00	$3.62	$1,000.00	$1,021.80	$3.47	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS CONSUMER DISCRETIONARY ETF

The iShares MSCI Emerging Markets Consumer Discretionary ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities in the consumer discretionary sector, as represented by the MSCI Emerging Markets Consumer Discretionary Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 23.16%, net of fees, while the total return for the Index was 24.04%.

As represented by the Index, consumer discretionary stocks in emerging market countries gained approximately 24% for the reporting period, outperforming the gain of the broad emerging markets. Emerging economies are driven primarily by exports to developed countries, but many emerging markets are also seeing a domestic consumption increase due to greater consumer spending from a rapidly growing middle class. This trend aided consumer discretionary stocks in emerging markets during the reporting period.

All but one of the 15 countries represented in the Index generated positive returns for the reporting period, led by India, Brazil, and Mexico, which produced gains of 72%, 48%, and 44%, respectively. South Africa, the second-largest country weighting in the Index during the period, also gained more than 40% for the reporting period.

The only country to decline within the Index was Chile, which fell sharply during the reporting period. Weaker economic growth, including a meaningful drop in consumer spending, contributed to the large decline in Chilean consumer discretionary stocks.

Currency fluctuations relative to the U.S. dollar had a positive impact on Index performance for the reporting period. A weaker U.S. dollar increases international equity returns for U.S. investors. Although the U.S. dollar appreciated by 4% against the South African rand for the reporting period, it declined by 6% versus the Brazilian real and 8% against both the Indian rupee and the South Korean won.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Automobiles & Components	40.00%
Media	20.52
Retailing	17.69
Consumer Durables & Apparel	11.02
Consumer Services	10.77

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*

South Korea	30.80%
South Africa	20.08
China	11.15
Brazil	7.11
Mexico	5.42
Indonesia	4.99
Taiwan	4.90
India	4.90
Malaysia	3.86
Chile	1.86

TOTAL	95.07%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ENERGY CAPPED ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.65%	12.42%	12.19%	11.65%	12.42%	12.19%
Since Inception	(7.14)%	(7.24)%	(6.59)%	(17.29)%	(17.52)%	(16.02)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,157.80	$3.70	$1,000.00	$1,021.80	$3.47	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ENERGY CAPPED ETF

The iShares MSCI Emerging Markets Energy Capped ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities in the energy sector, as represented by the MSCI Emerging Markets Energy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 11.65%, net of fees, while the total return for the Index was 12.19%.

As represented by the Index, energy stocks in emerging market countries advanced by approximately 12% for the reporting period, trailing the gain of the broad emerging markets. One factor behind the underperformance of energy stocks in emerging markets was an abundance of supply, which had a negative impact on global energy prices. Energy production increased around the globe during the reporting period, driven by a shale oil and gas boom in the United States (in particular, domestic natural gas production increased in each of the last eight months of the reporting period), increased offshore drilling in Asia and South America, and growth in alternative energy sources such as wind and solar.

Another contributing factor was reduced demand for energy exports from emerging markets. Two of the primary export centers for energy from emerging markets are the U.S. and Europe. However, increased domestic energy production curtailed demand for foreign energy in the United States, while subdued economic growth dampened energy demand in Europe. Furthermore, major energy consumers among emerging economies, including Russia and Brazil, experienced weaker economic growth during the reporting period.

Currency fluctuations relative to the U.S. dollar also weighed on Index performance. A stronger U.S. dollar lowers international equity returns for U.S. investors. The U.S. dollar appreciated by 11% against the Russian ruble, 4% against the South African rand, and 1% against the Chinese yuan for the reporting period. Together, these three countries comprised more than half of the Index as of the end of the reporting period.

PORTFOLIO ALLOCATION As of 8/31/14

Sector	Percentage of Total Investments*

Integrated Oil & Gas	53.50%
Oil & Gas Exploration & Production	16.06
Oil & Gas Refining & Marketing	15.57
Coal & Consumable Fuels	8.27
Oil & Gas Storage & Transportation	3.35
Oil & Gas Equipment & Services	1.75
Oil & Gas Drilling	1.50

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS As of 8/31/14

Country	Percentage of Total Investments*

Russia	23.49%
China	22.77
Brazil	16.90
India	9.00
South Africa	6.67
Thailand	5.57
South Korea	2.98
Poland	2.39
Malaysia	2.37
Colombia	2.18

TOTAL	94.32%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.36%	17.28%	20.16%	19.36%	17.28%	20.16%
Since Inception	5.35%	5.20%	6.11%	14.29%	13.87%	16.39%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,112.70	$2.61	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

The iShares MSCI Emerging Markets Growth ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that exhibit growth characteristics, as represented by the MSCI Emerging Markets Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 19.36%, net of fees, while the total return for the Index was 20.16%.

As represented by the Index, growth stocks in emerging market countries advanced by just over 20% for the reporting period, narrowly outperforming the return of the broad emerging markets. Of the 25 countries represented in the Index, 19 generated positive returns for the reporting period, including the three largest countries: China, South Korea, and Taiwan, which together comprised approximately 47% of the Index on average during the reporting period. The major markets with the strongest performance within the Index included India, Brazil, and South Africa, where growth stocks produced returns of 49%, 35%, and 30%, respectively, for the reporting period.

Among the declining countries in the Index, Hungary was the weakest performer, falling substantially for the reporting period. Persistent weakness in the Hungarian economy weighed on growth stocks in the country. Russia and Chile were also notable decliners within the Index.

Currency fluctuations relative to the U.S. dollar had a modestly positive impact on Index performance for the reporting period. A weaker U.S. dollar increases international equity returns for U.S. investors. The U.S. dollar was largely unchanged against the Chinese yuan and Taiwan dollar, but it declined by 6% versus the Brazilian real and 8.5% against the South Korean won for the reporting period.

PORTFOLIO ALLOCATION As of 8/31/14

Sector	Percentage of Total Investments*
Information Technology	23.96%
Financials	21.98
Consumer Staples	13.74
Consumer Discretionary	10.96
Industrials	7.23
Materials	5.80
Energy	4.95
Telecommunication Services	4.69
Health Care	3.47
Utilities	3.22

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS As of 8/31/14

Country	Percentage of Total Investments*
China	19.15%
South Korea	15.45
Brazil	11.99
Taiwan	11.55
South Africa	7.73
India	6.54
Mexico	5.24
Russia	4.65
Malaysia	3.66
Indonesia	2.56

TOTAL	88.52%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.44%	16.73%	15.63%	15.44%	16.73%	15.63%
Since Inception	11.27%	11.34%	11.54%	35.89%	36.14%	36.79%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,133.30	$1.34	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

The iShares MSCI Emerging Markets Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets, as represented by the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 15.44%, net of fees, while the total return for the Index was 15.63%.

As represented by the Index, lower-volatility stocks in emerging market countries advanced by more than 15% for the reporting period but trailed the gain of the broad emerging markets. Of the 22 countries represented in the Index, 17 generated positive returns for the reporting period, including the three largest countries: China, Taiwan, and South Korea, which together comprised more than 45% of the Index on average during the reporting period. The major markets with the strongest performance within the Index included India, Korea, and Thailand, where lower-volatility stocks produced returns of 50%, 39%, and 31%, respectively, for the reporting period.

The five countries within the Index which declined during the reporting period had relatively small weights in the Index: Poland, the United Arab Emirates, Qatar, Morocco, and Russia. Collectively, these five countries comprised less than 3% of the Index on average during the reporting period.

Currency fluctuations relative to the U.S. dollar had a modestly positive impact on Index performance for the reporting period. A weaker U.S. dollar increases international equity returns for U.S. investors. The U.S. dollar was largely unchanged against the Chinese yuan and Taiwan dollar, but it declined by 4% versus the Malaysian ringgit and 8% against the South Korean won for the reporting period.

PORTFOLIO ALLOCATION As of 8/31/14

Sector	Percentage of Total Investments*

Financials	26.42%
Consumer Staples	13.37
Telecommunication Services	13.16
Information Technology	12.36
Utilities	8.22
Health Care	7.25
Industrials	6.53
Energy	5.38
Consumer Discretionary	3.90
Materials	3.41

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS As of 8/31/14

Country	Percentage of Total Investments*

China	20.60%
Taiwan	16.29
South Korea	12.00
Malaysia	8.58
South Africa	7.03
Brazil	5.90
Philippines	4.54
Indonesia	4.33
Chile	4.24
Colombia	3.04

TOTAL	86.55%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.92%	21.48%	21.14%	19.92%	21.48%	21.14%
Since Inception	3.51%	3.63%	4.35%	11.08%	11.46%	13.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11. The first day of secondary market trading was 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,096.00	$3.59	$1,000.00	$1,021.80	$3.47	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 19.92%, net of fees, while the total return for the Index was 21.14%.

As represented by the Index, small-capitalization stocks in emerging market countries advanced by approximately 21% for the reporting period, slightly outperforming the gain for the broad emerging markets. Of the 25 countries represented in the Index, 20 generated positive returns for the reporting period, including the three largest countries: Taiwan, South Korea, and China, which together comprised over 55% of the Index on average during the reporting period. The major markets with the strongest performance within the Index included India and Thailand, where small-capitalization stocks produced returns of 104% and 39%, respectively, for the reporting period.

Among the countries which declined in the Index, Russia was the weakest performer, declining by 17% for the reporting period. Persistent weakness in the Russian economy and an armed conflict in neighboring Ukraine weighed on small-capitalization stocks in the country. Chile and the Czech Republic also detracted from Index performance.

Currency fluctuations relative to the U.S. dollar had a modestly positive impact on Index performance for the reporting period. A weaker U.S. dollar increases international equity returns for U.S. investors. The U.S. dollar was largely unchanged against the Chinese yuan and Taiwan dollar, but it declined by 8% versus both the Indian rupee and the South Korean won for the reporting period.

PORTFOLIO ALLOCATION As of 8/31/14

Sector	Percentage of Total Investments*
Financials	19.45%
Information Technology	17.44
Consumer Discretionary	17.28
Industrials	14.51
Materials	11.91
Consumer Staples	6.92
Health Care	4.71
Utilities	3.32
Energy	2.65
Telecommunication Services	1.81

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS As of 8/31/14

Country	Percentage of Total Investments*
Taiwan	19.91%
China	19.08
South Korea	16.88
South Africa	7.28
India	6.57
Brazil	5.82
Malaysia	4.76
Thailand	4.26
Indonesia	3.57
Mexico	2.66

TOTAL	90.79%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS VALUE ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.20%	20.62%	19.77%	19.20%	20.62%	19.77%
Since Inception	0.96%	2.07%	1.41%	2.49%	5.38%	3.64%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,168.20	$2.68	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

The iShares MSCI Emerging Markets Value ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that exhibit value characteristics, as represented by the MSCI Emerging Markets Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 19.20%, net of fees, while the total return for the Index was 19.77%.

As represented by the Index, value stocks in emerging market countries advanced by nearly 20% for the reporting period, narrowly trailing the return of the broad emerging markets. Of the 24 countries represented in the Index, 20 generated positive returns for the reporting period, including the three largest countries: China, South Korea, and Taiwan, which together comprised more than 45% of the Index on average during the reporting period. The markets which provided the strongest performance within the Index included India and Brazil, where value stocks produced returns of 56% and 30%, respectively, for the reporting period.

Among the countries to decline in the Index, Qatar and the United Arab Emirates — newly added to the Index during the reporting period — detracted the most. Lower energy prices and political instability in the Middle East contributed to the decline in value stocks in these two countries. Russia and Hungary were the other two countries in the Index to post negative returns for the reporting period.

Currency fluctuations relative to the U.S. dollar had a modestly positive impact on Index performance for the reporting period. A weaker U.S. dollar increases international equity returns for U.S. investors. The U.S. dollar was largely unchanged against the Chinese yuan and Taiwan dollar, but it declined by 6% versus the Brazilian real and 8.5% against the South Korean won for the reporting period.

PORTFOLIO ALLOCATION As of 8/31/14

Sector	Percentage of Total Investments*

Financials	32.84%
Energy	16.13
Materials	11.13
Telecommunication Services	10.19
Information Technology	9.16
Consumer Discretionary	7.55
Industrials	5.84
Utilities	3.80
Consumer Staples	3.05
Health Care	0.31

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS As of 8/31/14

Country	Percentage of Total Investments*

China	19.08%
South Korea	14.99
Taiwan	12.11
Brazil	11.69
South Africa	7.26
India	6.79
Mexico	5.34
Russia	4.48
Malaysia	3.88
Indonesia	2.54

TOTAL	88.16%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2014 and held through August 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI BRIC ETF

August 31, 2014

Security	Shares	Value
COMMON STOCKS — 87.45%

BRAZIL — 16.26%
ALL – America Latina Logistica SA	100,000	$368,707
AMBEV SA	1,080,365	7,870,193
B2W Companhia Global do Varejo[a]	40,000	677,527
Banco Bradesco SA	160,090	2,863,312
Banco do Brasil SA	200,089	3,128,920
Banco Santander (Brasil) SA Units	223,337	1,543,112
BB Seguridade Participacoes SA	162,600	2,597,182
BM&F Bovespa SA	440,069	2,655,106
BR Malls Participacoes SA	100,000	1,039,977
BR Properties SA	40,000	266,363
BRF SA	160,000	4,283,256
CCR SA	200,000	1,810,909
Centrais Eletricas Brasileiras SA	80,400	292,847
CETIP SA – Mercados Organizados	40,547	591,656
Cielo SA	160,168	3,003,575
Companhia de Saneamento Basico do Estado de Sao Paulo	80,000	764,765
Companhia de Saneamento de Minas Gerais SA	20,000	357,534
Companhia Siderurgica Nacional SA	160,000	702,197
Cosan SA Industria e Comercio	40,000	831,266
CPFL Energia SA	60,000	605,752
Cyrela Brazil Realty SA Empreendimentos e Participacoes	60,000	380,505
Duratex SA	66,448	299,046
EcoRodovias Infraestrutura e Logistica SA	40,000	255,637
EDP Energias do Brasil SA	60,000	303,010
Embraer SA	160,000	1,559,563
Estacio Participacoes SA	80,000	1,062,948
Fibria Celulose SAa	60,041	624,681
Hypermarcas SAa	80,000	695,761
JBS SA	180,052	814,340
Klabin SA	120,000	609,774

Security	Shares	Value
Kroton Educacional SA	70,366	$2,108,574
Localiza Rent A Car SA	40,060	713,455
Lojas Americanas SA	25,300	146,991
Lojas Renner SA	20,000	684,856
Multiplan Empreendimentos Imobiliarios SA	20,000	515,832
Natura Cosmeticos SA	40,000	733,123
Odontoprev SA	60,000	261,715
Petroleo Brasileiro SA	680,000	6,728,431
Porto Seguro SA	20,000	296,574
Qualicorp SAa	40,000	500,547
Raia Drogasil SA	60,050	585,055
Souza Cruz SA	100,000	936,739
Sul America SA Units	40,072	277,050
TIM Participacoes SA	200,069	1,122,150
Totvs SA	20,000	365,221
Tractebel Energia SA	40,000	670,555
Transmissora Alianca de Energia Eletrica SA	20,600	214,880
Ultrapar Participacoes SA	80,000	2,062,613
Vale SA	300,000	3,904,270
Via Varejo SAa	21,300	237,983
WEG SA	72,720	909,670

		66,835,705
CHINA — 45.21%
AAC Technologies Holdings Inc.[b]	200,000	1,304,491
Agile Property Holdings Ltd.	400,000	313,800
Agricultural Bank of China Ltd. Class H	4,800,000	2,217,247
Air China Ltd. Class H	408,000	252,692
Alibaba Pictures Group Ltd.[a]	1,890,000	392,625
Aluminum Corp. of China Ltd. Class Ha,b	800,000	339,606
Anhui Conch Cement Co. Ltd. Class Hb	300,000	1,083,850
Anta Sports Products Ltd.	200,040	384,069
Bank of China Ltd. Class H	18,000,000	8,361,129
Bank of Communications Co. Ltd. Class H	2,004,200	1,463,684
BBMG Corp. Class H	300,000	223,738
Beijing Capital International Airport Co. Ltd. Class H	400,000	312,768
Beijing Enterprises Holdings Ltd.	100,000	861,919

CONSOLIDATED SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2014

Security	Shares	Value
Beijing Enterprises Water Group Ltd.	1,200,000	$817,533
Belle International Holdings Ltd.	1,000,000	1,278,685
Biostime International Holdings Ltd.	56,500	211,051
Brilliance China Automotive Holdings Ltd.	800,000	1,482,294
BYD Co. Ltd. Class Hb	100,000	710,309
China Agri-Industries Holdings Ltd.	415,800	170,072
China BlueChemical Ltd. Class H	400,000	197,157
China Cinda Asset Management Co. Ltd.[a,b]	1,000,000	512,248
China CITIC Bank Corp. Ltd. Class H	1,800,000	1,135,720
China Coal Energy Co. Class Hb	800,000	487,216
China Communications Construction Co. Ltd. Class H	1,000,000	729,018
China Communications Services Corp. Ltd. Class H	400,800	193,415
China Construction Bank Corp. Class H	16,200,370	12,040,300
China COSCO Holdings Co. Ltd. Class Ha,b	600,000	258,576
China Everbright Bank Co. Ltd.	426,000	198,979
China Everbright International Ltd.[b]	600,000	822,178
China Everbright Ltd.	400,000	758,695
China Gas Holdings Ltd.	400,000	712,244
China Huishan Dairy Holdings Co. Ltd.[a,b]	1,278,000	296,820
China International Marine Containers (Group) Co. Ltd. Class H	120,000	258,266
China Life Insurance Co. Ltd. Class H	1,600,000	4,593,459
China Longyuan Power Group Corp. Ltd. Class H	600,000	648,762
China Mengniu Dairy Co. Ltd.	200,000	927,724
China Merchants Bank Co. Ltd. Class H	1,078,456	2,062,246
China Merchants Holdings (International) Co. Ltd.	400,000	1,326,426
China Minsheng Banking Corp. Ltd. Class H	1,439,000	1,351,705

Security	Shares	Value
China Mobile Ltd.	1,400,000	$17,413,857
China National Building Material Co. Ltd. Class H	800,000	734,954
China Oilfield Services Ltd. Class H	410,000	1,214,106
China Overseas Land & Investment Ltd.	800,800	2,252,529
China Pacific Insurance (Group) Co. Ltd. Class H	600,000	2,252,860
China Petroleum & Chemical Corp. Class H	5,806,600	5,888,902
China Railway Construction Corp. Ltd. Class H	400,000	382,960
China Railway Group Ltd. Class H	800,000	413,927
China Resources Cement Holdings Ltd.[b]	400,000	275,091
China Resources Enterprise Ltd.	400,000	1,076,108
China Resources Gas Group Ltd.	211,000	613,930
China Resources Land Ltd.	400,000	915,595
China Resources Power Holdings Co. Ltd.[b]	400,200	1,210,904
China Shenhua Energy Co. Ltd. Class H	800,000	2,307,052
China Shipping Container Lines Co. Ltd. Class Ha	800,000	228,125
China State Construction International Holdings Ltd.	400,000	645,149
China Taiping Insurance Holdings Co. Ltd.[a,b]	200,000	486,700
China Telecom Corp. Ltd. Class H	3,200,000	1,977,768
China Unicom (Hong Kong) Ltd.	1,077,900	1,922,102
China Vanke Co. Ltd.[a]	314,301	588,847
Chongqing Changan Automobile Co. Ltd.	200,000	412,895
Chongqing Rural Commercial Bank Co. Ltd. Class H	600,000	298,059
CITIC 21CN Co. Ltd.[a]	826,000	650,129
CITIC Pacific Ltd.[b]	403,000	784,145
CITIC Securities Co. Ltd. Class H	200,000	474,830
CNOOC Ltd.	4,000,000	8,041,135
COSCO Pacific Ltd.	400,000	560,505

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2014

Security	Shares	Value
Country Garden Holdings Co. Ltd.	1,000,356	$444,020
CSPC Pharmaceutical Group Ltd.	400,000	334,445
CSR Corp Ltd. Class H	403,000	363,473
Datang International Power Generation Co. Ltd. Class H	800,000	443,862
Dongfeng Motor Group Co. Ltd. Class H	800,000	1,482,294
ENN Energy Holdings Ltd.	124,000	875,983
Evergrande Real Estate Group Ltd.[b]	1,400,000	585,279
Far East Horizon Ltd.	400,000	322,574
Fosun International Ltd.[b]	400,000	491,345
Franshion Properties (China) Ltd.[b]	800,000	216,770
GCL-Poly Energy Holdings Ltd.[a,b]	2,400,000	863,983
Geely Automobile Holdings Ltd.	1,000,000	383,218
Golden Eagle Retail Group Ltd.[b]	200,000	245,931
GOME Electrical Appliances Holdings Ltd.	2,400,400	427,418
Great Wall Motor Co. Ltd. Class H	255,500	1,084,618
Guangdong Investment Ltd.	400,000	483,604
Guangzhou Automobile Group Co. Ltd. Class H	326,454	339,506
Guangzhou R&F Properties Co. Ltd. Class H	240,000	289,233
Haier Electronics Group Co. Ltd.[b]	230,000	664,761
Haitian International Holdings Ltd.	200,000	521,280
Haitong Securities Co. Ltd. Class H	320,000	511,164
Hanergy Solar Group Ltd.[a,b]	2,544,000	416,880
Hengan International Group Co. Ltd.	200,000	2,132,862
Huaneng Power International Inc. Class H	800,000	962,046
Industrial and Commercial Bank of China Ltd. Class H	16,603,050	11,011,358
Inner Mongolia Yitai Coal Co. Ltd. Class B	240,970	406,998
Intime Retail Group Co. Ltd.[b]	200,000	181,932

Security	Shares	Value
Jiangsu Expressway Co. Ltd. Class H	400,000	$455,733
Jiangxi Copper Co. Ltd. Class H	400,000	707,083
Kingboard Chemical Holdings Co. Ltd.	100,100	207,946
Kingsoft Corp. Ltd.	200,000	572,892
Kunlun Energy Co. Ltd.	800,000	1,321,265
Lee & Man Paper Manufacturing Ltd.	400,000	235,350
Lenovo Group Ltd.[b]	1,600,000	2,444,340
Longfor Properties Co. Ltd.	300,000	383,218
New China Life Insurance Co. Ltd. Class H	180,000	642,181
New World China Land Ltd.	400,000	245,157
Nine Dragons Paper (Holdings) Ltd.[b]	400,000	312,252
People’s Insurance Co. Group of China Ltd. Class H	1,200,000	501,668
PetroChina Co. Ltd. Class H	4,800,000	6,812,771
PICC Property and Casualty Co. Ltd. Class H	801,200	1,329,449
Ping An Insurance (Group) Co. of China Ltd. Class H	475,500	3,871,415
Poly Property Group Co. Ltd.	408,984	177,839
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	608,000	615,833
Shanghai Electric Group Co. Ltd. Class H	400,000	175,480
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.	106,500	346,290
Shanghai Industrial Holdings Ltd.	200,000	667,084
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	160,000	328,252
Shenzhou International Group Holdings Ltd.	200,000	623,214
Shimao Property Holdings Ltd.	300,000	660,374
Shui On Land Ltd.	900,333	235,825
Sihuan Pharmaceutical Holdings Group Ltd.	1,008,000	675,022
Sino Biopharmaceutical Ltd.	800,000	737,018
Sino-Ocean Land Holdings Ltd.	700,000	395,605
Sinopec Engineering Group Co. Ltd.	200,000	228,125

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2014

Security	Shares	Value
Sinopec Shanghai Petrochemical Co. Ltd. Class H	671,000	$224,240
Sinopharm Group Co. Ltd. Class H	240,000	837,661
SOHO China Ltd.	500,000	409,024
Sun Art Retail Group Ltd.[b]	500,000	596,763
Tencent Holdings Ltd.	1,174,100	19,163,971
Tingyi (Cayman Islands) Holding Corp.	400,000	1,122,559
Tsingtao Brewery Co. Ltd. Class H	40,000	303,736
Uni-President China Holdings Ltd.[b]	242,400	218,938
Want Want China Holdings Ltd.[b]	1,400,000	1,735,966
Weichai Power Co. Ltd. Class H	111,775	452,860
Yanzhou Coal Mining Co. Ltd. Class H	400,000	338,574
Yingde Gases Group Co. Ltd.[b]	283,500	303,248
Yuexiu Property Co. Ltd.[b]	1,224,000	262,168
Zhejiang Expressway Co. Ltd. Class H	400,000	397,928
Zhongsheng Group Holdings Ltd.	100,000	110,837
Zhuzhou CSR Times Electric Co. Ltd. Class H	100,000	346,445
Zijin Mining Group Co. Ltd. Class H	1,601,000	417,285
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	280,000	174,500
ZTE Corp. Class Hb	160,040	360,548

		185,888,649
INDIA — 15.81%
ACC Ltd.	5,200	127,905
Adani Enterprises Ltd.	29,782	235,046
Adani Ports & Special Economic Zone Ltd.	114,096	531,840
Aditya Birla Nuvo Ltd.	7,800	186,876
Ambuja Cements Ltd.	151,800	516,090
Apollo Hospitals Enterprise Ltd.	18,000	348,016
Asian Paints Ltd.	69,000	709,786
Aurobindo Pharma Ltd.	31,746	427,718
Bajaj Auto Ltd.	19,000	707,240

Security	Shares	Value
Bharat Heavy Electricals Ltd.	131,400	$521,659
Bharat Petroleum Corp. Ltd.	39,800	455,391
Bharti Airtel Ltd.	138,600	844,665
Cairn India Ltd.	106,600	573,142
Cipla Ltd.	78,800	667,748
Coal India Ltd.	116,000	680,745
Dabur India Ltd.	61,808	236,924
Divi’s Laboratories Ltd.	9,800	252,712
DLF Ltd.	98,800	288,682
Dr. Reddy’s Laboratories Ltd.	26,504	1,287,593
GAIL (India) Ltd.	77,400	565,576
GlaxoSmithKline Consumer Healthcare Ltd.	2,400	210,914
Godrej Consumer Products Ltd.	28,600	464,703
HCL Technologies Ltd.	56,400	1,515,727
HDFC Bank Ltd.	84,122	1,169,432
Hero Motocorp Ltd.	18,400	789,854
Hindalco Industries Ltd.	250,201	701,371
Hindustan Unilever Ltd.	170,871	2,090,692
Housing Development Finance Corp. Ltd.	335,200	5,935,603
ICICI Bank Ltd.	50,200	1,287,926
Idea Cellular Ltd.	234,400	625,401
Infosys Ltd.	104,600	6,203,601
ITC Ltd.	505,000	2,956,930
Jaiprakash Associates Ltd.	235,200	180,237
Jindal Steel & Power Ltd.	80,800	310,257
JSW Steel Ltd.	19,000	389,394
Larsen & Toubro Ltd.	72,405	1,821,461
LIC Housing Finance Ltd.	66,200	330,182
Mahindra & Mahindra Financial Services Ltd.	59,489	273,818
Mahindra & Mahindra Ltd.	74,600	1,730,012
Nestle India Ltd.	5,094	506,088
NTPC Ltd.	366,970	830,944
Oil & Natural Gas Corp. Ltd.	175,800	1,260,267
Oil India Ltd.	27,200	275,855
Piramal Enterprises Ltd.	17,600	199,885
Power Finance Corp. Ltd.	59,583	245,579
Power Grid Corp. of India Ltd.	176,400	375,591
Ranbaxy Laboratories Ltd.[a]	29,000	306,201
Reliance Capital Ltd.	21,815	190,108
Reliance Communications Ltd.	177,600	339,512
Reliance Industries Ltd.	294,000	4,838,790
Reliance Infrastructure Ltd.	25,400	292,719

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2014

Security	Shares	Value
Reliance Power Ltd.[a]	135,401	$166,350
Rural Electrification Corp. Ltd.	65,209	288,379
Sesa Sterlite Ltd.	269,319	1,230,088
Shriram Transport Finance Co. Ltd.	33,049	492,440
Siemens Ltd.	16,403	214,715
State Bank of India	32,693	1,325,769
Sun Pharmaceuticals Industries Ltd.	163,815	2,308,879
Tata Consultancy Services Ltd.	106,800	4,439,469
Tata Motors Ltd.	171,600	1,484,815
Tata Power Co. Ltd.	277,507	396,047
Tata Steel Ltd.	67,401	569,987
Tech Mahindra Ltd.	13,200	514,034
Ultratech Cement Ltd.	9,001	378,263
United Breweries Ltd.	14,800	172,500
United Spirits Ltd.	16,100	636,266
Wipro Ltd.	142,000	1,322,767
Yes Bank Ltd.	27,000	254,538

		65,009,714
RUSSIA — 10.17%
Alrosa AO	384,000	450,032
Gazprom OAO	2,706,008	9,642,389
LUKOIL OAO	116,600	6,490,815
Magnit OJSC SP GDR[c]	59,804	3,480,593
MegaFon OAO SP GDR[c]	22,800	645,240
MMC Norilsk Nickel OJSC	12,604	2,480,244
Mobile TeleSystems OJSC SP ADR	123,000	2,269,350
Moscow Exchange MICEX-RTS OJSC	244,000	409,564
NovaTek OAO SP GDR[c]	21,000	2,112,600
Rosneft Oil Co. OJSC	266,042	1,641,220
Rostelecom OJSC	186,640	496,442
RusHydro OJSC	26,200,200	485,906
Sberbank of Russia	2,315,330	4,556,160
Severstal OAO	46,000	442,740
Sistema JSFC SP GDR[c]	39,600	900,900
Surgutneftegas OJSC	1,580,020	1,107,538
Tatneft OAO Class S	324,003	2,009,440
Uralkali OJSC	308,000	1,137,528
VTB Bank OJSC	1,045,176,001	1,076,686

		41,835,387

TOTAL COMMON STOCKS
(Cost: $338,317,110)		359,569,455

Security	Shares	Value
PREFERRED STOCKS — 12.31%

BRAZIL — 11.73%
AES Tiete SA	20,000	$179,839
Banco Bradesco SA	460,008	8,396,115
Banco do Estado do Rio Grande do Sul SA Class B	40,000	276,195
Bradespar SA	60,000	548,368
Braskem SA Class A	40,000	272,620
Centrais Eletricas Brasileiras SA Class B	40,082	221,230
Companhia Brasileira de Distribuicao	20,056	1,021,108
Companhia Energetica de Minas Gerais	164,232	1,406,308
Companhia Energetica de Sao Paulo Class B	40,000	566,512
Companhia Paranaense de Energia Class B	20,000	354,495
Gerdau SA	200,000	1,158,410
Itau Unibanco Holding SA	637,627	11,501,252
Itausa-Investimentos Itau SA	740,385	3,606,711
Lojas Americanas SA	125,388	887,640
Metalurgica Gerdau SA	60,000	425,286
Oi SA	620,099	401,843
Petroleo Brasileiro SA	960,014	10,018,246
Suzano Papel e Celulose SA Class A	80,000	318,563
Telefonica Brasil SA	60,064	1,284,468
Usinas Siderurgicas de Minas Gerais SA Class A	80,000	288,887
Vale SA Class A	440,000	5,106,836

		48,240,932
RUSSIA — 0.58%
AK Transneft OAO	400	879,980
Sberbank of Russia	207,930	310,059
Surgutneftegas OJSC	1,620,000	1,192,253

		2,382,292

TOTAL PREFERRED STOCKS
(Cost: $45,031,238)		50,623,224

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2014

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.74%

MONEY MARKET FUNDS — 2.74%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	10,298,252	$10,298,252
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	648,303	648,303
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	299,256	299,256

		11,245,811

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,245,811)		11,245,811

TOTAL INVESTMENTS IN SECURITIES — 102.50%
(Cost: $394,594,159)		421,438,490
Other Assets, Less Liabilities — (2.50)%		(10,273,991)

NET ASSETS — 100.00%		$411,164,499

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.50%

CHINA — 30.41%
AAC Technologies Holdings Inc.	22,500	$146,755
Agile Property Holdings Ltd.	40,000	31,380
Agricultural Bank of China Ltd. Class H	654,000	302,100
Air China Ltd. Class H	52,000	32,206
Alibaba Pictures Group Ltd.[a]	210,000	43,625
Aluminum Corp. of China Ltd. Class Ha,b	118,000	50,092
Anhui Conch Cement Co. Ltd. Class Hb	38,000	137,288
Anta Sports Products Ltd.	32,000	61,439
AviChina Industry & Technology Co. Ltd. Class H	64,000	38,152
Bank of China Ltd. Class H	2,418,000	1,123,178
Bank of Communications Co. Ltd. Class H	269,000	196,453
BBMG Corp. Class H	38,000	28,340
Beijing Capital International Airport Co. Ltd. Class H	48,000	37,532
Beijing Enterprises Holdings Ltd.	15,500	133,597
Beijing Enterprises Water Group Ltd.	130,000	88,566
Belle International Holdings Ltd.	140,000	179,016
Biostime International Holdings Ltd.	5,000	18,677
Brilliance China Automotive Holdings Ltd.	92,000	170,464
BYD Co. Ltd. Class Hb	19,000	134,959
China Agri-Industries Holdings Ltd.	69,800	28,550
China BlueChemical Ltd. Class H	46,000	22,673
China Cinda Asset Management Co. Ltd.[a]	153,000	78,374
China CITIC Bank Corp. Ltd. Class H	248,000	156,477
China Coal Energy Co. Class Hb	125,000	76,128
China Communications Construction Co. Ltd. Class H	129,000	94,043
China Communications Services Corp. Ltd. Class H	66,000	31,850
China Construction Bank Corp. Class H	2,182,000	1,621,687
China COSCO Holdings Co. Ltd. Class Ha	85,500	36,847
China Everbright Bank Co. Ltd.	91,000	42,505
China Everbright International Ltd.[b]	75,000	102,772

Security	Shares	Value

China Everbright Ltd.[b]	26,000	$49,315
China Gas Holdings Ltd.	60,000	106,837
China Huishan Dairy Holdings Co. Ltd.[a,b]	182,000	42,270
China International Marine Containers (Group) Co. Ltd. Class H	15,800	34,005
China Life Insurance Co. Ltd. Class H	224,000	643,084
China Longyuan Power Group Corp. Ltd. Class H	87,000	94,070
China Mengniu Dairy Co. Ltd.	41,000	190,183
China Merchants Bank Co. Ltd. Class H	138,831	265,476
China Merchants Holdings (International) Co. Ltd.[b]	36,000	119,378
China Minsheng Banking Corp. Ltd. Class H	188,800	177,347
China Mobile Ltd.	183,500	2,282,459
China National Building Material Co. Ltd. Class H	86,000	79,007
China Oilfield Services Ltd. Class H	54,000	159,907
China Overseas Land & Investment Ltd.[b]	122,000	343,168
China Pacific Insurance (Group) Co. Ltd. Class H	79,600	298,879
China Petroleum & Chemical Corp. Class H	766,600	777,466
China Railway Construction Corp. Ltd. Class H	61,000	58,401
China Railway Group Ltd. Class H	120,000	62,089
China Resources Cement Holdings Ltd.[b]	60,000	41,264
China Resources Enterprise Ltd.	36,000	96,850
China Resources Gas Group Ltd.	26,000	75,650
China Resources Land Ltd.	62,000	141,917
China Resources Power Holdings Co. Ltd.	58,000	175,493
China Shenhua Energy Co. Ltd. Class H	102,000	294,149
China Shipping Container Lines Co. Ltd. Class Ha	117,000	33,363
China State Construction International Holdings Ltd.	50,000	80,644
China Taiping Insurance Holdings Co. Ltd.[a]	25,800	62,784

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2014

Security	Shares	Value

China Telecom Corp. Ltd. Class H	416,000	$257,110
China Unicom (Hong Kong) Ltd.	142,000	253,213
China Vanke Co. Ltd.[a]	41,600	77,938
Chongqing Changan Automobile Co. Ltd.	24,900	51,405
Chongqing Rural Commercial Bank Co. Ltd. Class H	68,000	33,780
CITIC 21CN Co. Ltd.[a]	74,000	58,244
CITIC Pacific Ltd.[b]	66,000	128,421
CITIC Securities Co. Ltd. Class H	31,500	74,786
CNOOC Ltd.	536,000	1,077,512
COSCO Pacific Ltd.	52,000	72,866
Country Garden Holdings Co. Ltd.[b]	139,964	62,125
CSPC Pharmaceutical Group Ltd.	50,000	41,806
CSR Corp Ltd. Class H	63,000	56,821
Datang International Power Generation Co. Ltd. Class H	86,000	47,715
Dongfeng Motor Group Co. Ltd. Class H	82,000	151,935
ENN Energy Holdings Ltd.	22,000	155,416
Evergrande Real Estate Group Ltd.[b]	177,000	73,996
Far East Horizon Ltd.	45,000	36,290
Fosun International Ltd.	53,000	65,103
Franshion Properties (China) Ltd.	100,000	27,096
GCL-Poly Energy Holdings Ltd.[a]	294,000	105,838
Geely Automobile Holdings Ltd.	160,000	61,315
Golden Eagle Retail Group Ltd.[b]	14,000	17,215
GOME Electrical Appliances Holdings Ltd.	288,000	51,282
Great Wall Motor Co. Ltd. Class H	31,000	131,597
Guangdong Investment Ltd.	80,000	96,721
Guangzhou Automobile Group Co. Ltd. Class H	68,000	70,719
Guangzhou R&F Properties Co. Ltd. Class H	33,600	40,493
Haier Electronics Group Co. Ltd.	31,000	89,598
Haitian International Holdings Ltd.	19,000	49,522
Haitong Securities Co. Ltd. Class H	40,800	65,173
Hanergy Solar Group Ltd.[a,b]	352,000	57,681
Hengan International Group Co. Ltd.	22,000	234,615
Huaneng Power International Inc. Class H	96,000	115,446
Industrial and Commercial Bank of China Ltd. Class H	2,236,000	1,482,944
Inner Mongolia Yitai Coal Co. Ltd. Class B	30,900	52,190

Security	Shares	Value

Intime Retail Group Co. Ltd.[b]	40,000	$36,386
Jiangsu Expressway Co. Ltd. Class H	36,000	41,016
Jiangxi Copper Co. Ltd. Class H	40,000	70,708
Kingboard Chemical Holdings Co. Ltd.	18,200	37,808
Kingsoft Corp. Ltd.[b]	20,000	57,289
Kunlun Energy Co. Ltd.	96,000	158,552
Lee & Man Paper Manufacturing Ltd.	43,000	25,300
Lenovo Group Ltd.	186,000	284,154
Longfor Properties Co. Ltd.	42,000	53,651
New China Life Insurance Co. Ltd. Class H	26,600	94,900
New World China Land Ltd.	78,000	47,806
Nine Dragons Paper (Holdings) Ltd.[b]	46,000	35,909
People’s Insurance Co. Group of China Ltd. Class H	192,000	80,267
PetroChina Co. Ltd. Class H	634,000	899,854
PICC Property and Casualty Co. Ltd. Class H	98,000	162,614
Ping An Insurance (Group) Co. of China Ltd. Class H	61,000	496,648
Poly Property Group Co. Ltd.[b]	66,000	28,699
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	56,000	56,721
Shanghai Electric Group Co. Ltd. Class H	82,000	35,974
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.	13,000	42,270
Shanghai Industrial Holdings Ltd.	15,000	50,031
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	21,800	44,724
Shenzhou International Group Holdings Ltd.	16,000	49,857
Shimao Property Holdings Ltd.[b]	42,000	92,452
Shui On Land Ltd.	121,500	31,825
Sihuan Pharmaceutical Holdings Group Ltd.	124,000	83,038
Sino Biopharmaceutical Ltd.	88,000	81,072
Sino-Ocean Land Holdings Ltd.[b]	100,000	56,515
Sinopec Engineering Group Co. Ltd.	30,500	34,789
Sinopec Shanghai Petrochemical Co. Ltd. Class H	111,000	37,095
Sinopharm Group Co. Ltd. Class H	30,000	104,708
SOHO China Ltd.	59,000	48,265
Sun Art Retail Group Ltd.[b]	73,500	87,724

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2014

Security	Shares	Value

Tencent Holdings Ltd.	154,600	$2,523,422
Tingyi (Cayman Islands) Holding Corp.	60,000	168,384
Tsingtao Brewery Co. Ltd. Class H	10,000	75,934
Uni-President China Holdings Ltd.[b]	38,600	34,864
Want Want China Holdings Ltd.	179,000	221,956
Weichai Power Co. Ltd. Class Hb	14,800	59,963
Yanzhou Coal Mining Co. Ltd. Class Hb	60,000	50,786
Yingde Gases Group Co. Ltd.	30,000	32,090
Yuexiu Property Co. Ltd.	158,000	33,842
Zhejiang Expressway Co. Ltd. Class H	46,000	45,762
Zhongsheng Group Holdings Ltd.	21,500	23,830
Zhuzhou CSR Times Electric Co. Ltd. Class H	16,500	57,163
Zijin Mining Group Co. Ltd. Class H	182,000	47,437
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	38,000	23,682
ZTE Corp. Class H	18,000	40,551

		24,545,394
INDIA — 10.61%
ACC Ltd.	507	12,471
Adani Enterprises Ltd.	3,848	30,369
Adani Ports & Special Economic Zone Ltd.	15,060	70,200
Aditya Birla Nuvo Ltd.	1,040	24,917
Ambuja Cements Ltd.	19,711	67,014
Apollo Hospitals Enterprise Ltd.	2,172	41,994
Asian Paints Ltd.	8,819	90,719
Aurobindo Pharma Ltd.	3,978	53,596
Bajaj Auto Ltd.	2,561	95,328
Bharat Heavy Electricals Ltd.	17,488	69,427
Bharat Petroleum Corp. Ltd.	5,366	61,398
Bharti Airtel Ltd.	18,635	113,567
Cairn India Ltd.	14,166	76,164
Cipla Ltd.	10,085	85,460
Coal India Ltd.	14,872	87,276
Dabur India Ltd.	14,335	54,949
Divi’s Laboratories Ltd.	1,117	28,804
DLF Ltd.	12,948	37,833
Dr. Reddy’s Laboratories Ltd.	3,565	173,192
GAIL (India) Ltd.	9,167	66,985
GlaxoSmithKline Consumer Healthcare Ltd.	316	27,770

Security	Shares	Value

Godrej Consumer Products Ltd.	3,620	$58,819
HCL Technologies Ltd.	7,390	198,603
HDFC Bank Ltd.	11,856	164,818
Hero Motocorp Ltd.	1,260	54,088
Hindalco Industries Ltd.	32,076	89,916
Hindustan Unilever Ltd.	22,988	281,270
Housing Development Finance Corp. Ltd.	44,846	794,117
ICICI Bank Ltd.	6,716	172,305
Idea Cellular Ltd.	31,125	83,044
Infosys Ltd.	13,881	823,252
ITC Ltd.	67,466	395,034
Jaiprakash Associates Ltd.	33,607	25,754
Jindal Steel & Power Ltd.	11,155	42,833
JSW Steel Ltd.	2,609	53,470
Larsen & Toubro Ltd.	9,480	238,484
LIC Housing Finance Ltd.	8,917	44,475
Mahindra & Mahindra Financial Services Ltd.	7,962	36,648
Mahindra & Mahindra Ltd.	10,247	237,633
Nestle India Ltd.	692	68,750
NTPC Ltd.	50,194	113,656
Oil & Natural Gas Corp. Ltd.	23,355	167,426
Oil India Ltd.	3,836	38,904
Piramal Enterprises Ltd.	1,914	21,738
Power Finance Corp. Ltd.	7,644	31,506
Power Grid Corp. of India Ltd.	24,135	51,388
Ranbaxy Laboratories Ltd.[a]	3,738	39,468
Reliance Capital Ltd.	2,646	23,059
Reliance Communications Ltd.	25,961	49,629
Reliance Industries Ltd.	38,998	641,847
Reliance Infrastructure Ltd.	3,265	37,627
Reliance Power Ltd.[a]	15,274	18,765
Rural Electrification Corp. Ltd.	9,320	41,217
Sesa Sterlite Ltd.	35,538	162,316
Shriram Transport Finance Co. Ltd.	4,482	66,783
Siemens Ltd.	2,028	26,546
State Bank of India	4,566	185,161
Sun Pharmaceuticals Industries Ltd.	21,947	309,330
Tata Consultancy Services Ltd.	14,203	590,391
Tata Motors Ltd.	22,823	197,482
Tata Power Co. Ltd.	35,410	50,536
Tata Steel Ltd.	8,795	74,376
Tech Mahindra Ltd.	1,715	66,786
Ultratech Cement Ltd.	1,096	46,059

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2014

Security	Shares	Value

United Breweries Ltd.	2,054	$23,940
United Spirits Ltd.	1,349	53,312
Wipro Ltd.	18,672	173,935
Yes Bank Ltd.	3,042	28,678

		8,564,607
INDONESIA — 4.05%
PT Adaro Energy Tbk	447,500	50,307
PT Astra Agro Lestari Tbk	12,600	27,467
PT Astra International Tbk	607,100	393,142
PT Bank Central Asia Tbk	370,100	354,359
PT Bank Danamon Indonesia Tbk	108,400	34,751
PT Bank Mandiri (Persero) Tbk	280,800	249,053
PT Bank Negara Indonesia (Persero) Tbk	236,900	108,349
PT Bank Rakyat Indonesia (Persero) Tbk	333,500	315,040
PT Bukit Asam (Persero) Tbk	21,600	24,651
PT Bumi Serpong Damai Tbk	199,600	27,387
PT Charoen Pokphand Indonesia Tbk	211,100	69,389
PT Global Mediacom Tbk	184,600	30,537
PT Gudang Garam Tbk	14,500	66,937
PT Indo Tambangraya Megah Tbk	12,500	30,108
PT Indocement Tunggal Prakarsa Tbk	46,400	96,192
PT Indofood CBP Sukses Makmur Tbk	39,700	35,636
PT Indofood Sukses Makmur Tbk	124,500	73,173
PT Jasa Marga (Persero) Tbk	55,300	29,311
PT Kalbe Farma Tbk	666,500	94,583
PT Lippo Karawaci Tbk	598,700	54,765
PT Matahari Department Store Tbk	59,400	82,645
PT Media Nusantara Citra Tbk	137,800	33,044
PT Perusahaan Gas Negara (Persero) Tbk	330,000	163,625
PT Semen Gresik (Persero) Tbk	91,000	126,221
PT Surya Citra Media Tbk	136,300	47,890
PT Telekomunikasi Indonesia (Persero) Tbk	1,505,000	342,879
PT Tower Bersama Infrastructure Tbk	60,600	40,797
PT Unilever Indonesia Tbk	47,100	124,922
PT United Tractors Tbk	49,400	93,542
PT XL Axiata Tbk	97,400	49,543

		3,270,245
MALAYSIA — 6.07%
AirAsia Bhd	34,000	25,996
Alliance Financial Group Bhd	31,200	48,107
AMMB Holdings Bhd	61,500	130,336

Security	Shares	Value

Astro Malaysia Holdings Bhd	47,700	$49,637
Axiata Group Bhd	80,600	177,207
Berjaya Sports Toto Bhd	17,237	20,562
British American Tobacco (Malaysia) Bhd	3,700	84,518
Bumi Armada Bhd[a]	29,000	27,141
CIMB Group Holdings Bhd	151,700	355,186
Dialog Group Bhd	106,378	58,386
DiGi.Com Bhd	92,600	168,337
Felda Global Ventures Holdings Bhd	38,800	47,023
Gamuda Bhd	50,000	76,618
Genting Bhd	62,500	189,959
Genting Malaysia Bhd	90,200	129,062
Genting Plantations Bhd	5,300	16,916
Hong Leong Bank Bhd	18,400	84,061
Hong Leong Financial Group Bhd	7,000	37,843
IHH Healthcare Bhd	77,100	119,368
IJM Corp. Bhd	33,000	68,052
IOI Corp. Bhd	89,300	135,423
IOI Properties Group Bhd[a]	41,999	32,778
Kuala Lumpur Kepong Bhd	13,700	95,796
Lafarge Malaysia Bhd	10,900	35,273
Malayan Banking Bhd	136,900	438,671
Malaysia Airports Holdings Bhd	21,200	51,789
Maxis Bhd	57,400	119,280
MISC Bhd	33,000	72,030
MMC Corp. Bhd	20,200	15,829
Petronas Chemicals Group Bhd	83,700	167,294
Petronas Dagangan Bhd	7,800	49,740
Petronas Gas Bhd	21,300	154,074
PPB Group Bhd	13,600	63,772
Public Bank Bhd	82,610	505,305
RHB Capital Bhd	14,600	42,475
Sapurakencana Petroleum Bhd	110,700	148,209
Sime Darby Bhd	91,200	273,716
Telekom Malaysia Bhd	31,300	63,156
Tenaga Nasional Bhd	84,700	332,673
UEM Sunrise Bhd	47,400	28,873
UMW Holdings Bhd	17,400	68,231
YTL Corp. Bhd	129,653	66,636
YTL Power International Bhd[a]	53,915	25,486

		4,900,824
PHILIPPINES — 1.78%
Aboitiz Equity Ventures Inc.	61,110	76,738
Aboitiz Power Corp.	45,000	38,704

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2014

Security	Shares	Value

Alliance Global Group Inc.	65,500	$36,956
Ayala Corp.	6,110	98,166
Ayala Land Inc.	201,400	152,436
Bank of the Philippine Islands	23,520	51,248
BDO Unibank Inc.	47,840	99,301
DMCI Holdings Inc.	25,000	45,871
Energy Development Corp.	270,600	45,121
Globe Telecom Inc.	1,050	43,349
International Container Terminal Services Inc.	15,640	40,499
JG Summit Holdings Inc.	76,556	90,340
Jollibee Foods Corp.	12,710	52,472
Megaworld Corp.	330,000	33,076
Metro Pacific Investments Corp.	340,000	40,160
Metropolitan Bank & Trust Co.	7,364	14,517
Philippine Long Distance Telephone Co.	2,870	227,099
SM Investments Corp.	4,523	80,086
SM Prime Holdings Inc.	192,950	71,604
Universal Robina Corp.	26,610	99,177

		1,436,920
SOUTH KOREA — 22.96%
AmorePacific Corp.	98	203,935
AmorePacific Group	88	91,823
BS Financial Group Inc.	5,803	96,149
Celltrion Inc.[a,b]	1,889	77,594
Cheil Worldwide Inc.[a]	2,431	55,024
CJ CheilJedang Corp.	241	89,845
CJ Corp.	448	79,089
Coway Co. Ltd.	1,629	136,721
Daelim Industrial Co. Ltd.	840	72,406
Daewoo Engineering & Construction Co. Ltd.[a]	3,276	27,528
Daewoo International Corp.	1,460	53,637
Daewoo Securities Co. Ltd.[a]	6,253	72,770
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	3,258	79,847
DGB Financial Group Inc.	1,920	33,516
Dongbu Insurance Co. Ltd.	1,330	80,276
Doosan Corp.	301	35,772
Doosan Heavy Industries & Construction Co. Ltd.	1,904	54,175
Doosan Infracore Co. Ltd.[a]	4,415	51,598
E-Mart Co. Ltd.	649	156,177
GS Engineering & Construction Corp.[a]	1,480	53,788

Security	Shares	Value

GS Holdings Corp.	1,605	$68,145
Halla Visteon Climate Control Corp.	1,168	62,089
Hana Financial Group Inc.	8,750	367,190
Hankook Tire Co. Ltd.	2,243	116,359
Hanwha Chemical Corp.	3,454	55,866
Hanwha Corp.	1,505	44,900
Hanwha Life Insurance Co. Ltd.	7,971	54,715
Hite Jinro Co. Ltd.	1,002	22,828
Hotel Shilla Co. Ltd.	1,014	119,006
Hyosung Corp.	736	56,909
Hyundai Department Store Co. Ltd.	476	74,408
Hyundai Development Co. Engineering & Construction	1,700	69,076
Hyundai Engineering & Construction Co. Ltd.	2,307	145,389
Hyundai Glovis Co. Ltd.	410	122,319
Hyundai Heavy Industries Co. Ltd.	1,285	182,494
Hyundai Marine & Fire Insurance Co. Ltd.	840	25,806
Hyundai Merchant Marine Co. Ltd.[a]	2,034	24,674
Hyundai Mipo Dockyard Co. Ltd.[b]	348	44,274
Hyundai Mobis Co. Ltd.	2,065	598,757
Hyundai Motor Co.	4,648	1,068,084
Hyundai Steel Co.	2,173	162,233
Hyundai Wia Corp.	466	102,488
Industrial Bank of Korea	7,415	128,709
Kangwon Land Inc.	3,716	132,119
KB Financial Group Inc.	9,038	370,362
KCC Corp.	143	96,325
Kia Motors Corp.	8,017	483,890
Korea Aerospace Industries Ltd.	1,477	52,368
Korea Electric Power Corp.	7,750	322,550
Korea Gas Corp.[a]	913	50,785
Korea Investment Holdings Co. Ltd.	1,313	65,912
Korea Zinc Co. Ltd.	266	110,314
Korean Air Lines Co. Ltd.[a]	843	30,305
KT Corp.	2,065	71,281
KT&G Corp.	3,315	310,265
Kumho Petro Chemical Co. Ltd.	393	31,511
LG Chem Ltd.	1,430	380,083
LG Corp.	2,966	207,396
LG Display Co. Ltd.[a]	7,124	246,261
LG Electronics Inc.	3,237	241,350
LG Household & Health Care Ltd.	289	146,217
LG Innotek Co. Ltd.[a]	363	48,152

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2014

Security	Shares	Value

LG Uplus Corp.	6,893	$74,440
Lotte Chemical Corp.	471	75,949
Lotte Confectionery Co. Ltd.	23	49,223
Lotte Shopping Co. Ltd.	352	115,256
LS Corp.	600	41,422
LS Industrial Systems Co. Ltd.	467	28,832
Mirae Asset Securities Co. Ltd.	720	34,404
NAVER Corp.	846	640,789
NCsoft Corp.	460	65,782
OCI Co. Ltd.[a]	520	74,619
ORION Corp.	108	92,987
Paradise Co. Ltd.	1,313	50,891
POSCO	1,974	650,245
S-Oil Corp.	1,445	66,767
S1 Corp.	558	40,724
Samsung C&T Corp.	3,772	277,520
Samsung Card Co. Ltd.	1,216	58,464
Samsung Electro-Mechanics Co. Ltd.	1,805	97,731
Samsung Electronics Co. Ltd.	3,334	4,057,553
Samsung Engineering Co. Ltd.[a]	860	54,198
Samsung Fire & Marine Insurance Co. Ltd.	1,014	277,514
Samsung Heavy Industries Co. Ltd.	4,888	131,365
Samsung Life Insurance Co. Ltd.	1,866	195,995
Samsung SDI Co. Ltd.	1,660	248,030
Samsung Securities Co. Ltd.	1,846	90,211
Samsung Techwin Co. Ltd.	1,018	42,820
Shinhan Financial Group Co. Ltd.	11,855	613,825
Shinsegae Co. Ltd.	230	52,853
SK C&C Co. Ltd.	623	130,566
SK Holdings Co. Ltd.	818	129,483
SK Hynix Inc.[a]	17,137	767,316
SK Innovation Co. Ltd.	1,838	170,576
SK Networks Co. Ltd.[a]	3,278	31,779
SK Telecom Co. Ltd.	302	81,312
Woori Finance Holdings Co. Ltd.[a]	9,764	132,408
Woori Investment & Securities Co. Ltd.	4,156	48,571
Yuhan Corp.	107	18,256

		18,526,510
TAIWAN — 19.00%
Acer Inc.[a]	80,000	66,242
Advanced Semiconductor Engineering Inc.	185,434	231,091
Advantech Co. Ltd.	9,000	84,458

Security	Shares	Value

Asia Cement Corp.	63,229	$86,730
Asia Pacific Telecom Co. Ltd.	63,000	40,678
ASUSTeK Computer Inc.	21,000	219,903
AU Optronics Corp.	266,000	132,152
Catcher Technology Co. Ltd.	19,000	192,603
Cathay Financial Holding Co. Ltd.	245,944	419,636
Chailease Holding Co. Ltd.	27,170	73,446
Chang Hwa Commercial Bank Ltd.	154,655	96,237
Cheng Shin Rubber Industry Co. Ltd.	48,776	112,596
Chicony Electronics Co. Ltd.	15,599	51,143
China Airlines Ltd.[a]	73,000	24,422
China Development Financial Holding Corp.	414,200	139,958
China Life Insurance Co. Ltd.	85,388	79,273
China Motor Co. Ltd.	14,000	13,396
China Steel Corp.	347,866	300,261
Chunghwa Telecom Co. Ltd.	113,000	351,205
Clevo Co.	12,322	23,291
Compal Electronics Inc.	128,000	113,909
CTBC Financial Holding Co. Ltd.	400,218	291,221
CTCI Corp.	20,000	35,797
Delta Electronics Inc.	54,000	379,385
E.Sun Financial Holding Co. Ltd.	194,295	127,729
Eclat Textile Co. Ltd.	5,200	43,492
Epistar Corp.	27,000	58,714
EVA Airways Corp.[a]	64,000	32,117
Evergreen Marine Corp. Ltd.[a]	48,000	29,307
Far Eastern Department Stores Ltd.	34,546	34,788
Far Eastern New Century Corp.	98,589	105,712
Far EasTone Telecommunications Co. Ltd.	48,000	102,293
Farglory Land Development Co. Ltd.	8,530	11,843
First Financial Holding Co. Ltd.	228,885	141,663
Formosa Chemicals & Fibre Corp.	96,950	241,317
Formosa International Hotels Corp.	1,210	13,602
Formosa Petrochemical Corp.	34,000	85,880
Formosa Plastics Corp.	123,400	319,951
Formosa Taffeta Co. Ltd.	25,000	26,555
Foxconn Technology Co. Ltd.	26,370	66,167
Fubon Financial Holding Co. Ltd.	198,396	323,906
Giant Manufacturing Co. Ltd.	9,000	74,823
Hermes Microvision Inc.	1,000	42,990
Highwealth Construction Corp.	16,800	29,789
Hiwin Technologies Corp.	5,348	52,245
Hon Hai Precision Industry Co. Ltd.	374,528	1,278,060

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2014

Security	Shares	Value

Hotai Motor Co. Ltd.	7,000	$98,476
HTC Corp.	20,000	92,003
Hua Nan Financial Holdings Co. Ltd.	188,093	116,730
Innolux Corp.	238,620	121,344
Inotera Memories Inc.[a]	68,000	111,246
Inventec Corp.	71,980	56,591
Kinsus Interconnect Technology Corp.	8,000	33,857
Largan Precision Co. Ltd.	3,000	248,407
Lite-On Technology Corp.	65,615	108,771
MediaTek Inc.	42,176	704,803
Mega Financial Holding Co. Ltd.	303,542	262,002
Merida Industry Co. Ltd.	7,350	54,097
Nan Ya Plastics Corp.	142,090	335,135
Novatek Microelectronics Corp. Ltd.	17,000	87,302
Pegatron Corp.	51,000	108,175
Phison Electronics Corp.	4,000	28,972
Pou Chen Corp.	64,000	73,977
Powertech Technology Inc.	23,000	43,629
President Chain Store Corp.	18,000	136,398
Quanta Computer Inc.	80,000	225,891
Radiant Opto-Electronics Corp.	13,363	57,671
Realtek Semiconductor Corp.	14,140	51,564
Ruentex Development Co. Ltd.	18,633	33,475
Ruentex Industries Ltd.	14,855	36,031
ScinoPharm Taiwan Ltd.	9,526	19,441
Shin Kong Financial Holding Co. Ltd.	221,282	72,180
Siliconware Precision Industries Co. Ltd.	90,000	131,279
Simplo Technology Co. Ltd.	9,200	51,709
SinoPac Financial Holdings Co. Ltd.	226,748	103,548
Standard Foods Corp.	9,103	23,389
Synnex Technology International Corp.	40,000	61,023
Taishin Financial Holdings Co. Ltd.	257,067	130,724
Taiwan Business Bank Ltd.[a]	145,864	45,676
Taiwan Cement Corp.	102,000	162,092
Taiwan Cooperative Financial Holding Co. Ltd.	188,832	105,502
Taiwan Fertilizer Co. Ltd.	24,000	45,526
Taiwan Glass Industry Corp.	28,450	24,557
Taiwan Mobile Co. Ltd.	50,000	159,415
Taiwan Semiconductor Manufacturing Co. Ltd.	742,000	3,078,169
Teco Electric and Machinery Co. Ltd.	56,000	70,444
TPK Holding Co. Ltd.	8,591	58,345

Security	Shares	Value

Transcend Information Inc.	6,000	$20,174
TSRC Corp.	16,380	22,934
U-Ming Marine Transport Corp.	15,000	24,690
Uni-President Enterprises Co.	139,241	254,813
Unimicron Technology Corp.	37,000	31,256
United Microelectronics Corp.	370,000	168,967
Vanguard International Semiconductor Corp.	23,000	33,665
Walsin Lihwa Corp.[a]	85,000	30,428
Wistron Corp.	70,105	82,089
WPG Holdings Co. Ltd.	44,000	57,336
Yang Ming Marine Transport Corp.[a]	34,000	15,299
Yuanta Financial Holding Co. Ltd.	260,350	140,233
Yulon Motor Co. Ltd.	28,000	44,964
Zhen Ding Technology Holding Ltd.	10,455	34,558

		15,332,948
THAILAND — 3.62%
Advanced Information Service PCL NVDR	31,600	206,775
Airports of Thailand PCL NVDR	12,600	93,494
Bangkok Bank PCL Foreign	14,400	92,423
Bangkok Bank PCL NVDR	19,100	122,589
Bangkok Dusit Medical Services PCL NVDR	97,800	59,709
Banpu PCL NVDR	30,000	30,291
BEC World PCL NVDR	28,400	42,236
BTS Group Holdings PCL NVDR	183,000	55,290
Bumrungrad Hospital PCL NVDR	11,000	46,493
Central Pattana PCL NVDR	39,700	59,973
Charoen Pokphand Foods PCL NVDR	79,300	73,242
CP All PCL NVDR	134,000	199,280
Glow Energy PCL NVDR	16,400	44,928
Home Product Center PCL NVDR	89,332	29,367
Indorama Ventures PCL NVDR	34,000	28,741
IRPC PCL NVDR	260,500	27,078
Kasikornbank PCL Foreign	35,400	250,482
Kasikornbank PCL NVDR	19,500	137,367
Krung Thai Bank PCL NVDR	107,250	78,910
Minor International PCL NVDR	43,600	48,118
PTT Exploration & Production PCL NVDR	41,810	215,333
PTT Global Chemical PCL NVDR	48,900	94,922
PTT PCL NVDR	25,900	260,297
Siam Cement (The) PCL Foreign	9,000	123,983

CONSOLIDATED SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2014

Security	Shares	Value

Siam Cement (The) PCL NVDR	3,500	$48,215
Siam Commercial Bank PCL NVDR	47,900	280,442
Thai Oil PCL NVDR	26,800	43,422
TMB Bank PCL NVDR	388,000	36,929
True Corp. PCL NVDR[a]	243,390	87,633

		2,917,962

TOTAL COMMON STOCKS
(Cost: $73,329,018)		79,495,410

PREFERRED STOCKS — 1.18%

SOUTH KOREA — 1.18%
Hyundai Motor Co. Ltd.	742	109,769
Hyundai Motor Co. Ltd. Series 2	1,154	178,686
LG Chem Ltd.	211	36,729
Samsung Electronics Co. Ltd.	621	624,705

		949,889

TOTAL PREFERRED STOCKS
(Cost: $784,727)		949,889

WARRANTS — 0.00%

THAILAND — 0.00%
Indorama Ventures PCL NVDR (Expires 8/24/17)[a]	3,400	—
Indorama Ventures PCL NVDR (Expires 8/24/18)[a]	2,615	—

		—

TOTAL WARRANTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 2.33%

MONEY MARKET FUNDS — 2.33%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	1,690,830	1,690,830
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	106,442	106,442
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	85,519	85,519

		1,882,791

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,882,791)		1,882,791

Value

TOTAL INVESTMENTS IN SECURITIES — 102.01%
(Cost: $75,996,536)	$82,328,090
Other Assets, Less Liabilities — (2.01)%	(1,621,854)

NET ASSETS — 100.00%	$80,706,236

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS CONSUMER DISCRETIONARY ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 96.45%

BRAZIL — 6.22%
B2W Companhia Global do Varejo[a]	1,800	$30,489
Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,000	25,367
Estacio Participacoes SA	4,600	61,120
Kroton Educacional SA	5,322	159,478
Lojas Americanas SA	2,550	14,815
Lojas Renner SA	2,002	68,554
Via Varejo SAa	2,000	22,346

		382,169
CHILE — 1.85%
S.A.C.I. Falabella SA	15,126	113,910

		113,910
CHINA — 11.12%
Alibaba Pictures Group Ltd.[a]	80,000	16,619
Anta Sports Products Ltd.	16,002	30,723
Belle International Holdings Ltd.	72,001	92,067
Brilliance China Automotive Holdings Ltd.	48,000	88,938
BYD Co. Ltd. Class Hb	10,000	71,031
Chongqing Changan Automobile Co. Ltd.	13,200	27,251
Dongfeng Motor Group Co. Ltd. Class H	44,001	81,528
Geely Automobile Holdings Ltd.[b]	80,001	30,658
Golden Eagle Retail Group Ltd.	8,000	9,837
GOME Electrical Appliances Holdings Ltd.	166,000	29,558
Great Wall Motor Co. Ltd. Class H	16,002	67,930
Guangzhou Automobile Group Co. Ltd. Class H	36,001	37,440
Haier Electronics Group Co. Ltd.	16,001	46,247
Intime Retail Group Co. Ltd.[b]	19,001	17,284
Shenzhou International Group Holdings Ltd.[b]	8,000	24,929
Zhongsheng Group Holdings Ltd.	10,000	11,084

		683,124
GREECE — 1.63%
Folli Follie Group[a]	480	19,916
Jumbo SAa	1,658	24,460
OPAP SA	3,500	55,737

		100,113
INDIA — 4.88%
Bajaj Auto Ltd.	1,304	48,539

Security	Shares	Value

Hero Motocorp Ltd.	620	$26,615
Mahindra & Mahindra Ltd.	5,272	122,260
Tata Motors Ltd.	11,862	102,639

		300,053
INDONESIA — 4.98%
PT Astra International Tbk	313,600	203,079
PT Global Mediacom Tbk	101,000	16,708
PT Matahari Department Store Tbk	31,000	43,131
PT Media Nusantara Citra Tbk	75,200	18,033
PT Surya Citra Media Tbk	71,000	24,946

		305,897
MALAYSIA — 3.85%
Astro Malaysia Holdings Bhd	24,200	25,182
Berjaya Sports Toto Bhd	10,265	12,245
Genting Bhd	31,800	96,651
Genting Malaysia Bhd	47,001	67,251
UMW Holdings Bhd	9,001	35,296

		236,625
MEXICO — 5.40%
El Puerto de Liverpool SAB de CV Series C1	3,001	34,221
Grupo Televisa SAB de CV CPO	40,002	297,640

		331,861
PHILIPPINES — 0.46%
Jollibee Foods Corp.	6,841	28,243

		28,243
POLAND — 0.93%
Cyfrowy Polsat SA	2,860	22,890
LPP SA	13	34,560

		57,450
SOUTH AFRICA — 20.02%
Foschini Group Ltd. (The)	3,085	33,392
Imperial Holdings Ltd.	2,890	51,684
Mr. Price Group Ltd.	3,753	72,234
Naspers Ltd. Class N	6,142	782,820
Steinhoff International Holdings Ltd.	32,370	159,820
Truworths International Ltd.	6,040	42,253
Woolworths Holdings Ltd.	11,802	88,176

		1,230,379
SOUTH KOREA — 28.33%
Cheil Worldwide Inc.[a]	1,272	28,791
Coway Co. Ltd.	829	69,577
Halla Visteon Climate Control Corp.	580	30,832
Hankook Tire Co. Ltd.	1,140	59,139

CONSOLIDATED SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS CONSUMER DISCRETIONARY ETF

August 31, 2014

Security	Shares	Value

Hotel Shilla Co. Ltd.	526	$61,733
Hyundai Department Store Co. Ltd.	236	36,891
Hyundai Mobis Co. Ltd.	1,060	307,352
Hyundai Motor Co.	2,394	550,128
Hyundai Wia Corp.	236	51,904
Kangwon Land Inc.	1,842	65,491
Kia Motors Corp.	4,092	246,985
LG Electronics Inc.	1,658	123,620
Lotte Shopping Co. Ltd.	174	56,973
Paradise Co. Ltd.	674	26,124
Shinsegae Co. Ltd.	112	25,737

		1,741,277
TAIWAN — 4.89%
Cheng Shin Rubber Industry Co. Ltd.	24,754	57,143
China Motor Co. Ltd.	10,002	9,570
Eclat Textile Co. Ltd.	2,080	17,397
Far Eastern Department Stores Ltd.	16,900	17,018
Formosa International Hotels Corp.	1	11
Formosa Taffeta Co. Ltd.	12,002	12,749
Giant Manufacturing Co. Ltd.	4,001	33,263
Hotai Motor Co. Ltd.	4,001	56,286
Merida Industry Co. Ltd.	2,200	16,192
Pou Chen Corp.	32,000	36,988
Ruentex Industries Ltd.	8,760	21,248
Yulon Motor Co. Ltd.	14,001	22,484

		300,349
THAILAND — 1.09%
BEC World PCL NVDR	15,801	23,499
Home Product Center PCL NVDR	54,666	17,971
Minor International PCL NVDR	23,400	25,825

		67,295
TURKEY — 0.80%
Arcelik AS	3,758	22,552
Ford Otomotiv Sanayi ASa	1,002	13,233
Tofas Turk Otomobil Fabrikasi AS	2,128	13,116

		48,901

TOTAL COMMON STOCKS
(Cost: $5,052,698)		5,927,646

PREFERRED STOCKS — 3.25%

BRAZIL — 0.88%
Lojas Americanas SA	7,601	53,810

		53,810

Security	Shares	Value

SOUTH KOREA — 2.37%
Hyundai Motor Co. Ltd.	374	$55,328
Hyundai Motor Co. Ltd. Series 2	584	90,427

		145,755

TOTAL PREFERRED STOCKS
(Cost: $126,280)		199,565

SHORT-TERM INVESTMENTS — 2.44%

MONEY MARKET FUNDS — 2.44%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	132,756	132,756
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	8,357	8,357
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	8,971	8,971

		150,084

TOTAL SHORT-TERM INVESTMENTS
(Cost: $150,084)		150,084

TOTAL INVESTMENTS IN SECURITIES — 102.14%
(Cost: $5,329,062)		6,277,295
Other Assets, Less Liabilities — (2.14)%		(131,343)

NET ASSETS — 100.00%		$6,145,952

CPO  —  Certificates of Participation (Ordinary)

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ENERGY CAPPED ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 89.02%

BRAZIL — 8.44%
Cosan SA Industria e Comercio	800	$16,625
Petroleo Brasileiro SA	10,502	103,915
Ultrapar Participacoes SA	1,801	46,435

		166,975
CHILE — 1.52%
Empresas Copec SA	2,399	30,155

		30,155
CHINA — 22.74%
China Coal Energy Co. Class Ha	26,000	15,835
China Oilfield Services Ltd. Class H	10,001	29,615
China Petroleum & Chemical Corp. Class H	86,402	87,627
China Shenhua Energy Co. Ltd. Class H	16,500	47,583
CNOOC Ltd.	66,001	132,681
Inner Mongolia Yitai Coal Co. Ltd. Class B	8,000	13,512
Kunlun Energy Co. Ltd.	2,000	3,303
PetroChina Co. Ltd. Class H	76,000	107,869
Yanzhou Coal Mining Co. Ltd. Class H	14,002	11,852

		449,877
COLOMBIA — 2.17%
Ecopetrol SA	24,804	42,990

		42,990
HUNGARY — 0.71%
MOL Hungarian Oil and Gas PLC	285	14,042

		14,042
INDIA — 8.99%
Bharat Petroleum Corp. Ltd.	1,296	14,829
Cairn India Ltd.	2,926	15,732
Coal India Ltd.	3,119	18,304
Oil & Natural Gas Corp. Ltd.	4,161	29,829
Oil India Ltd.	1,043	10,578
Reliance Industries Ltd.	5,378	88,513

		177,785
INDONESIA — 1.61%
PT Adaro Energy Tbk	116,202	13,063
PT Bukit Asam (Persero) Tbk	8,500	9,701
PT Indo Tambangraya Megah Tbk	3,800	9,153

		31,917
MALAYSIA — 2.36%
Bumi Armada Bhd[b]	8,701	8,144

Security	Shares	Value

Petronas Dagangan Bhd	1,901	$12,122
Sapurakencana Petroleum Bhd	19,801	26,510

		46,776
POLAND — 2.39%
Grupa Lotos SAb	817	7,701
Polski Koncern Naftowy Orlen SA	1,812	22,346
Polskie Gornictwo Naftowe i Gazownictwo SA	11,287	17,227

		47,274
RUSSIA — 21.06%
Gazprom OAO	45,720	162,915
LUKOIL OAO	1,836	102,205
NovaTek OAO SP GDR[c]	446	44,868
Rosneft Oil Co. OJSC	5,942	36,656
Surgutneftegas OJSC	37,802	26,498
Tatneft OAO Class S	7,021	43,544

		416,686
SOUTH AFRICA — 6.67%
Exxaro Resources Ltd.	1,022	14,498
Sasol Ltd.	2,019	117,373

		131,871
SOUTH KOREA — 2.98%
GS Holdings Corp.	354	15,030
S-Oil Corp.	309	14,277
SK Innovation Co. Ltd.	319	29,605

		58,912
TAIWAN — 0.89%
Formosa Petrochemical Corp.	7,000	17,681

		17,681
THAILAND — 5.56%
Banpu PCL NVDR	9,700	9,794
IRPC PCL NVDR	94,100	9,781
PTT Exploration & Production PCL NVDR	7,133	36,737
PTT PCL NVDR	4,302	43,236
Thai Oil PCL NVDR	6,501	10,533

		110,081
TURKEY — 0.93%
Turkiye Petrol Rafinerileri AS	784	18,456

		18,456

TOTAL COMMON STOCKS
(Cost: $2,078,492)		1,761,478

CONSOLIDATED SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ENERGY CAPPED ETF

August 31, 2014

Security	Shares	Value

PREFERRED STOCKS — 10.83%

BRAZIL — 8.44%
Petroleo Brasileiro SA	16,000	$166,968

		166,968
RUSSIA — 2.39%
AK Transneft OAO	9	19,800
Surgutneftegas OJSC	37,402	27,526

		47,326

TOTAL PREFERRED STOCKS
(Cost: $263,525)		214,294

SHORT-TERM INVESTMENTS — 0.90%

MONEY MARKET FUNDS — 0.90%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	15,078	15,078
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	949	949
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	1,758	1,758

		17,785

TOTAL SHORT-TERM INVESTMENTS
(Cost: $17,785)		17,785

TOTAL INVESTMENTS IN SECURITIES — 100.75%
(Cost: $2,359,802)		1,993,557
Other Assets, Less Liabilities — (0.75)%		(14,777)

NET ASSETS — 100.00%		$1,978,780

SP GDR  —  Sponsored Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 95.16%

BRAZIL — 8.30%
ALL – America Latina Logistica SA	1,400	$5,162
AMBEV SA	13,500	98,344
Banco Bradesco SA	880	15,739
BB Seguridade Participacoes SA	2,000	31,946
BR Malls Participacoes SA	1,200	12,480
BR Properties SA	600	3,995
BRF SA	1,800	48,187
CCR SA	2,600	23,542
CETIP SA – Mercados Organizados	600	8,755
Cielo SA	2,160	40,506
Companhia Siderurgica Nacional SA	600	2,633
Cosan SA Industria e Comercio	400	8,313
EcoRodovias Infraestrutura e Logistica SA	400	2,556
Embraer SA	2,000	19,495
Estacio Participacoes SA	1,000	13,287
Fibria Celulose SAa	400	4,162
Hypermarcas SAa	1,000	8,697
JBS SA	1,800	8,141
Klabin SA	1,400	7,114
Kroton Educacional SA	971	29,097
Localiza Rent A Car SA	410	7,302
Lojas Americanas SA	500	2,905
Lojas Renner SA	400	13,697
Multiplan Empreendimentos Imobiliarios SA	200	5,158
Natura Cosmeticos SA	400	7,331
Odontoprev SA	800	3,490
Qualicorp SAa	400	5,005
Raia Drogasil SA	600	5,846
Souza Cruz SA	600	5,620
Totvs SA	400	7,304
Ultrapar Participacoes SA	1,000	25,783
WEG SA	780	9,757

		491,349
CHILE — 1.12%
Cencosud SA	3,256	9,769
Empresas Copec SA	1,190	14,958
Enersis SA	19,774	6,656
LATAM Airlines Group SAa	932	11,530
S.A.C.I. Falabella SA	2,658	20,017
Vina Concha y Toro SA	1,795	3,501

		66,431

Security	Shares	Value

CHINA — 19.08%
AAC Technologies Holdings Inc.	2,000	$13,045
Anhui Conch Cement Co. Ltd. Class Hb	4,000	14,451
AviChina Industry & Technology Co. Ltd. Class H	8,000	4,769
Beijing Capital International Airport Co. Ltd. Class H	8,000	6,255
Beijing Enterprises Holdings Ltd.	1,000	8,619
Beijing Enterprises Water Group Ltd.	12,000	8,175
Belle International Holdings Ltd.	8,000	10,229
Biostime International Holdings Ltd.[b]	1,000	3,735
Brilliance China Automotive Holdings Ltd.	8,000	14,823
BYD Co. Ltd. Class H	2,000	14,206
China Cinda Asset Management Co. Ltd.[a]	10,000	5,122
China Everbright International Ltd.	8,000	10,962
China Gas Holdings Ltd.	4,000	7,122
China Huishan Dairy Holdings Co. Ltd.[a,b]	12,000	2,787
China Life Insurance Co. Ltd. Class H	22,000	63,160
China Longyuan Power Group Corp. Ltd. Class H	8,000	8,650
China Mengniu Dairy Co. Ltd.	4,000	18,554
China Minsheng Banking Corp. Ltd. Class H	6,300	5,918
China Oilfield Services Ltd. Class H	4,000	11,845
China Overseas Land & Investment Ltd.[b]	12,000	33,754
China Pacific Insurance (Group) Co. Ltd. Class H	7,200	27,034
China Resources Enterprise Ltd.	4,000	10,761
China Resources Gas Group Ltd.	4,000	11,638
China Resources Land Ltd.	4,000	9,156
China Resources Power Holdings Co. Ltd.	4,000	12,103
China Shipping Container Lines Co. Ltd. Class Ha,b	14,000	3,992
China State Construction International Holdings Ltd.	4,000	6,452
China Taiping Insurance Holdings Co. Ltd.[a]	2,400	5,840
China Unicom (Hong Kong) Ltd.	12,000	21,398
Chongqing Changan Automobile Co. Ltd.	2,200	4,542

CONSOLIDATED SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2014

Security	Shares	Value

CITIC 21CN Co. Ltd.[a]	8,000	$6,297
CNOOC Ltd.	52,000	104,535
Country Garden Holdings Co. Ltd.[b]	2,000	888
CSPC Pharmaceutical Group Ltd.	4,000	3,344
CSR Corp Ltd. Class H	6,000	5,412
Dongfeng Motor Group Co. Ltd. Class H	8,000	14,823
ENN Energy Holdings Ltd.	4,000	28,258
Evergrande Real Estate Group Ltd.[b]	8,000	3,344
GCL-Poly Energy Holdings Ltd.[a]	24,000	8,640
Geely Automobile Holdings Ltd.	20,000	7,664
Golden Eagle Retail Group Ltd.	2,000	2,459
Great Wall Motor Co. Ltd. Class H	3,000	12,735
Guangzhou Automobile Group Co. Ltd. Class H	4,000	4,160
Haier Electronics Group Co. Ltd.	2,000	5,781
Haitian International Holdings Ltd.	4,000	10,426
Haitong Securities Co. Ltd. Class H	2,400	3,834
Hanergy Solar Group Ltd.[a,b]	32,000	5,244
Hengan International Group Co. Ltd.	2,000	21,329
Huaneng Power International Inc. Class H	8,000	9,620
Intime Retail Group Co. Ltd.[b]	3,000	2,729
Kingsoft Corp. Ltd.[b]	2,000	5,729
Kunlun Energy Co. Ltd.	8,000	13,213
Lee & Man Paper Manufacturing Ltd.	4,000	2,354
Lenovo Group Ltd.	20,000	30,554
Longfor Properties Co. Ltd.	4,000	5,110
New China Life Insurance Co. Ltd. Class H	2,200	7,849
People’s Insurance Co. Group of China Ltd. Class H	14,000	5,853
PICC Property and Casualty Co. Ltd. Class H	8,000	13,275
Ping An Insurance (Group) Co. of China Ltd. Class H	5,000	40,709
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	8,000	8,103
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.	2,000	6,503
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	1,600	3,283
Shenzhou International Group Holdings Ltd.	2,000	6,232
Shimao Property Holdings Ltd.	4,000	8,805

Security	Shares	Value

Sihuan Pharmaceutical Holdings Group Ltd.	12,000	$8,036
Sino Biopharmaceutical Ltd.	8,000	7,370
Sinopec Engineering Group Co. Ltd.	2,000	2,281
Sinopharm Group Co. Ltd. Class H	3,200	11,169
Sun Art Retail Group Ltd.[b]	7,000	8,355
Tencent Holdings Ltd.	14,200	231,776
Tingyi (Cayman Islands) Holding Corp.	4,000	11,226
Uni-President China Holdings Ltd.	4,800	4,335
Want Want China Holdings Ltd.	18,000	22,320
Weichai Power Co. Ltd. Class H	2,000	8,103
Yingde Gases Group Co. Ltd.	3,000	3,209
Zhongsheng Group Holdings Ltd.	2,000	2,217
Zhuzhou CSR Times Electric Co. Ltd. Class H	2,000	6,929
ZTE Corp. Class H	1,600	3,605

		1,129,122
COLOMBIA — 0.56%
Almacenes Exito SA	404	6,878
Cementos Argos SA	1,006	5,926
Cemex Latam Holdings SAa	424	4,199
Corporacion Financiera Colombiana SA NVS	176	3,752
Ecopetrol SA	3,926	6,804
Isagen SA ESP	3,778	5,652

		33,211
CZECH REPUBLIC — 0.22%
Komercni Banka AS	56	13,024

		13,024
GREECE — 0.88%
Alpha Bank AEa	4,027	3,533
Eurobank Ergasias SAa	22,352	9,510
Folli Follie Group[a]	160	6,638
Hellenic Telecommunications Organization SAa	344	4,930
Jumbo SAa	288	4,249
National Bank of Greece SAa	4,334	14,900
Piraeus Bank SAa	2,200	4,347
Titan Cement Co. SA	140	3,743

		51,850
HUNGARY — 0.18%
OTP Bank PLC	322	5,567
Richter Gedeon Nyrt	306	4,924

		10,491

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2014

Security	Shares	Value

INDIA — 6.51%
Adani Enterprises Ltd.	471	$3,717
Adani Ports & Special Economic Zone Ltd.	1,216	5,668
Apollo Hospitals Enterprise Ltd.	113	2,185
Asian Paints Ltd.	800	8,229
Aurobindo Pharma Ltd.	496	6,683
Bharti Airtel Ltd.	1,708	10,409
Cipla Ltd.	972	8,237
Dabur India Ltd.	1,222	4,684
Divi’s Laboratories Ltd.	190	4,900
Dr. Reddy’s Laboratories Ltd.	290	14,088
GlaxoSmithKline Consumer Healthcare Ltd.	32	2,812
Godrej Consumer Products Ltd.	338	5,492
HCL Technologies Ltd.	624	16,770
HDFC Bank Ltd.	1,147	15,945
Hindustan Unilever Ltd.	1,866	22,831
Housing Development Finance Corp. Ltd.	2,752	48,731
Idea Cellular Ltd.	2,042	5,448
ITC Ltd.	6,298	36,877
Jaiprakash Associates Ltd.	3,153	2,416
Larsen & Toubro Ltd.	934	23,496
Mahindra & Mahindra Financial Services Ltd.	650	2,992
Nestle India Ltd.	36	3,577
Ranbaxy Laboratories Ltd.[a]	198	2,091
Siemens Ltd.	251	3,286
Sun Pharmaceuticals Industries Ltd.	1,850	26,075
Tata Consultancy Services Ltd.	1,350	56,117
Tata Motors Ltd.	2,074	17,946
Tech Mahindra Ltd.	194	7,555
Ultratech Cement Ltd.	96	4,034
United Breweries Ltd.	263	3,065
United Spirits Ltd.	232	9,169

		385,525
INDONESIA — 2.55%
PT Astra International Tbk	19,000	12,304
PT Bank Central Asia Tbk	36,000	34,469
PT Bank Rakyat Indonesia (Persero) Tbk	15,000	14,170
PT Bumi Serpong Damai Tbk	24,000	3,293
PT Charoen Pokphand Indonesia Tbk	21,000	6,903
PT Global Mediacom Tbk	18,000	2,978

Security	Shares	Value

PT Gudang Garam Tbk	1,400	$6,463
PT Indocement Tunggal Prakarsa Tbk	4,000	8,292
PT Indofood CBP Sukses Makmur Tbk	4,000	3,590
PT Jasa Marga (Persero) Tbk	6,000	3,180
PT Kalbe Farma Tbk	70,000	9,934
PT Lippo Karawaci Tbk	61,000	5,580
PT Matahari Department Store Tbk	4,000	5,565
PT Media Nusantara Citra Tbk	16,000	3,837
PT Semen Gresik (Persero) Tbk	8,000	11,096
PT Surya Citra Media Tbk	14,000	4,919
PT Tower Bersama Infrastructure Tbk	6,000	4,039
PT Unilever Indonesia Tbk	4,000	10,609

		151,221
MALAYSIA — 3.65%
Astro Malaysia Holdings Bhd	5,000	5,203
Axiata Group Bhd	2,200	4,837
British American Tobacco (Malaysia) Bhd	200	4,568
Bumi Armada Bhd[a]	3,600	3,369
Dialog Group Bhd	10,886	5,975
DiGi.Com Bhd	9,200	16,725
Felda Global Ventures Holdings Bhd	3,400	4,120
Gamuda Bhd	4,500	6,896
Genting Bhd	3,200	9,726
Genting Plantations Bhd	800	2,553
IHH Healthcare Bhd	6,000	9,289
IJM Corp. Bhd	2,600	5,362
IOI Corp. Bhd	7,800	11,829
Kuala Lumpur Kepong Bhd	1,600	11,188
Malaysia Airports Holdings Bhd	1,600	3,909
MMC Corp. Bhd	2,200	1,724
Petronas Dagangan Bhd	600	3,826
Petronas Gas Bhd	1,800	13,020
Public Bank Bhd	7,260	44,407
Sapurakencana Petroleum Bhd	10,400	13,924
Tenaga Nasional Bhd	7,800	30,636
UEM Sunrise Bhd	4,800	2,924

		216,010
MEXICO — 5.22%
Alfa SAB de CV Series A	7,400	23,809
America Movil SAB de CV Series L	45,800	56,009
Cemex SAB de CV CPO[a]	10,000	13,284
Compartamos SAB de CV	3,000	6,406

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2014

Security	Shares	Value

El Puerto de Liverpool SAB de CV Series C1	600	$6,842
Genomma Lab Internacional SAB de CV Series Ba,b	2,200	5,869
Gruma SAB de CV Series Ba	600	6,845
Grupo Bimbo SAB de CV Series A	4,800	15,110
Grupo Carso SAB de CV Series A1	1,000	6,111
Grupo Financiero Banorte SAB de CV Series O	4,600	32,383
Grupo Financiero Inbursa SAB de CV Series O	4,200	12,762
Grupo Televisa SAB de CV CPO	7,200	53,573
Mexichem SAB de CV	3,200	13,800
Minera Frisco SAB de CV Series A1[a]	1,800	3,619
Promotora y Operadora Infraestructura SAB de CVa	800	11,215
Wal-Mart de Mexico SAB de CV Series V	15,200	41,384

		309,021
PERU — 0.45%
Credicorp Ltd.	74	11,475
Southern Copper Corp.	458	15,027

		26,502
PHILIPPINES — 0.98%
Alliance Global Group Inc.	5,000	2,821
Ayala Corp.	220	3,535
Ayala Land Inc.	16,000	12,110
Bank of the Philippine Islands	1,722	3,752
DMCI Holdings Inc.	4,000	7,339
International Container Terminal Services Inc.	2,400	6,215
Jollibee Foods Corp.	1,240	5,119
SM Investments Corp.	348	6,162
SM Prime Holdings Inc.	7,200	2,672
Universal Robina Corp.	2,200	8,200

		57,925
POLAND — 1.45%
Alior Bank SAa	118	2,813
Bank Millennium SA	1,094	2,747
Bank Pekao SA	350	19,715
Bank Zachodni WBK SA	78	9,038
Cyfrowy Polsat SA	644	5,154
Energa SA	888	5,791
Eurocash SA	200	2,158
Grupa Azoty SA	124	2,899

Security	Shares	Value

mBank SA	40	$5,798
Powszechna Kasa Oszczednosci Bank Polski SA	2,472	29,573

		85,686
QATAR — 0.52%
Barwa Real Estate Co.	29	311
Masraf Al Rayan QSC	1,180	16,852
Qatar Electricity & Water Co. QSC	9	423
Qatar National Bank SAQ	131	7,267
Vodafone Qatar QSC	1,164	6,183

		31,036
RUSSIA — 4.40%
Alrosa AO	5,000	5,860
Magnit OJSC SP GDR[c]	748	43,534
MegaFon OAO SP GDR[c]	264	7,471
Mobile TeleSystems OJSC SP ADR	1,474	27,195
Moscow Exchange MICEX-RTS OJSC	2,500	4,196
NovaTek OAO SP GDR[c]	260	26,156
Rosneft Oil Co. OJSC	780	4,812
Rostelecom OJSC	3,420	9,097
RusHydro OJSC	242,000	4,488
Sberbank of Russia	31,040	61,081
Severstal OAO	380	3,658
Sistema JSFC SP GDR[c]	476	10,829
Surgutneftegas OJSC	10,000	7,010
Tatneft OAO Class S	4,100	25,428
Uralkali OJSC	1,140	4,210
VTB Bank OJSC	14,740,000	15,184

		260,209
SOUTH AFRICA — 7.70%
Anglo American Platinum Ltd.[a,b]	150	6,249
AngloGold Ashanti Ltd.[a]	1,232	20,973
Aspen Pharmacare Holdings Ltd.	810	23,279
Assore Ltd.	80	2,367
Bidvest Group Ltd.	840	22,219
Coronation Fund Managers Ltd.	904	8,500
Discovery Ltd.	1,046	9,653
Life Healthcare Group Holdings Ltd.	2,630	11,074
Massmart Holdings Ltd.	318	3,910
Mr. Price Group Ltd.	692	13,319
MTN Group Ltd.	2,316	52,490
Nampak Ltd.	1,646	6,601
Naspers Ltd. Class N	1,110	141,474
Netcare Ltd.	2,136	6,487

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2014

Security	Shares	Value

Northam Platinum Ltd.[a]	829	$3,328
Pick n Pay Stores Ltd.	754	4,006
Rand Merchant Insurance Holdings Ltd.	1,164	3,688
Remgro Ltd.	1,278	29,260
Sanlam Ltd.	5,518	34,243
Sappi Ltd.[a]	985	4,075
Shoprite Holdings Ltd.	1,234	17,108
SPAR Group Ltd. (The)	516	6,325
Truworths International Ltd.	1,282	8,968
Woolworths Holdings Ltd.	2,182	16,302

		455,898
SOUTH KOREA — 15.40%
AmorePacific Corp.	12	24,972
AmorePacific Group	8	8,348
Celltrion Inc.[a]	179	7,353
Cheil Worldwide Inc.[a]	180	4,074
CJ CheilJedang Corp.	24	8,947
CJ Corp.	44	7,768
Coway Co. Ltd.	132	11,079
Daewoo Engineering & Construction Co. Ltd.[a]	420	3,529
Daewoo International Corp.	100	3,674
Daewoo Securities Co. Ltd.[a]	420	4,888
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	100	2,451
Doosan Corp.	34	4,041
Doosan Infracore Co. Ltd.[a]	224	2,618
E-Mart Co. Ltd.	60	14,439
Halla Visteon Climate Control Corp.	80	4,253
Hankook Tire Co. Ltd.	206	10,686
Hotel Shilla Co. Ltd.	104	12,206
Hyundai Glovis Co. Ltd.	36	10,740
Hyundai Mipo Dockyard Co. Ltd.	18	2,290
Hyundai Wia Corp.	44	9,677
Korea Aerospace Industries Ltd.	100	3,545
Korea Electric Power Corp.	710	29,550
Korea Gas Corp.[a]	81	4,506
Korean Air Lines Co. Ltd.[a]	80	2,876
Kumho Petro Chemical Co. Ltd.	48	3,849
LG Display Co. Ltd.[a]	700	24,197
LG Electronics Inc.	302	22,517
LG Household & Health Care Ltd.	26	13,154
LG Innotek Co. Ltd.[a]	30	3,979
LG Uplus Corp.	720	7,775

Security	Shares	Value

Lotte Chemical Corp.	46	$7,417
Lotte Confectionery Co. Ltd.	2	4,280
LS Industrial Systems Co. Ltd.	46	2,840
NAVER Corp.	80	60,595
NCsoft Corp.	44	6,292
OCI Co. Ltd.[a]	50	7,175
ORION Corp.	10	8,610
Paradise Co. Ltd.	154	5,969
S1 Corp.	17	1,241
Samsung C&T Corp.	357	26,266
Samsung Electro-Mechanics Co. Ltd.	134	7,255
Samsung Electronics Co. Ltd.	306	372,409
Samsung Engineering Co. Ltd.[a]	82	5,168
Samsung Life Insurance Co. Ltd.	164	17,226
Samsung SDI Co. Ltd.	73	10,907
Samsung Securities Co. Ltd.	160	7,819
Samsung Techwin Co. Ltd.	102	4,290
SK C&C Co. Ltd.	52	10,898
SK Hynix Inc.[a]	1,574	70,476

		911,114
TAIWAN — 11.51%
Acer Inc.[a]	4,000	3,312
Cathay Financial Holding Co. Ltd.	29,920	51,050
Chailease Holding Co. Ltd.	2,420	6,542
Cheng Shin Rubber Industry Co. Ltd.	4,900	11,311
China Airlines Ltd.[a]	20,000	6,691
China Steel Corp.	28,560	24,652
Delta Electronics Inc.	6,000	42,154
Epistar Corp.	2,000	4,349
EVA Airways Corp.[a]	6,000	3,011
Formosa Chemicals & Fibre Corp.	6,000	14,935
Formosa Petrochemical Corp.	4,000	10,104
Formosa Plastics Corp.	12,000	31,114
Giant Manufacturing Co. Ltd.	2,000	16,627
Hiwin Technologies Corp.	52	508
HTC Corp.	2,000	9,200
MediaTek Inc.	4,000	66,844
Nan Ya Plastics Corp.	14,000	33,021
President Chain Store Corp.	2,000	15,155
Standard Foods Corp.	2,507	6,441
Taiwan Semiconductor Manufacturing Co. Ltd.	70,000	290,393
Uni-President Enterprises Co.	13,483	24,674
Vanguard International Semiconductor Corp.	2,000	2,927

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2014

Security	Shares	Value

Yang Ming Marine Transport Corp.[a]	6,000	$2,700
Yulon Motor Co. Ltd.	2,000	3,212

		680,927
THAILAND — 2.34%
Advanced Information Service PCL NVDR	2,800	18,322
Airports of Thailand PCL NVDR	1,400	10,388
Bangkok Dusit Medical Services PCL NVDR	10,000	6,105
BEC World PCL NVDR	3,200	4,759
Central Pattana PCL NVDR	4,400	6,647
Charoen Pokphand Foods PCL NVDR	5,600	5,172
CP All PCL NVDR	12,800	19,036
Glow Energy PCL NVDR	1,400	3,835
Home Product Center PCL NVDR	12,266	4,032
Indorama Ventures PCL NVDR	4,200	3,551
IRPC PCL NVDR	30,000	3,118
Kasikornbank PCL Foreign	1,600	11,321
Minor International PCL NVDR	4,800	5,298
Siam Cement (The) PCL Foreign	1,200	16,531
Siam Commercial Bank PCL NVDR	2,400	14,051
TMB Bank PCL NVDR	34,800	3,312
True Corp. PCL NVDR[a]	7,776	2,800

		138,278
TURKEY — 1.60%
Akbank TAS	3,174	12,120
Anadolu Efes Biracilik ve Malt Sanayii ASa	602	8,006
Arcelik AS	666	3,997
BIM Birlesik Magazalar AS	620	14,595
Coca-Cola Icecek AS	196	4,632
Eregli Demir ve Celik Fabrikalari TAS	3,828	7,451
Haci Omer Sabanci Holding AS	1,049	4,861
TAV Havalimanlari Holding AS	512	4,259
Turk Hava Yollari AOa	586	1,860
Turkcell Iletisim Hizmetleri ASa	694	4,068
Turkiye Garanti Bankasi AS	6,594	25,882
Ulker Biskuvi Sanayi AS	386	2,862

		94,593
UNITED ARAB EMIRATES — 0.54%
Abu Dhabi Commercial Bank PJSC	339	739
Aldar Properties PJSC	9,687	10,523
Arabtec Holding Co.[a]	3,690	4,732
DP World Ltd.	189	3,549

Security	Shares	Value

Dubai Financial Market PJSC	6,389	$5,914
Emaar Properties PJSC	2,397	6,689

		32,146

TOTAL COMMON STOCKS
(Cost: $4,935,577)		5,631,569

PREFERRED STOCKS — 4.49%

BRAZIL — 3.65%
Banco Bradesco SA	2,270	41,432
Companhia Brasileira de Distribuicao	400	20,365
Itau Unibanco Holding SA	7,942	143,254
Lojas Americanas SA	1,500	10,619

		215,670
CHILE — 0.16%
Embotelladora Andina SA Class B	632	2,072
Sociedad Quimica y Minera de Chile SA Series B	262	7,172

		9,244
COLOMBIA — 0.45%
Bancolombia SA	1,202	19,047
Grupo Aval Acciones y Valores SA	10,148	7,591

		26,638
RUSSIA — 0.23%
AK Transneft OAO	4	8,800
Sberbank of Russia	3,400	5,070

		13,870

TOTAL PREFERRED STOCKS
(Cost: $248,922)		265,422

WARRANTS — 0.00%

THAILAND — 0.00%
Indorama Ventures PCL NVDR (Expires 8/24/17)[a]	420	—
Indorama Ventures PCL NVDR (Expires 8/24/18)[a]	323	—

		—

TOTAL WARRANTS
(Cost: $0)		—

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2014

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.71%

MONEY MARKET FUNDS — 1.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	92,272	$92,272
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	5,809	5,809
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	3,235	3,235

		101,316

TOTAL SHORT-TERM INVESTMENTS
(Cost: $101,316)		101,316

TOTAL INVESTMENTS IN SECURITIES — 101.36%
(Cost: $5,285,815)		5,998,307
Other Assets, Less Liabilities — (1.36)%		(80,594)

NET ASSETS — 100.00%		$5,917,713

CPO  —  Certificates of Participation (Ordinary)

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 96.24%

BRAZIL — 5.44%
AMBEV SA	1,698,300	$12,371,697
CCR SA	1,032,300	9,347,008
Cielo SA	1,069,240	20,051,087
EcoRodovias Infraestrutura e Logistica SA	1,631,700	10,428,062
Estacio Participacoes SA	133,200	1,769,809
Kroton Educacional SA	99,900	2,993,584
Natura Cosmeticos SA	268,200	4,915,592
Souza Cruz SA	899,100	8,422,219
Totvs SA	569,700	10,403,317
Tractebel Energia SA	1,065,600	17,863,581
Transmissora Alianca de Energia Eletrica SA	569,500	5,940,484
Ultrapar Participacoes SA	333,400	8,595,940

		113,102,380
CHILE — 4.22%
AES Gener SA	5,367,294	2,743,909
Aguas Andinas SA Series A	20,852,127	13,076,829
Banco de Chile	197,750,718	24,132,008
Banco de Credito e Inversiones	130,536	7,114,367
Colbun SA	45,019,602	11,782,438
Compania Cervecerias Unidas SA	163,503	1,756,150
CorpBanca SA	559,842,264	6,879,225
Empresa Nacional de Electricidad SA	7,725,933	11,803,668
Empresa Nacional de Telecomunicaciones SA	154,569	1,773,153
S.A.C.I. Falabella SA	242,091	1,823,133
Vina Concha y Toro SA	2,479,851	4,836,422

		87,721,302
CHINA — 20.49%
AAC Technologies Holdings Inc.[a]	1,014,000	6,613,769
Agricultural Bank of China Ltd. Class H	13,986,000	6,460,505
Bank of China Ltd. Class H	38,295,000	17,788,302
Bank of Communications Co. Ltd. Class H	2,345,000	1,712,573
Beijing Enterprises Holdings Ltd.	1,831,500	15,786,043
China BlueChemical Ltd. Class H	2,022,000	996,631

Security	Shares	Value

China CITIC Bank Corp. Ltd. Class H	3,663,000	$2,311,190
China Communications Services Corp. Ltd. Class H	11,538,000	5,567,908
China Construction Bank Corp. Class H	19,314,000	14,354,385
China Gas Holdings Ltd.[a]	6,780,000	12,072,541
China Life Insurance Co. Ltd. Class H	1,340,000	3,847,022
China Mengniu Dairy Co. Ltd.	2,345,000	10,877,564
China Minsheng Banking Corp. Ltd. Class H	999,100	938,491
China Mobile Ltd.	2,679,000	33,322,658
China Pacific Insurance (Group) Co. Ltd. Class H	666,000	2,500,674
China Petroleum & Chemical Corp. Class H	12,450,000	12,626,465
China Resources Enterprise Ltd.[a]	670,000	1,802,481
China Resources Gas Group Ltd.	7,326,000	21,315,884
China Resources Power Holdings Co. Ltd.	3,350,000	10,136,255
China Telecom Corp. Ltd. Class H	6,704,000	4,143,424
China Vanke Co. Ltd.[a,b]	1,005,576	1,883,959
CSPC Pharmaceutical Group Ltd.	3,330,000	2,784,256
ENN Energy Holdings Ltd.	332,000	2,345,374
Guangdong Investment Ltd.	10,656,000	12,883,198
Haier Electronics Group Co. Ltd.	1,052,000	3,040,561
Hanergy Solar Group Ltd.[a,b]	28,638,000	4,692,846
Hengan International Group Co. Ltd.	1,676,000	17,873,383
Huaneng Power International Inc. Class H	666,000	800,903
Industrial and Commercial Bank of China Ltd. Class H	17,316,000	11,484,196
Inner Mongolia Yitai Coal Co. Ltd. Class B	3,896,127	6,580,559
Jiangsu Expressway Co. Ltd. Class H	10,724,000	12,218,205
Kunlun Energy Co. Ltd.[a]	3,404,000	5,621,982
Lenovo Group Ltd.	12,216,000	18,662,534

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value

PetroChina Co. Ltd. Class H	3,336,000	$4,734,876
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,340,000	1,357,264
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	6,393,600	13,116,938
Shenzhou International Group Holdings Ltd.	2,997,000	9,338,858
Sihuan Pharmaceutical Holdings Group Ltd.	9,657,000	6,466,950
Sino Biopharmaceutical Ltd.	10,704,000	9,861,301
Sinopec Engineering Group Co. Ltd.	1,665,000	1,899,137
Sinopharm Group Co. Ltd. Class H	399,600	1,394,706
SOHO China Ltd.	15,151,500	12,394,665
Sun Art Retail Group Ltd.[a]	17,149,500	20,468,362
Tencent Holdings Ltd.	999,000	16,305,943
Tingyi (Cayman Islands) Holding Corp.	5,548,000	15,569,892
Tsingtao Brewery Co. Ltd. Class H	1,020,000	7,745,269
Uni-President China Holdings Ltd.[a]	3,330,000	3,007,684
Want Want China Holdings Ltd.	1,665,000	2,064,560
Zhejiang Expressway Co. Ltd. Class H	12,734,000	12,668,031
ZTE Corp. Class Ha	799,200	1,800,485

		426,241,642
COLOMBIA — 1.11%
Almacenes Exito SA	180,486	3,072,623
Corporacion Financiera Colombiana SA NVS	195,138	4,160,204
Ecopetrol SA	6,221,772	10,783,389
Grupo Argos SA	412,254	5,110,063

		23,126,279
CZECH REPUBLIC — 0.51%
O2 Czech Republic AS	757,908	10,647,756

		10,647,756
EGYPT — 0.72%
Commercial International Bank (Egypt) SAE	2,037,866	13,170,508
Telecom Egypt Co.	849,842	1,712,746

		14,883,254

Security	Shares	Value

INDIA — 2.41%
Cipla Ltd.	1,559,772	$13,217,448
Dabur India Ltd.	2,872,791	11,012,050
Divi’s Laboratories Ltd.	181,152	4,671,351
Dr. Reddy’s Laboratories Ltd.	119,214	5,791,545
Hindustan Unilever Ltd.	101,898	1,246,773
Sun Pharmaceuticals Industries Ltd.	920,412	12,972,682
Tata Consultancy Services Ltd.	27,639	1,148,900

		50,060,749
INDONESIA — 4.31%
PT Astra Agro Lestari Tbk	1,712,300	3,732,733
PT Bank Central Asia Tbk	26,540,100	25,411,337
PT Bank Danamon Indonesia Tbk	14,418,900	4,622,430
PT Bank Mandiri (Persero) Tbk	7,758,900	6,881,692
PT Bank Negara Indonesia (Persero) Tbk	7,559,100	3,457,250
PT Indocement Tunggal Prakarsa Tbk	569,100	1,179,797
PT Indofood Sukses Makmur Tbk	4,861,800	2,857,437
PT Jasa Marga (Persero) Tbk	19,613,700	10,395,806
PT Kalbe Farma Tbk	17,882,100	2,537,661
PT Perusahaan Gas Negara (Persero) Tbk	4,229,100	2,096,925
PT Telekomunikasi Indonesia (Persero) Tbk	57,076,200	13,003,469
PT Unilever Indonesia Tbk	5,094,900	13,513,082

		89,689,619
MALAYSIA — 8.53%
Astro Malaysia Holdings Bhd	971,500	1,010,952
Axiata Group Bhd	2,763,900	6,076,722
Berjaya Sports Toto Bhd	3,463,297	4,131,344
Hong Leong Bank Bhd	3,796,200	17,343,046
IHH Healthcare Bhd	15,817,500	24,489,023
Malayan Banking Bhd	9,324,000	29,877,030
Maxis Bhd	9,856,800	20,482,881
Petronas Chemicals Group Bhd	3,363,300	6,722,332
Petronas Dagangan Bhd	1,964,700	12,528,702
Petronas Gas Bhd	1,665,000	12,043,782
Public Bank Bhd	5,128,280	31,368,413
Sime Darby Bhd	2,412,600	7,240,861
Tenaga Nasional Bhd	1,065,600	4,185,320

		177,500,408

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value

MEXICO — 1.73%
Arca Continental SAB de CV	268,000	$1,970,109
Coca-Cola FEMSA SAB de CV Series L	266,400	2,904,311
El Puerto de Liverpool SAB de CV Series C1	1,565,100	17,846,844
Fibra Uno Administracion SAB de CV	632,700	2,271,826
Grupo Aeroportuario del Pacifico SAB de CV Series B	699,300	4,854,534
Grupo Aeroportuario del Sureste SAB de CV Series B	233,100	2,988,023
Wal-Mart de Mexico SAB de CV Series V	1,132,200	3,082,584

		35,918,231
PERU — 1.25%
Compania de Minas Buenaventura SA SP ADR	180,819	2,632,724
Credicorp Ltd.	150,183	23,288,878

		25,921,602
PHILIPPINES — 4.51%
Aboitiz Power Corp.	3,962,700	3,408,286
Bank of the Philippine Islands	6,360,304	13,858,460
BDO Unibank Inc.	1,072,260	2,225,677
International Container Terminal Services Inc.	2,920,410	7,562,254
Jollibee Foods Corp.	1,641,700	6,777,661
Metropolitan Bank & Trust Co.	2,685,390	5,293,791
Philippine Long Distance Telephone Co.	692,639	54,807,444

		93,933,573
POLAND — 0.22%
Bank Zachodni WBK SA	40,293	4,669,040

		4,669,040
QATAR — 1.48%
Commercial Bank of Qatar QSC (The)	139,527	2,609,521
Ooredoo QSC	92,907	2,916,421
Qatar Electricity & Water Co. QSC	263,070	12,354,435
Qatar Islamic Bank SAQ	295,704	9,664,060
Qatar National Bank SAQ	58,941	3,269,824

		30,814,261

Security	Shares	Value

RUSSIA — 0.83%
LUKOIL OAO	205,128	$11,418,936
Rosneft Oil Co. OJSC	965,700	5,957,429

		17,376,365
SOUTH AFRICA — 6.99%
Aspen Pharmacare Holdings Ltd.	313,353	9,005,429
Bidvest Group Ltd.	186,147	4,923,827
Discovery Ltd.	495,171	4,569,742
Foschini Group Ltd. (The)	175,491	1,899,555
Growthpoint Properties Ltd.	961,631	2,278,532
Liberty Holdings Ltd.	344,988	4,235,716
Life Healthcare Group Holdings Ltd.	4,128,867	17,384,458
Mediclinic International Ltd.	133,533	1,161,135
Mr. Price Group Ltd.	151,848	2,922,625
MTN Group Ltd.	57,609	1,305,647
Nedbank Group Ltd.	386,613	8,313,594
Pick n Pay Stores Ltd.[a]	870,462	4,624,283
PPC Ltd.	1,791,540	5,577,401
Redefine Properties Ltd.	7,291,019	6,553,787
Remgro Ltd.	624,708	14,302,837
Sasol Ltd.	101,232	5,885,037
Shoprite Holdings Ltd.	618,714	8,577,898
SPAR Group Ltd. (The)	399,267	4,894,262
Standard Bank Group Ltd.	1,678,986	21,785,741
Tiger Brands Ltd.	120,546	3,479,664
Truworths International Ltd.	568,431	3,976,462
Vodacom Group Ltd.	645,687	7,792,272

		145,449,904
SOUTH KOREA — 11.44%
AmorePacific Corp.	12,321	25,639,637
AmorePacific Group	5,328	5,559,469
CJ CheilJedang Corp.	11,988	4,469,120
Dongbu Insurance Co. Ltd.	236,763	14,290,543
E-Mart Co. Ltd.	13,611	3,275,392
Hyundai Marine & Fire Insurance Co. Ltd.	458,541	14,087,038
Hyundai Wia Corp.	11,514	2,532,296
Kangwon Land Inc.	360,639	12,822,167
Korea Electric Power Corp.	101,565	4,227,075
KT Corp.	376,623	13,000,449
KT&G Corp.	342,324	32,039,595
LG Household & Health Care Ltd.	2,997	1,516,309

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value

Lotte Shopping Co. Ltd.	8,658	$2,834,909
NAVER Corp.	2,942	2,228,370
ORION Corp.	7,992	6,881,026
S1 Corp.	150,516	10,984,944
Samsung Electro-Mechanics Co. Ltd.	14,985	811,358
Samsung Electronics Co. Ltd.	6,724	8,183,260
Samsung Fire & Marine Insurance Co. Ltd.	46,287	12,667,925
Samsung Life Insurance Co. Ltd.	103,563	10,877,715
Samsung SDI Co. Ltd.	67,599	10,100,349
SK C&C Co. Ltd.	40,293	8,444,462
SK Telecom Co. Ltd.	67,599	18,200,628
Yuhan Corp.	72,576	12,382,906

		238,056,942
TAIWAN — 16.20%
Advanced Semiconductor Engineering Inc.	1,341,000	1,671,175
Advantech Co. Ltd.	2,680,000	25,149,797
Asia Cement Corp.	9,482,125	13,006,377
ASUSTeK Computer Inc.	842,000	8,817,049
Chicony Electronics Co. Ltd.	2,676,960	8,776,771
China Airlines Ltd.[b]	17,316,828	5,793,422
China Steel Corp.	16,775,517	14,479,796
Chunghwa Telecom Co. Ltd.	8,991,000	27,944,126
Compal Electronics Inc.	1,332,000	1,185,367
Delta Electronics Inc.	670,000	4,707,181
EVA Airways Corp.[b]	2,664,000	1,336,880
Far EasTone Telecommunications Co. Ltd.	9,417,000	20,068,681
First Financial Holding Co. Ltd.	12,321,119	7,625,858
Formosa Chemicals & Fibre Corp.	333,300	829,612
Formosa Petrochemical Corp.	2,997,000	7,570,081
Formosa Plastics Corp.	2,823,840	7,321,644
Formosa Taffeta Co. Ltd.	4,692,000	4,983,891
Foxconn Technology Co. Ltd.	3,146,850	7,895,945
Hua Nan Financial Holdings Co. Ltd.	22,289,474	13,832,814
Kinsus Interconnect Technology Corp.	1,998,000	8,455,764
Lite-On Technology Corp.	11,322,511	18,769,523
MediaTek Inc.	333,000	5,564,761
President Chain Store Corp.	1,340,000	10,154,062

Security	Shares	Value

ScinoPharm Taiwan Ltd.	2,197,814	$4,485,260
Standard Foods Corp.	737,400	1,894,659
Synnex Technology International Corp.	4,662,000	7,112,199
Taiwan Cement Corp.	4,662,000	7,408,541
Taiwan Cooperative Financial Holding Co. Ltd.	38,808,769	21,682,690
Taiwan Mobile Co. Ltd.	7,372,000	23,504,177
Taiwan Semiconductor Manufacturing Co. Ltd.	7,326,000	30,391,730
Transcend Information Inc.	1,665,000	5,598,183
U-Ming Marine Transport Corp.	4,357,000	7,171,657
United Microelectronics Corp.	3,996,000	1,824,841

		337,014,514
THAILAND — 2.30%
Advanced Information Service PCL NVDR	934,100	6,112,301
Bangkok Bank PCL NVDR	1,528,000	9,807,138
Bangkok Dusit Medical Services PCL NVDR	11,306,500	6,902,841
CP All PCL NVDR	5,825,500	8,663,471
Kasikornbank PCL NVDR	752,300	5,299,546
PTT Exploration & Production PCL NVDR	764,800	3,938,936
PTT PCL NVDR	709,000	7,125,517

		47,849,750
UNITED ARAB EMIRATES — 1.55%
DP World Ltd.	503,496	9,455,655
First Gulf Bank PJSC	934,731	4,644,326
National Bank of Abu Dhabi PJSC	4,775,112	18,200,560

		32,300,541

TOTAL COMMON STOCKS
(Cost: $1,844,307,910)		2,002,278,112

PREFERRED STOCKS — 3.23%

BRAZIL — 0.44%
AES Tiete SA	775,100	6,969,682
Companhia Energetica de Minas Gerais	99,985	856,165
Companhia Paranaense de Energia Class B	68,800	1,219,463

		9,045,310

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value

COLOMBIA — 1.91%
Banco Davivienda SA	810,855	$13,482,903
Grupo Argos SA	444,555	5,422,391
Grupo de Inversiones Suramericana SA	920,079	20,910,341

		39,815,635
RUSSIA — 0.38%
AK Transneft OAO	2,026	4,457,099
Surgutneftegas OJSC	4,662,000	3,431,040

		7,888,139
SOUTH KOREA — 0.50%
Samsung Electronics Co. Ltd.	10,323	10,384,595

		10,384,595

TOTAL PREFERRED STOCKS
(Cost: $59,018,294)		67,133,679

SHORT-TERM INVESTMENTS — 2.14%

MONEY MARKET FUNDS — 2.14%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	41,908,947	41,908,947
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	2,638,283	2,638,283

		44,547,230

TOTAL SHORT-TERM INVESTMENTS
(Cost: $44,547,230)		44,547,230

TOTAL INVESTMENTS IN SECURITIES — 101.61%
(Cost: $1,947,873,434)		2,113,959,021
Other Assets, Less Liabilities — (1.61)%		(33,595,711)

NET ASSETS — 100.00%		$2,080,363,310

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SP ADR  —  Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.78%

BRAZIL — 5.08%
Aliansce Shopping Centers SA	12,500	$116,534
Alupar Investimento SA Units	4,800	39,643
Arezzo Industria e Comercio SA	5,700	81,849
Autometal SA	4,200	36,246
Banco ABC Brasil SAa	163	1,049
Banco Pan SAa	14,689	22,977
Brasil Brokers Participacoes SA	14,000	22,650
Brasil Insurance Participacoes e Administracao SA	6,400	22,853
Brazil Pharma SAa	8,400	15,692
Companhia Hering SA	9,600	120,088
Direcional Engenharia SA	9,200	46,667
Equatorial Energia SA	13,542	159,172
Eternit SA	12,600	47,302
Even Construtora e Incorporadora SA	22,200	67,169
EZ TEC Empreendimentos e Participacoes SA	7,000	77,241
Fleury SA	5,600	40,019
Gafisa SA	37,800	56,931
Helbor Empreendimentos SA	14,040	37,460
Iguatemi Empresa de Shopping Centers SA	5,900	72,512
International Meal Co. Holdings SA	6,200	54,282
Iochpe-Maxion SA	7,000	55,967
Julio Simoes Logistica SA	7,000	37,228
LPS Brasil – Consultoria de Imoveis SA	5,400	26,547
Marfrig Global Foods SAa	24,900	84,575
Mills Estruturas e Servicos de Engenharia SA	6,600	67,547
MRV Engenharia e Participacoes SA	22,400	91,300
Multiplus SA	5,300	77,692
PDG Realty SA Empreendimentos e Participacoes[a]	88,200	58,733
Prumo Logistica SAa	76,165	36,082
Restoque Comercio e Confeccoes de Roupas SAa	11,200	45,550
Santos Brasil Participacoes SA Units	4,400	33,685
Sao Martinho SA	5,900	119,685
SLC Agricola SA	4,200	32,492
Smiles SA	4,300	76,101

Security	Shares	Value

Tecnisa SA	16,500	$46,973
Tegma Gestao Logistica SA	2,700	23,771
TPI – Triunfo Participacoes e Investimentos SA	12,800	35,296
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	5,200	88,311
Vanguarda Agro SAa	39,310	43,218

		2,219,089
CHILE — 1.15%
Besalco SA	32,595	22,307
Compania SudAmericana de Vapores SAa	612,458	25,776
E.CL SA	34,912	50,359
Inversiones Aguas Metropolitanas SA	37,310	59,793
Parque Arauco SA	53,937	100,277
SalfaCorp SA	30,432	23,267
Sociedad Matriz SAAM SA	786,147	64,750
Sonda SA	66,935	155,114

		501,643
CHINA — 19.01%
361 Degrees International Ltd.	129,000	37,950
Ajisen (China) Holdings Ltd.[b]	42,000	34,683
Anhui Expressway Co. Ltd. Class H	112,000	67,199
Anton Oilfield Services Group[b]	106,000	45,545
Anxin-China Holdings Ltd.	224,000	26,301
Asia Cement China Holdings Corp.	119,000	81,993
Asian Citrus Holdings Ltd.	84,000	17,884
Beijing Capital Land Ltd. Class H	126,000	45,522
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.[b]	28,000	36,923
Boshiwa International Holding Ltd.[a,c]	32,000	3,423
Bosideng International Holdings Ltd.[b]	336,000	53,325
BYD Electronic International Co. Ltd.	88,000	81,753
C C Land Holdings Ltd.	159,000	33,441
Carnival Group International Holdings Ltd.[a,b]	682,000	96,798
China Datang Corp. Renewable Power Co. Ltd. Class H	210,000	32,245
China Dongxiang Group Co.	320,000	68,954
China High Speed Transmission Equipment Group Co. Ltd.[a]	96,000	83,364

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

China Huiyuan Juice Group Ltd.[a]	63,000	$27,232
China Lilang Ltd.	106,000	71,532
China LotSynergy Holdings Ltd.[b]	640,000	56,154
China Lumena New Materials Corp.[b,c]	210,000	30,483
China Medical System Holdings Ltd.	108,000	156,074
China Merchants Land Ltd.	112,000	17,775
China Metal Recycling Holdings Ltd.[a,b,c]	12,000	—
China Modern Dairy Holdings Ltd.[a,b]	187,000	91,689
China Oil and Gas Group Ltd.	420,000	73,702
China Overseas Grand Oceans Group Ltd.[b]	77,000	48,484
China Power International Development Ltd.	239,000	108,859
China Power New Energy Development Co. Ltd.[a]	560,000	39,741
China Precious Metal Resources Holdings Co. Ltd.[a,b]	408,000	50,012
China Rare Earth Holdings Ltd.[a]	448,000	63,586
China Resources and Transportation Group Ltd.[a,b]	1,500,000	63,870
China Rongsheng Heavy Industries Group Holdings Ltd.[a,b]	320,000	56,154
China Shanshui Cement Group Ltd.[b]	126,000	46,335
China Shineway Pharmaceutical Group Ltd.[b]	36,000	62,430
China Singyes Solar Technologies Holdings Ltd.[b]	54,000	89,603
China South City Holdings Ltd.	280,000	139,817
China Suntien Green Energy Corp. Ltd. Class H	154,000	46,497
China Travel International Investment Hong Kong Ltd.	446,000	140,991
China Vanadium Titano-Magnetite Mining Co. Ltd.[b]	195,000	21,890
China Water Affairs Group Ltd.	150,000	53,999
China Yongda Automobiles Services Holdings Ltd.[b]	51,000	44,616
China Yurun Food Group Ltd.[a,b]	112,000	54,626
China ZhengTong Auto Services Holdings Ltd.	112,000	59,829
Chinasoft International Ltd.[a,b]	168,000	61,129
Chongqing Machinery & Electric Co. Ltd. Class H	280,000	41,909

Security	Shares	Value

CIMC Enric Holdings Ltd.	56,000	$61,996
CITIC Dameng Holdings Ltd.[a]	392,000	31,359
CITIC Resources Holdings Ltd.[a,b]	336,000	54,193
Comba Telecom Systems Holdings Ltd.[a,b]	173,000	75,226
Coolpad Group Ltd.	224,000	48,556
Cosco International Holdings Ltd.	196,000	95,596
Dah Chong Hong Holdings Ltd.	105,000	65,166
Dazhong Transportation Group Co. Ltd. Class B	75,200	48,955
Digital China Holdings Ltd.	82,000	79,459
Dongyue Group Ltd.	166,000	69,397
EverChina International Holdings Co. Ltd.[a]	510,000	25,006
Fantasia Holdings Group Co. Ltd.[b]	238,500	28,619
FDG Electric Vehicles Ltd.[a,b]	640,000	45,418
First Tractor Co. Ltd. Class H	92,000	63,152
Fufeng Group Ltd.	88,400	35,017
Goldin Properties Holdings Ltd.[a,b]	126,000	67,307
Greatview Aseptic Packaging Co. Ltd.	118,000	91,353
Hangzhou Steam Turbine Co. Ltd. Class B	39,080	46,441
Harbin Electric Co. Ltd. Class H	108,000	64,241
HC International Inc.[a,b]	50,000	96,127
Hengdeli Holdings Ltd.	169,600	30,637
Hi Sun Technology (China) Ltd.[a,b]	144,000	34,374
Hisense Kelon Electrical Holdings Co. Ltd. Class Ha	45,000	56,438
Hopewell Highway Infrastructure Ltd.	64,000	32,041
Hopson Development Holdings Ltd.[a]	48,000	48,371
Hua Han Bio-Pharmaceutical Holdings Ltd. Class H	232,000	73,640
Huabao International Holdings Ltd.	185,000	134,391
Hunan Nonferrous Metal Corp. Ltd. Class Ha	212,000	75,498
Jiangsu Future Land Co. Ltd. Class B	74,700	37,873
Ju Teng International Holdings Ltd.	98,000	56,776
Kaisa Group Holdings Ltd.[b]	154,000	56,631
Kingdee International Software Group Co. Ltd.[a]	198,000	63,870
KWG Property Holdings Ltd.[b]	124,500	90,441
Labixiaoxin Snacks Group Ltd.[a,b]	158,000	27,726

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Lao Feng Xiang Co. Ltd. Class B	21,900	$60,970
Li Ning Co. Ltd.[a,b]	77,000	42,920
Lijun International Pharmaceutical (Holding) Co. Ltd.	192,000	97,856
Lonking Holdings Ltd.[b]	168,000	29,481
Luthai Textile Co. Ltd. Class B	55,800	76,895
MIE Holdings Corp.	112,000	18,787
Mingfa Group International Co. Ltd.[a]	282,000	76,048
Minth Group Ltd.[b]	72,000	153,287
MMG Ltd.	128,000	46,575
NetDragon Websoft Inc.	21,000	40,590
New World Department Store China Ltd.	51,000	21,847
North Mining Shares Co. Ltd.[a,b]	1,280,000	57,805
NVC Lighting Holdings Ltd.	108,000	24,665
Peak Sport Products Co. Ltd.	186,000	56,159
Phoenix Satellite Television Holdings Ltd.	156,000	52,938
Ports Design Ltd.[b]	42,000	17,450
Renhe Commercial Holdings Co. Ltd.[a]	812,000	37,194
REXLot Holdings Ltd.[b]	700,000	80,386
Semiconductor Manufacturing International Corp.[a,b]	1,893,000	178,305
Shenguan Holdings Group Ltd.	144,000	52,396
Shenzhen Expressway Co. Ltd. Class H	144,000	91,043
Shenzhen International Holdings Ltd.	79,500	106,477
Shenzhen Investment Ltd.	204,000	65,016
Shougang Concord International Enterprises Co. Ltd.[a]	1,460,000	67,818
Shougang Fushan Resources Group Ltd.[b]	128,000	35,179
Shunfeng Photovoltaic International Ltd.[a,b]	96,000	121,391
Sino Oil And Gas Holdings Ltd.[a]	1,330,000	41,186
Sinopec Kantons Holdings Ltd.[b]	84,000	70,342
Sinotrans Ltd. Class H	196,000	132,013
Sinotrans Shipping Ltd.[a,b]	231,000	72,428
Skyworth Digital Holdings Ltd.	140,000	75,147
Sparkle Roll Group Ltd.[a,b]	432,000	23,132
Springland International Holdings	119,000	46,831
Sunac China Holdings Ltd.	126,000	97,709
Sunny Optical Technology Group Co Ltd.[b]	56,000	76,303

Security	Shares	Value

Superb Summit International Group Ltd.[a,b]	450,000	$92,901
TCL Communication Technology Holdings Ltd.	56,000	69,439
Tech Pro Technology Development Ltd.[a,b]	188,000	106,006
Texhong Textile Group Ltd.[b]	21,000	15,255
Tianjin Development Holdings Ltd.	84,000	70,450
Tianjin Port Development Holdings Ltd.	306,000	50,933
Tianneng Power International Ltd.	84,000	30,781
Tibet 5100 Water Resources Holdings Ltd.[b]	126,000	41,457
Tong Ren Tang Technologies Co. Ltd. Class H	56,000	78,615
Towngas China Co. Ltd.	96,000	102,315
Travelsky Technology Ltd. Class H	112,000	110,119
V1 Group Ltd.[a,b]	392,000	37,935
Vinda International Holdings Ltd.	32,000	49,217
West China Cement Ltd.	496,000	53,119
Wison Engineering Services Co. Ltd.[a,c]	112,000	22,891
Xingda International Holdings Ltd.	72,000	26,849
Xinjiang Xinxin Mining Industry Co. Ltd. Class Ha	266,000	61,779
XTEP International Holdings Ltd.	104,000	48,711
Yanchang Petroleum International Ltd.[a,b]	570,000	30,154
Yip’s Chemical Holdings Ltd.	42,000	30,294
Yuexiu Real Estate Investment Trust	168,000	86,708
Yuexiu Transport Infrastructure Ltd.	102,000	62,120

		8,300,229
COLOMBIA — 0.15%
Bolsa de Valores de Colombia	5,125,689	66,795

		66,795
CZECH REPUBLIC — 0.11%
Pegas Nonwovens SA	918	27,449
Philip Morris CR AS	42	20,754

		48,203
EGYPT — 0.62%
Orascom Telecom Media And Technology Holding SAE SP GDR[a,b]	379,722	269,603

		269,603

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

GREECE — 0.78%
Ellaktor SAa	12,590	$57,711
Frigoglass SAa	3,621	15,262
Hellenic Exchanges – Athens Stock Exchange SA Holding	6,730	62,940
Intralot SAa	9,520	22,195
Marfin Investment Group Holdings SAa	54,404	28,593
Metka SA	2,902	43,691
Motor Oil (Hellas) Corinth Refineries SA	3,556	38,362
Mytilineos Holdings SAa	8,895	72,408

		341,162
INDIA — 6.54%
Amtek Auto Ltd.	19,296	74,729
Andhra Bank	42,882	50,776
Ashok Leyland Ltd.[a]	199,824	120,033
Bajaj Finance Ltd.	2,119	86,304
Bharat Forge Ltd.	12,795	166,938
Biocon Ltd.	9,207	70,410
CESC Ltd.	11,994	137,472
Cox & Kings Ltd.	22,366	109,655
EID Parry India Ltd.[a]	19,334	66,592
Gujarat Fluorochemicals Ltd.	7,756	66,433
Gujarat Gas Co. Ltd.	6,386	46,969
Gujarat Mineral Development Corp. Ltd.	20,594	49,364
Gujarat State Petronet Ltd.	47,500	66,929
GVK Power & Infrastructure Ltd.[a]	218,148	49,073
Havells India Ltd.	17,000	79,621
Hexaware Technologies Ltd.	26,508	69,852
Housing Development & Infrastructure Ltd.[a]	30,968	46,136
IIFL Holdings Ltd.	31,083	71,381
Indiabulls Housing Finance Ltd.	14,574	90,667
Indian Hotels Co. Ltd.[a]	52,728	83,897
Indraprastha Gas Ltd.	14,042	87,358
Jammu & Kashmir Bank Ltd. (The)	3,864	94,779
Jindal Saw Ltd.	31,094	39,713
Just Dial Ltd.[a]	2,296	62,334
Manappuram Finance Ltd.	58,164	24,874
MAX India Ltd.	22,092	118,506
MindTree Ltd.	8,524	158,266
PTC India Ltd.	50,208	72,151
Redington India Ltd.	35,392	61,242

Security	Shares	Value

SE Investments Ltd.	13,709	$75,198
Syndicate Bank	29,834	58,680
Tata Global Beverages Ltd.	30,940	76,738
Thermax Ltd.	8,521	120,611
Torrent Pharmaceuticals Ltd.	8,540	117,200
Voltas Ltd.	21,622	87,176

		2,858,057
INDONESIA — 3.56%
PT ACE Hardware Indonesia Tbk	714,000	57,071
PT Agung Podomoro Land Tbk	844,500	27,290
PT Alam Sutera Realty Tbk	916,500	39,959
PT Arwana Citramulia Tbk	778,300	67,534
PT Bank Bukopin Tbk	1,082,200	68,461
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	308,000	22,907
PT Bank Tabungan Negara (Persero) Tbk	724,423	69,052
PT Bumi Resources Tbk[a]	1,113,000	18,554
PT Ciputra Development Tbk	916,300	95,175
PT Gajah Tunggal Tbk	161,000	24,362
PT Garuda Indonesia (Persero) Tbk[a]	644,409	23,854
PT Hanson International Tbk[a]	1,015,000	57,702
PT Japfa Comfeed Indonesia Tbk	429,000	47,310
PT Kawasan Industri Jababeka Tbk	1,971,275	47,691
PT Medco Energi Internasional Tbk	164,900	51,454
PT Mitra Adiperkasa Tbk	77,000	39,660
PT MNC Investama Tbk	1,967,000	63,395
PT MNC Sky Vision Tbk	112,985	15,744
PT Multipolar Tbk	766,152	51,743
PT Pakuwon Jati Tbk	2,088,000	77,647
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	224,000	35,809
PT Ramayana Lestari Sentosa Tbk	369,000	31,387
PT Sampoerna Agro Tbk	154,000	27,779
PT Sentul City Tbk[a]	2,065,000	21,007
PT Sigmagold Inti Perkasa Tbk[a]	892,500	33,724
PT Sugih Energy Tbk[a]	1,511,300	54,005
PT Summarecon Agung Tbk	1,060,800	121,519
PT Surya Semesta Internusa Tbk	432,450	29,945
PT Timah (Persero) Tbk	721,096	88,153
PT Trada Maritime Tbk[a]	483,000	76,182
PT Wijaya Karya (Persero) Tbk	272,000	66,736

		1,552,811

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

MALAYSIA — 4.74%
Bursa Malaysia Bhd	32,300	$82,595
Carlsberg Brewery Malaysia Bhd	22,500	89,229
DRB-Hicom Bhd	125,000	87,643
Eastern & Oriental Bhd	100,000	90,102
Hibiscus Petroleum Bhd[a]	56,000	27,360
IGB Corp. Bhd	129,900	118,278
IJM Land Bhd	78,200	81,872
KNM Group Bhd[a]	201,600	61,081
KPJ Healthcare Bhd	100,150	121,693
Magnum Bhd	84,800	82,594
Mah Sing Group Bhd	82,620	64,219
Malaysian Airline System Bhd[a]	625,600	49,619
Malaysian Pacific Industries Bhd	70,000	126,586
Malaysian Resources Corp. Bhd	154,000	83,058
Media Prima Bhd	95,200	68,863
OSK Holdings Bhd	108,387	78,058
POS Malaysia Bhd	71,800	110,479
QL Resources Bhd	98,700	103,961
Sarawak Oil Palms Bhd	29,400	56,897
Scomi Group Bhd[a]	451,800	58,052
Sunway Real Estate Investment Trust Bhd	191,700	88,795
TIME dotCom Bhd[a]	58,400	90,416
Top Glove Corp. Bhd	57,700	87,685
Wah Seong Corp. Bhd	109,946	66,275
WCT Holdings Bhd	139,890	94,532

		2,069,942
MEXICO — 2.65%
Alsea SAB de CVa,b	42,659	147,172
Axtel SAB de CV CPO[a,b]	105,000	32,844
Banregio Grupo Financiero SAB de CV	16,800	94,847
Bolsa Mexicana de Valores SAB de CV	37,300	79,817
Concentradora Fibra Hotelera Mexicana SAB de CV	43,300	75,536
Consorcio ARA SAB de CVa	107,800	49,219
Corporacion Geo SAB de CV Series Ba,c	38,700	—
Corporacion Inmobiliaria Vesta SAB de CV	40,200	87,407
Empresas ICA SAB de CVa,b	47,700	88,428
Grupo Aeromexico SAB de CVa,b	46,500	75,144

Security	Shares	Value

Grupo Aeroportuario del Centro Norte SAB de CVb	20,700	$88,512
Grupo Herdez SAB de CV	17,900	50,132
Industrias CH SAB de CV Series Ba	9,600	53,046
Macquarie Mexico Real Estate Management SA de CV	47,600	95,415
TF Administradora Industrial S de RL SAB de CV	37,700	86,325
TV Azteca SAB de CV CPO	96,600	51,863
Urbi Desarrollos Urbanos SAB de CVa,b,c	124,600	—

		1,155,707
PHILIPPINES — 1.18%
Belle Corp.	615,933	67,103
Cebu Air Inc.	24,080	34,463
Cosco Capital Inc.	178,500	33,776
EEI Corp.	239,772	61,263
Filinvest Land Inc.	1,572,000	55,885
First Gen Corp.	139,400	77,054
First Philippine Holdings Corp.	24,370	44,156
Manila Water Co. Inc.	93,500	64,335
Melco Crown Philippines Resorts Corp.[a]	124,100	32,847
Philippine National Bank[a]	21,303	42,655

		513,537
POLAND — 1.19%
Asseco Poland SA	6,510	86,125
Budimex SA	1,428	54,488
Globe Trade Centre SAa	21,742	40,120
Lubelski Wegiel Bogdanka SA	3,126	113,900
Netia SA	37,106	63,829
Rovese SAa	39,452	15,053
TVN SAa	21,567	94,569
Warsaw Stock Exchange SA	4,521	53,251

		521,335
QATAR — 0.92%
Al Khalij Commercial Bank	7,264	43,290
Qatar Insurance Co. SAQ	5,542	152,202
Qatar National Cement Co.	1,222	47,991
Qatari Investors Group QSC	2,839	46,002
Salam International Investment Co.	9,826	53,189
United Development Co. PSC	7,497	60,018

		402,692

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

RUSSIA — 0.63%
Aeroflot – Russian Airlines OJSC	44,056	$55,824
LSR Group OJSC SP GDR[d]	25,743	92,675
M Video OJSC	5,280	27,089
Pharmstandard GDR[a,d]	3,822	44,756
TMK OAO SP GDR[d]	5,508	53,896

		274,240
SOUTH AFRICA — 7.26%
Acucap Properties Ltd.	14,130	62,430
Adcock Ingram Holdings Ltd.[a]	14,580	70,738
Aeci Ltd.	9,453	109,325
African Oxygen Ltd.	7,920	13,404
ArcelorMittal South Africa Ltd.[a]	18,217	67,418
Astral Foods Ltd.	7,104	95,518
Aveng Ltd.[a]	22,848	49,067
AVI Ltd.	24,248	139,008
Capital Property Fund[a]	110,667	124,346
City Lodge Hotels Ltd.	4,600	53,632
Clicks Group Ltd.	17,268	112,274
Clover Industries Ltd.	23,106	39,888
DataTec Ltd.	20,474	103,473
Emira Property Fund	32,457	46,082
Famous Brands Ltd.	5,043	46,872
Fountainhead Property Trust	25,261	18,574
Grindrod Ltd.	29,634	68,990
Group Five Ltd.	15,912	60,968
Hyprop Investments Ltd.	16,254	131,968
Illovo Sugar Ltd.	15,810	43,110
JSE Ltd.	10,063	95,876
Lewis Group Ltd.	4,653	26,250
Mondi Ltd.	10,066	171,594
Murray & Roberts Holdings Ltd.[a]	36,657	90,958
Omnia Holdings Ltd.	5,020	106,792
Pick n Pay Holdings Ltd.	27,573	62,818
Pinnacle Holdings Ltd.	23,019	29,219
Resilient Property Income Fund Ltd.	23,866	157,754
Reunert Ltd.	11,152	69,206
Royal Bafokeng Platinum Ltd.[a]	7,820	53,676
SA Corporate Real Estate Fund Nominees Pty Ltd.	141,096	56,251
Sibanye Gold Ltd.	65,433	154,240
Sun International Ltd.	9,989	109,889
Super Group Ltd.[a]	24,300	71,401
Telkom SA SOC Ltd.[a]	20,791	111,722
Tongaat Hulett Ltd.	8,751	140,389

Security	Shares	Value

Trencor Ltd.	11,136	$76,436
Vukile Property Fund Ltd.	48,907	76,841
Wilson Bayly Holmes-Ovcon Ltd.	3,846	50,041

		3,168,438
SOUTH KOREA — 16.81%
Able C&C Co. Ltd.	1,078	30,194
Ahnlab Inc.	644	23,881
Asiana Airlines Inc.[a]	15,120	71,950
Binggrae Co. Ltd.	561	50,293
Chabiotech Co. Ltd.[a]	5,024	63,423
Chadiostech Co. Ltd.[a]	21,113	60,073
Chong Kun Dang Pharmaceutical Corp.	954	66,049
CJ CGV Co. Ltd.	1,800	91,602
CJ E&M Corp.[a]	1,880	87,793
CJ O Shopping Co. Ltd.	266	94,416
Com2uS Corp.[a]	688	85,292
Cosmax Inc.[a]	910	95,133
CrucialTec Co. Ltd.[a]	3,201	26,834
D.I Corp.[a]	2,944	25,173
Daesang Corp.	2,337	127,458
Daishin Securities Co. Ltd.	5,760	68,737
Daum Communications Corp.	1,050	170,970
Dong-A Socio Holdings Co. Ltd.	490	58,474
Dong-A ST Co. Ltd.	463	45,891
Dongsuh Companies Inc.	4,116	81,796
Dongyang Mechatronics Corp.	6,510	58,169
Doosan Engine Co. Ltd.[a]	8,680	66,687
Duksan Hi-Metal Co. Ltd.[a]	3,373	53,226
Fila Korea Ltd.	1,294	128,896
Foosung Co. Ltd.[a]	15,181	47,087
GemVax & Kael Co. Ltd.[a]	2,588	62,534
Grand Korea Leisure Co. Ltd.	3,050	135,963
Green Cross Corp.	574	67,366
GS Home Shopping Inc.	340	94,896
Hana Tour Service Inc.	1,136	79,658
Handsome Co. Ltd.	1,590	48,612
Hanjin Heavy Industries & Construction Co. Ltd.[a]	6,972	42,701
Hanjin Shipping Co. Ltd.[a]	11,450	70,126
Hankook Tire Worldwide Co. Ltd.	3,030	65,295
Hanmi Pharm Co. Ltd.[a]	590	54,057
Hansol Paper Co.	5,180	59,517
Hanssem Co. Ltd.	1,088	127,154

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Hanwha Investment & Securities Co. Ltd.[a]	11,370	$50,966
Huchems Fine Chemical Corp.	3,360	78,039
Hwa Shin Co. Ltd.	3,060	34,102
Hyundai Corp.	2,240	83,065
Hyundai Greenfood Co. Ltd.	4,200	82,637
Hyundai Home Shopping Network Corp.	490	78,771
Hyundai Securities Co. Ltd.[a]	9,719	74,957
Ilyang Pharmaceutical Co. Ltd.	2,304	53,513
Interflex Co. Ltd.[a]	2,441	33,704
INTOPS Co. Ltd.	1,830	30,682
Jusung Engineering Co. Ltd.[a]	7,483	29,004
KEPCO Plant Service & Engineering Co. Ltd.	1,872	144,376
KIWOOM Securities Co. Ltd.	1,047	54,005
Kolao Holdings	2,522	47,383
Kolon Industries Inc.	1,668	98,868
Komipharm International Co. Ltd.[a]	6,443	59,540
Korea Petrochemical Industrial Co. Ltd.	812	57,740
Korean Reinsurance Co.	8,434	98,152
KT Skylife Co. Ltd.	2,489	55,355
Kumho Tire Co. Inc.[a]	6,740	68,799
LF Corp.	2,490	74,900
LG Hausys Ltd.	778	158,830
LG International Corp.	3,072	84,530
LG Life Sciences Ltd.[a]	1,260	41,940
LIG Insurance Co. Ltd.	3,570	106,507
Lock & Lock Co. Ltd.	1,775	21,095
Lotte Chilsung Beverage Co. Ltd.	56	113,883
Lotte Food Co. Ltd.	70	53,642
Lumens Co. Ltd.[a]	5,378	43,811
Mando Corp.	952	128,630
Medipost Co. Ltd.[a]	880	49,296
Medy-Tox Inc.	500	99,610
MegaStudy Co. Ltd.	713	46,059
Meritz Finance Group Inc.	9,600	73,850
Meritz Fire & Marine Insurance Co. Ltd.	5,790	78,232
Namhae Chemical Corp.	8,250	75,995
Namyang Dairy Products Co. Ltd.	57	46,547
Nexen Tire Corp.	3,094	43,788
NHN Entertainment Corp.[a]	848	60,551
NongShim Co. Ltd.	246	61,139

Security	Shares	Value

OCI Materials Co. Ltd.	1,260	$56,417
Partron Co. Ltd.	3,864	36,127
Poongsan Corp.	2,380	73,939
POSCO Chemtech Co. Ltd.	448	70,119
POSCO ICT Co. Ltd.	6,389	45,998
S&T Dynamics Co. Ltd.	6,110	58,994
S.M. Entertainment Co.[a]	1,783	73,152
Samsung Fine Chemicals Co. Ltd.	1,413	55,742
Samyang Holdings Corp.	384	31,661
SeAH Besteel Corp.	1,343	47,418
Seegene Inc.[a]	1,098	62,266
Seoul Semiconductor Co. Ltd.	2,976	85,704
SFA Engineering Corp.	912	39,576
SK Broadband Co. Ltd.[a]	12,796	45,810
SK Chemicals Co. Ltd.	1,626	108,566
SK Securities Co. Ltd.[a]	101,600	103,709
SKC Co. Ltd.	1,961	66,240
Soulbrain Co. Ltd.	843	24,319
Sung Kwang Bend Co. Ltd.	2,007	34,738
Sungwoo Hitech Co. Ltd.	3,247	54,600
Suprema Inc.[a]	2,358	57,906
Taekwang Industrial Co. Ltd.	55	70,625
Taewoong Co. Ltd.[a]	2,279	50,347
Taihan Electric Wire Co. Ltd.[a]	9,521	20,236
TK Corp.[a]	3,199	47,956
TONGYANG Life Insurance Co.	2,760	31,031
TONGYANG Securities Inc.[a]	10,440	31,044
ViroMed Co. Ltd.[a]	1,599	95,093
Wonik IPS Co. Ltd.[a]	8,271	106,044
Woongjin Thinkbig Co. Ltd.[a]	5,880	39,724
YESCO Co. Ltd.	1,030	40,328
Youngone Corp.	1,960	109,410

		7,338,708
TAIWAN — 19.83%
Ability Enterprise Co. Ltd.	54,000	34,777
ALI Corp.	39,000	37,186
Altek Corp.[a]	51,133	44,135
Ambassador Hotel Ltd. (The)	27,000	25,428
AmTRAN Technology Co. Ltd.	78,312	50,565
Asia Optical Co. Inc.[a]	30,000	46,169
Asia Polymer Corp.	78,400	56,393
BES Engineering Corp.	248,000	66,044
Career Technology (MFG.) Co. Ltd.	50,000	77,031
Cathay Real Estate Development Co. Ltd.	84,000	47,353

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Cheng Loong Corp.	132,000	$54,760
Cheng Uei Precision Industry Co. Ltd.	32,000	61,879
China Bills Finance Corp.	153,000	57,585
China Man-Made Fibers Corp.[a]	93,000	29,465
China Petrochemical Development Corp.[a]	144,000	51,307
China Steel Chemical Corp.	18,000	113,213
China Synthetic Rubber Corp.	51,000	52,637
Chipbond Technology Corp.	39,000	68,239
Chong Hong Construction Co.	12,040	32,788
Chroma ATE Inc.	33,000	97,155
Chung Hung Steel Corp.[a]	247,000	68,587
Compeq Manufacturing Co. Ltd.	114,000	69,604
Coretronic Corp.	60,000	99,664
CSBC Corp. Taiwan	69,420	40,992
Cyberlink Corp.	21,125	66,010
CyberTAN Technology Inc.	42,000	39,554
D-Link Corp.	126,000	90,631
Dynapack International Technology Corp.	16,000	47,319
Elan Microelectronics Corp.	36,000	61,786
Eternal Materials Co. Ltd.	69,440	75,038
Everlight Electronics Co. Ltd.	43,000	95,522
Faraday Technology Corp.	42,000	50,163
Feng Hsin Iron & Steel Co. Ltd.	32,000	46,035
Feng Tay Enterprise Co. Ltd.	32,240	92,328
Firich Enterprises Co. Ltd.	16,719	96,766
FLEXium Interconnect Inc.	16,610	47,067
Formosan Rubber Group Inc.	84,000	94,144
G Tech Optoelectronics Corp.[a]	35,000	36,416
Gallop No. 1 REIT	170,000	110,848
Gemtek Technology Corp.	36,000	33,964
Genesis Photonics Inc.[a]	62,899	41,455
Genius Electronic Optical Co. Ltd.[a]	6,357	17,418
Gigabyte Technology Co. Ltd.	63,000	84,097
Gigastorage Corp.[a]	56,400	53,776
Gintech Energy Corp.[a]	56,000	53,489
Global Unichip Corp.	20,000	55,871
Gloria Material Technology Corp.	86,818	72,613
Goldsun Development & Construction Co. Ltd.[a]	210,000	74,472
Grand Pacific Petrochemical Corp.	98,000	49,671
Great Wall Enterprise Co. Ltd.	73,128	74,375
Greatek Electronics Inc.	81,000	111,106

Security	Shares	Value

Green Energy Technology Inc.[a]	36,125	$28,825
HannStar Display Corp.	187,320	65,802
HannsTouch Solution Inc.[a]	145,000	40,458
Hey Song Corp.	22,500	25,029
Ho Tung Chemical Corp.	151,951	57,190
Holy Stone Enterprise Co. Ltd.	64,500	96,889
Huaku Development Co. Ltd.	22,080	53,186
Huang Hsiang Construction Co.	12,000	16,480
Hung Sheng Construction Ltd.	68,000	47,888
Infortrend Technology Inc.	84,000	48,336
ITEQ Corp.	51,600	46,955
Jih Sun Financial Holdings Co. Ltd.	95,197	26,657
Kenda Rubber Industrial Co. Ltd.	52,198	111,065
Kerry TJ Logistics Co. Ltd.	42,000	56,978
King Yuan Electronics Co. Ltd.	112,000	102,481
King’s Town Bank	73,000	82,304
Kingdom Construction Co.	39,000	36,860
Kinpo Electronics Inc.[a]	168,000	81,216
Lealea Enterprise Co. Ltd.	165,590	52,186
Lien Hwa Industrial Corp.	70,000	49,062
Macronix International Co. Ltd.[a]	240,000	62,227
Makalot Industrial Co. Ltd.	15,231	75,160
Masterlink Securities Corp.	210,496	72,887
Medigen Biotechnology Corp.[a]	10,397	48,349
Mercuries & Associates Ltd.	29,548	19,820
Micro-Star International Co. Ltd.	93,000	127,721
Microbio Co. Ltd.[a]	65,727	64,978
MIN AIK Technology Co. Ltd.	14,000	76,814
Mitac Holdings Corp.	69,000	59,673
Motech Industries Inc.	28,000	37,938
Nan Kang Rubber Tire Co. Ltd.	32,000	36,774
Neo Solar Power Corp.	83,854	81,075
Newmax Technology Co. Ltd.	15,939	22,076
Pan-International Industrial Corp.	48,722	35,290
PChome Online Inc.	8,774	88,061
Pixart Imaging Inc.	21,635	50,811
President Securities Corp.	127,510	72,307
Primax Electronics Ltd.	45,000	66,091
Prince Housing & Development Corp.	135,917	58,658
Qisda Corp.[a]	153,000	77,804
Radium Life Tech Co. Ltd.	71,968	46,108
Ritek Corp.[a]	266,000	36,487
Sanyang Industry Co. Ltd.	76,820	71,833
Senao International Co. Ltd.	9,000	16,259

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Shihlin Electric & Engineering Corp.	56,000	$77,001
Shining Building Business Co. Ltd.[a]	98,280	71,350
Shinkong Synthetic Fibers Corp.	126,135	46,419
Shinkong Textile Co. Ltd.	27,000	37,306
Silitech Technology Corp.	32,425	28,910
Sino-American Silicon Products Inc.[a]	42,000	68,149
Sinyi Realty Co.	40,879	54,021
Soft-World International Corp.	21,140	69,947
Solar Applied Materials Technology Corp.	56,799	52,732
Solartech Energy Corp.[a]	83,744	63,318
Ta Chen Stainless Pipe Co. Ltd.	203,600	149,172
Ta Chong Bank Ltd.[a]	104,552	33,929
Taichung Commercial Bank Co. Ltd.	95,694	33,456
Taiflex Scientific Co. Ltd.	31,000	55,901
Taiwan Hon Chuan Enterprise Co. Ltd.	27,000	53,656
Taiwan Life Insurance Co. Ltd.[a]	48,599	34,469
Taiwan Paiho Ltd.	56,050	71,819
Taiwan Secom Co. Ltd.	30,450	86,489
Taiwan Surface Mounting Technology Co. Ltd.	41,746	66,270
Taiwan TEA Corp.	91,000	58,149
Taiwan-Sogo Shinkong Security Corp.	64,640	89,746
Ton Yi Industrial Corp.	84,000	64,355
Tong Hsing Electronic Industries Ltd.	16,000	77,081
Tong Yang Industry Co. Ltd.	47,133	59,921
Tripod Technology Corp.	32,000	64,984
Tsann Kuen Enterprise Co. Ltd.	15,000	18,769
TTY Biopharm Co. Ltd.	25,450	58,324
TXC Corp.	47,000	68,793
Union Bank of Taiwan[a]	119,546	42,994
Unity Opto Technology Co. Ltd.[a]	51,679	60,167
UPC Technology Corp.	115,661	45,660
USI Corp.	64,950	35,093
Visual Photonics Epitaxy Co. Ltd.	69,900	72,612
Wah Lee Industrial Corp.	42,000	80,514
Waterland Financial Holdings Co. Ltd.	172,826	52,789
Weikeng Industrial Co. Ltd.	126,000	98,640
Win Semiconductors Corp.	36,000	36,734
Winbond Electronics Corp.[a]	252,000	85,572
Wintek Corp.[a]	155,000	52,634

Security	Shares	Value

WT Microelectronics Co. Ltd.	58,063	$91,493
Yageo Corp.	170,100	142,269
YFY Inc.	202,000	92,247
Yieh Phui Enterprise Co. Ltd.	205,034	66,880
YungShin Global Holding Corp.	35,000	66,978
Yungtay Engineering Co. Ltd.	40,000	99,162
Zinwell Corp.	39,000	36,403

		8,659,215
THAILAND — 4.24%
Amata Corp. PCL NVDR	93,600	48,939
Bangkok Expressway PCL NVDR	30,700	37,486
Bangkok Land PCL NVDR	1,458,400	100,453
Central Plaza Hotel PCL NVDR	75,500	93,370
Delta Electronics (Thailand) PCL NVDR	56,000	113,964
Energy Absolute PCL NVDR	155,200	120,020
Esso (Thailand) PCL NVDR[a]	212,300	39,216
G J Steel PCL NVDR[a]	10,545,900	19,811
Hana Microelectronics PCL NVDR	81,200	98,513
Hemaraj Land and Development PCL NVDR	596,400	80,292
Jasmine International PCL NVDR	460,800	92,333
Khon Kaen Sugar Industry PCL NVDR	135,500	58,544
Kiatnakin Bank PCL NVDR[b]	50,432	66,316
Pruksa Real Estate PCL NVDR	91,700	99,050
Siam Global House PCL NVDR	110,900	51,388
Sino-Thai Engineering & Construction PCL NVDR	86,128	68,762
Sri Trang Agro-Industry PCL NVDR[b]	146,500	64,673
Supalai PCL NVDR	110,300	89,787
Thai Airways International PCL NVDR[a,b]	66,300	31,552
Thai Tap Water Supply PCL NVDR	224,000	87,664
Thai Vegetable Oil PCL NVDR	101,200	71,290
Thaicom PCL NVDR	66,800	82,611
Thanachart Capital PCL NVDR	77,000	84,377
TISCO Financial Group PCL NVDR	50,740	69,899
VGI Global Media PCL NVDR[b]	196,100	81,657

		1,851,967
TURKEY — 1.71%
Akcansa Cimento Sanayi ve TAS	6,512	40,588
Aksa Akrilik Kimya Sanayii AS	6,000	19,769
Asya Katilim Bankasi ASa	86,928	49,950
Bizim Toptan Satis Magazalari ASb	6,742	58,111

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2014

Security	Shares	Value

Cimsa Cimento Sanayi ve TAS	7,535	$53,598
Dogan Sirketler Grubu Holding ASa	70,000	25,302
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da	103,152	108,508
Kombassan Holdings ASa	15,008	19,891
Koza Anadolu Metal Madencilik Isletmeleri ASa	25,802	27,022
Net Holding ASa,b	45,555	56,153
Nortel Networks Netas Telekomunikasyon ASa	7,112	20,796
Sekerbank TAS[a]	33,750	30,810
Tekfen Holding ASa	16,352	41,146
Trakya Cam Sanayii AS	38,096	46,783
Turkiye Sinai Kalkinma Bankasi AS	101,187	89,092
Yazicilar Holding AS	6,356	57,435

		744,954
UNITED ARAB EMIRATES — 0.62%
Air Arabia PJSC	193,264	72,611
Ajman Bank PJSC[a]	55,344	39,929
Al Waha Capital PJSC	86,683	70,091
Dana Gas PJSC[a]	283,248	53,981
Eshraq Properties Co. PJSC[a]	97,728	36,185

		272,797

TOTAL COMMON STOCKS
(Cost: $40,711,154)		43,131,124

PREFERRED STOCKS — 0.82%

BRAZIL — 0.71%
Banco ABC Brasil SA	6,438	43,159
Banco Daycoval SA	6,000	24,294
Banco Industrial e Comercial SA	6,300	21,398
Banco Pan SA	17,711	27,783
Companhia de Ferro Ligas da Bahia – Ferbasa	7,500	34,356
GOL Linhas Aereas Inteligentes SA	8,100	50,210
Marcopolo SA	28,800	55,990
Randon SA Implementos e Participacoes	10,125	32,852
Saraiva Livreiros Editores SA	2,800	21,361

		311,403
COLOMBIA — 0.11%
Avianca Holdings SA	23,977	48,743

		48,743

TOTAL PREFERRED STOCKS
(Cost: $441,168)		360,146

Security	Shares	Value

RIGHTS — 0.01%

BRAZIL — 0.00%
Banco Pan SAa	1,738	$8

		8
INDONESIA — 0.00%
PT Bumi Resources Tbk[a]	1,725,150	148

		148
SOUTH KOREA — 0.01%
Meritz Financial Group Inc.[a]	2,236	4,168

		4,168

TOTAL RIGHTS
(Cost: $0)		4,324

SHORT-TERM INVESTMENTS — 6.29%

MONEY MARKET FUNDS — 6.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	2,582,348	2,582,348
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,f,g]	162,566	162,566

		2,744,914

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,744,914)		2,744,914

TOTAL INVESTMENTS IN SECURITIES — 105.90%
(Cost: $43,897,236)		46,240,508
Other Assets, Less Liabilities — (5.90)%		(2,574,623)

NET ASSETS — 100.00%		$43,665,885

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 91.14%

BRAZIL — 5.07%
B2W Companhia Global do Varejo[a]	1,000	$16,938
Banco Bradesco SA	3,000	53,657
Banco do Brasil SA	10,000	156,376
Banco Santander (Brasil) SA Units	11,000	76,003
BM&F Bovespa SA	21,000	126,701
Centrais Eletricas Brasileiras SA	3,000	10,927
Companhia de Saneamento Basico do Estado de Sao Paulo	4,000	38,238
Companhia de Saneamento de Minas Gerais SA	1,000	17,877
Companhia Siderurgica Nacional SA	6,000	26,332
CPFL Energia SA	2,000	20,192
Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,000	25,367
Duratex SA	4,000	18,002
EDP Energias do Brasil SA	3,000	15,151
Fibria Celulose SAa	1,000	10,404
Petroleo Brasileiro SA	35,000	346,316
Porto Seguro SA	1,000	14,829
Souza Cruz SA	2,000	18,735
Sul America SA Units	2,000	13,828
TIM Participacoes SA	10,000	56,088
Tractebel Energia SA	2,000	33,528
Vale SA	14,000	182,199

		1,277,688
CHILE — 1.47%
AES Gener SA	25,036	12,799
Aguas Andinas SA Series A	33,240	20,846
Banco de Chile	237,634	28,999
Banco de Credito e Inversiones	370	20,166
Banco Santander (Chile) SA	808,230	47,887
CAP SA	720	8,554
Colbun SA	90,590	23,709
Compania Cervecerias Unidas SA	1,700	18,259
CorpBanca SA	1,841,860	22,632
Empresa Nacional de Electricidad SA	40,590	62,013
Empresa Nacional de Telecomunicaciones SA	1,450	16,634
Empresas CMPC SA	14,423	35,902
Enersis SA	152,530	51,345

		369,745
CHINA — 19.01%
Agile Property Holdings Ltd.	20,000	15,690

Security	Shares	Value

Agricultural Bank of China Ltd. Class H	262,000	$121,025
Air China Ltd. Class H	20,000	12,387
Aluminum Corp. of China Ltd. Class Ha,b	40,000	16,980
Anta Sports Products Ltd.	10,000	19,200
Bank of China Ltd. Class H	940,000	436,637
Bank of Communications Co. Ltd. Class H	110,000	80,334
BBMG Corp. Class H	15,000	11,187
Belle International Holdings Ltd.	20,000	25,574
China Agri-Industries Holdings Ltd.[b]	30,800	12,598
China BlueChemical Ltd. Class H	20,000	9,858
China CITIC Bank Corp. Ltd. Class H	100,000	63,095
China Coal Energy Co. Class Hb	50,000	30,451
China Communications Construction Co. Ltd. Class H	50,000	36,451
China Communications Services Corp. Ltd. Class H	40,000	19,303
China Construction Bank Corp. Class H	850,000	631,730
China COSCO Holdings Co. Ltd. Class Ha,b	25,000	10,774
China Everbright Bank Co. Ltd.	30,000	14,013
China Everbright Ltd.[b]	20,000	37,935
China International Marine Containers (Group) Co. Ltd. Class H	4,000	8,609
China Merchants Bank Co. Ltd. Class H	55,000	105,172
China Minsheng Banking Corp. Ltd. Class H	47,400	44,525
China Mobile Ltd.	70,000	870,693
China National Building Material Co. Ltd. Class H	40,000	36,748
China Petroleum & Chemical Corp. Class H	300,000	304,252
China Railway Construction Corp. Ltd. Class H	25,000	23,935
China Railway Group Ltd. Class H	50,000	25,870
China Resources Cement Holdings Ltd.[b]	20,000	13,755
China Shenhua Energy Co. Ltd. Class H	40,000	115,353
China Telecom Corp. Ltd. Class H	160,000	98,888

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2014

Security	Shares	Value

Chongqing Rural Commercial Bank Co. Ltd. Class H	30,000	$14,903
CITIC Pacific Ltd.[b]	20,000	38,915
CITIC Securities Co. Ltd. Class H	10,000	23,741
COSCO Pacific Ltd.	20,000	28,025
Country Garden Holdings Co. Ltd.[b]	40,000	17,754
Datang International Power Generation Co. Ltd. Class H	40,000	22,193
Evergrande Real Estate Group Ltd.[b]	50,000	20,903
Far East Horizon Ltd.	20,000	16,129
Fosun International Ltd.	15,000	18,425
Franshion Properties (China) Ltd.	40,000	10,838
GOME Electrical Appliances Holdings Ltd.	80,000	14,245
Guangdong Investment Ltd.	20,000	24,180
Guangzhou R&F Properties Co. Ltd. Class H	12,000	14,462
Haitong Securities Co. Ltd. Class H	12,000	19,169
Industrial and Commercial Bank of China Ltd. Class H	870,000	576,995
Inner Mongolia Yitai Coal Co. Ltd. Class B	100	169
Jiangsu Expressway Co. Ltd. Class H	20,000	22,787
Jiangxi Copper Co. Ltd. Class H	20,000	35,354
Kingboard Chemical Holdings Co. Ltd.	10,000	20,774
New World China Land Ltd.	40,000	24,516
Nine Dragons Paper (Holdings) Ltd.[b]	20,000	15,613
PetroChina Co. Ltd. Class H	240,000	340,639
Poly Property Group Co. Ltd.[b]	30,000	13,045
Shanghai Electric Group Co. Ltd. Class H	40,000	17,548
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	6,000	12,309
Shimao Property Holdings Ltd.	5,000	11,006
Shui On Land Ltd.	45,833	12,005
Sino-Ocean Land Holdings Ltd.[b]	35,000	19,780
Sinopec Shanghai Petrochemical Co. Ltd. Class H	40,000	13,367
SOHO China Ltd.	25,000	20,451
Yanzhou Coal Mining Co. Ltd. Class H	20,000	16,929
Yuexiu Property Co. Ltd.[b]	80,000	17,135
Zhejiang Expressway Co. Ltd. Class H	20,000	19,896
Zijin Mining Group Co. Ltd. Class H	80,000	20,851

Security	Shares	Value

Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	18,000	$11,218
ZTE Corp. Class H	4,000	9,011

		4,788,302
COLOMBIA — 0.78%
Almacenes Exito SA	1,040	17,705
Ecopetrol SA	38,430	66,606
Grupo Argos SA	2,190	27,146
Grupo de Inversiones Suramericana SA	2,790	64,134
Interconexion Electrica SA ESP	4,180	21,135

		196,726
CZECH REPUBLIC — 0.22%
CEZ AS	1,890	54,944

		54,944
EGYPT — 0.15%
Global Telecom Holding SAE GDR[a]	10,183	36,537

		36,537
GREECE — 0.53%
Alpha Bank AEa	30,456	26,718
Hellenic Telecommunications Organization SAa	1,002	14,360
OPAP SA	2,635	41,962
Piraeus Bank SAa	16,075	31,761
Public Power Corp. SAa	1,310	19,067

		133,868
HUNGARY — 0.18%
MOL Hungarian Oil and Gas PLC	510	25,129
OTP Bank PLC	1,210	20,917

		46,046
INDIA — 6.77%
ACC Ltd.	280	6,887
Aditya Birla Nuvo Ltd.	520	12,458
Ambuja Cements Ltd.	8,530	29,000
Bajaj Auto Ltd.	980	36,479
Bharat Heavy Electricals Ltd.	7,000	27,790
Bharat Petroleum Corp. Ltd.	1,960	22,426
Cairn India Ltd.	5,460	29,356
Cipla Ltd.	2,020	17,117
Coal India Ltd.	5,750	33,744
DLF Ltd.	5,570	16,275
GAIL (India) Ltd.	3,870	28,279
Hero Motocorp Ltd.	500	21,463
Hindalco Industries Ltd.	12,510	35,068

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2014

Security	Shares	Value

Housing Development Finance Corp. Ltd.	5,910	$104,652
ICICI Bank Ltd.	2,470	63,370
Infosys Ltd.	5,360	317,890
Jindal Steel & Power Ltd.	2,920	11,212
JSW Steel Ltd.	1,020	20,904
LIC Housing Finance Ltd.	2,881	14,369
Mahindra & Mahindra Ltd.	3,950	91,602
NTPC Ltd.	19,510	44,177
Oil & Natural Gas Corp. Ltd.	8,940	64,089
Oil India Ltd.	1,550	15,720
Piramal Enterprises Ltd.	850	9,654
Power Finance Corp. Ltd.	2,900	11,953
Power Grid Corp. of India Ltd.	9,960	21,207
Reliance Capital Ltd.	1,210	10,545
Reliance Communications Ltd.	8,720	16,670
Reliance Industries Ltd.	15,190	250,004
Reliance Infrastructure Ltd.	1,190	13,714
Reliance Power Ltd.[a]	5,490	6,745
Rural Electrification Corp. Ltd.	3,710	16,407
Sesa Sterlite Ltd.	13,954	63,734
Shriram Transport Finance Co. Ltd.	1,730	25,778
State Bank of India	1,740	70,561
Tata Power Co. Ltd.	13,051	18,626
Tata Steel Ltd.	3,430	29,006
Wipro Ltd.	7,310	68,095
Yes Bank Ltd.	720	6,788

		1,703,814
INDONESIA — 2.53%
PT Adaro Energy Tbk	168,000	18,886
PT Astra Agro Lestari Tbk	5,000	10,900
PT Astra International Tbk	154,000	99,726
PT Bank Danamon Indonesia Tbk	39,000	12,503
PT Bank Mandiri (Persero) Tbk	110,000	97,564
PT Bank Negara Indonesia (Persero) Tbk	87,000	39,791
PT Bank Rakyat Indonesia (Persero) Tbk	65,000	61,402
PT Bukit Asam (Persero) Tbk	10,000	11,413
PT Indo Tambangraya Megah Tbk	5,000	12,043
PT Indofood Sukses Makmur Tbk	51,000	29,974
PT Perusahaan Gas Negara (Persero) Tbk	126,000	62,475
PT Telekomunikasi Indonesia (Persero) Tbk	585,000	133,278

Security	Shares	Value

PT United Tractors Tbk	20,000	$37,871
PT XL Axiata Tbk	20,000	10,173

		637,999
MALAYSIA — 3.86%
AirAsia Bhd	15,000	11,469
Alliance Financial Group Bhd	14,000	21,586
AMMB Holdings Bhd	18,000	38,147
Axiata Group Bhd	16,000	35,178
Berjaya Sports Toto Bhd	4,221	5,035
British American Tobacco (Malaysia) Bhd	1,000	22,843
CIMB Group Holdings Bhd	57,700	135,097
Genting Bhd	12,000	36,472
Genting Malaysia Bhd	34,000	48,649
Hong Leong Bank Bhd	7,000	31,980
Hong Leong Financial Group Bhd	1,000	5,406
IOI Properties Group Bhd[a]	15,600	12,175
Lafarge Malaysia Bhd	6,000	19,416
Malayan Banking Bhd	51,000	163,420
Maxis Bhd	21,000	43,639
MISC Bhd	13,000	28,376
MMC Corp. Bhd	5,000	3,918
Petronas Chemicals Group Bhd	32,000	63,959
PPB Group Bhd	6,000	28,135
RHB Capital Bhd	7,000	20,365
Sime Darby Bhd	35,000	105,044
Telekom Malaysia Bhd	12,000	24,213
UEM Sunrise Bhd	9,000	5,482
UMW Holdings Bhd	7,000	27,449
YTL Corp. Bhd	52,000	26,726
YTL Power International Bhd[a]	18,440	8,717

		972,896
MEXICO — 5.32%
America Movil SAB de CV Series L	199,000	243,357
Arca Continental SAB de CV	5,000	36,756
Cemex SAB de CV CPO[a]	90,001	119,561
Coca-Cola FEMSA SAB de CV Series L	5,000	54,510
Controladora Comercial Mexicana SAB de CV BC Units	5,000	19,257
Fibra Uno Administracion SAB de CV	27,000	96,948
Fomento Economico Mexicano SAB de CV BD Units	23,000	223,272
Grupo Aeroportuario del Pacifico SAB de CV Series B	4,000	27,768

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2014

Security	Shares	Value

Grupo Aeroportuario del Sureste SAB de CV Series B	2,000	$25,637
Grupo Carso SAB de CV Series A1	4,000	24,443
Grupo Comercial Chedraui SAB de CVb	4,000	13,898
Grupo Financiero Banorte SAB de CV Series O	10,000	70,399
Grupo Financiero Inbursa SAB de CV Series O	10,000	30,385
Grupo Financiero Santander Mexico SAB de CV Series Bb	21,000	62,893
Grupo Lala SAB de CV	4,000	10,383
Grupo Mexico SAB de CV Series B	45,000	163,474
Industrias Penoles SAB de CV	1,650	41,870
Kimberly-Clark de Mexico SAB de CV Series A	18,000	48,030
OHL Mexico SAB de CVa	9,000	26,431

		1,339,272
PERU — 0.40%
Compania de Minas Buenaventura SA SP ADR	1,544	22,480
Credicorp Ltd.	510	79,086

		101,566
PHILIPPINES — 1.27%
Aboitiz Equity Ventures Inc.	22,120	27,777
Aboitiz Power Corp.	17,000	14,622
Ayala Corp.	1,600	25,706
BDO Unibank Inc.	11,000	22,833
Energy Development Corp.	109,000	18,175
Globe Telecom Inc.	450	18,578
JG Summit Holdings Inc.	27,940	32,970
Megaworld Corp.	120,000	12,027
Metro Pacific Investments Corp.	123,600	14,600
Metropolitan Bank & Trust Co.	3,340	6,584
Philippine Long Distance Telephone Co.	1,200	94,954
SM Investments Corp.	713	12,625
SM Prime Holdings Inc.	49,000	18,184

		319,635
POLAND — 1.60%
Bank Handlowy w Warszawie SA	400	14,324
ENEA SA	2,592	12,160
Getin Noble Bank SAa	12,400	10,083
Grupa Lotos SAa	952	8,974
Jastrzebska Spolka Weglowa SAa	690	7,225

Security	Shares	Value

KGHM Polska Miedz SA	1,650	$68,016
Orange Polska SA	5,240	17,601
Polska Grupa Energetyczna SA	8,490	57,913
Polski Koncern Naftowy Orlen SA	3,790	46,739
Polskie Gornictwo Naftowe i Gazownictwo SA	21,880	33,395
Powszechny Zaklad Ubezpieczen SA	670	98,278
Synthos SA	6,610	9,510
Tauron Polska Energia SA	12,050	18,806

		403,024
QATAR — 0.53%
Barwa Real Estate Co.	740	7,946
Commercial Bank of Qatar QSC (The)	440	8,229
Doha Bank QSC	410	6,869
Industries Qatar QSC	920	48,890
Ooredoo QSC	940	29,507
Qatar Electricity & Water Co. QSC	190	8,923
Qatar Islamic Bank SAQ	720	23,531

		133,895
RUSSIA — 4.23%
Gazprom OAO	138,440	493,307
LUKOIL OAO	5,970	332,334
MMC Norilsk Nickel OJSC	640	125,941
Rosneft Oil Co. OJSC	8,900	54,904
Surgutneftegas OJSC	30,000	21,029
Uralkali OJSC	10,200	37,671

		1,065,186
SOUTH AFRICA — 7.23%
African Bank Investments Ltd.[b,c]	17,203	16
African Rainbow Minerals Ltd.	1,100	18,788
Barclays Africa Group Ltd.	4,030	63,121
Barloworld Ltd.	2,740	26,113
Exxaro Resources Ltd.	1,680	23,834
FirstRand Ltd.	36,100	146,805
Foschini Group Ltd. (The)	2,310	25,004
Gold Fields Ltd.	9,490	44,981
Growthpoint Properties Ltd.	24,690	58,502
Harmony Gold Mining Co. Ltd.[a]	4,740	14,364
Impala Platinum Holdings Ltd.	6,030	54,571
Imperial Holdings Ltd.	2,190	39,165
Investec Ltd.	2,790	25,236
Kumba Iron Ore Ltd.	750	22,460
Liberty Holdings Ltd.	1,380	16,944
Mediclinic International Ltd.	4,240	36,869
MMI Holdings Ltd.	12,150	31,405

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2014

Security	Shares	Value

MTN Group Ltd.	9,940	$225,280
Nedbank Group Ltd.	2,450	52,684
PPC Ltd.	6,250	19,457
Redefine Properties Ltd.	38,940	35,003
RMB Holdings Ltd.	8,000	42,108
Sappi Ltd.[a]	2,260	9,350
Sasol Ltd.	6,540	380,197
Standard Bank Group Ltd.	14,140	183,474
Steinhoff International Holdings Ltd.	24,320	120,075
Tiger Brands Ltd.	1,870	53,979
Vodacom Group Ltd.	4,300	51,893

		1,821,678
SOUTH KOREA — 13.49%
BS Financial Group Inc.	2,185	36,203
CJ Corp.	80	14,123
Coway Co. Ltd.	200	16,786
Daelim Industrial Co. Ltd.	326	28,100
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	800	19,606
DGB Financial Group Inc.	1,030	17,980
Dongbu Insurance Co. Ltd.	510	30,783
Doosan Heavy Industries & Construction Co. Ltd.	706	20,088
GS Engineering & Construction Corp.[a]	394	14,319
GS Holdings Corp.	700	29,720
Hana Financial Group Inc.	3,343	140,288
Hanwha Chemical Corp.	900	14,557
Hanwha Corp.	600	17,900
Hanwha Life Insurance Co. Ltd.	3,100	21,279
Hite Jinro Co. Ltd.	300	6,835
Hyosung Corp.	110	8,505
Hyundai Department Store Co. Ltd.	180	28,137
Hyundai Development Co. Engineering & Construction	380	15,441
Hyundai Engineering & Construction Co. Ltd.	920	57,979
Hyundai Heavy Industries Co. Ltd.	490	69,589
Hyundai Marine & Fire Insurance Co. Ltd.	560	17,204
Hyundai Merchant Marine Co. Ltd.[a]	527	6,393
Hyundai Mipo Dockyard Co. Ltd.	60	7,633
Hyundai Mobis Co. Ltd.	810	234,864
Hyundai Motor Co.	1,800	413,630
Hyundai Steel Co.	830	61,967
Industrial Bank of Korea	2,524	43,811

Security	Shares	Value

Kangwon Land Inc.	1,500	$53,331
KB Financial Group Inc.	3,750	153,669
KCC Corp.	60	40,416
Kia Motors Corp.	3,100	187,110
Korea Investment Holdings Co. Ltd.	500	25,100
Korea Zinc Co. Ltd.	103	42,716
KT Corp.	820	28,305
KT&G Corp.	1,260	117,929
LG Chem Ltd.	550	146,186
LG Corp.	1,150	80,413
Lotte Confectionery Co. Ltd.	10	21,401
Lotte Shopping Co. Ltd.	130	42,566
LS Corp.	230	15,878
LS Industrial Systems Co. Ltd.	150	9,261
Mirae Asset Securities Co. Ltd.	300	14,335
OCI Co. Ltd.[a]	70	10,045
POSCO	760	250,348
S-Oil Corp.	630	29,109
Samsung Card Co. Ltd.	400	19,232
Samsung Electro-Mechanics Co. Ltd.	240	12,995
Samsung Fire & Marine Insurance Co. Ltd.	390	106,736
Samsung Heavy Industries Co. Ltd.	1,850	49,719
Samsung SDI Co. Ltd.	300	44,825
Shinhan Financial Group Co. Ltd.	4,950	256,300
Shinsegae Co. Ltd.	80	18,383
SK Holdings Co. Ltd.	310	49,070
SK Innovation Co. Ltd.	720	66,820
SK Networks Co. Ltd.[a]	600	5,817
SK Telecom Co. Ltd.	110	29,617
Woori Finance Holdings Co. Ltd.[a]	3,942	53,457
Woori Investment & Securities Co. Ltd.	1,700	19,868
Yuhan Corp.	16	2,730

		3,397,407
TAIWAN — 12.07%
Acer Inc.[a]	24,000	19,873
Advanced Semiconductor Engineering Inc.	70,000	87,235
Asia Cement Corp.	20,706	28,402
Asia Pacific Telecom Co. Ltd.	20,000	12,914
ASUSTeK Computer Inc.	10,000	104,716
AU Optronics Corp.	110,000	54,649
Catcher Technology Co. Ltd.	10,000	101,370
Chang Hwa Commercial Bank Ltd.	31,671	19,708

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2014

Security	Shares	Value

Chicony Electronics Co. Ltd.	10,095	$33,098
China Development Financial Holding Corp.	160,000	54,064
China Life Insurance Co. Ltd.	33,000	30,637
China Motor Co. Ltd.	10,000	9,568
China Steel Corp.	51,856	44,760
Chunghwa Telecom Co. Ltd.	50,000	155,401
Clevo Co.	10,000	18,902
Compal Electronics Inc.	50,000	44,496
CTBC Financial Holding Co. Ltd.	150,529	109,533
CTCI Corp.	10,000	17,899
E.Sun Financial Holding Co. Ltd.	76,241	50,121
Far Eastern Department Stores Ltd.	10,200	10,271
Far Eastern New Century Corp.	31,208	33,463
Far EasTone Telecommunications Co. Ltd.	20,000	42,622
First Financial Holding Co. Ltd.	89,355	55,304
Formosa Chemicals & Fibre Corp.	20,720	51,574
Formosa Taffeta Co. Ltd.	10,000	10,622
Foxconn Technology Co. Ltd.	10,500	26,346
Fubon Financial Holding Co. Ltd.	70,000	114,284
Hon Hai Precision Industry Co. Ltd.	145,776	497,454
Hua Nan Financial Holdings Co. Ltd.	74,263	46,088
Innolux Corp.	87,774	44,635
Inotera Memories Inc.[a]	30,000	49,079
Inventec Corp.	30,000	23,586
Lite-On Technology Corp.	20,189	33,468
Mega Financial Holding Co. Ltd.	116,130	100,238
Novatek Microelectronics Corp. Ltd.	10,000	51,354
Pegatron Corp.	20,000	42,422
Pou Chen Corp.	20,000	23,118
Powertech Technology Inc.	10,000	18,969
Quanta Computer Inc.	30,000	84,709
Realtek Semiconductor Corp.	10,060	36,685
Ruentex Development Co. Ltd.	10,586	19,018
Ruentex Industries Ltd.	10,000	24,255
Shin Kong Financial Holding Co. Ltd.	90,259	29,442
Siliconware Precision Industries Co. Ltd.	40,000	58,346
SinoPac Financial Holdings Co. Ltd.	44,264	20,214
Synnex Technology International Corp.	20,000	30,511
Taishin Financial Holdings Co. Ltd.	99,023	50,355
Taiwan Cement Corp.	40,000	63,565
Taiwan Cooperative Financial Holding Co. Ltd.	73,660	41,154

Security	Shares	Value

Taiwan Glass Industry Corp.	10,000	$8,631
Taiwan Mobile Co. Ltd.	20,000	63,766
Teco Electric and Machinery Co. Ltd.	20,000	25,158
U-Ming Marine Transport Corp.	10,000	16,460
Unimicron Technology Corp.	10,000	8,448
United Microelectronics Corp.	140,000	63,933
Walsin Lihwa Corp.[a]	50,000	17,899
Wistron Corp.	31,518	36,906
WPG Holdings Co. Ltd.	10,000	13,031
Yuanta Financial Holding Co. Ltd.	102,500	55,210

		3,039,939
THAILAND — 2.21%
Bangkok Bank PCL Foreign	6,000	38,510
Bangkok Bank PCL NVDR	7,000	44,928
Banpu PCL NVDR	12,300	12,419
BTS Group Holdings PCL NVDR	65,000	19,638
Kasikornbank PCL Foreign	6,000	42,455
Kasikornbank PCL NVDR	7,000	49,311
Krung Thai Bank PCL NVDR	46,000	33,845
PTT Exploration & Production PCL NVDR	17,000	87,555
PTT Global Chemical PCL NVDR	18,000	34,940
PTT PCL NVDR	10,000	100,501
Siam Commercial Bank PCL NVDR	9,000	52,693
Thai Oil PCL NVDR	10,000	16,202
True Corp. PCL NVDR[a]	62,492	22,500

		555,497
TURKEY — 1.66%
Akbank TAS	7,860	30,013
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	22,280	28,083
Enka Insaat ve Sanayi AS	5,433	13,621
Ford Otomotiv Sanayi ASa	700	9,245
Haci Omer Sabanci Holding AS	7,360	34,106
KOC Holding AS	7,630	39,070
Koza Altin Isletmeleri AS	530	5,710
Tofas Turk Otomobil Fabrikasi AS	1,420	8,752
Turk Hava Yollari AOa	3,162	10,037
Turk Telekomunikasyon AS	5,620	16,303
Turkcell Iletisim Hizmetleri ASa	6,600	38,690
Turkiye Halk Bankasi AS	6,950	51,047
Turkiye Is Bankasi AS Class C	18,100	46,803
Turkiye Petrol Rafinerileri AS	1,520	35,782
Turkiye Sise ve Cam Fabrikalari AS	5,268	7,128

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2014

Security	Shares	Value

Turkiye Vakiflar Bankasi TAO Class D	9,520	$21,970
Yapi ve Kredi Bankasi AS	9,970	22,223

		418,583
UNITED ARAB EMIRATES — 0.56%
Abu Dhabi Commercial Bank PJSC	8,530	18,602
DP World Ltd.	970	18,216
Dubai Islamic Bank PJSC	5,940	12,630
Emaar Properties PJSC	13,640	38,064
First Gulf Bank PJSC	5,090	25,290
National Bank of Abu Dhabi PJSC	7,340	27,977

		140,779

TOTAL COMMON STOCKS
(Cost: $21,699,455)		22,955,026

PREFERRED STOCKS — 8.52%

BRAZIL — 6.58%
AES Tiete SA	1,000	8,992
Banco Bradesco SA	16,000	292,034
Banco do Estado do Rio Grande do Sul SA Class B	2,000	13,810
Bradespar SA	3,000	27,418
Braskem SA Class A	2,000	13,631
Centrais Eletricas Brasileiras SA Class B	3,000	16,558
Companhia Energetica de Minas Gerais	8,395	71,886
Companhia Energetica de Sao Paulo Class B	2,000	28,326
Companhia Paranaense de Energia Class B	1,000	17,725
Gerdau SA	10,000	57,920
Itausa – Investimentos Itau SA	38,096	185,581
Metalurgica Gerdau SA	3,000	21,264
Oi SA	40,000	25,921
Petroleo Brasileiro SA	49,000	511,341
Suzano Papel e Celulose SA Class A	4,000	15,928
Telefonica Brasil SA	3,000	64,155
Usinas Siderurgicas de Minas Gerais SA Class A	5,000	18,055
Vale SA Class A	23,000	266,948

		1,657,493
COLOMBIA — 0.25%
Banco Davivienda SA	1,150	19,122
Grupo Argos SA	1,390	16,954

Security	Shares	Value

Grupo de Inversiones Suramericana SA	1,150	$26,136

		62,212
RUSSIA — 0.24%
Surgutneftegas OJSC	82,000	60,349

		60,349
SOUTH KOREA — 1.45%
Hyundai Motor Co. Ltd.	290	42,901
Hyundai Motor Co. Ltd. Series 2	440	68,130
LG Chem Ltd.	80	13,926
Samsung Electronics Co. Ltd.	240	241,432

		366,389

TOTAL PREFERRED STOCKS
(Cost: $2,032,207)		2,146,443

SHORT-TERM INVESTMENTS — 1.20%

MONEY MARKET FUNDS — 1.20%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	282,936	282,936
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	17,812	17,812

		300,748

TOTAL SHORT-TERM INVESTMENTS
(Cost: $300,748)		300,748

TOTAL INVESTMENTS IN SECURITIES — 100.86%
(Cost: $24,032,410)		25,402,217
Other Assets, Less Liabilities — (0.86)%		(216,316)

NET ASSETS — 100.00%		$25,185,901

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

SP ADR — Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2014

	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Consumer Discretionary ETF

ASSETS
Investments, at cost:
Unaffiliated	$383,348,348	$74,113,745	$5,178,978
Affiliated (Note 2)	11,245,811	1,882,791	150,084

Total cost of investments	$394,594,159	$75,996,536	$5,329,062

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$410,192,679	$80,445,299	$6,127,211
Affiliated (Note 2)	11,245,811	1,882,791	150,084

Total fair value of investments	421,438,490	82,328,090	6,277,295
Foreign currency, at value[b]	579,517	134,004	8,285
Cash	17,368	—	—
Receivables:
Investment securities sold	—	276,862	59,355
Dividends and interest	293,660	147,641	3,802

Total Assets	422,329,035	82,886,597	6,348,737

LIABILITIES
Payables:
Investment securities purchased	—	339,892	55,101
Collateral for securities on loan (Note 1)	10,946,555	1,797,272	141,113
Due to custodian	—	—	3,130
Foreign taxes (Note 1)	—	10,587	41
Investment advisory fees (Note 2)	217,981	32,610	3,400

Total Liabilities	11,164,536	2,180,361	202,785

NET ASSETS	$411,164,499	$80,706,236	$6,145,952

Net assets consist of:
Paid-in capital	$571,666,633	$84,370,118	$6,088,418
Undistributed net investment income	2,756,022	433,762	11,762
Accumulated net realized loss	(190,106,412)	(10,429,625)	(902,431)
Net unrealized appreciation	26,848,256	6,331,981	948,203

NET ASSETS	$411,164,499	$80,706,236	$6,145,952

Shares outstanding[c]	10,000,000	1,300,000	100,000

Net asset value per share	$41.12	$62.08	$61.46

[a]	Securities on loan with values of $10,299,207, $1,693,860 and $129,957, respectively. See Note 1.
[b]	Cost of foreign currency: $575,514, $133,986 and $8,319, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to consolidated financial statements.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

	iShares MSCI Emerging Markets Energy Capped ETF	iShares MSCI Emerging Markets Growth ETF	iShares MSCI Emerging Markets Minimum Volatility ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,342,017	$5,184,499	$1,903,326,204
Affiliated (Note 2)	17,785	101,316	44,547,230

Total cost of investments	$2,359,802	$5,285,815	$1,947,873,434

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,975,772	$5,896,991	$2,069,411,791
Affiliated (Note 2)	17,785	101,316	44,547,230

Total fair value of investments	1,993,557	5,998,307	2,113,959,021
Foreign currency, at value[b]	1,865	14,419	10,107,131
Cash	—	342	—
Receivables:
Investment securities sold	46,847	—	35,387,142
Due from custodian (Note 4)	—	—	4,686,450
Dividends and interest	549	5,263	6,008,424
Capital shares sold	—	—	4,511,297

Total Assets	2,042,818	6,018,331	2,174,659,465

LIABILITIES
Payables:
Investment securities purchased	46,932	—	45,071,147
Collateral for securities on loan (Note 1)	16,027	98,081	44,547,230
Line of credit (Note 7)	—	—	2,000,258
Due to custodian	—	—	2,102,561
Foreign taxes (Note 1)	—	104	146,345
Investment advisory fees (Note 2)	1,079	2,433	428,614

Total Liabilities	64,038	100,618	94,296,155

NET ASSETS	$1,978,780	$5,917,713	$2,080,363,310

Net assets consist of:
Paid-in capital	$3,421,694	$5,931,623	$2,038,702,260
Undistributed net investment income	20,121	27,387	14,508,908
Accumulated net realized loss	(1,096,750)	(753,717)	(138,943,596)
Net unrealized appreciation (depreciation)	(366,285)	712,420	166,095,738

NET ASSETS	$1,978,780	$5,917,713	$2,080,363,310

Shares outstanding[c]	50,000	100,000	33,300,000

Net asset value per share	$39.58	$59.18	$62.47

[a]	Securities on loan with values of $15,043, $91,878 and $41,364,601, respectively. See Note 1.
[b]	Cost of foreign currency: $1,861, $14,507 and $10,105,547, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	71

Consolidated Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

	iShares MSCI Emerging Markets Small-Cap ETF	iShares MSCI Emerging Markets Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$41,152,322	$23,731,662
Affiliated (Note 2)	2,744,914	300,748

Total cost of investments	$43,897,236	$24,032,410

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$43,495,594	$25,101,469
Affiliated (Note 2)	2,744,914	300,748

Total fair value of investments	46,240,508	25,402,217
Foreign currency, at value[b]	67,553	28,762
Cash	102,908	31,686
Receivables:
Investment securities sold	492,613	119,607
Dividends and interest	114,724	54,739

Total Assets	47,018,306	25,637,011

LIABILITIES
Payables:
Investment securities purchased	575,992	136,865
Collateral for securities on loan (Note 1)	2,744,914	300,748
Foreign taxes (Note 1)	7,638	3,207
Investment advisory fees (Note 2)	23,877	10,290

Total Liabilities	3,352,421	451,110

NET ASSETS	$43,665,885	$25,185,901

Net assets consist of:
Paid-in capital	$49,236,652	$24,845,732
Undistributed net investment income	262,193	199,118
Accumulated net realized loss	(8,176,392)	(1,228,542)
Net unrealized appreciation	2,343,432	1,369,593

NET ASSETS	$43,665,885	$25,185,901

Shares outstanding[c]	850,000	500,000

Net asset value per share	$51.37	$50.37

[a]	Securities on loan with values of $2,467,641 and $281,971, respectively. See Note 1.
[b]	Cost of foreign currency: $67,406 and $28,980, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to consolidated financial statements.

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Consumer Discretionary ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$13,215,356	$1,186,110	$74,029
Interest — affiliated (Note 2)	62	7	—
Securities lending income — affiliated (Note 2)	209,092	14,757	1,912
Payment from affiliate (Note 2)	—	56,083	—

	13,424,510	1,256,957	75,941
Less: Other foreign taxes (Note 1)	—	(13,348)	(79)

Total investment income	13,424,510	1,243,609	75,862

EXPENSES
Investment advisory fees (Note 2)	2,950,620	296,354	34,904
Mauritius income taxes (Note 1)	29,259	—	—
Commitment fees (Note 7)	2,067	124	6
Interest expense (Note 7)	747	71	—

Total expenses	2,982,693	296,549	34,910
Less investment advisory fees waived (Note 2)	—	(82,805)	—

Net expenses	2,982,693	213,744	34,910

Net investment income	10,441,817	1,029,865	40,952

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,681,878)	(609,610)	(85,134)
In-kind redemptions — unaffiliated	3,406,947	508,260	—
Foreign currency transactions	(179,175)	(34,303)	(2,922)

Net realized loss	(15,454,106)	(135,653)	(88,056)

Net change in unrealized appreciation/depreciation on:
Investments	84,718,499	7,841,847	897,849
Translation of assets and liabilities in foreign currencies	71,119	1,132	86

Net change in unrealized appreciation/depreciation	84,789,618	7,842,979	897,935

Net realized and unrealized gain	69,335,512	7,707,326	809,879

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,777,329	$8,737,191	$850,831

[a]	Net of foreign withholding tax of $1,127,225, $159,300 and $11,752, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	73

Consolidated Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI Emerging Markets Energy Capped ETF	iShares MSCI Emerging Markets Growth ETF	iShares MSCI Emerging Markets Minimum Volatility ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$64,633	$106,777	$62,833,263
Interest — affiliated (Note 2)	—	2	322
Securities lending income — affiliated (Note 2)	403	1,776	473,774

	65,036	108,555	63,307,359
Less: Other foreign taxes (Note 1)	—	(475)	(150,578)

Total investment income	65,036	108,080	63,156,781

EXPENSES
Investment advisory fees (Note 2)	12,636	37,510	15,031,499
Mauritius income taxes (Note 1)	—	—	25,329
Commitment fees (Note 7)	4	10	1,304
Interest expense (Note 7)	—	—	2,799

Total expenses	12,640	37,520	15,060,931
Less investment advisory fees waived (Note 2)	—	(10,481)	(9,452,759)

Net expenses	12,640	27,039	5,608,172

Net investment income	52,396	81,041	57,548,609

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(92,989)	(106,192)	(108,755,712)
In-kind redemptions — unaffiliated	—	—	30,119,837
Foreign currency transactions	(867)	(786)	(1,401,815)

Net realized loss	(93,856)	(106,978)	(80,037,690)

Net change in unrealized appreciation/depreciation on:
Investments	249,873	992,241	311,471,749
Translation of assets and liabilities in foreign currencies	63	278	134,328

Net change in unrealized appreciation/depreciation	249,936	992,519	311,606,077

Net realized and unrealized gain	156,080	885,541	231,568,387

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$208,476	$966,582	$289,116,996

[a]	Net of foreign withholding tax of $7,464, $12,434 and $7,625,142, respectively.

See notes to consolidated financial statements.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI Emerging Markets Small-Cap ETF	iShares MSCI Emerging Markets Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$847,809	$624,368
Interest — unaffiliated	1	—
Interest — affiliated (Note 2)	7	3
Securities lending income — affiliated (Note 2)	42,427	2,220
Payment from affiliate (Note 2)	73,193	—

	963,437	626,591
Less: Other foreign taxes (Note 1)	(9,439)	(3,659)

Total investment income	953,998	622,932

EXPENSES
Investment advisory fees (Note 2)	247,131	123,624
Commitment fees (Note 7)	52	29
Interest expense (Note 7)	71	44

Total expenses	247,254	123,697
Less investment advisory fees waived (Note 2)	—	(34,542)

Net expenses	247,254	89,155

Net investment income	706,744	533,777

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	343,767	(252,624)
Foreign currency transactions	(5,245)	(6,018)

Net realized gain (loss)	338,522	(258,642)

Net change in unrealized appreciation/depreciation on:
Investments	5,680,030	2,859,994
Translation of assets and liabilities in foreign currencies	1,401	903

Net change in unrealized appreciation/depreciation	5,681,431	2,860,897

Net realized and unrealized gain	6,019,953	2,602,255

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,726,697	$3,136,032

[a]	Net of foreign withholding tax of $100,196 and $77,694, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	75

Consolidated Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI BRIC ETF		iShares MSCI Emerging Markets Asia ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,441,817	$14,531,717	$1,029,865	$1,481,906
Net realized loss	(15,454,106)	(28,282,720)	(135,653)	(13,002,316)
Net change in unrealized appreciation/depreciation	84,789,618	18,953,553	7,842,979	187,713

Net increase (decrease) in net assets resulting from operations	79,777,329	5,202,550	8,737,191	(11,332,697)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,905,401)	(13,252,516)	(898,216)	(1,144,738)

Total distributions to shareholders	(7,905,401)	(13,252,516)	(898,216)	(1,144,738)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	38,350,012	21,679,666	59,268,915	208,872,206
Cost of shares redeemed	(173,918,382)	(223,917,437)	(17,742,448)	(185,124,642)

Net increase (decrease) in net assets from capital share transactions	(135,568,370)	(202,237,771)	41,526,467	23,747,564

INCREASE (DECREASE) IN NET ASSETS	(63,696,442)	(210,287,737)	49,365,442	11,270,129

NET ASSETS
Beginning of year	474,860,941	685,148,678	31,340,794	20,070,665

End of year	$411,164,499	$474,860,941	$80,706,236	$31,340,794

Undistributed net investment income included in net assets at end of year	$2,756,022	$275,301	$433,762	$336,245

SHARES ISSUED AND REDEEMED
Shares sold	950,000	550,000	1,000,000	3,650,000
Shares redeemed	(4,750,000)	(5,950,000)	(300,000)	(3,450,000)

Net increase (decrease) in shares outstanding	(3,800,000)	(5,400,000)	700,000	200,000

See notes to consolidated financial statements.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Consumer Discretionary ETF		iShares MSCI Emerging Markets Energy Capped ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$40,952	$19,267	$52,396	$51,980
Net realized loss	(88,056)	(42,811)	(93,856)	(89,021)
Net change in unrealized appreciation/depreciation	897,935	138,120	249,936	(118,848)

Net increase (decrease) in net assets resulting from operations	850,831	114,576	208,476	(155,889)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,115)	(30,681)	(34,812)	(46,822)

Total distributions to shareholders	(29,115)	(30,681)	(34,812)	(46,822)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,816,123	—	—	—

Net increase in net assets from capital share transactions	2,816,123	—	—	—

INCREASE (DECREASE) IN NET ASSETS	3,637,839	83,895	173,664	(202,711)

NET ASSETS
Beginning of year	2,508,113	2,424,218	1,805,116	2,007,827

End of year	$6,145,952	$2,508,113	$1,978,780	$1,805,116

Undistributed net investment income included in net assets at end of year	$11,762	$2,847	$20,121	$3,193

SHARES ISSUED
Shares sold	50,000	—	—	—

Net increase in shares outstanding	50,000	—	—	—

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	77

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Growth ETF		iShares MSCI Emerging Markets Minimum Volatility ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$81,041	$56,453	$57,548,609	$44,316,678
Net realized loss	(106,978)	(488,613)	(80,037,690)	(21,497,246)
Net change in unrealized appreciation/depreciation	992,519	188,328	311,606,077	(153,606,739)

Net increase (decrease) in net assets resulting from operations	966,582	(243,832)	289,116,996	(130,787,307)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(75,147)	(78,638)	(58,169,702)	(29,485,424)

Total distributions to shareholders	(75,147)	(78,638)	(58,169,702)	(29,485,424)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	2,836,973	323,291,843	2,246,859,727
Cost of shares redeemed	—	(7,609,183)	(929,603,299)	(18,086,598)

Net increase (decrease) in net assets from capital share transactions	—	(4,772,210)	(606,311,456)	2,228,773,129

INCREASE (DECREASE) IN NET ASSETS	891,435	(5,094,680)	(375,364,162)	2,068,500,398

NET ASSETS
Beginning of year	5,026,278	10,120,958	2,455,727,472	387,227,074

End of year	$5,917,713	$5,026,278	$2,080,363,310	$2,455,727,472

Undistributed net investment income included in net assets at end of year	$27,387	$20,197	$14,508,908	$15,887,809

SHARES ISSUED AND REDEEMED
Shares sold	—	50,000	5,300,000	37,500,000
Shares redeemed	—	(150,000)	(16,200,000)	(300,000)

Net increase (decrease) in shares outstanding	—	(100,000)	(10,900,000)	37,200,000

See notes to consolidated financial statements.

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Small-Cap ETF		iShares MSCI Emerging Markets Value ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$706,744	$452,278	$533,777	$287,929
Net realized gain (loss)	338,522	192,570	(258,642)	(808,943)
Net change in unrealized appreciation/depreciation	5,681,431	(2,594,104)	2,860,897	(187,045)

Net increase (decrease) in net assets resulting from operations	6,726,697	(1,949,256)	3,136,032	(708,059)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(736,376)	(514,561)	(388,580)	(279,968)

Total distributions to shareholders	(736,376)	(514,561)	(388,580)	(279,968)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,031,811	24,419,011	11,651,839	7,122,017
Cost of shares redeemed	—	—	—	(4,408,081)

Net increase in net assets from capital share transactions	7,031,811	24,419,011	11,651,839	2,713,936

INCREASE IN NET ASSETS	13,022,132	21,955,194	14,399,291	1,725,909

NET ASSETS
Beginning of year	30,643,753	8,688,559	10,786,610	9,060,701

End of year	$43,665,885	$30,643,753	$25,185,901	$10,786,610

Undistributed net investment income included in net assets at end of year	$262,193	$171,259	$199,118	$48,204

SHARES ISSUED AND REDEEMED
Shares sold	150,000	500,000	250,000	150,000
Shares redeemed	—	—	—	(100,000)

Net increase in shares outstanding	150,000	500,000	250,000	50,000

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	79

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI BRIC ETF

	Year ended Aug. 31, 2014 (Consolidated)	Year ended Aug. 31, 2013 (Consolidated)	Year ended Aug. 31, 2012 (Consolidated)	Year ended Aug. 31, 2011 (Consolidated)	Year ended Aug. 31, 2010
Net asset value, beginning of year	$34.41	$35.68	$42.25	$42.94	$37.57

Income from investment operations:
Net investment income[a]	0.89	0.84	0.98	0.89	0.66
Net realized and unrealized gain (loss)[b]	6.53	(1.25)	(6.62)	(0.58)	5.35

Total from investment operations	7.42	(0.41)	(5.64)	0.31	6.01

Less distributions from:
Net investment income	(0.71)	(0.86)	(0.93)	(1.00)	(0.64)

Total distributions	(0.71)	(0.86)	(0.93)	(1.00)	(0.64)

Net asset value, end of year	$41.12	$34.41	$35.68	$42.25	$42.94

Total return	21.73%	(1.17)%	(13.33)%	0.49%	15.95%

Ratios/Supplemental data:
Net assets, end of year (000s)	$411,164	$474,861	$685,149	$866,194	$946,814
Ratio of expenses to average net assets	0.68%	0.67%	0.69%	0.67%	0.69%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	n/a	0.67%	n/a
Ratio of net investment income to average net assets	2.38%	2.18%	2.55%	1.86%	1.52%
Portfolio turnover rate[c]	10%	10%	32%	13%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010 were 6%, 9%, 20%, 10% and 8%, respectively. See Note 4.

See notes to consolidated financial statements.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Asia ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$52.23	$50.18	$54.71

Income from investment operations:
Net investment income[b]	1.36	1.15	0.87
Net realized and unrealized gain (loss)[c]	9.75	1.82	(4.99)

Total from investment operations	11.11	2.97	(4.12)

Less distributions from:
Net investment income	(1.26)	(0.92)	(0.41)

Total distributions	(1.26)	(0.92)	(0.41)

Net asset value, end of period	$62.08	$52.23	$50.18

Total return	21.54%[e]	5.88%	(7.52)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$80,706	$31,341	$20,071
Ratio of expenses to average net assets[f]	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[f]	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets[f]	2.36%	2.09%	3.05%
Portfolio turnover rate[g]	33%	174%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Includes payment from an affiliate. See Note 2. Not including these proceeds, the Fund’s total return would have been 21.46%.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 33%. 21% and 3%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	81

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Consumer Discretionary ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$50.16	$48.48	$51.54

Income from investment operations:
Net investment income[b]	0.44	0.39	0.26
Net realized and unrealized gain (loss)[c]	11.15	1.90	(3.19)

Total from investment operations	11.59	2.29	(2.93)

Less distributions from:
Net investment income	(0.29)	(0.61)	(0.13)

Total distributions	(0.29)	(0.61)	(0.13)

Net asset value, end of period	$61.46	$50.16	$48.48

Total return	23.16%	4.73%	(5.68)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,146	$2,508	$2,424
Ratio of expenses to average net assets[e]	0.67%	0.67%	0.68%
Ratio of net investment income to average net assets[e]	0.79%	0.76%	0.94%
Portfolio turnover rate[f]	10%	10%	54%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 10%, 10%, and 5%, respectively. See Note 4.

See notes to consolidated financial statements.

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Energy Capped ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$36.10	$40.16	$51.12

Income from investment operations:
Net investment income[b]	1.05	1.04	1.05
Net realized and unrealized gain (loss)[c]	3.13	(4.16)	(11.14)

Total from investment operations	4.18	(3.12)	(10.09)

Less distributions from:
Net investment income	(0.70)	(0.94)	(0.84)
Return of capital	—	—	(0.03)

Total distributions	(0.70)	(0.94)	(0.87)

Net asset value, end of period	$39.58	$36.10	$40.16

Total return	11.65%	(7.73)%	(19.71)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,979	$1,805	$2,008
Ratio of expenses to average net assets[e]	0.67%	0.67%	0.68%
Ratio of net investment income to average net assets[e]	2.79%	2.56%	4.23%
Portfolio turnover rate[f]	15%	7%	29%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 15%, 7% and 3%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	83

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Growth ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$50.26	$50.60	$54.24

Income from investment operations:
Net investment income[b]	0.81	0.85	0.66
Net realized and unrealized gain (loss)[c]	8.86	0.13	(3.87)

Total from investment operations	9.67	0.98	(3.21)

Less distributions from:
Net investment income	(0.75)	(1.32)	(0.43)

Total distributions	(0.75)	(1.32)	(0.43)

Net asset value, end of period	$59.18	$50.26	$50.60

Total return	19.36%	1.76%	(5.90)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,918	$5,026	$10,121
Ratio of expenses to average net assets[e]	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets[e]	1.47%	1.59%	2.27%
Portfolio turnover rate[f]	26%	64%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 26%, 28% and 12%, respectively. See Note 4.

See notes to consolidated financial statements.

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Minimum Volatility ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Oct. 18, 2011[a] to Aug. 31, 2012
Net asset value, beginning of period	$55.56	$55.32	$49.30

Income from investment operations:
Net investment income[b]	1.51	1.85	1.93
Net realized and unrealized gain (loss)[c]	6.94	(0.60)	5.41

Total from investment operations	8.45	1.25	7.34

Less distributions from:
Net investment income	(1.54)	(1.01)	(1.32)

Total distributions	(1.54)	(1.01)	(1.32)

Net asset value, end of period	$62.47	$55.56	$55.32

Total return	15.44%	2.22%	15.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,080,363	$2,455,727	$387,227
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.67%	0.67%	0.69%
Ratio of net investment income to average net assets[e]	2.58%	3.13%	4.08%
Portfolio turnover rate[f]	34%	23%	31%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 26%, 23% and 16%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	85

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Small-Cap  ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Aug. 16, 2011[a] to Aug. 31, 2011
Net asset value, beginning of period	$43.78	$43.44	$49.60	$50.54

Income from investment operations:
Net investment income[b]	0.93	1.07	0.50	0.07
Net realized and unrealized gain (loss)[c]	7.67	1.13	(5.52)	(1.01)

Total from investment operations	8.60	2.20	(5.02)	(0.94)

Less distributions from:
Net investment income	(1.01)	(1.86)	(1.14)	—

Total distributions	(1.01)	(1.86)	(1.14)	—

Net asset value, end of period	$51.37	$43.78	$43.44	$49.60

Total return	19.92%[e]	4.85%	(9.98)%	(1.86)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$43,666	$30,644	$8,689	$69,443
Ratio of expenses to average net assets[f]	0.67%	0.67%	0.69%	0.69%
Ratio of net investment income to average net assets[f]	1.93%	2.26%	1.13%	3.33%
Portfolio turnover rate[g]	20%	21%	32%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Includes payment from an affiliate. See Note 2. Not including these proceeds, the Fund’s total return would have been 19.73%.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013, August 31, 2012 and the period ended August 31, 2011 were 20%, 21%, 17% and 2%, respectively. See Note 4.

See notes to consolidated financial statements.

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Value ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$43.15	$45.30	$52.58

Income from investment operations:
Net investment income[b]	1.36	1.34	1.00
Net realized and unrealized gain (loss)[c]	6.83	(2.11)	(7.54)

Total from investment operations	8.19	(0.77)	(6.54)

Less distributions from:
Net investment income	(0.97)	(1.38)	(0.74)

Total distributions	(0.97)	(1.38)	(0.74)

Net asset value, end of period	$50.37	$43.15	$45.30

Total return	19.20%	(1.83)%	(12.41)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,186	$10,787	$9,061
Ratio of expenses to average net assets[e]	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets[e]	2.94%	2.84%	3.73%
Portfolio turnover rate[f]	25%	47%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013 and the period ended August 31, 2012, were 25%, 26% and 12%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	87

Notes to Consolidated Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI BRIC	Diversified
MSCI Emerging Markets Asia	Diversified
MSCI Emerging Markets Consumer Discretionary	Non-diversified
MSCI Emerging Markets Energy Capped	Non-diversified

iShares ETF	Diversification Classification
MSCI Emerging Markets Growth	Non-diversified
MSCI Emerging Markets Minimum Volatility	Non-diversified
MSCI Emerging Markets Small-Cap	Non-diversified
MSCI Emerging Markets Value	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation

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iSHARES®, INC.

Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	89

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective consolidated schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2		Level 3	Total
MSCI BRIC
Assets:
Common Stocks	$359,176,830	$392,625		$—	$359,569,455
Preferred Stocks	50,623,224	—		—	50,623,224
Money Market Funds	11,245,811	—		—	11,245,811

	$421,045,865	$392,625		$—	$421,438,490

MSCI Emerging Markets Asia
Assets:
Common Stocks	$79,451,785	$43,625		$—	$79,495,410
Preferred Stocks	949,889	—		—	949,889
Warrants	—	0	[a]	—	0	[a]
Money Market Funds	1,882,791	—		—	1,882,791

	$82,284,465	$43,625		$—	$82,328,090

MSCI Emerging Markets Consumer Discretionary
Assets:
Common Stocks	$5,911,027	$16,619		$—	$5,927,646
Preferred Stocks	199,565	—		—	199,565
Money Market Funds	150,084	—		—	150,084

	$6,260,676	$16,619		$—	$6,277,295

MSCI Emerging Markets Energy Capped
Assets:
Common Stocks	$1,761,478	$—		$—	$1,761,478
Preferred Stocks	214,294	—		—	214,294
Money Market Funds	17,785	—		—	17,785

	$1,993,557	$—		$—	$1,993,557

MSCI Emerging Markets Growth
Assets:
Common Stocks	$5,631,569	$—		$—	$5,631,569
Preferred Stocks	265,422	—		—	265,422
Warrants	—	0	[a]	—	0	[a]
Money Market Funds	101,316	—		—	101,316

	$5,998,307	$0	[a]	$—	$5,998,307

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iSHARES®, INC.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Emerging Markets Minimum Volatility
Assets:
Common Stocks	$2,002,278,112	$—	$—	$2,002,278,112
Preferred Stocks	67,133,679	—	—	67,133,679
Money Market Funds	44,547,230	—	—	44,547,230

	$2,113,959,021	$—	$—	$2,113,959,021

MSCI Emerging Markets Small-Cap
Assets:
Common Stocks	$42,468,929	$605,398	$56,797	$43,131,124
Preferred Stocks	360,146	—	—	360,146
Rights	148	4,176	—	4,324
Money Market Funds	2,744,914	—	—	2,744,914

	$45,574,137	$609,574	$56,797	$46,240,508

MSCI Emerging Markets Value
Assets:
Common Stocks	$22,955,010	$—	$16	$22,955,026
Preferred Stocks	2,146,443	—	—	2,146,443
Money Market Funds	300,748	—	—	300,748

	$25,402,201	$—	$16	$25,402,217

[a]	Rounds to less than $1.

The iShares MSCI Emerging Markets Small-Cap ETF had transfers from Level 1 to Level 2 in the amount of $392,890 resulting from a temporary suspension of trading.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

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Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2014, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, each Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. Each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Funds and are disclosed in the consolidated statements of operations. Further, each Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by a Subsidiary to its Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiaries’ ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Funds may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Funds, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is

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iSHARES®, INC.

entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedules of investments. The value of any securities on loan as of August 31, 2014 and the value of the related collateral are disclosed in the consolidated statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the consolidated statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of August 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI BRIC	$10,299,207	$10,299,207	$—
MSCI Emerging Markets Asia	1,693,860	1,693,860	—
MSCI Emerging Markets Consumer Discretionary	129,957	129,957	—
MSCI Emerging Markets Energy Capped	15,043	15,043	—
MSCI Emerging Markets Growth	91,878	91,878	—
MSCI Emerging Markets Minimum Volatility	41,364,601	41,364,601	—
MSCI Emerging Markets Small-Cap	2,467,641	2,467,641	—
MSCI Emerging Markets Value	281,971	281,971	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s consolidated statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse

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Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to each of the iShares MSCI BRIC, iShares MSCI Emerging Markets Consumer Discretionary, iShares MSCI Emerging Markets Energy Capped, iShares MSCI Emerging Markets Minimum Volatility and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.75%		First $14 billion
0.68		Over $14 billion, up to and including $28 billion
0.61		Over $28 billion, up to and including $42 billion
0.54	[a]	Over $42 billion, up to and including $56 billion
0.47	[a]	Over $56 billion, up to and including $70 billion
0.41	[a]	Over $70 billion, up to and including $84 billion
0.35	[a]	Over $84 billion

[a]	Investment advisory fee was reduced effective July 1, 2014. Prior to this date, the investment advisory fee for these breakpoint levels were 0.56%, 0.50%, 0.45% and 0.40%, respectively.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Emerging Markets Minimum Volatility ETF through December 31, 2015 in order to limit total annual operating expenses to 0.25% of average daily net assets.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Emerging Markets Asia	0.68%
MSCI Emerging Markets Growth	0.68
MSCI Emerging Markets Value	0.68

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iSHARES®, INC.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Emerging Markets Asia, iShares MSCI Emerging Markets Growth and iShares MSCI Emerging Markets Value ETFs through December 31, 2015 in order to limit total annual operating expenses to 0.49% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI BRIC	$85,817
MSCI Emerging Markets Asia	5,634
MSCI Emerging Markets Consumer Discretionary	750
MSCI Emerging Markets Energy Capped	159

iShares ETF	Fees Paid to BTC
MSCI Emerging Markets Growth	$712
MSCI Emerging Markets Minimum Volatility	180,207
MSCI Emerging Markets Small-Cap	16,538
MSCI Emerging Markets Value	901

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

The iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF received payments from BTC to compensate for forgone securities lending revenue. The payments are reported in the consolidated statements of operations under “Payment from affiliate”.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

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Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

Cross trades for the year ended August 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI BRIC	$44,449,722	$98,111,932
MSCI Emerging Markets Asia	61,811,236	14,207,207
MSCI Emerging Markets Consumer Discretionary	2,100,244	522,907
MSCI Emerging Markets Energy Capped	310,499	280,559
MSCI Emerging Markets Growth	1,408,358	1,403,944
MSCI Emerging Markets Minimum Volatility	750,037,910	1,087,073,266
MSCI Emerging Markets Small-Cap	14,325,388	7,382,078
MSCI Emerging Markets Value	10,818,183	4,582,232

In-kind transactions (see Note 4) for the year ended August 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI BRIC	$20,731,287	$97,915,716
MSCI Emerging Markets Asia	—	6,079,281
MSCI Emerging Markets Consumer Discretionary	1,235,754	—
MSCI Emerging Markets Minimum Volatility	134,846,964	408,731,720
MSCI Emerging Markets Value	5,537,729	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee

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iSHARES®, INC.

and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the consolidated statements of assets and liabilities.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s consolidated schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares MSCI Emerging Markets Consumer Discretionary ETF and iShares MSCI Emerging Markets Energy Capped ETF each invests its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments

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Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the consolidated statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2014, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

98	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI BRIC	$2,209,208	$(55,695)	$(2,153,513)
MSCI Emerging Markets Asia	471,951	(34,132)	(437,819)
MSCI Emerging Markets Consumer Discretionary	—	(2,922)	2,922
MSCI Emerging Markets Energy Capped	—	(656)	656
MSCI Emerging Markets Growth	—	1,296	(1,296)
MSCI Emerging Markets Minimum Volatility	28,692,108	(757,808)	(27,934,300)
MSCI Emerging Markets Small-Cap	—	120,566	(120,566)
MSCI Emerging Markets Value	—	5,717	(5,717)

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI BRIC
Ordinary income	$7,905,401	$13,252,516

MSCI Emerging Markets Asia
Ordinary income	$898,216	$1,144,738

MSCI Emerging Markets Consumer Discretionary
Ordinary income	$29,115	$30,681

MSCI Emerging Markets Energy Capped
Ordinary income	$34,812	$46,822

MSCI Emerging Markets Growth
Ordinary income	$75,147	$78,638

MSCI Emerging Markets Minimum Volatility
Ordinary income	$58,169,702	$29,485,424

MSCI Emerging Markets Small-Cap
Ordinary income	$736,376	$514,561

MSCI Emerging Markets Value
Ordinary income	$388,580	$279,968

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	99

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI BRIC	$3,292,439	$(161,689,487)	$14,859,237	$(16,964,323)	$(160,502,134)
MSCI Emerging Markets Asia	572,819	(9,289,694)	5,102,865	(49,872)	(3,663,882)
MSCI Emerging Markets Consumer Discretionary	12,712	(811,736)	941,670	(85,112)	57,534
MSCI Emerging Markets Energy Capped	23,066	(996,570)	(384,982)	(84,428)	(1,442,914)
MSCI Emerging Markets Growth	36,659	(627,663)	687,774	(110,680)	(13,910)
MSCI Emerging Markets Minimum Volatility	16,274,223	(15,978,688)	137,994,013	(96,628,498)	41,661,050
MSCI Emerging Markets Small-Cap	639,121	(8,080,278)	1,870,390	—	(5,570,767)
MSCI Emerging Markets Value	240,271	(511,452)	793,655	(182,305)	340,169

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI BRIC	$141,120,103	$1,540,740	$11,268,086	$7,760,558	$161,689,487
MSCI Emerging Markets Asia	9,289,694	—	—	—	9,289,694
MSCI Emerging Markets Consumer Discretionary	811,736	—	—	—	811,736
MSCI Emerging Markets Energy Capped	996,570	—	—	—	996,570
MSCI Emerging Markets Growth	627,663	—	—	—	627,663
MSCI Emerging Markets Minimum Volatility	15,978,688	—	—	—	15,978,688
MSCI Emerging Markets Small-Cap	8,080,278	—	—	—	8,080,278
MSCI Emerging Markets Value	511,452	—	—	—	511,452

[a]	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2014, the iShares MSCI Emerging Markets Small-Cap ETF utilized $208,303 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI BRIC	$406,583,178	$77,419,534	$(62,564,222)	$14,855,312
MSCI Emerging Markets Asia	77,225,652	8,228,088	(3,125,650)	5,102,438
MSCI Emerging Markets Consumer Discretionary	5,335,598	1,138,380	(196,683)	941,697
MSCI Emerging Markets Energy Capped	2,378,501	80,424	(465,368)	(384,944)
MSCI Emerging Markets Growth	5,310,461	998,908	(311,062)	687,846
MSCI Emerging Markets Minimum Volatility	1,975,975,968	244,953,186	(106,970,133)	137,983,053
MSCI Emerging Markets Small-Cap	44,370,310	6,229,690	(4,359,492)	1,870,198
MSCI Emerging Markets Value	24,608,348	2,425,827	(1,631,958)	793,869

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

7.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $150 million credit agreement with State Street Bank and Trust Company, which expires October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended August 31, 2014, the maximum amounts borrowed, the average borrowings and the weighted average interest rates under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowings	Weighted Average Interest Rates
MSCI BRIC	$1,600,000	$63,521	1.16%
MSCI Emerging Markets Asia	120,000	6,041	1.16
MSCI Emerging Markets Minimum Volatility	11,365,000	239,877	1.15
MSCI Emerging Markets Small-Cap	200,000	5,959	1.17
MSCI Emerging Markets Value	125,000	3,778	1.16

The iShares MSCI Emerging Markets Consumer Discretionary ETF, the iShares MSCI Emerging Markets Energy Capped ETF, and the iShares MSCI Emerging Markets Growth ETF did not borrow under the credit agreement during the year ended August 31, 2014.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	101

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

102	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF, iShares MSCI Emerging Markets Consumer Discretionary ETF, iShares MSCI Emerging Markets Energy Capped ETF, iShares MSCI Emerging Markets Growth ETF, iShares MSCI Emerging Markets Minimum Volatility ETF, iShares MSCI Emerging Markets Small-Cap ETF and iShares MSCI Emerging Markets Value ETF and their subsidiaries (the “Funds”) at August 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	103

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follow:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI BRIC	$14,342,581	$1,153,698
MSCI Emerging Markets Asia	1,345,410	168,537
MSCI Emerging Markets Consumer Discretionary	85,781	10,436
MSCI Emerging Markets Energy Capped	72,097	7,443
MSCI Emerging Markets Growth	119,155	12,606
MSCI Emerging Markets Minimum Volatility	70,461,415	7,649,359
MSCI Emerging Markets Small-Cap	948,005	107,130
MSCI Emerging Markets Value	701,544	81,281

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI BRIC	$8,384,985
MSCI Emerging Markets Asia	744,246
MSCI Emerging Markets Consumer Discretionary	39,551
MSCI Emerging Markets Energy	42,255

iShares ETF	Qualified Dividend Income
MSCI Emerging Markets Growth	$62,726
MSCI Emerging Markets Minimum Volatility	35,573,909
MSCI Emerging Markets Small-Cap	356,410
MSCI Emerging Markets Value	439,985

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

104	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Consumer Discretionary ETF, iShares MSCI Emerging Markets Energy Capped ETF, iShares Emerging Markets Minimum Volatility ETF and iShares MSCI Emerging Markets Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

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Board Review and Approval of Investment Advisory

Contract (Continued)

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The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group, except for iShares MSCI Emerging Markets Energy Capped ETF, which were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following receipt of a proposal from the Board and negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to reduce the advisory fee for certain breakpoint tiers, as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI Emerging Markets Consumer Discretionary ETF and iShares MSCI Emerging Markets Energy Capped ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	107

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Emerging Markets Asia ETF, iShares MSCI Emerging Markets Growth ETF and iShares MSCI Emerging Markets Value ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the

108	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were within range of the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	109

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

110	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	111

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI BRIC	$0.706005	$—	$—	$0.706005	100%	—%	—%	100%
MSCI Emerging Markets Asia	1.262684	—	—	1.262684	100	—	—	100
MSCI Emerging Markets Consumer Discretionary	0.291145	—	—	0.291145	100	—	—	100
MSCI Emerging Markets Energy Capped	0.696232	—	—	0.696232	100	—	—	100
MSCI Emerging Markets Growth	0.726213	—	0.025252	0.751465	97	—	3	100
MSCI Emerging Markets Minimum Volatility	1.543810	—	—	1.543810	100	—	—	100
MSCI Emerging Markets Small-Cap	0.958645	—	0.053946	1.012591	95	—	5	100
MSCI Emerging Markets Value	0.965075	—	—	0.965075	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

112	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI BRIC ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	42	3.04
Greater than 1.0% and Less than 1.5%	152	11.00
Greater than 0.5% and Less than 1.0%	195	14.11
Between 0.5% and –0.5%	653	47.26
Less than –0.5% and Greater than –1.0%	198	14.34
Less than –1.0% and Greater than –1.5%	71	5.14
Less than –1.5% and Greater than –2.0%	30	2.17
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	2	0.14

	1,382	100.00%

iShares MSCI Emerging Markets Asia ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.18%
Greater than 2.5% and Less than 3.0%	2	0.35
Greater than 2.0% and Less than 2.5%	3	0.53
Greater than 1.5% and Less than 2.0%	17	3.01
Greater than 1.0% and Less than 1.5%	53	9.41
Greater than 0.5% and Less than 1.0%	112	19.86
Between 0.5% and –0.5%	262	46.46
Less than –0.5% and Greater than –1.0%	70	12.41
Less than –1.0% and Greater than –1.5%	28	4.96
Less than –1.5% and Greater than –2.0%	12	2.13
Less than –2.0% and Greater than –2.5%	2	0.35
Less than –2.5% and Greater than –3.0%	2	0.35

	564	100.00%

SUPPLEMENTAL INFORMATION	113

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Consumer Discretionary ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	5	0.89%
Greater than 2.0% and Less than 2.5%	6	1.06
Greater than 1.5% and Less than 2.0%	9	1.60
Greater than 1.0% and Less than 1.5%	51	9.04
Greater than 0.5% and Less than 1.0%	126	22.34
Between 0.5% and –0.5%	291	51.60
Less than –0.5% and Greater than –1.0%	52	9.22
Less than –1.0% and Greater than –1.5%	17	3.01
Less than –1.5% and Greater than –2.0%	2	0.35
Less than –2.0% and Greater than –2.5%	5	0.89

	564	100.00%

iShares MSCI Emerging Markets Energy Capped ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.18%
Greater than 2.5% and Less than 3.0%	1	0.18
Greater than 2.0% and Less than 2.5%	2	0.35
Greater than 1.5% and Less than 2.0%	12	2.13
Greater than 1.0% and Less than 1.5%	43	7.61
Greater than 0.5% and Less than 1.0%	102	18.09
Between 0.5% and –0.5%	306	54.25
Less than –0.5% and Greater than –1.0%	60	10.64
Less than –1.0% and Greater than –1.5%	27	4.79
Less than –1.5% and Greater than –2.0%	8	1.42
Less than –2.0% and Greater than –2.5%	1	0.18
Less than –2.5% and Greater than –3.0%	1	0.18

	564	100.00%

114	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Growth ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.53%
Greater than 3.0% and Less than 3.5%	4	0.71
Greater than 2.5% and Less than 3.0%	23	4.08
Greater than 2.0% and Less than 2.5%	41	7.27
Greater than 1.5% and Less than 2.0%	45	7.98
Greater than 1.0% and Less than 1.5%	82	14.54
Greater than 0.5% and Less than 1.0%	93	16.49
Between 0.5% and –0.5%	210	37.23
Less than –0.5% and Greater than –1.0%	46	8.16
Less than –1.0% and Greater than –1.5%	13	2.30
Less than –1.5% and Greater than –2.0%	3	0.53
Less than –2.0% and Greater than –2.5%	1	0.18

	564	100.00%

iShares MSCI Emerging Markets Minimum Volatility ETF

Period Covered: January 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.16%
Greater than 2.5% and Less than 3.0%	1	0.16
Greater than 2.0% and Less than 2.5%	1	0.16
Greater than 1.5% and Less than 2.0%	14	2.24
Greater than 1.0% and Less than 1.5%	34	5.43
Greater than 0.5% and Less than 1.0%	127	20.29
Between 0.5% and –0.5%	354	56.55
Less than –0.5% and Greater than –1.0%	65	10.38
Less than –1.0% and Greater than –1.5%	21	3.35
Less than –1.5% and Greater than –2.0%	6	0.96
Less than –2.0% and Greater than –2.5%	1	0.16
Less than –2.5% and Greater than –3.0%	1	0.16

	626	100.00%

SUPPLEMENTAL INFORMATION	115

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Small-Cap ETF

Period Covered: October 1, 2011 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	1	0.15%
Greater than 5.0% and Less than 5.5%	1	0.15
Greater than 4.5% and Less than 5.0%	2	0.29
Greater than 4.0% and Less than 4.5%	3	0.44
Greater than 3.5% and Less than 4.0%	2	0.29
Greater than 3.0% and Less than 3.5%	4	0.58
Greater than 2.5% and Less than 3.0%	5	0.73
Greater than 2.0% and Less than 2.5%	17	2.47
Greater than 1.5% and Less than 2.0%	40	5.81
Greater than 1.0% and Less than 1.5%	65	9.43
Greater than 0.5% and Less than 1.0%	117	16.97
Between 0.5% and –0.5%	278	40.34
Less than –0.5% and Greater than –1.0%	95	13.78
Less than –1.0% and Greater than –1.5%	33	4.79
Less than –1.5% and Greater than –2.0%	16	2.32
Less than –2.0% and Greater than –2.5%	8	1.16
Less than –2.5% and Greater than –3.0%	1	0.15
Less than –3.0%	1	0.15

	689	100.00%

iShares MSCI Emerging Markets Value ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0% and Less than 5.5%	6	1.06%
Greater than 4.5% and Less than 5.0%	9	1.60
Greater than 4.0% and Less than 4.5%	6	1.06
Greater than 3.5% and Less than 4.0%	13	2.30
Greater than 3.0% and Less than 3.5%	16	2.84
Greater than 2.5% and Less than 3.0%	22	3.90
Greater than 2.0% and Less than 2.5%	34	6.03
Greater than 1.5% and Less than 2.0%	74	13.12
Greater than 1.0% and Less than 1.5%	109	19.33
Greater than 0.5% and Less than 1.0%	124	21.99
Between 0.5% and –0.5%	130	23.05
Less than –0.5% and Greater than –1.0%	17	3.01
Less than –1.0% and Greater than –1.5%	4	0.71

	564	100.00%

116	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI BRIC ETF and iShares MSCI Emerging Markets Minimum Volatility ETF (each a “Fund”, collectively the “Funds”) for marketing to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

SUPPLEMENTAL INFORMATION	117

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI BRIC ETF in respect of BFA’s financial year ending December 31, 2013 was USD 77,184. This figure is comprised of fixed remuneration of USD 30,349 and variable remuneration of USD 46,835. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI BRIC ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 12,400.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Emerging Markets Minimum Volatility ETF in respect of BFA’s financial year ending December 31, 2013 was USD 376,814. This figure is comprised of fixed remuneration of USD 148,162 and variable remuneration of USD 228,652. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Emerging Markets Minimum Volatility ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 60,538.

118	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 312 funds (as of August 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (57)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013);Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	119

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

120	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	121

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

122	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-810-0814

AUGUST 31, 2014

2014 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ETF

EMERGING MARKETS OVERVIEW

Stocks of companies in emerging markets gained approximately 20% for the 12-month period ended August 31, 2014 (the “reporting period”). Emerging markets stocks experienced substantial volatility in the first six months of the reporting period, rising sharply during the first two months and then falling back over the ensuing three months. However, emerging markets stocks rallied steadily during the remainder of the reporting period.

Uncertainty regarding the pace of growth in many emerging economies helped contribute to the volatility in emerging markets stocks during the first half of the reporting period. Most notably, economic growth slowed in several bellwether emerging economies, including China, Brazil, and India. In contrast, many developed countries saw their economies strengthen as their central banks maintained or expanded accommodative monetary policies. Weaker economic activity contributed to the decline in emerging markets stocks in late 2013 and early 2014.

During the last six months of the reporting period, however, stocks in emerging markets benefited from greater investor demand. This was driven partly by improving economic growth in many emerging markets as central banks in developing countries began to implement economic stimulus efforts. Furthermore, better economic conditions in developed countries led to stronger demand for exports, and many emerging economies are major exporters to developed nations. These developments helped fuel a recovery in emerging markets stocks over the last half of the reporting period.

From a regional perspective, emerging equity markets in Latin America generated the best returns, gaining 24% for the reporting period. Brazil, the largest equity market in Latin America, led the region’s advance, gaining more than 30%. Much of those gains occurred in the last three months of the reporting period amid optimism about upcoming national elections. Peru, one of the worst-performing markets in 2013, rebounded strongly in the first eight months of 2014. Chile was the only market in the region to decline for the reporting period as economic growth slowed markedly.

Emerging markets in Asia also performed well, returning 22% for the reporting period. Although nearly every market in the region posted double-digit gains, India was the best performer, rising by more than 50% for the reporting period. A meaningful increase in economic activity and stronger corporate earnings growth propelled the Indian stock market to record highs by the end of the reporting period. Other top-performing markets in the region included the Philippines and Thailand. The laggards among emerging markets in Asia included South Korea and Malaysia.

In contrast to other regions, emerging markets stocks in Eastern Europe declined for the reporting period, falling by approximately 3%. Hungary was the weakest-performing market in the region, declining by more than 17% amid continued economic weakness and armed conflict between Russia and Ukraine, which shares a border with Hungary. Russia’s stock market, the largest in the region, also declined in response to these events. On the positive side, equity markets in Greece and the Czech Republic posted double-digit gains as the economies in both countries began to recover after an extended period of weakness.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.34%	20.48%	19.98%	19.34%	20.48%	19.98%
5 Years	6.84%	6.90%	7.90%	39.21%	39.61%	46.26%
10 Years	11.55%	11.57%	12.16%	198.39%	198.90%	215.01%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,143.30	$3.67	$1,000.00	$1,021.80	$3.47	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

The iShares MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, as represented by the MSCI Emerging Markets Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 19.34%, net of fees, while the total return for the Index was 19.98%.

As represented by the Index, emerging markets stocks returned approximately 20% for the reporting period. Of the 25 countries represented in the Index, 19 generated positive returns for the reporting period, including the three largest countries: China, South Korea, and Taiwan, which together comprised more than 45% of the Index on average during the reporting period. The markets that provided the strongest results within the Index included India and Brazil, which produced returns of 52% and 33%, respectively, for the reporting period.

Among the countries which declined within the Index, Hungary was the weakest performer, falling by 17% during the reporting period. Russia and Chile were also notable decliners within the Index.

From a sector perspective, information technology stocks (the Index’s second-largest sector weighting as of August 31, 2014) and health care stocks both returned more than 30% for the reporting period. The utilities sector also generated strong returns, gaining more than 25%. Declining demand and lower prices for commodities weighed on the energy and materials sectors, which produced the lowest returns in the Index.

Currency fluctuations relative to the U.S. dollar had a modestly positive impact on Index performance for the reporting period. In local currency terms, the Index returned 17.84% for the reporting period. The U.S. dollar was largely unchanged against the Chinese yuan and Taiwan dollar, but it declined by 6% versus the Brazilian real and 8.5% against the South Korean won for the reporting period. A weaker U.S. dollar increases international equity returns for U.S. investors.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	27.53%
Information Technology	16.63
Energy	10.58
Consumer Discretionary	9.26
Materials	8.48
Consumer Staples	8.20
Telecommunication Services	7.53
Industrials	6.40
Utilities	3.51
Health Care	1.88

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*

China	19.06%
South Korea	15.13
Taiwan	11.89
Brazil	11.80
South Africa	7.51
India	6.66
Mexico	5.25
Russia	4.55
Malaysia	3.79
Indonesia	2.54

TOTAL	88.18%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2014 and held through August 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 93.18%

BRAZIL — 6.70%
ALL – America Latina Logistica SA	4,714,900	$17,384,159
AMBEV SA	49,028,715	357,162,099
B2W Companhia Global do Varejo[a]	955,000	16,175,951
Banco Bradesco SA	6,779,440	121,254,581
Banco do Brasil SA	8,868,574	138,683,562
Banco Santander (Brasil) SA Units	10,117,880	69,907,901
BB Seguridade Participacoes SA	7,227,400	115,442,013
BM&F Bovespa SA	19,560,000	118,013,005
BR Malls Participacoes SA	4,493,700	46,733,436
BR Properties SA	1,982,700	13,202,936
BRF SA	6,923,985	185,357,512
CCR SA	9,503,100	86,046,259
Centrais Eletricas Brasileiras SA	2,823,837	10,285,478
CETIP SA – Mercados Organizados	2,193,734	32,010,643
Cielo SA	7,308,724	137,057,969
Companhia de Saneamento Basico do Estado de Sao Paulo	3,622,524	34,629,746
Companhia de Saneamento de Minas Gerais SA	448,700	8,021,273
Companhia Siderurgica Nacional SA	7,562,428	33,189,445
Cosan SA Industria e Comercio	1,328,700	27,612,590
CPFL Energia SA	2,403,136	24,261,734
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,945,900	18,682,184
Duratex SA	3,573,655	16,083,085
EcoRodovias Infraestrutura e Logistica SA	2,022,200	12,923,716
EDP Energias do Brasil SA	2,852,900	14,407,620
Embraer SA	6,369,200	62,082,301
Estacio Participacoes SA	2,883,600	38,313,972
Fibria Celulose SAa	2,763,461	28,751,703
Hypermarcas SAa	3,463,500	30,122,102

Security	Shares	Value

JBS SA	7,169,465	$32,426,085
Klabin SA	4,843,100	24,609,974
Kroton Educacional SA	3,524,395	105,611,354
Localiza Rent A Car SA	1,369,089	24,383,007
Lojas Americanas SA	1,320,375	7,671,281
Lojas Renner SA	1,320,700	45,224,479
M Dias Branco SA	240,300	10,846,819
Multiplan Empreendimentos Imobiliarios SA	790,900	20,398,578
Natura Cosmeticos SA	1,857,800	34,049,911
Odontoprev SA	3,348,500	14,605,868
Petroleo Brasileiro SA	30,936,074	306,104,748
Porto Seguro SA	1,218,800	18,073,243
Qualicorp SAa	2,032,600	25,435,320
Raia Drogasil SA	1,986,500	19,354,070
Souza Cruz SA	4,060,200	38,033,471
Sul America SA Units	1,561,065	10,792,910
TIM Participacoes SA	9,084,276	50,952,007
Totvs SA	1,275,400	23,290,136
Tractebel Energia SA	1,699,000	28,481,817
Transmissora Alianca de Energia Eletrica SA	582,500	6,076,088
Ultrapar Participacoes SA	3,533,000	91,090,152
Vale SA	13,614,748	177,185,521
Via Varejo SAa	682,700	7,627,762
WEG SA	2,902,010	36,301,875

		2,972,425,451
CHILE — 1.29%
AES Gener SA	26,459,574	13,526,864
Aguas Andinas SA Series A	25,681,778	16,105,610
Banco de Chile	250,839,136	30,610,518
Banco de Credito e Inversiones	354,265	19,307,862
Banco Santander (Chile) SA	724,533,055	42,928,032
CAP SA	792,020	9,409,691
Cencosud SA	12,334,771	37,010,570
Colbun SA	72,389,581	18,945,653
Compania Cervecerias Unidas SA	1,352,797	14,530,101
CorpBanca SA	1,559,548,234	19,163,404
Empresa Nacional de Electricidad SA	35,764,185	54,640,466
Empresa Nacional de Telecomunicaciones SA	1,264,698	14,508,101

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

Empresas CMPC SA	13,146,940	$32,725,077
Empresas Copec SA	4,682,573	58,858,375
Enersis SA	215,440,405	72,522,617
LATAM Airlines Group SAa	3,280,936	40,588,962
S.A.C.I. Falabella SA	9,480,444	71,395,085
Vina Concha y Toro SA	3,330,034	6,494,524

		573,271,512
CHINA — 18.98%
AAC Technologies Holdings Inc.[b]	7,291,500	47,558,476
Agile Property Holdings Ltd.	15,620,000	12,253,905
Agricultural Bank of China Ltd. Class H	225,030,000	103,947,330
Air China Ltd. Class H	19,382,000	12,004,103
Alibaba Pictures Group Ltd.[a,b]	45,210,000	9,391,831
Aluminum Corp. of China Ltd. Class Ha,b	39,130,000	16,610,995
Anhui Conch Cement Co. Ltd. Class Hb	13,129,500	47,434,695
Anta Sports Products Ltd.[b]	10,001,402	19,202,320
AviChina Industry & Technology Co. Ltd. Class H	20,580,000	12,268,098
Bank of China Ltd. Class H	813,508,000	377,880,273
Bank of Communications Co. Ltd. Class H	90,576,600	66,148,856
BBMG Corp. Class H	11,282,500	8,414,398
Beijing Capital International Airport Co. Ltd. Class H	24,294,000	18,995,973
Beijing Enterprises Holdings Ltd.	5,901,500	50,866,138
Beijing Enterprises Water Group Ltd.	37,318,000	25,423,900
Belle International Holdings Ltd.[b]	47,484,000	60,717,075
Biostime International Holdings Ltd.[b]	1,592,500	5,948,643
Brilliance China Automotive Holdings Ltd.	30,336,000	56,208,584
BYD Co. Ltd. Class Hb	6,389,000	45,381,631
China Agri-Industries Holdings Ltd.[b]	29,346,600	12,003,474

Security	Shares	Value

China BlueChemical Ltd. Class H	13,522,000	$6,664,908
China Cinda Asset Management Co. Ltd.[a,b]	42,437,000	21,738,275
China CITIC Bank Corp. Ltd. Class H	85,298,800	53,819,750
China Coal Energy Co. Class Hb	41,247,000	25,120,267
China Communications Construction Co. Ltd. Class H	47,362,000	34,527,758
China Communications Services Corp. Ltd. Class H	19,650,000	9,482,526
China Construction Bank Corp. Class H	750,622,760	557,871,409
China COSCO Holdings Co. Ltd. Class Ha,b	27,692,000	11,934,128
China Everbright Bank Co. Ltd.	12,208,000	5,702,207
China Everbright International Ltd.[b]	25,701,000	35,217,979
China Everbright Ltd.[b]	12,670,000	24,031,664
China Gas Holdings Ltd.	23,734,000	42,261,014
China Huishan Dairy Holdings Co. Ltd.[a,b]	38,329,000	8,902,047
China International Marine Containers (Group) Co. Ltd. Class H	2,694,400	5,798,932
China Life Insurance Co. Ltd. Class H	77,443,000	222,332,052
China Longyuan Power Group Corp. Ltd. Class H	27,857,000	30,120,922
China Mengniu Dairy Co. Ltd.	14,932,000	69,263,872
China Merchants Bank Co. Ltd. Class H	47,271,467	90,393,494
China Merchants Holdings (International) Co. Ltd.[b]	12,506,000	41,470,707
China Minsheng Banking Corp. Ltd. Class Hb	64,289,040	60,389,052
China Mobile Ltd.	62,642,000	779,170,571
China National Building Material Co. Ltd. Class H	28,060,000	25,778,495
China Oilfield Services Ltd. Class H	18,034,000	53,402,876

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

China Overseas Land & Investment Ltd.[b]	42,430,960	$119,351,874
China Pacific Insurance (Group) Co. Ltd. Class H	27,908,600	104,790,263
China Petroleum & Chemical Corp. Class H	266,136,800	269,909,001
China Railway Construction Corp. Ltd. Class H	20,229,500	19,367,740
China Railway Group Ltd. Class H	39,168,000	20,265,889
China Resources Cement Holdings Ltd.[b]	23,330,000	16,044,709
China Resources Enterprise Ltd.[b]	13,494,000	36,302,510
China Resources Gas Group Ltd.	9,426,000	27,426,089
China Resources Land Ltd.[b]	21,468,000	49,139,993
China Resources Power Holdings Co. Ltd.	21,072,999	63,761,582
China Shenhua Energy Co. Ltd. Class H	34,397,000	99,194,590
China Shipping Container Lines Co. Ltd. Class Ha,b	42,190,000	12,030,722
China State Construction International Holdings Ltd.	17,930,000	28,918,795
China Taiping Insurance Holdings Co. Ltd.[a]	8,015,600	19,505,973
China Telecom Corp. Ltd. Class H	141,792,000	87,634,908
China Unicom (Hong Kong) Ltd.	49,152,000	87,647,418
China Vanke Co. Ltd.[a,b]	11,502,431	21,549,944
Chongqing Changan Automobile Co. Ltd.	6,936,556	14,320,355
Chongqing Rural Commercial Bank Co. Ltd. Class H	25,853,000	12,842,855
CITIC 21CN Co. Ltd.[a]	21,796,000	17,155,229
CITIC Pacific Ltd.[b]	22,154,000	43,106,562
CITIC Securities Co. Ltd. Class Hb	11,380,500	27,018,987
CNOOC Ltd.	184,540,000	370,977,749
COSCO Pacific Ltd.	16,088,000	22,543,522

Security	Shares	Value

Country Garden Holdings Co. Ltd.[b]	47,600,381	$21,128,018
CSPC Pharmaceutical Group Ltd.	15,984,000	13,364,428
CSR Corp Ltd. Class H	19,715,000	17,781,314
Datang International Power Generation Co. Ltd. Class H	29,162,000	16,179,893
Dongfeng Motor Group Co. Ltd. Class H	30,784,000	57,038,669
ENN Energy Holdings Ltd.[b]	8,280,000	58,493,061
Evergrande Real Estate Group Ltd.[b]	68,761,388	28,746,140
Far East Horizon Ltd.	13,728,000	11,070,753
Fosun International Ltd.[b]	16,277,500	19,994,684
Franshion Properties (China) Ltd.[b]	27,548,000	7,464,475
GCL-Poly Energy Holdings Ltd.[a,b]	103,280,000	37,180,080
Geely Automobile Holdings Ltd.[b]	48,535,000	18,599,505
Golden Eagle Retail Group Ltd.[b]	6,710,000	8,250,976
GOME Electrical Appliances Holdings Ltd.[b]	105,372,200	18,762,687
Great Wall Motor Co. Ltd. Class H	10,815,500	45,912,653
Guangdong Investment Ltd.	30,666,110	37,075,599
Guangzhou Automobile Group Co. Ltd. Class H	24,018,742	24,979,008
Guangzhou R&F Properties Co. Ltd. Class H	10,320,400	12,437,506
Haier Electronics Group Co. Ltd.[b]	10,104,000	29,203,254
Haitian International Holdings Ltd.[b]	3,314,000	8,637,613
Haitong Securities Co. Ltd. Class H	11,796,800	18,844,072
Hanergy Solar Group Ltd.[a,b]	120,572,000	19,757,868
Hengan International Group Co. Ltd.	7,793,500	83,112,298
Huaneng Power International Inc. Class H	35,304,000	42,455,085
Industrial and Commercial Bank of China Ltd. Class H	766,193,085	508,149,192

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

Inner Mongolia Yitai Coal Co. Ltd. Class B	10,359,754	$17,497,624
Intime Retail Group Co. Ltd.[b]	10,775,500	9,802,039
Jiangsu Expressway Co. Ltd. Class H	10,996,000	12,528,103
Jiangxi Copper Co. Ltd. Class H	15,705,000	27,761,850
Kingboard Chemical Holdings Co. Ltd.	6,464,100	13,428,387
Kingsoft Corp. Ltd.[b]	6,220,000	17,816,945
Kunlun Energy Co. Ltd.[b]	33,880,000	55,955,562
Lee & Man Paper Manufacturing Ltd.[b]	15,114,000	8,892,710
Lenovo Group Ltd.[b]	66,620,000	101,776,198
Longfor Properties Co. Ltd.	16,467,500	21,035,496
New China Life Insurance Co. Ltd. Class H	7,548,100	26,929,152
New World China Land Ltd.	15,310,000	9,383,367
Nine Dragons Paper (Holdings) Ltd.[b]	17,162,000	13,397,173
People’s Insurance Co. Group of China Ltd. Class H	52,687,000	22,026,139
PetroChina Co. Ltd. Class H	219,010,000	310,846,887
PICC Property and Casualty Co. Ltd. Class H	34,231,200	56,800,608
Ping An Insurance (Group) Co. of China Ltd. Class H	20,484,000	166,776,179
Poly Property Group Co. Ltd.[b]	22,657,458	9,852,149
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	17,724,000	17,952,349
Shanghai Electric Group Co. Ltd. Class H	22,670,000	9,945,356
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.	3,046,500	9,905,847
Shanghai Industrial Holdings Ltd.	7,003,000	23,357,941
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	7,018,900	14,399,787

Security	Shares	Value

Shenzhou International Group Holdings Ltd.[b]	4,625,000	$14,411,818
Shimao Property Holdings Ltd.	15,558,500	34,248,113
Shui On Land Ltd.	59,305,600	15,533,940
Sihuan Pharmaceutical Holdings Group Ltd.	49,172,000	32,928,741
Sino Biopharmaceutical Ltd.	31,732,000	29,233,819
Sino-Ocean Land Holdings Ltd.[b]	42,704,000	24,134,181
Sinopec Engineering Group Co. Ltd.	8,396,500	9,577,242
Sinopec Shanghai Petrochemical Co. Ltd. Class H	45,481,000	15,199,163
Sinopharm Group Co. Ltd. Class H	10,033,600	35,019,823
SOHO China Ltd.[b]	28,523,000	23,333,203
Sun Art Retail Group Ltd.[b]	23,811,500	28,419,627
Tencent Holdings Ltd.	53,261,900	869,354,832
Tingyi (Cayman Islands) Holding Corp.[b]	21,244,000	59,619,104
Tsingtao Brewery Co. Ltd. Class H	3,954,000	30,024,309
Uni-President China Holdings Ltd.[b]	10,492,800	9,477,184
Want Want China Holdings Ltd.[b]	64,250,000	79,668,458
Weichai Power Co. Ltd. Class H	4,587,200	18,585,199
Yanzhou Coal Mining Co. Ltd. Class Hb	19,678,800	16,656,830
Yingde Gases Group Co. Ltd.[b]	10,379,000	11,101,967
Yuexiu Property Co. Ltd.[b]	55,510,000	11,889,654
Zhejiang Expressway Co. Ltd. Class H	23,190,000	23,069,863
Zhongsheng Group Holdings Ltd.[b]	6,555,500	7,265,891
Zhuzhou CSR Times Electric Co. Ltd. Class H	5,463,500	18,928,018
Zijin Mining Group Co. Ltd. Class H	68,096,000	17,748,549
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	11,758,240	7,327,897

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

ZTE Corp. Class Hb	6,806,000	$15,332,963

		8,415,639,929
COLOMBIA — 0.71%
Almacenes Exito SA	2,076,043	35,342,889
Bancolombia SA SP ADR	125,588	7,947,209
Cementos Argos SA	4,262,073	25,104,342
Cemex Latam Holdings SAa	1,296,716	12,842,453
Corporacion Financiera Colombiana SA NVS	917,095	19,551,818
Ecopetrol SA	53,064,979	91,970,630
Grupo Argos SA	2,811,888	34,854,542
Grupo Inversiones Suramericana SA	2,480,410	57,017,947
Interconexion Electrica SA ESP	3,454,516	17,466,604
Isagen SA ESP	8,464,719	12,663,214

		314,761,648
CZECH REPUBLIC — 0.24%
CEZ AS	1,808,547	52,575,788
Komercni Banka AS	183,908	42,770,723
O2 Czech Republic AS	655,264	9,205,723

		104,552,234
EGYPT — 0.15%
Global Telecom Holding SAE GDR[a]	19,076,478	68,446,403

		68,446,403
GREECE — 0.68%
Alpha Bank AEa	39,479,599	34,633,690
Eurobank Ergasias SAa	82,540,477	35,117,315
Folli Follie Group[a]	337,602	14,007,718
Hellenic Telecommunications Organization SAa	2,498,563	35,807,253
Jumbo SAa	1,072,839	15,827,211
National Bank of Greece SAa	16,274,025	55,948,352
OPAP SA	2,254,483	35,902,532
Piraeus Bank SAa	21,849,424	43,170,101
Public Power Corp. SAa	1,204,930	17,537,832
Titan Cement Co. SA	448,750	11,999,200

		299,951,204
HUNGARY — 0.19%
MOL Hungarian Oil and Gas PLC	496,924	24,484,222
OTP Bank PLC	2,355,090	40,711,977

Security	Shares	Value

Richter Gedeon Nyrt	1,151,156	$18,525,086

		83,721,285
INDIA — 6.63%
ACC Ltd.	465,589	11,452,124
Adani Enterprises Ltd.	1,386,677	10,943,962
Adani Ports & Special Economic Zone Ltd.	4,352,384	20,287,934
Aditya Birla Nuvo Ltd.	321,522	7,703,175
Ambuja Cements Ltd.	7,057,346	23,993,581
Apollo Hospitals Enterprise Ltd.	754,123	14,580,374
Asian Paints Ltd.	3,061,522	31,493,112
Aurobindo Pharma Ltd.	1,233,805	16,623,225
Bajaj Auto Ltd.	844,755	31,444,432
Bharat Heavy Electricals Ltd.	6,028,483	23,933,117
Bharat Petroleum Corp. Ltd.	1,880,787	21,519,947
Bharti Airtel Ltd.	6,295,572	38,366,884
Cairn India Ltd.	4,747,488	25,525,181
Cipla Ltd.	3,698,509	31,341,024
Coal India Ltd.	5,304,742	31,130,828
Dabur India Ltd.	3,774,842	14,469,813
Divi’s Laboratories Ltd.	447,291	11,534,255
DLF Ltd.	4,421,162	12,918,128
Dr. Reddy’s Laboratories Ltd.	1,145,446	55,647,005
GAIL (India) Ltd.	3,640,647	26,602,882
GlaxoSmithKline Consumer Healthcare Ltd.	62,077	5,455,369
Godrej Consumer Products Ltd.	1,202,367	19,536,482
HCL Technologies Ltd.	2,533,859	68,096,417
HDFC Bank Ltd.	4,486,807	62,373,864
Hero Motocorp Ltd.	568,346	24,397,292
Hindalco Industries Ltd.	11,344,858	31,802,247
Hindustan Unilever Ltd.	7,298,082	89,295,665
Housing Development Finance Corp. Ltd.	15,642,460	276,991,155
ICICI Bank Ltd.	2,360,455	60,559,597
Idea Cellular Ltd.	8,846,117	23,602,280
Infosys Ltd.	4,778,679	283,413,151
ITC Ltd.	23,183,272	135,745,164
Jaiprakash Associates Ltd.	10,333,808	7,918,953
Jindal Steel & Power Ltd.	3,734,898	14,341,319

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

JSW Steel Ltd.	914,154	$18,735,035
Larsen & Toubro Ltd.	3,396,372	85,441,032
LIC Housing Finance Ltd.	3,395,004	16,933,058
Mahindra & Mahindra Financial Services Ltd.	2,513,945	11,571,273
Mahindra & Mahindra Ltd.	3,364,106	78,015,326
Nestle India Ltd.	159,654	15,861,604
NTPC Ltd.	14,790,304	33,490,240
Oil & Natural Gas Corp. Ltd.	8,097,881	58,051,718
Oil India Ltd.	807,592	8,190,378
Piramal Enterprises Ltd.	448,420	5,092,759
Power Finance Corp. Ltd.	2,594,309	10,692,760
Power Grid Corp. of India Ltd.	11,140,550	23,720,485
Ranbaxy Laboratories Ltd.[a]	1,380,729	14,578,660
Reliance Capital Ltd.	1,030,587	8,981,121
Reliance Communications Ltd.	6,655,923	12,723,913
Reliance Industries Ltd.	13,404,957	220,625,091
Reliance Infrastructure Ltd.	938,789	10,818,971
Reliance Power Ltd.[a]	5,295,592	6,506,038
Rural Electrification Corp. Ltd.	3,073,246	13,591,061
Sesa Sterlite Ltd.	11,585,268	52,914,585
Shriram Transport Finance Co. Ltd.	1,424,466	21,224,966
Siemens Ltd.	633,964	8,298,576
State Bank of India	1,505,813	61,063,844
Sun Pharmaceuticals Industries Ltd.	7,177,656	101,164,968
Tata Consultancy Services Ltd.	4,923,026	204,640,650
Tata Motors Ltd.	8,152,201	70,539,109
Tata Power Co. Ltd.	10,922,633	15,588,332
Tata Steel Ltd.	3,107,218	26,276,679
Tech Mahindra Ltd.	766,192	29,837,042
Ultratech Cement Ltd.	546,226	22,954,905
United Breweries Ltd.	693,851	8,087,115
United Spirits Ltd.	587,276	23,208,919
Wipro Ltd.	6,402,766	59,643,432
Yes Bank Ltd.	1,718,905	16,204,674

		2,940,308,257
INDONESIA — 2.53%
PT Adaro Energy Tbk	134,488,400	15,118,807
PT Astra Agro Lestari Tbk	4,458,000	9,718,230

Security	Shares	Value

PT Astra International Tbk	214,256,500	$138,746,996
PT Bank Central Asia Tbk	133,646,200	127,962,166
PT Bank Danamon Indonesia Tbk	40,519,316	12,989,736
PT Bank Mandiri (Persero) Tbk	101,807,000	90,296,869
PT Bank Negara Indonesia (Persero) Tbk	80,400,776	36,772,315
PT Bank Rakyat Indonesia (Persero) Tbk	120,928,922	114,235,058
PT Bukit Asam (Persero) Tbk	6,722,100	7,671,728
PT Bumi Serpong Damai Tbk	68,856,100	9,447,663
PT Charoen Pokphand Indonesia Tbk	84,286,045	27,705,052
PT Global Mediacom Tbk	59,561,400	9,852,645
PT Gudang Garam Tbk	5,689,100	26,262,996
PT Indo Tambangraya Megah Tbk	3,878,100	9,340,925
PT Indocement Tunggal Prakarsa Tbk	13,793,000	28,594,165
PT Indofood CBP Sukses Makmur Tbk	7,604,900	6,826,369
PT Indofood Sukses Makmur Tbk	51,135,000	30,053,697
PT Jasa Marga (Persero) Tbk	18,690,600	9,906,537
PT Kalbe Farma Tbk	231,877,715	32,905,921
PT Lippo Karawaci Tbk	200,082,400	18,302,045
PT Matahari Department Store Tbk	17,880,100	24,876,993
PT Media Nusantara Citra Tbk	38,071,700	9,129,397
PT Perusahaan Gas Negara (Persero) Tbk	123,897,500	61,432,400
PT Semen Gresik (Persero) Tbk	29,563,400	41,005,870
PT Surya Citra Media Tbk	25,752,900	9,048,465
PT Telekomunikasi Indonesia (Persero) Tbk	503,505,400	114,711,852
PT Tower Bersama Infrastructure Tbk	10,931,600	7,359,380
PT Unilever Indonesia Tbk	15,111,700	40,080,401
PT United Tractors Tbk	21,105,953	39,965,536

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

PT XL Axiata Tbk	22,137,300	$11,260,264

		1,121,580,478
MALAYSIA — 3.78%
AirAsia Bhd	12,885,700	9,852,328
Alliance Financial Group Bhd	9,434,000	14,546,079
AMMB Holdings Bhd	23,181,175	49,127,617
Astro Malaysia Holdings Bhd	8,595,700	8,944,764
Axiata Group Bhd	26,452,100	58,157,695
Berjaya Sports Toto Bhd[b]	11,799,763	14,075,859
British American Tobacco (Malaysia) Bhd	1,541,500	35,211,929
Bumi Armada Bhd[b]	10,012,400	9,370,742
CIMB Group Holdings Bhd	49,302,800	115,436,124
Dialog Group Bhd	23,234,312	12,752,335
DiGi.Com Bhd	32,174,900	58,490,538
Felda Global Ventures Holdings Bhd	11,885,500	14,404,381
Gamuda Bhd	17,829,000	27,320,454
Genting Bhd	22,774,900	69,220,667
Genting Malaysia Bhd	36,649,300	52,439,195
Genting Plantations Bhd	4,210,400	13,438,015
Hong Leong Bank Bhd	4,435,500	20,263,706
Hong Leong Financial Group Bhd	908,000	4,908,731
IHH Healthcare Bhd	22,664,900	35,090,327
IJM Corp. Bhd	15,042,920	31,021,250
IOI Corp. Bhd	34,059,220	51,650,721
IOI Properties Group Bhd[a]	20,015,959	15,621,592
Kuala Lumpur Kepong Bhd	5,937,900	41,520,088
Lafarge Malaysia Bhd	3,931,700	12,723,141
Malayan Banking Bhd	44,929,900	143,969,540
Malaysia Airports Holdings Bhd	5,597,300	13,673,607
Maxis Bhd	19,147,300	39,788,964
MISC Bhd	10,797,900	23,569,020
MMC Corp. Bhd[b]	13,292,600	10,416,473
Petronas Chemicals Group Bhd	25,686,000	51,339,404
Petronas Dagangan Bhd[b]	1,766,500	11,264,800
Petronas Gas Bhd	6,292,400	45,516,091
PPB Group Bhd	5,416,700	25,399,374
Public Bank Bhd[b]	26,940,130	164,786,074
RHB Capital Bhd	4,425,200	12,874,075

Security	Shares	Value

Sapurakencana Petroleum Bhd	36,545,900	$48,928,838
Sime Darby Bhd	29,437,073	88,348,576
Telekom Malaysia Bhd	11,481,000	23,165,977
Tenaga Nasional Bhd	30,783,350	120,906,686
UEM Sunrise Bhd	11,738,900	7,150,599
UMW Holdings Bhd	7,460,600	29,255,398
YTL Corp. Bhd	46,249,162	23,770,191
YTL Power International Bhd[a]	32,782,043	15,496,588

		1,675,208,553
MEXICO — 5.22%
Alfa SAB de CV Series A	31,297,900	100,699,985
America Movil SAB de CV Series L	356,030,900	435,389,399
Arca Continental SAB de CV	4,497,836	33,064,280
Cemex SAB de CV CPO[a]	124,508,560	165,401,987
Coca-Cola FEMSA SAB de CV Series L	4,332,193	47,229,866
Compartamos SAB de CVb	11,590,900	24,749,947
Controladora Comercial Mexicana SAB de CV BC Units	3,933,200	15,148,633
El Puerto de Liverpool SAB de CV Series C1[b]	2,197,700	25,060,385
Fibra Uno Administracion SAB de CV	22,017,600	79,058,263
Fomento Economico Mexicano SAB de CV BD Units	20,804,800	201,961,934
Genomma Lab Internacional SAB de CV Series Ba,b	7,563,400	20,176,008
Gruma SAB de CV Series Ba	1,678,200	19,145,508
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,423,000	16,820,444
Grupo Aeroportuario del Sureste SAB de CV Series B	2,218,600	28,439,413
Grupo Bimbo SAB de CV Series A	15,275,500	48,085,318
Grupo Carso SAB de CV Series A1	4,739,741	28,962,969

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

Grupo Comercial Chedraui SAB de CVb	1,327,400	$4,611,968
Grupo Financiero Banorte SAB de CV Series O	26,062,256	183,475,253
Grupo Financiero Inbursa SAB de CV Series O	23,482,800	71,352,655
Grupo Financiero Santander Mexico SAB de CV Series B	19,440,500	58,222,629
Grupo Lala SAB de CV	3,804,500	9,875,319
Grupo Mexico SAB de CV Series B	40,429,988	146,871,969
Grupo Televisa SAB de CV CPO	27,438,800	204,162,047
Industrias Penoles SAB de CV	1,541,868	39,125,984
Kimberly-Clark de Mexico SAB de CV Series A	18,163,500	48,466,561
Mexichem SAB de CV	10,542,192	45,464,740
Minera Frisco SAB de CV Series A1[a,b]	4,681,241	9,412,246
OHL Mexico SAB de CVa,b	5,980,400	17,563,180
Promotora y Operadora Infraestructura SAB de CVa	2,478,000	34,738,052
Wal-Mart de Mexico SAB de CV Series V	56,324,500	153,351,857

		2,316,088,799
PERU — 0.45%
Compania de Minas Buenaventura SA SP ADR	2,053,058	29,892,524
Credicorp Ltd.	729,183	113,074,408
Southern Copper Corp.	1,709,336	56,083,314

		199,050,246
PHILIPPINES — 1.12%
Aboitiz Equity Ventures Inc.	20,928,790	26,280,992
Aboitiz Power Corp.	8,364,964	7,194,636
Alliance Global Group Inc.	21,184,080	11,952,486
Ayala Corp.	2,502,906	40,212,974
Ayala Land Inc.	66,961,200	50,681,642
Bank of the Philippine Islands	12,142,132	26,456,480
BDO Unibank Inc.	13,785,106	28,613,580
DMCI Holdings Inc.	4,013,000	7,363,303

Security	Shares	Value

Energy Development Corp.	59,867,700	$9,982,527
Globe Telecom Inc.	540,945	22,332,592
International Container Terminal Services Inc.	8,264,580	21,400,713
JG Summit Holdings Inc.	18,746,324	22,121,522
Jollibee Foods Corp.	6,276,029	25,910,211
Megaworld Corp.	60,508,000	6,064,678
Metro Pacific Investments Corp.	58,778,300	6,942,850
Metropolitan Bank & Trust Co.	3,053,008	6,018,487
Philippine Long Distance Telephone Co.	965,058	76,363,534
SM Investments Corp.	2,000,795	35,426,921
SM Prime Holdings Inc.	78,632,125	29,180,454
Universal Robina Corp.	9,115,310	33,973,346

		494,473,928
POLAND — 1.57%
Alior Bank SAa,b	436,994	10,415,911
Bank Handlowy w Warszawie SA	371,157	13,291,468
Bank Millennium SA	4,776,000	11,994,708
Bank Pekao SA	1,425,533	80,297,275
Bank Zachodni WBK SA	310,975	36,034,916
Cyfrowy Polsat SA	2,262,251	18,105,932
ENEA SA	1,460,631	6,852,382
Energa SA	1,108,446	7,228,204
Eurocash SAb	770,972	8,318,931
Getin Noble Bank SAa	5,956,056	4,843,306
Grupa Azoty SA	246,446	5,761,596
Grupa Lotos SAa	718,226	6,770,398
Jastrzebska Spolka Weglowa SAa,b	446,172	4,671,944
KGHM Polska Miedz SA	1,448,575	59,712,632
LPP SA	6,307	16,766,854
mBank SAb	165,991	24,062,686
Orange Polska SA	7,395,100	24,840,375
Polska Grupa Energetyczna SA	7,947,457	54,211,781
Polski Koncern Naftowy Orlen SA	3,385,793	41,753,896
Polskie Gornictwo Naftowe i Gazownictwo SA	19,249,068	29,379,158
Powszechna Kasa Oszczednosci Bank Polski SA	9,409,058	112,560,861

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

Powszechny Zaklad Ubezpieczen SA	609,262	$89,368,971
Synthos SA	6,472,617	9,312,099
Tauron Polska Energia SA	11,965,526	18,674,207

		695,230,491
QATAR — 0.55%
Barwa Real Estate Co.	1,705,955	18,318,917
Commercial Bank of Qatar QSC (The)	619,932	11,594,356
Doha Bank QSC	435,272	7,291,989
Industries Qatar QSC	704,667	37,447,288
Masraf Al Rayan QSC	3,684,569	52,619,353
Ooredoo QSC	635,756	19,956,858
Qatar Electricity & Water Co. QSC	281,988	13,242,873
Qatar Islamic Bank SAQ	435,362	14,228,298
Qatar National Bank SAQ	835,514	46,351,156
Vodafone Qatar QSC	3,875,307	20,583,444

		241,634,532
RUSSIA — 4.29%
Alrosa AO	12,951,100	15,178,155
Gazprom OAO	122,292,017	435,766,333
LUKOIL OAO	5,332,613	296,852,516
Magnit OJSC SP GDR[c]	2,740,340	159,487,788
MegaFon OAO SP GDR[c]	922,853	26,116,740
MMC Norilsk Nickel OJSC	570,086	112,182,836
Mobile TeleSystems OJSC SP ADR	5,404,707	99,716,844
Moscow Exchange MICEX-RTS OJSC	10,185,950	17,097,528
NovaTek OAO SP GDR[c]	959,331	96,508,698
Rosneft Oil Co. OJSC	12,050,787	74,341,628
Rostelecom OJSC	10,356,280	27,546,572
RusHydro OJSC	1,242,867,100	23,050,093
Sberbank of Russia	108,558,521	213,623,958
Severstal OAO	2,184,703	21,027,290
Sistema JSFC SP GDR[c]	1,475,529	33,568,285
Surgutneftegas OJSC	73,914,910	51,811,728
Tatneft OAO Class S	15,298,100	94,877,565
Uralkali OJSC	13,667,315	50,477,141
VTB Bank OJSC	51,186,902,000	52,730,096

		1,901,961,794
SOUTH AFRICA — 7.48%
African Bank Investments Ltd.[b,d]	14,665,413	13,789

Security	Shares	Value

African Rainbow Minerals Ltd.	832,511	$14,219,082
Anglo American Platinum Ltd.[a,b]	689,401	28,722,341
AngloGold Ashanti Ltd.[a]	4,159,205	70,803,549
Aspen Pharmacare Holdings Ltd.	3,387,069	97,340,734
Assore Ltd.	234,252	6,932,365
Barclays Africa Group Ltd.	3,184,584	49,879,459
Barloworld Ltd.	2,297,077	21,892,146
Bidvest Group Ltd.	3,432,730	90,800,121
Brait SEa	2,574,828	19,176,724
Coronation Fund Managers Ltd.	1,781,180	16,747,654
Discovery Ltd.	2,786,998	25,720,128
Exxaro Resources Ltd.[b]	1,589,755	22,553,194
FirstRand Ltd.	33,506,256	136,256,800
Foschini Group Ltd. (The)	2,297,100	24,864,335
Gold Fields Ltd.	7,958,240	37,720,714
Growthpoint Properties Ltd.	19,817,853	46,957,321
Harmony Gold Mining Co. Ltd.[a]	4,288,064	12,994,744
Impala Platinum Holdings Ltd.	5,582,685	50,523,105
Imperial Holdings Ltd.	1,973,250	35,288,955
Investec Ltd.	3,280,234	29,670,582
Kumba Iron Ore Ltd.	645,762	19,338,736
Liberty Holdings Ltd.	1,338,246	16,430,803
Life Healthcare Group Holdings Ltd.	9,358,258	39,402,636
Massmart Holdings Ltd.	723,765	8,899,219
Mediclinic International Ltd.	3,213,835	27,945,866
MMI Holdings Ltd.	9,412,757	24,329,756
Mr. Price Group Ltd.	2,361,138	45,444,924
MTN Group Ltd.	17,512,687	396,906,376
Nampak Ltd.	4,545,841	18,229,697
Naspers Ltd. Class N	4,115,243	524,502,528
Nedbank Group Ltd.	2,416,220	51,957,568
Netcare Ltd.	12,413,515	37,700,184
Northam Platinum Ltd.[a]	2,522,549	10,127,766
Pick n Pay Stores Ltd.[b]	3,787,908	20,123,061
PPC Ltd.	6,437,418	20,040,893
Rand Merchant Insurance Holdings Ltd.	5,137,235	16,278,167
Redefine Properties Ltd.	27,071,094	24,333,796

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

Remgro Ltd.	4,803,300	$109,972,690
RMB Holdings Ltd.	6,101,453	32,115,326
Sanlam Ltd.	19,770,202	122,687,753
Sappi Ltd.[a,b]	4,327,252	17,902,391
Sasol Ltd.	5,767,409	335,283,453
Shoprite Holdings Ltd.	4,717,923	65,409,646
SPAR Group Ltd. (The)	1,943,283	23,820,994
Standard Bank Group Ltd.	13,114,664	170,169,776
Steinhoff International Holdings Ltd.	21,537,419	106,336,374
Tiger Brands Ltd.	1,827,498	52,752,307
Truworths International Ltd.	4,858,485	33,987,559
Vodacom Group Ltd.[b]	3,576,080	43,156,804
Woolworths Holdings Ltd.	8,156,412	60,938,799

		3,315,603,690
SOUTH KOREA — 14.34%
AmorePacific Corp.	36,252	75,439,341
AmorePacific Group	27,207	28,388,980
BS Financial Group Inc.	2,043,075	33,851,432
Celltrion Inc.[a,b]	697,770	28,662,282
Cheil Worldwide Inc.[a]	1,000,978	22,656,388
CJ CheilJedang Corp.	87,124	32,479,779
CJ Corp.	160,336	28,305,285
Coway Co. Ltd.	613,094	51,456,481
Daelim Industrial Co. Ltd.	300,009	25,860,039
Daewoo Engineering & Construction Co. Ltd.[a]	841,431	7,070,361
Daewoo International Corp.	425,263	15,623,104
Daewoo Securities Co. Ltd.[a]	1,633,573	19,010,959
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	1,047,105	25,662,566
DGB Financial Group Inc.	1,409,590	24,606,483
Dongbu Insurance Co. Ltd.	452,777	27,328,717
Doosan Corp.	112,558	13,376,635
Doosan Heavy Industries & Construction Co. Ltd.[b]	502,832	14,307,119
Doosan Infracore Co. Ltd.[a]	1,265,982	14,795,490
E-Mart Co. Ltd.	222,899	53,639,091
GS Engineering & Construction Corp.[a,b]	481,090	17,484,261
GS Holdings Corp.	517,439	21,969,278
Halla Visteon Climate Control Corp.[b]	342,506	18,207,085

Security	Shares	Value

Hana Financial Group Inc.	2,914,276	$122,296,409
Hankook Tire Co. Ltd.	768,155	39,849,059
Hanwha Chemical Corp.[b]	907,788	14,682,897
Hanwha Corp.	425,142	12,683,609
Hanwha Life Insurance Co. Ltd.	2,335,251	16,029,732
Hite Jinro Co. Ltd.[b]	136,289	3,104,962
Hotel Shilla Co. Ltd.	334,337	39,238,723
Hyosung Corp.	241,315	18,658,806
Hyundai Department Store Co. Ltd.	147,258	23,019,274
Hyundai Development Co. Engineering & Construction[b]	544,360	22,119,071
Hyundai Engineering & Construction Co. Ltd.	762,943	48,081,323
Hyundai Glovis Co. Ltd.	139,558	41,635,480
Hyundai Heavy Industries Co. Ltd.	435,433	61,839,688
Hyundai Marine & Fire Insurance Co. Ltd.	617,900	18,982,775
Hyundai Merchant Marine Co. Ltd.[a,b]	654,272	7,936,827
Hyundai Mipo Dockyard Co. Ltd.[b]	129,944	16,532,152
Hyundai Mobis Co. Ltd.	714,589	207,198,743
Hyundai Motor Co.	1,598,958	367,431,544
Hyundai Steel Co.	684,887	51,132,645
Hyundai Wia Corp.	161,201	35,453,250
Industrial Bank of Korea	2,428,153	42,147,535
Kangwon Land Inc.	1,109,856	39,459,844
KB Financial Group Inc.	3,636,075	149,000,361
KCC Corp.	45,905	30,921,756
Kia Motors Corp.	2,750,706	166,027,129
Korea Aerospace Industries Ltd.[b]	482,681	17,113,647
Korea Electric Power Corp.	2,723,726	113,359,867
Korea Gas Corp.[a]	296,540	16,494,754
Korea Investment Holdings Co. Ltd.	335,545	16,844,263
Korea Zinc Co. Ltd.	90,291	37,445,008
Korean Air Lines Co. Ltd.[a]	290,146	10,430,319
KT Corp.	557,161	19,232,344
KT Corp. SP ADR	515,745	8,819,239
KT&G Corp.	1,146,353	107,292,174

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

Kumho Petro Chemical Co. Ltd.[b]	144,924	$11,620,219
LG Chem Ltd.	478,377	127,148,875
LG Corp.	1,031,991	72,161,509
LG Display Co. Ltd.[a]	2,445,697	84,542,315
LG Electronics Inc.[b]	1,112,676	82,961,000
LG Household & Health Care Ltd.	99,802	50,494,034
LG Innotek Co. Ltd.[a,b]	122,847	16,295,598
LG Uplus Corp.	2,179,870	23,541,177
Lotte Chemical Corp.[b]	171,630	27,675,433
Lotte Confectionery Co. Ltd.	5,126	10,970,383
Lotte Shopping Co. Ltd.	106,353	34,823,409
LS Corp.	162,913	11,247,014
LS Industrial Systems Co. Ltd.	181,391	11,198,853
Mirae Asset Securities Co. Ltd.	208,814	9,977,847
NAVER Corp.	294,410	222,996,085
NCsoft Corp.	163,523	23,384,620
OCI Co. Ltd.[a,b]	176,908	25,385,980
ORION Corp.[b]	37,030	31,882,430
Paradise Co. Ltd.[b]	389,758	15,106,750
POSCO	675,740	222,592,002
S-Oil Corp.[b]	459,114	21,213,562
S1 Corp.	232,891	16,996,828
Samsung C&T Corp.	1,344,946	98,952,583
Samsung Card Co. Ltd.	369,215	17,751,596
Samsung Electro-Mechanics Co. Ltd.	608,782	32,962,308
Samsung Electronics Co. Ltd.	1,142,508	1,390,457,983
Samsung Engineering Co. Ltd.[a,b]	300,728	18,952,137
Samsung Fire & Marine Insurance Co. Ltd.	353,369	96,710,782
Samsung Heavy Industries Co. Ltd.	1,658,623	44,575,646
Samsung Life Insurance Co. Ltd.	638,615	67,076,776
Samsung SDI Co. Ltd.[b]	597,118	89,218,775
Samsung Securities Co. Ltd.[b]	611,155	29,866,098
Samsung Techwin Co. Ltd.	384,418	16,169,858

Security	Shares	Value

Shinhan Financial Group Co. Ltd.	4,281,288	$221,675,250
Shinsegae Co. Ltd.	79,007	18,155,364
SK C&C Co. Ltd.	232,441	48,714,150
SK Holdings Co. Ltd.	264,331	41,841,437
SK Hynix Inc.[a]	5,883,926	263,455,043
SK Innovation Co. Ltd.	608,180	56,442,367
SK Networks Co. Ltd.[a]	1,046,836	10,148,822
SK Telecom Co. Ltd.	83,194	22,399,489
SK Telecom Co. Ltd. SP ADR	209,048	6,254,716
Woori Finance Holdings Co. Ltd.[a]	3,066,954	41,590,431
Woori Investment & Securities Co. Ltd.[b]	1,180,928	13,801,466
Yuhan Corp.	93,193	15,900,576

		6,359,965,941
TAIWAN — 11.83%
Acer Inc.[a,b]	27,067,053	22,412,123
Advanced Semiconductor Engineering Inc.[b]	63,147,701	78,695,634
Advantech Co. Ltd.	2,841,800	26,668,169
Asia Cement Corp.[b]	24,320,077	33,359,200
Asia Pacific Telecom Co. Ltd.[b]	14,414,000	9,306,977
ASUSTeK Computer Inc.[b]	7,062,968	73,960,254
AU Optronics Corp.[b]	88,289,000	43,863,156
Catcher Technology Co. Ltd.[b]	6,839,210	69,329,072
Cathay Financial Holding Co. Ltd.	85,806,644	146,405,676
Chailease Holding Co. Ltd.[b]	9,478,820	25,623,146
Chang Hwa Commercial Bank Ltd.	46,139,996	28,711,595
Cheng Shin Rubber Industry Co. Ltd.[b]	17,112,128	39,502,077
Chicony Electronics Co. Ltd.	6,884,088	22,570,403
China Airlines Ltd.[a]	22,475,347	7,519,228
China Development Financial Holding Corp.	153,754,848	51,953,763
China Life Insurance Co. Ltd.	25,322,803	23,509,402
China Motor Co. Ltd.[b]	4,907,000	4,695,144
China Steel Corp.[b]	125,158,313	108,030,460

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

Chunghwa Telecom Co. Ltd.	40,272,410	$125,167,089
Clevo Co.	7,110,553	13,440,600
Compal Electronics Inc.	44,509,908	39,610,028
CTBC Financial Holding Co. Ltd.	137,841,755	100,301,372
CTCI Corp.	3,085,000	5,521,738
Delta Electronics Inc.	19,433,000	136,529,332
E.Sun Financial Holding Co. Ltd.	60,105,232	39,513,150
Eclat Textile Co. Ltd.[b]	1,699,360	14,213,212
Epistar Corp.[b]	8,332,345	18,119,551
EVA Airways Corp.[a]	13,635,800	6,842,876
Evergreen Marine Corp. Ltd.[a]	18,588,325	11,349,323
Far Eastern Department Stores Ltd.[b]	12,458,191	12,545,509
Far Eastern New Century Corp.	31,965,763	34,275,195
Far EasTone Telecommunications Co. Ltd.	15,829,000	33,733,370
Farglory Land Development Co. Ltd.	9,574,727	13,293,561
First Financial Holding Co. Ltd.	73,675,706	45,599,791
Formosa Chemicals & Fibre Corp.	32,836,090	81,731,824
Formosa International Hotels Corp.	265,015	2,979,041
Formosa Petrochemical Corp.[b]	9,433,000	23,826,684
Formosa Plastics Corp.	44,922,280	116,474,355
Formosa Taffeta Co. Ltd.	9,638,000	10,237,584
Foxconn Technology Co. Ltd.	8,836,659	22,172,577
Fubon Financial Holding Co. Ltd.	69,644,969	113,704,170
Giant Manufacturing Co. Ltd.	3,670,203	30,512,887
Hermes Microvision Inc.[b]	383,000	16,465,265
Highwealth Construction Corp.	5,057,900	8,968,358
Hiwin Technologies Corp.[b]	2,099,449	20,509,497
Hon Hai Precision Industry Co. Ltd.[b]	129,861,812	443,147,650
Hotai Motor Co. Ltd.[b]	2,594,000	36,492,431

Security	Shares	Value

HTC Corp.[b]	7,108,708	$32,700,937
Hua Nan Financial Holdings Co. Ltd.	51,427,636	31,915,915
Innolux Corp.[b]	79,171,004	40,260,259
Inotera Memories Inc.[a]	23,446,000	38,356,983
Inventec Corp.	25,379,281	19,953,266
Kinsus Interconnect Technology Corp.	2,534,000	10,724,177
Largan Precision Co. Ltd.	1,024,000	84,789,482
Lite-On Technology Corp.	21,388,157	35,455,519
MediaTek Inc.[b]	14,642,338	244,688,039
Mega Financial Holding Co. Ltd.	96,734,162	83,496,140
Merida Industry Co. Ltd.	2,131,500	15,688,262
Nan Ya Plastics Corp.	50,648,160	119,459,202
Novatek Microelectronics Corp. Ltd.	5,600,000	28,758,301
Pegatron Corp.[b]	15,736,414	33,378,118
Phison Electronics Corp.	1,213,535	8,789,760
Pou Chen Corp.[b]	23,502,220	27,165,879
Powertech Technology Inc.[b]	5,903,300	11,198,110
President Chain Store Corp.	6,288,000	47,648,316
Quanta Computer Inc.	26,725,000	75,461,769
Radiant Opto-Electronics Corp.[b]	4,722,240	20,380,019
Realtek Semiconductor Corp.[b]	4,448,637	16,222,594
Ruentex Development Co. Ltd.[b]	7,718,337	13,866,436
Ruentex Industries Ltd.	6,217,598	15,080,907
ScinoPharm Taiwan Ltd.[b]	3,131,545	6,390,801
Shin Kong Financial Holding Co. Ltd.	62,095,479	20,254,961
Siliconware Precision Industries Co. Ltd.[b]	32,476,190	47,371,636
Simplo Technology Co. Ltd.	3,261,202	18,329,634
SinoPac Financial Holdings Co. Ltd.	72,647,278	33,175,602
Standard Foods Corp.[b]	3,449,066	8,861,955
Synnex Technology International Corp.[b]	13,735,985	20,955,184
Taishin Financial Holdings Co. Ltd.	74,402,025	37,835,124
Taiwan Business Bank Ltd.[a]	27,507,723	8,613,850

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

Taiwan Cement Corp.	37,268,296	$59,224,304
Taiwan Cooperative Financial Holding Co. Ltd.	50,577,808	28,258,122
Taiwan Fertilizer Co. Ltd.	6,863,000	13,018,588
Taiwan Glass Industry Corp.	5,548,176	4,788,911
Taiwan Mobile Co. Ltd.	17,630,600	56,211,712
Taiwan Semiconductor Manufacturing Co. Ltd.[b]	255,640,000	1,060,516,218
Teco Electric and Machinery Co. Ltd.	25,285,000	31,806,628
TPK Holding Co. Ltd.[b]	2,548,827	17,310,245
Transcend Information Inc.	872,000	2,931,901
TSRC Corp.	9,685,992	13,561,458
U-Ming Marine Transport Corp.	4,221,000	6,947,799
Uni-President Enterprises Co.	49,142,576	89,931,547
Unimicron Technology Corp.[b]	11,417,000	9,644,511
United Microelectronics Corp.[b]	125,911,000	57,499,378
Vanguard International Semiconductor Corp.	7,943,000	11,625,976
Walsin Lihwa Corp.[a]	23,964,000	8,578,471
Wistron Corp.[b]	21,373,560	25,027,169
WPG Holdings Co. Ltd.	12,366,532	16,114,699
Yang Ming Marine Transport Corp.[a]	27,899,075	12,553,907
Yuanta Financial Holding Co. Ltd.	85,158,343	45,869,066
Yulon Motor Co. Ltd.[b]	10,513,000	16,882,421
Zhen Ding Technology Holding Ltd.[b]	2,490,075	8,230,689

		5,247,154,356
THAILAND — 2.26%
Advanced Information Service PCL NVDR	10,898,600	71,315,197
Airports of Thailand PCL NVDR	4,683,200	34,750,107
Bangkok Bank PCL Foreign	5,999,000	38,503,287
Bangkok Bank PCL NVDR	5,591,700	35,889,120
Bangkok Dusit Medical Services PCL NVDR	33,448,600	20,421,030
Banpu PCL NVDR	12,185,100	12,303,365
BEC World PCL NVDR	10,493,000	15,604,806

Security	Shares	Value

BTS Group Holdings PCL NVDR	49,254,600	$14,881,243
Bumrungrad Hospital PCL NVDR	1,790,900	7,569,552
Central Pattana PCL NVDR	14,047,500	21,220,785
Charoen Pokphand Foods PCL NVDR	29,338,900	27,097,607
CP All PCL NVDR	47,111,600	70,062,649
Glow Energy PCL NVDR	5,805,800	15,905,056
Home Product Center PCL NVDR[b]	22,819,371	7,501,672
Indorama Ventures PCL NVDR	15,598,980	13,186,364
IRPC PCL NVDR[b]	102,211,700	10,624,385
Kasikornbank PCL Foreign	12,113,500	85,712,304
Kasikornbank PCL NVDR	6,887,900	48,521,525
Krung Thai Bank PCL NVDR	39,131,500	28,791,179
Minor International PCL NVDR	13,023,900	14,373,590
PTT Exploration & Production PCL NVDR	14,249,839	73,390,686
PTT Global Chemical PCL NVDR	16,225,530	31,496,019
PTT PCL NVDR	8,712,300	87,559,433
Siam Cement (The) PCL Foreign	3,194,200	44,002,755
Siam Cement (The) PCL NVDR	1,168,400	16,095,679
Siam Commercial Bank PCL NVDR	17,211,200	100,766,888
Thai Oil PCL NVDR[b]	8,881,900	14,390,680
TMB Bank PCL NVDR	120,598,500	11,478,380
True Corp. PCL NVDR[a]	84,177,521	30,308,124

		1,003,723,467
TURKEY — 1.65%
Akbank TAS	19,426,349	74,178,325
Anadolu Efes Biracilik ve Malt Sanayii ASa	1,805,540	24,013,067
Arcelik ASb	1,904,832	11,431,022
BIM Birlesik Magazalar AS	2,163,651	50,934,206
Coca-Cola Icecek AS	573,270	13,548,400
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	22,321,286	28,134,988
Enka Insaat ve Sanayi AS	3,937,520	9,871,397

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

Eregli Demir ve Celik Fabrikalari TAS[b]	16,848,984	$32,793,036
Ford Otomotiv Sanayi ASa,b	790,984	10,446,509
Haci Omer Sabanci Holding ASb	9,310,475	43,144,999
KOC Holding ASb	6,449,156	33,023,552
Koza Altin Isletmeleri ASb	549,303	5,918,253
Migros Ticaret ASa	1	5
TAV Havalimanlari Holding AS	1,845,772	15,353,278
Tofas Turk Otomobil Fabrikasi AS	1,124,006	6,927,538
Turk Hava Yollari AOa	6,233,759	19,787,877
Turk Telekomunikasyon AS	4,396,000	12,752,362
Turkcell Iletisim Hizmetleri ASa	8,415,551	49,332,339
Turkiye Garanti Bankasi AS	24,717,705	97,017,522
Turkiye Halk Bankasi AS	6,789,127	49,865,689
Turkiye Is Bankasi AS Class C	17,016,453	44,000,930
Turkiye Petrol Rafinerileri AS	1,438,872	33,872,285
Turkiye Sise ve Cam Fabrikalari AS	5,572,107	7,539,819
Turkiye Vakiflar Bankasi TAO Class D	9,502,047	21,928,309
Ulker Biskuvi Sanayi AS	1,157,705	8,583,739
Yapi ve Kredi Bankasi ASb	11,304,720	25,197,852

		729,597,298
UNITED ARAB EMIRATES — 0.54%
Abu Dhabi Commercial Bank PJSC	9,584,051	20,900,409
Aldar Properties PJSC	33,110,250	35,967,356
Arabtec Holding Co.[a]	14,915,775	19,126,693
DP World Ltd.	1,470,898	27,623,465
Dubai Financial Market PJSC	17,274,086	15,989,952
Dubai Islamic Bank PJSC	8,456,984	17,982,071
Emaar Properties PJSC	18,914,676	52,783,226
First Gulf Bank PJSC	5,454,806	27,102,874
National Bank of Abu Dhabi PJSC	5,340,984	20,357,408

		237,833,454

TOTAL COMMON STOCKS
(Cost: $37,699,853,887)		41,312,184,950

Security	Shares	Value

PREFERRED STOCKS — 6.39%

BRAZIL — 5.05%
AES Tiete SA	1,148,600	$10,328,186
Banco Bradesco SA	21,867,758	399,132,639
Banco do Estado do Rio Grande do Sul SA Class B	1,990,800	13,746,223
Bradespar SA	2,382,500	21,774,765
Braskem SA Class A	1,684,900	11,483,419
Centrais Eletricas Brasileiras SA Class B	2,514,737	13,879,914
Companhia Brasileira de Distribuicao	1,344,286	68,441,403
Companhia Energetica de Minas Gerais	7,614,602	65,203,358
Companhia Energetica de Sao Paulo Class B	1,879,900	26,624,670
Companhia Paranaense de Energia Class B	1,095,375	19,415,241
Gerdau SA	8,990,185	52,071,595
Itau Unibanco Holding SA	28,966,852	522,492,077
Itausa – Investimentos Itau SA	34,180,465	166,506,701
Lojas Americanas SA	5,188,170	36,727,945
Metalurgica Gerdau SA	2,975,600	21,091,379
Oi SA	24,933,268	16,157,511
Petroleo Brasileiro SA	43,278,927	451,638,151
Suzano Papel e Celulose SA Class A	3,141,100	12,507,967
Telefonica Brasil SA	3,152,967	67,426,190
Usinas Siderurgicas de Minas Gerais SA Class Aa	4,045,800	14,609,758
Vale SA Class A	19,618,851	227,705,106

		2,238,964,198
CHILE — 0.08%
Embotelladora Andina SA Class B	2,311,266	7,576,294
Sociedad Quimica y Minera de Chile SA Series B	1,012,934	27,729,796

		35,306,090
COLOMBIA — 0.30%
Banco Davivienda SA	1,013,555	16,853,399
Bancolombia SA	4,591,374	72,755,490
Grupo Argos SA	1,130,982	13,794,980

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value

Grupo Aval Acciones y Valores SA	17,400,983	$13,015,930
Grupo de Inversiones Suramericana SA	809,505	18,397,361

		134,817,160
RUSSIA — 0.24%
AK Transneft OAO	16,535	36,376,176
Sberbank of Russia	10,334,738	15,410,822
Surgutneftegas OJSC	75,498,900	55,564,080

		107,351,078
SOUTH KOREA — 0.72%
Hyundai Motor Co. Ltd.	210,091	31,080,083
Hyundai Motor Co. Ltd. Series 2	370,515	57,370,536
LG Chem Ltd.	79,510	13,840,441
Samsung Electronics Co. Ltd.	215,447	216,732,521

		319,023,581

TOTAL PREFERRED STOCKS
(Cost: $2,534,046,945)		2,835,462,107

WARRANTS — 0.00%

THAILAND — 0.00%
Indorama Ventures PCL NVDR (Expires 8/24/17)[a]	1,536,398	—
Indorama Ventures PCL NVDR (Expires 8/24/18)[a]	1,181,844	—

		—

TOTAL WARRANTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 3.23%

MONEY MARKET FUNDS — 3.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	1,288,620,844	1,288,620,844
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,f,g]	81,122,217	81,122,217
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	60,786,501	60,786,501

		1,430,529,562

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,430,529,562)		1,430,529,562

Value

TOTAL INVESTMENTS IN SECURITIES — 102.80%
(Cost: $41,664,430,394)	$45,578,176,619
Other Assets, Less Liabilities — (2.80)%	(1,241,775,976)

NET ASSETS — 100.00%	$44,336,400,643

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of August 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
2,800	MSCI Emerging Markets E-Mini (Sept. 2014)	NYSE Liffe	$152,012,000	$6,299,526

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Statement of Assets and Liabilities

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2014

ASSETS
Investments, at cost:
Unaffiliated	$40,233,900,832
Affiliated (Note 2)	1,430,529,562

Total cost of investments	$41,664,430,394

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$44,147,647,057
Affiliated (Note 2)	1,430,529,562

Total fair value of investments	45,578,176,619
Foreign currency, at value[b]	66,224,001
Cash	34,357,462
Cash pledged to broker	5,983,010
Receivables:
Investment securities sold	109,173,594
Due from custodian (Note 4)	95,942
Dividends and interest	71,968,868
Capital shares sold	58,109,170

Total Assets	45,924,088,666

LIABILITIES
Payables:
Investment securities purchased	190,003,812
Collateral for securities on loan (Note 1)	1,369,743,061
Futures variation margin	243,135
Foreign taxes (Note 1)	3,472,462
Investment advisory fees (Note 2)	24,225,553

Total Liabilities	1,587,688,023

NET ASSETS	$44,336,400,643

Net assets consist of:
Paid-in capital	$48,142,717,237
Undistributed net investment income	173,862,959
Accumulated net realized loss	(7,900,251,692)
Net unrealized appreciation	3,920,072,139

NET ASSETS	$44,336,400,643

Shares outstanding[c]	982,800,000

Net asset value per share	$45.11

[a]	Securities on loan with a value of $1,288,540,140. See Note 1.
[b]	Cost of foreign currency: $66,214,437.
[c]	$0.001 par value, number of shares authorized: 2 billion.

See notes to consolidated financial statements.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

iSHARES® MSCI EMERGING MARKETS ETF

Year ended August 31, 2014

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,002,192,423
Interest — affiliated (Note 2)	10,782
Securities lending income — affiliated (Note 2)[b]	20,304,239

1,022,507,444
Less: Other foreign taxes (Note 1)	(4,977,501)

Total investment income	1,017,529,943

EXPENSES
Investment advisory fees (Note 2)	258,410,222
Mauritius income taxes (Note 1)	1,047,435
Commitment fees (Note 8)	68,560
Interest expense (Note 8)	5,367

Total expenses	259,531,584
Less investment advisory fees waived (Note 2)	(784,811)

Net expenses	258,746,773

Net investment income	758,783,170

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,503,688,768)
In-kind redemptions — unaffiliated	523,811,253
Futures contracts	28,111,882
Foreign currency transactions	(18,733,713)

Net realized loss	(970,499,346)

Net change in unrealized appreciation/depreciation on:
Investments	6,253,004,868
Futures contracts	10,980,560
Translation of assets and liabilities in foreign currencies	3,281,195

Net change in unrealized appreciation/depreciation	6,267,266,623

Net realized and unrealized gain	5,296,767,277

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,055,550,447

[a]	Net of foreign withholding tax of $118,489,281.
[b]	Net of securities lending income tax paid $1,145,038.

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	25

Consolidated Statements of Changes in Net Assets

iSHARES® MSCI EMERGING MARKETS ETF

	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$758,783,170	$751,988,177
Net realized loss	(970,499,346)	(879,811,483)
Net change in unrealized appreciation/depreciation	6,267,266,623	(306,437,138)

Net increase (decrease) in net assets resulting from operations	6,055,550,447	(434,260,444)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(673,353,625)	(729,020,568)

Total distributions to shareholders	(673,353,625)	(729,020,568)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,425,662,994	15,077,037,675
Cost of shares redeemed	(12,275,651,505)	(13,366,192,611)

Net increase in net assets from capital share transactions	4,150,011,489	1,710,845,064

INCREASE IN NET ASSETS	9,532,208,311	547,564,052

NET ASSETS
Beginning of year	34,804,192,332	34,256,628,280

End of year	$44,336,400,643	$34,804,192,332

Undistributed net investment income included in net assets at end of year	$173,862,959	$99,170,750

SHARES ISSUED AND REDEEMED
Shares sold	388,800,000	355,500,000
Shares redeemed	(311,400,000)	(323,550,000)

Net increase in shares outstanding	77,400,000	31,950,000

See notes to consolidated financial statements.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® MSCI EMERGING MARKETS ETF

(For a share outstanding throughout each period)

	Year ended Aug. 31, 2014 (Consolidated)	Year ended Aug. 31, 2013 (Consolidated)	Year ended Aug. 31, 2012 (Consolidated)	Year ended Aug. 31, 2011 (Consolidated)	Year ended Aug. 31, 2010
Net asset value, beginning of year	$38.44	$39.22	$42.71	$40.19	$35.48

Income from investment operations:
Net investment income[a]	0.83	0.75	0.86	0.81	0.58
Net realized and unrealized gain (loss)[b]	6.55	(0.76)	(3.53)	2.56	4.73

Total from investment operations	7.38	(0.01)	(2.67)	3.37	5.31

Less distributions from:
Net investment income	(0.71)	(0.77)	(0.82)	(0.85)	(0.60)

Total distributions	(0.71)	(0.77)	(0.82)	(0.85)	(0.60)

Net asset value, end of year	$45.11	$38.44	$39.22	$42.71	$40.19

Total return	19.34%	(0.08)%	(6.18)%	8.23%	14.97%

Ratios/Supplemental data:
Net assets, end of year (000s)	$44,336,401	$34,804,192	$34,256,628	$33,496,549	$39,766,955
Ratio of expenses to average net assets	0.67%	0.67%	0.68%	0.67%	0.68%
Ratio of expenses to average net assets prior to waived fees	0.68%	0.67%	0.69%	0.67%	0.68%
Ratio of net investment income to average net assets	1.98%	1.78%	2.13%	1.76%	1.45%
Portfolio turnover rate[c]	22%	24%	15%	17%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013, August 31, 2012 and August 31, 2011 were 7%, 9%, 10% and 15%, respectively. See Note 4.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Consolidated Financial Statements

iSHARES® MSCI EMERGING MARKETS ETF

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
MSCI Emerging Markets	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

The Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of August 31, 2014. The breakdown of the Fund’s investments into major categories is disclosed in its consolidated schedule of investments.

	Investments
Investment Type	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks	$41,302,779,330	$9,391,831		$13,789	$41,312,184,950
Preferred Stocks	2,835,462,107	—		—	2,835,462,107
Warrants	—	0	[a]	—	0	[a]
Money Market Funds	1,430,529,562	—		—	1,430,529,562
Futures Contracts[b]	6,299,526	—		—	6,299,526

	$45,575,070,525	$9,391,831		$13,789	$45,584,476,145

[a]	Rounds to less than $1.
[b]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2014, if any, are disclosed in the Fund’s consolidated statement of assets and liabilities.

The Fund conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the consolidated statement of operations. Further, the Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiary’s ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Fund may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Fund, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of August 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedule of investments. The value of any securities on loan as of August 31, 2014 and the value of the related collateral are disclosed in the consolidated statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the consolidated statement of operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements which are subject to offset under an MSLA as of August 31, 2014:

Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
$1,288,540,140	$1,288,540,140	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.75%		First $14 billion
0.68		Over $14 billion, up to and including $28 billion
0.61		Over $28 billion, up to and including $42 billion
0.54	[a]	Over $42 billion, up to and including $56 billion
0.47	[a]	Over $56 billion, up to and including $70 billion
0.41	[a]	Over $70 billion, up to and including $84 billion
0.35	[a]	Over $84 billion

[a]	Investment advisory fee was reduced effective July 1, 2014. Prior to this date, the investment advisory fee for these breakpoint levels were 0.56%, 0.50%, 0.45% and 0.40%, respectively.

For the year ended August 31, 2014, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $784,811.

BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2015 in an amount equal to the Fund’s pro rata share of the fees and expenses attributable to the Fund’s investment in other iShares funds. The Fund did not hold any iShares Funds during the year ended August 31, 2014.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, the Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the Fund retains 75% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) the Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2014, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $8,714,344.

Prior to January 1, 2014, the Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

Cross trades for the year ended August 31, 2014, if any, were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

The Fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2014, were $ 11,064,753,979 and $ 8,451,267,337, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2014, were $7,515,819,648 and $5,791,343,761, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statement of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the consolidated statement of assets and liabilities.

5.	FINANCIAL FUTURES CONTRACTS

The Fund may purchase or sell financial futures contracts in an effort to help the Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Fund as of August 31, 2014 and the related locations in the consolidated statement of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[a]	$6,299,526

[a]

Represents cumulative appreciation of futures contracts as reported in the consolidated schedule of investments. Only current day’s variation margin is reported separately within the consolidated statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Fund during the year ended August 31, 2014 and the related locations in the consolidated statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$28,111,882	$10,980,560

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2014:

Average number of contracts purchased	2,974
Average number of contracts sold	(196)
Average value of contracts purchased	$147,191,295
Average value of contracts sold	$(9,936,220)

6.	MARKET AND CREDIT RISK

In the normal course of business, the Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s consolidated schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its consolidated schedule of investments.

The Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the consolidated statement of assets and liabilities.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2014, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$456,390,241	$(10,737,336)	$(445,652,905)

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

	2014	2013
Ordinary income	$673,353,625	$729,020,568

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
$264,497,248	$(5,790,591,468)	$2,696,435,746	$(976,658,120)	$(3,806,316,594)

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purpose of unrealized gains on investments in passive foreign investment companies.

[b]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
$3,444,042,588	$29,973,301	$13,844,901	$228,196,854	$1,201,366,175	$873,167,649	$5,790,591,468

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2014, the cost of investments for federal income tax purposes was $42,881,767,261. Net unrealized appreciation was $2,696,409,358, of which $7,609,310,065 represented gross unrealized appreciation on securities and $4,912,900,707 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

8.	LINE OF CREDIT

The Fund, along with certain other iShares funds, is a party to a $150 million credit agreement with State Street Bank and Trust Company, which expires October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended August 31, 2014, the Fund’s maximum amount borrowed, the average borrowings and the average interest rate under the credit agreement were $24,000,000, $460,274 and 1.15%, respectively.

9.	LEGAL PROCEEDINGS

On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund (the “Plaintiffs”) against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF. The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the above eight funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts, and monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit. On August 28, 2013, the court dismissed the claims without prejudice. The deadline for the Plaintiffs’ request to amend the complaint was September 17, 2013. The Plaintiffs submitted a motion to extend the time to file and the court granted the 30-day extension until October 17, 2013. The Plaintiffs did not amend their complaint prior to this deadline. The Court dismissed the complaint with prejudice on October 24, 2013. The Plaintiffs filed a notice of appeal on November 8, 2013. On February 13, 2014, the Plaintiffs filed an appeal brief with the United States Court of Appeals for the Sixth Circuit (“the Sixth Circuit”). The Defendants filed a response on March 17, 2014. The Plaintiffs filed their response on

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

April 3, 2014. Oral argument of the Plaintiff’s appeal was heard by the Sixth Circuit on July 30, 2014. On September 30, 2014, the Sixth Circuit affirmed the dismissal of the lawsuit.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares MSCI Emerging Markets ETF and its subsidiary (the “Fund”) at August 31, 2014, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2014

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® MSCI EMERGING MARKETS ETF

For the fiscal year ended August 31, 2014, the Fund earned foreign source income of $1,119,908,950 and paid foreign taxes of $124,221,501 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $653,311,329 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014.

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	41

Board Review and Approval of Investment Advisory

Contract

iSHARES® MSCI EMERGING MARKETS ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following receipt of a proposal from the Board and negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to reduce the advisory fee for certain breakpoint tiers, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Supplemental Information (Unaudited)

iSHARES® MSCI EMERGING MARKETS ETF

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.644808	$—	$0.061600	$0.706408	91%	—%	9%	100%

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	54	3.91
Greater than 0.5% and Less than 1.0%	258	18.68
Between 0.5% and –0.5%	737	53.34
Less than –0.5% and Greater than –1.0%	181	13.10
Less than –1.0% and Greater than –1.5%	69	4.99
Less than –1.5% and Greater than –2.0%	23	1.66
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Emerging Markets ETF (the “Fund”) for marketing to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

SUPPLEMENTAL INFORMATION	47

Supplemental Information (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2013 is USD 7,774,980. This figure is comprised of fixed remuneration of USD 3,057,085 and variable remuneration of USD 4,717,895. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Emerging Markets ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 1,249,110.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 312 funds (as of August 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (57)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013);Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	49

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	51

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	53

Notes:

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily and monthly basis on the Fund’s website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-85-0814

AUGUST 31, 2014

2014 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI All Country World Minimum Volatility ETF | ACWV | NYSE Arca
➢	iShares MSCI Emerging Markets EMEA ETF | EEME | NASDAQ
➢	iShares MSCI Frontier 100 ETF | FM | NYSE Arca
➢	iShares MSCI World ETF | URTH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equities advanced for the 12-month period ended August 31, 2014 (the “reporting period”), although sluggish economic recovery in Europe, U.S. Federal Reserve Bank (“Fed”) actions, and slower economic growth in China kept volatility levels elevated.

For U.S. equities, the reporting period began in an environment of volatility, as concern mounted that the Fed would begin to taper its ongoing quantitative easing program, QE3. Market sentiment soon turned positive, though, when the Fed announced that it would delay any tapering of stimulus until the economic recovery appeared more sustainable. When the Fed did, in fact, begin to reduce its bond-buying program at the end of 2013, the effect on markets was positive, as investors had already digested the possibility of tapering and were reassured that the reduction of the stimulus would be gradual. Although gross domestic product (“GDP”) contracted in the first quarter of 2014, it expanded by 4.2% in the second quarter. The housing sector showed signs of improvement, with housing starts and building permits rising in July 2014, and consumer sentiment remained high throughout the second half of the reporting period. Also, in August 2014, the S&P 500® broke 2,000, reaching a new high.

European equities delivered some of the strongest returns among international equity markets for the reporting period, despite slow and uneven economic recovery in the eurozone. For the third quarter of 2013, the eurozone as a whole experienced GDP growth of 0.1%, representing a decline from the previous quarter. In the fourth quarter of 2013 and first quarter of 2014, GDP growth for the eurozone registered only 0.3% and 0.2%, respectively, before stagnating completely in the second quarter of 2014. Underlying the GDP figures for the entire area, Germany’s GDP grew 0.7% in the first quarter of 2014 over the previous quarter, its largest growth rate in three years, but contracted in the second quarter of 2014. France’s economy demonstrated uneven growth before stagnating in the first and second quarters of 2014 amid weak consumer spending and business investment. Elsewhere in Europe, Spain’s economy gained strength, growing 0.6% in the second quarter of 2014, its largest rate in more than six years. Italy’s economy expanded by 0.1% in the fourth quarter of 2013, but contracted again in the first and second quarters of 2014. Unemployment levels remained stubbornly high among many European markets. The United Kingdom experienced healthy economic growth. GDP growth remained steady in the U.K. throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014 largely on the strength of its services and production sectors.

Japanese equities achieved positive returns in an uneven environment, as conflicting data influenced markets to change direction throughout the reporting period. Early in the reporting period, Japanese equities benefited from the Bank of Japan’s measures to improve economic conditions through quantitative easing. The Nikkei Index rallied and the Japanese yen declined, which in turn helped export levels, although not to the extent that had been expected. Economic growth, as measured by GDP, was uneven during the reporting period. GDP growth was positive for the third and fourth quarters of 2013. The fourth quarter of 2013 figures were revised downward in early 2014, however, and disappointing economic data provided cause for concern that Japan’s growth trajectory might slow in the first quarter of 2014. Stock markets were strengthened when economic data indicated Japan’s economy grew at an annualized 6.7% pace in the first quarter of 2014, surpassing the forecast for the quarter. However, concerns surrounding an increase in the country’s consumption tax — its first increase in 17 years — weighed on markets later in the reporting period. Consumer spending, which had improved in anticipation of the consumption tax increase, slumped in the months following the implementation in April 2014, largely causing GDP to contract in the second quarter of 2014.

Emerging market countries as a group delivered double-digit returns and slightly outperformed broad international indices for the reporting period. Early in the reporting period, concern regarding the Fed tapering its quantitative easing program led investors to abandon emerging market holdings. Political uncertainty among some emerging markets compounded investor aversion to emerging markets. As the reporting period progressed, rising expectations that the Fed would be slower to raise rates than originally had been anticipated, as well as reduced political unrest, helped to refuel investors’ appetite for risk, boosting returns for emerging markets equities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.70%	16.83%	16.53%	16.70%	16.83%	16.53%
Since Inception	13.87%	13.80%	13.58%	45.20%	44.92%	44.09%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,084.30	$1.05	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

The iShares MSCI All Country World Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets, as represented by the MSCI ACWI Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 16.70%, net of fees, while the total return for the Index was 16.53%.

Lower volatility stocks worldwide, as represented by the Index, achieved double-digit gains for the reporting period.

The United States, the largest country weighting at an average of 51% of the Index, produced positive absolute returns and was the largest contributor by far to Index performance. The continued low-interest-rate environment, improving economic growth (as measured by GDP growth), and improving consumer sentiment all contributed to stock market strength.

Canada was also a notable contributor to Index returns. Representing 9% of the Index on average during the reporting period, the Canadian market generated strong absolute gains amid resurgence among energy and gold mining stocks.

Japan, which accounted for an average of 13% of the Index, achieved solid results and contributed meaningfully to Index results, despite volatility during the reporting period. Japan’s Nikkei Index delivered outsized gains early in the reporting period, helped by government initiatives aimed at revitalizing the country’s stagnant economy. During the remainder of the reporting period, however, Japanese stocks experienced considerable volatility amid conflicting economic data and the negative effects of an increased consumption tax.

Switzerland comprised an average of 6% of the Index during the reporting period. Despite uneven GDP growth throughout the reporting period, Switzerland benefited from a widening trade surplus and increasing foreign investment. The Swiss equity market achieved healthy gains and contributed meaningfully to Index returns.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*
Financials	16.77%
Health Care	15.76
Consumer Staples	14.04
Consumer Discretionary	11.50
Industrials	9.17
Telecommunication Services	8.81
Utilities	8.24
Information Technology	7.54
Energy	5.20
Materials	2.97

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*
United States	50.02%
Japan	12.31
Canada	9.13
Switzerland	5.91
China	4.93
Taiwan	3.83
Hong Kong	3.19
United Kingdom	2.80
Singapore	1.46
Malaysia	1.32

TOTAL	94.90%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS EMEA ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.61%	9.67%	9.98%	9.61%	9.67%	9.98%
Since Inception	3.11%	3.59%	3.55%	8.35%	9.67%	9.55%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/18/12. The first day of secondary market trading was 1/19/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,060.10	$2.54	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS EMEA ETF

The iShares MSCI Emerging Markets EMEA ETF (the “Fund”) seeks to track the investment results of an index composed of European, Middle Eastern and African emerging market equities, as represented by the MSCI Emerging Markets EMEA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 9.61%, net of fees, while the total return for the Index was 9.98%.

As represented by the Index, equities of emerging market countries in Europe, the Middle East, and Africa advanced modestly for the reporting period, although the group underperformed the broad emerging markets.

The key drivers of underperformance in these emerging markets were expectations of Fed policy and geopolitical conflict. In the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment. During the reporting period, expectations of the Fed tapering its quantitative easing program drove many investors away from emerging market holdings, particularly in early 2014. In addition, political unrest among some emerging markets compounded investor aversion to certain emerging markets.

South African equities, which comprised an average of 42% of the Index during the reporting period, generated strong returns despite uneven economic activity. Following healthy GDP growth of 3.8% in the fourth quarter of 2013, GDP contracted in the first quarter of 2014 and then gained only 0.6% in the second quarter of 2014. A five-month strike in the country’s platinum mines helped curb economic growth.

During the reporting period, Russian equities accounted for an average of 31% of the Index. Russian equities as a group declined during the reporting period, which contributed to the Index’s relative underperformance. Western countries imposed sanctions on Russia beginning in the spring of 2014, including restricting access to western financial markets, due to Russia’s role in the Ukraine crisis. Russia, in turn, imposed bans on food imports from a number of western countries. As a result, economic conditions slowed to near-recession levels in Russia, with the country’s GDP shrinking 0.3% during the second quarter of 2014.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*
Financials	33.37%
Energy	20.52
Consumer Discretionary	12.21
Telecommunication Services	10.73
Materials	8.49
Consumer Staples	5.61
Industrials	3.64
Health Care	2.84
Utilities	2.59

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*
South Africa	42.42%
Russia	25.69
Turkey	9.26
Poland	8.97
Greece	3.91
Qatar	3.22
United Arab Emirates	3.04
Czech Republic	1.23
Egypt	1.18
Hungary	1.08

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI FRONTIER 100 ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	28.56%	27.73%	29.55%	28.56%	27.73%	29.55%
Since Inception	24.91%	25.52%	25.57%	54.97%	56.47%	56.49%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/12. The first day of secondary market trading was 9/13/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,123.40	$4.23	$1,000.00	$1,021.20	$4.02	0.79%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRONTIER 100 ETF

The iShares MSCI Frontier 100 ETF (the “Fund”) seeks to track the investment results of an index composed of frontier market equities, as represented by the MSCI Frontier Markets 100 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 28.56%, net of fees, while the total return for the Index was 29.55%.

Frontier markets, as represented by the Index, experienced strong gains during the reporting period and outpaced the performance of broader international markets.

Kuwait’s equity market contributed positively to Index results. Holding the sixth largest proven oil reserves in the world, Kuwait is the tenth largest producer of oil and the eighth largest exporter of oil. During the reporting period, export levels declined, largely due to lower oil prices as a result of increased supply in non-OPEC countries. Kuwait’s economic growth, as measured by annual GDP, expanded only 0.82% for 2013.

Nigeria’s equity market also contributed to Index performance. In April of 2014, Nigeria’s National Bureau of Statistics revised its GDP methodology, basing GDP on production patterns in 2010 and increasing the number of industries it measures, with greater emphasis given to industries such as telecommunications and financial services. As a result, Nigeria surpassed South Africa as the largest economy on the African continent.

Argentina’s equity market outpaced most global markets during the reporting period, as investors flocked to high-yielding companies, particularly those backed by the government. Late in the reporting period, however, Argentina defaulted on certain of its sovereign debt as negotiations with U.S. hedge funds failed to reach resolution.

Qatar’s equities contributed meaningfully to Index gains. The Qatar economy, as measured by annualized GDP, grew 6.2% in the first quarter of 2014, the most recent quarter for which data is available. The country’s successful bid in 2010 to host the 2022 FIFA World Cup continued to drive sizable infrastructure projects, estimated at $200 billion and including new roads, a new rail and metro system, and new airport.

In May 2014, the global index provider MSCI upgraded both Qatar and its neighbor, United Arab Emirates, from frontier market status to emerging market status. The upgrade created the potential for higher capital flows and greater access to funds from around the world. Indeed, in anticipation of the shift, investment dollars flowed into the two markets, lifting stock prices.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	53.68%
Telecommunication Services	14.07
Energy	12.60
Consumer Staples	6.87
Industrials	6.82
Materials	4.10
Utilities	1.01
Health Care	0.85

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*

Kuwait	23.16%
Nigeria	14.29
Argentina	8.00
Qatar	7.98
United Arab Emirates	7.56
Pakistan	7.18
Kenya	5.47
Oman	5.26
Kazakhstan	4.75
Morocco	3.84

TOTAL	87.49%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI WORLD ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.07%	18.51%	21.10%	21.07%	18.51%	21.10%
Since Inception	17.69%	17.75%	17.59%	53.74%	53.95%	53.39%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,055.80	$1.24	$1,000.00	$1,024.00	$1.22	0.24%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI WORLD ETF

The iShares MSCI World ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, as represented by the MSCI World Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 21.07%, net of fees, while the total return for the Index was 21.10%.

Global stocks, as represented by the Index, achieved strong gains for the reporting period. Equity markets faced challenges throughout the reporting period, however, keeping volatility levels high.

The United States, the largest country weighting at an average of 55% of the Index, produced strong positive absolute returns and was the largest contributor by far to Index performance. The continued low-interest-rate environment, improving economic growth (as measured by GDP growth), and improving consumer sentiment all contributed to stock market strength, resulting in strong returns for United States equities.

United Kingdom equities, which represented an average of 9% of the Index, delivered sound gains and contributed notably to Index results. The country’s GDP growth continued its positive trajectory throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014, as the services and production sectors improved.

Japanese equities, which accounted for an average 8% of the Index, achieved modestly positive results and contributed to Index performance despite volatility during the reporting period. Japan’s Nikkei Index delivered outsized gains early in the reporting period, helped by government initiatives aimed at revitalizing the country’s stagnant economy. During the remainder of the reporting period, however, Japanese stocks experienced considerable volatility amid conflicting economic data and the negative effects of an increased consumption tax.

Canada was a notable contributor to Index returns. Representing 4% of the Index on average during the reporting period, the Canadian market generated strong absolute gains amid resurgence among energy and gold mining stocks.

France and Germany each represented 4% of the Index on average during the reporting period. Both markets achieved solid returns and contributed to positive Index results, despite uneven levels of economic recovery in both countries.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*
Financials	20.80%
Information Technology	12.88
Health Care	12.06
Consumer Discretionary	11.83
Industrials	10.78
Energy	9.73
Consumer Staples	9.47
Materials	5.67
Telecommunication Services	3.46
Utilities	3.31
0.01

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*
United States	55.80%
United Kingdom	8.57
Japan	8.08
Canada	4.38
France	3.91
Switzerland	3.73
Germany	3.47
Australia	3.30
Spain	1.45
Hong Kong	1.22

TOTAL	93.91%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2014 and held through August 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value
COMMON STOCKS — 99.28%

CANADA — 9.09%
Agnico-Eagle Mines Ltd.	111,078	$4,257,777
Bank of Montreal	64,452	4,970,781
Bank of Nova Scotia	98,281	6,527,000
Barrick Gold Corp.	36,637	675,154
BCE Inc.	172,331	7,776,541
Bell Aliant Inc.[a]	50,545	1,437,486
Canadian Imperial Bank of Commerce	46,034	4,409,673
Dollarama Inc.	44,531	3,800,170
Enbridge Inc.	270,811	13,538,678
Fairfax Financial Holdings Ltd.	5,627	2,598,924
First Capital Realty Inc.	63,137	1,124,505
Franco-Nevada Corp.	36,825	2,079,649
Goldcorp Inc.	179,660	5,056,483
H&R Real Estate Investment Trust	34,946	745,150
Intact Financial Corp.	88,509	6,030,606
National Bank of Canada	214,241	10,331,364
Pembina Pipeline Corp.	118,767	5,471,110
RioCan Real Estate Investment Trust	66,896	1,670,627
Shaw Communications Inc. Class B	260,099	6,567,515
TELUS Corp. NVS	121,856	4,454,105
Thomson Reuters Corp.	58,626	2,226,680
Tim Hortons Inc.	80,991	6,525,571
TransCanada Corp.	265,549	14,303,783

		116,579,332
CHILE — 0.20%
Banco de Chile	16,360,744	1,996,542
Empresa Nacional de Electricidad SA	411,768	629,098

		2,625,640
CHINA — 4.91%
Bank of China Ltd. Class H	7,144,000	3,318,439
Beijing Capital International Airport Co. Ltd. Class H	728,000	569,238
Beijing Enterprises Holdings Ltd.	376,000	3,240,815
China Communications Services Corp. Ltd. Class H	1,128,000	544,341
China Construction Bank Corp. Class H	8,446,000	6,277,164

Security	Shares	Value
China Gas Holdings Ltd.	752,000	$1,339,019
China Mengniu Dairy Co. Ltd.	376,000	1,744,121
China Mobile Ltd.	1,222,000	15,199,809
China Resources Gas Group Ltd.[a]	752,000	2,188,035
China Resources Power Holdings Co. Ltd.	376,000	1,137,681
China Unicom (Hong Kong) Ltd.	1,128,000	2,011,440
Guangdong Investment Ltd.	1,128,000	1,363,762
Haier Electronics Group Co. Ltd.[a]	376,000	1,086,740
Hanergy Solar Group Ltd.[a]	4,112,000	673,824
Hengan International Group Co. Ltd.	282,000	3,007,335
Industrial and Commercial Bank of China Ltd. Class H	1,692,000	1,122,156
Jiangsu Expressway Co. Ltd. Class H	752,000	856,778
Kunlun Energy Co. Ltd.[a]	1,128,000	1,862,983
Lenovo Group Ltd.[a]	1,504,000	2,297,680
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	468,700	961,572
Shenzhou International Group Holdings Ltd.[a]	376,000	1,171,642
Sihuan Pharmaceutical Holdings Group Ltd.[a]	2,243,000	1,502,057
Sino Biopharmaceutical Ltd.	2,256,000	2,078,391
Sinopharm Group Co. Ltd. Class H	220,800	770,648
SOHO China Ltd.[a]	934,000	764,058
Sun Art Retail Group Ltd.[a]	1,592,000	1,900,092
Tingyi (Cayman Islands) Holding Corp.	752,000	2,110,411
Yuexiu Property Co. Ltd.[a]	3,760,000	805,352
Zhejiang Expressway Co. Ltd. Class H	1,104,000	1,098,281

		63,003,864
COLOMBIA — 0.10%
Corporacion Financiera Colombiana SA NVS	32,502	692,920
Ecopetrol SA	328,886	570,015

		1,262,935
CZECH REPUBLIC — 0.06%
O2 Czech Republic AS	52,674	740,011

		740,011

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value
EGYPT — 0.08%
Commercial International Bank (Egypt) SAE	151,888	$981,636

		981,636
FRANCE — 0.21%
Iliad SA	12,205	2,687,979

		2,687,979
GERMANY — 0.43%
Fresenius Medical Care AG & Co. KGaA	23,481	1,659,969
Kabel Deutschland Holding AG	13,332	1,886,042
MAN SE	16,339	1,942,337

		5,488,348
HONG KONG — 3.17%
Cheung Kong Infrastructure Holdings Ltd.	376,000	2,714,425
CLP Holdings Ltd.	1,128,000	9,547,789
Hang Seng Bank Ltd.	506,300	8,551,405
Hong Kong and China Gas Co. Ltd. (The)[a]	204,600	464,103
Link REIT (The)	1,504,000	8,926,795
MTR Corp. Ltd.	1,034,000	4,102,566
Power Assets Holdings Ltd.	564,000	5,137,759
Swire Pacific Ltd. Class Aa	94,000	1,265,033

		40,709,875
INDONESIA — 0.69%
PT Bank Central Asia Tbk	4,418,000	4,230,100
PT Jasa Marga (Persero) Tbk	1,466,400	777,233
PT Kalbe Farma Tbk	8,738,100	1,240,030
PT Telekomunikasi Indonesia (Persero) Tbk	4,396,700	1,001,685
PT Tower Bersama Infrastructure Tbk	1,032,500	695,100
PT XL Axiata Tbk	1,859,500	945,845

		8,889,993
IRELAND — 0.20%
Kerry Group PLC Class A	20,098	1,515,584
Ryanair Holdings PLC SP ADR[b]	18,464	1,013,674

		2,529,258
ISRAEL — 0.56%
Bank Leumi le-Israel BMa,b	167,823	656,073
NICE Systems Ltd.	39,456	1,526,979

Security	Shares	Value
Teva Pharmaceutical Industries Ltd.	96,026	$5,010,661

		7,193,713
JAPAN — 12.25%
ABC-MART Inc.	18,800	964,567
Ajinomoto Co. Inc.	54,000	879,251
ANA Holdings Inc.[a]	740,000	1,801,473
Aozora Bank Ltd.	564,000	1,927,323
Astellas Pharma Inc.	186,800	2,693,617
Bank of Yokohama Ltd. (The)	188,000	1,038,221
Benesse Holdings Inc.	37,600	1,333,744
Calbee Inc.	56,400	1,949,040
Chugai Pharmaceutical Co. Ltd.	75,200	2,385,176
Chugoku Bank Ltd. (The)	111,600	1,690,893
East Japan Railway Co.	18,800	1,462,775
Eisai Co. Ltd.	150,400	6,291,218
FamilyMart Co. Ltd.	37,600	1,578,053
Hikari Tsushin Inc.	18,800	1,169,062
Hisamitsu Pharmaceutical Co. Inc.	37,600	1,494,807
ITOCHU Techno-Solutions Corp.	18,800	836,983
Japan Airlines Co. Ltd.	40,100	2,258,122
Japan Prime Realty Investment Corp.	564	2,076,623
Japan Real Estate Investment Corp.	376	2,070,289
Japan Retail Fund Investment Corp.	1,492	3,133,796
Kamigumi Co. Ltd.	188,000	1,751,783
Keio Corp.	188,000	1,453,184
Kintetsu Corp.	188,000	660,538
Kyowa Hakko Kirin Co. Ltd.	188,000	2,551,668
Lawson Inc.	37,600	2,703,682
M3 Inc.	55,200	966,538
McDonald’s Holdings Co. (Japan) Ltd.[a]	37,600	928,373
Miraca Holdings Inc.	37,600	1,751,783
Mitsubishi Tanabe Pharma Corp.	168,000	2,574,539
Nagoya Railroad Co. Ltd.	376,000	1,556,336
Nippon Building Fund Inc.	188	1,047,812
Nippon Prologis REIT Inc.	928	2,256,464
Nippon Telegraph and Telephone Corp.	37,600	2,526,332
Nissin Foods Holdings Co. Ltd.	37,600	2,157,155

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value
Nitori Holdings Co. Ltd.	37,600	$2,258,497
Nomura Research Institute Ltd.	56,400	1,783,453
NTT DOCOMO Inc.	694,200	12,018,277
Odakyu Electric Railway Co. Ltd.	188,000	1,856,745
Oracle Corp. Japan	25,500	1,040,766
Oriental Land Co. Ltd.	37,600	7,327,449
Osaka Gas Co. Ltd.	564,000	2,323,646
Otsuka Corp.	15,900	674,968
Otsuka Holdings Co. Ltd.	244,400	8,897,539
PARK24 Co. Ltd.	74,000	1,289,310
Rakuten Inc.	55,200	715,206
Sankyo Co. Ltd.	18,800	721,163
Santen Pharmaceutical Co. Ltd.	56,400	3,257,448
Secom Co. Ltd.	94,000	5,753,920
Shimamura Co. Ltd.	18,800	1,697,492
Suntory Beverage & Food Ltd.	75,200	2,761,592
Suzuken Co. Ltd.	56,400	1,881,176
Takeda Pharmaceutical Co. Ltd.	244,400	11,174,857
Tobu Railway Co. Ltd.	752,000	3,945,132
Toho Co. Ltd.	74,000	1,715,994
Tokyo Gas Co. Ltd.	188,000	1,069,348
TonenGeneral Sekiyu K.K.	188,000	1,717,399
Unicharm Corp.	18,800	1,236,202
United Urban Investment Corp.	1,680	2,713,616
USS Co. Ltd.	149,200	2,463,089
West Japan Railway Co.	112,800	5,342,758
Yamato Holdings Co. Ltd.	243,200	5,032,087
Yamazaki Baking Co. Ltd.	48,000	632,546

		157,222,895
LUXEMBOURG — 0.21%
Altice SAa,b	42,300	2,707,874

		2,707,874
MALAYSIA — 1.31%
Axiata Group Bhd	600,300	1,319,822
Hong Leong Bank Bhd	131,600	601,218
IHH Healthcare Bhd	1,633,900	2,529,642
Malayan Banking Bhd	864,800	2,771,091
Maxis Bhd	1,314,500	2,731,591
Petronas Dagangan Bhd	92,800	591,777
Public Bank Bhd	803,460	4,914,565
Telekom Malaysia Bhd	656,600	1,324,866

		16,784,572

Security	Shares	Value
NEW ZEALAND — 0.13%
Auckland International Airport Ltd.	558,738	$1,716,531

		1,716,531
PERU — 0.17%
Compania de Minas Buenaventura SA SP ADR	106,551	1,551,383
Credicorp Ltd.	3,935	610,200

		2,161,583
PHILIPPINES — 0.44%
Bank of the Philippine Islands	520,489	1,134,093
BDO Unibank Inc.	674,590	1,400,239
International Container Terminal Services Inc.	341,940	885,436
Philippine Long Distance Telephone Co.	28,200	2,231,422

		5,651,190
QATAR — 0.27%
Ooredoo QSC	15,323	481,000
Qatar National Bank SAQ	54,227	3,008,309

		3,489,309
RUSSIA — 0.11%
Alrosa AO	1,233,100	1,445,142

		1,445,142
SINGAPORE — 1.45%
ComfortDelGro Corp. Ltd.	1,304,000	2,622,733
Oversea-Chinese Banking Corp. Ltd.	376,000	3,012,941
Singapore Airlines Ltd.[a]	376,000	3,043,071
Singapore Press Holdings Ltd.[a]	1,030,000	3,425,217
Singapore Technologies Engineering Ltd.	376,000	1,102,737
Singapore Telecommunications Ltd.[a]	1,316,000	4,102,119
StarHub Ltd.[a]	376,000	1,250,371

		18,559,189
SOUTH KOREA — 0.40%
Dongbu Insurance Co. Ltd.	28,556	1,723,583
Samsung Fire & Marine Insurance Co. Ltd.	6,534	1,788,239
Samsung Life Insurance Co. Ltd.	7,144	750,369
Yuhan Corp.	4,900	836,037

		5,098,228

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value
SWITZERLAND — 5.88%
Barry Callebaut AG Registered	1,492	$1,832,724
Givaudan SA Registered[b]	5,627	9,363,485
Kuehne & Nagel International AG Registered	5,627	760,015
Lindt & Spruengli AG Registered	68	4,271,114
Nestle SA Registered	191,688	14,912,671
Novartis AG Registered	194,319	17,472,479
Partners Group Holding AG	6,942	1,835,838
Roche Holding AG Genusschein	18,783	5,490,210
Schindler Holding AG Registered	14,272	2,080,376
SGS SA Registered	2,444	5,435,855
Swiss Prime Site AG Registered[b]	38,516	3,082,626
Swisscom AG Registered	15,400	8,962,385

		75,499,778
TAIWAN — 3.82%
Advanced Semiconductor Engineering Inc.	740,000	922,199
Advantech Co. Ltd.	188,000	1,764,240
Chang Hwa Commercial Bank Ltd.	3,248,096	2,021,197
Chicony Electronics Co. Ltd.	188,930	619,432
China Development Financial Holding Corp.	2,620,000	885,298
Chunghwa Telecom Co. Ltd.	2,632,000	8,180,285
Far EasTone Telecommunications Co. Ltd.	928,000	1,977,672
First Financial Holding Co. Ltd.	5,014,232	3,103,437
Foxconn Technology Co. Ltd.	382,200	959,000
Hua Nan Financial Holdings Co. Ltd.	4,053,050	2,515,317
Kinsus Interconnect Technology Corp.	188,000	795,637
Lite-On Technology Corp.	1,311,261	2,173,700
MediaTek Inc.	188,760	3,154,367
SinoPac Financial Holdings Co. Ltd.	4,862,519	2,220,551
Taiwan Business Bank Ltd.[b]	2,724,800	853,252
Taiwan Cooperative Financial Holding Co. Ltd.	3,935,062	2,198,543
Taiwan Mobile Co. Ltd.	1,128,000	3,596,407
Taiwan Semiconductor Manufacturing Co. Ltd.	2,444,000	10,138,874
Yulon Motor Co. Ltd.	552,000	886,436

		48,965,844

Security	Shares	Value
THAILAND — 0.39%
Advanced Information Service PCL NVDR	316,900	$2,073,641
Airports of Thailand PCL NVDR	99,200	736,080
Bumrungrad Hospital PCL NVDR	240,800	1,017,784
PTT Exploration & Production PCL NVDR	240,800	1,240,188

		5,067,693
UNITED ARAB EMIRATES — 0.17%
DP World Ltd.	34,199	642,257
National Bank of Abu Dhabi PJSC	412,192	1,571,089

		2,213,346
UNITED KINGDOM — 2.79%
Babcock International Group PLC	205,220	3,820,580
British Sky Broadcasting Group PLC	342,605	4,970,048
Capita PLC	37,953	773,383
Compass Group PLC	371,270	6,039,462
GlaxoSmithKline PLC	216,684	5,306,102
Intertek Group PLC	56,747	2,639,733
Randgold Resources Ltd.	34,945	2,951,073
Reckitt Benckiser Group PLC	49,229	4,292,243
Royal Dutch Shell PLC Class B	31,374	1,326,316
Smith & Nephew PLC	57,686	999,214
SSE PLC	105,987	2,671,950

		35,790,104
UNITED STATES — 49.79%
3M Co.	5,627	810,288
Abbott Laboratories	226,269	9,557,603
Actavis PLC[b]	2,996	680,032
Airgas Inc.	5,999	662,170
Alleghany Corp.[b]	9,400	4,052,622
Altria Group Inc.	133,238	5,739,893
American Tower Corp.	34,758	3,427,139
American Water Works Co. Inc.	22,541	1,140,800
AmerisourceBergen Corp.	134,930	10,442,233
Amgen Inc.	23,293	3,246,578
Antero Resources Corp.[a,b]	9,761	564,674
Arch Capital Group Ltd.[b]	89,072	4,950,622
AT&T Inc.	146,019	5,104,824
Automatic Data Processing Inc.	230,592	19,249,820
AutoZone Inc.[a,b]	18,031	9,715,824

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value
Becton, Dickinson and Co.	67,835	$7,948,227
Bed Bath & Beyond Inc.[a,b]	13,520	868,795
Berkshire Hathaway Inc. Class Bb	35,133	4,822,004
Bristol-Myers Squibb Co.	127,601	6,462,991
C.H. Robinson Worldwide Inc.	13,896	948,541
C.R. Bard Inc.	40,396	5,996,382
Chevron Corp.	5,627	728,415
Chubb Corp. (The)	87,381	8,034,683
Church & Dwight Co. Inc.	91,704	6,257,881
Clorox Co. (The)	72,722	6,443,169
Coca-Cola Co. (The)	110,686	4,617,820
Colgate-Palmolive Co.	188,306	12,189,047
Consolidated Edison Inc.	195,071	11,292,660
Costco Wholesale Corp.	9,761	1,181,862
Crown Castle International Corp.	44,531	3,540,660
DaVita HealthCare Partners Inc.[b]	23,857	1,781,641
Dollar General Corp.[b]	117,263	7,503,659
Dollar Tree Inc.[b]	56,747	3,043,058
Dominion Resources Inc.	128,728	9,039,280
Duke Energy Corp.	133,614	9,886,100
Ecolab Inc.	70,654	8,112,492
Eli Lilly and Co.	153,160	9,734,850
Everest Re Group Ltd.	31,375	5,140,480
Exxon Mobil Corp.	121,962	12,130,341
Family Dollar Stores Inc.	68,963	5,505,316
Federal Realty Investment Trust	42,463	5,298,533
General Mills Inc.	325,502	17,375,297
Genuine Parts Co.	16,340	1,433,672
Health Care REIT Inc.	65,768	4,444,601
Henry Schein Inc.[b]	26,676	3,192,850
Hershey Co. (The)	57,686	5,273,654
Hormel Foods Corp.	96,590	4,895,181
Intel Corp.	54,491	1,902,826
International Business Machines Corp.	34,570	6,647,811
Intuit Inc.	72,534	6,033,378
J.B. Hunt Transport Services Inc.	27,428	2,072,185
J.M. Smucker Co. (The)	29,683	3,045,476
Johnson & Johnson	181,539	18,831,041
Kellogg Co.	145,079	9,425,783
Kimberly-Clark Corp.	110,686	11,954,088
Kinder Morgan Inc.	115,760	4,660,498
Kinder Morgan Management LLC[a,b]	69,203	6,762,517

Security	Shares	Value
Laboratory Corp. of America Holdings[b]	50,545	$5,419,940
Marsh & McLennan Companies Inc.	187,178	9,939,152
McCormick & Co. Inc. NVS	78,548	5,474,010
McDonald’s Corp.	178,224	16,703,153
McKesson Corp.	13,896	2,710,137
Merck & Co. Inc.	196,762	11,827,364
Microsoft Corp.	97,342	4,422,247
Motorola Solutions Inc.	59,378	3,527,053
Newmont Mining Corp.	25,924	702,281
NextEra Energy Inc.	13,896	1,368,061
O’Reilly Automotive Inc.[b]	40,020	6,242,320
OGE Energy Corp.	17,279	648,308
PartnerRe Ltd.	30,999	3,462,278
Patterson Companies Inc.	23,105	930,438
Paychex Inc.	218,375	9,095,319
People’s United Financial Inc.	211,047	3,155,153
PepsiCo Inc.	122,338	11,315,042
Perrigo Co. PLC	12,769	1,899,261
PetSmart Inc.	49,793	3,563,685
Pfizer Inc.	157,295	4,622,900
PG&E Corp.	229,464	10,665,487
Procter & Gamble Co. (The)	137,749	11,448,319
Public Storage	4,687	821,069
QUALCOMM Inc.	114,633	8,723,571
Range Resources Corp.	12,204	959,112
RenaissanceRe Holdings Ltd.[a]	27,428	2,808,353
Republic Services Inc.	92,831	3,651,043
Reynolds American Inc.	19,722	1,153,145
Ross Stores Inc.	68,775	5,187,011
SBA Communications Corp. Class Ab	25,736	2,838,423
SCANA Corp.	15,302	794,786
Sherwin-Williams Co. (The)	4,875	1,063,286
Southern Co. (The)	383,011	17,005,688
Southwest Airlines Co.	120,084	3,843,889
Starbucks Corp.	57,123	4,444,741
Stericycle Inc.[b]	57,348	6,815,810
Synopsys Inc.[b]	103,732	4,242,639
Sysco Corp.	24,233	916,734
Target Corp.	120,647	7,247,265
TJX Companies Inc. (The)	200,333	11,941,850
Travelers Companies Inc. (The)	58,062	5,499,052

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2014

Security	Shares	Value
Union Pacific Corp.	46,597	$4,905,266
United Parcel Service Inc. Class B	61,445	5,980,442
UnitedHealth Group Inc.	37,389	3,240,879
Verisk Analytics Inc. Class Ab	90,576	5,814,074
Verizon Communications Inc.	285,659	14,231,531
Visa Inc. Class A	14,648	3,112,993
W.R. Berkley Corp.	73,474	3,552,468
Wal-Mart Stores Inc.	147,522	11,137,911
Waste Management Inc.	176,653	8,297,391
Wisconsin Energy Corp.	149,777	6,789,391
Xcel Energy Inc.	186,613	5,980,947
Yum! Brands Inc.	11,265	815,924

		638,763,459

TOTAL COMMON STOCKS
(Cost: $1,098,989,276)		1,273,829,321

PREFERRED STOCKS — 0.25%

COLOMBIA — 0.25%
Banco Davivienda SA	59,378	987,338
Grupo Aval Acciones y Valores SA	1,000,583	748,436
Grupo de Inversiones Suramericana SA	64,452	1,464,780

		3,200,554

TOTAL PREFERRED STOCKS
(Cost: $2,763,520)		3,200,554

RIGHTS — 0.01%

SINGAPORE — 0.01%
Oversea-Chinese Banking Corp. Ltd.[b]	47,000	88,505

		88,505

TOTAL RIGHTS
(Cost: $0)		88,505

SHORT-TERM INVESTMENTS — 2.85%

MONEY MARKET FUNDS — 2.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	34,387,455	34,387,455

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	2,164,784	$2,164,784

		36,552,239

TOTAL SHORT-TERM INVESTMENTS
(Cost: $36,552,239)		36,552,239

TOTAL INVESTMENTS IN SECURITIES — 102.39%
(Cost: $1,138,305,035)		1,313,670,619
Other Assets, Less Liabilities — (2.39)%		(30,658,155)

NET ASSETS — 100.00%		$1,283,012,464

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SP ADR  —  Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS EMEA ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.52%

CZECH REPUBLIC — 1.23%
CEZ AS	2,202	$64,014
Komercni Banka AS	208	48,374
O2 Czech Republic AS	1,076	15,116

		127,504
EGYPT — 1.17%
Commercial International Bank (Egypt) SAE SP GDR	13,600	86,360
Global Telecom Holding SAE GDR[a]	9,770	35,055

		121,415
GREECE — 3.91%
Alpha Bank AEa	52,730	46,258
Eurobank Ergasias SAa	110,624	47,066
Folli Follie Group[a]	460	19,086
Hellenic Telecommunications Organization SAa	3,408	48,840
Jumbo SAa	1,420	20,949
National Bank of Greece SAa	21,966	75,517
OPAP SA	3,046	48,507
Piraeus Bank SAa	29,262	57,816
Public Power Corp. SAa	1,620	23,579
Titan Cement Co. SA	640	17,113

		404,731
HUNGARY — 1.08%
MOL Hungarian Oil and Gas PLC	570	28,085
OTP Bank PLC	3,066	53,001
Richter Gedeon Nyrt	1,916	30,834

		111,920
POLAND — 8.95%
Alior Bank SAa	640	15,255
Bank Handlowy w Warszawie SA	454	16,258
Bank Millennium SA	5,792	14,546
Bank Pekao SA	1,796	101,165
Bank Zachodni WBK SA	392	45,424
Cyfrowy Polsat SA	2,422	19,384
ENEA SA	3,070	14,403
Energa SA	2,754	17,959
Eurocash SA	1,156	12,473
Getin Noble Bank SAa	16,582	13,484
Grupa Azoty SA	690	16,131
Grupa Lotos SAa	886	8,352
Jastrzebska Spolka Weglowa SAa	736	7,707

Security	Shares	Value

KGHM Polska Miedz SA	1,910	$78,733
LPP SA	11	29,243
mBank SA	202	29,283
Orange Polska SA	8,950	30,063
Polska Grupa Energetyczna SA	11,476	78,281
Polski Koncern Naftowy Orlen SA	4,376	53,965
Polskie Gornictwo Naftowe i Gazownictwo SA	24,144	36,850
Powszechna Kasa Oszczednosci Bank Polski SA	11,936	142,791
Powszechny Zaklad Ubezpieczen SA	766	112,360
Synthos SA	7,360	10,589
Tauron Polska Energia SA	14,622	22,820

		927,519
QATAR — 3.21%
Barwa Real Estate Co.	1,328	14,260
Commercial Bank of Qatar QSC (The)	538	10,062
Doha Bank QSC	468	7,840
Industries Qatar QSC	1,074	57,074
Masraf Al Rayan QSC	5,014	71,605
Ooredoo QSC	1,114	34,969
Qatar Electricity & Water Co. QSC	382	17,940
Qatar Islamic Bank SAQ	768	25,100
Qatar National Bank SAQ	1,242	68,902
Vodafone Qatar QSC	4,702	24,974

		332,726
RUSSIA — 24.35%
Alrosa AO	25,200	29,533
Gazprom OAO	161,460	575,335
LUKOIL OAO	6,962	387,556
Magnit OJSC SP GDR[b]	3,548	206,494
MegaFon OAO SP GDR[b]	1,270	35,941
MMC Norilsk Nickel OJSC	756	148,767
Mobile TeleSystems OJSC SP ADR	7,046	129,999
Moscow Exchange MICEX-RTS OJSC	18,080	30,348
NovaTek OAO SP GDR[b]	1,242	124,945
Rosneft Oil Co. OJSC	15,900	98,088
Rostelecom OJSC	10,920	29,046
RusHydro OJSC	1,546,000	28,672
Sberbank of Russia	147,220	289,703
Severstal OAO	2,860	27,527
Sistema JSFC SP GDR[b]	2,304	52,416
Surgutneftegas OJSC	98,000	68,694
Tatneft OAO Class S	19,320	119,821

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS EMEA ETF

August 31, 2014

Security	Shares	Value

Uralkali OJSC	18,020	$66,553
VTB Bank OJSC	70,920,000	73,058

		2,522,496
SOUTH AFRICA — 42.34%
African Bank Investments Ltd.[c,d]	19,726	19
African Rainbow Minerals Ltd.	1,506	25,722
Anglo American Platinum Ltd.[a]	736	30,664
AngloGold Ashanti Ltd.[a]	5,502	93,662
Aspen Pharmacare Holdings Ltd.	4,358	125,244
Assore Ltd.	486	14,382
Barclays Africa Group Ltd.	4,626	72,456
Barloworld Ltd.	3,054	29,106
Bidvest Group Ltd.	4,292	113,529
Brait SEa	4,582	34,126
Coronation Fund Managers Ltd.	3,102	29,167
Discovery Ltd.	4,440	40,975
Exxaro Resources Ltd.	1,952	27,692
FirstRand Ltd.	42,296	172,001
Foschini Group Ltd. (The)	2,726	29,507
Gold Fields Ltd.	10,568	50,091
Growthpoint Properties Ltd.	29,608	70,155
Harmony Gold Mining Co. Ltd.[a]	5,322	16,128
Impala Platinum Holdings Ltd.	7,362	66,626
Imperial Holdings Ltd.	2,542	45,460
Investec Ltd.	3,280	29,668
Kumba Iron Ore Ltd.	896	26,833
Liberty Holdings Ltd.	1,550	19,031
Life Healthcare Group Holdings Ltd.	12,794	53,869
Massmart Holdings Ltd.	1,510	18,567
Mediclinic International Ltd.	5,076	44,138
MMI Holdings Ltd.	13,918	35,975
Mr. Price Group Ltd.	3,256	62,668
MTN Group Ltd.	22,984	520,908
Nampak Ltd.	8,256	33,108
Naspers Ltd. Class N	5,402	688,504
Nedbank Group Ltd.	2,804	60,296
Netcare Ltd.	13,090	39,755
Northam Platinum Ltd.[a]	4,885	19,613
Pick n Pay Stores Ltd.	3,340	17,744
PPC Ltd.	7,458	23,218
Rand Merchant Insurance Holdings Ltd.	9,296	29,456
Redefine Properties Ltd.	45,858	41,221
Remgro Ltd.	6,562	150,239
RMB Holdings Ltd.	9,628	50,677

Security	Shares	Value

Sanlam Ltd.	24,872	$154,348
Sappi Ltd.[a]	7,386	30,557
Sasol Ltd.	7,540	438,331
Shoprite Holdings Ltd.	6,226	86,318
SPAR Group Ltd. (The)	2,244	27,507
Standard Bank Group Ltd.	16,578	215,108
Steinhoff International Holdings Ltd.	28,722	141,809
Tiger Brands Ltd.	2,226	64,255
Truworths International Ltd.	5,170	36,167
Vodacom Group Ltd.	5,074	61,234
Woolworths Holdings Ltd.	10,464	78,179

		4,386,013
TURKEY — 9.24%
Akbank TAS	24,552	93,750
Anadolu Efes Biracilik ve Malt Sanayii ASa	2,828	37,611
Arcelik AS	3,288	19,731
BIM Birlesik Magazalar AS	2,900	68,268
Coca-Cola Icecek AS	1,062	25,099
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	25,916	32,666
Enka Insaat ve Sanayi AS	6,508	16,316
Eregli Demir ve Celik Fabrikalari TAS	19,096	37,166
Ford Otomotiv Sanayi ASa	976	12,890
Haci Omer Sabanci Holding AS	12,524	58,037
KOC Holding AS	8,648	44,283
Koza Altin Isletmeleri AS	672	7,240
TAV Havalimanlari Holding AS	2,210	18,383
Tofas Turk Otomobil Fabrikasi AS	1,738	10,712
Turk Hava Yollari AOa	7,676	24,366
Turk Telekomunikasyon AS	7,098	20,591
Turkcell Iletisim Hizmetleri ASa	12,004	70,368
Turkiye Garanti Bankasi AS	31,508	123,670
Turkiye Halk Bankasi AS	8,526	62,623
Turkiye Is Bankasi AS Class C	21,474	55,527
Turkiye Petrol Rafinerileri AS	1,708	40,208
Turkiye Sise ve Cam Fabrikalari AS	8,195	11,089
Turkiye Vakiflar Bankasi TAO Class D	10,428	24,065
Ulker Biskuvi Sanayi AS	2,102	15,585
Yapi ve Kredi Bankasi ASc	12,090	26,948

		957,192
UNITED ARAB EMIRATES — 3.04%
Abu Dhabi Commercial Bank PJSC	15,562	33,937
Aldar Properties PJSC	43,730	47,503

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS EMEA ETF

August 31, 2014

Security	Shares	Value

Arabtec Holding Co.[a]	15,280	$19,594
DP World Ltd.	2,264	42,518
Dubai Financial Market PJSC	27,810	25,743
Dubai Islamic Bank PJSC	7,148	15,199
Emaar Properties PJSC	24,414	68,129
First Gulf Bank PJSC	5,940	29,514
National Bank of Abu Dhabi PJSC	8,562	32,634

		314,771

TOTAL COMMON STOCKS
(Cost: $10,390,054)		10,206,287

PREFERRED STOCKS — 1.29%

RUSSIA — 1.29%
AK Transneft OAO	20	43,999
Sberbank of Russia	13,600	20,280
Surgutneftegas OJSC	95,000	69,916

		134,195

TOTAL PREFERRED STOCKS
(Cost: $142,335)		134,195

SHORT-TERM INVESTMENTS — 0.29%

MONEY MARKET FUNDS — 0.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	28,184	28,184
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,f,g]	1,774	1,774

		29,958

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,958)		29,958

TOTAL INVESTMENTS IN SECURITIES — 100.10%
(Cost: $10,562,347)		10,370,440
Other Assets, Less Liabilities — (0.10)%		(10,864)

NET ASSETS — 100.00%		$10,359,576

GDR — Global Depositary Receipts

SP ADR — Sponsored American Depositary Receipts

SP GDR — Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.67%

ARGENTINA — 7.97%
Banco Macro SA SP ADR	300,330	$10,490,527
BBVA Banco Frances SA SP ADR	354,474	3,753,880
Cresud SA SP ADR	160,317	1,789,138
Groupo Financiero Galicia SP ADR	684,837	8,683,733
Pampa Energia SA SP ADR[a]	206,847	1,840,938
Petrobras Argentina SA Class B SP ADR	560,052	3,612,336
Telecom Argentina SA SP ADR	687,798	12,951,236
YPF SA SP ADR	623,502	20,600,506

		63,722,294
BAHRAIN — 0.27%
Al-Salam Bank	3,888,115	2,145,167

		2,145,167
BANGLADESH — 2.17%
GrameenPhone Ltd.	1,099,800	4,561,428
Islami Bank Bangladesh Ltd.	4,600,801	1,372,753
Lafarge Surma Cement Ltd.	2,030,000	2,789,873
Square Pharmaceuticals Ltd.	2,195,378	6,797,108
Titas Gas Transmission & Distribution Co. Ltd.	1,692,400	1,783,775

		17,304,937
ESTONIA — 0.18%
Tallink Group AS	1,565,581	1,464,150

		1,464,150
JORDAN — 0.75%
Arab Bank PLC	469,152	5,099,838
Jordan Phosphate Mines Co.[a]	44,415	415,715
Jordan Telecommunications Co. PSC	107,074	468,595

		5,984,148
KAZAKHSTAN — 4.74%
Halyk Savings Bank of Kazakhstan JSC SP GDR[b]	569,358	6,661,489
KazMunaiGaz Exploration Production JSC SP GDR[b]	1,333,719	24,006,942
KCell JSC SP GDR[b]	474,606	7,218,757

		37,887,188

Security	Shares	Value

KENYA — 5.45%
Co-operative Bank of Kenya Ltd. (The)	10,695,884	$2,317,038
East African Breweries Ltd.	2,805,942	8,792,375
Equity Bank Ltd.	15,322,300	8,103,139
Kenya Commercial Bank Ltd.	18,252,160	11,872,163
Safaricom Ltd.	85,320,300	12,498,845

		43,583,560
KUWAIT — 23.08%
Agility Public Warehousing Co. KSC	4,420,023	13,358,706
Al-Qurain Petrochemicals Co.	1,206,396	1,081,114
ALAFCO Aviation Lease and Finance Co. KSCC	977,130	944,336
Burgan Bank SAK	3,727,048	6,941,963
Commercial Real Estate Co. KPSC	5,066,271	1,762,646
Gulf Bank KSC[a]	8,445,322	10,091,054
Jazeera Airways	658,188	1,075,584
Kuwait Finance House	13,025,439	37,078,213
Kuwait International Bank KSCP	1,592,595	1,846,974
Kuwait Portland Cement Co.	79,429	379,629
Kuwait Projects Co. Holding KSCP	3,655,710	9,250,083
Mabanee Co. KPSC	2,462,283	9,345,513
Mobile Telecommunications Co. KSC	15,613,457	35,665,953
National Bank of Kuwait SAK	14,577,538	50,717,844
National Industries Group Holding KPSC[a]	3,195,765	2,560,655
National Real Estate Co. KSC[a]	1,687,770	925,293
Warba Bank KSCP[a]	1,535,490	1,483,956

		184,509,516
MAURITIUS — 1.17%
MCB Group Ltd.	936,202	6,324,666
State Bank of Mauritius Ltd.	88,101,571	3,022,254

		9,346,920
MOROCCO — 3.83%
Attijariwafa Bank	218,691	8,427,164
Banque Centrale Populaire	147,848	3,393,517
Douja Promotion Groupe Addoha SA	1,321,452	7,975,162
Maroc Telecom SA	872,510	10,787,468

		30,583,311

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2014

Security	Shares	Value

NIGERIA — 14.24%
Access Bank PLC	70,192,620	$4,282,676
Afriland Properties PLC[a]	7,291	98
Dangote Cement PLC	4,181,778	5,798,718
Diamond Bank PLC	36,284,094	1,364,064
Ecobank Transnational Inc.[a]	27,913,869	2,907,336
FBN Holdings PLC	108,238,820	10,032,737
Guaranty Trust Bank PLC	98,219,754	18,099,166
Guinness Nigeria PLC	2,828,368	3,224,751
Lafarge Africa PLC	6,531,543	4,710,069
Nestle Nigeria PLC	1,769,009	11,774,387
Nigerian Breweries PLC	21,854,295	23,839,580
Oando PLC	12,505,149	2,115,533
SEPLAT Petroleum Development Co. PLC[a]	606,582	2,542,067
Transnational Corp. of Nigeria PLC	90,993,222	3,420,798
Union Bank of Nigeria PLC[a]	7,625,421	380,660
United Bank for Africa PLC	101,169,333	4,738,610
Zenith Bank PLC	96,307,794	14,601,083

		113,832,333
OMAN — 5.25%
Ahli Bank SAOG	1,603,625	958,010
Bank Sohar SAOG	2,657,709	1,753,398
BankMuscat SAOG	6,998,535	13,306,306
HSBC Bank Oman SAOG	6,107,205	2,649,099
National Bank of Oman SAOG	2,449,170	2,480,977
Oman Cables Industry	317,250	2,138,347
Oman Cement Co. SAOG	1,016,469	1,995,976
Oman Telecommunications Co. SAOG	1,966,412	8,938,236
Omani Qatari Telecommunications Co. SAOG	2,243,592	3,822,848
Raysut Cement Co.	410,191	2,258,714
Renaissance Services SAOG	887,031	1,640,431

		41,942,342
PAKISTAN — 7.16%
Bank Al Habib Ltd.	2,538,000	1,121,355
Engro Corp. Ltd.[a]	2,098,961	3,397,906
Fauji Fertilizer Co. Ltd.	5,160,650	5,819,855
Hub Power Co. Ltd. (The)	3,841,030	2,369,861
Lucky Cement Ltd.	761,298	2,590,656
MCB Bank Ltd.	3,233,166	8,881,445
National Bank of Pakistan	4,268,126	2,407,080

Security	Shares	Value

Oil & Gas Development Co. Ltd.	5,160,600	$13,221,472
Pakistan Oilfields Ltd.	846,000	4,664,006
Pakistan Petroleum Ltd.	1,254,150	2,741,891
Pakistan State Oil Co. Ltd.	846,000	3,080,487
United Bank Ltd.	3,933,967	6,940,931

		57,236,945
QATAR — 7.95%
Al Khalij Commercial Bank	270,720	1,613,376
Barwa Real Estate Co.	292,293	3,138,706
Commercial Bank of Qatar QSC (The)	115,902	2,167,672
Doha Bank QSC	101,097	1,693,650
Industries Qatar QSC	109,134	5,799,580
Masraf Al Rayan QSC	1,104,876	15,778,741
Ooredoo QSC	240,687	7,555,345
Qatar Electricity & Water Co. QSC	82,485	3,873,705
Qatar Gas Transport Co. Ltd.	399,735	2,579,856
Qatar Islamic Bank SAQ	149,319	4,879,974
Qatar National Bank SAQ	126,054	6,992,999
Qatar Navigation QSC	85,869	2,098,852
Vodafone Qatar QSC	1,016,469	5,398,910

		63,571,366
ROMANIA — 2.75%
Banca Transilvania[a]	10,070,380	5,399,668
BRD-Groupe Societe Generale SAa	1,249,119	3,363,811
OMV Petrom SA	39,804,300	5,842,439
Societatea Nationala de Gaze Naturale ROMGAZ SA	470,799	5,119,297
Transgaz SA Medias	33,840	2,270,124

		21,995,339
SLOVENIA — 0.28%
Telekom Slovenije DD	12,690	2,206,416

		2,206,416
SRI LANKA — 1.94%
Commercial Bank of Ceylon PLC	4,092,032	4,650,393
John Keells Holdings PLC	5,687,095	10,873,736

		15,524,129
UNITED ARAB EMIRATES — 7.53%
Abu Dhabi Commercial Bank PJSC	3,364,542	7,337,221
Arabtec Holding Co.[a]	3,303,630	4,236,288

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2014

Security	Shares or Principal	Value

Dana Gas PJSC[a]	10,075,437	$1,920,150
DP World Ltd.	499,140	9,373,849
Dubai Financial Market PJSC	6,012,522	5,565,558
Dubai Islamic Bank PJSC	1,545,219	3,285,597
Emaar Properties PJSC	5,380,983	15,016,152
First Gulf Bank PJSC	1,289,727	6,408,167
National Bank of Abu Dhabi PJSC	1,851,048	7,055,355

		60,198,337
VIETNAM — 2.96%
Bank for Foreign Trade of Vietnam JSC	1,742,760	2,302,302
Bao Viet Holdings	448,380	937,166
Masan Group Corp.[a]	1,762,390	7,067,853
PetroVietnam Drilling and Well Services JSC	575,980	2,676,765
PetroVietnam Fertilizer & Chemicals JSC	1,125,180	1,773,108
Saigon Thuong Tin Commercial JSB	2,812,956	2,574,727
Vingroup JSC	2,302,155	6,354,143

		23,686,064

TOTAL COMMON STOCKS (Cost: $715,158,602)		796,724,462

CONVERTIBLE BONDS — 0.00%

OMAN — 0.00%
BankMuscat SAOG
4.50%, 03/20/17[c]	$540,521	—

		—

TOTAL CONVERTIBLE BONDS (Cost: $0)		—

TOTAL INVESTMENTS IN SECURITIES — 99.67% (Cost: $715,158,602)		796,724,462
Other Assets, Less Liabilities — 0.33%		2,624,301

NET ASSETS — 100.00%		$799,348,763

SP ADR — Sponsored American Depositary Receipts

SP GDR — Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.

See notes to financial statements.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.40%

AUSTRALIA — 3.29%
AGL Energy Ltd.	3,220	$42,464
AGL Energy Ltd. New	644	8,493
Amcor Ltd.	7,268	77,630
AMP Ltd.	15,640	86,013
APA Group	5,635	40,846
Asciano Ltd.	6,854	40,258
ASX Ltd.	1,383	48,494
Aurizon Holdings Ltd.	11,638	51,922
Australia and New Zealand Banking Group Ltd.	13,179	412,069
Bendigo and Adelaide Bank Ltd.	2,806	32,674
BHP Billiton Ltd.	16,054	550,611
Brambles Ltd.	8,579	76,227
CFS Retail Property Trust Group	18,906	38,018
Cochlear Ltd.	345	23,410
Commonwealth Bank of Australia	7,728	587,781
Computershare Ltd.	3,289	37,899
Crown Resorts Ltd.	3,404	50,303
CSL Ltd.	2,461	170,032
Dexus Property Group	43,263	48,759
Fortescue Metals Group Ltd.	12,387	48,312
Goodman Group	11,730	61,219
GPT Group (The)	13,754	51,328
Iluka Resources Ltd.	3,037	25,281
Incitec Pivot Ltd.	10,166	29,476
Insurance Australia Group Ltd.	12,351	74,741
James Hardie Industries SE	3,542	42,437
Lend Lease Group	4,853	64,908
Macquarie Group Ltd.	1,643	89,589
Mirvac Group	31,188	53,527
National Australia Bank Ltd.	11,316	372,552
Newcrest Mining Ltd.[a]	6,049	64,044
Orica Ltd.	2,185	41,894
Origin Energy Ltd.	5,911	85,858
QBE Insurance Group Ltd.	7,337	79,054
Ramsay Health Care Ltd.	943	45,828
Rio Tinto Ltd.	2,392	140,118
Santos Ltd.	5,198	72,099
Scentre Group[a]	34,605	111,016
Sonic Healthcare Ltd.	2,438	40,201
Stockland Corp. Ltd.	14,766	58,695
Suncorp Group Ltd.	6,440	86,917

Security	Shares	Value

Sydney Airport	4,675	$19,370
Tatts Group Ltd.	11,362	35,281
Telstra Corp. Ltd.	20,585	107,047
Toll Holdings Ltd.	4,531	25,300
Transurban Group	9,448	71,224
Wesfarmers Ltd.	5,177	209,709
Westfield Corp.	12,167	86,714
Westpac Banking Corp.	14,881	487,694
Woodside Petroleum Ltd.	3,289	131,354
Woolworths Ltd.	6,371	215,470

		5,552,160
AUSTRIA — 0.10%
Andritz AG	667	35,775
Erste Group Bank AG	1,886	48,517
IMMOFINANZ AGa	11,126	34,953
OMV AG	897	34,737
Telekom Austria AG	2,323	21,786

		175,768
BELGIUM — 0.49%
Ageas	1,610	54,173
Anheuser-Busch InBev NV	3,956	440,577
Belgacom SA	759	27,128
Colruyt SA	483	23,094
Groupe Bruxelles Lambert SA	391	38,534
KBC Groep NVa	1,579	90,214
Solvay SA	322	50,791
UCB SA	598	58,053
Umicore SA	851	41,267

		823,831
CANADA — 4.37%
Agnico-Eagle Mines Ltd.	1,472	56,424
Agrium Inc.	805	76,303
Alimentation Couche-Tard Inc. Class B	2,685	80,717
ARC Resources Ltd.	1,633	47,315
Bank of Montreal	2,944	227,052
Bank of Nova Scotia	5,957	395,614
Barrick Gold Corp.	6,670	122,916
Baytex Energy Corp.	759	34,019
BCE Inc.	989	44,629
BlackBerry Ltd.[a,b]	2,392	24,367
Bombardier Inc. Class B	8,947	30,188
Brookfield Asset Management Inc. Class A	3,220	154,210

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

Cameco Corp.	2,208	$43,275
Canadian Imperial Bank of Commerce	2,093	200,492
Canadian National Railway Co.	4,324	311,280
Canadian Natural Resources Ltd.	5,520	241,155
Canadian Oil Sands Ltd.	2,622	56,610
Canadian Pacific Railway Ltd.	1,058	212,419
Canadian Tire Corp. Ltd. Class A NVS	437	45,249
Canadian Utilities Ltd. Class A	736	26,556
Catamaran Corp.[a]	1,127	53,225
Cenovus Energy Inc.	3,864	123,534
CGI Group Inc. Class Aa,b	1,380	48,954
CI Financial Corp.	1,242	40,852
Crescent Point Energy Corp.	1,817	75,377
Eldorado Gold Corp.	3,276	27,150
Enbridge Inc.	3,749	187,424
Encana Corp.	3,933	90,897
Finning International Inc.	1,219	38,096
First Quantum Minerals Ltd.	3,757	84,543
Fortis Inc.[b]	1,219	37,669
Franco-Nevada Corp.	1,311	74,037
George Weston Ltd.	391	31,060
Gildan Activewear Inc.	667	38,332
Goldcorp Inc.	4,945	139,176
Great-West Lifeco Inc.	1,081	31,710
Husky Energy Inc.	1,794	54,742
IGM Financial Inc.	667	31,900
Imperial Oil Ltd.	1,518	80,969
Intact Financial Corp.	851	57,983
Inter Pipeline Ltd.	1,396	46,690
Loblaw Companies Ltd.	1,403	70,102
Magna International Inc. Class A	1,173	133,310
Manulife Financial Corp.	8,855	179,182
MEG Energy Corp.[a]	828	29,563
Metro Inc. Class A	736	47,827
National Bank of Canada	1,656	79,857
Onex Corp.	644	37,586
Open Text Corp.	736	41,443
Pacific Rubiales Energy Corp.	1,725	35,987
Pembina Pipeline Corp.	1,748	80,523
Pengrowth Energy Corp.	4,301	27,477
Potash Corp. of Saskatchewan Inc.	4,301	151,422
Power Corp. of Canada	1,564	46,196
Power Financial Corp.	828	26,830
RioCan Real Estate Investment Trust	1,541	38,484

Security	Shares	Value

Rogers Communications Inc. Class B	1,840	$75,178
Royal Bank of Canada	6,831	508,633
Saputo Inc.	828	50,485
Shaw Communications Inc. Class B	1,961	49,515
Silver Wheaton Corp.	2,990	74,864
SNC-Lavalin Group Inc.	943	48,404
Sun Life Financial Inc.	2,875	107,155
Suncor Energy Inc.	7,705	317,008
Talisman Energy Inc.	5,267	53,071
Teck Resources Ltd. Class B	3,220	73,290
TELUS Corp. NVS	64	2,339
Thomson Reuters Corp.	1,748	66,391
Tim Hortons Inc.	1,012	81,538
Toronto-Dominion Bank (The)	8,878	468,555
Tourmaline Oil Corp.[a]	1,081	54,880
TransAlta Corp.	1,725	19,942
TransCanada Corp.	3,404	183,356
Valeant Pharmaceuticals International Inc.[a,b]	1,717	201,624
Vermilion Energy Inc.	690	44,991
Yamana Gold Inc.	4,117	35,145

		7,367,263
DENMARK — 0.56%
Carlsberg A/S Class B	690	63,072
Coloplast A/S Class B	851	70,808
Danske Bank A/S	3,979	112,140
DSV A/S	1,932	59,403
Novo Nordisk A/S Class B	10,235	468,690
Novozymes A/S Class B	1,587	73,852
Vestas Wind Systems A/Sa	1,518	64,038
William Demant Holding A/Sa,b	437	33,842

		945,845
FINLAND — 0.34%
Elisa OYJ	897	24,481
Fortum OYJ	2,024	50,921
Kone OYJ Class B	1,794	76,090
Metso OYJ	828	32,545
Nokia OYJ	19,067	160,611
Sampo OYJ Class A	1,932	95,253
Stora Enso OYJ Class R	3,726	32,515
UPM-Kymmene OYJ	3,059	46,055
Wartsila OYJ Abp	1,012	51,001

		569,472

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

FRANCE — 3.89%
Accor SA	920	$44,813
Airbus Group NV	3,100	191,120
Alcatel-Lucent[a,b]	17,411	60,362
ALSTOM[a]	1,173	41,617
ArcelorMittal	5,681	82,874
Atos SA	391	29,902
AXA SA	8,533	211,868
BNP Paribas SA	5,198	351,789
Bollore	46	29,084
Bouygues SA	1,058	38,930
Bureau Veritas SA	1,472	35,056
Cap Gemini SA	851	60,654
Carrefour SA	3,151	109,511
Casino Guichard-Perrachon SA	368	44,028
Christian Dior SA	253	45,106
Compagnie de Saint-Gobain	2,070	105,329
Compagnie Generale des Etablissements Michelin Class B	805	89,228
Credit Agricole SA	6,233	92,651
Danone SA	2,898	202,848
Dassault Systemes SA	736	48,861
Edenred SA	1,265	37,607
Electricite de France SA	1,127	36,734
Essilor International SA	1,035	110,046
Eutelsat Communications SA	874	29,224
GDF Suez	6,923	170,935
Groupe Eurotunnel SA Registered	4,370	56,364
Iliad SA	184	40,523
Kering	414	87,933
Klepierre	897	42,830
L’Air Liquide SA	1,693	216,847
L’Oreal SA	1,196	198,497
Lafarge SA	1,081	83,013
Lagardere SCA	897	24,759
Legrand SA	1,449	80,296
LVMH Moet Hennessy Louis Vuitton SA	1,334	232,031
Orange	9,614	145,884
Pernod Ricard SA	1,104	130,499
PSA Peugeot Citroen SAa	2,737	38,539
Publicis Groupe SA	966	72,146
Renault SA	1,003	78,714
Safran SA	1,311	86,144
Sanofi	5,796	637,480

Security	Shares	Value

Schneider Electric SE	2,756	$233,495
SCOR SE	1,012	31,059
SES SA Class A FDR	1,932	71,662
Societe BIC SA	230	31,326
Societe Generale	3,779	191,915
Sodexo	575	56,782
STMicroelectronics NV	3,611	30,317
Suez Environnement SA	1,633	30,178
Technip SA	644	59,804
Thales SA	713	39,910
Total SA	10,603	700,967
Unibail-Rodamco SE	552	148,618
Vallourec SA	667	29,863
Veolia Environnement	2,415	44,455
Vinci SA	2,369	155,242
Vivendi SA	6,279	163,719

		6,571,988
GERMANY — 3.25%
Adidas AG	1,127	84,675
Allianz SE Registered	2,185	373,575
BASF SE	4,646	479,112
Bayer AG Registered	4,117	553,408
Bayerische Motoren Werke AG	1,610	187,893
Beiersdorf AG	621	54,797
Brenntag AG	1,242	65,888
Commerzbank AGa	5,773	87,600
Continental AG	616	131,852
Daimler AG Registered	4,715	386,548
Deutsche Bank AG Registered	6,833	234,371
Deutsche Boerse AG	1,127	80,326
Deutsche Post AG Registered	5,267	172,645
Deutsche Telekom AG Registered	15,456	231,681
E.ON SE	9,177	167,176
Fresenius Medical Care AG & Co. KGaA	1,150	81,298
Fresenius SE & Co. KGaA	2,070	101,239
GEA Group AG	1,403	63,628
Hannover Rueck SE Registered	460	38,300
HeidelbergCement AG	828	62,625
Henkel AG & Co. KGaA	736	70,179
Infineon Technologies AG	6,210	72,351
Kabel Deutschland Holding AG	253	35,791
Lanxess AG	552	34,257
Linde AG	1,012	200,818

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

MAN SE	299	$35,544
Merck KGaA	690	60,194
Muenchener Rueckversicherungs-Gesellschaft AG Registered	897	180,301
Osram Licht AGa	828	34,704
QIAGEN NVa	1,679	40,759
RWE AG	2,714	106,460
SAP SE	4,669	364,081
Siemens AG Registered	4,048	508,355
ThyssenKrupp AGa	2,817	78,386
Volkswagen AG	92	20,662

		5,481,479
HONG KONG — 1.22%
AIA Group Ltd.[b]	73,600	401,706
Bank of East Asia Ltd. (The)	23,000	97,934
BOC Hong Kong (Holdings) Ltd.	34,500	115,962
CLP Holdings Ltd.	23,000	194,680
Galaxy Entertainment Group Ltd.[b]	10,000	75,353
Hang Seng Bank Ltd.	11,500	194,235
Hong Kong and China Gas Co. Ltd. (The)[b]	76,464	173,447
Hong Kong Exchanges and Clearing Ltd.	5,100	117,199
Li & Fung Ltd.[b]	46,000	57,098
Link REIT (The)	23,000	136,514
Michael Kors Holdings Ltd.[a]	1,058	84,767
MTR Corp. Ltd.	34,500	136,885
New World Development Co. Ltd.	59,333	75,026
Sands China Ltd.	18,400	119,894
Wynn Macau Ltd.[b]	18,400	70,512

		2,051,212
IRELAND — 0.18%
Bank of Ireland[a]	127,765	50,993
CRH PLC	3,910	90,541
Kerry Group PLC Class A	1,012	76,315
Pentair PLC	1,173	79,846

		297,695
ISRAEL — 0.18%
Bank Hapoalim BM	11,500	65,260
Teva Pharmaceutical Industries Ltd.	4,692	244,830

		310,090
ITALY — 0.98%
Assicurazioni Generali SpA	6,256	128,221
Atlantia SpA	2,921	74,334

Security	Shares	Value

Banca Monte dei Paschi di Siena SpA[a]	39,995	$59,951
CNH Industrial NVa	6,072	52,867
Enel Green Power SpA	11,132	30,792
Enel SpA	34,040	180,516
Eni SpA	12,305	307,631
Fiat SpA[a,b]	5,083	49,813
Intesa Sanpaolo SpA	66,493	198,292
Intesa Sanpaolo SpA RNC	10,005	26,159
Luxottica Group SpA	1,012	54,187
Saipem SpA[a]	1,817	43,224
Snam SpA	10,741	62,619
Telecom Italia SpA[a,b]	64,101	73,922
Telecom Italia SpA RNC	26,473	24,409
Tenaris SA	2,576	56,970
Terna SpA	8,418	43,466
UniCredit SpA	24,748	192,003

		1,659,376
JAPAN — 8.05%
AEON Co. Ltd.	6,900	74,656
Asahi Group Holdings Ltd.	4,600	145,282
Astellas Pharma Inc.	16,100	232,159
Bridgestone Corp.	4,600	158,034
Canon Inc.	6,900	225,760
Chubu Electric Power Co. Inc.[a]	4,600	53,202
Chugai Pharmaceutical Co. Ltd.	4,600	145,902
Chugoku Electric Power Co. Inc. (The)	4,600	60,752
Dai-ichi Life Insurance Co. Ltd. (The)	6,900	98,998
Daiichi Sankyo Co. Ltd.	6,900	122,079
Daikin Industries Ltd.	2,300	158,743
Daiwa Securities Group Inc.	3,000	24,434
Denso Corp.	4,600	199,834
East Japan Railway Co.	2,300	178,957
FANUC Corp.	700	117,245
Fast Retailing Co. Ltd.	200	62,665
Fuji Heavy Industries Ltd.	4,600	130,869
FUJIFILM Holdings Corp.	4,600	138,839
Fujitsu Ltd.	9,000	61,831
GungHo Online Entertainment Inc.[b]	4,600	24,620
Hakuhodo DY Holdings Inc.	9,200	95,290
Hitachi Ltd.	23,000	174,130
Honda Motor Co. Ltd.	11,500	388,887
Hoya Corp.	4,600	148,891

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

INPEX Corp.	6,900	$98,965
ITOCHU Corp.	11,500	146,400
Japan Display Inc.[a]	6,900	35,003
Japan Retail Fund Investment Corp.	46	96,618
Japan Tobacco Inc.	6,900	236,719
JFE Holdings Inc.	4,600	93,165
JTEKT Corp.	4,600	73,239
JX Holdings Inc.	23,000	118,404
Kansai Electric Power Co. Inc. (The)[a]	6,900	63,212
Kao Corp.	4,600	198,595
KDDI Corp.	4,600	265,634
Kirin Holdings Co. Ltd.	6,900	92,622
Kobe Steel Ltd.	23,000	37,416
Komatsu Ltd.	6,900	156,418
Konica Minolta Holdings Inc.	6,900	75,918
Kuraray Co. Ltd.	6,900	85,947
Kyocera Corp.	2,300	107,699
Kyushu Electric Power Co. Inc.[a]	2,300	23,380
Marui Group Co. Ltd.	4,600	38,700
Mazda Motor Corp.	4,600	108,662
Mitsubishi Chemical Holdings Corp.	16,100	80,419
Mitsubishi Corp.	11,500	238,170
Mitsubishi Electric Corp.	8,000	100,265
Mitsubishi Estate Co. Ltd.	5,000	115,585
Mitsubishi Heavy Industries Ltd.	23,000	141,762
Mitsubishi Motors Corp.	4,600	52,383
Mitsubishi UFJ Financial Group Inc.	78,800	453,753
Mitsubishi UFJ Lease & Finance Co. Ltd.	16,100	86,013
Mitsui & Co. Ltd.	13,900	226,928
Mitsui Fudosan Co. Ltd.	4,000	127,641
Mizuho Financial Group Inc.	158,800	302,513
MS&AD Insurance Group Holdings Inc.	4,200	94,867
Murata Manufacturing Co. Ltd.	800	76,500
Nagoya Railroad Co. Ltd.	23,000	95,201
NEC Corp.	15,000	53,424
Nikon Corp.	4,600	66,885
Nintendo Co. Ltd.	500	55,494
Nippon Steel & Sumitomo Metal Corp.	46,470	131,691
Nippon Telegraph and Telephone Corp.	2,300	154,536
Nissan Motor Co. Ltd.	18,400	176,942
NKSJ Holdings Inc.	4,200	101,599
Nomura Holdings Inc.	25,300	162,538

Security	Shares	Value

NTT DOCOMO Inc.	13,800	$238,911
Olympus Corp.[a]	2,300	82,250
Omron Corp.	2,300	99,740
ORIX Corp.	9,200	139,038
Otsuka Holdings Co. Ltd.	4,600	167,466
Panasonic Corp.	13,800	168,839
Rakuten Inc.	6,900	89,401
Resona Holdings Inc.	25,300	137,404
Ricoh Co. Ltd.	6,300	68,255
Sekisui House Ltd.	4,100	51,622
Seven & I Holdings Co. Ltd.	4,600	184,757
Seven Bank Ltd.	18,400	74,744
Shin-Etsu Chemical Co. Ltd.	2,300	142,935
Shionogi & Co. Ltd.	4,600	108,485
Shiseido Co. Ltd.	4,600	85,017
SoftBank Corp.	4,600	332,364
Sony Corp.	6,900	132,175
Sumitomo Corp.	9,200	118,935
Sumitomo Electric Industries Ltd.	9,200	134,876
Sumitomo Mitsui Financial Group Inc.	8,600	347,734
Sumitomo Mitsui Trust Holdings Inc.	23,000	94,515
Sumitomo Realty & Development Co. Ltd.	2,000	77,567
Suzuki Motor Corp.	2,300	74,855
T&D Holdings Inc.	6,900	85,714
Takeda Pharmaceutical Co. Ltd.	4,600	210,329
Tohoku Electric Power Co. Inc.	4,600	50,877
Tokio Marine Holdings Inc.	4,600	140,433
Tokyo Electric Power Co. Inc.[a]	10,700	38,727
Tokyu Fudosan Holdings Corp.	6,900	53,003
Toshiba Corp.	23,000	101,533
Toyota Motor Corp.	16,100	918,716
USS Co. Ltd.	6,900	113,910
Yahoo! Japan Corp.	16,200	65,340
Yamada Denki Co. Ltd.	9,200	29,579
Yamato Holdings Co. Ltd.	4,600	95,179
Yokogawa Electric Corp.	4,600	53,268

		13,578,377
LUXEMBOURG — 0.02%
Altice SAa,b	598	38,282

		38,282
NETHERLANDS — 0.99%
AEGON NV	9,568	75,819
Akzo Nobel NV	1,242	87,998

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

ASML Holding NV	1,748	$167,643
Corio NV	603	32,474
Gemalto NVb	500	49,072
Heineken Holding NV	552	38,194
Heineken NV	1,127	85,952
ING Groep NV CVA[a]	20,217	278,681
Koninklijke Ahold NV	4,796	82,125
Koninklijke DSM NV	1,036	69,350
Koninklijke KPN NVa	16,364	54,426
Koninklijke Philips NV	5,466	166,964
Randstad Holding NV	797	38,785
Reed Elsevier NV	3,404	77,793
Unilever NV CVA	7,820	325,856
Wolters Kluwer NV	1,518	42,150

		1,673,282
NEW ZEALAND — 0.05%
Fletcher Building Ltd.	5,612	43,220
Spark New Zealand Ltd.	14,053	34,527

		77,747
NORWAY — 0.34%
DNB ASA	5,221	97,706
Norsk Hydro ASA	7,153	42,150
Orkla ASA	5,198	47,123
Seadrill Ltd.[b]	2,208	81,569
Statoil ASA	6,141	172,980
Telenor ASA	3,519	80,951
Yara International ASA	1,035	52,108

		574,587
PORTUGAL — 0.08%
Energias de Portugal SA	15,640	75,894
Galp Energia SGPS SA Class B	3,059	54,396

		130,290
SINGAPORE — 0.54%
Ascendas REIT	46,000	86,622
CapitaLand Ltd.	46,000	122,377
CapitaMall Trust Management Ltd.	69,000	110,581
Genting Singapore PLC	92,000	89,940
Global Logistic Properties Ltd.	46,000	105,052
Golden Agri-Resources Ltd.	115,000	46,997
Hutchison Port Holdings Trust[b]	92,000	66,240
Noble Group Ltd.	69,000	75,195
Singapore Telecommunications Ltd.[b]	69,000	215,081

		918,085

Security	Shares	Value

SPAIN — 1.44%
Abertis Infraestructuras SA	2,875	$60,629
Actividades de Construcciones y Servicios SA	1,205	50,879
Amadeus IT Holding SA Class A	2,047	76,306
Banco Bilbao Vizcaya Argentaria SA	30,053	364,585
Banco de Sabadell SA	20,543	64,834
Banco Popular Espanol SA	10,680	66,836
Banco Santander SA	58,997	589,825
Bankia SAa	25,875	50,169
CaixaBank SA	10,603	63,938
Distribuidora Internacional de Alimentacion SA	4,393	37,080
Enagas SA	236	7,886
Ferrovial SA	2,737	55,844
Gas Natural SDG SA	1,909	58,677
Grifols SA	966	45,082
Iberdrola SA	22,379	164,632
Inditex SA	5,290	153,644
International Consolidated Airlines Group SAa	12,420	74,534
Red Electrica Corporacion SA	112	9,455
Repsol SA	4,255	105,873
Telefonica SA	19,228	305,698
Zardoya Otis SA	1,358	19,748
Zardoya Otis SA New	37	538

		2,426,692
SWEDEN — 1.20%
Alfa Laval AB	2,139	48,970
Assa Abloy AB Class B	2,116	107,177
Atlas Copco AB Class A	3,013	87,954
Atlas Copco AB Class B	2,576	68,841
Boliden AB	2,534	40,239
Electrolux AB Class B	1,311	33,343
Elekta AB Class B	2,254	25,753
Hennes & Mauritz AB Class B	4,600	196,174
Hexagon AB Class B	1,334	43,744
Investment AB Kinnevik Class B	1,472	59,883
Investor AB Class B	2,829	105,105
Lundin Petroleum ABa,b	1,196	22,337
Millicom International Cellular SA SDR[b]	322	28,938
Nordea Bank AB	14,099	184,245
Sandvik AB	6,008	75,108

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

Skandinaviska Enskilda Banken AB Class A	7,268	$95,134
Skanska AB Class B	2,576	53,432
SKF AB Class B	2,300	53,184
Svenska Cellulosa AB Class B	2,806	67,622
Svenska Handelsbanken AB Class A	2,277	107,003
Swedbank AB Class A	4,577	116,867
Swedish Match AB	1,219	40,813
Tele2 AB Class B	1,564	19,507
Telefonaktiebolaget LM Ericsson Class B	15,111	188,908
TeliaSonera AB	9,085	66,464
Volvo AB Class B	8,061	96,495

		2,033,240
SWITZERLAND — 3.72%
ABB Ltd. Registered[a]	11,477	261,032
Actelion Ltd. Registered[a]	667	82,078
Adecco SA Registered[a]	828	62,833
Aryzta AGa	805	73,701
Baloise Holding AG Registered	437	57,115
Compagnie Financiere Richemont SA Class A Bearer	2,691	257,244
Credit Suisse Group AG Registered	7,820	220,977
Geberit AG Registered	276	93,873
Givaudan SA Registered[a]	69	114,818
Holcim Ltd. Registered[a]	1,265	100,830
Julius Baer Group Ltd.[a]	1,357	61,831
Kuehne & Nagel International AG Registered	345	46,598
Nestle SA Registered	15,732	1,223,896
Novartis AG Registered	11,040	992,678
Partners Group Holding AG	184	48,659
Roche Holding AG Genusschein	3,404	994,978
Schindler Holding AG Participation Certificates	276	39,990
Schindler Holding AG Registered	207	30,174
SGS SA Registered	46	102,312
Sonova Holding AG Registered	299	47,926
Sulzer AG Registered	207	27,529
Swatch Group AG (The) Bearer	230	125,014
Swiss Life Holding AG Registered[a]	207	52,301
Swiss Prime Site AG Registered[a]	552	44,179
Swiss Re AGa	1,748	143,623

Security	Shares	Value

Swisscom AG Registered	115	$66,927
Syngenta AG Registered	506	182,046
Transocean Ltd.[b]	2,047	78,943
UBS AG Registered[a]	18,791	337,719
Weatherford International Ltd.[a]	3,956	93,718
Zurich Insurance Group AGa	690	208,691

		6,274,233
UNITED KINGDOM — 8.54%
3i Group PLC	6,877	44,907
Aberdeen Asset Management PLC	6,141	44,303
Admiral Group PLC	1,081	23,967
Aggreko PLC	1,487	42,031
AMEC PLC	1,817	33,948
Anglo American PLC	6,900	175,325
Antofagasta PLC	2,277	29,704
ARM Holdings PLC	7,314	117,945
Associated British Foods PLC	2,139	101,704
AstraZeneca PLC	6,371	483,217
Aviva PLC	15,732	136,121
Babcock International Group PLC	3,456	64,340
BAE Systems PLC	17,135	126,662
Barclays PLC	80,178	298,868
BG Group PLC	16,813	335,485
BHP Billiton PLC	10,534	333,704
BP PLC	90,574	724,501
British American Tobacco PLC	9,361	552,437
British Land Co. PLC (The)	6,187	75,059
British Sky Broadcasting Group PLC	5,037	73,070
BT Group PLC	37,375	240,213
Bunzl PLC	2,507	68,531
Burberry Group PLC	2,277	53,736
Capita PLC	3,519	71,708
Carnival PLC	1,058	39,464
Centrica PLC	25,300	134,202
Cobham PLC	8,073	39,833
Compass Group PLC	9,026	146,826
Croda International PLC	897	32,505
Diageo PLC	12,374	364,867
Experian PLC	5,428	94,472
Friends Life Group Ltd.	5,612	28,585
G4S PLC	7,935	34,922
GKN PLC	6,555	38,200
GlaxoSmithKline PLC	23,460	574,482
Glencore PLC[a]	51,313	308,830

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

Hammerson PLC	6,325	$63,813
HSBC Holdings PLC	92,437	1,000,916
ICAP PLC	3,680	23,175
IMI PLC	1,932	43,508
Imperial Tobacco Group PLC	4,899	213,733
Inmarsat PLC	2,599	30,236
InterContinental Hotels Group PLC	1,613	61,853
Intertek Group PLC	989	46,006
Intu Properties PLC	7,080	40,213
Investec PLC	3,703	33,731
ITV PLC	21,045	73,815
J Sainsbury PLC	7,751	37,369
Johnson Matthey PLC	1,265	66,345
Kingfisher PLC	11,868	59,859
Land Securities Group PLC	5,198	93,404
Legal & General Group PLC	28,819	115,680
Lloyds Banking Group PLC[a]	290,122	367,484
London Stock Exchange Group PLC	1,196	40,579
Marks & Spencer Group PLC	7,843	55,996
Meggitt PLC	5,980	46,836
National Grid PLC	16,836	251,364
Next PLC	851	100,273
Nobel Corp. PLC	1,265	36,002
Old Mutual PLC	22,747	75,139
Pearson PLC	3,956	72,992
Petrofac Ltd.	1,403	26,306
Prudential PLC	12,121	291,884
Randgold Resources Ltd.	460	38,847
Reckitt Benckiser Group PLC	3,013	262,701
Reed Elsevier PLC	6,256	102,078
Rexam PLC	4,043	34,042
Rio Tinto PLC	6,647	354,738
Rolls-Royce Holdings PLC[a]	9,798	166,137
Royal Bank of Scotland Group PLC[a]	12,351	74,417
Royal Dutch Shell PLC Class A	17,894	724,511
Royal Dutch Shell PLC Class B	13,248	560,051
RSA Insurance Group PLC	5,767	43,884
SABMiller PLC	4,738	261,475
Sage Group PLC (The)	7,270	47,534
SEGRO PLC	7,475	45,945
Severn Trent PLC	1,288	41,604
Shire PLC	3,128	255,741
Smith & Nephew PLC	4,807	83,265
Smiths Group PLC	2,484	54,289
SSE PLC	4,733	119,320

Security	Shares	Value

Standard Chartered PLC	11,454	$230,740
Standard Life PLC	11,408	72,828
Tate & Lyle PLC	3,151	35,401
Tesco PLC	39,744	151,778
Tullow Oil PLC	4,554	55,210
Unilever PLC	6,302	278,292
United Utilities Group PLC	3,542	51,588
Vodafone Group PLC	129,217	443,679
Weir Group PLC (The)	1,311	57,588
Whitbread PLC	1,196	87,177
Wolseley PLC	1,506	80,985
WPP PLC	6,279	131,704

		14,404,734
UNITED STATES — 55.58%
3M Co.	3,036	437,184
Abbott Laboratories	7,337	309,915
AbbVie Inc.	7,751	428,475
Accenture PLC Class A	3,197	259,149
ACE Ltd.	1,541	163,855
Actavis PLC[a]	1,426	323,673
Activision Blizzard Inc.	2,645	62,263
Adobe Systems Inc.[a]	2,507	180,253
ADT Corp. (The)	920	33,911
Advance Auto Parts Inc.	391	53,340
AES Corp. (The)	3,381	51,324
Aetna Inc.	1,955	160,564
Affiliated Managers Group Inc.[a]	414	87,416
Aflac Inc.	2,208	135,218
AGCO Corp.	644	31,453
Agilent Technologies Inc.	1,725	98,601
Air Products and Chemicals Inc.	1,058	140,936
Airgas Inc.	414	45,697
Akamai Technologies Inc.[a]	989	59,755
Albemarle Corp.	552	35,096
Alcoa Inc.	6,302	104,676
Alexion Pharmaceuticals Inc.[a]	1,012	171,321
Alleghany Corp.[a]	92	39,664
Allergan Inc.	1,541	252,231
Alliance Data Systems Corp.[a]	299	79,127
Alliant Energy Corp.	759	44,394
Allstate Corp. (The)	2,093	128,699
Altera Corp.	1,748	61,774
Altria Group Inc.	9,637	415,162
Amazon.com Inc.[a]	1,955	662,823

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

Ameren Corp.	1,426	$57,026
American Capital Agency Corp.	1,748	41,340
American Electric Power Co. Inc.	2,438	130,921
American Express Co.	4,830	432,526
American International Group Inc.	6,831	382,946
American Tower Corp.	2,070	204,102
American Water Works Co. Inc.	1,081	54,709
Ameriprise Financial Inc.	1,104	138,839
AmerisourceBergen Corp.	1,311	101,458
AMETEK Inc.	1,541	81,581
Amgen Inc.	3,726	519,330
Amphenol Corp. Class A	782	80,554
Anadarko Petroleum Corp.	2,484	279,922
Analog Devices Inc.	1,590	81,281
Annaly Capital Management Inc.	5,083	60,488
ANSYS Inc.[a]	575	46,748
Aon PLC	1,472	128,300
Apache Corp.	1,817	185,025
Apple Inc.	30,130	3,088,325
Applied Materials Inc.	6,624	153,048
Arch Capital Group Ltd.[a]	644	35,794
Archer-Daniels-Midland Co.	3,381	168,577
Arrow Electronics Inc.[a]	621	38,657
Assurant Inc.	460	30,705
AT&T Inc.	25,277	883,684
Autodesk Inc.[a]	1,242	66,621
Autoliv Inc.	506	52,467
Automatic Data Processing Inc.	2,346	195,844
AutoZone Inc.[a]	161	86,753
Avago Technologies Ltd.	1,403	115,172
AvalonBay Communities Inc.	667	102,785
Avery Dennison Corp.	736	35,424
Avnet Inc.	805	35,831
Axis Capital Holdings Ltd.	552	26,617
Baker Hughes Inc.	2,139	147,890
Ball Corp.	966	61,921
Bank of America Corp.	53,199	855,972
Bank of New York Mellon Corp. (The)	5,819	227,988
Baxter International Inc.	2,530	189,699
BB&T Corp.	3,151	117,627
Becton, Dickinson and Co.	851	99,712
Bed Bath & Beyond Inc.[a,b]	1,150	73,899
Berkshire Hathaway Inc. Class Ba	5,221	716,582
Best Buy Co. Inc.	1,725	55,010
Biogen Idec Inc.[a]	1,219	418,166

Security	Shares	Value

BlackRock Inc.[c]	690	$228,066
Boeing Co. (The)	3,565	452,042
BorgWarner Inc.	966	60,076
Boston Properties Inc.	874	106,121
Boston Scientific Corp.[a]	7,498	95,075
Bristol-Myers Squibb Co.	8,165	413,557
Broadcom Corp. Class A	2,645	104,160
Brown-Forman Corp. Class B NVS	759	70,329
Bunge Ltd.	805	68,143
C.H. Robinson Worldwide Inc.	874	59,659
C.R. Bard Inc.	414	61,454
CA Inc.	1,771	50,013
Cabot Oil & Gas Corp.	2,346	78,685
Calpine Corp.[a]	2,162	51,391
Cameron International Corp.[a]	1,242	92,318
Campbell Soup Co.	1,035	46,389
Capital One Financial Corp.	2,829	232,148
Cardinal Health Inc.	1,656	122,047
CareFusion Corp.[a]	1,265	58,076
CarMax Inc.[a]	1,173	61,465
Carnival Corp.	1,817	68,828
Caterpillar Inc.	3,243	353,714
CBRE Group Inc. Class Aa	2,047	65,054
CBS Corp. Class B NVS	2,990	177,277
Celanese Corp. Series A	897	56,098
Celgene Corp.[a]	4,278	406,496
CenterPoint Energy Inc.	2,162	53,704
CenturyLink Inc.	3,013	123,503
Cerner Corp.[a]	1,564	90,180
CF Industries Holdings Inc.	322	82,970
Charles Schwab Corp. (The)	6,256	178,359
Charter Communications Inc. Class Aa	437	68,552
Cheniere Energy Inc.[a]	1,288	103,375
Chesapeake Energy Corp.	3,082	83,830
Chevron Corp.	9,246	1,196,895
Chipotle Mexican Grill Inc.[a]	184	124,872
Chubb Corp. (The)	1,150	105,743
Church & Dwight Co. Inc.	713	48,655
Cigna Corp.	1,449	137,075
Cimarex Energy Co.	506	73,451
Cincinnati Financial Corp.	644	30,970
Cintas Corp.	805	53,243
Cisco Systems Inc.	25,047	625,925
CIT Group Inc.	943	45,226

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

Citigroup Inc.	15,134	$781,671
Citrix Systems Inc.[a]	989	69,487
Clorox Co. (The)	529	46,869
CME Group Inc.	1,587	121,485
CMS Energy Corp.	1,587	48,467
Coach Inc.	1,380	50,825
Cobalt International Energy Inc.[a]	1,702	26,126
Coca-Cola Co. (The)	18,952	790,677
Coca-Cola Enterprises Inc.	1,679	80,223
Cognizant Technology Solutions Corp. Class Aa	3,082	140,940
Colgate-Palmolive Co.	4,324	279,893
Comcast Corp. Class A	10,879	595,408
Comcast Corp. Class A Special NVS	2,047	111,766
Comerica Inc.	943	47,471
Computer Sciences Corp.	828	49,506
ConAgra Foods Inc.	2,254	72,579
Concho Resources Inc.[a]	621	88,207
ConocoPhillips	5,430	441,025
CONSOL Energy Inc.	1,380	55,586
Consolidated Edison Inc.	1,334	77,225
Constellation Brands Inc. Class Aa	874	76,117
Continental Resources Inc.[a]	362	58,387
Core Laboratories NV	253	39,971
Corning Inc.	6,900	143,934
Costco Wholesale Corp.	2,162	261,775
Covidien PLC	2,254	195,715
Cree Inc.[a]	598	27,245
Crown Castle International Corp.	1,702	135,326
Crown Holdings Inc.[a]	966	46,629
CSX Corp.	5,244	162,092
Cummins Inc.	943	136,839
CVS Caremark Corp.	5,842	464,147
D.R. Horton Inc.	1,564	33,908
Danaher Corp.	3,013	230,826
Darden Restaurants Inc.	805	38,093
DaVita HealthCare Partners Inc.[a]	920	68,706
Deere & Co.	1,771	148,923
Delphi Automotive PLC	1,311	91,219
Denbury Resources Inc.	2,162	37,230
DENTSPLY International Inc.	851	40,597
Devon Energy Corp.	1,840	138,773
Dick’s Sporting Goods Inc.	575	25,915
Digital Realty Trust Inc.	805	52,526
DIRECTV[a]	2,599	224,684

Security	Shares	Value

Discover Financial Services	2,576	$160,665
Discovery Communications Inc. Series Aa	782	34,189
Discovery Communications Inc. Series C NVS[a,b]	1,748	75,112
DISH Network Corp. Class Aa	1,288	83,475
Dollar General Corp.[a]	1,587	101,552
Dollar Tree Inc.[a]	1,196	64,136
Dominion Resources Inc.	2,737	192,192
Dover Corp.	1,035	90,945
Dow Chemical Co. (The)	5,888	315,302
Dr Pepper Snapple Group Inc.	1,196	75,252
DTE Energy Co.	897	70,190
Duke Energy Corp.	3,197	236,546
Duke Realty Corp.	2,852	53,047
Dun & Bradstreet Corp. (The)	322	37,796
E.I. du Pont de Nemours and Co.	4,485	296,503
Eastman Chemical Co.	874	72,079
Eaton Corp. PLC	2,415	168,591
Eaton Vance Corp. NVS	920	36,027
eBay Inc.[a]	6,072	336,996
Ecolab Inc.	1,518	174,297
Edison International	1,817	107,457
Edwards Lifesciences Corp.[a]	621	61,640
Electronic Arts Inc.[a]	1,840	69,626
Eli Lilly and Co.	4,738	301,147
EMC Corp.	9,729	287,297
Emerson Electric Co.	3,542	226,759
Energen Corp.	483	38,872
Energizer Holdings Inc.	322	39,129
Ensco PLC Class A	1,196	60,374
Entergy Corp.	1,035	80,119
EOG Resources Inc.	2,760	303,269
EQT Corp.	851	84,300
Equifax Inc.	782	61,590
Equinix Inc.[a]	276	60,240
Equity Residential	1,748	116,190
Essex Property Trust Inc.	305	59,002
Estee Lauder Companies Inc. (The) Class A	1,150	88,355
Everest Re Group Ltd.	253	41,452
Exelon Corp.	4,669	156,038
Expedia Inc.	621	53,344
Expeditors International of Washington Inc.	1,196	49,395

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

Express Scripts Holding Co.[a]	3,933	$290,767
Exxon Mobil Corp.	21,252	2,113,724
F5 Networks Inc.[a]	437	54,271
Facebook Inc. Class Aa	9,522	712,436
Family Dollar Stores Inc.	529	42,230
Fastenal Co.	1,587	71,859
Federal Realty Investment Trust	575	71,749
FedEx Corp.	1,472	217,679
Fidelity National Information Services Inc.	1,311	74,399
Fifth Third Bancorp	4,094	83,538
First Republic Bank	920	44,988
FirstEnergy Corp.	2,277	77,964
Fiserv Inc.[a]	1,472	94,900
Flextronics International Ltd.[a,b]	3,979	43,928
FLIR Systems Inc.	1,012	34,195
Flowserve Corp.	1,035	78,546
Fluor Corp.	989	73,077
FMC Corp.	851	56,285
FMC Technologies Inc.[a]	1,219	75,383
FNF Group[a]	1,242	35,161
Ford Motor Co.	17,296	301,123
Fossil Group Inc.[a]	322	32,615
Franklin Resources Inc.	2,254	127,396
Freeport-McMoRan Inc.	5,384	195,816
Frontier Communications Corp.	6,049	41,133
Gap Inc. (The)	1,403	64,748
Garmin Ltd.	621	33,739
General Dynamics Corp.	1,518	187,094
General Electric Co.	48,806	1,267,980
General Growth Properties Inc.	2,691	66,118
General Mills Inc.	3,013	160,834
General Motors Co.	5,571	193,871
Genuine Parts Co.	759	66,595
Gilead Sciences Inc.[a]	7,820	841,276
Goldman Sachs Group Inc. (The)	2,047	366,638
Google Inc. Class Aa	1,403	817,051
Google Inc. Class Ca	1,449	828,248
H&R Block Inc.	1,817	60,924
Halliburton Co.	4,485	303,231
Harley-Davidson Inc.	943	59,937
Harris Corp.	690	49,259
Hartford Financial Services Group Inc. (The)	2,139	79,250
Hasbro Inc.	575	30,277

Security	Shares	Value

HCA Holdings Inc.[a]	1,610	$112,410
HCP Inc.	2,599	112,615
Health Care REIT Inc.	1,564	105,695
Helmerich & Payne Inc.	759	79,733
Henry Schein Inc.[a]	529	63,316
Hershey Co. (The)	851	77,798
Hertz Global Holdings Inc.[a]	2,677	79,105
Hess Corp.	1,541	155,795
Hewlett-Packard Co.	9,614	365,332
HollyFrontier Corp.	1,012	50,630
Hologic Inc.[a]	1,587	39,469
Home Depot Inc. (The)	6,854	640,849
Honeywell International Inc.	3,611	343,876
Hormel Foods Corp.	966	48,957
Hospira Inc.[a]	920	49,441
Host Hotels & Resorts Inc.	4,945	112,845
Humana Inc.	828	106,597
IHS Inc. Class Aa	414	58,983
Illinois Tool Works Inc.	2,047	180,566
Illumina Inc.[a]	759	136,134
Ingersoll-Rand PLC	1,679	101,076
Integrys Energy Group Inc.	552	37,475
Intel Corp.	24,196	844,924
Intercontinental Exchange Inc.	627	118,503
International Business Machines Corp.	4,899	942,078
International Flavors & Fragrances Inc.	529	53,741
International Paper Co.	2,024	98,063
Interpublic Group of Companies Inc. (The)	2,553	49,860
Intuit Inc.	1,449	120,528
Intuitive Surgical Inc.[a]	207	97,292
Invesco Ltd.	2,415	98,629
Iron Mountain Inc.	874	31,447
J.B. Hunt Transport Services Inc.	598	45,179
J.M. Smucker Co. (The)	621	63,715
J.P. Morgan Chase & Co.	18,538	1,102,084
Jacobs Engineering Group Inc.[a]	920	49,597
Johnson & Johnson	13,685	1,419,545
Johnson Controls Inc.	3,266	159,413
Joy Global Inc.	644	40,669
Juniper Networks Inc.	2,760	64,004
Kansas City Southern Industries Inc.	621	71,639
Kellogg Co.	1,219	79,198

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

Keurig Green Mountain Inc.	713	$95,057
KeyCorp	4,439	60,415
Kimberly-Clark Corp.	1,725	186,300
Kimco Realty Corp.	2,047	48,084
Kinder Morgan Inc.	3,243	130,563
Kinder Morgan Management LLC[a,b]	734	71,726
KLA-Tencor Corp.	966	73,822
Kohl’s Corp.	1,104	64,904
Kraft Foods Group Inc.	2,737	161,209
Kroger Co. (The)	2,806	143,050
L Brands Inc.	1,219	77,833
L-3 Communications Holdings Inc.	575	63,221
Laboratory Corp. of America Holdings[a]	506	54,258
Lam Research Corp.	920	66,157
Las Vegas Sands Corp.	2,093	139,205
Legg Mason Inc.	874	43,106
Leggett & Platt Inc.	874	30,669
Leucadia National Corp.	1,794	44,724
Level 3 Communications Inc.[a]	920	41,363
Liberty Global PLC Series Aa	1,426	62,273
Liberty Global PLC Series C NVS[a]	2,737	114,762
Liberty Interactive Corp. Series Aa	2,760	81,475
Liberty Media Corp. Class Aa	598	29,440
Liberty Media Corp. Class Ca	1,144	55,450
Liberty Property Trust	1,173	41,548
Lincoln National Corp.	1,541	84,817
Linear Technology Corp.	1,334	60,177
LinkedIn Corp. Class Aa	529	119,422
Lockheed Martin Corp.	1,380	240,120
Loews Corp.	1,380	60,361
Lorillard Inc.	2,001	119,460
Lowe’s Companies Inc.	5,451	286,232
Lululemon Athletica Inc.[a]	597	23,838
LyondellBasell Industries NV Class A	2,323	265,635
M&T Bank Corp.	552	68,244
Macerich Co. (The)	989	64,572
Macy’s Inc.	2,001	124,642
Manpowergroup Inc.	621	48,177
Marathon Oil Corp.	3,105	129,447
Marathon Petroleum Corp.	1,610	146,526
Marriott International Inc. Class A	1,495	103,753
Marsh & McLennan Companies Inc.	2,300	122,130
Martin Marietta Materials Inc.	322	42,169

Security	Shares	Value

Marvell Technology Group Ltd.	2,760	$38,392
Masco Corp.	2,116	49,663
MasterCard Inc. Class A	5,359	406,266
Mattel Inc.	1,610	55,529
Maxim Integrated Products Inc.	1,725	53,285
McCormick & Co. Inc. NVS	782	54,498
McDonald’s Corp.	4,600	431,112
McGraw Hill Financial Inc.	1,357	110,093
McKesson Corp.	1,173	228,770
MDU Resources Group Inc.	1,449	45,368
Mead Johnson Nutrition Co. Class A	1,035	98,946
MeadWestvaco Corp.	1,334	57,362
Medtronic Inc.	4,853	309,864
Merck & Co. Inc.	14,444	868,229
MetLife Inc.	4,531	248,027
MGM Resorts International[a]	2,415	59,095
Microchip Technology Inc.	1,196	58,401
Micron Technology Inc.[a]	5,589	182,201
Microsoft Corp.	39,261	1,783,627
Mohawk Industries Inc.[a]	345	50,377
Molson Coors Brewing Co. Class B NVS	874	64,632
Mondelez International Inc. Class A	8,257	298,821
Monsanto Co.	2,645	305,894
Monster Beverage Corp.[a]	828	73,203
Moody’s Corp.	1,081	101,149
Morgan Stanley	7,383	253,311
Mosaic Co. (The)	1,541	73,598
Motorola Solutions Inc.	1,196	71,042
Murphy Oil Corp.	897	56,036
Mylan Inc.[a]	2,001	97,249
Nabors Industries Ltd.	1,610	43,808
NASDAQ OMX Group Inc. (The)	805	34,993
National Oilwell Varco Inc.	1,909	164,995
Navient Corp.	2,576	46,213
NetApp Inc.	1,840	77,574
Netflix Inc.[a]	322	153,800
New York Community Bancorp Inc.	1,886	30,082
Newell Rubbermaid Inc.	1,495	50,112
News Corp. Class A NVS[a]	1,958	34,510
NextEra Energy Inc.	2,226	219,150
Nielsen NV	1,265	59,442
Nike Inc. Class B	3,680	289,064
NiSource Inc.	1,679	66,606
Noble Energy Inc.	1,794	129,419

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

Nordstrom Inc.	805	$55,746
Norfolk Southern Corp.	1,610	172,270
Northeast Utilities	1,587	72,827
Northern Trust Corp.	1,150	79,753
Northrop Grumman Corp.	1,058	134,599
NRG Energy Inc.	1,955	60,175
Nucor Corp.	1,610	87,455
NVIDIA Corp.	3,358	65,313
O’Reilly Automotive Inc.[a]	598	93,276
Occidental Petroleum Corp.	3,933	407,970
Omnicare Inc.	713	45,468
Omnicom Group Inc.	1,311	94,405
ONEOK Inc.	1,129	79,256
Oracle Corp.	17,871	742,183
Owens-Illinois Inc.[a]	1,035	31,868
PACCAR Inc.	1,817	114,126
Pall Corp.	736	62,096
Parker Hannifin Corp.	828	95,634
PartnerRe Ltd.	276	30,826
Patterson Companies Inc.	644	25,934
Paychex Inc.	1,748	72,804
People’s United Financial Inc.	1,978	29,571
Pepco Holdings Inc.	1,564	43,104
PepsiCo Inc.	7,222	667,963
Perrigo Co. PLC	736	109,473
PetSmart Inc.	598	42,799
Pfizer Inc.	31,073	913,235
PG&E Corp.	2,507	116,525
Pharmacyclics Inc.[a]	299	37,193
Philip Morris International Inc.	7,544	645,616
Phillips 66	2,990	260,190
Pinnacle West Capital Corp.	713	40,605
Pioneer Natural Resources Co.	759	158,365
Plum Creek Timber Co. Inc.[b]	1,127	45,790
PNC Financial Services Group Inc. (The)[c]	2,507	212,468
PPG Industries Inc.	805	165,717
PPL Corp.	3,266	113,102
Praxair Inc.	1,311	172,462
Precision Castparts Corp.	759	185,242
Priceline Group Inc. (The)[a]	276	343,430
Principal Financial Group Inc.	1,541	83,661
Procter & Gamble Co. (The)	12,903	1,072,368
Progressive Corp. (The)	2,507	62,725
Prologis Inc.	2,806	114,878

Security	Shares	Value

Prudential Financial Inc.	2,300	$206,310
Public Service Enterprise Group Inc.	3,174	118,676
Public Storage	759	132,962
PulteGroup Inc.	2,070	39,785
PVH Corp.	460	53,700
QEP Resources Inc.	1,012	35,997
QUALCOMM Inc.	8,234	626,607
Quanta Services Inc.[a]	1,449	52,657
Quest Diagnostics Inc.	828	52,338
Ralph Lauren Corp.	299	50,591
Range Resources Corp.	828	65,073
Raytheon Co.	1,633	157,323
Realty Income Corp.	1,104	49,371
Red Hat Inc.[a]	1,035	63,052
Regency Centers Corp.	759	43,369
Regeneron Pharmaceuticals Inc.[a]	437	153,177
Regions Financial Corp.	7,038	71,436
RenaissanceRe Holdings Ltd.	299	30,615
Republic Services Inc.	1,564	61,512
Reynolds American Inc.	1,702	99,516
Robert Half International Inc.	966	48,503
Rock-Tenn Co. Class A	920	45,227
Rockwell Automation Inc.	782	91,189
Rockwell Collins Inc.	828	63,739
Roper Industries Inc.	621	93,498
Ross Stores Inc.	1,150	86,733
Royal Caribbean Cruises Ltd.	851	54,260
Safeway Inc.	1,334	46,397
Salesforce.com Inc.[a,b]	3,243	191,629
SanDisk Corp.	1,242	121,666
SBA Communications Corp. Class Aa	851	93,857
SCANA Corp.	759	39,422
Schlumberger Ltd.	6,463	708,603
Scripps Networks Interactive Inc. Class A	506	40,333
Seagate Technology PLC	1,817	113,708
SEI Investments Co.	1,242	47,066
Sempra Energy	1,173	124,303
Sherwin-Williams Co. (The)	483	105,347
Sigma-Aldrich Corp.	713	74,152
Simon Property Group Inc.	1,544	262,526
Sirius XM Holdings Inc.[a]	20,884	75,809
SL Green Realty Corp.	453	49,536
Southern Co. (The)	3,956	175,646

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

Southwestern Energy Co.[a]	1,794	$73,877
Spectra Energy Corp.	3,082	128,396
Sprint Corp.[a,b]	5,687	31,904
SPX Corp.	276	28,718
St. Jude Medical Inc.	1,587	104,091
Stanley Black & Decker Inc.	874	79,971
Staples Inc.	2,921	34,117
Starbucks Corp.	3,818	297,079
Starwood Hotels & Resorts Worldwide Inc.	1,104	93,332
State Street Corp.	2,323	167,326
Stericycle Inc.[a]	506	60,138
Stryker Corp.	1,472	122,632
SunTrust Banks Inc.	2,691	102,473
Superior Energy Services Inc.	943	33,797
Symantec Corp.	3,611	87,675
Synopsys Inc.[a]	1,035	42,332
Sysco Corp.	2,668	100,930
T. Rowe Price Group Inc.	1,334	108,047
Target Corp.	2,852	171,320
TD Ameritrade Holding Corp.	1,403	46,453
TE Connectivity Ltd.	2,024	126,864
Teradata Corp.[a]	989	45,168
Tesla Motors Inc.[a,b]	460	124,062
Texas Instruments Inc.	5,348	257,667
Textron Inc.	1,679	63,802
Thermo Fisher Scientific Inc.	1,886	226,716
Tiffany & Co.	644	65,005
Time Warner Cable Inc.	1,403	207,546
Time Warner Inc.	4,462	343,708
TJX Companies Inc. (The)	3,565	212,510
Toll Brothers Inc.[a]	805	28,650
Torchmark Corp.	724	39,494
Total System Services Inc.	1,219	38,350
Tractor Supply Co.	782	52,355
TransDigm Group Inc.	345	64,857
Travelers Companies Inc. (The)	1,656	156,840
Trimble Navigation Ltd.[a]	1,380	45,899
TRW Automotive Holdings Corp.[a]	598	57,581
Twenty-First Century Fox Inc. Class A	7,889	279,428
Twenty-First Century Fox Inc. Class B	1,771	60,993
Twitter Inc.[a]	1,621	80,645
Tyco International Ltd.	2,576	114,941
Tyson Foods Inc. Class A	1,771	67,404
U.S. Bancorp	8,625	364,665

Security	Shares	Value

UDR Inc.	1,817	$54,365
Ulta Salon, Cosmetics & Fragrance Inc.[a]	368	35,810
Union Pacific Corp.	4,577	481,821
United Parcel Service Inc. Class B	3,381	329,073
United Technologies Corp.	4,255	459,455
UnitedHealth Group Inc.	4,876	422,652
Unum Group	1,265	45,882
Urban Outfitters Inc.[a]	667	26,540
Valero Energy Corp.	2,806	151,917
Varian Medical Systems Inc.[a]	598	50,842
Ventas Inc.	1,617	106,366
VeriSign Inc.[a,b]	920	52,509
Verisk Analytics Inc. Class Aa	851	54,626
Verizon Communications Inc.	20,217	1,007,211
Vertex Pharmaceuticals Inc.[a]	1,196	111,910
VF Corp.	1,932	123,880
Viacom Inc. Class B NVS	2,070	167,981
Visa Inc. Class A	2,553	542,564
VMware Inc. Class Aa,b	437	43,079
Vornado Realty Trust	966	102,270
Vulcan Materials Co.	713	45,190
W.R. Berkley Corp.	506	24,465
W.W. Grainger Inc.	345	84,939
Wal-Mart Stores Inc.	7,567	571,308
Walgreen Co.	4,508	272,824
Walt Disney Co. (The)	8,257	742,139
Waste Management Inc.	2,093	98,308
Waters Corp.[a]	437	45,199
WellPoint Inc.	1,495	174,182
Wells Fargo & Co.	24,357	1,252,924
Western Digital Corp.	1,127	116,092
Western Union Co.	3,105	54,244
Weyerhaeuser Co.	3,220	109,319
Whirlpool Corp.	437	66,870
Whiting Petroleum Corp.[a]	667	61,804
Williams Companies Inc. (The)	3,450	205,068
Willis Group Holdings PLC	782	32,821
Windstream Holdings Inc.	2,783	31,448
Wisconsin Energy Corp.	1,242	56,300
Wyndham Worldwide Corp.	897	72,603
Wynn Resorts Ltd.	478	92,197
Xcel Energy Inc.	2,346	75,189
Xerox Corp.	6,509	89,889
Xilinx Inc.	1,495	63,164

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2014

Security	Shares	Value

XL Group PLC	1,449	$49,527
Xylem Inc.	1,196	44,563
Yahoo! Inc.[a]	5,566	214,347
Yum! Brands Inc.	2,300	166,589
Zimmer Holdings Inc.	897	89,081
Zoetis Inc.	2,760	97,814

		93,780,305

TOTAL COMMON STOCKS
(Cost: $154,461,333)		167,716,033

PREFERRED STOCKS — 0.21%

GERMANY — 0.21%
Henkel AG & Co. KGaA	897	94,286
Porsche Automobil Holding SE	736	67,135
Volkswagen AG	828	186,336

		347,757

TOTAL PREFERRED STOCKS
(Cost: $372,367)		347,757

SHORT-TERM INVESTMENTS — 1.20%

MONEY MARKET FUNDS — 1.20%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	1,762,887	1,762,887
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	110,979	110,979
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	151,852	151,852

		2,025,718

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,025,718)		2,025,718

TOTAL INVESTMENTS IN SECURITIES — 100.81%
(Cost: $156,859,418)		170,089,508
Other Assets, Less Liabilities — (0.81)%		(1,361,095)

NET ASSETS — 100.00%		$168,728,413

FDR — Fiduciary Depositary Receipts

NVS — Non-Voting Shares

SDR — Swedish Depositary Receipts

a	Non-income earning security.
b	All or a portion of this security represents a security on loan. See Note 1.
c	Affiliated issuer. See Note 2.
d	The rate quoted is the annualized seven-day yield of the fund at period end.
e	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2014

	iShares MSCI All Country World Minimum Volatility ETF	iShares MSCI Emerging Markets EMEA ETF	iShares MSCI Frontier 100 ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,101,752,796	$10,532,389	$715,158,602
Affiliated (Note 2)	36,552,239	29,958	—

Total cost of investments	$1,138,305,035	$10,562,347	$715,158,602

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,277,118,380	$10,340,482	$796,724,462
Affiliated (Note 2)	36,552,239	29,958	—

Total fair value of investments	1,313,670,619	10,370,440	796,724,462
Foreign currency, at value[b]	2,234,626	8,143	591,199
Cash	583,801	34,927	2,119,357
Receivables:
Investment securities sold	1,486,115	114,162	37,514,414
Dividends and interest	3,747,070	11,437	333,827

Total Assets	1,321,722,231	10,539,109	837,283,259

LIABILITIES
Payables:
Investment securities purchased	1,875,719	145,255	35,712,007
Collateral for securities on loan (Note 1)	36,552,239	29,958	—
Deferred foreign capital gains taxes (Note 1)	67,281	—	1,696,304
Investment advisory fees (Note 2)	214,528	4,320	526,185

Total Liabilities	38,709,767	179,533	37,934,496

NET ASSETS	$1,283,012,464	$10,359,576	$799,348,763

Net assets consist of:
Paid-in capital	$1,122,340,345	$10,937,826	$706,235,701
Undistributed (distributions in excess of) net investment income	5,984,087	84,072	(169,855)
Undistributed net realized gain (accumulated net realized loss)	(20,653,807)	(470,285)	12,849,871
Net unrealized appreciation (depreciation)	175,341,839	(192,037)	80,433,046

NET ASSETS	$1,283,012,464	$10,359,576	$799,348,763

Shares outstanding[c]	18,800,000	200,000	21,150,000

Net asset value per share	$68.25	$51.80	$37.79

[a]	Securities on loan with values of $35,033,138, $26,966 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $2,245,780, $8,214 and $591,655, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

iShares MSCI World ETF

ASSETS
Investments, at cost:
Unaffiliated	$154,444,531
Affiliated (Note 2)	2,414,887

Total cost of investments	$156,859,418

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$167,623,256
Affiliated (Note 2)	2,466,252

Total fair value of investments	170,089,508
Foreign currency, at value[b]	130,436
Cash	210
Receivables:
Investment securities sold	96,667
Dividends and interest	406,492

Total Assets	170,723,313

LIABILITIES
Payables:
Investment securities purchased	87,251
Collateral for securities on loan (Note 1)	1,873,866
Investment advisory fees (Note 2)	33,783

Total Liabilities	1,994,900

NET ASSETS	$168,728,413

Net assets consist of:
Paid-in capital	$155,432,877
Undistributed net investment income	568,421
Accumulated net realized loss	(500,347)
Net unrealized appreciation	13,227,462

NET ASSETS	$168,728,413

Shares outstanding[c]	2,300,000

Net asset value per share	$73.36

[a]	Securities on loan with a value of $1,794,237. See Note 1.
[b]	Cost of foreign currency: $131,035.
[c]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI All Country World Minimum Volatility ETF	iShares MSCI Emerging Markets EMEA ETF	iShares MSCI Frontier 100 ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$32,306,956	$280,535	$21,405,222
Interest — unaffiliated	—	—	3,085
Interest — affiliated (Note 2)	205	1	777
Securities lending income — affiliated (Note 2)	141,778	2,301	—

	32,448,939	282,837	21,409,084
Less: Other foreign taxes (Note 1)	(67,343)	—	—

Total investment income	32,381,596	282,837	21,409,084

EXPENSES
Investment advisory fees (Note 2)	3,757,055	66,881	4,380,187
Commitment fees (Note 7)	—	—	691
Interest expense (Note 7)	—	—	5,370

Total expenses	3,757,055	66,881	4,386,248
Less investment advisory fees waived (Note 2)	(1,500,283)	(18,687)	—

Net expenses	2,256,772	48,194	4,386,248

Net investment income	30,124,824	234,643	17,022,836

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(14,629,896)	(324,407)	16,809,925
Investments — affiliated (Note 2)	(31,409)	—	—
In-kind redemptions — unaffiliated	30,364,712	—	4,349,669
In-kind redemptions — affiliated (Note 2)	2,798	—	—
Foreign currency transactions	14,994	(4,431)	(1,110,990)

Net realized gain (loss)	15,721,199	(328,838)	20,048,604

Net change in unrealized appreciation/depreciation on:
Investments[c]	127,055,410	562,832	81,913,054
Translation of assets and liabilities in foreign currencies	(12,543)	80	(295)

Net change in unrealized appreciation/depreciation	127,042,867	562,912	81,912,759

Net realized and unrealized gain	142,764,066	234,074	101,961,363

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$172,888,890	$468,717	$118,984,199

[a]	Net of foreign withholding tax of $1,685,749, $39,973 and $1,863,335, respectively.
[b]	Net of foreign capital gains taxes of $ —, $ — and $578,568, respectively.
[c]	Net of deferred foreign capital gains taxes of $ —, $ — and $1,128,254, respectively.

See notes to financial statements.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

iShares MSCI World ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$3,491,968
Dividends — affiliated (Note 2)	8,473
Interest — affiliated (Note 2)	12
Securities lending income — affiliated (Note 2)	13,685

Total investment income	3,514,138

EXPENSES
Investment advisory fees (Note 2)	299,743

Total expenses	299,743

Net investment income	3,214,395

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(452,123)
Investments — affiliated (Note 2)	13
In-kind redemptions — unaffiliated	3,477,356
In-kind redemptions — affiliated (Note 2)	9,195
Foreign currency transactions	3,719

Net realized gain	3,038,160

Net change in unrealized appreciation/depreciation on:
Investments	13,583,672
Translation of assets and liabilities in foreign currencies	(2,428)

Net change in unrealized appreciation/depreciation	13,581,244

Net realized and unrealized gain	16,619,404

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,833,799

[a]	Net of foreign withholding tax of $151,434.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI All Country World Minimum Volatility ETF		iShares MSCI Emerging Markets EMEA ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$30,124,824	$23,353,046	$234,643	$162,306
Net realized gain (loss)	15,721,199	15,102,144	(328,838)	437,250
Net change in unrealized appreciation/depreciation	127,042,867	28,767,070	562,912	(407,972)

Net increase in net assets resulting from operations	172,888,890	67,222,260	468,717	191,584

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,115,840)	(21,734,941)	(158,907)	(177,671)

Total distributions to shareholders	(29,115,840)	(21,734,941)	(158,907)	(177,671)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	261,249,242	492,714,983	5,251,709	—
Cost of shares redeemed	(129,769,428)	(109,218,290)	—	(5,559,099)

Net increase (decrease) in net assets from capital share transactions	131,479,814	383,496,693	5,251,709	(5,559,099)

INCREASE (DECREASE) IN NET ASSETS	275,252,864	428,984,012	5,561,519	(5,545,186)

NET ASSETS
Beginning of year	1,007,759,600	578,775,588	4,798,057	10,343,243

End of year	$1,283,012,464	$1,007,759,600	$10,359,576	$4,798,057

Undistributed net investment income included in net assets at end of year	$5,984,087	$4,621,411	$84,072	$12,385

SHARES ISSUED AND REDEEMED
Shares sold	4,000,000	8,200,000	100,000	—
Shares redeemed	(2,000,000)	(1,800,000)	—	(100,000)

Net increase (decrease) in shares outstanding	2,000,000	6,400,000	100,000	(100,000)

See notes to financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Frontier 100 ETF		iShares MSCI World ETF
	Year ended August 31, 2014	Period from September 12, 2012[a] to August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,022,836	$2,027,213	$3,214,395	$313,385
Net realized gain (loss)	20,048,604	(2,074,597)	3,038,160	1,592,421
Net change in unrealized appreciation/depreciation	81,912,759	(1,479,713)	13,581,244	(936,157)

Net increase (decrease) in net assets resulting from operations	118,984,199	(1,527,097)	19,833,799	969,649

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,334,501)	(2,007,790)	(2,735,328)	(292,821)
Return of capital	—	(180,295)	—	—

Total distributions to shareholders	(15,334,501)	(2,188,085)	(2,735,328)	(292,821)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	581,098,884	294,121,892	148,427,324	24,918,447
Cost of shares redeemed	(165,483,378)	(10,323,151)	(21,501,639)	(11,580,026)

Net increase in net assets from capital share transactions	415,615,506	283,798,741	126,925,685	13,338,421

INCREASE IN NET ASSETS	519,265,204	280,083,559	144,024,156	14,015,249

NET ASSETS
Beginning of year	280,083,559	—	24,704,257	10,689,008

End of year	$799,348,763	$280,083,559	$168,728,413	$24,704,257

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(169,855)	$(241,782)	$568,421	$85,201

SHARES ISSUED AND REDEEMED
Shares sold	16,150,000	9,650,000	2,200,000	400,000
Shares redeemed	(4,300,000)	(350,000)	(300,000)	(200,000)

Net increase in shares outstanding	11,850,000	9,300,000	1,900,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI All Country World Minimum Volatility ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Oct. 18, 2011[a] to Aug. 31, 2012
Net asset value, beginning of period	$59.99	$55.65	$50.02

Income from investment operations:
Net investment income[b]	1.72	1.68	1.49
Net realized and unrealized gain[c]	8.18	4.20	4.67

Total from investment operations	9.90	5.88	6.16

Less distributions from:
Net investment income	(1.64)	(1.54)	(0.53)

Total distributions	(1.64)	(1.54)	(0.53)

Net asset value, end of period	$68.25	$59.99	$55.65

Total return	16.70%	10.69%	12.41%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,283,012	$1,007,760	$578,776
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.23%
Ratio of expenses to average net assets prior to waived fees[e]	0.33%	0.34%	0.34%
Ratio of net investment income to average net assets[e]	2.67%	2.83%	3.17%
Portfolio turnover rate[f]	24%	13%	22%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013, and the period ended August 31, 2012 were 23%, 13%, and 22%, respectively. See Note 4.

See notes to financial statements.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets EMEA ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 18, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$47.98	$51.72	$51.16

Income from investment operations:
Net investment income[b]	1.23	1.26	1.43
Net realized and unrealized gain (loss)[c]	3.38	(3.22)	0.02

Total from investment operations	4.61	(1.96)	1.45

Less distributions from:
Net investment income	(0.79)	(1.78)	(0.89)

Total distributions	(0.79)	(1.78)	(0.89)

Net asset value, end of period	$51.80	$47.98	$51.72

Total return	9.61%	(3.95)%	2.91%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,360	$4,798	$10,343
Ratio of expenses to average net assets[e]	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets[e]	2.39%	2.39%	4.46%
Portfolio turnover rate[f]	18%	8%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Frontier 100 ETF

	Year ended Aug. 31, 2014	Period from Sep. 12, 2012[a] to Aug. 31, 2013
Net asset value, beginning of period	$30.12	$25.25

Income from investment operations:
Net investment income[b]	1.09	0.67
Net realized and unrealized gain[c]	7.47	4.51

Total from investment operations	8.56	5.18

Less distributions from:
Net investment income	(0.89)	(0.28)
Return of capital	—	(0.03)

Total distributions	(0.89)	(0.31)

Net asset value, end of period	$37.79	$30.12

Total return	28.56%	20.54%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$799,349	$280,084
Ratio of expenses to average net assets[e]	0.79%	0.79%
Ratio of net investment income to average net assets[e]	3.07%	2.32%
Portfolio turnover rate[f]	61%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2014 and period ended August 31, 2013 were 42% and 10%, respectively. See Note 4.

See notes to financial statements.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI World ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 10, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$61.76	$53.45	$50.32

Income from investment operations:
Net investment income[b]	1.81	1.40	0.98
Net realized and unrealized gain[c]	11.16	8.03	2.89

Total from investment operations	12.97	9.43	3.87

Less distributions from:
Net investment income	(1.37)	(1.12)	(0.74)

Total distributions	(1.37)	(1.12)	(0.74)

Net asset value, end of period	$73.36	$61.76	$53.45

Total return	21.07%	17.84%	7.76%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$168,728	$24,704	$10,689
Ratio of expenses to average net assets[e]	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets[e]	2.57%	2.34%	2.91%
Portfolio turnover rate[f]	5%	5%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI All Country World Minimum Volatility	Non-diversified
MSCI Emerging Markets EMEA	Non-diversified
MSCI Frontier 100	Non-diversified
MSCI World	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
MSCI All Country World Minimum Volatility
Assets:
Common Stocks	$1,273,829,321	$—	$—		$1,273,829,321
Preferred Stocks	3,200,554	—	—		3,200,554
Rights	—	88,505	—		88,505
Money Market Funds	36,552,239	—	—		36,552,239

	$1,313,582,114	$88,505	$—		$1,313,670,619

MSCI Emerging Markets EMEA
Assets:
Common Stocks	$10,206,268	$—	$19		$10,206,287
Preferred Stocks	134,195	—	—		134,195
Money Market Funds	29,958	—	—		29,958

	$10,370,421	$—	$19		$10,370,440

MSCI Frontier 100
Assets:
Common Stocks	$796,724,364	$98	$—		$796,724,462
Convertible Bonds	—	—	0	[a]	0	[a]

	$796,724,364	$98	$0	[a]	$796,724,462

MSCI World
Assets:
Common Stocks	$167,707,002	$9,031	$—		$167,716,033
Preferred Stocks	347,757	—	—		347,757
Money Market Funds	2,025,718	—	—		2,025,718

	$170,080,477	$9,031	$—		$170,089,508

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of August 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES®, INC.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of August 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI All Country World Minimum Volatility	$35,033,138	$35,033,138	$—
MSCI Emerging Markets EMEA	26,966	26,966	—
MSCI World	1,794,237	1,794,237	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to the iShares MSCI All Country World Minimum Volatility ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion[a]

[a]	Breakpoint level added effective July 1, 2014.

BFA has voluntarily waived a portion of its investment advisory fees for the iShares MSCI All Country World Minimum Volatility ETF in the amount of $1,493,893.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI All Country World Minimum Volatility ETF through December 31, 2015 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds. In association with this agreement, for the year ended August 31, 2014, BFA waived its investment advisory fees for the iShares MSCI All Country World Minimum Volatility ETF in the amount of $6,390.

Effective September 12, 2014, BFA has contractually agreed to waive an additional portion of its investment advisory fees for the iShares MSCI All Country World Minimum Volatility ETF through December 31, 2015 in order to limit total annual operating expenses to 0.20% of average daily net assets.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Emerging Markets EMEA	0.68%
MSCI Frontier 100	0.79
MSCI World	0.24

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Emerging Markets EMEA ETF through December 31, 2015 in order to limit total annual operating expenses to 0.49% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES®, INC.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares MSCI World ETF (the “Group 1 Fund”) retains 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares MSCI All Country World Minimum Volatility ETF, iShares MSCI Emerging Markets EMEA ETF and iShares MSCI Frontier 100 ETF (the “Group 2 Funds”) retain 75% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, the Group 1 Fund will (i) receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will (i) receive for the remainder of that calendar year 80% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI All Country World Minimum Volatility	$69,852
MSCI Emerging Markets EMEA	828
MSCI World	6,227

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of year	Shares Purchased	Shares Sold	Shares Held at End of year	Value at End of year	Dividend Income	Net Realized Gain (Loss)
MSCI All Country World Minimum Volatility
iShares India 50 ETF	135,154	5,900	(141,054)	—	$—	$—	$(28,611)

MSCI World
BlackRock Inc.	124	681	(115)	690	$228,066	$4,693	$3,996
PNC Financial Services Group Inc. (The)	436	2,398	(327)	2,507	212,468	3,780	5,212

					$440,534	$8,473	$9,208

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI All Country World Minimum Volatility	$349,492,598	$264,969,951
MSCI Emerging Markets EMEA	1,822,609	1,712,896
MSCI Frontier 100	745,303,855	333,120,995
MSCI World	7,333,338	6,002,597

In-kind transactions (see Note 4) for the year ended August 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI All Country World Minimum Volatility	$169,594,921	$124,142,735
MSCI Emerging Markets EMEA	5,229,082	—
MSCI Frontier 100	14,632,474	14,254,486
MSCI World	146,778,646	21,248,638

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES®, INC.

solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares MSCI All Country World Minimum Volatility ETF and iShares MSCI Emerging Markets EMEA ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy,

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2014, attributable to the use of equalization, passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI All Country World Minimum Volatility	$29,914,303	$353,692	$(30,267,995)
MSCI Emerging Markets EMEA	—	(4,049)	4,049
MSCI Frontier 100	7,001,749	(1,616,408)	(5,385,341)
MSCI World	3,474,085	4,153	(3,478,238)

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI All Country World Minimum Volatility
Ordinary income	$29,115,840	$21,734,941

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	2014	2013
MSCI Emerging Markets EMEA
Ordinary income	$158,907	$177,671

MSCI Frontier 100
Ordinary income	$15,334,501	$2,007,790
Return of capital	—	180,295

	$15,334,501	$2,188,085

MSCI World
Ordinary income	$2,735,328	$292,821

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI All Country World Minimum Volatility	$6,482,255	$—	$(5,163,254)	$169,820,245	$(10,467,127)	$160,672,119
MSCI Emerging Markets EMEA	89,048	—	(138,849)	(212,440)	(316,009)	(578,250)
MSCI Frontier 100	21,438,582	3,227,083	—	68,447,397	—	93,113,062
MSCI World	644,116	—	(82,372)	13,059,431	(325,639)	13,295,536

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purpose of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2014, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI All Country World Minimum Volatility	$5,163,254
MSCI Emerging Markets EMEA	138,849
MSCI World	82,372

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI All Country World Minimum Volatility	$1,143,826,629	$184,277,614	$(14,433,624)	$169,843,990
MSCI Emerging Markets EMEA	10,582,759	1,006,669	(1,218,988)	(212,319)
MSCI Frontier 100	727,144,251	93,619,041	(24,038,830)	69,580,211
MSCI World	157,027,449	15,698,798	(2,636,739)	13,062,059

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LINE OF CREDIT

The iShares MSCI Frontier 100 ETF, along with certain other iShares funds, is a party to a $150 million credit agreement with State Street Bank and Trust Company, which expires October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended August 31, 2014, the Fund’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $23,000,000, $460,274 and 1.15%, respectively.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	63

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI All Country World Minimum Volatility ETF, iShares MSCI Emerging Markets EMEA ETF, iShares MSCI Frontier 100 ETF and iShares MSCI World ETF (the “Funds”) at August 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2014

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Emerging Markets EMEA	$320,508	$39,965
MSCI Frontier 100	23,268,557	2,441,639

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended August 31, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
MSCI All Country World Minimum Volatility	47.54%
MSCI World	46.34

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI All Country World Minimum Volatility	$27,881,285
MSCI Emerging Markets EMEA	198,872
MSCI Frontier 100	3,947,879
MSCI World	2,735,328

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	65

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI All Country World Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

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iSHARES®, INC.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

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iSHARES®, INC.

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Emerging Markets EMEA ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s

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Contract (Continued)

iSHARES®, INC.

proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES®, INC.

addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	71

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iSHARES®, INC.

significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Frontier 100 ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group. The Board further noted that the Fund invests in smaller, “frontier markets” exposures, as compared to the competitor funds as determined by Lipper, which invest primarily in “emerging markets” exposures.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

IV. iShares MSCI World ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	77

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	79

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI All Country World Minimum Volatility	$1.617449	$—	$0.025316	$1.642765	98%	—%	2%		100%
MSCI Frontier 100	0.892750	—	—	0.892750	100	—	—		100
MSCI World	1.360023	—	0.005392	1.365415	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Country World Minimum Volatility ETF

Period Covered: January 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.32%
Greater than 2.5% and Less than 3.0%	1	0.16
Greater than 2.0% and Less than 2.5%	6	0.96
Greater than 1.5% and Less than 2.0%	3	0.48
Greater than 1.0% and Less than 1.5%	16	2.56
Greater than 0.5% and Less than 1.0%	84	13.42
Between 0.5% and –0.5%	502	80.18
Less than –0.5% and Greater than –1.0%	10	1.60
Less than –1.0% and Greater than –1.5%	2	0.32

	626	100.00%

iShares MSCI Emerging Markets EMEA ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.18%
Greater than 3.5% and Less than 4.0%	4	0.71
Greater than 3.0% and Less than 3.5%	9	1.60
Greater than 2.5% and Less than 3.0%	12	2.13
Greater than 2.0% and Less than 2.5%	12	2.13
Greater than 1.5% and Less than 2.0%	18	3.19
Greater than 1.0% and Less than 1.5%	40	7.09
Greater than 0.5% and Less than 1.0%	121	21.45
Between 0.5% and –0.5%	273	48.41
Less than –0.5% and Greater than –1.0%	48	8.51
Less than –1.0% and Greater than –1.5%	15	2.66
Less than –1.5% and Greater than –2.0%	7	1.24
Less than –2.0% and Greater than –2.5%	2	0.35
Less than –2.5% and Greater than –3.0%	2	0.35

	564	100.00%

SUPPLEMENTAL INFORMATION	81

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Frontier 100 ETF

Period Covered: October 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	18	4.11%
Greater than 2.5% and Less than 3.0%	38	8.68
Greater than 2.0% and Less than 2.5%	73	16.67
Greater than 1.5% and Less than 2.0%	139	31.73
Greater than 1.0% and Less than 1.5%	80	18.26
Greater than 0.5% and Less than 1.0%	22	5.02
Between 0.5% and –0.5%	18	4.11
Less than –0.5% and Greater than –1.0%	26	5.94
Less than –1.0% and Greater than –1.5%	17	3.88
Less than –1.5% and Greater than –2.0%	4	0.91
Less than –2.0% and Greater than –2.5%	1	0.23
Less than –2.5% and Greater than –3.0%	2	0.46

	438	100.00%

iShares MSCI World ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	3	0.53%
Greater than 2.0% and Less than 2.5%	37	6.56
Greater than 1.5% and Less than 2.0%	48	8.51
Greater than 1.0% and Less than 1.5%	76	13.48
Greater than 0.5% and Less than 1.0%	185	32.80
Between 0.5% and –0.5%	215	38.12

	564	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Frontier 100 ETF (the “Fund”) for marketing to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards. Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Frontier 100 ETF in respect of BFA’s financial year ending December 31, 2013 is USD 126,716. This figure is comprised of fixed remuneration of USD 49,824 and variable remuneration of USD 76,892. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Frontier 100 ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 20,358.

SUPPLEMENTAL INFORMATION	83

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 312 funds (as of August 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (57)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	85

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	87

Notes:

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	89

Notes:

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-811-0814

AUGUST 31, 2014

2014 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Global Agriculture Producers ETF | VEGI | NYSE Arca
➢	iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca
➢	iShares MSCI Global Gold Miners ETF | RING | NYSE Arca
➢	iShares MSCI Global Metals & Mining Producers ETF | PICK | NYSE Arca
➢	iShares MSCI Global Silver Miners ETF | SLVP | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equities advanced for the 12-month period ended August 31, 2014 (the “reporting period”), although sluggish economic recovery in Europe, U.S. Federal Reserve Bank (“Fed”) actions, and slower economic growth in China kept volatility levels elevated.

For U.S. equities, the reporting period began in an environment of volatility, as concern mounted that the Fed would begin to taper its ongoing quantitative easing program, QE3. Market sentiment soon turned positive, though, when the Fed announced that it would delay any tapering of stimulus until the economic recovery appeared more sustainable. When the Fed did, in fact, begin to reduce its bond-buying program at the end of 2013, the effect on markets was positive, as investors had already digested the possibility of tapering and were reassured that the reduction of the stimulus would be gradual. Although gross domestic product (“GDP”) contracted in the first quarter of 2014, it expanded by 4.2% in the second quarter. The housing sector showed signs of improvement, with housing starts and building permits rising in July 2014, and consumer sentiment remained high throughout the second half of the reporting period. Also, in August 2014, the S&P 500® broke 2,000, reaching a new high.

European equities delivered some of the strongest returns among international equity markets for the reporting period, despite slow and uneven economic recovery in the eurozone. For the third quarter of 2013, the eurozone as a whole experienced GDP growth of 0.1%, representing a decline from the previous quarter. In the fourth quarter of 2013 and first quarter of 2014, GDP growth for the eurozone registered only 0.3% and 0.2%, respectively, before stagnating completely in the second quarter of 2014. Underlying the GDP figures for the entire area, Germany’s GDP grew 0.7% in the first quarter of 2014 over the previous quarter, its largest growth rate in three years, but contracted in the second quarter of 2014. France’s economy demonstrated uneven growth before stagnating in the first and second quarters of 2014 amid weak consumer spending and business investment. Elsewhere in Europe, Spain’s economy gained strength, growing 0.6% in the second quarter of 2014, its largest rate in more than six years. Italy’s economy expanded by 0.1% in the fourth quarter of 2013, but contracted again in the first and second quarters of 2014. Unemployment levels remained stubbornly high among many European markets. The United Kingdom experienced healthy economic growth. GDP growth remained steady in the U.K. throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014 largely on the strength of its services and production sectors.

Japanese equities achieved positive returns in an uneven environment, as conflicting data influenced markets to change direction throughout the reporting period. Early in the reporting period, Japanese equities benefited from the Bank of Japan’s measures to improve economic conditions through quantitative easing. The Nikkei Index rallied and the Japanese yen declined, which in turn helped export levels, although not to the extent that had been expected. Economic growth, as measured by GDP, was uneven during the reporting period. GDP growth was positive for the third and fourth quarters of 2013. The fourth quarter of 2013 figures were revised downward in early 2014, however, and disappointing economic data provided cause for concern that Japan’s growth trajectory might slow in the first quarter of 2014. Stock markets were strengthened when economic data indicated Japan’s economy grew at an annualized 6.7% pace in the first quarter of 2014, surpassing the forecast for the quarter. However, concerns surrounding an increase in the country’s consumption tax — its first increase in 17 years — weighed on markets later in the reporting period. Consumer spending, which had improved in anticipation of the consumption tax increase, slumped in the months following the implementation in April 2014, largely causing GDP to contract in the second quarter of 2014.

Emerging market countries as a group delivered double-digit returns and slightly outperformed broad international indices for the reporting period. Early in the reporting period, concern regarding the Fed tapering its quantitative easing program led investors to abandon emerging market holdings. Political uncertainty among some emerging markets compounded investor aversion to emerging markets. As the reporting period progressed, rising expectations that the Fed would be slower to raise rates than originally had been anticipated, as well as reduced political unrest, helped to refuel investors’ appetite for risk, boosting returns for emerging markets equities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.05%	13.38%	13.29%	13.05%	13.38%	13.29%
Since Inception	5.30%	5.50%	5.53%	14.26%	14.82%	14.92%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,052.30	$1.97	$1,000.00	$1,023.30	$1.94	0.38%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

The iShares MSCI Global Agriculture Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture, as represented by the MSCI ACWI Select Agriculture Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 13.05%, net of fees, while the total return for the Index was 13.29%.

As represented by the Index, global agriculture producers stocks gained approximately 13% for the reporting period, trailing the return of the broad global equity market. Mixed global economic conditions kept demand for agricultural products in check. U.S. economic growth improved during the reporting period, but economic activity in Europe remained subdued throughout the reporting period and growth in emerging economies softened during the first half of the reporting period before signs of recovery emerged later. At the same time, a wet spring and favorable summer weather in 2014 led to expectations of a record-breaking growing season globally. Global wheat production was forecast to reach an all-time high in 2014, while U.S. farmers were expected to harvest record levels of corn and soybeans.

Consequently, the prices of most agricultural commodities declined sharply for the reporting period. For example, the price of wheat declined by more than 14% for the reporting period, cotton prices fell by 19%, soybean prices dropped by 23%, and corn prices tumbled by 27%.

Currency fluctuations relative to the U.S. dollar had a modestly negative impact on Index performance for the reporting period. The U.S. comprised nearly half of the Index as of August 31, 2014; the top country weightings in the remainder of the Index included Canada, Switzerland, Japan, and Norway. The U.S. dollar appreciated by 3% against the Canadian dollar, 6% versus the Japanese yen, and 1% against the Norwegian krone, though the dollar fell by 1% versus the Swiss franc. A stronger U.S. dollar reduces international equity returns for U.S. investors.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector/Investment Type	Percentage of Total Investments*

Materials	51.19%
Food, Beverage & Tobacco	31.51
Capital Goods	16.50
Investment Companies	0.80

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*

United States	48.52%
Canada	11.06
Switzerland	8.39
Japan	5.77
Norway	4.02
Malaysia	2.92
Singapore	2.39
Italy	2.08
Germany	1.88
China	1.36

TOTAL	88.39%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.44%	19.36%	19.63%	19.44%	19.36%	19.63%
Since Inception	7.59%	7.51%	7.58%	20.79%	20.58%	20.78%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,111.10	$2.08	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

The iShares MSCI Global Energy Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production, as represented by the MSCI ACWI Select Energy Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 19.44%, net of fees, while the total return for the Index was 19.63%.

As represented by the Index, global energy production stocks advanced by just under 20% for the reporting period, narrowly trailing the gain of the broad global equity market. U.S. energy stocks, which comprised approximately half of the Index at the end of the reporting period, were among the best performers, returning nearly 25% for the reporting period. Strong production levels, particularly from a boom in shale oil and gas extraction, and improving economic growth domestically helped drive the rally in U.S. energy stocks.

In other regions of the world, energy production stocks posted double-digit gains but lagged the U.S. energy sector. Economic growth in Europe remained subdued throughout the reporting period, dampening demand for energy on the Continent. In addition, other notable energy consumers — including Russia, Japan, and Brazil, all three of which are among the top 10 countries in the world in terms of energy consumption — experienced markedly weaker economic growth during the reporting period.

Currency fluctuations relative to the U.S. dollar had a modestly negative impact on Index performance for the reporting period. A stronger U.S. dollar reduces international equity returns for U.S. investors. The U.S. dollar appreciated by 11% against the Russian ruble, 6% versus the Japanese yen, 3% against the Canadian dollar, and 1% versus the euro and the Chinese yuan. These countries comprised approximately one-third of the Index as of the end of the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Integrated Oil & Gas	60.41%
Oil & Gas Exploration & Production	32.81
Oil & Gas Refining & Marketing	5.08
Coal & Consumable Fuels	1.70

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*

United States	50.01%
United Kingdom	16.73
Canada	10.81
France	4.81
China	2.96
Brazil	2.52
Italy	2.17
Russia	2.10
Australia	1.58
Norway	1.17

TOTAL	94.86%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL GOLD MINERS ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.01)%	(2.61)%	(1.90)%	(2.01)%	(2.61)%	(1.90)%
Since Inception	(25.75)%	(25.85)%	(25.67)%	(53.65)%	(53.82)%	(53.52)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,030.50	$2.00	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL GOLD MINERS ETF

The iShares MSCI Global Gold Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining, as represented by the MSCI ACWI Select Gold Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was -2.01%, net of fees, while the total return for the Index was -1.90%.

As represented by the Index, global gold mining stocks declined by approximately 2% for the reporting period, trailing the strong gain of the broad global equity market. Mixed global economic conditions kept demand for commodities in check, and gold was no exception. U.S. economic growth improved during the reporting period, but economic activity in Europe remained subdued throughout the reporting period and growth in emerging economies softened during the first half of the reporting period before signs of recovery emerged later. In addition, demand for gold typically increases when inflation or inflation expectations rise, but global inflation remained low by historical standards.

For the reporting period, the price of gold fell by 8% overall, ending the period at $1,286 per ounce — approximately 33% below the all-time high of $1,909 per ounce reached in August 2011. The price of gold traded between $1,200 and $1,400 per ounce throughout the reporting period.

Currency fluctuations relative to the U.S. dollar also had a negative impact on Index performance for the reporting period. A stronger dollar lowers international equity returns for U.S. investors. The U.S. dollar strengthened against many foreign currencies during the reporting period, including 3% against the Canadian dollar, 4% versus the South African rand, and 6% against the Turkish lira. These three countries comprised approximately two-thirds of the Index as of August 31, 2014. In addition, gold is generally priced in U.S. dollars, so a stronger dollar makes gold more expensive for foreign buyers.

COUNTRY ALLOCATION

As of 8/31/14

Country	Percentage of Total Investments*

Canada	60.26%
United States	11.03
South Africa	10.84
United Kingdom	7.19
Australia	5.73
Peru	2.56
Hong Kong	0.86
Turkey	0.79
China	0.74

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Goldcorp Inc. (Canada)	15.93%
Barrick Gold Corp. (Canada)	14.88
Newmont Mining Corp.	8.78
Agnico-Eagle Mines Ltd. (Canada)	4.59
Newcrest Mining Ltd. (Australia)	4.58
Randgold Resources Ltd. (United Kingdom)	4.53
Eldorado Gold Corp. (Canada)	4.52
Yamana Gold Inc. (Canada)	4.45
AngloGold Ashanti Ltd. (South Africa)	4.44
Kinross Gold Corp. (Canada)	3.85

TOTAL	70.55%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.32%	17.19%	15.67%	15.32%	17.19%	15.67%
Since Inception	(5.38)%	(5.21)%	(5.43)%	(13.31)%	(12.90)%	(13.43)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,054.00	$2.02	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

The iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in mining, extraction or production of diversified metals, excluding gold and silver, as represented by the MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 15.32%, net of fees, while the total return for the Index was 15.67%.

As represented by the Index, global metals and mining stocks advanced by nearly 16% for the reporting period, trailing the gain of the broad global equity market. Demand for industrial metals was mixed as global economic conditions varied by region. U.S. economic growth improved during the reporting period, but economic activity in Europe remained subdued throughout the reporting period and growth in emerging economies softened during the first half of the reporting period before signs of recovery emerged later.

Overall, the prices of industrial metals declined for the reporting period as the International Monetary Fund Commodity Metals Price Index fell by 7%. However, this masked significant variation in the performance of individual metals. For example, iron ore prices plunged by more than 30% amid rising production levels and slowing demand from emerging markets. In contrast, nickel surged by 30% after Indonesia (which supplies one-fifth of global nickel exports) banned nickel ore exports in early 2014.

Currency fluctuations relative to the U.S. dollar had a mixed but slightly positive impact on Index performance for the reporting period. A weaker dollar increases international equity returns for U.S. investors. The U.S. dollar declined by 7% against the British pound, 6% against the Brazilian real, 5% versus the Australian dollar, and 1% against the Japanese yen. These countries comprised approximately half of the Index as of August 31, 2014.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Diversified Metals & Mining	62.11%
Steel	31.50
Aluminum	4.25
Precious Metals & Minerals	2.14

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*

United Kingdom	27.21%
Australia	18.14
United States	14.00
Japan	7.47
Brazil	5.91
Canada	4.80
South Korea	3.85
France	1.87
Mexico	1.84
Germany	1.76

TOTAL	86.85%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL SILVER MINERS ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.48)%	(7.49)%	(7.24)%	(7.48)%	(7.49)%	(7.24)%
Since Inception	(21.80)%	(21.54)%	(21.69)%	(47.02)%	(46.56)%	(46.84)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$969.70	$1.94	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL SILVER MINERS ETF

The iShares MSCI Global Silver Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of silver mining, as represented by the MSCI ACWI Select Silver Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was -7.48%, net of fees, while the total return for the Index was -7.24%.

As represented by the Index, global silver mining stocks declined by approximately 7% for the reporting period, trailing the strong gain of the broad global equity market. Mixed global economic conditions kept demand for commodities in check, and silver was no exception. U.S. economic growth improved during the reporting period, but economic activity in Europe remained subdued throughout the reporting period and growth in emerging economies softened during the first half of the reporting period before signs of recovery emerged later.

The price of silver ended the reporting period at $19.47 per ounce, down approximately 18% from the beginning of the period and more than 35% from August 2012. The price of silver traded between $18 and $25 per ounce throughout the reporting period.

Currency fluctuations relative to the U.S. dollar also had a negative impact on Index performance for the reporting period. A stronger dollar lowers international equity returns for U.S. investors. The U.S. dollar strengthened against many foreign currencies during the reporting period, including 1% versus the Peruvian sol and 3% against the Canadian dollar. These two countries comprised over 60% of the Index as of August 31, 2014. In addition, silver is generally priced in U.S. dollars, so a stronger dollar makes silver more expensive for foreign buyers.

COUNTRY ALLOCATION

As of 8/31/14

Country	Percentage of Total Investments*

Canada	58.42%
United Kingdom	12.51
United States	12.49
Mexico	8.53
Peru	5.22
Hong Kong	2.65
Australia	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Silver Wheaton Corp. (Canada)	22.31%
Industrias Penoles SAB de CV (Mexico)	8.53
Fresnillo PLC (United Kingdom)	8.28
Compania de Minas Buenaventura SA SP ADR (Peru)	5.21
First Majestic Silver Corp. (Canada)	4.56
Pan American Silver Corp. (Canada)	4.56
Tahoe Resources Inc. (Canada)	4.45
Hecla Mining Co.	4.25
Coeur Mining Inc.	3.30
Silver Standard Resources Inc. (Canada)	3.14

TOTAL	68.59%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2014 and held through August 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.20%

AUSTRALIA — 0.82%
Australian Agricultural Co. Ltd.[a]	45,594	$53,092
GrainCorp Ltd. Class A	21,352	180,933
Nufarm Ltd.	21,148	85,250
Tassal Group Ltd.	16,524	61,665

		380,940
BRAZIL — 0.58%
BrasilAgro — Companhia Brasileira Propriedades Agricolas	3,400	14,724
Sao Martinho SA	7,900	160,256
SLC Agricola SA	6,800	52,606
Tereos Internacional SA	34,000	42,547

		270,133
CANADA — 11.02%
AG Growth International Inc.	1,666	72,169
Agrium Inc.	16,660	1,579,148
Potash Corp. of Saskatchewan Inc.	98,362	3,462,959

		5,114,276
CHILE — 0.11%
Empresas Aquachile SAa	49,213	31,926
Multiexport Foods SAa	79,492	18,159

		50,085
CHINA — 1.35%
Century Sunshine Group Holdings Ltd.	170,000	22,813
China Agri-Industries Holdings Ltd.[b]	239,200	97,839
China BlueChemical Ltd. Class H	204,000	100,550
China Huishan Dairy Holdings Co. Ltd.[a,b]	680,000	157,932
China Modern Dairy Holdings Ltd.[a,b]	215,000	105,417
First Tractor Co. Ltd. Class H	68,000	46,678
Hubei Sanonda Co. Ltd. Class B	100	122
Sinofert Holdings Ltd.[a]	272,000	42,466
YuanShengTai Dairy Farm Ltd.[a,b]	306,000	53,697

		627,514
DENMARK — 0.33%
Auriga Industries A/S Class Ba	1,734	96,267
United International Enterprises Ltd.	272	54,824

		151,091
FINLAND — 0.04%
HKScan OYJ Class A	3,502	16,422

		16,422

Security	Shares	Value

FRANCE — 0.26%
Naturex	667	$51,836
Vilmorin & Cie SA	612	69,617

		121,453
GERMANY — 1.88%
K+S AG Registered	19,992	623,050
KWS Saat AG	238	84,737
Suedzucker AGb	9,418	162,511

		870,298
INDONESIA — 1.31%
PT Astra Agro Lestari Tbk	47,600	103,766
PT BW Plantation Tbk	226,700	19,961
PT Charoen Pokphand Indonesia Tbk	867,000	284,985
PT Japfa Comfeed Indonesia Tbk	588,200	64,867
PT Malindo Feedmill Tbk	104,300	30,048
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	360,400	57,615
PT Salim Ivomas Pratama Tbk	476,000	33,775
PT Sampoerna Agro Tbk	77,100	13,907

		608,924
ISRAEL — 1.24%
Israel Chemicals Ltd.	51,272	396,566
Israel Corp. Ltd. (The)[a]	317	178,915

		575,481
ITALY — 2.07%
CNH Industrial NV	109,176	950,562
Societa per la Bonifica dei Terreni Ferraresi e Imprese Agricole SpA[b]	306	11,669

		962,231
JAPAN — 5.75%
Hokuto Corp.	4,500	85,161
Iseki & Co. Ltd.	34,000	91,313
Kubota Corp.	136,000	1,945,382
Maruha Nichiro Corp.	6,800	106,040
Mitsui Sugar Co. Ltd.	11,000	41,402
NH Foods Ltd.	14,000	296,751
Nihon Nohyaku Co. Ltd.	3,400	35,707
Nippon Beet Sugar Manufacturing Co. Ltd.	11,000	20,542
Sakata Seed Corp.	3,400	45,296

		2,667,594
MALAYSIA — 2.91%
Felda Global Ventures Holdings Bhd	139,400	168,943
Genting Plantations Bhd	23,900	76,280

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2014

Security	Shares	Value

IOI Corp. Bhd	329,800	$500,141
Kim Loong Resources Bhd	17,000	14,508
Kuala Lumpur Kepong Bhd	54,400	380,386
QL Resources Bhd	62,650	65,989
Rimbunan Sawit Bhd	75,900	17,217
Sarawak Oil Palms Bhd	17,000	32,900
TDM Bhd	70,200	21,158
TH Plantations Bhd	37,400	21,239
TSH Resources Bhd	47,600	51,345

		1,350,106
MEXICO — 0.52%
Grupo Lala SAB de CV	74,800	194,158
Industrias Bachoco SAB de CV Series B	10,200	48,779

		242,937
NETHERLANDS — 0.66%
Nutreco NV	7,990	308,103

		308,103
NORWAY — 4.01%
Austevoll Seafood ASA	10,676	68,094
Bakkafrost P/F	4,420	95,881
Cermaq ASA	4,998	65,942
Leroey Seafood Group ASA	2,516	93,273
Marine Harvest ASA	35,564	482,750
Yara International ASA	20,944	1,054,456

		1,860,396
POLAND — 0.40%
Grupa Azoty SA	5,780	135,129
Kernel Holding SAa	6,052	48,740

		183,869
RUSSIA — 1.28%
Acron JSC	988	30,475
Uralkali OJSC	152,320	562,559

		593,034
SINGAPORE — 2.38%
Bumitama Agri Ltd.[b]	45,000	40,386
First Resources Ltd.[b]	68,000	110,069
GMG Global Ltd.[b]	442,000	28,334
Golden Agri-Resources Ltd.	816,000	333,475
Indofood Agri Resources Ltd.	68,000	47,133
Wilmar International Ltd.	215,000	544,413

		1,103,810
SOUTH AFRICA — 0.72%
Astral Foods Ltd.	4,760	64,001

Security	Shares	Value

Illovo Sugar Ltd.	24,344	$66,380
Tongaat Hulett Ltd.	12,580	201,817

		332,198
SOUTH KOREA — 0.42%
Dongwon Industries Co. Ltd.	136	52,310
Farmsco[a]	1,428	20,914
Harim Co. Ltd.[a,b]	4,397	22,506
Namhae Chemical Corp.	3,196	29,440
Nong Woo Bio Co. Ltd.	1,122	27,775
Silla Co. Ltd.	802	22,661
TS Corp.	564	19,719

		195,325
SPAIN — 0.00%
Pescanova SAa,c	414	—

		—
SWEDEN — 0.20%
Cloetta ABa,b	27,540	90,862

		90,862
SWITZERLAND — 8.36%
Syngenta AG Registered	10,778	3,877,656

		3,877,656
TAIWAN — 0.41%
Sinon Corp.	68,000	39,471
Taiwan Fertilizer Co. Ltd.	79,000	149,857

		189,328
THAILAND — 0.78%
Charoen Pokphand Foods PCL NVDR	313,900	289,920
GFPT PCL NVDR	65,700	37,231
Khon Kaen Sugar Industry PCL NVDR	86,100	37,201

		364,352
TURKEY — 0.04%
Gubre Fabrikalari TAS	10,438	21,041

		21,041
UNITED STATES — 48.35%
AGCO Corp.	10,302	503,150
Alico Inc.	476	18,583
Archer-Daniels-Midland Co.	76,025	3,790,606
Bunge Ltd.	16,966	1,436,172
Cal-Maine Foods Inc.	1,768	139,866
CF Industries Holdings Inc.	6,256	1,611,984
Darling Ingredients Inc.[a]	19,176	369,713
Deere & Co.	40,392	3,396,563
Fresh Del Monte Produce Inc.	5,304	169,410
Ingredion Inc.	8,602	686,096

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2014

Security	Shares	Value

Intrepid Potash Inc.[a]	6,902	$105,808
Lindsay Corp.	1,598	124,292
Monsanto Co.	60,690	7,018,798
Mosaic Co. (The)	37,366	1,784,600
Pilgrim’s Pride Corp.[a]	7,650	228,506
Sanderson Farms Inc.	2,482	231,620
Scotts Miracle-Gro Co. (The) Class A	5,508	317,977
Titan International Inc.	6,392	92,684
Toro Co. (The)	6,596	405,852

		22,432,280

TOTAL COMMON STOCKS
(Cost: $45,353,726)		45,561,739

INVESTMENT COMPANIES — 0.80%

INDIA — 0.80%
iShares India 50 ETF[d]	12,183	368,780

		368,780

TOTAL INVESTMENT COMPANIES
(Cost: $297,489)		368,780

PREFERRED STOCKS — 0.66%

CHILE — 0.66%
Sociedad Quimica y Minera de Chile SA Series B	11,118	304,363

		304,363

TOTAL PREFERRED STOCKS
(Cost: $308,941)		304,363

SHORT-TERM INVESTMENTS — 1.59%

MONEY MARKET FUNDS — 1.59%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	655,162	655,162
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[d,e,f]	41,244	41,244
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	41,173	41,173

		737,579

TOTAL SHORT-TERM INVESTMENTS
(Cost: $737,579)		737,579

Value

TOTAL INVESTMENTS IN SECURITIES — 101.25%
(Cost: $46,697,735)	$46,972,461
Other Assets, Less Liabilities — (1.25)%	(577,750)

NET ASSETS — 100.00%	$46,394,711

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 97.79%

AUSTRALIA — 1.57%
AWE Ltd.[a,b]	1,407	$2,290
Beach Energy Ltd.	3,316	5,040
Buru Energy Ltd.[a,b]	444	384
Drillsearch Energy Ltd.[a,b]	1,218	1,658
Karoon Gas Australia Ltd.[a,b]	396	1,404
Roc Oil Co. Ltd.[a]	2,025	1,297
Santos Ltd.	2,745	38,074
Senex Energy Ltd.[a,b]	1,927	1,054
Sundance Energy Australia Ltd.[a]	3,105	3,950
Whitehaven Coal Ltd.[a,b]	2,040	3,768
Woodside Petroleum Ltd.	1,845	73,684

		132,603
AUSTRIA — 0.20%
OMV AG	444	17,194

		17,194
BRAZIL — 1.05%
Petroleo Brasileiro SA	8,700	86,085
QGEP Participacoes SA	600	2,574

		88,659
CANADA — 10.75%
Advantage Oil & Gas Ltd.[a]	408	2,528
ARC Resources Ltd.	879	25,469
Athabasca Oil Corp.[a]	900	6,571
Bankers Petroleum Ltd.[a]	633	3,851
Baytex Energy Corp.	372	16,674
Bellatrix Exploration Ltd.[a]	684	5,309
Birchcliff Energy Ltd.[a]	237	2,775
BlackPearl Resources Inc.[a]	753	1,548
Bonavista Energy Corp.	468	6,394
Bonterra Energy Corp.	84	5,098
Cameco Corp.	1,077	21,108
Canacol Energy Ltd.[a]	240	1,509
Canadian Natural Resources Ltd.	3,114	136,043
Canadian Oil Sands Ltd.	1,323	28,564
Cenovus Energy Inc.	2,175	69,536
Crescent Point Energy Corp.	1,083	44,927
Crew Energy Inc.[a]	531	5,458
DeeThree Exploration Ltd.[a]	252	2,602
Denison Mines Corp.[a]	807	1,094
Encana Corp.	2,022	46,731
Enerplus Corp.	630	14,456
Husky Energy Inc.	990	30,209

Security	Shares	Value

Imperial Oil Ltd.	828	$44,165
Ithaca Energy Inc.[a]	807	1,838
Kelt Exploration Ltd.[a]	252	3,173
Legacy Oil & Gas Inc. Class Aa	339	2,447
Lightstream Resources Ltd.	468	2,709
Long Run Exploration Ltd.	342	1,662
MEG Energy Corp.[a]	462	16,495
NuVista Energy Ltd.[a]	234	2,513
Pacific Rubiales Energy Corp.	915	19,089
Painted Pony Petroleum Ltd.[a]	291	3,903
Paramount Resources Ltd. Class Aa	204	11,340
Parex Resources Inc.[a]	300	3,880
Pengrowth Energy Corp.	1,687	10,778
Penn West Petroleum Ltd.	1,350	10,516
Peyto Exploration & Development Corp.	375	13,320
Raging River Exploration Inc.[a]	363	3,681
RMP Energy Inc.[a]	393	3,170
Suncor Energy Inc.	4,209	173,171
Surge Energy Inc.	816	6,530
Talisman Energy Inc.	2,898	29,200
TORC Oil & Gas Ltd.	234	3,149
Tourmaline Oil Corp.[a]	453	22,998
TransGlobe Energy Corp.	174	1,182
Trilogy Energy Corp.	267	7,109
Twin Butte Energy Ltd.	900	1,576
Vermilion Energy Inc.	285	18,583
Whitecap Resources Inc.	477	8,095

		904,726
CHINA — 2.94%
China Coal Energy Co. Class Hb	9,000	5,481
China Shenhua Energy Co. Ltd. Class H	9,000	25,954
CNOOC Ltd.	51,000	102,524
Hidili Industry International Development Ltd.[a,b]	18,000	2,114
Inner Mongolia Yitai Coal Co. Ltd. Class B	100	169
Kunlun Energy Co. Ltd.	12,000	19,819
MIE Holdings Corp.[b]	6,000	1,006
PetroChina Co. Ltd. Class H	60,000	85,160
Yanzhou Coal Mining Co. Ltd. Class H	6,000	5,079

		247,306
COLOMBIA — 0.32%
Ecopetrol SA	15,714	27,235

		27,235

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2014

Security	Shares	Value

FINLAND — 0.09%
Neste Oil OYJ[b]	366	$7,183

		7,183
FRANCE — 4.78%
Etablissements Maurel et Prom[a]	222	3,474
MPI	534	3,011
Total SA	5,988	395,868

		402,353
GREECE — 0.02%
Motor Oil (Hellas) Corinth Refineries SA	176	1,899

		1,899
HUNGARY — 0.09%
MOL Hungarian Oil and Gas PLC	150	7,391

		7,391
INDIA — 0.91%
Reliance Industries Ltd. SP GDR[c]	2,301	76,577

		76,577
INDONESIA — 0.19%
PT Adaro Energy Tbk	31,800	3,575
PT Bukit Asam (Persero) Tbk	3,000	3,423
PT Energi Mega Persada Tbk[a]	366,000	2,816
PT Indo Tambangraya Megah Tbk	1,500	3,613
PT Medco Energi Internasional Tbk	5,400	1,685
PT Sugih Energy Tbk[a]	34,500	1,233

		16,345
ISRAEL — 0.03%
Naphtha Israel Petroleum Corp. Ltd.[a]	184	1,316
Oil Refineries Ltd.[a]	4,366	1,444

		2,760
ITALY — 2.16%
Eni SpA	7,092	177,303
ERG SpA	258	3,623
Saras SpA[a,b]	873	1,045

		181,971
JAPAN — 1.04%
Cosmo Oil Co. Ltd.	3,000	5,631
Idemitsu Kosan Co. Ltd.	300	6,590
INPEX Corp.	2,400	34,423
Japan Petroleum Exploration Co. Ltd.	100	3,898
JX Holdings Inc.	6,000	30,888
Showa Shell Sekiyu K.K.	600	6,446

		87,876

Security	Shares	Value

MALAYSIA — 0.03%
Petron Malaysia Refining & Marketing Bhd	2,700	$2,458

		2,458
NEW ZEALAND — 0.01%
New Zealand Oil & Gas Ltd.	1,452	942

		942
NORWAY — 1.16%
Det norske oljeselskap ASA[a,b]	182	1,878
DNO ASA[a]	1,728	5,226
Statoil ASA	3,219	90,673

		97,777
POLAND — 0.18%
Grupa Lotos SAa	126	1,188
Lubelski Wegiel Bogdanka SA	96	3,498
Polski Koncern Naftowy Orlen SA	837	10,322

		15,008
PORTUGAL — 0.21%
Galp Energia SGPS SA Class B	975	17,338

		17,338
RUSSIA — 1.92%
LUKOIL OAO	1,407	78,324
NovaTek OAO SP GDR[d]	267	26,860
Rosneft Oil Co. OJSC	3,100	19,124
Surgutneftegas OJSC	19,200	13,459
Tatneft OAO Class S	3,900	24,187

		161,954
SOUTH AFRICA — 0.09%
Exxaro Resources Ltd.	531	7,533

		7,533
SOUTH KOREA — 0.28%
S-Oil Corp.	153	7,070
SK Innovation Co. Ltd.	174	16,148

		23,218
SPAIN — 0.74%
Repsol SA	2,517	62,628

		62,628
SWEDEN — 0.13%
Lundin Petroleum ABa,b	591	11,038

		11,038
THAILAND — 0.45%
Bangchak Petroleum PCL NVDR	1,500	1,608
Banpu PCL NVDR	4,500	4,544

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2014

Security	Shares	Value

Esso (Thailand) PCL NVDR[a]	9,600	$1,773
IRPC PCL NVDR	44,700	4,646
PTT Exploration & Production PCL NVDR	3,631	18,701
Thai Oil PCL NVDR	3,900	6,319

		37,591
TURKEY — 0.10%
Turkiye Petrol Rafinerileri AS	342	8,051

		8,051
UNITED KINGDOM — 16.63%
Afren PLC[a]	2,832	4,586
Amerisur Resources PLC[a]	1,911	2,047
Anglo Pacific Group PLC	318	857
BG Group PLC	9,549	190,540
BP PLC	51,729	413,780
Cairn Energy PLC[a]	1,515	4,519
EnQuest PLC[a]	2,649	5,301
Faroe Petroleum PLC[a]	492	903
Hargreaves Services PLC	81	1,065
Ophir Energy PLC[a]	1,446	5,634
Premier Oil PLC	1,479	8,548
Royal Dutch Shell PLC Class A	10,206	413,231
Royal Dutch Shell PLC Class B	7,354	310,885
Salamander Energy PLC[a]	727	1,274
SOCO International PLC[a]	651	4,573
Tullow Oil PLC	2,586	31,351
Xcite Energy Ltd.[a,b]	693	748

		1,399,842
UNITED STATES — 49.72%
Abraxas Petroleum Corp.[a]	588	3,475
Alpha Natural Resources Inc.[a]	807	3,188
Anadarko Petroleum Corp.	1,389	156,526
Antero Resources Corp.[a]	147	8,504
Apache Corp.	1,095	111,504
Approach Resources Inc.[a]	138	2,467
Arch Coal Inc.	813	2,480
Athlon Energy Inc.[a]	129	6,004
Bill Barrett Corp.[a]	141	3,211
Bonanza Creek Energy Inc.[a]	69	4,237
Cabot Oil & Gas Corp.	1,194	40,047
Callon Petroleum Co.[a]	297	3,187
Carrizo Oil & Gas Inc.[a]	96	6,021
Chesapeake Energy Corp.	1,506	40,963
Chevron Corp.	5,298	685,826
Cimarex Energy Co.	258	37,451
Clayton Williams Energy Inc.[a]	18	2,132

Security	Shares	Value

Cloud Peak Energy Inc.[a]	99	$1,555
Cobalt International Energy Inc.[a]	810	12,434
Comstock Resources Inc.	126	3,072
Concho Resources Inc.[a]	297	42,186
ConocoPhillips	3,447	279,965
CONSOL Energy Inc.	684	27,552
Contango Oil & Gas Co.[a]	66	2,615
Continental Resources Inc.[a]	123	19,839
CVR Energy Inc.	48	2,382
Delek US Holdings Inc.	96	3,358
Denbury Resources Inc.	1,092	18,804
Devon Energy Corp.	1,098	82,811
Diamondback Energy Inc.[a]	91	7,858
Energen Corp.	201	16,176
Energy XXI (Bermuda) Ltd.	250	4,125
EOG Resources Inc.	1,548	170,094
EQT Corp.	423	41,902
EXCO Resources Inc.	442	2,135
Exxon Mobil Corp.	12,030	1,196,504
Forest Oil Corp.[a]	234	381
Goodrich Petroleum Corp.[a]	129	2,851
Gulfport Energy Corp.[a]	258	15,093
Halcon Resources Corp.[a]	780	4,290
Hess Corp.	828	83,711
HollyFrontier Corp.	522	26,116
Kodiak Oil & Gas Corp.[a]	846	13,764
Kosmos Energy Ltd.[a]	291	2,916
Laredo Petroleum Inc.[a]	192	4,539
Linn Co. LLC	298	9,372
Magnum Hunter Resources Corp.[a]	483	3,338
Marathon Oil Corp.	1,956	81,546
Marathon Petroleum Corp.	810	73,718
Matador Resources Co.[a]	171	4,679
Murphy Oil Corp.	513	32,047
Newfield Exploration Co.[a]	366	16,404
Noble Energy Inc.	996	71,851
Northern Oil and Gas Inc.[a]	255	4,297
Oasis Petroleum Inc.[a]	333	16,380
Occidental Petroleum Corp.	2,205	228,725
PBF Energy Inc.	246	6,989
PDC Energy Inc.[a]	102	6,129
Peabody Energy Corp.	822	13,053
Penn Virginia Corp.[a]	123	1,847
Pioneer Natural Resources Co.	396	82,625
QEP Resources Inc.	486	17,287
Range Resources Corp.	447	35,130

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2014

Security	Shares	Value

Resolute Energy Corp.[a]	159	$1,277
Rex Energy Corp.[a]	99	1,513
Rosetta Resources Inc.[a]	186	9,300
RSP Permian Inc.[a]	108	3,089
Sanchez Energy Corp.[a]	141	4,680
SandRidge Energy Inc.[a]	984	5,156
SM Energy Co.	207	18,431
Solazyme Inc.[a]	114	1,069
Southwestern Energy Co.[a]	963	39,656
Stone Energy Corp.[a]	162	5,701
Swift Energy Co.[a]	243	2,758
Tesoro Corp.	384	24,860
Triangle Petroleum Corp.[a]	303	3,633
Ultra Petroleum Corp.[a]	429	11,381
VAALCO Energy Inc.[a]	414	3,788
Valero Energy Corp.	1,479	80,073
W&T Offshore Inc.	180	2,686
Western Refining Inc.	186	8,655
Whiting Petroleum Corp.[a]	345	31,968
WPX Energy Inc.[a]	534	14,215

		4,185,557

TOTAL COMMON STOCKS
(Cost: $7,562,999)		8,233,013

PREFERRED STOCKS — 1.62%

BRAZIL — 1.45%
Petroleo Brasileiro SA	11,700	122,096

		122,096
RUSSIA — 0.17%
Surgutneftegas OJSC	19,200	14,130

		14,130

TOTAL PREFERRED STOCKS
(Cost: $157,013)		136,226

WARRANTS — 0.00%

UNITED STATES — 0.00%
Magnum Hunter Resources Corp. (Expires 04/15/16)[a]	50	—

		—

TOTAL WARRANTS
(Cost: $0)		—

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.43%

MONEY MARKET FUNDS — 0.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	26,300	$26,300
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,f,g]	1,656	1,656
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	7,908	7,908

		35,864

TOTAL SHORT-TERM INVESTMENTS
(Cost: $35,864)		35,864

TOTAL INVESTMENTS IN SECURITIES — 99.84%
(Cost: $7,755,876)		8,405,103
Other Assets, Less Liabilities — 0.16%		13,487

NET ASSETS — 100.00%		$8,418,590

NVDR  —  Non-Voting Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI GLOBAL GOLD MINERS ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.86%

AUSTRALIA — 5.72%
Medusa Mining Ltd.[a]	331,128	$374,742
Newcrest Mining Ltd.[a]	306,432	3,244,377
Resolute Mining Ltd.[a]	831,726	443,410

		4,062,529
CANADA — 60.17%
Agnico-Eagle Mines Ltd.	84,798	3,250,427
Alacer Gold Corp.	260,316	592,745
Argonaut Gold Inc.[a]	164,178	673,512
AuRico Gold Inc.	198,576	906,155
Barrick Gold Corp.	572,166	10,543,995
Centerra Gold Inc.	146,034	883,137
China Gold International Resources Corp. Ltd.[a]	189,126	536,998
Eldorado Gold Corp.	386,442	3,202,686
Goldcorp Inc.	401,310	11,294,763
Kinross Gold Corp.[a]	687,708	2,726,107
New Gold Inc.[a]	316,260	2,049,604
Osisko Gold Royalties Ltd.[a]	44,100	611,444
Primero Mining Corp.[a]	129,150	881,042
SEMAFO Inc.[a]	213,066	950,670
Timmins Gold Corp.[a]	258,174	449,826
Yamana Gold Inc.	369,684	3,155,818

		42,708,929
CHINA — 0.74%
China Precious Metal Resources Holdings Co. Ltd.[a,b]	4,285,000	525,248

		525,248
HONG KONG — 0.86%
G-Resources Group Ltd.[a]	22,680,000	611,616

		611,616
PERU — 2.55%
Compania de Minas Buenaventura SA SP ADR	124,488	1,812,545

		1,812,545
SOUTH AFRICA — 10.83%
AngloGold Ashanti Ltd.[a]	184,968	3,148,773
Gold Fields Ltd.	486,864	2,307,653
Harmony Gold Mining Co. Ltd.[a]	306,684	929,389
Sibanye Gold Ltd.	550,998	1,298,825

		7,684,640
TURKEY — 0.79%
Koza Altin Isletmeleri AS	52,164	562,021

		562,021

Security	Shares	Value

UNITED KINGDOM — 7.18%
African Barrick Gold PLC	24,696	$95,808
Centamin PLC[a]	856,548	910,407
Highland Gold Mining Ltd.	341,334	396,809
Pan African Resources PLC	1,913,562	476,692
Randgold Resources Ltd.	38,052	3,213,457

		5,093,173
UNITED STATES — 11.02%
Allied Nevada Gold Corp.[a]	144,270	551,111
Gold Resource Corp.	68,418	424,192
McEwen Mining Inc.[a]	223,146	618,115
Newmont Mining Corp.	229,824	6,225,932

		7,819,350

TOTAL COMMON STOCKS
(Cost: $74,761,636)		70,880,051

SHORT-TERM INVESTMENTS — 0.22%

MONEY MARKET FUNDS — 0.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	141,116	141,116
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	8,884	8,884
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	5,814	5,814

		155,814

TOTAL SHORT-TERM INVESTMENTS
(Cost: $155,814)		155,814

TOTAL INVESTMENTS IN SECURITIES — 100.08%
(Cost: $74,917,450)		71,035,865
Other Assets, Less Liabilities — (0.08)%		(59,394)

NET ASSETS — 100.00%		$70,976,471

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 95.92%

AUSTRALIA — 18.07%
Alumina Ltd.[a]	515,427	$747,222
Aquarius Platinum Ltd.[a]	280,827	120,822
Arrium Ltd.	287,925	211,397
Atlas Iron Ltd.[b]	180,362	96,155
BC Iron Ltd.	23,114	60,316
BHP Billiton Ltd.	648,284	22,234,482
BlueScope Steel Ltd.[a]	114,783	591,534
Cudeco Ltd.[a,b]	30,212	48,037
Fortescue Metals Group Ltd.	319,958	1,247,900
Iluka Resources Ltd.	85,176	709,019
Independence Group NL	47,867	209,076
Lynas Corp. Ltd.[a,b]	434,071	64,958
Metals X Ltd.[a]	183,820	38,684
Mount Gibson Iron Ltd.	135,045	87,152
OZ Minerals Ltd.	62,244	249,750
PanAust Ltd.	104,104	222,974
Rio Tinto Ltd.	87,906	5,149,342
Sandfire Resources NLa	18,928	112,239
Sims Metal Management Ltd.[a]	34,581	389,417
Sirius Resources NLa	53,508	189,674
Sundance Resources Ltd.[a,b]	552,916	43,957
Syrah Resources Ltd.[a,b]	22,206	104,885
Tiger Resources Ltd.[a]	193,285	54,234
Western Areas NL	40,951	188,060
Western Desert Resources Ltd.[a]	84,631	15,040

		33,186,326
AUSTRIA — 0.55%
AMAG Austria Metall AGc	910	31,824
Voestalpine AG	22,750	978,400

		1,010,224
BELGIUM — 0.25%
Bekaert NV	7,826	291,522
Nyrstar NVa,b	29,484	114,450
Viohalco SAa	9,880	54,008

		459,980
BRAZIL — 2.22%
Companhia Siderurgica Nacional SA	145,600	638,999
Paranapanema SAa	36,600	36,803
Vale SA	261,900	3,408,428

		4,084,230

Security	Shares	Value

CANADA — 4.78%
Canam Group Inc.	8,008	$84,159
Capstone Mining Corp.[a]	71,709	179,148
Dominion Diamond Corp.[a]	14,742	200,184
Dundee Precious Metals Inc.[a]	21,112	108,796
First Quantum Minerals Ltd.	119,938	2,698,950
HudBay Minerals Inc.	48,230	489,080
Imperial Metals Corp.[a]	8,920	74,008
Ivanhoe Mines Ltd.[a]	97,189	129,914
Labrador Iron Ore Royalty Corp.	12,558	347,190
Lundin Mining Corp.[a]	107,684	577,756
Major Drilling Group International Inc.	16,320	122,767
Nevsun Resources Ltd.	39,907	165,551
Sherritt International Corp.	62,790	247,166
Taseko Mines Ltd.[a]	42,406	93,041
Teck Resources Ltd. Class B	115,388	2,626,347
Thompson Creek Metals Co. Inc.[a]	30,576	88,226
Turquoise Hill Resources Ltd.[a,b]	161,280	544,167

		8,776,450
CHILE — 0.11%
CAP SA	16,866	200,379

		200,379
CHINA — 1.27%
Aluminum Corp. of China Ltd. Class Ha,b	608,000	258,101
China Metal Recycling Holdings Ltd.[a,d]	132,000	—
China Rare Earth Holdings Ltd.[a]	364,000	51,663
China Vanadium Titano-Magnetite Mining Co. Ltd.	182,000	20,430
Chinalco Mining Corp.[a]	728,000	93,934
Chongqing Iron & Steel Co. Ltd. Class Ha	244,000	54,466
CITIC Dameng Holdings Ltd.[a]	182,000	14,560
Fosun International Ltd.	364,000	447,124
Honbridge Holdings Ltd.[a]	364,000	72,799
Hunan Nonferrous Metal Corp. Ltd. Class Ha	364,000	129,628
Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	32,774	25,646
Jiangxi Copper Co. Ltd. Class H	304,000	537,383
MMG Ltd.	728,000	264,893
North Mining Shares Co. Ltd.[a,b]	1,750,000	79,031

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2014

Security	Shares	Value

Shougang Concord International Enterprises Co. Ltd.[a]	1,092,000	$50,724
Shougang Fushan Resources Group Ltd.[b]	364,000	100,039
Tiangong International Co. Ltd.[b]	364,000	82,662
Xinjiang Xinxin Mining Industry Co. Ltd. Class Ha	182,000	42,270

		2,325,353
FINLAND — 0.17%
Outokumpu OYJ[a,b]	40,223	311,533

		311,533
FRANCE — 1.86%
Aperam[a]	10,374	334,989
ArcelorMittal	203,294	2,965,651
Eramet[a]	1,092	120,278

		3,420,918
GERMANY — 1.75%
Aurubis AG	6,916	340,614
Salzgitter AG	8,372	313,404
ThyssenKrupp AGa	92,092	2,562,539

		3,216,557
GREECE — 0.07%
Mytilineos Holdings SAa	16,804	136,790

		136,790
HONG KONG — 0.03%
CST Mining Group Ltd.[a]	4,368,000	25,925
IRC Ltd.[a]	364,000	30,059

		55,984
INDIA — 1.20%
Sesa Sterlite Ltd. SP ADR	72,905	1,340,723
Tata Steel Ltd. SP GDR[e]	101,010	862,625

		2,203,348
INDONESIA — 0.12%
PT Aneka Tambang (Persero) Tbk	819,000	83,668
PT Borneo Lumbung Energi & Metal Tbk[a]	471,630	3,911
PT Krakatau Steel (Persero) Tbk[a]	1,078,400	46,556
PT Timah (Persero) Tbk	734,067	89,739

		223,874
JAPAN — 7.43%
Asahi Holdings Inc.	12,200	215,850
Dowa Holdings Co. Ltd.	43,000	386,187
Hitachi Metals Ltd.	31,000	528,777
JFE Holdings Inc.	109,200	2,211,646

Security	Shares	Value

Kobe Steel Ltd.	728,000	$1,184,310
Maruichi Steel Tube Ltd.	12,200	324,597
Mitsubishi Materials Corp.	281,000	949,425
Mitsui Mining & Smelting Co. Ltd.	122,000	375,800
Neturen Co. Ltd.	12,200	88,665
Nippon Light Metal Holdings Co. Ltd.	145,600	232,657
Nippon Steel & Sumitomo Metal Corp.	1,456,400	4,127,296
Nippon Yakin Kogyo Co. Ltd.[a,b]	36,400	105,467
Nisshin Steel Co. Ltd.	18,200	193,764
OSAKA Titanium Technologies Co. Ltd.	12,200	297,117
Sumitomo Metal Mining Co. Ltd.	91,000	1,382,717
Toho Titanium Co. Ltd.[a,b]	12,200	90,075
Tokyo Steel Manufacturing Co. Ltd.	18,200	104,415
TOPY Industries Ltd.	52,000	100,611
UACJ Corp.	83,386	353,980
Yamato Kogyo Co. Ltd.	12,200	403,985

		13,657,341
MALAYSIA — 0.06%
Press Metal Bhd	48,600	102,381

		102,381
MEXICO — 1.83%
Grupo Mexico SAB de CV Series B	782,600	2,842,989
Grupo Simec SAB de CV Series Ba	18,200	81,483
Industrias CH SAB de CV Series Ba	33,600	185,660
Minera Frisco SAB de CV Series A1[a]	127,400	256,154

		3,366,286
NETHERLANDS — 0.03%
AMG Advanced Metallurgical Group NVa	6,006	56,984

		56,984
NORWAY — 0.88%
Norsk Hydro ASA	275,184	1,621,560

		1,621,560
PERU — 0.61%
Southern Copper Corp.	34,034	1,116,656

		1,116,656
PHILIPPINES — 0.10%
Atlas Consolidated Mining & Development Corp.	182,000	70,295
Nickel Asia Corp.	127,400	115,420

		185,715

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2014

Security	Shares	Value

POLAND — 0.70%
Jastrzebska Spolka Weglowa SAa	11,285	$118,167
KGHM Polska Miedz SA	28,392	1,170,365

		1,288,532
RUSSIA — 1.73%
Alrosa AO	382,200	447,923
Mechel OAO SP ADR[a]	38,220	65,356
MMC Norilsk Nickel OJSC	11,284	2,220,491
Severstal OAO	45,500	437,928

		3,171,698
SINGAPORE — 0.05%
Midas Holdings Ltd.[b]	304,000	95,004

		95,004
SOUTH AFRICA — 1.62%
African Rainbow Minerals Ltd.	22,750	388,564
Anglo American Platinum Ltd.[a]	10,556	439,792
ArcelorMittal South Africa Ltd.[a]	40,404	149,529
Assore Ltd.	7,280	215,442
Impala Platinum Holdings Ltd.	108,836	984,962
Kumba Iron Ore Ltd.	13,650	408,779
Merafe Resources Ltd.[a]	325,053	40,649
Northam Platinum Ltd.[a]	67,886	272,555
Royal Bafokeng Platinum Ltd.[a]	10,036	68,886

		2,969,158
SOUTH KOREA — 3.84%
Dongkuk Steel Mill Co. Ltd.	12,082	87,462
Hyundai BNG Steel Co. Ltd.[a]	2,003	45,534
Hyundai Hysco Co. Ltd.	1,974	161,004
Hyundai Steel Co.	14,622	1,091,657
Jenax Inc.[a,b]	2,731	25,453
KISCO Corp.	1,290	39,376
KISWIRE Ltd.	1,290	66,412
Korea Zinc Co. Ltd.	1,638	679,303
Poongsan Corp.	3,640	113,082
Poongsan Holdings Corp.	1,290	60,177
POSCO	13,286	4,376,472
POSCO Chemtech Co. Ltd.	546	85,458
Posco M-Tech Co. Ltd.[b]	5,096	19,299
SeAH Besteel Corp.	3,110	109,806
SeAH Holdings Corp.	182	29,617
SeAH Steel Corp.	668	61,599

		7,051,711
SPAIN — 0.28%
Acerinox SA	23,720	363,993
Tubacex SA	19,474	99,526

Security	Shares	Value

Tubos Reunidos SA	14,015	$47,167

		510,686
SWEDEN — 0.87%
Boliden AB	55,146	875,691
SSAB AB Class Aa	51,521	476,953
SSAB AB Class Ba,b	30,394	250,999

		1,603,643
SWITZERLAND — 0.09%
Schmolz + Bickenbach AG Registered[a]	115,934	167,094

		167,094
TAIWAN — 1.73%
China Metal Products Co. Ltd.	127,011	136,612
China Steel Corp.	2,413,612	2,083,310
Chun Yuan Steel Industrial Co. Ltd.	182,040	73,996
Chung Hung Steel Corp.[a]	182,000	50,538
Feng Hsin Iron & Steel Co. Ltd.	122,000	175,507
Gloria Material Technology Corp.	128,201	107,226
Ta Chen Stainless Pipe Co. Ltd.	182,300	133,566
Ton Yi Industrial Corp.	182,000	139,436
Tung Ho Steel Enterprise Corp.	182,000	152,831
YC INOX Co. Ltd.	122,000	121,427

		3,174,449
THAILAND — 0.09%
G J Steel PCL NVDR[a]	18,824,300	35,362
G Steel PCL NVDR[a]	9,564,400	44,917
STP & I PCL NVDR	127,400	86,157

		166,436
TURKEY — 0.49%
Borusan Mannesmann Boru Sanayi ve TAS	8,613	26,342
Eregli Demir ve Celik Fabrikalari TAS	294,479	573,142
Izmir Demir Celik Sanayi ASa	19,368	29,708
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Aa	29,327	40,771
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Ba	14,578	19,996
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da	145,465	153,018
Koza Anadolu Metal Madencilik Isletmeleri ASa	35,410	37,085
Park Elektrik Uretim Madencilik Sanayi ve TAS	10,570	18,564

		898,626

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2014

Security	Shares	Value

UNITED KINGDOM — 27.10%
African Minerals Ltd.[a,b]	65,885	$33,646
Anglo American PLC	281,918	7,163,384
Antofagasta PLC	78,624	1,025,664
BHP Billiton PLC	425,880	13,491,361
Evraz PLC	80,083	150,021
Ferrexpo PLC	37,128	81,453
Gem Diamonds Ltd.[a]	19,838	70,587
Glencore PLC	2,145,416	12,912,302
Kazakhmys PLC[a,b]	56,239	277,301
Lonmin PLC[a]	88,270	336,874
Petra Diamonds Ltd.[a]	72,800	215,932
Rio Tinto PLC	256,802	13,705,051
Vedanta Resources PLC	18,753	314,866

		49,778,442
UNITED STATES — 13.94%
A.M. Castle & Co.[a,b]	4,490	44,002
AK Steel Holding Corp.[a]	28,210	308,053
Alcoa Inc.	227,737	3,782,711
Allegheny Technologies Inc.	22,386	944,018
Carpenter Technology Corp.	10,556	577,730
Century Aluminum Co.[a]	11,284	281,874
Cliffs Natural Resources Inc.[b]	29,848	449,809
Commercial Metals Co.	23,114	399,410
Compass Minerals International Inc.	6,552	583,587
Freeport-McMoRan Inc.	209,482	7,618,860
Globe Specialty Metals Inc.	12,376	254,203
Haynes International Inc.	2,488	123,355
Horsehead Holding Corp.[a]	10,556	213,126
Kaiser Aluminum Corp.	3,276	263,882
Materion Corp.	3,944	128,693
Molycorp Inc.[a,b]	40,223	71,999
Nucor Corp.	64,428	3,499,729
Olympic Steel Inc.	2,366	56,879
Reliance Steel & Aluminum Co.	15,652	1,094,388
RTI International Metals Inc.[a]	4,914	142,555
Schnitzer Steel Industries Inc. Class A	5,460	151,187
Steel Dynamics Inc.	45,500	1,057,420
Stillwater Mining Co.[a,b]	23,478	435,752
SunCoke Energy Inc.[a]	13,650	327,736
TimkenSteel Corp.	5,642	269,575
United States Steel Corp.	30,030	1,160,659

Security	Shares	Value

Universal Stainless & Alloy Products Inc.[a]	1,820	$58,295
US Silica Holdings Inc.	10,920	784,165
Walter Energy Inc.[b]	13,651	76,309
Worthington Industries Inc.	10,920	441,605

		25,601,566

TOTAL COMMON STOCKS
(Cost: $165,197,025)		176,195,914

PREFERRED STOCKS — 3.66%

BRAZIL — 3.66%
Bradespar SA	48,600	444,178
Companhia de Ferro Ligas da Bahia – Ferbasa	12,200	55,887
Gerdau SA	182,000	1,054,153
Metalurgica Gerdau SA	54,600	387,011
Usinas Siderurgicas de Minas Gerais SA Class A	72,800	262,887
Vale SA Class A	389,200	4,517,228

		6,721,344

TOTAL PREFERRED STOCKS
(Cost: $8,470,544)		6,721,344

SHORT-TERM INVESTMENTS — 1.73%

MONEY MARKET FUNDS — 1.73%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[f,g,h]	2,780,886	2,780,886
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[f,g,h]	175,064	175,064
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]	228,620	228,620

		3,184,570

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,184,570)		3,184,570

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2014

Value
TOTAL INVESTMENTS IN SECURITIES — 101.31%
(Cost: $176,852,139)	$186,101,828
Other Assets, Less Liabilities — (1.31)%	(2,402,606)

NET ASSETS — 100.00%	$183,699,222

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI GLOBAL SILVER MINERS ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.99%

AUSTRALIA — 0.18%
Alcyone Resources Ltd.[a]	26,593,384	$24,872

		24,872
CANADA — 58.42%
Alexco Resource Corp.[a,b]	132,396	131,816
Endeavour Silver Corp.[a]	63,063	352,304
Excellon Resources Inc.[a]	119,262	153,922
First Majestic Silver Corp.[a]	62,040	637,129
Fortuna Silver Mines Inc.[a]	76,461	394,024
Great Panther Silver Ltd.[a]	148,665	182,277
Klondex Mines Ltd.[a]	101,068	191,002
MAG Silver Corp.[a]	39,116	320,933
Mandalay Resources Corp.[b]	176,946	185,959
Minco Silver Corp.[a]	136,323	143,267
Pan American Silver Corp.	44,275	636,727
Scorpio Mining Corp.[a]	444,752	139,402
Silver Standard Resources Inc.[a]	46,574	438,369
Silver Wheaton Corp.	124,498	3,117,184
Silvercorp Metals Inc.	131,384	242,238
Tahoe Resources Inc.[a]	24,222	621,655
US Silver & Gold Inc.[a]	261,294	137,301
Wildcat Silver Corp.[a]	283,360	138,447

		8,163,956
HONG KONG — 2.65%
G-Resources Group Ltd.[a,b]	13,761,000	371,096

		371,096
MEXICO — 8.53%
Industrias Penoles SAB de CV	46,970	1,191,897

		1,191,897
PERU — 5.22%
Compania de Minas Buenaventura SA SP ADR	50,061	728,888

		728,888
UNITED KINGDOM — 12.50%
Arian Silver Corp.[a,b]	206,030	121,896
Fresnillo PLC	72,457	1,157,602
Hochschild Mining PLC[a]	120,483	322,948
Patagonia Gold PLC[a,b]	1,128,061	145,191

		1,747,637
UNITED STATES — 12.49%
Coeur Mining Inc.[a]	58,245	461,301
Golden Minerals Co.[a]	127,292	141,294

Security	Shares	Value

Hecla Mining Co.	181,786	$594,440
McEwen Mining Inc.[a]	135,377	374,994
Paramount Gold and Silver Corp.[a]	166,606	173,270

		1,745,299

TOTAL COMMON STOCKS
(Cost: $13,943,339)		13,973,645

SHORT-TERM INVESTMENTS — 2.05%

MONEY MARKET FUNDS — 2.05%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	264,783	264,783
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	16,669	16,669
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	5,319	5,319

		286,771

TOTAL SHORT-TERM INVESTMENTS
(Cost: $286,771)		286,771

TOTAL INVESTMENTS IN SECURITIES — 102.04%
(Cost: $14,230,110)		14,260,416
Other Assets, Less Liabilities — (2.04)%		(285,091)

NET ASSETS — 100.00%		$13,975,325

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2014

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF

ASSETS
Investments, at cost:
Unaffiliated	$45,662,667	$7,720,012	$74,761,636
Affiliated (Note 2)	1,035,068	35,864	155,814

Total cost of investments	$46,697,735	$7,755,876	$74,917,450

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$45,866,102	$8,369,239	$70,880,051
Affiliated (Note 2)	1,106,359	35,864	155,814

Total fair value of investments	46,972,461	8,405,103	71,035,865
Foreign currency, at value[b]	69,147	8,538	56,410
Cash	—	—	17,366
Receivables:
Investment securities sold	43,809	—	2,306,683
Dividends and interest	89,106	35,633	35,305

Total Assets	47,174,523	8,449,274	73,451,629

LIABILITIES
Payables:
Investment securities purchased	68,408	—	2,301,938
Collateral for securities on loan (Note 1)	696,406	27,956	150,000
Investment advisory fees (Note 2)	14,998	2,728	23,220

Total Liabilities	779,812	30,684	2,475,158

NET ASSETS	$46,394,711	$8,418,590	$70,976,471

Net assets consist of:
Paid-in capital	$46,930,804	$7,880,424	$88,667,032
Undistributed net investment income	146,167	36,482	57,467
Accumulated net realized loss	(956,467)	(147,472)	(13,866,805)
Net unrealized appreciation (depreciation)	274,207	649,156	(3,881,223)

NET ASSETS	$46,394,711	$8,418,590	$70,976,471

Shares outstanding[c]	1,700,000	300,000	6,300,000

Net asset value per share	$27.29	$28.06	$11.27

[a]	Securities on loan with values of $636,605, $26,150 and $122,578, respectively. See Note 1.
[b]	Cost of foreign currency: $69,110, $8,607 and $56,277, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2014

	iShares MSCI Global Metals & Mining Producers ETF	iShares MSCI Global Silver Miners ETF

ASSETS
Investments, at cost:
Unaffiliated	$173,667,569	$13,943,339
Affiliated (Note 2)	3,184,570	286,771

Total cost of investments	$176,852,139	$14,230,110

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$182,917,258	$13,973,645
Affiliated (Note 2)	3,184,570	286,771

Total fair value of investments	186,101,828	14,260,416
Foreign currency, at value[b]	206,663	3,130
Receivables:
Investment securities sold	—	707,715
Dividends and interest	557,678	15,203
Capital shares sold	—	4,488

Total Assets	186,866,169	14,990,952

LIABILITIES
Payables:
Investment securities purchased	145,910	730,297
Collateral for securities on loan (Note 1)	2,955,950	281,452
Foreign taxes (Note 1)	3,322	—
Investment advisory fees (Note 2)	61,765	3,878

Total Liabilities	3,166,947	1,015,627

NET ASSETS	$183,699,222	$13,975,325

Net assets consist of:
Paid-in capital	$182,099,485	$15,614,686
Undistributed (distributions in excess of) net investment income	517,663	(42,879)
Accumulated net realized loss	(8,164,167)	(1,626,748)
Net unrealized appreciation	9,246,241	30,266

NET ASSETS	$183,699,222	$13,975,325

Shares outstanding[c]	9,100,000	1,100,000

Net asset value per share	$20.19	$12.70

[a]	Securities on loan with values of $2,791,957 and $263,060, respectively. See Note 1.
[b]	Cost of foreign currency: $208,150 and $3,168, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,048,924	$164,359	$608,060
Dividends — affiliated (Note 2)	2,411	—	—
Interest — affiliated (Note 2)	8	1	5
Securities lending income — affiliated (Note 2)	11,571	334	13,951

Total investment income	1,062,914	164,694	622,016

EXPENSES
Investment advisory fees (Note 2)	162,274	21,673	202,118

Total expenses	162,274	21,673	202,118
Less investment advisory fees waived (Note 2)	(2,676)	—	—

Net expenses	159,598	21,673	202,118

Net investment income	903,316	143,021	419,898

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(838,051)	(96,957)	(9,991,753)
Investments — affiliated (Note 2)	(3,608)	—	—
In-kind redemptions — unaffiliated	790,947	—	429,548
In-kind redemptions — affiliated (Note 2)	583	—	—
Foreign currency transactions	(4,825)	380	(462)

Net realized loss	(54,954)	(96,577)	(9,562,667)

Net change in unrealized appreciation/depreciation on:
Investments	3,654,542	849,427	11,791,515
Translation of assets and liabilities in foreign currencies	(9)	138	1,043

Net change in unrealized appreciation/depreciation	3,654,533	849,565	11,792,558

Net realized and unrealized gain	3,599,579	752,988	2,229,891

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,502,895	$896,009	$2,649,789

[a]	Net of foreign withholding tax of $98,080, $11,062 and $79,463, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI Global Metals & Mining Producers ETF	iShares MSCI Global Silver Miners ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$4,947,817	$85,822
Interest — affiliated (Note 2)	27	1
Securities lending income — affiliated (Note 2)	77,319	4,370

	5,025,163	90,193
Less: Other foreign taxes (Note 1)	(3,322)	—

Total investment income	5,021,841	90,193

EXPENSES
Investment advisory fees (Note 2)	670,187	34,325

Total expenses	670,187	34,325

Net investment income	4,351,654	55,868

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,441,579)	(1,309,491)
In-kind redemptions — unaffiliated	10,731,513	—
Foreign currency transactions	(2,052)	487

Net realized gain (loss)	5,287,882	(1,309,004)

Net change in unrealized appreciation/depreciation on:
Investments	24,023,100	1,092,782
Translation of assets and liabilities in foreign currencies	2,806	(219)

Net change in unrealized appreciation/depreciation	24,025,906	1,092,563

Net realized and unrealized gain (loss)	29,313,788	(216,441)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,665,442	$(160,573)

[a]	Net of foreign withholding tax of $266,040 and $8,507, respectively.

See notes to financial statements.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Global Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$903,316	$391,116	$143,021	$125,538
Net realized loss	(54,954)	(138,365)	(96,577)	(25,626)
Net change in unrealized appreciation/depreciation	3,654,533	(3,296,695)	849,565	135,914

Net increase (decrease) in net assets resulting from operations	4,502,895	(3,043,944)	896,009	235,826

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(869,161)	(289,367)	(128,943)	(125,608)

Total distributions to shareholders	(869,161)	(289,367)	(128,943)	(125,608)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,206,285	29,084,665	2,840,186	—
Cost of shares redeemed	(5,161,272)	—	—	—

Net increase in net assets from capital share transactions	7,045,013	29,084,665	2,840,186	—

INCREASE IN NET ASSETS	10,678,747	25,751,354	3,607,252	110,218

NET ASSETS
Beginning of year	35,715,964	9,964,610	4,811,338	4,701,120

End of year	$46,394,711	$35,715,964	$8,418,590	$4,811,338

Undistributed net investment income included in net assets at end of year	$146,167	$116,739	$36,482	$21,722

SHARES ISSUED AND REDEEMED
Shares sold	450,000	1,050,000	100,000	—
Shares redeemed	(200,000)	—	—	—

Net increase in shares outstanding	250,000	1,050,000	100,000	—

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$419,898	$443,449	$4,351,654	$5,685,352
Net realized gain (loss)	(9,562,667)	(3,263,008)	5,287,882	2,266,989
Net change in unrealized appreciation/depreciation	11,792,558	(11,579,719)	24,025,906	(14,102,532)

Net increase (decrease) in net assets resulting from operations	2,649,789	(14,399,278)	33,665,442	(6,150,191)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(410,920)	(426,169)	(4,935,233)	(4,641,648)

Total distributions to shareholders	(410,920)	(426,169)	(4,935,233)	(4,641,648)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	33,392,792	33,445,251	51,854,849	172,833,069
Cost of shares redeemed	(2,940,209)	(12,419,198)	(119,693,896)	(62,756,852)

Net increase (decrease) in net assets from capital share transactions	30,452,583	21,026,053	(67,839,047)	110,076,217

INCREASE (DECREASE) IN NET ASSETS	32,691,452	6,200,606	(39,108,838)	99,284,378

NET ASSETS
Beginning of year	38,285,019	32,084,413	222,808,060	123,523,682

End of year	$70,976,471	$38,285,019	$183,699,222	$222,808,060

Undistributed net investment income included in net assets at end of year	$57,467	$48,755	$517,663	$1,097,994

SHARES ISSUED AND REDEEMED
Shares sold	3,300,000	2,450,000	2,650,000	8,950,000
Shares redeemed	(300,000)	(750,000)	(5,850,000)	(3,150,000)

Net increase (decrease) in shares outstanding	3,000,000	1,700,000	(3,200,000)	5,800,000

See notes to financial statements.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Global Silver Miners ETF
	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$55,868	$32,646
Net realized loss	(1,309,004)	(219,152)
Net change in unrealized appreciation/depreciation	1,092,563	(720,832)

Net decrease in net assets resulting from operations	(160,573)	(907,338)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(104,622)	(44,671)

Total distributions to shareholders	(104,622)	(44,671)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,281,618	5,816,496

Net increase in net assets from capital share transactions	7,281,618	5,816,496

INCREASE IN NET ASSETS	7,016,423	4,864,487

NET ASSETS
Beginning of year	6,958,902	2,094,415

End of year	$13,975,325	$6,958,902

Distributions in excess of net investment income included in net assets at end of year	$(42,879)	$(6,916)

SHARES ISSUED
Shares sold	600,000	400,000

Net increase in shares outstanding	600,000	400,000

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Agriculture Producers ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$24.63	$24.91	$24.88

Income from investment operations:
Net investment income[b]	0.58	0.50	0.28
Net realized and unrealized gain (loss)[c]	2.63	(0.46)	(0.05)

Total from investment operations	3.21	0.04	0.23

Less distributions from:
Net investment income	(0.55)	(0.32)	(0.20)

Total distributions	(0.55)	(0.32)	(0.20)

Net asset value, end of period	$27.29	$24.63	$24.91

Total return	13.05%	0.10%	0.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$46,395	$35,716	$9,965
Ratio of expenses to average net assets[e]	0.38%	0.38%	0.38%
Ratio of expenses to average net assets prior to waived fees[e]	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	2.17%	1.87%	1.93%
Portfolio turnover rate[f]	14%	6%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 13%, 6% and 6%, respectively. See Note 4.

See notes to financial statements.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Energy Producers ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$24.06	$23.51	$24.79

Income from investment operations:
Net investment income[b]	0.68	0.63	0.43
Net realized and unrealized gain (loss)[c]	3.96	0.55	(1.39)

Total from investment operations	4.64	1.18	(0.96)

Less distributions from:
Net investment income	(0.64)	(0.63)	(0.32)

Total distributions	(0.64)	(0.63)	(0.32)

Net asset value, end of period	$28.06	$24.06	$23.51

Total return	19.44%	5.10%	(3.77)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,419	$4,811	$4,701
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	2.57%	2.61%	3.16%
Portfolio turnover rate[f]	8%	6%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 8%, 6% and 5%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Gold Miners ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$11.60	$20.05	$25.00

Income from investment operations:
Net investment income[b]	0.08	0.21	0.15
Net realized and unrealized loss[c]	(0.33)	(8.47)	(5.02)

Total from investment operations	(0.25)	(8.26)	(4.87)

Less distributions from:
Net investment income	(0.08)	(0.19)	(0.08)

Total distributions	(0.08)	(0.19)	(0.08)

Net asset value, end of period	$11.27	$11.60	$20.05

Total return	(2.01)%	(41.28)%	(19.45)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$70,976	$38,285	$32,084
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	0.81%	1.37%	1.25%
Portfolio turnover rate[f]	22%	19%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Metals & Mining Producers ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$18.11	$19.00	$24.76

Income from investment operations:
Net investment income[b]	0.50	0.50	0.37
Net realized and unrealized gain (loss)[c]	2.23	(1.00)	(6.00)

Total from investment operations	2.73	(0.50)	(5.63)

Less distributions from:
Net investment income	(0.65)	(0.39)	(0.13)

Total distributions	(0.65)	(0.39)	(0.13)

Net asset value, end of period	$20.19	$18.11	$19.00

Total return	15.32%	(2.68)%	(22.76)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$183,699	$222,808	$123,524
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%
Ratio of expenses to average net assets prior to waived fees[e]	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	2.53%	2.51%	2.98%
Portfolio turnover rate[f]	18%	11%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 15%, 7% and 1%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Silver Miners ETF

	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$13.92	$20.94	$24.87

Income from investment operations:
Net investment income[b]	0.08	0.16	0.11
Net realized and unrealized gain (loss)[c]	(1.15)	(6.90)	(3.90)

Total from investment operations	(1.07)	(6.74)	(3.79)

Less distributions from:
Net investment income	(0.15)	(0.28)	(0.14)

Total distributions	(0.15)	(0.28)	(0.14)

Net asset value, end of period	$12.70	$13.92	$20.94

Total return	(7.48)%	(32.49)%	(15.18)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$13,975	$6,959	$2,094
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	0.63%	1.03%	0.86%
Portfolio turnover rate[f]	22%	13%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Global Agriculture Producers	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver Miners	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2		Level 3		Total
MSCI Global Agriculture Producers
Assets:
Common Stocks	$45,561,739	$—		$0	[a]	$45,561,739
Investment Companies	368,780	—		—		368,780
Preferred Stocks	304,363	—		—		304,363
Money Market Funds	737,579	—		—		737,579

	$46,972,461	$—		$0	[a]	$46,972,461

MSCI Global Energy Producers
Assets:
Common Stocks	$8,233,013	$—		$—		$8,233,013
Preferred Stocks	136,226	—		—		136,226
Warrants	—	0	[a]	—		0	[a]
Money Market Funds	35,864	—		—		35,864

	$8,405,103	$0	[a]	$—		$8,405,103

MSCI Global Gold Miners
Assets:
Common Stocks	$70,880,051	$—		$—		$70,880,051
Money Market Funds	155,814	—		—		155,814

	$71,035,865	$—		$—		$71,035,865

MSCI Global Metals & Mining Producers
Assets:
Common Stocks	$176,031,844	$164,070		$0	[a]	$176,195,914
Preferred Stocks	6,721,344	—		—		6,721,344
Money Market Funds	3,184,570	—		—		3,184,570

	$185,937,758	$164,070		$0	[a]	$186,101,828

MSCI Global Silver Miners
Assets:
Common Stocks	$13,948,773	$24,872		$—		$13,973,645
Money Market Funds	286,771	—		—		286,771

	$14,235,544	$24,872		$—		$14,260,416

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of August 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of August 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Global Agriculture Producers	$636,605	$636,605	$—
MSCI Global Energy Producers	26,150	26,150	—
MSCI Global Gold Miners	122,578	122,578	—
MSCI Global Metals & Mining Producers	2,791,957	2,791,957	—
MSCI Global Silver Miners	263,060	263,060	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39% based on the average daily net assets of each Fund.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs through December 31, 2015 in an amount equal to each Fund’s pro rata share of the fees and expenses attributable to each Fund’s investments in other iShares funds. The iShares MSCI Global Metals & Mining Producers ETF did not hold any iShares funds during the year ended August 31, 2014.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI Global Agriculture Producers	$4,875
MSCI Global Energy Producers	136
MSCI Global Gold Miners	6,337
MSCI Global Metals & Mining Producers	31,657
MSCI Global Silver Miners	1,808

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, in order to improve their portfolio liquidity and their ability to track their underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI Global Agriculture Producers
iShares India 50 ETF	12,191	3,470	(3,478)	12,183	$368,780	$2,411	$(3,025)

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$6,070,031	$5,585,647
MSCI Global Energy Producers	536,391	447,313
MSCI Global Gold Miners	11,404,421	11,377,559
MSCI Global Metals & Mining Producers	31,368,933	42,940,117
MSCI Global Silver Miners	2,019,467	2,035,788

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Global Agriculture Producers	$11,349,614	$4,799,069
MSCI Global Energy Producers	2,748,838	—
MSCI Global Gold Miners	33,338,722	2,940,097
MSCI Global Metals & Mining Producers	43,362,895	99,794,832
MSCI Global Silver Miners	7,265,272	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF and iShares MSCI Global Metals & Mining Producers ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES®, INC.

substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2014, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Global Agriculture Producers	$742,845	$(4,727)	$(738,118)
MSCI Global Energy Producers	—	682	(682)
MSCI Global Gold Miners	171,367	(266)	(171,101)
MSCI Global Metals & Mining Producers	10,226,274	3,248	(10,229,522)
MSCI Global Silver Miners	—	12,791	(12,791)

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI Global Agriculture Producers
Ordinary income	$869,161	$289,367

MSCI Global Energy Producers
Ordinary income	$128,943	$125,608

MSCI Global Gold Miners
Ordinary income	$410,920	$426,169

MSCI Global Metals & Mining Producers
Ordinary income	$4,935,233	$4,641,648

MSCI Global Silver Miners
Ordinary income	$104,622	$44,671

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Global Agriculture Producers	$146,167	$(17,007)	$(130,474)	$(534,779)	$(536,093)
MSCI Global Energy Producers	39,534	(38,653)	626,512	(89,227)	538,166
MSCI Global Gold Miners	57,761	(1,723,545)	(13,271,955)	(2,752,822)	(17,690,561)
MSCI Global Metals & Mining Producers	708,967	(1,369,119)	5,587,704	(3,327,815)	1,599,737
MSCI Global Silver Miners	230,835	(112,746)	(1,256,912)	(500,538)	(1,639,361)

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2014, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Global Agriculture Producers	$17,007
MSCI Global Energy Producers	38,653
MSCI Global Gold Miners	1,723,545
MSCI Global Metals & Mining Producers	1,369,119
MSCI Global Silver Miners	112,746

For the year ended August 31, 2014, the iShares MSCI Global Agriculture Producers ETF utilized $1,531 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Global Agriculture Producers	$47,102,416	$3,617,890	$(3,747,845)	$(129,955)
MSCI Global Energy Producers	7,778,520	859,365	(232,782)	626,583
MSCI Global Gold Miners	84,307,955	3,497,855	(16,769,945)	(13,272,090)
MSCI Global Metals & Mining Producers	180,510,676	18,373,716	(12,782,564)	5,591,152
MSCI Global Silver Miners	15,517,271	841,572	(2,098,427)	(1,256,855)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES®, INC.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver Miners ETF (the “Funds”) at August 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Global Gold Miners	$584,109	$79,457
MSCI Global Metals & Mining Producers	4,680,426	269,354
MSCI Global Silver Miners	93,071	8,507

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended August 31, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
MSCI Global Agriculture Producers	38.19%
MSCI Global Energy Producers	43.53
MSCI Global Gold Miners	21.77
MSCI Global Metals & Mining Producers	11.01
MSCI Global Silver Miners	0.41

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI Global Agriculture Producers	$869,161
MSCI Global Energy Producers	128,943
MSCI Global Gold Miners	490,377
MSCI Global Metals & Mining Producers	4,046,386
MSCI Global Silver Miners	94,319

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Global Agriculture Producers	$0.536425	$—	$0.016805	$0.553230	97%	—%	3%	100%
MSCI Global Energy Producers	0.644714	—	—	0.644714	100	—	—	100
MSCI Global Gold Miners	0.082362	—	—	0.082362	100	—	—	100
MSCI Global Metals & Mining Producers	0.635364	—	0.016834	0.652198	97	—	3	100
MSCI Global Silver Miners	0.122015	—	0.024362	0.146377	83	—	17	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	61

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Global Agriculture Producers ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.35%
Greater than 1.0% and Less than 1.5%	12	2.13
Greater than 0.5% and Less than 1.0%	248	43.97
Between 0.5% and –0.5%	290	51.42
Less than –0.5% and Greater than –1.0%	11	1.95
Less than –1.0% and Greater than –1.5%	1	0.18

	564	100.00%

iShares MSCI Global Energy Producers ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	14	2.48%
Between 0.5% and –0.5%	482	85.46
Less than –0.5% and Greater than –1.0%	58	10.28
Less than –1.0% and Greater than –1.5%	9	1.60
Less than –1.5% and Greater than –2.0%	1	0.18

	564	100.00%

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Global Gold Miners ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.53%
Greater than 2.0% and Less than 2.5%	2	0.35
Greater than 1.5% and Less than 2.0%	2	0.35
Greater than 1.0% and Less than 1.5%	15	2.66
Greater than 0.5% and Less than 1.0%	129	22.87
Between 0.5% and –0.5%	397	70.40
Less than –0.5% and Greater than –1.0%	11	1.95
Less than –1.0% and Greater than –1.5%	3	0.53
Less than –1.5% and Greater than –2.0%	1	0.18
Less than –2.0%	1	0.18

	564	100.00%

iShares MSCI Global Metals & Mining Producers ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	5	0.89%
Greater than 4.0% and Less than 4.5%	1	0.18
Greater than 3.5% and Less than 4.0%	1	0.18
Greater than 3.0% and Less than 3.5%	1	0.18
Greater than 2.5% and Less than 3.0%	6	1.06
Greater than 2.0% and Less than 2.5%	6	1.06
Greater than 1.5% and Less than 2.0%	22	3.90
Greater than 1.0% and Less than 1.5%	89	15.78
Greater than 0.5% and Less than 1.0%	143	25.35
Between 0.5% and –0.5%	241	42.73
Less than –0.5% and Greater than –1.0%	36	6.38
Less than –1.0% and Greater than –1.5%	12	2.13
Less than –1.5% and Greater than –2.0%	1	0.18

	564	100.00%

SUPPLEMENTAL INFORMATION	63

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Global Silver Miners ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.18%
Greater than 2.5% and Less than 3.0%	2	0.35
Greater than 2.0% and Less than 2.5%	1	0.18
Greater than 1.5% and Less than 2.0%	12	2.13
Greater than 1.0% and Less than 1.5%	40	7.09
Greater than 0.5% and Less than 1.0%	113	20.04
Between 0.5% and –0.5%	254	45.03
Less than –0.5% and Greater than –1.0%	67	11.88
Less than –1.0% and Greater than –1.5%	36	6.38
Less than –1.5% and Greater than –2.0%	27	4.79
Less than –2.0% and Greater than –2.5%	8	1.42
Less than –2.5% and Greater than –3.0%	3	0.53

	564	100.00%

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 312 funds (as of August 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (57)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	65

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
Cecilia H. Herbert (65)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (70)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
George G.C. Parker (75)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	67

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).
Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).
Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	69

Notes:

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-812-0814

AUGUST 31, 2014

2014 ANNUAL REPORT

iShares, Inc.

➢	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

EMERGING MARKETS OVERVIEW

Stocks of companies in emerging markets gained approximately 20% for the 12-month period ended August 31, 2014 (the “reporting period”). Emerging markets stocks experienced substantial volatility in the first six months of the reporting period, rising sharply during the first two months and then falling back over the ensuing three months. However, emerging markets stocks rallied steadily during the remainder of the reporting period.

Uncertainty regarding the pace of growth in many emerging economies helped contribute to the volatility in emerging markets stocks during the first half of the reporting period. Most notably, economic growth slowed in several bellwether emerging economies, including China, Brazil, and India. In contrast, many developed countries saw their economies strengthen as their central banks maintained or expanded accommodative monetary policies. Weaker economic activity contributed to the decline in emerging markets stocks in late 2013 and early 2014.

During the last six months of the reporting period, however, stocks in emerging markets benefited from greater investor demand. This was driven partly by improving economic growth in many emerging markets as central banks in developing countries began to implement economic stimulus efforts. Furthermore, better economic conditions in developed countries led to stronger demand for exports, and many emerging economies are major exporters to developed nations. These developments helped fuel a recovery in emerging markets stocks over the last half of the reporting period.

From a regional perspective, emerging equity markets in Latin America generated the best returns, gaining 24% for the reporting period. Brazil, the largest equity market in Latin America, led the region’s advance, gaining more than 30%. Much of those gains occurred in the last three months of the reporting period amid optimism about upcoming national elections. Peru, one of the worst-performing markets in 2013, rebounded strongly in the first eight months of 2014. Chile was the only market in the region to decline for the reporting period as economic growth slowed markedly.

Emerging markets in Asia also performed well, returning 22% for the reporting period. Although nearly every market in the region posted double-digit gains, India was the best performer, rising by more than 50% for the reporting period. A meaningful increase in economic activity and stronger corporate earnings growth propelled the Indian stock market to record highs by the end of the reporting period. Other top-performing markets in the region included the Philippines and Thailand. The laggards among emerging markets in Asia included South Korea and Malaysia.

In contrast to other regions, emerging markets stocks in Eastern Europe declined for the reporting period, falling by approximately 3%. Hungary was the weakest-performing market in the region, declining by more than 17% amid continued economic weakness and armed conflict between Russia and Ukraine, which shares a border with Hungary. Russia’s stock market, the largest in the region, also declined in response to these events. On the positive side, equity markets in Greece and the Czech Republic posted double-digit gains as the economies in both countries began to recover after an extended period of weakness.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EMERGING MARKETS ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.05%	20.98%	20.12%	20.05%	20.98%	20.12%
Since Inception	6.83%	6.87%	6.83%	13.15%	13.24%	13.13%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,140.30	$0.97	$1,000.00	$1,024.30	$0.92	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 20.05%, net of fees, while the total return for the Index was 20.12%.

As represented by the Index, emerging markets stocks advanced by 20% for the reporting period. Of the 25 countries represented in the Index, 19 generated positive returns for the reporting period, including the three largest country constituents: China, South Korea, and Taiwan, which together comprised more than 45% of the Index as of the end of the reporting period. The markets that provided the strongest results within the Index included India and Brazil, which produced returns of 57% and 31%, respectively, for the reporting period.

Among the countries which declined within the Index, Hungary was the weakest performer, falling by 14% for the reporting period. Persistent weakness in the Hungarian economy weighed on the country’s stock market. Russia and Chile were also notable decliners within the Index.

Currency fluctuations relative to the U.S. dollar had a modestly positive impact on Index performance for the reporting period. In local currency terms, the Index returned 17.99% for the reporting period. The U.S. dollar was largely unchanged against the Chinese yuan and Taiwan dollar, but it declined by 6% versus the Brazilian real and 8.5% against the South Korean won for the reporting period. A weaker U.S. dollar increases international equity returns for U.S. investors.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	26.57%
Information Technology	16.65
Consumer Discretionary	10.30
Energy	9.53
Materials	8.86
Consumer Staples	8.10
Industrials	7.49
Telecommunication Services	6.65
Utilities	3.47
Health Care	2.38

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 8/31/14

Country	Percentage of Total Investments*

China	19.04%
South Korea	15.35
Taiwan	12.91
Brazil	11.03
South Africa	7.47
India	6.62
Mexico	4.91
Russia	4.06
Malaysia	3.92
Indonesia	2.66

TOTAL	87.97%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2014 and held through August 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
COMMON STOCKS — 93.77%

BRAZIL — 6.53%
Abril Educacao SA Units	52,600	$921,038
Aliansce Shopping Centers SA	117,100	1,091,688
ALL – America Latina Logistica SA	539,600	1,989,542
Alupar Investimento SA Units	100,400	829,207
AMBEV SA	5,419,100	39,476,807
Arezzo Industria e Comercio SA	59,300	851,516
Autometal SA	54,400	469,471
B2W Companhia Global do Varejo[a]	132,951	2,251,947
Banco ABC Brasil SAa	2,729	17,563
Banco Bradesco SA	744,060	13,307,985
Banco do Brasil SA	990,400	15,487,518
Banco Pan SAa	168,863	264,137
Banco Santander (Brasil) SA Units	1,064,400	7,354,304
BB Seguridade Participacoes SA	809,000	12,922,017
BM&F Bovespa SA	2,076,600	12,528,927
BR Malls Participacoes SA	503,100	5,232,123
BR Properties SA	195,200	1,299,850
Brasil Brokers Participacoes SA	391,200	632,899
BRF SA	753,200	20,163,429
CCR SA	995,200	9,011,084
Centrais Eletricas Brasileiras SA	363,700	1,324,732
CETIP SA – Mercados Organizados	232,662	3,394,970
Cielo SA	813,760	15,260,159
Companhia de Saneamento Basico do Estado de Sao Paulo	386,400	3,693,815
Companhia de Saneamento de Minas Gerais SA	73,500	1,313,937
Companhia Hering SA	177,900	2,225,390
Companhia Siderurgica Nacional SA	852,600	3,741,830
Cosan SA Industria e Comercio	157,800	3,279,346
CPFL Energia SA	274,100	2,767,276

Security	Shares	Value
Cyrela Brazil Realty SA Empreendimentos e Participacoes	298,800	$1,894,917
Duratex SA	352,429	1,586,092
EcoRodovias Infraestrutura e Logistica SA	252,000	1,610,512
EDP Energias do Brasil SA	295,900	1,494,344
Embraer SA	763,000	7,437,166
Equatorial Energia SA	184,376	2,167,142
Estacio Participacoes SA	350,100	4,651,728
Eternit SA	183,300	688,128
Even Construtora e Incorporadora SA	339,200	1,026,294
EZ TEC Empreendimentos e Participacoes SA	67,600	745,925
Fibria Celulose SAa	285,800	2,973,531
Fleury SA	96,300	688,180
GAEC Educacao SA	44,200	591,822
Gafisa SA	561,300	845,380
Helbor Empreendimentos SA	243,970	650,936
Hypermarcas SAa	378,500	3,291,819
Iguatemi Empresa de Shopping Centers SA	92,700	1,139,304
International Meal Co. Holdings SA	76,300	668,015
Iochpe-Maxion SA	108,700	869,095
JBS SA	852,900	3,857,500
Julio Simoes Logistica SA	109,000	579,697
Klabin SA	490,300	2,491,435
Kroton Educacional SA	397,314	11,905,836
Light SA	89,100	979,580
Linx SA	32,500	745,559
Localiza Rent A Car SA	169,635	3,021,141
Lojas Americanas SA	197,425	1,147,025
Lojas Renner SA	157,800	5,403,515
LPS Brasil – Consultoria de Imoveis SA	112,900	555,027
M Dias Branco SA	52,600	2,374,293
Magazine Luiza SA	107,900	434,001
Magnesita Refratarios SA	288,800	496,919
Marfrig Global Foods SAa	355,600	1,207,821
Mills Estruturas e Servicos de Engenharia SA	113,500	1,161,605
Minerva SAa	128,000	762,548

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
MRV Engenharia e Participacoes SA	392,100	$1,598,155
Multiplan Empreendimentos Imobiliarios SA	105,200	2,713,277
Multiplus SA	59,000	864,875
Natura Cosmeticos SA	210,400	3,856,228
Odontoprev SA	302,100	1,317,734
PDG Realty SA Empreendimentos e Participacoes[a]	1,470,300	979,083
Petroleo Brasileiro SA	3,422,600	33,865,775
Porto Seguro SA	132,800	1,969,254
Prumo Logistica SAa	735,845	348,594
Qualicorp SAa	242,800	3,038,323
Raia Drogasil SA	251,000	2,445,443
Restoque Comercio e Confeccoes de Roupas SAa	133,500	542,938
Santos Brasil Participacoes SA Units	64,600	494,558
Sao Martinho SA	63,100	1,280,020
SLC Agricola SA	76,300	590,267
Smiles SA	46,600	824,723
Sonae Sierra Brasil SA	56,600	480,615
Souza Cruz SA	435,200	4,076,687
Sul America SA Units	213,089	1,473,257
Technos SA	93,400	517,184
Tecnisa SA	211,300	601,542
Tegma Gestao Logistica SA	51,000	449,018
TIM Participacoes SA	966,700	5,422,040
Totvs SA	157,800	2,881,593
TPI – Triunfo Participacoes e Investimentos SA	127,700	352,130
Tractebel Energia SA	178,700	2,995,704
Transmissora Alianca de Energia Eletrica SA	102,500	1,069,183
Ultrapar Participacoes SA	405,400	10,452,292
Vale SA	1,532,500	19,944,314
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	69,300	1,176,912
Vanguarda Agro SAa	574,429	631,537
Via Varejo SAa	142,100	1,587,674
WEG SA	321,430	4,020,838

		370,110,106

Security	Shares	Value
CHILE — 1.28%
AES Gener SA	2,970,101	$1,518,398
Aguas Andinas SA Series A	2,963,437	1,858,437
Banco de Chile	26,483,702	3,231,871
Banco de Credito e Inversiones	40,115	2,186,315
Banco Santander (Chile) SA	79,179,965	4,691,353
Besalco SA	542,317	371,149
CAP SA	97,772	1,161,592
Cencosud SA	1,531,843	4,596,306
Colbun SA	9,424,479	2,466,555
Compania Cervecerias Unidas SA	175,570	1,885,760
Compania SudAmericana de Vapores SAa	9,872,666	415,507
CorpBanca SA	162,281,045	1,994,076
Cruz Blanca Salud SA	400,463	326,383
E.CL SA	657,034	947,733
Empresa Nacional de Electricidad SA	3,802,925	5,810,103
Empresa Nacional de Telecomunicaciones SA	149,401	1,713,867
Empresas CMPC SA	1,456,860	3,626,384
Empresas Copec SA	519,114	6,525,089
Enersis SA	22,567,481	7,596,777
Inversiones Aguas Metropolitanas SA	484,298	776,130
Inversiones la Construccion SA	49,006	645,505
LATAM Airlines Group SAa	378,096	4,677,484
Masisa SA	2,505,068	114,283
Parque Arauco SA	726,737	1,351,111
S.A.C.I. Falabella SA	1,118,417	8,422,546
SalfaCorp SA	661,320	505,618
Sociedad Matriz SAAM SA	9,218,037	759,233
Sonda SA	626,596	1,452,063
Vina Concha y Toro SA	594,746	1,159,926

		72,787,554
CHINA — 18.93%
361 Degrees International Ltd.	1,847,000	543,365
AAC Technologies Holdings Inc.[b]	856,000	5,583,221
Agile Property Holdings Ltd.	2,104,000	1,650,590
Agricultural Bank of China Ltd. Class H	24,321,000	11,234,515

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Air China Ltd. Class H	2,118,000	$1,311,768
Ajisen (China) Holdings Ltd.	842,000	695,316
Alcatel-Lucent[a]	2,660,000	432,456
Alibaba Pictures Group Ltd.[a]	5,860,000	1,217,344
Aluminum Corp. of China Ltd. Class Ha,b	4,696,000	1,993,489
Anhui Conch Cement Co. Ltd. Class Hb	1,578,000	5,701,051
Anhui Expressway Co. Ltd. Class H	948,000	568,789
Anta Sports Products Ltd.	1,185,000	2,275,156
Anton Oilfield Services Group[b]	1,536,000	659,972
APT Satellite Holdings Ltd.	373,000	548,660
Asia Cement China Holdings Corp.	864,000	595,312
Asian Citrus Holdings Ltd.[b]	2,252,000	479,449
AviChina Industry & Technology Co. Ltd. Class H	2,608,000	1,554,674
Bank of China Ltd. Class H	90,499,000	42,037,432
Bank of Communications Co. Ltd. Class H	9,867,000	7,205,953
BBMG Corp. Class H	1,405,000	1,047,838
Beijing Capital International Airport Co. Ltd. Class H	1,844,000	1,441,861
Beijing Capital Land Ltd. Class H	1,692,000	611,291
Beijing Enterprises Holdings Ltd.	595,000	5,128,417
Beijing Enterprises Water Group Ltd.[b]	5,108,000	3,479,964
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	352,000	464,177
Belle International Holdings Ltd.	5,355,000	6,847,358
Biostime International Holdings Ltd.[b]	232,500	868,483
Bosideng International Holdings Ltd.[b]	3,622,000	574,835
Brilliance China Automotive Holdings Ltd.	3,502,000	6,488,742
BYD Co. Ltd. Class Hb	743,000	5,277,595
BYD Electronic International Co. Ltd.	981,500	911,828
C C Land Holdings Ltd.	3,031,000	637,475

Security	Shares	Value
Carnival Group International Holdings Ltd.[a]	9,367,000	$1,329,484
Chaowei Power Holdings Ltd.[b]	987,000	518,324
China Agri-Industries Holdings Ltd.[b]	2,638,200	1,079,088
China Aoyuan Property Group Ltd.	3,583,000	601,008
China BlueChemical Ltd. Class H	2,242,000	1,105,068
China Cinda Asset Management Co. Ltd.[a]	6,110,000	3,129,836
China CITIC Bank Corp. Ltd. Class H	9,458,000	5,967,577
China Coal Energy Co. Class Hb	4,710,000	2,868,486
China Communications Construction Co. Ltd. Class H	5,064,000	3,691,748
China Communications Services Corp. Ltd. Class H	2,946,000	1,421,655
China Construction Bank Corp. Class H	82,488,000	61,306,024
China COSCO Holdings Co. Ltd. Class Ha,b	3,095,000	1,333,819
China Datang Corp. Renewable Power Co. Ltd. Class H	3,576,000	549,078
China Dongxiang Group Co.	4,245,000	914,711
China Everbright Bank Co. Ltd.	3,154,000	1,473,195
China Everbright International Ltd.[b]	2,918,000	3,998,524
China Everbright Ltd.	1,052,000	1,995,368
China Gas Holdings Ltd.	2,356,000	4,195,119
China High Speed Transmission Equipment Group Co. Ltd.[a,b]	1,306,000	1,134,092
China Huishan Dairy Holdings Co. Ltd.[a,b]	7,006,000	1,627,169
China Huiyuan Juice Group Ltd.[a]	794,500	343,422
China International Marine Containers (Group) Co. Ltd. Class H	607,000	1,306,395
China Life Insurance Co. Ltd. Class H	8,562,000	24,580,750

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
China Lilang Ltd.	758,000	$511,518
China Longyuan Power Group Corp. Ltd. Class H	3,495,000	3,779,037
China LotSynergy Holdings Ltd.[b]	8,440,000	740,528
China Lumena New Materials Corp.[b,c]	2,584,000	375,090
China Medical System Holdings Ltd.[b]	1,343,000	1,940,814
China Mengniu Dairy Co. Ltd.	1,582,000	7,338,297
China Merchants Bank Co. Ltd. Class H	5,250,964	10,041,004
China Merchants Holdings (International) Co. Ltd.	1,306,000	4,330,781
China Metal Recycling Holdings Ltd.[a,b,c]	62,400	—
China Minsheng Banking Corp. Ltd. Class H	7,200,100	6,763,318
China Mobile Ltd.	7,007,500	87,162,571
China Modern Dairy Holdings Ltd.[a,b]	2,443,000	1,197,835
China National Building Material Co. Ltd. Class H	3,250,000	2,985,749
China National Materials Co. Ltd. Class H	2,392,000	570,983
China New Town Development Co. Ltd.[a]	5,680,000	315,142
China Oil and Gas Group Ltd.[b]	10,520,000	1,846,055
China Oilfield Services Ltd. Class H	2,178,000	6,449,565
China Overseas Land & Investment Ltd.[b]	5,260,000	14,795,585
China Pacific Insurance (Group) Co. Ltd. Class H	3,044,200	11,430,259
China Petroleum & Chemical Corp. Class H	29,278,200	29,693,187
China Power International Development Ltd.	3,158,000	1,438,390
China Power New Energy Development Co. Ltd.[a]	6,300,000	447,088
China Precious Metal Resources Holdings Co. Ltd.[a,b]	6,474,000	793,572
China Railway Construction Corp. Ltd. Class Hb	2,306,500	2,208,245

Security	Shares	Value
China Railway Group Ltd. Class H	4,681,000	$2,421,993
China Rare Earth Holdings Ltd.[a]	4,656,000	660,839
China Resources and Transportation Group Ltd.[a,b]	20,700,000	881,402
China Resources Cement Holdings Ltd.[b]	2,364,000	1,625,790
China Resources Enterprise Ltd.	1,398,000	3,760,998
China Resources Gas Group Ltd.	1,056,000	3,072,560
China Resources Land Ltd.	2,384,000	5,456,947
China Resources Power Holdings Co. Ltd.	2,222,000	6,723,212
China Rongsheng Heavy Industries Group Holdings Ltd.[a,b]	4,031,500	707,450
China SCE Property Holdings Ltd.[b]	3,139,200	595,424
China Shanshui Cement Group Ltd.[b]	2,434,000	895,067
China Shenhua Energy Co. Ltd. Class H	3,881,500	11,193,529
China Shineway Pharmaceutical Group Ltd.	526,000	912,168
China Shipping Container Lines Co. Ltd. Class Ha,b	4,574,000	1,304,303
China Singyes Solar Technologies Holdings Ltd.	586,000	972,363
China South City Holdings Ltd.[b]	2,324,000	1,160,478
China State Construction International Holdings Ltd.	2,066,000	3,332,194
China Suntien Green Energy Corp. Ltd. Class Hb	2,318,000	699,873
China Taiping Insurance Holdings Co. Ltd.[a]	1,017,200	2,475,358
China Telecom Corp. Ltd. Class H	15,896,000	9,824,563
China Traditional Chinese Medicine Co. Ltd.[a]	1,138,000	496,305
China Travel International Investment Hong Kong Ltd.[b]	3,960,000	1,251,847

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
China Unicom (Hong Kong) Ltd.	5,500,000	$9,807,552
China Vanke Co. Ltd.[a]	1,458,487	2,732,493
China Water Affairs Group Ltd.[b]	1,720,000	619,188
China Yongda Automobiles Services Holdings Ltd.[b]	237,000	207,333
China Yurun Food Group Ltd.[a,b]	1,992,000	971,563
China ZhengTong Auto Services Holdings Ltd.	1,275,500	681,351
Chinasoft International Ltd.[a,b]	2,010,000	731,366
Chongqing Changan Automobile Co. Ltd.	1,003,300	2,071,289
Chongqing Rural Commercial Bank Co. Ltd. Class H	3,062,000	1,521,093
CIMC Enric Holdings Ltd.	1,052,000	1,164,643
CITIC 21CN Co. Ltd.[a]	2,866,000	2,255,776
CITIC Pacific Ltd.	2,620,000	5,097,914
CITIC Resources Holdings Ltd.[a]	3,350,000	540,312
CITIC Securities Co. Ltd. Class H	1,232,000	2,924,950
CNOOC Ltd.	20,441,000	41,092,209
Comba Telecom Systems Holdings Ltd.[a,b]	1,953,500	849,441
Coolpad Group Ltd.	4,024,000	872,282
Cosco International Holdings Ltd.[b]	1,840,000	897,428
COSCO Pacific Ltd.	2,114,000	2,962,270
Country Garden Holdings Co. Ltd.[b]	5,404,000	2,398,632
CPMC Holdings Ltd.	783,000	618,305
CSPC Pharmaceutical Group Ltd.[b]	2,832,000	2,367,872
CSR Corp Ltd. Class H	2,386,000	2,151,976
Dah Chong Hong Holdings Ltd.[b]	1,219,000	756,552
Daphne International Holdings Ltd.[b]	1,338,000	690,567
Datang International Power Generation Co. Ltd. Class H	3,062,000	1,698,883
Dazhong Transportation Group Co. Ltd. Class B	738,800	480,959
Digital China Holdings Ltd.	1,149,000	1,113,397

Security	Shares	Value
Dongfeng Motor Group Co. Ltd. Class H	3,130,000	$5,799,475
Dongyue Group Ltd.[b]	1,736,000	725,746
ENN Energy Holdings Ltd.[b]	1,052,000	7,431,727
EverChina International Holdings Co. Ltd.[a,b]	10,650,000	522,183
Evergrande Real Estate Group Ltd.[b]	6,759,000	2,825,643
Fantasia Holdings Group Co. Ltd.[b]	3,579,000	429,472
Far East Horizon Ltd.	1,699,000	1,370,135
FDG Electric Vehicles Ltd.[a,b]	9,840,000	698,309
First Tractor Co. Ltd. Class H	724,000	496,981
Fosun International Ltd.	2,031,000	2,494,806
Franshion Properties (China) Ltd.	4,580,000	1,241,008
Fufeng Group Ltd.	1,517,400	601,075
GCL-Poly Energy Holdings Ltd.[a,b]	11,667,000	4,200,039
Geely Automobile Holdings Ltd.[b]	6,235,000	2,389,367
Glorious Property Holdings Ltd.[a]	3,431,000	486,971
Golden Eagle Retail Group Ltd.	680,000	836,164
GOME Electrical Appliances Holdings Ltd.	12,172,000	2,167,359
Goodbaby International Holdings Ltd.[b]	1,179,000	585,685
Great Wall Motor Co. Ltd. Class H	1,315,000	5,582,279
Greatview Aseptic Packaging Co. Ltd.[b]	1,482,000	1,147,333
Guangdong Investment Ltd.	3,156,000	3,815,632
Guangdong Land Holdings Ltd.	1,884,000	408,395
Guangzhou Automobile Group Co. Ltd. Class H	3,156,000	3,282,176
Guangzhou R&F Properties Co. Ltd. Class H	1,190,800	1,435,078
Haier Electronics Group Co. Ltd.	1,247,000	3,604,162
Haitian International Holdings Ltd.	771,000	2,009,535
Haitong Securities Co. Ltd. Class H	1,547,200	2,471,479

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Hanergy Solar Group Ltd.[a,b]	13,182,000	$2,160,105
Hangzhou Steam Turbine Co. Ltd. Class B	556,700	661,562
Harbin Electric Co. Ltd. Class H	1,130,000	672,155
HC International Inc.[a,b]	414,000	795,933
Hengan International Group Co. Ltd.[b]	834,000	8,894,034
Hengdeli Holdings Ltd.[b]	3,966,800	716,569
Hi Sun Technology (China) Ltd.[a,b]	2,472,000	590,079
Hidili Industry International Development Ltd.[a,b]	3,800,000	446,185
Hisense Kelon Electrical Holdings Co. Ltd. Class Ha	529,000	663,456
Honbridge Holdings Ltd.[a]	2,506,000	501,190
Honghua Group Ltd.[b]	2,391,000	635,531
Hopson Development Holdings Ltd.[a,b]	1,052,000	1,060,124
Hua Han Bio-Pharmaceutical Holdings Ltd. Class H	3,184,160	1,010,694
Huabao International Holdings Ltd.[b]	2,485,000	1,805,197
Huaneng Power International Inc. Class H	4,208,000	5,060,361
Hunan Nonferrous Metal Corp. Ltd. Class Ha	2,462,000	876,773
Industrial and Commercial Bank of China Ltd. Class H	84,355,000	55,945,330
Inner Mongolia Yitai Coal Co. Ltd. Class B	1,270,500	2,145,874
Intime Retail Group Co. Ltd.[b]	1,488,500	1,354,029
Jiangsu Expressway Co. Ltd. Class H	1,422,000	1,620,131
Jiangsu Future Land Co. Ltd. Class B	1,203,100	609,972
Jiangxi Copper Co. Ltd. Class H	1,503,000	2,656,865
Ju Teng International Holdings Ltd.	1,178,000	682,467
Kaisa Group Holdings Ltd.[b]	2,014,000	740,618
Kingboard Chemical Holdings Co. Ltd.	785,200	1,631,158
Kingboard Laminates Holdings Ltd.[b]	1,420,000	630,285

Security	Shares	Value
Kingdee International Software Group Co. Ltd.[a]	2,446,000	$789,017
Kingsoft Corp. Ltd.[b]	780,000	2,234,279
Kunlun Energy Co. Ltd.	4,208,000	6,949,853
KWG Property Holdings Ltd.	1,468,500	1,066,774
Landing International Development Ltd.[a]	7,205,000	441,588
Lao Feng Xiang Co. Ltd. Class B	256,006	712,721
Lee & Man Paper Manufacturing Ltd.	1,722,000	1,013,183
Lenovo Group Ltd.	7,760,000	11,855,048
Li Ning Co. Ltd.[a,b]	1,302,500	726,025
Lianhua Supermarket Holdings Co. Ltd. Class Ha	626,000	363,477
Lijun International Pharmaceutical (Holding) Co. Ltd.	2,678,000	1,364,890
Longfor Properties Co. Ltd.	1,607,000	2,052,773
Lonking Holdings Ltd.	3,815,000	669,458
Luthai Textile Co. Ltd. Class B	472,969	651,769
Microport Scientific Corp.[a,b]	742,000	428,916
MIE Holdings Corp.[b]	2,698,000	452,559
Mingfa Group International Co. Ltd.[a]	3,066,000	826,815
Minth Group Ltd.[b]	1,052,000	2,239,699
MMG Ltd.	2,140,000	778,669
NetDragon Websoft Inc.	259,000	500,612
New China Life Insurance Co. Ltd. Class H	970,800	3,463,497
New World China Land Ltd.	3,006,000	1,842,351
New World Department Store China Ltd.[b]	876,000	375,260
Nexteer Automotive Group Ltd.[b]	992,000	852,464
Nine Dragons Paper (Holdings) Ltd.[b]	1,936,000	1,511,300
North Mining Shares Co. Ltd.[a,b]	12,530,000	565,860
NVC Lighting Holdings Ltd.	1,831,000	418,169
Parkson Retail Group Ltd.[b]	1,696,000	560,216
PAX Global Technology Ltd.[a]	715,000	650,407
People’s Insurance Co. Group of China Ltd. Class H	7,720,000	3,227,396
PetroChina Co. Ltd. Class H	24,202,000	34,350,561

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Phoenix Satellite Television Holdings Ltd.[b]	1,786,000	$606,076
PICC Property and Casualty Co. Ltd. Class H	4,208,000	6,982,430
Ping An Insurance (Group) Co. of China Ltd. Class H	2,367,000	19,271,588
Poly Property Group Co. Ltd.	2,587,000	1,124,906
Ports Design Ltd.[b]	1,420,500	590,183
Real Nutriceutical Group Ltd.[b]	2,240,000	664,761
Renhe Commercial Holdings Co. Ltd.[a,b]	15,500,000	709,986
REXLot Holdings Ltd.[b]	13,150,000	1,510,100
Road King Infrastructure Ltd.	582,000	523,414
Sany Heavy Equipment International Holdings Co. Ltd.[a]	1,948,000	424,781
Semiconductor Manufacturing International Corp.[a,b]	28,430,000	2,677,871
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	2,340,000	2,370,148
Shanghai Electric Group Co. Ltd. Class H	3,452,000	1,514,396
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.	487,000	1,583,505
Shanghai Industrial Holdings Ltd.	573,000	1,911,195
Shanghai Industrial Urban Development Group Ltd.[a]	2,672,000	510,256
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	1,894,000	632,950
Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	354,400	748,847
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	825,900	1,694,394
Shenzhen Expressway Co. Ltd. Class H	1,360,000	859,854
Shenzhen International Holdings Ltd.	1,130,750	1,514,446
Shenzhen Investment Ltd.[b]	2,880,000	917,866
Shenzhou International Group Holdings Ltd.[b]	659,000	2,053,489

Security	Shares	Value
Shimao Property Holdings Ltd.[b]	1,627,500	$3,582,531
Shougang Concord International Enterprises Co. Ltd.[a,b]	15,698,000	729,183
Shui On Land Ltd.	4,493,666	1,177,028
Shunfeng Photovoltaic International Ltd.[a]	1,136,000	1,436,463
Sihuan Pharmaceutical Holdings Group Ltd.	4,980,000	3,334,929
Sino Biopharmaceutical Ltd.	4,208,000	3,876,715
Sino Oil And Gas Holdings Ltd.[a,b]	17,305,000	535,886
Sino-Ocean Land Holdings Ltd.	3,889,500	2,198,152
Sinofert Holdings Ltd.[a,b]	3,798,000	592,967
Sinopec Engineering Group Co. Ltd.	1,393,000	1,588,888
Sinopec Kantons Holdings Ltd.[b]	1,274,000	1,066,852
Sinopec Shanghai Petrochemical Co. Ltd. Class H	4,195,000	1,401,915
Sinopharm Group Co. Ltd. Class H	1,162,000	4,055,676
Sinotrans Ltd. Class H	2,251,000	1,516,128
Sinotrans Shipping Ltd.[a,b]	2,284,000	716,131
Skyworth Digital Holdings Ltd.[b]	2,226,000	1,194,836
SOHO China Ltd.	2,039,000	1,668,001
Sun Art Retail Group Ltd.[b]	2,770,000	3,306,065
Sunac China Holdings Ltd.[b]	1,853,000	1,436,944
Sunny Optical Technology Group Co Ltd.[b]	828,000	1,128,195
Superb Summit International Group Ltd.[a]	5,125,000	1,058,044
TCC International Holdings Ltd.	1,386,000	615,193
TCL Communication Technology Holdings Ltd.	718,000	890,303
TCL Multimedia Technology Holdings Ltd.[a,b]	940,000	360,225
Tech Pro Technology Development Ltd.[a,b]	2,014,000	1,135,614
Tencent Holdings Ltd.	5,913,900	96,528,241

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Tiangong International Co. Ltd.[b]	2,182,000	$495,516
Tianjin Development Holdings Ltd.[b]	630,000	528,377
Tianjin Port Development Holdings Ltd.[b]	3,424,000	569,919
Tianneng Power International Ltd.[b]	1,264,000	463,186
Tibet 5100 Water Resources Holdings Ltd.[b]	1,950,000	641,600
Tingyi (Cayman Islands) Holding Corp.	2,230,000	6,258,266
Tong Ren Tang Technologies Co. Ltd. Class H	1,052,000	1,476,844
Tongda Group Holdings Ltd.	3,700,000	506,055
Towngas China Co. Ltd.	1,165,000	1,241,640
Travelsky Technology Ltd. Class H	1,174,000	1,154,285
Tsingtao Brewery Co. Ltd. Class H	410,000	3,113,295
Uni-President China Holdings Ltd.	1,588,200	1,434,475
V1 Group Ltd.[a]	4,770,000	461,604
Vinda International Holdings Ltd.	398,000	612,138
Wanda Commercial Properties Group Co. Ltd.[a]	1,321,000	378,395
Want Want China Holdings Ltd.	6,858,000	8,503,755
Wasion Group Holdings Ltd.	828,000	691,233
Weichai Power Co. Ltd. Class H	571,000	2,313,426
Weiqiao Textile Co. Ltd. Class H	833,500	422,657
Welling Holding Ltd.	1,572,000	405,670
West China Cement Ltd.	5,472,000	586,022
Wisdom Holdings Group[b]	979,000	545,703
Xingda International Holdings Ltd.	1,347,000	502,291
Xinhua Winshare Publishing and Media Co. Ltd. Class H	1,000,000	868,370
XTEP International Holdings Ltd.[b]	1,170,000	548,002
Yanchang Petroleum International Ltd.[a,b]	9,050,000	478,765

Security	Shares	Value
Yanzhou Coal Mining Co. Ltd. Class Hb	2,200,000	$1,862,158
Yashili International Holdings Ltd.[b]	1,161,000	387,991
Yingde Gases Group Co. Ltd.[b]	1,367,000	1,462,221
Yuanda China Holdings Ltd.	5,074,000	327,349
YuanShengTai Dairy Farm Ltd.[a,b]	3,688,000	647,172
Yuexiu Property Co. Ltd.	6,502,000	1,392,659
Yuexiu Real Estate Investment Trust[b]	1,482,000	764,888
Yuexiu Transport Infrastructure Ltd.	1,216,000	740,569
Yuzhou Properties Co. Ltd.[b]	2,269,400	509,507
Zhejiang Expressway Co. Ltd. Class H	2,104,000	2,093,100
Zhongsheng Group Holdings Ltd.[b]	801,500	888,355
Zhuzhou CSR Times Electric Co. Ltd. Class H	628,000	2,175,674
Zijin Mining Group Co. Ltd. Class H	7,310,000	1,905,279
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	1,649,400	1,027,929
ZTE Corp. Class H	719,200	1,620,257

		1,073,490,829
COLOMBIA — 0.61%
Almacenes Exito SA	228,201	3,884,930
Bolsa de Valores de Colombia	70,105,382	913,568
Cementos Argos SA	474,048	2,792,224
Cemex Latam Holdings SAa	204,420	2,024,541
Corporacion Financiera Colombiana SA NVS	88,561	1,888,058
Ecopetrol SA	5,611,123	9,725,030
Grupo Argos SA	309,102	3,831,450
Grupo de Inversiones Suramericana SA	266,912	6,135,588
Interconexion Electrica SA ESP	429,396	2,171,097
Isagen SA ESP	962,192	1,439,439

		34,805,925
CZECH REPUBLIC — 0.20%
CEZ AS	188,795	5,488,409
Komercni Banka AS	18,705	4,350,145

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
O2 Czech Republic AS	34,709	$487,622
Pegas Nonwovens SA	18,891	564,866
Philip Morris CR AS	750	370,598

		11,261,640
EGYPT — 0.32%
Citadel Capital SAE[a]	1,364,817	870,423
Commercial International Bank (Egypt) SAE	1,012,705	6,545,003
EFG-Hermes Holding Co. SAE[a]	443,422	1,123,741
Egyptian Kuwaiti Holding Co. SAE[a]	713,388	691,986
ezzsteel[a]	345,127	827,334
Global Telecom Holding SAE[a]	2,547,167	1,927,283
Global Telecom Holding SAE GDR[a]	199,452	715,634
Orascom Telecom Media And Technology Holding SAE SP GDR[a]	50,000	35,500
Palm Hills Developments SAE[a]	1,806,060	1,101,310
Pioneers Holding For Financial Investments SAE[a]	348,529	754,085
Six of October Development & Investment Co.[a]	114,554	726,892
South Valley Cement Co.	408,965	483,319
Talaat Moustafa Group Holding Co. SAE	1,332,071	1,944,996
Telecom Egypt Co.	348,002	701,353

		18,448,859
GREECE — 0.70%
Alpha Bank AEa	4,418,880	3,876,486
Athens Water Supply & Sewage Co. SA	37,905	471,325
Ellaktor SAa	155,720	713,798
Eurobank Ergasias SAa	9,365,305	3,984,522
Folli Follie Group[a]	39,173	1,625,359
Frigoglass SAa	63,414	267,292
Hellenic Exchanges – Athens Stock Exchange SA Holding	83,990	785,485
Hellenic Telecommunications Organization SAa	284,104	4,071,534
Intralot SAa	180,110	419,916
Jumbo SAa	119,722	1,766,216

Security	Shares	Value
Marfin Investment Group Holdings SAa	851,158	$447,337
Metka SA	39,203	590,225
Motor Oil (Hellas) Corinth Refineries SA	67,432	727,448
Mytilineos Holdings SAa	98,052	798,172
National Bank of Greece SAa	1,831,220	6,295,538
OPAP SA	258,514	4,116,823
Piraeus Bank SAa	2,473,175	4,886,500
Piraeus Port Authority SA	13,844	307,265
Public Power Corp. SAa	130,680	1,902,056
Titan Cement Co. SA	53,700	1,435,893

		39,489,190
HUNGARY — 0.18%
Magyar Telekom Telecommunications PLC[a]	553,937	853,495
MOL Hungarian Oil and Gas PLC	45,782	2,255,751
OTP Bank PLC	261,850	4,526,549
Richter Gedeon Nyrt	163,311	2,628,098

		10,263,893
INDIA — 6.58%
ACC Ltd.	28,578	702,935
Adani Enterprises Ltd.	162,129	1,279,558
Adani Ports & Special Economic Zone Ltd.	597,120	2,783,378
Aditya Birla Nuvo Ltd.	50,453	1,208,777
Amara Raja Batteries Ltd.	67,724	616,246
Ambuja Cements Ltd.	848,486	2,884,685
Apollo Hospitals Enterprise Ltd.	92,444	1,787,332
Apollo Tyres Ltd.	195,819	533,436
Arvind Ltd.	183,648	867,697
Ashok Leyland Ltd.[a]	1,524,335	915,656
Asian Paints Ltd.	337,712	3,473,959
Aurobindo Pharma Ltd.	159,062	2,143,064
Bajaj Auto Ltd.	93,725	3,488,739
Bajaj Finance Ltd.	20,300	826,787
Balrampur Chini Mills Ltd.	485,675	575,879
Bayer CropScience Ltd.	13,806	544,345
Berger Paints India Ltd.	120,790	686,461
Bharat Forge Ltd.	116,608	1,521,400
Bharat Heavy Electricals Ltd.	695,353	2,760,556
Bharat Petroleum Corp. Ltd.	210,401	2,407,406
Bharti Airtel Ltd.	695,255	4,237,068

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Biocon Ltd.	78,661	$601,560
Britannia Industries Ltd.	36,558	748,812
Cairn India Ltd.	495,405	2,663,577
Century Textiles & Industries Ltd.	53,570	523,914
CESC Ltd.	78,961	905,033
Cipla Ltd.	401,540	3,402,635
Coal India Ltd.	586,283	3,440,596
Dabur India Ltd.	605,347	2,320,430
DCB Bank Ltd.[a]	724,051	1,020,210
Dewan Housing Finance Corp. Ltd.	109,315	642,505
Divi’s Laboratories Ltd.	49,070	1,265,364
DLF Ltd.	512,967	1,498,831
Dr. Reddy’s Laboratories Ltd.	135,668	6,590,898
GAIL (India) Ltd.	373,442	2,728,810
Gateway Distriparks Ltd.	195,419	849,564
GlaxoSmithKline Consumer Healthcare Ltd.	11,963	1,051,317
GMR Infrastructure Ltd.	1,803,336	753,371
Godrej Consumer Products Ltd.	139,557	2,267,571
Godrej Industries Ltd.	111,823	594,497
Gruh Finance Ltd.	220,242	754,768
Gujarat Pipavav Port Ltd.[a]	333,365	788,363
Havells India Ltd.	320,752	1,502,270
HCL Technologies Ltd.	284,664	7,650,228
HDFC Bank Ltd.	446,333	6,204,749
Hero Motocorp Ltd.	55,637	2,388,320
Hexaware Technologies Ltd.	218,682	576,257
Hindalco Industries Ltd.	1,316,792	3,691,271
Hindustan Unilever Ltd.	868,216	10,623,055
Housing Development & Infrastructure Ltd.[a]	370,431	551,862
Housing Development Finance Corp. Ltd.	1,712,747	30,328,719
ICICI Bank Ltd.	254,732	6,535,379
Idea Cellular Ltd.	1,257,922	3,356,255
IFCI Ltd.	849,256	470,254
Indiabulls Housing Finance Ltd.	214,530	1,334,625
Indiabulls Real Estate Ltd.	303,813	344,468
Indian Hotels Co. Ltd.[a]	469,894	747,664
Infosys Ltd.	528,850	31,364,953
IRB Infrastructure Developers Ltd.	160,257	664,084

Security	Shares	Value
ITC Ltd.	2,548,532	$14,922,436
Jain Irrigation Systems Ltd.	441,638	648,119
Jaiprakash Associates Ltd.	1,374,028	1,052,938
Jammu & Kashmir Bank Ltd. (The)	31,090	762,596
Jindal Steel & Power Ltd.	440,920	1,693,051
JSW Steel Ltd.	103,386	2,118,834
Just Dial Ltd.[a]	27,610	749,583
Kailash Auto Finance Ltd.[a]	485,675	264,128
Karur Vysya Bank Ltd. (The)	87,409	677,103
Kaveri Seed Co. Ltd.	31,471	469,161
KPIT Technologies Ltd.	134,234	327,732
Larsen & Toubro Ltd.	367,765	9,251,702
LIC Housing Finance Ltd.	350,023	1,745,789
Mahindra & Mahindra Financial Services Ltd.	336,865	1,550,534
Mahindra & Mahindra Ltd.	390,384	9,053,203
MAX India Ltd.	180,419	967,805
MindTree Ltd.	63,060	1,170,840
Mphasis Ltd.	93,778	688,653
MRF Ltd.	1,563	618,991
Nestle India Ltd.	26,432	2,626,016
NIIT Technologies Ltd.	74,296	440,291
NTPC Ltd.	1,892,870	4,286,097
Oil & Natural Gas Corp. Ltd.	881,754	6,321,078
Oil India Ltd.	134,127	1,360,279
Page Industries Ltd.	6,692	785,455
Piramal Enterprises Ltd.	84,455	959,165
Power Finance Corp. Ltd.	324,833	1,338,839
Power Grid Corp. of India Ltd.	916,214	1,950,805
Prestige Estates Projects Ltd.	161,760	594,204
PTC India Ltd.	400,652	575,756
Rallis India Ltd.	113,020	434,255
Ramco Cements Ltd. (The)	91,424	503,374
Ranbaxy Laboratories Ltd.[a]	152,215	1,607,188
Raymond Ltd.	84,667	634,375
Redington India Ltd.	312,592	540,906
Reliance Capital Ltd.	123,906	1,079,787
Reliance Communications Ltd.	1,000,229	1,912,106
Reliance Industries Ltd.	1,483,465	24,415,565
Reliance Infrastructure Ltd.	129,160	1,488,490
Reliance Power Ltd.[a]	717,852	881,936
Rural Electrification Corp. Ltd.	366,497	1,620,789
Sesa Sterlite Ltd.	1,371,773	6,265,440
Shree Renuka Sugars Ltd.	1,102,864	352,597

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Shriram Transport Finance Co. Ltd.	176,353	$2,627,712
Siemens Ltd.	92,075	1,205,260
SKS Microfinance Ltd.[a]	126,124	616,278
Sobha Developers Ltd.	67,088	502,718
State Bank of India	174,378	7,071,390
Sun Pharma Advanced Research Co. Ltd.[a]	122,222	395,086
Sun Pharmaceuticals Industries Ltd.	839,259	11,828,877
Sundaram Finance Ltd.	47,268	727,949
Supreme Industries Ltd.	59,597	579,519
Suzlon Energy Ltd.[a]	1,469,197	521,773
Tata Consultancy Services Ltd.	540,846	22,481,920
Tata Global Beverages Ltd.	368,205	913,231
Tata Motors Ltd.	865,862	7,492,103
Tata Power Co. Ltd.	1,351,174	1,928,340
Tata Steel Ltd.	359,570	3,040,760
Tech Mahindra Ltd.	66,010	2,570,561
Thermax Ltd.	53,969	763,909
Torrent Pharmaceuticals Ltd.	56,718	778,377
TTK Prestige Ltd.	5,047	389,296
TV18 Broadcast Ltd.[a]	819,744	392,445
Ultratech Cement Ltd.	42,797	1,798,525
Unitech Ltd.[a]	1,709,387	611,300
United Breweries Ltd.	79,549	927,176
United Spirits Ltd.	70,009	2,766,728
Vijaya Bank	692,494	515,262
Wipro Ltd.	710,942	6,622,610
Yes Bank Ltd.	129,273	1,218,698

		372,988,197
INDONESIA — 2.65%
PT ACE Hardware Indonesia Tbk	10,194,400	814,855
PT Adaro Energy Tbk	17,167,700	1,929,944
PT Alam Sutera Realty Tbk	15,971,800	696,355
PT Aneka Tambang (Persero) Tbk	5,062,500	517,178
PT Arwana Citramulia Tbk	7,412,800	643,214
PT Astra Agro Lestari Tbk	479,600	1,045,505
PT Astra International Tbk	23,246,100	15,053,576
PT Bank Bukopin Tbk	7,849,600	496,577
PT Bank Central Asia Tbk	14,327,000	13,717,666
PT Bank Danamon Indonesia Tbk	4,171,900	1,337,433

Security	Shares	Value
PT Bank Mandiri (Persero) Tbk	10,872,700	$9,643,451
PT Bank Negara Indonesia (Persero) Tbk	8,946,800	4,091,932
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	5,754,700	428,005
PT Bank Rakyat Indonesia (Persero) Tbk	12,951,100	12,234,209
PT Bank Tabungan Negara (Persero) Tbk	6,450,176	614,828
PT Benakat Integra Tbk[a]	40,964,600	462,263
PT Bukit Asam (Persero) Tbk	1,008,500	1,150,970
PT Bumi Serpong Damai Tbk	9,363,800	1,284,796
PT Charoen Pokphand Indonesia Tbk	8,761,300	2,879,863
PT Ciputra Development Tbk	13,314,100	1,382,914
PT Ciputra Property Tbk	6,260,700	404,089
PT Energi Mega Persada Tbk[a]	66,627,500	512,629
PT Gajah Tunggal Tbk	2,530,100	382,841
PT Global Mediacom Tbk	7,688,800	1,271,881
PT Gudang Garam Tbk	570,500	2,633,640
PT Hanson International Tbk[a]	9,504,500	540,328
PT Indo Tambangraya Megah Tbk	492,300	1,185,771
PT Indocement Tunggal Prakarsa Tbk	1,729,200	3,584,792
PT Indofood CBP Sukses Makmur Tbk	1,419,300	1,274,003
PT Indofood Sukses Makmur Tbk	5,108,100	3,002,196
PT Japfa Comfeed Indonesia Tbk	6,772,600	746,882
PT Jasa Marga (Persero) Tbk	2,602,100	1,379,185
PT Kalbe Farma Tbk	25,535,600	3,623,774
PT Kawasan Industri Jababeka Tbk	27,696,423	670,065
PT Krakatau Steel (Persero) Tbk[a]	3,841,400	165,839
PT Lippo Cikarang Tbk[a]	656,700	478,595
PT Lippo Karawaci Tbk	21,042,500	1,924,811
PT Matahari Department Store Tbk	2,423,000	3,371,175
PT Medco Energi Internasional Tbk	2,100,500	655,424

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
PT Media Nusantara Citra Tbk	6,174,200	$1,480,541
PT Mitra Adiperkasa Tbk	1,102,300	567,759
PT MNC Investama Tbk	37,956,500	1,223,304
PT MNC Sky Vision Tbk	1,676,400	233,600
PT Modernland Realty Tbk	15,965,300	730,193
PT Multipolar Tbk	9,384,053	633,760
PT Pakuwon Jati Tbk	28,290,900	1,052,066
PT Panin Financial Tbk[a]	23,170,500	520,952
PT Pembangunan Perumahan (Persero) Tbk	3,100,700	653,407
PT Perusahaan Gas Negara (Persero) Tbk	12,728,300	6,311,104
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	3,930,800	628,390
PT Ramayana Lestari Sentosa Tbk	5,348,500	454,948
PT Salim Ivomas Pratama Tbk	5,669,700	402,295
PT Semen Gresik (Persero) Tbk	3,451,500	4,787,398
PT Sigmagold Inti Perkasa Tbk[a]	13,929,900	526,353
PT Sugih Energy Tbk[a]	24,668,400	881,504
PT Summarecon Agung Tbk	12,629,200	1,446,730
PT Surya Citra Media Tbk	5,474,300	1,923,434
PT Telekomunikasi Indonesia (Persero) Tbk	58,369,800	13,298,185
PT Timah (Persero) Tbk	4,328,452	529,146
PT Tower Bersama Infrastructure Tbk	2,393,500	1,611,354
PT Trada Maritime Tbk[a]	5,988,800	944,590
PT Unilever Indonesia Tbk	1,758,300	4,663,497
PT United Tractors Tbk	1,994,900	3,777,477
PT Wijaya Karya (Persero) Tbk	3,141,600	770,797
PT XL Axiata Tbk	3,691,400	1,877,652

		150,163,890
MALAYSIA — 3.89%
AEON Credit Service (M) Bhd	115,200	607,432
AirAsia Bhd	1,618,100	1,237,189
Alliance Financial Group Bhd	1,401,600	2,161,097
AMMB Holdings Bhd	2,340,100	4,959,349
Astro Malaysia Holdings Bhd	2,146,800	2,233,980
Axiata Group Bhd	2,836,700	6,236,780

Security	Shares	Value
Berjaya Corp. Bhd	4,299,000	$695,587
Berjaya Sports Toto Bhd	777,945	928,006
British American Tobacco (Malaysia) Bhd	159,900	3,652,538
Bumi Armada Bhd[a]	1,353,100	1,266,385
Bursa Malaysia Bhd	461,900	1,181,128
Cahya Mata Sarawak Bhd	542,500	721,153
CapitaMalls Malaysia Trust Bhd	1,726,300	772,234
Carlsberg Brewery Malaysia Bhd	222,600	882,773
CIMB Group Holdings Bhd	5,799,200	13,578,076
Dialog Group Bhd	4,559,096	2,502,296
DiGi.Com Bhd	3,657,500	6,648,945
DRB-Hicom Bhd[b]	1,131,400	793,272
Eastern & Oriental Bhd	937,000	844,251
Felda Global Ventures Holdings Bhd	1,634,800	1,981,261
Gamuda Bhd	1,995,100	3,057,212
Genting Bhd	2,364,600	7,186,824
Genting Malaysia Bhd	3,475,700	4,973,162
Genting Plantations Bhd	328,500	1,048,449
Hartalega Holdings Bhd	460,900	1,008,950
Hong Leong Bank Bhd	671,800	3,069,137
Hong Leong Financial Group Bhd	311,600	1,684,538
IGB Corp. Bhd	1,025,100	933,387
IHH Healthcare Bhd	3,033,300	4,696,226
IJM Corp. Bhd	1,310,400	2,702,284
IJM Land Bhd	805,300	843,112
IOI Corp. Bhd	3,442,900	5,221,149
IOI Properties Group Bhd[a]	1,830,149	1,428,352
KPJ Healthcare Bhd[b]	803,850	976,759
Kuala Lumpur Kepong Bhd	587,300	4,106,628
Lafarge Malaysia Bhd	550,200	1,780,470
Magnum Bhd	859,100	836,750
Mah Sing Group Bhd[b]	1,126,860	875,891
Malayan Banking Bhd	5,144,800	16,485,558
Malaysia Airports Holdings Bhd	871,400	2,128,737
Malaysia Building Society Bhd[b]	1,281,100	1,012,037
Malaysian Airline System Bhd[a]	6,107,500	484,415
Malaysian Resources Corp. Bhd	1,964,800	1,059,695

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Maxis Bhd	2,125,100	$4,416,055
Media Chinese International Ltd.	1,225,700	353,866
Media Prima Bhd	1,413,200	1,022,239
MISC Bhd	1,346,100	2,938,188
MMC Corp. Bhd	1,258,200	985,963
OSK Holdings Bhd	996,000	717,297
Parkson Holdings Bhd[a]	647,189	615,979
Pavilion Real Estate Investment Trust Bhd	1,189,400	524,513
Petronas Chemicals Group Bhd	3,202,800	6,401,536
Petronas Dagangan Bhd	310,000	1,976,840
Petronas Gas Bhd	824,300	5,962,576
POS Malaysia Bhd	556,100	855,674
PPB Group Bhd	586,800	2,751,556
Public Bank Bhd	3,159,360	19,325,019
QL Resources Bhd	841,450	886,299
RHB Capital Bhd	695,300	2,022,811
Sapurakencana Petroleum Bhd	4,298,800	5,755,373
Sarawak Oil Palms Bhd	252,000	487,690
Sime Darby Bhd[b]	3,412,000	10,240,330
Sunway Bhd	868,900	826,999
Sunway Real Estate Investment Trust Bhd	2,072,600	960,024
Supermax Corp. Bhd[b]	947,700	661,466
Ta Ann Holdings Bhd	482,100	593,448
TA Enterprise Bhd	2,068,500	607,031
TAN Chong Motor Holdings Bhd	109,751	156,688
Telekom Malaysia Bhd	1,306,100	2,635,405
Tenaga Nasional Bhd	3,262,500	12,814,007
TIME dotCom Bhd[a]	549,000	849,975
Top Glove Corp. Bhd[b]	662,000	1,006,022
TSH Resources Bhd	770,600	831,231
UEM Sunrise Bhd	2,030,000	1,236,548
UMW Holdings Bhd	671,200	2,631,990
UOA Development Bhd	779,500	521,810
WCT Holdings Bhd	1,460,480	986,936
YTL Corp. Bhd	5,256,600	2,701,679
YTL Power International Bhd[a]	2,026,335	957,880

		220,702,397
MEXICO — 4.89%
Alfa SAB de CV Series A	3,268,500	10,516,293
Alsea SAB de CVa,b	586,500	2,023,404

Security	Shares	Value
America Movil SAB de CV Series L	39,040,500	$47,742,541
Arca Continental SAB de CV	464,000	3,410,935
Axtel SAB de CV CPO[a,b]	1,423,800	445,363
Banregio Grupo Financiero SAB de CV	241,500	1,363,430
Bolsa Mexicana de Valores SAB de CV	536,200	1,147,404
Cemex SAB de CV CPO[a]	13,806,091	18,340,545
Coca-Cola FEMSA SAB de CV Series L	481,200	5,246,075
Compartamos SAB de CV	1,265,300	2,701,784
Concentradora Fibra Hotelera Mexicana SAB de CV	595,300	1,038,491
Consorcio ARA SAB de CVa	1,113,200	508,264
Controladora Comercial Mexicana SAB de CV BC Units	477,000	1,837,155
Controladora Vuela Cia de Aviacion SAB de CVa,b	568,500	503,913
Corporacion Inmobiliaria Vesta SAB de CV	483,400	1,051,054
El Puerto de Liverpool SAB de CV Series C1	205,800	2,346,738
Empresas ICA SAB de CVa,b	710,600	1,317,345
Fibra Uno Administracion SAB de CV	2,632,100	9,451,042
Fomento Economico Mexicano SAB de CV BD Units	2,211,400	21,467,095
Genomma Lab Internacional SAB de CV Series Ba,b	938,100	2,502,461
Gruma SAB de CV Series Ba	210,400	2,400,319
Grupo Aeromexico SAB de CVa,b	662,100	1,069,953
Grupo Aeroportuario del Centro Norte SAB de CVb	294,700	1,260,118
Grupo Aeroportuario del Pacifico SAB de CV Series B	372,400	2,585,197
Grupo Aeroportuario del Sureste SAB de CV Series B	237,400	3,043,143
Grupo Bimbo SAB de CV Series A	1,905,700	5,998,900

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Grupo Carso SAB de CV Series A1	673,200	$4,113,700
Grupo Comercial Chedraui SAB de CV	404,100	1,404,020
Grupo Famsa SAB de CV Series Aa,b	457,400	518,425
Grupo Financiero Banorte SAB de CV Series O	2,874,300	20,234,738
Grupo Financiero Inbursa SAB de CV Series O	2,730,700	8,297,251
Grupo Financiero Santander Mexico SAB de CV Series B	2,115,300	6,335,142
Grupo Herdez SAB de CVb	309,600	867,084
Grupo Lala SAB de CV	687,000	1,783,242
Grupo Mexico SAB de CV Series B	4,387,400	15,938,320
Grupo Simec SAB de CV Series Ba	154,500	691,708
Grupo Televisa SAB de CV CPO	2,962,600	22,043,620
Industrias CH SAB de CV Series Ba,b	193,100	1,066,994
Industrias Penoles SAB de CV	164,360	4,170,750
Kimberly-Clark de Mexico SAB de CV Series A	1,733,800	4,626,384
Macquarie Mexico Real Estate Management SA de CV	688,700	1,380,508
Mexichem SAB de CV	1,105,000	4,765,474
Minera Frisco SAB de CV Series A1[a]	773,700	1,555,625
OHL Mexico SAB de CVa	816,900	2,399,064
Promotora y Operadora Infraestructura SAB de CVa	312,600	4,382,209
Qualitas Controladora SAB de CV	271,800	743,550
TF Administradora Industrial S de RL SAB de CV	530,300	1,214,270
TV Azteca SAB de CV CPO	1,321,000	709,221
Urbi Desarrollos Urbanos SAB de CVa,b,c	558,900	—
Wal-Mart de Mexico SAB de CV Series V	6,028,100	16,412,402

		276,972,663

Security	Shares	Value
PERU — 0.40%
Compania de Minas Buenaventura SA SP ADR	235,720	$3,432,083
Credicorp Ltd.	81,043	12,567,338
Southern Copper Corp.	203,428	6,674,473

		22,673,894
PHILIPPINES — 1.13%
Aboitiz Equity Ventures Inc.	2,210,540	2,775,850
Aboitiz Power Corp.	1,550,400	1,333,486
Alliance Global Group Inc.	2,526,500	1,425,502
Atlas Consolidated Mining & Development Corp.	1,297,000	500,951
Ayala Corp.	238,870	3,837,808
Ayala Land Inc.	8,144,300	6,164,264
Bank of the Philippine Islands	906,495	1,975,161
BDO Unibank Inc.	1,849,140	3,838,238
Belle Corp.	6,152,600	670,295
Cebu Air Inc.	330,290	472,709
Cosco Capital Inc.	2,738,200	518,123
DMCI Holdings Inc.	1,001,000	1,836,697
East West Banking Corp.[a]	629,600	420,215
Energy Development Corp.	11,052,000	1,842,845
Filinvest Land Inc.	13,084,000	465,142
First Gen Corp.	1,510,500	834,932
First Philippine Holdings Corp.	290,210	525,839
Globe Telecom Inc.	37,810	1,560,963
International Container Terminal Services Inc.	584,130	1,512,575
JG Summit Holdings Inc.	2,880,013	3,398,548
Jollibee Foods Corp.	491,470	2,029,005
Lopez Holdings Corp.	3,303,200	424,264
Manila Water Co. Inc.	1,301,200	895,321
Megaworld Corp.	14,545,000	1,457,836
Melco Crown Philippines Resorts Corp.[a]	1,965,700	520,279
Metro Pacific Investments Corp.	13,296,000	1,570,514
Metropolitan Bank & Trust Co.	322,280	635,320
Nickel Asia Corp.	885,875	802,570
Philippine Long Distance Telephone Co.	101,390	8,022,833
Philippine National Bank[a]	296,276	593,232
Rizal Commercial Banking Corp.	532,980	651,556
SM Investments Corp.	180,955	3,204,066

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
SM Prime Holdings Inc.	7,468,096	$2,771,417
Universal Robina Corp.	1,006,800	3,752,408
Vista Land & Lifescapes Inc.	5,223,200	727,175

		63,967,939
POLAND — 1.52%
Alior Bank SAa	57,553	1,371,797
Asseco Poland SA	88,787	1,174,626
Bank Handlowy w Warszawie SA	40,224	1,440,458
Bank Millennium SA	535,726	1,345,452
Bank Pekao SA	149,676	8,430,934
Bank Zachodni WBK SA	35,075	4,064,393
Budimex SA	16,554	631,644
Ciech SA	53,040	599,185
Cyfrowy Polsat SA	229,220	1,834,563
ENEA SA	249,096	1,168,605
Energa SA	240,530	1,568,502
Eurocash SA	101,764	1,098,053
Getin Holding SAa	435,822	363,940
Getin Noble Bank SAa	1,553,041	1,262,892
Globe Trade Centre SAa	335,358	618,829
Grupa Azoty SA	60,493	1,414,250
Grupa Lotos SAa	80,499	758,828
Jastrzebska Spolka Weglowa SAa	70,526	738,490
Kernel Holding SAa	66,036	531,824
KGHM Polska Miedz SA	159,826	6,588,289
LPP SA	618	1,642,923
Lubelski Wegiel Bogdanka SA	42,415	1,545,451
mBank SA	17,452	2,529,908
Netia SA	446,880	768,712
Orange Polska SA	763,025	2,563,025
Polska Grupa Energetyczna SA	962,526	6,565,654
Polski Koncern Naftowy Orlen SA	364,765	4,498,314
Polskie Gornictwo Naftowe i Gazownictwo SA	2,036,499	3,108,235
Powszechna Kasa Oszczednosci Bank Polski SA	996,848	11,925,324
Powszechny Zaklad Ubezpieczen SA	63,513	9,316,339
Rovese SAa	663,091	253,013
Synthos SA	652,268	938,412

Security	Shares	Value
Tauron Polska Energia SA	1,198,148	$1,869,911
TVN SAa	227,091	995,767
Warsaw Stock Exchange SAb	54,664	643,860

		86,170,402
QATAR — 0.58%
Al Khalij Commercial Bank	117,064	697,652
Barwa Real Estate Co.	112,457	1,207,588
Commercial Bank of Qatar QSC (The)	40,026	748,591
Doha Bank QSC	35,117	588,305
Industries Qatar QSC	81,782	4,346,044
Masraf Al Rayan QSC	430,437	6,147,074
Meera Consumer Goods Co.	9,521	489,490
National Leasing	54,783	425,030
Ooredoo QSC	90,335	2,835,683
Qatar Electricity & Water Co. QSC	29,894	1,403,898
Qatar Industrial Manufacturing Co.[a]	39,710	511,479
Qatar Insurance Co. SAQ	51,812	1,422,938
Qatar Islamic Bank SAQ	71,969	2,352,057
Qatar National Bank SAQ	94,582	5,247,052
Qatar National Cement Co.	13,255	520,561
Qatari Investors Group QSC	39,418	638,708
Salam International Investment Co.	111,437	603,214
United Development Co. PSC	95,739	766,448
Vodafone Qatar QSC	399,732	2,123,151

		33,074,963
RUSSIA — 3.82%
Aeroflot – Russian Airlines OJSC	703,656	891,622
Alrosa AO	2,193,500	2,570,691
Gazprom OAO	13,631,830	48,574,655
Inter RAO JSC[a]	3,042,100,000	741,503
LSR Group OJSC SP GDR[d]	277,882	1,000,375
LUKOIL OAO	587,132	32,684,092
M Video OJSC	128,040	656,912
Magnit OJSC SP GDR[d]	301,275	17,534,205
Mechel OAO SP ADR[a]	69,398	118,671
MegaFon OAO SP GDR[d]	111,689	3,160,799
MMC Norilsk Nickel OJSC	64,404	12,673,567
Mobile TeleSystems OJSC SP ADR	605,338	11,168,486

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Moscow Exchange MICEX-RTS OJSC	1,714,400	$2,877,690
NovaTek OAO SP GDR[d]	104,982	10,561,189
Rosneft Oil Co. OJSC	1,347,140	8,310,543
Rostelecom OJSC	986,670	2,624,434
RusHydro OJSC	141,886,000	2,631,404
Sberbank of Russia	11,610,310	22,847,035
Severstal OAO	257,900	2,482,231
Sistema JSFC SP GDR[d]	199,973	4,549,386
Surgutneftegas OJSC	8,328,900	5,838,263
Tatneft OAO Class S	1,631,600	10,119,050
TMK OAO SP GDR[d]	60,000	587,100
Uralkali OJSC	1,552,880	5,735,212
VTB Bank OJSC	5,653,430,000	5,823,871

		216,762,986
SOUTH AFRICA — 7.41%
Acucap Properties Ltd.	168,597	744,906
Adcock Ingram Holdings Ltd.[a,b]	168,371	816,889
Adcorp Holdings Ltd.	241,762	754,696
Advtech Ltd.	675,365	508,648
Aeci Ltd.	140,062	1,619,838
African Oxygen Ltd.	217,375	367,899
African Rainbow Minerals Ltd.	123,092	2,102,381
Anglo American Platinum Ltd.[a]	61,892	2,578,591
AngloGold Ashanti Ltd.[a]	468,274	7,971,586
ArcelorMittal South Africa Ltd.[a]	222,203	822,340
Aspen Pharmacare Holdings Ltd.	367,043	10,548,423
Assore Ltd.	41,784	1,236,540
Astral Foods Ltd.	69,418	933,371
Attacq Ltd.[a]	498,993	867,516
Aveng Ltd.[a]	502,014	1,078,098
AVI Ltd.	324,711	1,861,484
Barclays Africa Group Ltd.	376,551	5,897,838
Barloworld Ltd.	255,128	2,431,481
Bidvest Group Ltd.	352,062	9,312,492
Blue Label Telecoms Ltd.	723,057	605,074
Brait SEa	402,703	2,999,239
Capital Property Fund[a]	1,618,719	1,818,802
Cashbuild Ltd.[b]	49,015	609,219
City Lodge Hotels Ltd.	57,257	667,569
Clicks Group Ltd.	290,529	1,888,982

Security	Shares	Value
Clover Industries Ltd.	430,672	$743,473
Coronation Fund Managers Ltd.	265,844	2,499,614
DataTec Ltd.	226,490	1,144,653
Discovery Ltd.	373,500	3,446,887
Emira Property Fund	590,673	838,630
EOH Holdings Ltd.	121,718	1,075,793
Exxaro Resources Ltd.	152,816	2,167,937
Famous Brands Ltd.	74,864	695,818
FirstRand Ltd.	3,529,319	14,352,356
Foschini Group Ltd. (The)	229,169	2,480,578
Fountainhead Property Trust	624,771	459,382
Gold Fields Ltd.	905,702	4,292,875
Grindrod Ltd.	543,736	1,265,858
Group Five Ltd.	212,046	812,463
Growthpoint Properties Ltd.	2,299,646	5,448,886
Harmony Gold Mining Co. Ltd.[a]	505,820	1,532,860
Hosken Consolidated Investments Ltd.	63,928	1,010,187
Hudaco Industries Ltd.	111,233	977,893
Hyprop Investments Ltd.	253,755	2,060,265
Illovo Sugar Ltd.	296,155	807,538
Impala Platinum Holdings Ltd.	616,702	5,581,132
Imperial Holdings Ltd.	208,946	3,736,722
Investec Ltd.	265,844	2,404,629
JSE Ltd.	120,334	1,146,496
Kumba Iron Ore Ltd.	72,788	2,179,794
Lewis Group Ltd.	124,747	703,765
Liberty Holdings Ltd.	122,012	1,498,047
Life Healthcare Group Holdings Ltd.	1,078,435	4,540,715
Massmart Holdings Ltd.	128,267	1,577,136
Mediclinic International Ltd.	425,397	3,699,035
Metair Investments Ltd.	202,030	664,860
MMI Holdings Ltd.	1,145,675	2,961,300
Mondi Ltd.	131,888	2,248,274
Mpact Ltd.	259,571	860,323
Mr. Price Group Ltd.	273,276	5,259,755
MTN Group Ltd.	1,927,187	43,677,638
Murray & Roberts Holdings Ltd.[a]	548,131	1,360,097
Nampak Ltd.	682,020	2,735,031
Naspers Ltd. Class N	455,894	58,105,331
Nedbank Group Ltd.	231,507	4,978,247

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Netcare Ltd.	1,115,856	$3,388,885
Northam Platinum Ltd.[a]	423,071	1,698,585
Omnia Holdings Ltd.	75,235	1,600,496
Pick n Pay Holdings Ltd.	363,828	828,888
Pick n Pay Stores Ltd.	283,814	1,507,747
PPC Ltd.	610,381	1,900,231
Rand Merchant Insurance Holdings Ltd.	781,963	2,477,777
Redefine Properties Ltd.	3,346,653	3,008,256
Remgro Ltd.	537,928	12,315,989
Resilient Property Income Fund Ltd.	263,121	1,739,230
Reunert Ltd.	208,987	1,296,909
RMB Holdings Ltd.	796,179	4,190,731
Royal Bafokeng Platinum Ltd.[a]	98,281	674,588
SA Corporate Real Estate Fund Nominees Pty Ltd.	1,893,336	754,814
Sanlam Ltd.	2,108,246	13,083,122
Sappi Ltd.[a]	634,888	2,626,612
Sasol Ltd.	627,753	36,493,891
Shoprite Holdings Ltd.	517,557	7,175,450
Sibanye Gold Ltd.	917,446	2,162,624
SPAR Group Ltd. (The)	183,633	2,250,995
Standard Bank Group Ltd.	1,375,883	17,852,817
Steinhoff International Holdings Ltd.	2,408,215	11,890,044
Sun International Ltd.	118,726	1,306,104
Super Group Ltd.[a]	354,180	1,040,687
Telkom SA SOC Ltd.[a]	312,903	1,681,404
Tiger Brands Ltd.	185,567	5,356,552
Tongaat Hulett Ltd.	126,361	2,027,165
Trencor Ltd.	208,258	1,429,456
Truworths International Ltd.	437,693	3,061,884
Vodacom Group Ltd.	416,783	5,029,815
Vukile Property Fund Ltd.	634,345	996,663
Wilson Bayly Holmes-Ovcon Ltd.	71,056	924,528
Woolworths Holdings Ltd.	866,321	6,472,523
Zeder Investments Ltd.	1,392,818	759,571

		420,081,208
SOUTH KOREA — 14.63%
Ahnlab Inc.	12,052	446,921
AmorePacific Corp.	3,758	7,820,287
AmorePacific Group	3,329	3,473,625

Security	Shares	Value
Asia Cement Co. Ltd.	4,106	$469,743
Asiana Airlines Inc.[a]	125,625	597,801
ATLASBX Co. Ltd.	12,564	574,949
Binggrae Co. Ltd.	7,677	688,238
Bioland Ltd.	21,312	437,191
BS Financial Group Inc.	221,028	3,662,183
Bukwang Pharmaceutical Co. Ltd.	37,654	640,595
Capro Corp.[a]	82,391	314,060
Celltrion Inc.[a,b]	72,453	2,976,150
Chabiotech Co. Ltd.[a]	49,904	629,983
Chadiostech Co. Ltd.[a]	188,599	536,622
Cheil Worldwide Inc.[a]	92,750	2,099,327
Chong Kun Dang Pharmaceutical Corp.	10,163	703,627
CJ CGV Co. Ltd.	17,040	867,167
CJ CheilJedang Corp.	9,068	3,380,545
CJ Corp.	17,253	3,045,798
CJ E&M Corp.[a]	23,690	1,106,289
CJ Freshway Corp.[a,b]	13,627	471,055
CJ Hellovision Co. Ltd.	44,278	633,198
CJ O Shopping Co. Ltd.	3,648	1,294,852
Com2uS Corp.[a]	8,628	1,069,618
Cosmax Inc.[a,b]	8,735	913,171
Coway Co. Ltd.	62,181	5,218,801
Daeduck Electronics Co.	63,663	529,923
Daeduck GDS Co. Ltd.	32,771	433,090
Daekyo Co. Ltd.	50,143	338,754
Daelim Industrial Co. Ltd.	32,065	2,763,924
Daesang Corp.	26,028	1,419,546
Daewoo Engineering & Construction Co. Ltd.[a]	129,120	1,084,967
Daewoo International Corp.	54,086	1,986,985
Daewoo Securities Co. Ltd.[a]	205,129	2,387,220
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	123,597	3,029,129
Daewoong Pharmaceutical Co. Ltd.	7,620	495,249
Daishin Securities Co. Ltd.	59,513	710,200
Daou Technology Inc.	50,218	614,136
Daum Communications Corp.[b]	13,731	2,235,799
DGB Financial Group Inc.	106,040	1,851,085
Dong-A Socio Holdings Co. Ltd.	3,733	445,479

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Dong-A ST Co. Ltd.	5,628	$557,832
Dongbu Insurance Co. Ltd.	49,750	3,002,811
Dongkuk Steel Mill Co. Ltd.	77,272	559,373
Dongsuh Companies Inc.	36,011	715,639
Dongwon Industries Co. Ltd.	1,609	618,877
Dongyang Mechatronics Corp.	51,991	464,558
Doosan Corp.	8,566	1,018,002
Doosan Engine Co. Ltd.[a]	51,600	396,434
Doosan Heavy Industries & Construction Co. Ltd.	67,966	1,933,842
Doosan Infracore Co. Ltd.[a]	161,745	1,890,308
Duksan Hi-Metal Co. Ltd.[a]	24,984	394,244
DuzonBIzon Co. Ltd.	49,211	405,258
E-Mart Co. Ltd.	23,985	5,771,823
E1 Corp.	5,365	367,738
EO Technics Co. Ltd.	11,392	917,921
Fila Korea Ltd.	11,444	1,139,942
Foosung Co. Ltd.[a]	175,316	543,783
GemVax & Kael Co. Ltd.[a,b]	30,485	736,607
Global & Yuasa Battery Co. Ltd.	9,066	419,346
Golfzon Co. Ltd.	23,292	550,169
Grand Korea Leisure Co. Ltd.	37,600	1,676,138
Green Cross Corp.	6,465	758,750
Green Cross Holdings Corp.	34,326	561,972
GS Engineering & Construction Corp.[a]	57,136	2,076,495
GS Global Corp.[b]	67,396	642,088
GS Holdings Corp.	56,319	2,391,176
GS Home Shopping Inc.	3,939	1,099,400
Gwangju Shinsegae Co. Ltd.	1,368	380,468
Halla Corp.[a]	74,830	529,149
Halla Visteon Climate Control Corp.[b]	43,741	2,325,203
Hana Financial Group Inc.	332,950	13,972,112
Hana Tour Service Inc.	12,679	889,074
Hancom Inc.	23,883	592,394
Handsome Co. Ltd.	18,729	572,611
Hanil Cement Co. Ltd.	4,170	581,937
Hanil E-Hwa Co. Ltd.[a]	21,614	498,809
Hanil E-Hwa Co. Ltd. New	28,692	557,456
Hanjin Heavy Industries & Construction Co. Ltd.[a]	80,791	494,810
Hanjin Kal Corp.[a]	26,812	687,521
Hanjin Shipping Co. Ltd.[a,b]	110,630	677,560

Security	Shares	Value
Hanjin Transportation Co. Ltd.	13,237	$490,864
Hankook Shell Oil Co. Ltd.	1,101	606,991
Hankook Tire Co. Ltd.	83,351	4,323,944
Hankook Tire Worldwide Co. Ltd.	26,465	570,305
Hanmi Pharm Co. Ltd.[a]	8,298	760,278
Hansae Co. Ltd.	24,799	756,969
Hansol Chemical Co. Ltd.	21,337	672,338
Hansol Paper Co.	51,727	594,329
Hanssem Co. Ltd.	11,620	1,358,026
Hanwha Chemical Corp.	121,151	1,959,541
Hanwha Corp.	53,899	1,608,013
Hanwha General Insurance Co. Ltd.[a]	89,120	535,274
Hanwha Investment & Securities Co. Ltd.[a]	143,303	642,351
Hanwha Life Insurance Co. Ltd.	216,910	1,488,923
Hite Jinro Co. Ltd.	33,946	773,364
HMC Investment Securities Co. Ltd.[a]	50,317	637,678
Hotel Shilla Co. Ltd.	39,274	4,609,306
Huchems Fine Chemical Corp.	33,363	774,889
Hwa Shin Co. Ltd.	34,868	388,588
Hy-Lok Corp.	17,884	606,746
Hyosung Corp.	26,290	2,032,779
Hyundai Corp.[b]	16,438	609,565
Hyundai Department Store Co. Ltd.	17,487	2,733,556
Hyundai Development Co. Engineering & Construction	65,118	2,645,951
Hyundai Engineering & Construction Co. Ltd.	83,366	5,253,797
Hyundai Glovis Co. Ltd.	15,411	4,597,690
Hyundai Greenfood Co. Ltd.	49,954	982,871
Hyundai Heavy Industries Co. Ltd.	48,199	6,845,166
Hyundai Home Shopping Network Corp.	7,038	1,131,411
Hyundai Hysco Co. Ltd.[b]	11,819	963,984
Hyundai Marine & Fire Insurance Co. Ltd.	58,740	1,804,577
Hyundai Merchant Marine Co. Ltd.[a,b]	83,430	1,012,071

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Hyundai Mipo Dockyard Co. Ltd.	13,369	$1,700,874
Hyundai Mobis Co. Ltd.	77,967	22,606,931
Hyundai Motor Co.	176,672	40,598,231
Hyundai Securities Co. Ltd.[a]	158,497	1,222,394
Hyundai Steel Co.	80,121	5,981,715
Hyundai Wia Corp.	17,759	3,905,772
Iljin Display Co. Ltd.	40,130	318,206
Ilyang Pharmaceutical Co. Ltd.	27,299	634,047
iMarketKorea Inc.	23,279	751,898
Industrial Bank of Korea	289,599	5,026,818
Interpark Corp.	46,876	531,657
ISU Chemical Co. Ltd.	43,300	535,939
JB Financial Group Co. Ltd.[b]	93,362	683,215
JoyCity Corp.[a]	17,491	295,844
Jusung Engineering Co. Ltd.[a]	130,594	506,173
Kangwon Land Inc.	135,304	4,810,601
KB Capital Co. Ltd.	20,978	466,546
KB Financial Group Inc.	362,760	14,865,307
KCC Corp.	5,559	3,744,560
KEPCO Plant Service & Engineering Co. Ltd.	22,485	1,734,136
Kia Motors Corp.	301,344	18,188,523
KISWIRE Ltd.[b]	10,934	562,902
KIWOOM Securities Co. Ltd.	15,596	804,449
Koh Young Technology Inc.	24,353	665,297
Kolao Holdings[b]	33,395	627,422
Kolon Industries Inc.	19,913	1,180,306
Komipharm International Co. Ltd.[a,b]	56,770	524,617
Korea Aerospace Industries Ltd.	53,709	1,904,274
Korea District Heating Corp.	5,384	345,676
Korea Electric Power Corp.	295,331	12,291,502
Korea Gas Corp.[a]	32,018	1,780,971
Korea Investment Holdings Co. Ltd.	44,950	2,256,477
Korea Kolmar Co. Ltd.	16,640	884,556
Korea Zinc Co. Ltd.	9,906	4,108,164
Korean Air Lines Co. Ltd.[a]	34,453	1,238,534
Korean Reinsurance Co.	113,813	1,324,516
KT Corp.	72,376	2,498,309
KT Skylife Co. Ltd.	29,925	665,525
KT&G Corp.	126,313	11,822,184

Security	Shares	Value
Kukdo Chemical Co. Ltd.[b]	10,559	$521,728
Kumho Petro Chemical Co. Ltd.	15,666	1,256,123
Kumho Tire Co. Inc.[a]	84,287	860,368
Kwang Dong Pharmaceutical Co. Ltd.[b]	59,691	594,585
Kwangju Bank[a]	47,853	535,659
Kyongnam Bank[a]	52,071	698,423
LF Corp.	24,599	739,947
LG Chem Ltd.	53,147	14,126,058
LG Corp.	108,856	7,611,707
LG Display Co. Ltd.[a]	268,080	9,266,930
LG Electronics Inc.	121,652	9,070,360
LG Hausys Ltd.	7,756	1,583,404
LG Household & Health Care Ltd.	10,826	5,477,329
LG Innotek Co. Ltd.[a]	15,187	2,014,549
LG International Corp.	36,658	1,008,687
LG Life Sciences Ltd.[a,b]	22,541	750,292
LG Uplus Corp.	250,566	2,705,950
LIG Insurance Co. Ltd.	48,101	1,435,037
Lock & Lock Co. Ltd.[b]	32,611	387,556
Lotte Chemical Corp.	17,929	2,891,061
Lotte Chilsung Beverage Co. Ltd.	843	1,714,351
Lotte Confectionery Co. Ltd.	822	1,759,199
Lotte Food Co. Ltd.	918	703,473
Lotte Shopping Co. Ltd.	12,424	4,068,019
LS Corp.	20,836	1,438,454
LS Industrial Systems Co. Ltd.	17,947	1,108,025
Lumens Co. Ltd.[a,b]	61,195	498,516
Maeil Dairy Industry Co. Ltd.[b]	12,662	445,814
Mando Corp.	13,774	1,861,076
Medipost Co. Ltd.[a]	11,614	650,599
Medy-Tox Inc.	5,350	1,065,832
MegaStudy Co. Ltd.	8,457	546,312
Meritz Fire & Marine Insurance Co. Ltd.	73,776	996,825
Meritz Securities Co. Ltd.	257,721	868,009
Mirae Asset Securities Co. Ltd.	28,364	1,355,329
Modetour Network Inc.	24,753	633,503
Muhak Co. Ltd.[a]	19,992	657,560
Namhae Chemical Corp.	49,345	454,541
Namyang Dairy Products Co. Ltd.	786	641,854

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Naturalendo Tech Co. Ltd.[a,b]	15,489	$733,243
NAVER Corp.	32,270	24,442,389
NCsoft Corp.	17,680	2,528,330
Neowiz Games Corp.[a]	35,061	698,488
Nexen Corp.	3,883	337,386
Nexen Tire Corp.	41,320	584,784
NH Investment & Securities Co. Ltd.	65,235	519,847
NHN Entertainment Corp.[a]	15,255	1,089,267
NICE Holdings Co. Ltd.	37,136	525,570
Nong Shim Holdings Co. Ltd.	5,486	630,326
NongShim Co. Ltd.	3,691	917,335
OCI Co. Ltd.[a,b]	19,239	2,760,762
OCI Materials Co. Ltd.	11,763	526,693
ORION Corp.	4,128	3,554,163
Osstem Implant Co. Ltd.[a]	17,928	661,282
Ottogi Corp.	1,985	1,211,810
Paradise Co. Ltd.	55,116	2,136,258
Partron Co. Ltd.	60,615	566,724
Poongsan Corp.	27,236	846,130
POSCO	74,666	24,595,339
POSCO Chemtech Co. Ltd.	3,533	552,973
POSCO ICT Co. Ltd.[b]	70,126	504,877
Pyeong Hwa Automotive Co. Ltd.[b]	19,375	422,296
S&T Dynamics Co. Ltd.	56,539	545,901
S-Oil Corp.	51,385	2,374,266
S.M. Entertainment Co.[a]	21,781	893,624
S1 Corp.	21,883	1,597,063
Samchully Co. Ltd.	3,865	627,045
SamkwangGlass Co. Ltd.	8,441	587,736
Samsung C&T Corp.	143,941	10,590,264
Samsung Card Co. Ltd.	39,312	1,890,093
Samsung Electro-Mechanics Co. Ltd.	67,710	3,666,136
Samsung Electronics Co. Ltd.	126,919	154,463,283
Samsung Engineering Co. Ltd.[a,b]	33,082	2,084,856
Samsung Fine Chemicals Co. Ltd.	24,279	957,799
Samsung Fire & Marine Insurance Co. Ltd.	38,379	10,503,647
Samsung Heavy Industries Co. Ltd.	186,140	5,002,530
Samsung Life Insurance Co. Ltd.	68,728	7,218,829

Security	Shares	Value
Samsung SDI Co. Ltd.	63,114	$9,430,219
Samsung Securities Co. Ltd.	70,428	3,441,696
Samsung Techwin Co. Ltd.	42,835	1,801,778
SBS Media Holdings Co. Ltd.	92,153	355,361
SeAH Besteel Corp.	17,575	620,529
SeAH Steel Corp.	4,316	397,994
Sebang Co. Ltd.	21,893	458,826
Seegene Inc.[a,b]	12,881	730,467
Seobu T&Da	20,678	473,129
Seoul Semiconductor Co. Ltd.	38,434	1,106,833
SFA Engineering Corp.	13,980	606,657
Shinhan Financial Group Co. Ltd.	455,463	23,582,827
Shinsegae Co. Ltd.	7,889	1,812,848
Shinsegae Food Co. Ltd.	6,913	770,422
Shinsegae International Co. Ltd.	4,742	551,858
Simm Tech Co. Ltd.[a,b]	63,342	454,786
Sindoh Co. Ltd.	6,921	464,153
SK Broadband Co. Ltd.[a]	203,452	728,370
SK C&C Co. Ltd.	23,499	4,924,836
SK Chemicals Co. Ltd.	18,060	1,205,841
SK Gas Co. Ltd.	6,904	769,419
SK Holdings Co. Ltd.	29,542	4,676,257
SK Hynix Inc.[a]	655,642	29,356,622
SK Innovation Co. Ltd.	69,210	6,423,059
SK Networks Co. Ltd.[a]	145,251	1,408,173
SK Securities Co. Ltd.[a]	917,809	936,863
SK Telecom Co. Ltd.	11,069	2,980,262
SKC Co. Ltd.	25,502	861,427
SL Corp.	18,936	373,510
Soulbrain Co. Ltd.	19,776	570,490
Ssangyong Motor Co.[a]	58,082	432,486
Sung Kwang Bend Co. Ltd.	31,793	550,291
Sungwoo Hitech Co. Ltd.	42,509	714,807
Suprema Inc.[a]	23,870	586,186
Taekwang Industrial Co. Ltd.	486	624,066
Taewoong Co. Ltd.[a]	19,182	423,765
Taeyoung Engineering & Construction Co. Ltd.[a]	88,401	499,569
Taihan Electric Wire Co. Ltd.[a]	168,710	358,568
Tera Resource Co. Ltd.[a,c]	196,444	—
TK Corp.[a]	35,158	527,049
TONGYANG Life Insurance Co.	46,589	523,807

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
TONGYANG Securities Inc.[a]	209,455	$622,819
ViroMed Co. Ltd.[a]	15,739	936,004
WeMade Entertainment Co. Ltd.[a]	12,231	508,444
Wonik IPS Co. Ltd.[a]	60,266	772,679
Woori Finance Holdings Co. Ltd.[a]	352,143	4,775,350
Woori Investment & Securities Co. Ltd.	141,730	1,656,394
YG Entertainment Inc.	12,931	621,076
Youlchon Chemical Co. Ltd.	34,408	463,207
Youngone Corp.	25,769	1,438,459
Youngone Holdings Co. Ltd.	7,142	574,065
Yuhan Corp.	7,596	1,296,028
Yungjin Pharmaceutical Co. Ltd.[a,b]	384,590	608,775

		829,275,909
TAIWAN — 12.84%
A-DATA Technology Co. Ltd.	250,820	581,517
Ability Enterprise Co. Ltd.	844,000	543,551
AcBel Polytech Inc.	494,000	785,858
Accton Technology Corp.	1,111,000	676,476
Acer Inc.[a]	2,927,000	2,423,621
Advanced Semiconductor Engineering Inc.	7,125,000	8,879,284
Advantech Co. Ltd.	526,000	4,936,117
Airtac International Group	136,800	1,407,337
ALI Corp.	602,000	573,995
Alpha Networks Inc.	748,000	516,760
Altek Corp.[a]	682,000	588,669
Ambassador Hotel Ltd. (The)	594,000	559,412
AmTRAN Technology Co. Ltd.	941,000	607,594
Ardentec Corp.	887,912	822,842
Asia Cement Corp.	2,149,050	2,947,794
Asia Optical Co. Inc.[a]	436,000	670,982
Asia Pacific Telecom Co. Ltd.	2,288,000	1,477,339
Asia Polymer Corp.	862,000	620,030
ASUSTeK Computer Inc.	807,000	8,450,544
AU Optronics Corp.	9,912,000	4,924,414
Bank of Kaohsiung Co. Ltd.	2,037,168	637,243
BES Engineering Corp.	2,333,000	621,290
Bizlink Holding Inc.	102,643	503,076
Brogent Technologies Inc.	34,401	448,851
Capital Securities Corp.	1,782,000	623,004
Career Technology (MFG.) Co. Ltd.	450,000	693,280

Security	Shares	Value
Catcher Technology Co. Ltd.	741,000	$7,511,517
Cathay Financial Holding Co. Ltd.	9,362,078	15,973,837
Cathay Real Estate Development Co. Ltd.	842,000	474,656
Chailease Holding Co. Ltd.	1,157,640	3,129,332
Chang Hwa Commercial Bank Ltd.	4,997,440	3,109,763
Cheng Loong Corp.	1,146,000	475,415
Cheng Shin Rubber Industry Co. Ltd.	1,786,650	4,124,349
Cheng Uei Precision Industry Co. Ltd.	598,000	1,156,367
Chia Hsin Cement Corp.	975,000	500,703
Chicony Electronics Co. Ltd.	548,410	1,798,035
Chin-Poon Industrial Co. Ltd.	526,000	932,671
China Airlines Ltd.[a]	2,044,000	683,829
China Bills Finance Corp.	1,342,000	505,094
China Development Financial Holding Corp.	14,872,000	5,025,249
China Life Insurance Co. Ltd.	3,280,044	3,045,156
China Man-Made Fibers Corp.[a]	1,786,000	565,846
China Metal Products Co. Ltd.	536,146	576,675
China Motor Co. Ltd.	398,000	380,817
China Petrochemical Development Corp.[a]	2,973,900	1,059,602
China Steel Chemical Corp.	159,000	1,000,050
China Steel Corp.	12,667,529	10,933,984
China Synthetic Rubber Corp.	560,000	577,976
Chipbond Technology Corp.	705,000	1,233,552
Chong Hong Construction Co.	189,000	514,699
Chroma ATE Inc.	526,000	1,548,586
Chung Hung Steel Corp.[a]	2,334,000	648,106
Chunghwa Telecom Co. Ltd.	4,208,000	13,078,510
Clevo Co.	478,175	903,862
CMC Magnetics Corp.[a]	3,657,000	587,263
Compal Electronics Inc.	4,856,000	4,321,427
Compeq Manufacturing Co. Ltd.	1,236,000	754,654
Continental Holdings Corp.	1,629,600	648,776
Coretronic Corp.	615,750	1,022,799
Coxon Precise Industrial Co. Ltd.	311,000	561,851
CSBC Corp. Taiwan	956,000	564,507

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
CTBC Financial Holding Co. Ltd.	15,073,935	$10,968,638
CTCI Corp.	741,000	1,326,291
Cyberlink Corp.	213,540	667,257
CyberTAN Technology Inc.	522,000	491,604
D-Link Corp.	912,000	655,994
Delta Electronics Inc.	2,097,000	14,732,775
Depo Auto Parts Industrial Co. Ltd.	126,000	514,277
Dynapack International Technology Corp.	211,000	624,024
E Ink Holdings Inc.[a]	1,052,000	640,551
E.Sun Financial Holding Co. Ltd.	7,162,526	4,708,641
Eclat Textile Co. Ltd.	203,062	1,698,382
Elan Microelectronics Corp.	526,000	902,755
Elite Material Co. Ltd.	614,000	705,605
Elite Semiconductor Memory Technology Inc.	337,000	580,636
Epistar Corp.	1,052,000	2,287,683
Eternal Materials Co. Ltd.	871,030	941,244
EVA Airways Corp.[a]	1,549,000	777,337
Evergreen Marine Corp. Ltd.[a]	1,560,000	952,477
Everlight Chemical Industrial Corp.	679,192	755,529
Everlight Electronics Co. Ltd.	526,000	1,168,478
Far Eastern Department Stores Ltd.	959,167	965,890
Far Eastern International Bank Ltd.	2,028,587	732,967
Far Eastern New Century Corp.	3,143,291	3,370,384
Far EasTone Telecommunications Co. Ltd.	2,104,000	4,483,859
Faraday Technology Corp.	513,000	612,706
Farglory Land Development Co. Ltd.	531,782	738,327
Federal Corp.	940,354	611,896
Feng Hsin Iron & Steel Co. Ltd.	559,000	804,169
Feng Tay Enterprise Co. Ltd.	547,305	1,567,364
Firich Enterprises Co. Ltd.	194,523	1,125,859
First Financial Holding Co. Ltd.	7,821,272	4,840,787
FLEXium Interconnect Inc.	265,471	752,259

Security	Shares	Value
Forhouse Corp.[a]	1,345,000	$578,219
Formosa Chemicals & Fibre Corp.	3,537,210	8,804,417
Formosa Epitaxy Inc.[a]	685,000	413,651
Formosa Petrochemical Corp.	1,578,000	3,985,848
Formosa Plastics Corp.	4,538,800	11,768,187
Formosa Taffeta Co. Ltd.	783,000	831,711
Formosan Rubber Group Inc.	659,000	738,579
Foxconn Technology Co. Ltd.	1,102,720	2,766,899
Fubon Financial Holding Co. Ltd.	7,551,000	12,327,957
G Tech Optoelectronics Corp.[a]	385,000	400,579
Gemtek Technology Corp.	622,000	586,822
Getac Technology Corp.	853,000	463,734
Giant Manufacturing Co. Ltd.	526,000	4,372,995
Gigabyte Technology Co. Ltd.	681,000	909,048
Gigasolar Materials Corp.	33,800	590,274
Gigastorage Corp.[a]	566,000	539,670
Gintech Energy Corp.[a]	551,000	526,289
Global Mixed Mode Technology Inc.	195,000	581,924
Gloria Material Technology Corp.	869,200	726,987
Goldsun Development & Construction Co. Ltd.[a]	1,424,000	504,990
Gourmet Master Co. Ltd.	75,000	607,216
Grand Pacific Petrochemical Corp.	1,264,000	640,658
Grape King Bio Ltd.	135,000	598,434
Great Wall Enterprise Co. Ltd.	747,500	760,242
Greatek Electronics Inc.	428,000	587,076
HannStar Display Corp.	3,050,640	1,071,635
HannsTouch Solution Inc.[a]	1,832,000	511,162
Hermes Microvision Inc.	46,000	1,977,551
Hey Song Corp.	432,000	480,554
Highwealth Construction Corp.	790,100	1,400,957
Hiwin Technologies Corp.	236,770	2,313,004
Ho Tung Chemical Corp.	1,758,550	661,872
Holy Stone Enterprise Co. Ltd.	498,900	749,422
Hon Hai Precision Industry Co. Ltd.	14,264,568	48,677,203
Hotai Motor Co. Ltd.	282,000	3,967,180
HTC Corp.	780,000	3,588,097
Hua Nan Financial Holdings Co. Ltd.	6,467,116	4,013,483

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Huaku Development Co. Ltd.	299,000	$720,229
Hung Sheng Construction Ltd.	773,000	544,375
Ichia Technologies Inc.	413,000	624,533
IEI Integration Corp.	284,210	557,191
Innolux Corp.	8,964,241	4,558,521
Inotera Memories Inc.[a]	2,643,000	4,323,872
Inventec Corp.	2,697,000	2,120,389
ITEQ Corp.	618,000	562,373
Kee Tai Properties Co. Ltd.	910,000	586,056
Kenda Rubber Industrial Co. Ltd.	548,744	1,167,599
Kerry TJ Logistics Co. Ltd.	438,000	594,199
King Slide Works Co. Ltd.	74,000	992,757
King Yuan Electronics Co. Ltd.	1,350,000	1,235,259
King’s Town Bank Co. Ltd.	1,009,000	1,137,596
Kingdom Construction Co.	489,000	462,162
Kinpo Electronics Inc.[a]	1,441,000	696,624
Kinsus Interconnect Technology Corp.	526,000	2,226,092
Kuoyang Construction Co. Ltd.	1,425,023	681,749
Largan Precision Co. Ltd.	118,000	9,770,663
Lealea Enterprise Co. Ltd.	1,511,173	476,247
Lien Hwa Industrial Corp.	611,000	428,245
Lite-On Technology Corp.	2,302,547	3,816,972
Long Bon International Co. Ltd.	633,000	427,781
Macronix International Co. Ltd.[a]	3,984,000	1,032,970
Makalot Industrial Co. Ltd.	183,727	906,634
Masterlink Securities Corp.	1,230,592	426,110
MediaTek Inc.	1,626,572	27,181,637
Medigen Biotechnology Corp.[a]	115,088	535,195
Mega Financial Holding Co. Ltd.	11,090,958	9,573,166
Merida Industry Co. Ltd.	243,850	1,794,784
Merry Electronics Co. Ltd.	196,070	1,128,253
Micro-Star International Co. Ltd.	873,000	1,198,931
Microbio Co. Ltd.[a]	703,141	695,131
MIN AIK Technology Co. Ltd.	166,000	910,791
Mitac Holdings Corp.	624,000	539,650
Motech Industries Inc.	526,000	712,701
Nan Kang Rubber Tire Co. Ltd.	509,000	584,940

Security	Shares	Value
Nan Ya Plastics Corp.	5,383,440	$12,697,430
Nan Ya Printed Circuit Board Corp.[a]	284,000	527,325
National Petroleum Co. Ltd.	508,000	579,542
Neo Solar Power Corp.	765,251	739,892
Novatek Microelectronics Corp. Ltd.	661,000	3,394,507
OptoTech Corp.	1,562,000	794,313
Oriental Union Chemical Corp.	653,000	613,884
Pan-International Industrial Corp.	765,366	554,363
Parade Technologies Ltd.	66,000	787,173
PChome Online Inc.	92,502	928,409
Pegatron Corp.	1,885,000	3,998,227
PharmaEngine Inc.[a]	64,000	527,793
Phison Electronics Corp.	153,000	1,108,195
Phytohealth Corp.[a]	607,000	745,284
Pixart Imaging Inc.	264,000	620,023
Pou Chen Corp.	2,354,000	2,720,955
Powertech Technology Inc.	782,000	1,483,394
President Chain Store Corp.	645,000	4,887,590
President Securities Corp.	748,000	424,168
Prince Housing & Development Corp.	1,410,995	608,951
Qisda Corp.[a]	1,983,000	1,008,401
Quanta Computer Inc.	3,156,000	8,911,407
Radiant Opto-Electronics Corp.	526,940	2,274,143
Radium Life Tech Co. Ltd.	841,036	538,828
Realtek Semiconductor Corp.	526,110	1,918,536
Rich Development Co. Ltd.	1,486,770	651,601
Richtek Technology Corp.	177,000	988,910
Ritek Corp.[a]	3,632,000	498,192
Ruentex Development Co. Ltd.	752,964	1,352,743
Ruentex Industries Ltd.	592,906	1,438,105
Sampo Corp.	1,751,000	761,546
Sanyang Industry Co. Ltd.	623,000	582,555
ScinoPharm Taiwan Ltd.	304,366	621,145
Sercomm Corp.	320,000	762,249
Shih Wei Navigation Co. Ltd.	708,675	502,632
Shihlin Electric & Engineering Corp.	417,000	573,383
Shihlin Paper Corp.[a]	160,000	241,950
Shin Kong Financial Holding Co. Ltd.	8,219,943	2,681,268

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Shin Zu Shing Co. Ltd.	230,000	$623,275
Shining Building Business Co. Ltd.[a]	624,910	453,674
Shinkong Synthetic Fibers Corp.	1,842,000	677,874
Shinkong Textile Co. Ltd.	218,000	301,213
Sigurd Microelectronics Corp.	593,000	664,609
Silicon Integrated Systems Corp.[a]	1,936,000	633,448
Siliconware Precision Industries Co. Ltd.	3,385,000	4,937,555
Silitech Technology Corp.	533,350	475,528
Simplo Technology Co. Ltd.	526,000	2,956,391
Sino-American Silicon Products Inc.[a]	605,000	981,666
Sinon Corp.	1,844,000	1,070,353
SinoPac Financial Holdings Co. Ltd.	7,523,541	3,435,752
Sinyi Realty Co.	295,687	390,747
Soft-World International Corp.	145,000	479,768
Solar Applied Materials Technology Corp.	663,000	615,522
Sonix Technology Co. Ltd.	503,000	890,206
St.Shine Optical Co. Ltd.	60,000	1,240,528
Standard Foods Corp.	573,953	1,474,702
Synnex Technology International Corp.	1,578,000	2,407,347
Ta Chen Stainless Pipe Co. Ltd.	1,273,200	932,841
Ta Chong Bank Ltd.[a]	1,871,489	607,332
Taichung Commercial Bank Co. Ltd.	1,604,975	561,114
Taiflex Scientific Co. Ltd.	526,000	948,509
Taigen Biopharmaceuticals Holdings Ltd.[a]	298,000	400,783
Tainan Spinning Co. Ltd.	1,157,995	716,713
Taishin Financial Holdings Co. Ltd.	8,931,316	4,541,778
Taiwan Acceptance Corp.	158,000	425,520
Taiwan Business Bank Ltd.[a]	4,207,404	1,317,519
Taiwan Cement Corp.	3,720,000	5,911,577
Taiwan Cogeneration Corp.	733,000	549,312
Taiwan Cooperative Financial Holding Co. Ltd.	6,241,872	3,487,371
Taiwan Fertilizer Co. Ltd.	1,052,000	1,995,564

Security	Shares	Value
Taiwan Glass Industry Corp.	1,055,000	$910,624
Taiwan Hon Chuan Enterprise Co. Ltd.	526,000	1,045,295
Taiwan Land Development Corp.[a]	2,372,538	932,648
Taiwan Life Insurance Co. Ltd.[a]	691,674	490,574
Taiwan Liposome Co. Ltd.[a]	57,000	440,508
Taiwan Mobile Co. Ltd.	2,104,000	6,708,192
Taiwan PCB Techvest Co. Ltd.	428,042	698,832
Taiwan Prosperity Chemical Corp.[a]	541,000	492,304
Taiwan Sakura Corp.	1,221,000	890,510
Taiwan Secom Co. Ltd.	291,185	827,072
Taiwan Semiconductor Manufacturing Co. Ltd.	28,404,000	117,833,291
Taiwan Surface Mounting Technology Co. Ltd.	366,392	581,633
Taiwan TEA Corp.	948,000	605,771
Taiwan-Sogo Shinkong Security Corp.	551,770	766,078
Tatung Co. Ltd.[a]	2,228,000	721,535
Teco Electric and Machinery Co. Ltd.	2,238,000	2,815,236
Test Research Inc.	343,400	605,449
Test-Rite International Co. Ltd.	746,000	490,420
Ton Yi Industrial Corp.	927,000	710,202
Tong Hsing Electronic Industries Ltd.	174,000	838,260
Tong Yang Industry Co. Ltd.	526,400	669,216
Topco Scientific Co. Ltd.	536,351	1,046,127
TPK Holding Co. Ltd.	290,000	1,969,522
Transcend Information Inc.	189,000	635,469
Tripod Technology Corp.	526,000	1,068,172
Tsann Kuen Enterprise Co. Ltd.	367,000	459,203
TSRC Corp.	701,900	982,737
TTY Biopharm Co. Ltd.	315,124	722,169
Tung Ho Steel Enterprise Corp.	767,000	644,074
TWi Pharmaceuticals Inc.[a]	52,000	440,140
TXC Corp.	470,000	687,928
U-Ming Marine Transport Corp.	526,000	865,800

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Uni-President Enterprises Co.	5,237,971	$9,585,554
Unimicron Technology Corp.	1,465,000	1,237,559
Union Bank of Taiwan[a]	1,530,511	550,442
Unitech Printed Circuit Board Corp.[a]	1,781,000	768,636
United Microelectronics Corp.	13,526,000	6,176,876
Unity Opto Technology Co. Ltd.[a]	442,000	514,598
UPC Technology Corp.	1,241,146	489,972
USI Corp.	1,117,000	603,521
Vanguard International Semiconductor Corp.	951,000	1,391,956
Visual Photonics Epitaxy Co. Ltd.	578,000	600,422
Wah Lee Industrial Corp.	526,000	1,008,340
Walsin Lihwa Corp.[a]	3,757,000	1,344,906
Wan Hai Lines Ltd.	685,000	450,319
Waterland Financial Holdings Co. Ltd.	1,505,293	459,789
Wei Chuan Foods Corp.	526,000	774,293
Win Semiconductors Corp.	656,000	669,377
Winbond Electronics Corp.[a]	3,248,000	1,102,932
Wintek Corp.[a]	2,475,000	840,443
Wistron Corp.	2,590,299	3,033,086
Wistron NeWeb Corp.	296,591	773,962
Wowprime Corp.	69,260	842,275
WPG Holdings Co. Ltd.	1,496,000	1,949,422
WT Microelectronics Co. Ltd.	526,050	828,924
Yageo Corp.	2,415,500	2,020,291
Yang Ming Marine Transport Corp.[a]	1,487,000	669,114
Yem Chio Co. Ltd.	1,341,467	792,121
YFY Inc.	1,128,000	515,120
Yieh Phui Enterprise Co. Ltd.	1,547,340	504,728
Youngtek Electronics Corp.	302,853	706,206
Yuanta Financial Holding Co. Ltd.	9,304,425	5,011,667
Yulon Motor Co. Ltd.	1,052,000	1,689,366
YungShin Global Holding Corp.	526,000	1,006,581
Yungtay Engineering Co. Ltd.	526,000	1,303,980
Zhen Ding Technology Holding Ltd.	345,950	1,143,502
Zinwell Corp.	571,000	532,975

		727,757,292

Security	Shares	Value
THAILAND — 2.50%
Advanced Information Service PCL NVDR	1,222,200	$7,997,489
Airports of Thailand PCL NVDR	516,500	3,832,514
Amata Corp. PCL NVDR	1,194,800	624,708
AP (Thailand) PCL NVDR	3,038,300	761,002
Bangchak Petroleum PCL NVDR	556,300	596,533
Bangkok Bank PCL Foreign	606,800	3,894,615
Bangkok Bank PCL NVDR	646,400	4,148,779
Bangkok Chain Hospital PCL NVDR	2,603,850	811,155
Bangkok Dusit Medical Services PCL NVDR	4,065,000	2,481,763
Bangkok Expressway PCL NVDR	663,300	809,915
Bangkok Land PCL NVDR	14,253,200	981,748
Banpu PCL NVDR	1,255,500	1,267,685
BEC World PCL NVDR	1,242,300	1,847,503
BTS Group Holdings PCL NVDR	6,724,000	2,031,515
Bumrungrad Hospital PCL NVDR	481,100	2,033,453
Central Pattana PCL NVDR	1,663,100	2,512,354
Central Plaza Hotel PCL NVDR	766,400	947,802
Charoen Pokphand Foods PCL NVDR	3,206,400	2,961,453
CP All PCL NVDR	5,135,500	7,637,328
Delta Electronics (Thailand) PCL NVDR	629,100	1,280,260
Dynasty Ceramic PCL NVDR	303,500	553,503
Energy Absolute PCL NVDR	1,712,800	1,324,551
Esso (Thailand) PCL NVDR[a]	2,538,000	468,823
Glow Energy PCL NVDR	656,600	1,798,763
Hana Microelectronics PCL NVDR	784,900	952,250
Hemaraj Land and Development PCL NVDR	7,020,800	945,192
Home Product Center PCL NVDR[b]	4,123,984	1,355,724
Indorama Ventures PCL NVDR	1,551,000	1,311,115
IRPC PCL NVDR	12,671,100	1,317,096

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Jasmine International PCL NVDR[b]	4,792,100	$960,220
Kasikornbank PCL Foreign	1,350,600	9,556,531
Kasikornbank PCL NVDR	744,200	5,242,486
Khon Kaen Sugar Industry PCL NVDR	1,304,100	563,450
Kiatnakin Bank PCL NVDR[b]	620,400	815,805
Krung Thai Bank PCL NVDR	4,394,500	3,233,273
LPN Development PCL NVDR[b]	1,016,300	690,473
Major Cineplex Group PCL NVDR	1,045,300	710,176
Minor International PCL NVDR	1,995,400	2,202,187
Polyplex PCL NVDR[a]	1,041,400	394,519
Pruksa Real Estate PCL NVDR[b]	951,200	1,027,439
PTT Exploration & Production PCL NVDR	1,589,301	8,185,348
PTT Global Chemical PCL NVDR	1,913,500	3,714,371
PTT PCL NVDR	983,600	9,885,272
Quality Houses PCL NVDR	5,966,600	829,421
Siam Cement (The) PCL Foreign	364,800	5,025,423
Siam Cement (The) PCL NVDR	108,800	1,498,810
Siam Commercial Bank PCL NVDR	1,834,300	10,739,327
Siam Global House PCL NVDR	1,588,258	735,949
Sino-Thai Engineering & Construction PCL NVDR	1,051,428	839,431
Sri Trang Agro-Industry PCL NVDR[b]	1,067,500	471,251
Supalai PCL NVDR	980,800	798,397
Thai Airways International PCL NVDR[a,b]	1,048,900	499,163
Thai Oil PCL NVDR	946,800	1,534,029
Thai Tap Water Supply PCL NVDR	2,142,400	838,447
Thai Vegetable Oil PCL NVDR	856,000	603,006
Thaicom PCL NVDR	672,900	832,171
Thanachart Capital PCL NVDR	914,100	1,001,675

Security	Shares	Value
Thoresen Thai Agencies PCL NVDR[a]	953,702	$698,705
Ticon Industrial Connection PCL NVDR[b]	1,060,760	584,514
TISCO Financial Group PCL NVDR[b]	639,750	881,309
TMB Bank PCL NVDR	16,965,200	1,614,722
TPI Polene PCL NVDR	1,098,800	560,753
True Corp. PCL NVDR[a]	9,526,618	3,430,060
VGI Global Media PCL NVDR[b]	2,102,700	875,576

		141,560,280
TURKEY — 1.63%
Akbank TAS	2,135,127	8,152,852
Akfen Holding ASb	199,222	465,293
Akmerkez Gayrimenkul Yatirim Ortakligi AS	39,681	299,729
Aksa Akrilik Kimya Sanayii AS	115,628	380,970
Albaraka Turk Katilim Bankasi AS	621,938	498,599
Anadolu Efes Biracilik ve Malt Sanayii ASa	245,333	3,262,845
Arcelik AS	281,259	1,687,854
Asya Katilim Bankasi ASa	682,196	392,003
BIM Birlesik Magazalar AS	249,352	5,869,961
Bizim Toptan Satis Magazalari ASb	59,724	514,779
Cimsa Cimento Sanayi ve TAS	84,989	604,547
Coca-Cola Icecek AS	91,525	2,163,060
Dogan Sirketler Grubu Holding ASa	1,354,031	489,420
Dogan Yayin Holding ASa,b	2,417,985	425,790
Dogus Otomotiv Servis ve TAS	81,744	331,832
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,255,417	2,842,853
Enka Insaat ve Sanayi AS	580,935	1,456,409
Eregli Demir ve Celik Fabrikalari TAS[b]	1,690,438	3,290,085
Ford Otomotiv Sanayi ASa	89,118	1,176,980
Haci Omer Sabanci Holding AS	1,096,374	5,080,627
Is Gayrimenkul Yatirim Ortakligi AS	890,891	565,593

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da	1,159,413	$1,219,615
KOC Holding ASb	758,262	3,882,757
Koza Altin Isletmeleri AS	62,341	671,669
Sekerbank TAS[a,b]	567,131	517,736
TAV Havalimanlari Holding AS	198,479	1,650,964
Tofas Turk Otomobil Fabrikasi AS	156,612	965,240
Trakya Cam Sanayii AS	486,520	597,455
Turk Hava Yollari AOa	660,491	2,096,602
Turk Telekomunikasyon AS	642,178	1,862,895
Turkcell Iletisim Hizmetleri ASa	1,030,397	6,040,234
Turkiye Garanti Bankasi AS	2,709,268	10,633,935
Turkiye Halk Bankasi AS	743,505	5,460,995
Turkiye Is Bankasi AS Class C	1,906,529	4,929,879
Turkiye Petrol Rafinerileri AS	148,662	3,499,631
Turkiye Sinai Kalkinma Bankasi ASb	985,366	867,581
Turkiye Sise ve Cam Fabrikalari AS	850,311	1,150,586
Turkiye Vakiflar Bankasi TAO Class D	949,083	2,190,242
Ulker Biskuvi Sanayi AS	189,922	1,408,166
Yapi ve Kredi Bankasi ASb	1,092,807	2,435,831
Yazicilar Holding AS	47,192	426,444

		92,460,538
UNITED ARAB EMIRATES — 0.55%
Abu Dhabi Commercial Bank PJSC	1,324,305	2,887,977
Agthia Group PJSC	243,062	370,577
Air Arabia PJSC	2,574,137	967,128
Ajman Bank PJSC[a]	664,437	479,372
Al Waha Capital PJSC	1,132,325	915,589
Aldar Properties PJSC	3,638,123	3,952,059
Arabtec Holding Co.[a]	1,309,511	1,679,203
Dana Gas PJSC[a]	3,863,854	736,363
DP World Ltd.	187,420	3,519,748
Dubai Financial Market PJSC	2,313,721	2,141,722
Dubai Islamic Bank PJSC	620,954	1,320,333
Emaar Properties PJSC	2,067,491	5,769,533
Eshraq Properties Co. PJSC[a]	1,102,023	408,040
First Gulf Bank PJSC	488,676	2,428,047

Security	Shares	Value
Gulf General Investment Co.[a]	1,004,954	$331,058
National Bank of Abu Dhabi PJSC	711,214	2,710,825
RAK Properties PJSC	1,311,842	375,011

		30,992,585

TOTAL COMMON STOCKS
(Cost: $4,920,185,188)		5,316,263,139

PREFERRED STOCKS — 5.66%

BRAZIL — 4.44%
AES Tiete SA	118,500	1,065,549
Banco ABC Brasil SA	107,384	719,877
Banco Bradesco SA	2,402,570	43,851,963
Banco Daycoval SA	102,200	413,815
Banco do Estado do Rio Grande do Sul SA Class B	214,900	1,483,857
Banco Industrial e Comercial SA	110,200	374,302
Banco Pan SA	216,800	340,090
Banco Pine SA	125,333	457,630
Bradespar SA	258,000	2,357,981
Braskem SA Class A	177,000	1,206,342
Centrais Eletricas Brasileiras SA Class B	224,000	1,236,352
Companhia Brasileira de Distribuicao	157,800	8,034,044
Companhia de Ferro Ligas da Bahia – Ferbasa	79,500	364,182
Companhia Energetica de Minas Gerais	872,020	7,467,052
Companhia Energetica de Sao Paulo Class B	219,400	3,107,321
Companhia Energetica do Ceara Class A	23,300	380,081
Companhia Paranaense de Energia Class B	121,000	2,144,694
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	124,800	574,485
Eucatex SA Industria e Comercio	85,900	172,756
Gerdau SA	983,500	5,696,480
GOL Linhas Aereas Inteligentes SA	114,400	709,136
Itau Unibanco Holding SA	3,172,948	57,232,322

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Security	Shares	Value
Itausa – Investimentos Itau SA	3,658,798	$17,823,467
Lojas Americanas SA	563,975	3,992,476
Marcopolo SA	577,700	1,123,101
Metalurgica Gerdau SA	321,700	2,280,245
Petroleo Brasileiro SA	4,840,900	50,517,314
Randon SA Implementos e Participacoes	266,750	865,502
Saraiva Livreiros Editores SA	54,600	416,537
Suzano Papel e Celulose SA Class A	376,500	1,499,236
Telefonica Brasil SA	330,700	7,072,018
Usinas Siderurgicas de Minas Gerais SA Class A	448,100	1,618,131
Vale SA Class A	2,140,500	24,843,595

		251,441,933
CHILE — 0.07%
Embotelladora Andina SA Class B	351,990	1,153,818
Sociedad Quimica y Minera de Chile SA Series B	112,725	3,085,928

		4,239,746
COLOMBIA — 0.28%
Avianca Holdings SA	431,269	876,723
Banco Davivienda SA	126,607	2,105,222
Bancolombia SA	488,265	7,737,109
Grupo Argos SA	142,858	1,742,489
Grupo Aval Acciones y Valores SA	1,406,422	1,052,003
Grupo de Inversiones Suramericana SA	105,403	2,395,460

		15,909,006
RUSSIA — 0.21%
AK Transneft OAO	2,054	4,518,698
Sberbank of Russia	1,072,800	1,599,724
Surgutneftegas OJSC	8,049,600	5,924,174

		12,042,596
SOUTH AFRICA — 0.02%
Allied Electronics Corp. Ltd.	375,459	902,339

		902,339
SOUTH KOREA — 0.64%
Hyundai Motor Co. Ltd.	27,405	4,054,194
Hyundai Motor Co. Ltd. Series 2	43,267	6,699,461

Security	Shares	Value
LG Chem Ltd.	8,786	$1,529,394
Samsung Electronics Co. Ltd.	23,799	23,941,003

		36,224,052

TOTAL PREFERRED STOCKS
(Cost: $283,100,969)		320,759,672

RIGHTS — 0.00%

BRAZIL — 0.00%
Banco Pan SAa	19,991	89

		89
SOUTH KOREA — 0.00%
JB Financial Group Co. Ltd.[a]	20,266	22,586

		22,586
TOTAL RIGHTS
(Cost: $0)		22,675

WARRANTS — 0.00%

THAILAND — 0.00%
Indorama Ventures PCL NVDR (Expires 8/24/17)[a]	144,050	—
Indorama Ventures PCL NVDR (Expires 8/24/18)[a]	110,807	—
Thoresen Thai Agencies PCL NVDR (Expires 2/28/17)[a]	1	—

		—

TOTAL WARRANTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 4.60%

MONEY MARKET FUNDS — 4.60%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	114,015,877	114,015,877
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,f,g]	7,177,612	7,177,612
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	139,668,164	139,668,164

		260,861,653

TOTAL SHORT-TERM INVESTMENTS
(Cost: $260,861,653)		260,861,653

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

Value
TOTAL INVESTMENTS IN SECURITIES — 104.03%
(Cost: $5,464,147,810)	$5,897,907,139
Other Assets, Less Liabilities — (4.03)%	(228,740,213)

NET ASSETS — 100.00%	$5,669,166,926

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

NVS — Non-Voting Shares

SP ADR — Sponsored American Depositary Receipts

SP GDR — Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of August 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
484	MSCI Emerging Markets E-Mini (Sept. 2014)	NYSE Liffe	$26,276,360	$370,530

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Statement of Assets and Liabilities

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2014

ASSETS
Investments, at cost:
Unaffiliated	$5,203,286,157
Affiliated (Note 2)	260,861,653

Total cost of investments	$5,464,147,810

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,637,045,486
Affiliated (Note 2)	260,861,653

Total fair value of investments	5,897,907,139
Foreign currency, at value[b]	181,211,425
Cash	9,348,492
Cash pledged to broker	779,946
Receivables:
Investment securities sold	9,286,863
Dividends and interest	8,890,194
Futures variation margin	370,530

Total Assets	6,107,794,589

LIABILITIES
Payables:
Investment securities purchased	316,151,008
Collateral for securities on loan (Note 1)	121,193,489
Foreign taxes (Note 1)	482,762
Investment advisory fees (Note 2)	800,404

Total Liabilities	438,627,663

NET ASSETS	$5,669,166,926

Net assets consist of:
Paid-in capital	$5,259,501,818
Undistributed net investment income	35,140,187
Accumulated net realized loss	(59,406,948)
Net unrealized appreciation	433,931,869

NET ASSETS	$5,669,166,926

Shares outstanding[c]	105,200,000

Net asset value per share	$53.89

[a]	Securities on loan with a value of $112,869,006. See Note 1.
[b]	Cost of foreign currency: $181,215,803.
[c]	$0.001 par value, number of shares authorized: 250 million.

See notes to consolidated financial statements.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

iSHARES® CORE MSCI EMERGING MARKETS ETF

Year ended August 31, 2014

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$100,925,143
Interest — affiliated (Note 2)	1,242
Securities lending income — affiliated (Note 2)	1,821,173

102,747,558
Less: Other foreign taxes (Note 1)	(613,675)

Total investment income	102,133,883

EXPENSES
Investment advisory fees (Note 2)	6,606,028
Mauritius income taxes (Note 1)	77,381
Commitment fees (Note 8)	5,084
Interest expense (Note 8)	3,174

Total expenses	6,691,667
Less investment advisory fees waived (Note 2)	(501,946)

Net expenses	6,189,721

Net investment income	95,944,162

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(52,467,963)
Futures contracts	2,597,960
Foreign currency transactions	(911,089)

Net realized loss	(50,781,092)

Net change in unrealized appreciation/depreciation on:
Investments	584,310,060
Futures contracts	600,924
Translation of assets and liabilities in foreign currencies	(125,633)

Net change in unrealized appreciation/depreciation	584,785,351

Net realized and unrealized gain	534,004,259

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$629,948,421

[a]	Net of foreign withholding tax of $12,345,922.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	39

Consolidated Statements of Changes in Net Assets

iSHARES® CORE MSCI EMERGING MARKETS ETF

	Year ended August 31, 2014	Period from October 18, 2012[a] to August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$95,944,162	$24,214,512
Net realized loss	(50,781,092)	(9,822,479)
Net change in unrealized appreciation/depreciation	584,785,351	(150,853,482)

Net increase (decrease) in net assets resulting from operations	629,948,421	(136,461,449)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(69,107,942)	(14,713,922)

Total distributions to shareholders	(69,107,942)	(14,713,922)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,243,361,038	2,016,140,780

Net increase in net assets from capital share transactions	3,243,361,038	2,016,140,780

INCREASE IN NET ASSETS	3,804,201,517	1,864,965,409

NET ASSETS
Beginning of period	1,864,965,409	—

End of period	$5,669,166,926	$1,864,965,409

Undistributed net investment income included in net assets at end of period	$35,140,187	$9,146,582

SHARES ISSUED
Shares sold	64,400,000	40,800,000

Net increase in shares outstanding	64,400,000	40,800,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES® CORE MSCI EMERGING MARKETS ETF

(For a share outstanding throughout each period)

	Year ended Aug. 31, 2014	Period from Oct. 18, 2012[a] to Aug. 31, 2013
Net asset value, beginning of period	$45.71	$49.06

Income from investment operations:
Net investment income[b]	1.31	1.33
Net realized and unrealized gain (loss)[c]	7.78	(4.14)

Total from investment operations	9.09	(2.81)

Less distributions from:
Net investment income	(0.91)	(0.54)

Total distributions	(0.91)	(0.54)

Net asset value, end of period	$53.89	$45.71

Total return	20.05%	(5.75)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,669,167	$1,864,965
Ratio of expenses to average net assets[e]	0.17%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.18%	0.18%
Ratio of net investment income to average net assets[e]	2.61%	3.17%
Portfolio turnover rate[f]	8%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2014 and the period ended August 31, 2013 were 8% and 15%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	41

Notes to Consolidated Financial Statements

iSHARES® CORE MSCI EMERGING MARKETS ETF

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Core MSCI Emerging Markets	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

The Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of August 31, 2014. The breakdown of the Fund’s investments into major categories is disclosed in its consolidated schedule of investments.

	Investments
Investment Type	Level 1		Level 2		Level 3	Total
Assets:
Common Stocks	$5,307,279,075		$8,608,974		$375,090	$5,316,263,139
Preferred Stocks	320,759,672		—		—	320,759,672
Rights	—		22,675		—	22,675
Warrants	0	[a]	0	[a]	—	0	[a]
Money Market Funds	260,861,653		—		—	260,861,653
Futures Contracts[b]	370,530		—		—	370,530

	$5,889,270,930		$8,631,649		$375,090	$5,898,277,669

[a]	Rounds to less than $1.
[b]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2014, if any, are disclosed in the Fund’s consolidated statement of assets and liabilities.

The Fund conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the consolidated statement of operations. Further, the Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiary’s ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Fund may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Fund, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of August 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedule of investments. The value of any securities on loan as of August 31, 2014 and the value of the related collateral are disclosed in the consolidated statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the consolidated statement of operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements which are subject to offset under an MSLA as of August 31, 2014:

Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
$112,869,006	$112,869,006	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.18% based on the average daily net assets of the Fund.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

For the year ended August 31, 2014, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $501,946.

BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2014 in an amount equal to the Fund’s pro rata share of the fees and expenses attributable to the Fund’s investments in other iShares funds. The Fund did not hold any iShares funds during the year ended August 31, 2014.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, the Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the Fund retains 75% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013) and pursuant to a securities lending agreement, (i) the Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2014, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $698,115. Prior to January 1, 2014, the Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trades for the year ended August 31, 2014, if any, were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

The Fund in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2014, were $3,039,067,756 and $302,820,587, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2014, were $514,966,670 and $  —, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

5.	FINANCIAL FUTURES CONTRACTS

The Fund may purchase or sell financial futures contracts in an effort to help the Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Fund as of August 31, 2014 and the related locations in the consolidated statement of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[a]	$370,530

[a]	Represents cumulative appreciation of futures contracts as reported in the consolidated schedule of investments.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Fund during the year ended August 31, 2014 and the related locations in the consolidated statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$2,597,960	$600,924

For the year ended August 31, 2014, the average quarter-end number of contracts and notional value of open futures contracts for the Fund were 300 and $15,190,261, respectively.

6.	MARKET AND CREDIT RISK

In the normal course of business, the Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s consolidated schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its consolidated schedule of investments.

The Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the consolidated statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2014, attributable to passive foreign investment companies and foreign currency transactions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$—	$(842,615)	$842,615

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

	2014	2013
Ordinary income	$69,107,942	$14,713,922

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
$44,472,499	$(6,567,880)	$390,530,151	$(18,769,662)	$409,665,108

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2014, the Fund had non-expiring capital loss carryforwards in the amount of $6,567,880 available to offset future realized capital gains.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2014, the cost of investments for federal income tax purposes was $5,507,178,998. Net unrealized appreciation was $390,728,141, of which $615,721,781 represented gross unrealized appreciation on securities and $224,993,640 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

8.	LINE OF CREDIT

The Fund along with certain other iShares funds, is a party to a $150 million credit agreement with State Street Bank and Trust Company, which expires October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended August 31, 2014, the Fund’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $7,500,000, $269,863 and 1.16%, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	51

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares Core MSCI Emerging Markets ETF and its subsidiary (the “Fund”) at August 31, 2014, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

Tax Information (Unaudited)

iSHARES® CORE MSCI EMERGING MARKETS ETF

For the fiscal period ended August 31, 2014, the Fund earned foreign source income of $113,199,006 and paid foreign taxes of $12,943,122 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $64,386,981 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal period ended August 31, 2014.

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® CORE MSCI EMERGING MARKETS ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of a lower fee. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® CORE MSCI EMERGING MARKETS ETF

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.905541	$—	$—	$0.905541	100%	—%	—%	100%

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund included in this report. The information shown for the Fund is for each full calendar quarter completed after the inception date of the Fund through the date of the most recent calendar quarter-end.

SUPPLEMENTAL INFORMATION	59

Supplemental Information (Unaudited) (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core MSCI Emerging Markets ETF

Period Covered: January 1, 2013 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.27%
Greater than 1.5% and Less than 2.0%	7	1.86
Greater than 1.0% and Less than 1.5%	17	4.52
Greater than 0.5% and Less than 1.0%	88	23.40
Between 0.5% and –0.5%	213	56.65
Less than –0.5% and Greater than –1.0%	34	9.04
Less than –1.0% and Greater than –1.5%	11	2.93
Less than –1.5% and Greater than –2.0%	3	0.80
Less than –2.0% and Greater than –2.5%	2	0.53

	376	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares Core MSCI Emerging Markets ETF (the “Fund”) for marketing to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2013 is USD 942,348. This figure is comprised of fixed remuneration of USD 370,527 and variable remuneration of USD 571,821. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares Core MSCI Emerging Markets ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 151,395.

SUPPLEMENTAL INFORMATION	61

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 312 funds (as of August 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (57)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

DIRECTOR AND OFFICER INFORMATION	63

Director and Officer Information (Continued)

iSHARES®, INC.

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	65

Notes:

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily and monthly basis on the Fund’s website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-813-0814

AUGUST 31, 2014

2014 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI EMU ETF | EZU | NYSE Arca
➢	iShares MSCI Germany ETF | EWG | NYSE Arca
➢	iShares MSCI Japan ETF | EWJ | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

INTERNATIONAL MARKET OVERVIEW

International equities rose during the 12-month period ended August 31, 2014 (the “reporting period”), as modest economic growth and solid corporate profits offset concerns about global growth, the banking system and geopolitical events. Monetary policy continued to be a driving force for international equities, as several countries took steps to stimulate economic growth (as measured by gross domestic product, or “GDP”). The European Central Bank (“ECB”) cut interest rates several times, the Bank of Japan continued its bond purchasing efforts, and the U.S. Federal Reserve Bank (the “Fed”) reduced its unprecedented stimulus program.

Accommodative monetary policy and improving global growth led to a sustained rally in international equities from September to December 2013. However, events in early 2014 dampened the rally, as slow economic growth in the U.S. and China and the conflict in Ukraine raised concerns for international investors. In the final months of the reporting period, stagnant European growth, a Portuguese bank default and military escalation in Ukraine dampened international markets’ performance, particularly in Europe. Despite these challenges, most international markets finished with a solid return for the reporting period.

North American markets delivered strong gains during the reporting period. The U.S. economy strengthened in the latter half of the reporting period, as the combination of accommodative monetary policy, low inflation, steady job growth and rising corporate profits drove economic growth. Canada and Mexico also generated steady economic growth and rising stock prices during the reporting period.

Asian markets advanced during the reporting period, as investors generally embraced the region’s progress toward economic and political reform. Slow global growth presented new challenges for China and India after rapid economic growth in past decades. China, India and Japan, the three largest economies in the region, pursued dramatic changes to improve their competitive edge in the changing global economy.

China, Asia’s largest economy, continued to transition from an economy based on investment and manufacturing toward one based on consumption and services, which led to slowing economic growth. India underwent substantial political and economic change during the reporting period. The Bank of India made significant progress on curbing inflation, while the Indian government pursued growth-oriented political reform. By contrast, Japan attempted to reignite economic growth with monetary stimulus and political reform after twenty years of economic stagnation.

European equities posted solid gains while trailing developed markets in Asia and North America. Europe took steps toward an economic recovery during the reporting period after enduring a financial crisis and an economic recession. Europe’s uneven path to recovery included an improving credit environment and lower interest rates, as well as declining inflation and stagnant demand. France and Germany were mired in sluggish economic growth, while the United Kingdom expanded at a moderate pace during the reporting period. Spain and Italy experienced dramatically improving credit markets and lower interest rates, helping to revive investors’ interest in Spanish and Italian financial markets. European equity markets declined during the final months of the reporting period, as fear of economic stagnation and declining prices spurred the ECB to consider additional monetary support.

At the highest level, economic crosscurrents rippled across markets, while the ebb and flow of geopolitical risks drove market performance during the reporting period. International markets advanced through the uncertainty, as investors welcomed moderate global growth, low inflation and improving credit conditions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EMU ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.02%	17.51%	18.21%	18.02%	17.51%	18.21%
5 Years	5.44%	5.34%	5.51%	30.31%	29.70%	30.73%
10 Years	6.22%	6.11%	6.36%	82.92%	80.90%	85.25%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$966.10	$2.38	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMU ETF

The iShares MSCI EMU ETF (the “Fund”) seeks to track the investment results of an index composed of equities from countries within the European Monetary Union, as represented by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 18.02%, net of fees, while the total return for the Index was 18.21%.

European equities as a group achieved some of the strongest results among global equity markets for the reporting period, despite a slow pace of economic recovery.

After achieving modest levels of growth in the third and fourth quarters of 2013 and the first quarter of 2014, economic growth in the eurozone stagnated in the second quarter of 2014.

France represented 33% of the Index on average during the reporting period. French equities as a group achieved positive returns and contributed significantly to Index results, despite the fragile state of the country’s economic recovery. France’s economy demonstrated uneven growth early in the reporting period before stagnating in the first and second quarters of 2014 amid weak consumer spending and business investment.

Germany comprised an average of 30% of the Index and was the second largest contributor to Index results. Germany experienced uneven economic expansion throughout the reporting period, growing 0.7% in the first quarter of 2014 over the previous quarter, its fastest growth rate in three years, but contracted 0.2% in the second quarter of 2014.

Although it accounted for only 11% of the Index on average, Spain’s equity market’s strong absolute returns resulted in a substantial contribution to overall Index gains for the reporting period. Spain’s economy gained strength throughout the reporting period, growing by 0.6% in the second quarter of 2014, its fastest rate in more than six years. The Italian equity market, which represented 8% of the Index on average, also generated healthy absolute returns.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Financials	23.50%
Industrials	13.12
Consumer Discretionary	12.66
Consumer Staples	10.15
Health Care	8.36
Materials	8.06
Energy	6.86
Utilities	6.37
Telecommunication Services	5.55
Information Technology	5.37

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Total SA (France)	3.49%
Sanofi (France)	3.22
Banco Santander SA (Spain)	2.96
Bayer AG Registered (Germany)	2.74
Siemens AG Registered (Germany)	2.46
BASF SE (Germany)	2.34
Anheuser-Busch InBev NV (Belgium)	2.21
Daimler AG Registered (Germany)	1.95
Allianz SE Registered (Germany)	1.92
SAP SE (Germany)	1.77

TOTAL	25.06%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.41%	14.94%	15.63%	15.41%	14.94%	15.63%
5 Years	9.10%	9.00%	9.18%	54.58%	53.88%	55.17%
10 Years	9.30%	9.23%	9.46%	143.41%	141.80%	146.83%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$926.50	$2.33	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY ETF

The iShares MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of German equities, as represented by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 15.41%, net of fees, while the total return for the Index was 15.63%.

German equities, as represented by the Index, achieved positive results for the reporting period but underperformed broad international indices.

Germany experienced uneven economic expansion throughout the reporting period, as the eurozone struggled with economic recovery and a conflict in Ukraine posed a potential threat to German trade. Economic growth as represented by GDP grew 0.7% in the first quarter of 2014 over the previous quarter, its fastest growth rate in three years and the strongest growth rate among eurozone countries, but contracted 0.2% in the second quarter of 2014. Industrial output levels were uneven throughout the reporting period. Factory orders shrank markedly in June 2014 as tensions surrounding the geopolitical crisis in Ukraine mounted, but rebounded in July 2014.

Within the Index, every sector achieved positive results during the reporting period. The consumer discretionary sector, the largest sector weighting in the Index on average, was also the largest contributor to Index results. The industrials and materials sectors also contributed meaningfully, despite the volatility created by the crisis in Ukraine. The health care and financials sectors were also notable contributors. Consumer staples and telecommunication services stocks contributed only modestly to Index returns.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Consumer Discretionary	20.80%
Financials	16.94
Materials	14.29
Industrials	13.88
Health Care	13.85
Information Technology	7.62
Utilities	4.71
Telecommunication Services	4.14
Consumer Staples	3.77

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Bayer AG Registered	9.41%
Siemens AG Registered	8.43
BASF SE	8.02
Daimler AG Registered	6.69
Allianz SE Registered	6.61
SAP SE	6.08
Deutsche Bank AG Registered	4.01
Deutsche Telekom AG Registered	3.95
Bayerische Motoren Werke AG	3.27
Linde AG	3.12

TOTAL	59.59%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN ETF

Performance as of August 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.39%	10.11%	9.80%	9.39%	10.11%	9.80%
5 Years	4.64%	4.66%	5.19%	25.44%	25.57%	28.79%
10 Years	3.10%	3.00%	3.64%	35.75%	34.40%	42.96%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,034.00	$2.46	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN ETF

The iShares MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities, as represented by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2014, the total return for the Fund was 9.39%, net of fees, while the total return for the Index was 9.80%.

Japanese equities, as represented by the Index, achieved positive results for the reporting period, but lagged the performance of broad international equity indices in an environment of considerable market volatility.

Japanese stocks delivered gains early in the reporting period, helped by government initiatives aimed at revitalizing the country’s stagnant economy. During the remainder of the reporting period, conflicting economic data revealed uneven economic growth levels, and an increase in the consumption tax rate curbed consumer spending. Although these events created an uneven market environment that persisted throughout the reporting period, equities finished the reporting period with solid gains overall.

Within the Index, the industrials sector was the largest contributing sector to performance. Industrials stocks as a group achieved gains early in the reporting period as economic conditions strengthened, but lagged in the final months of the reporting period, as the higher consumption tax placed a crimp on consumer demand. The information technology sector was also a meaningful contributor to Index results. Consumer discretionary and consumer staples stocks collectively contributed. Consumer spending spiked to a record high in the first quarter of 2014 in anticipation of the consumption tax increase in April 2014, and then dropped sharply in the second quarter of 2014. The utilities sector detracted modestly from Index results.

PORTFOLIO ALLOCATION

As of 8/31/14

Sector	Percentage of Total Investments*

Consumer Discretionary	20.60%
Industrials	20.28
Financials	19.45
Information Technology	11.13
Consumer Staples	6.86
Health Care	6.58
Materials	5.87
Telecommunication Services	5.66
Utilities	2.35
Energy	1.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/14

Security	Percentage of Total Investments*

Toyota Motor Corp.	5.72%
Mitsubishi UFJ Financial Group Inc.	2.68
SoftBank Corp.	2.51
Honda Motor Co. Ltd.	2.01
Sumitomo Mitsui Financial Group Inc.	1.88
Mizuho Financial Group Inc.	1.60
Japan Tobacco Inc.	1.41
Hitachi Ltd.	1.39
Canon Inc.	1.39
Takeda Pharmaceutical Co. Ltd.	1.29

TOTAL	21.88%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2014 and held through August 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMU ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 97.93%

AUSTRIA — 0.75%
Andritz AG	156,744	$8,407,183
Erste Group Bank AG	600,852	15,456,870
IMMOEAST AG Escrow[a,b]	105,078	2
IMMOFINANZ AGa	2,070,327	6,503,979
IMMOFINANZ AG Escrow[a,b]	68,575	1
OMV AG	315,636	12,223,221
Raiffeisen International Bank Holding AG	252,532	6,486,387
Telekom Austria AG	238,008	2,232,150
Vienna Insurance Group AG	82,175	3,992,467
Voestalpine AG	241,647	10,392,413

		65,694,673
BELGIUM — 4.07%
Ageas	476,763	16,042,065
Anheuser-Busch InBev NV	1,724,184	192,021,135
Belgacom SA	326,521	11,670,588
Colruyt SA	152,303	7,282,272
Delhaize Brothers and Co. “The Lion” (Delhaize Group) SA	219,877	15,364,449
Groupe Bruxelles Lambert SA	172,349	16,985,498
KBC Groep NVa	537,719	30,721,801
Solvay SA	126,266	19,916,534
Telenet Group Holding NVa	113,204	6,631,026
UCB SA	269,948	26,205,920
Umicore SA	232,939	11,295,847

		354,137,135
FINLAND — 2.88%
Elisa OYJ	306,957	8,377,590
Fortum OYJ	953,497	23,988,578
Kone OYJ Class B	670,487	28,437,934
Metso OYJ	241,647	9,497,997
Neste Oil OYJ[c]	276,479	5,426,255
Nokia OYJ	8,030,808	67,647,477
Nokian Renkaat OYJ[c]	243,824	7,788,252
Orion OYJ Class B	213,346	8,388,429
Sampo OYJ Class A	957,851	47,224,742
Stora Enso OYJ Class R	1,184,288	10,334,632
UPM-Kymmene OYJ	1,138,571	17,141,869
Wartsila OYJ Abp	317,842	16,017,992

		250,271,747
FRANCE — 32.60%
Accor SA	367,913	17,921,066
Aeroports de Paris	63,133	8,411,513

Security	Shares	Value

Airbus Group NV	1,260,483	$77,710,741
Alcatel-Lucent[a,c]	6,008,520	20,830,764
ALSTOM[a]	463,672	16,450,521
ArcelorMittal	2,144,316	31,281,267
Arkema SA	121,912	9,170,868
Atos SA	169,806	12,986,194
AXA SA	3,892,476	96,647,162
BNP Paribas SA	2,268,405	153,520,546
Bollore	10,885	6,882,108
Bouygues SA	411,453	15,139,820
Bureau Veritas SA	474,586	11,302,256
Cap Gemini SA	309,105	22,031,059
Carrefour SA	1,336,678	46,455,347
Casino Guichard-Perrachon SA	121,912	14,585,710
Christian Dior SA	115,381	20,570,477
CNP Assurances SA	370,090	7,319,552
Compagnie de Saint-Gobain	953,526	48,518,689
Compagnie Generale des Etablissements Michelin Class B	398,391	44,158,616
Credit Agricole SA	2,146,464	31,906,339
Danone SA	1,238,713	86,704,983
Dassault Systemes SA	269,948	17,921,009
Edenred SA	437,577	13,008,819
Electricite de France SA	520,303	16,958,819
Essilor International SA	437,577	46,525,114
Eurazeo	80,549	6,135,715
Eutelsat Communications SA	330,904	11,064,480
Fonciere des Regions	60,956	6,182,427
GDF Suez	3,104,344	76,649,106
Gecina SA	60,956	8,631,310
Groupe Eurotunnel SA Registered	1,004,954	12,961,922
Icade	80,549	7,508,638
Iliad SA	56,304	12,400,161
Imerys SA	74,018	5,929,739
JCDecaux SA	143,682	5,083,469
Kering	161,098	34,216,980
Klepierre	215,523	10,290,902
L’Air Liquide SA	738,003	94,526,785
L’Oreal SA	537,719	89,243,735
Lafarge SA	400,568	30,760,728
Lagardere SCA	254,709	7,030,460
Legrand SA	570,374	31,607,056
LVMH Moet Hennessy Louis Vuitton SA	598,675	104,131,311

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EMU ETF

August 31, 2014

Security	Shares	Value

Natixis	1,994,132	$14,052,691
Orange	3,975,115	60,318,980
Pernod Ricard SA	454,993	53,782,699
PSA Peugeot Citroen SAa	840,293	11,832,057
Publicis Groupe SA	389,683	29,103,574
Remy Cointreau SAc	52,248	4,162,987
Renault SA	411,424	32,288,058
Rexel SA	579,082	11,555,920
Safran SA	581,259	38,193,677
Sanofi	2,542,533	279,643,599
Schneider Electric SE	1,116,772	94,615,516
SCOR SE	330,904	10,155,697
SES SA Class A FDR	653,100	24,225,020
Societe BIC SA	60,956	8,302,116
Societe Generale	1,543,493	78,385,761
Sodexo	202,461	19,993,126
STMicroelectronics NV	1,369,275	11,496,206
Suez Environnement SA	603,000	11,143,633
Technip SA	219,877	20,418,354
Thales SA	200,284	11,210,782
Total SA	4,586,881	303,239,993
Unibail-Rodamco SE	208,992	56,268,115
Valeo SA	161,098	19,515,880
Vallourec SA	235,116	10,526,528
Veolia Environnement	899,101	16,550,538
Vinci SA	1,036,252	67,906,333
Vivendi SA	2,590,630	67,548,033
Wendel	67,487	8,166,682
Zodiac Aerospace	400,568	13,098,372

		2,836,975,210
GERMANY — 27.18%
Adidas AG	448,462	33,694,342
Allianz SE Registered	977,444	167,116,137
Axel Springer SE	84,903	5,042,607
BASF SE	1,967,979	202,945,096
Bayer AG Registered	1,772,049	238,199,335
Bayerische Motoren Werke AG	709,702	82,825,022
Beiersdorf AG	215,732	19,036,029
Brenntag AG	328,727	17,439,046
Celesio AG	108,856	3,706,506
Commerzbank AGa	2,076,829	31,514,109
Continental AG	237,293	50,791,390
Daimler AG Registered	2,063,767	169,192,870
Deutsche Bank AG Registered	2,956,214	101,397,829
Deutsche Boerse AG	413,601	29,478,876

Security	Shares	Value

Deutsche Lufthansa AG Registered	496,356	$8,613,818
Deutsche Post AG Registered	2,074,652	68,004,040
Deutsche Telekom AG Registered	6,678,920	100,115,268
Deutsche Wohnen AG Bearer	613,885	13,883,825
E.ON SE	4,290,809	78,165,151
Fraport AG	78,372	5,326,752
Fresenius Medical Care AG & Co. KGaA	463,672	32,778,892
Fresenius SE & Co. KGaA	809,844	39,607,564
GEA Group AG	391,860	17,771,323
Hannover Rueck SE Registered	130,620	10,875,451
HeidelbergCement AG	302,603	22,886,966
Henkel AG & Co. KGaA	250,355	23,871,882
Hochtief AG	44,484	3,525,035
Hugo Boss AG	67,244	9,446,397
Infineon Technologies AG	2,418,589	28,178,101
K+S AG Registered	370,090	11,533,839
Kabel Deutschland Holding AG	48,771	6,899,502
Lanxess AG	195,901	12,157,595
Linde AG	398,391	79,055,204
MAN SE	74,018	8,799,062
Merck KGaA	276,450	24,116,993
METRO AGa	348,320	12,263,916
Muenchener Rueckversicherungs-Gesellschaft AG Registered	369,916	74,354,877
Osram Licht AGa	191,576	8,029,585
ProSiebenSat.1 Media AG Registered	470,232	18,900,677
QIAGEN NVa	502,713	12,203,861
RTL Group SA	82,726	8,045,012
RWE AG	1,049,285	41,159,488
SAP SE	1,974,510	153,968,846
Siemens AG Registered	1,700,208	213,515,306
Sky Deutschland AGa	944,818	8,366,871
Telefonica Deutschland Holding AGd	603,029	4,596,672
ThyssenKrupp AGa	970,913	27,016,485
United Internet AG Registered	250,355	10,781,754
Volkswagen AG	63,133	14,178,576

		2,365,373,780
IRELAND — 0.99%
Bank of Ireland[a]	58,835,602	23,481,976
CRH PLC	1,580,502	36,598,706

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMU ETF

August 31, 2014

Security	Shares	Value

Irish Bank Resolution Corp. Ltd.[a,b]	446,666	$6
Kerry Group PLC Class A	339,612	25,610,044
Ryanair Holdings PLC[a]	43,520	409,985
Ryanair Holdings PLC SP ADR[a]	416	22,839

		86,123,556
ITALY — 8.16%
Assicurazioni Generali SpA	2,503,492	51,310,661
Atlantia SpA	885,787	22,541,781
Banca Monte dei Paschi di Siena SpA[a]	9,342,702	14,004,466
Banco Popolare SCa	777,160	12,151,027
CNH Industrial NV	2,031,141	17,684,523
Enel Green Power SpA	3,759,563	10,399,405
Enel SpA	14,113,288	74,843,447
Eni SpA	5,453,298	136,334,964
Exor SpA	211,140	8,421,282
Fiat SpA[a,c]	1,880,899	18,432,754
Finmeccanica SpA[a]	870,800	8,166,768
Intesa Sanpaolo SpA	24,937,042	74,365,785
Intesa Sanpaolo SpA RNC	2,013,725	5,265,171
Luxottica Group SpA	359,205	19,233,341
Mediobanca SpA[a]	1,297,492	11,365,228
Pirelli & C. SpA	511,566	7,836,700
Prysmian SpA	437,548	8,910,191
Saipem SpA[a]	568,168	13,515,942
Snam SpA	4,353,884	25,382,832
Telecom Italia SpA[a]	21,597,495	24,906,422
Telecom Italia SpA RNC	12,950,654	11,941,023
Tenaris SA	1,014,482	22,436,073
Terna SpA	3,237,112	16,714,585
UniCredit SpA	9,463,245	73,418,784
Unione di Banche Italiane SpA	1,839,507	14,404,730
UnipolSai SpA	1,944,061	6,120,115

		710,108,000
NETHERLANDS — 8.77%
AEGON NV	3,888,064	30,810,095
Akzo Nobel NV	513,743	36,399,823
Altice SAa	187,222	11,985,191
ASML Holding NV	766,304	73,492,654
Corio NV	148,648	8,005,250
Delta Lloyd NV	433,223	10,462,711
Fugro NV CVA	158,921	5,778,576
Gemalto NVc	169,806	16,665,541
Heineken Holding NV	215,678	14,923,306
Heineken NVc	494,179	37,689,004

Security	Shares	Value

ING Groep NV CVA[a]	8,257,361	$113,823,599
Koninklijke Ahold NV	1,996,280	34,183,507
Koninklijke DSM NV	370,090	24,773,868
Koninklijke KPN NVa	6,874,821	22,865,178
Koninklijke Philips NV	2,081,183	63,571,554
Koninklijke Vopak NV	150,213	7,720,521
OCI NVa	180,662	6,053,907
Randstad Holding NV	267,771	13,030,798
Reed Elsevier NV	1,497,776	34,229,311
Royal Boskalis Westminster NV CVA	187,222	10,800,235
TNT Express NV	954,764	7,153,316
Unilever NV CVA	3,491,850	145,504,099
Wolters Kluwer NV	648,746	18,013,459
Ziggo NV	322,196	15,363,159

		763,298,662
PORTUGAL — 0.65%
Banco Comercial Portugues SA Registered[a]	75,713,084	10,321,982
Energias de Portugal SA	4,969,975	24,117,130
Galp Energia SGPS SA Class B	827,231	14,709,990
Jeronimo Martins SGPS SA	541,685	7,356,264

		56,505,366
SPAIN — 11.88%
Abertis Infraestructuras SA	868,623	18,317,849
Actividades de Construcciones y Servicios SA	380,726	16,075,338
Amadeus IT Holding SA Class A	816,346	30,430,740
Banco Bilbao Vizcaya Argentaria SA	12,619,518	153,092,603
Banco de Sabadell SA	7,318,900	23,098,535
Banco Popular Espanol SA	3,801,042	23,786,991
Banco Santander SA	25,755,948	257,496,378
Bankia SAa	9,892,056	19,179,893
CaixaBank SA	3,810,189	22,975,984
Distribuidora Internacional de Alimentacion SA	1,327,912	11,208,400
Enagas SA	424,953	14,200,812
Ferrovial SA	881,078	17,977,015
Gas Natural SDG SA	751,036	23,084,494
Grifols SA	320,019	14,934,776
Iberdrola SA	10,921,716	80,346,297
Inditex SA	2,338,069	67,907,498
International Consolidated Airlines Group SAa	2,185,708	13,116,793

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EMU ETF

August 31, 2014

Security	Shares	Value

Mapfre SA	1,985,337	$7,460,842
Red Electrica Corporacion SA	236,372	19,954,374
Repsol SA	2,183,531	54,330,428
Telefonica SA	8,779,696	139,584,938
Zardoya Otis SA	356,970	5,191,019
Zardoya Otis SA New	17,669	256,941

		1,034,008,938

TOTAL COMMON STOCKS
(Cost: $8,432,507,407)		8,522,497,067

PREFERRED STOCKS — 1.91%

GERMANY — 1.91%
Bayerische Motoren Werke AG	117,558	11,269,796
Fuchs Petrolub SE	152,390	6,273,758
Henkel AG & Co. KGaA	383,152	40,274,096
Porsche Automobil Holding SE	328,727	29,985,201
Volkswagen AG	348,320	78,387,209

		166,190,060

TOTAL PREFERRED STOCKS
(Cost: $176,832,799)		166,190,060

SHORT-TERM INVESTMENTS — 1.19%

MONEY MARKET FUNDS — 1.19%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	96,863,357	96,863,357
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,f,g]	6,097,814	6,097,814
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	955,702	955,702

		103,916,873

TOTAL SHORT-TERM INVESTMENTS
(Cost: $103,916,873)		103,916,873

Value

TOTAL INVESTMENTS IN SECURITIES — 101.03%
(Cost: $8,713,257,079)	$8,792,604,000
Other Assets, Less Liabilities — (1.03)%	(89,966,878)

NET ASSETS — 100.00%	$8,702,637,122

FDR  —  Fiduciary Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GERMANY ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 92.93%

AIR FREIGHT & LOGISTICS — 2.67%
Deutsche Post AG Registered	3,909,816	$128,158,015

		128,158,015
AIRLINES — 0.34%
Deutsche Lufthansa AG Registered	932,328	16,179,726

		16,179,726
AUTO COMPONENTS — 1.98%
Continental AG	444,360	95,113,055

		95,113,055
AUTOMOBILES — 10.46%
Bayerische Motoren Werke AG	1,337,496	156,091,058
Daimler AG Registered	3,890,496	318,952,761
Volkswagen AG	119,232	26,777,438

		501,821,257
CAPITAL MARKETS — 3.98%
Deutsche Bank AG Registered	5,572,992	191,153,040

		191,153,040
CHEMICALS — 12.01%
BASF SE	3,711,096	382,701,612
K+S AG Registered	696,072	21,693,055
Lanxess AG	369,840	22,952,230
Linde AG	749,616	148,750,965

		576,097,862
COMMERCIAL BANKS — 1.24%
Commerzbank AGa	3,909,816	59,328,123

		59,328,123
CONSTRUCTION & ENGINEERING — 0.14%
Hochtief AG	84,456	6,692,527

		6,692,527
CONSTRUCTION MATERIALS — 0.90%
HeidelbergCement AG	569,112	43,044,012

		43,044,012
DIVERSIFIED FINANCIAL SERVICES — 1.16%
Deutsche Boerse AG	779,976	55,591,780

		55,591,780
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.11%
Deutsche Telekom AG Registered	12,588,360	188,696,231
Telefonica Deutschland Holding AGb	1,126,632	8,587,908

		197,284,139

Security	Shares	Value

ELECTRICAL EQUIPMENT — 0.31%
Osram Licht AGa	359,904	$15,084,769

		15,084,769
FOOD & STAPLES RETAILING — 0.48%
METRO AGa	655,224	23,069,627

		23,069,627
HEALTH CARE PROVIDERS & SERVICES — 2.99%
Celesio AG	204,792	6,973,091
Fresenius Medical Care AG & Co. KGaA	874,368	61,812,692
Fresenius SE & Co. KGaA	1,525,728	74,619,765

		143,405,548
HOUSEHOLD PRODUCTS — 0.94%
Henkel AG & Co. KGaA	472,512	45,055,024

		45,055,024
INDUSTRIAL CONGLOMERATES — 8.39%
Siemens AG Registered	3,203,808	402,340,210

		402,340,210
INSURANCE — 9.92%
Allianz SE Registered	1,844,232	315,313,129
Hannover Rueck SE Registered	243,984	20,314,164
Muenchener Rueckversicherungs-Gesellschaft AG Registered	699,384	140,579,513

		476,206,806
INTERNET SOFTWARE & SERVICES — 0.42%
United Internet AG Registered	470,856	20,277,820

		20,277,820
LIFE SCIENCES TOOLS & SERVICES — 0.48%
QIAGEN NVa	944,472	22,928,003

		22,928,003
MACHINERY — 1.05%
GEA Group AG	739,128	33,520,345
MAN SE	142,416	16,930,033

		50,450,378
MEDIA — 1.85%
Axel Springer SE	159,528	9,474,776
Kabel Deutschland Holding AG	89,424	12,650,573
ProSiebenSat.1 Media AG Registered	884,304	35,544,039
RTL Group SA	156,768	15,245,515
Sky Deutschland AGa	1,773,576	15,705,968

		88,620,871

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2014

Security	Shares	Value

METALS & MINING — 1.06%
ThyssenKrupp AGa	1,828,776	$50,887,257

		50,887,257
MULTI-UTILITIES — 4.69%
E.ON SE	8,084,592	147,276,040
RWE AG	1,977,264	77,560,600

		224,836,640
PERSONAL PRODUCTS — 0.75%
Beiersdorf AG	407,376	35,946,551

		35,946,551
PHARMACEUTICALS — 10.31%
Bayer AG Registered	3,341,256	449,132,591
Merck KGaA	522,192	45,555,076

		494,687,667
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.54%
Deutsche Wohnen AG Bearer	1,155,888	26,141,943

		26,141,943
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.11%
Infineon Technologies AG	4,555,656	53,076,291

		53,076,291
SOFTWARE — 6.05%
SAP SE	3,722,688	290,288,717

		290,288,717
TEXTILES, APPAREL & LUXURY GOODS — 1.70%
Adidas AG	845,112	63,495,887
Hugo Boss AG	128,064	17,990,355

		81,486,242
TRADING COMPANIES & DISTRIBUTORS — 0.69%
Brenntag AG	624,312	33,119,902

		33,119,902
TRANSPORTATION INFRASTRUCTURE — 0.21%
Fraport AG	149,040	10,129,881

		10,129,881

TOTAL COMMON STOCKS
(Cost: $4,433,161,375)		4,458,503,683

PREFERRED STOCKS — 6.52%

AUTOMOBILES — 4.70%
Bayerische Motoren Werke AG	219,696	21,061,340
Porsche Automobil Holding SE	618,240	56,393,453
Volkswagen AG	656,880	147,826,683

		225,281,476

Security	Shares	Value

CHEMICALS — 0.24%
Fuchs Petrolub SE	286,488	$11,794,452

		11,794,452
HOUSEHOLD PRODUCTS — 1.58%
Henkel AG & Co. KGaA	719,808	75,660,877

		75,660,877

TOTAL PREFERRED STOCKS
(Cost: $300,727,302)		312,736,805

SHORT-TERM INVESTMENTS — 0.03%

MONEY MARKET FUNDS — 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,424,248	1,424,248

		1,424,248

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,424,248)		1,424,248

TOTAL INVESTMENTS IN SECURITIES — 99.48%
(Cost: $4,735,312,925)		4,772,664,736
Other Assets, Less Liabilities — 0.52%		24,769,193

NET ASSETS — 100.00%		$4,797,433,929

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

Financial futures contracts purchased as of August 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
79	DAX Index (Sept. 2014)	Eurex	$24,559,182	$(1,190,173)

See notes to financial statements.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN ETF

August 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.76%

AIR FREIGHT & LOGISTICS — 0.29%
Yamato Holdings Co. Ltd.	2,075,000	$42,934,134

		42,934,134
AIRLINES — 0.26%
ANA Holdings Inc.[a]	6,225,000	15,154,281
Japan Airlines Co. Ltd.	415,000	23,369,592

		38,523,873
AUTO COMPONENTS — 2.75%
Aisin Seiki Co. Ltd.	1,037,700	38,407,436
Bridgestone Corp.	3,527,500	121,188,309
Denso Corp.	2,697,500	117,185,518
Koito Manufacturing Co. Ltd.	622,500	17,029,841
NGK Spark Plug Co. Ltd.	349,200	10,201,877
NHK Spring Co. Ltd.	830,000	7,941,666
NOK Corp.	622,500	13,470,472
Stanley Electric Co. Ltd.	687,300	16,295,133
Sumitomo Rubber Industries Inc.	1,037,500	14,840,689
Toyoda Gosei Co. Ltd.	415,000	7,913,703
Toyota Industries Corp.	830,000	39,908,072

		404,382,716
AUTOMOBILES — 11.01%
Daihatsu Motor Co. Ltd.	830,000	14,261,443
Fuji Heavy Industries Ltd.	3,320,000	94,453,097
Honda Motor Co. Ltd.	8,715,000	294,708,524
Isuzu Motors Ltd.	6,225,000	43,077,947
Mazda Motor Corp.	2,905,000	68,622,708
Mitsubishi Motors Corp.	3,527,500	40,169,731
Nissan Motor Co. Ltd.	13,695,000	131,696,636
Suzuki Motor Corp.	2,075,000	67,532,127
Toyota Motor Corp.	14,732,500	840,682,100
Yamaha Motor Co. Ltd.	1,452,500	26,914,978

		1,622,119,291
BEVERAGES — 0.95%
Asahi Group Holdings Ltd.	1,867,500	58,981,253
Kirin Holdings Co. Ltd.	4,357,500	58,492,889
Suntory Beverage & Food Ltd.	622,500	22,860,254

		140,334,396
BUILDING PRODUCTS — 1.20%
Asahi Glass Co. Ltd.	6,225,000	33,760,071
Daikin Industries Ltd.	1,245,000	85,928,190
LIXIL Group Corp.	1,452,500	32,186,119
TOTO Ltd.	2,075,000	25,267,123

		177,141,503

Security	Shares	Value

CAPITAL MARKETS — 1.43%
Daiwa Securities Group Inc.	8,300,000	$67,600,038
Nomura Holdings Inc.	19,920,000	127,974,279
SBI Holdings Inc.	1,245,010	14,764,907

		210,339,224
CHEMICALS — 3.57%
Air Water Inc.	78,000	1,228,358
Asahi Kasei Corp.	6,225,000	49,998,941
Daicel Corp.	2,075,000	23,050,007
Hitachi Chemical Co. Ltd.	622,500	11,600,905
JSR Corp.	1,037,500	18,056,505
Kaneka Corp.	2,075,000	12,284,016
Kansai Paint Co. Ltd.	203,000	3,228,147
Kuraray Co. Ltd.	1,867,500	23,261,732
Mitsubishi Chemical Holdings Corp.	7,262,500	36,275,798
Mitsubishi Gas Chemical Co. Inc.	2,075,000	13,442,509
Mitsui Chemicals Inc.	4,150,000	12,264,042
Nippon Paint Co. Ltd.	800,000	19,821,918
Nitto Denko Corp.	830,000	43,543,341
Shin-Etsu Chemical Co. Ltd.	2,282,500	141,847,427
Sumitomo Chemical Co. Ltd.	8,300,000	29,801,222
Taiyo Nippon Sanso Corp.	2,075,000	18,695,673
Teijin Ltd.	4,150,000	10,186,745
Toray Industries Inc.	8,300,000	56,718,198

		525,305,484
COMMERCIAL BANKS — 9.25%
Aozora Bank Ltd.	6,225,000	21,272,320
Bank of Kyoto Ltd. (The)	2,075,000	18,276,219
Bank of Yokohama Ltd. (The)	6,291,000	34,741,750
Chiba Bank Ltd. (The)	4,150,000	29,281,898
Chugoku Bank Ltd. (The)	120,000	1,818,164
Fukuoka Financial Group Inc.	4,156,000	20,162,911
Gunma Bank Ltd. (The)	2,075,000	12,244,068
Hachijuni Bank Ltd. (The)	2,075,000	12,543,678
Hiroshima Bank Ltd. (The)	2,075,000	10,026,953
Hokuhoku Financial Group Inc.	6,225,000	12,403,860
Iyo Bank Ltd. (The)	2,075,000	21,072,580
Joyo Bank Ltd. (The)	4,150,000	21,571,931
Mitsubishi UFJ Financial Group Inc.	68,475,080	394,299,397
Mizuho Financial Group Inc.	123,462,580	235,195,116
Resona Holdings Inc.	11,620,000	63,108,283
Seven Bank Ltd.	3,320,000	13,486,451

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2014

Security	Shares	Value

Shinsei Bank Ltd.	8,300,000	$17,497,233
Shizuoka Bank Ltd. (The)	2,831,000	29,404,139
Sumitomo Mitsui Financial Group Inc.	6,847,500	276,872,732
Sumitomo Mitsui Trust Holdings Inc.	18,675,320	76,743,458
Suruga Bank Ltd.	2,075,000	39,468,643
Yamaguchi Financial Group Inc.	73,000	718,862

		1,362,210,646
COMMERCIAL SERVICES & SUPPLIES — 0.86%
Dai Nippon Printing Co. Ltd.	2,075,000	21,801,632
PARK24 Co. Ltd.	622,500	10,845,887
Secom Co. Ltd.	1,037,500	63,507,364
Toppan Printing Co. Ltd.	4,150,000	30,520,287

		126,675,170
COMPUTERS & PERIPHERALS — 2.60%
Brother Industries Ltd.	1,245,000	24,172,547
Canon Inc.	6,225,050	203,676,613
Konica Minolta Holdings Inc.	3,112,500	34,245,440
NEC Corp.	13,790,000	49,114,887
Ricoh Co. Ltd.	3,735,000	40,465,346
Seiko Epson Corp.	622,500	31,578,909

		383,253,742
CONSTRUCTION & ENGINEERING — 1.03%
Chiyoda Corp.	235,000	2,574,289
JGC Corp.	860,000	24,926,217
Kajima Corp.	4,150,000	21,252,346
Obayashi Corp.	4,150,000	31,718,727
Shimizu Corp.	4,150,000	34,355,297
Taisei Corp.	6,225,000	37,151,658

		151,978,534
CONSTRUCTION MATERIALS — 0.18%
Taiheiyo Cement Corp.	6,225,000	26,066,083

		26,066,083
CONSUMER FINANCE — 0.26%
Acom Co. Ltd.[b]	2,282,500	7,909,708
AEON Financial Service Co. Ltd.	622,570	14,466,805
Credit Saison Co. Ltd.	830,000	16,514,511

		38,891,024
CONTAINERS & PACKAGING — 0.06%
Toyo Seikan Group Holdings Ltd.	622,500	8,520,913

		8,520,913

Security	Shares	Value

DIVERSIFIED CONSUMER SERVICES — 0.10%
Benesse Holdings Inc.	415,000	$14,720,845

		14,720,845
DIVERSIFIED FINANCIAL SERVICES — 1.08%
Japan Exchange Group Inc.	1,452,500	34,507,099
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,320,000	17,736,921
ORIX Corp.	7,055,000	106,621,264

		158,865,284
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.95%
Nippon Telegraph and Telephone Corp.	2,075,500	139,452,183

		139,452,183
ELECTRIC UTILITIES — 1.35%
Chubu Electric Power Co. Inc.[b]	3,527,500	40,797,913
Chugoku Electric Power Co. Inc. (The)	1,660,000	21,923,473
Hokuriku Electric Power Co.	830,000	10,761,996
Kansai Electric Power Co. Inc. (The)[b]	3,942,500	36,117,604
Kyushu Electric Power Co. Inc.[b]	2,282,500	23,201,810
Shikoku Electric Power Co. Inc.[b]	830,000	10,202,724
Tohoku Electric Power Co. Inc.	2,490,000	27,540,165
Tokyo Electric Power Co. Inc.[b]	7,885,000	28,538,865

		199,084,550
ELECTRICAL EQUIPMENT — 1.93%
Fuji Electric Co. Ltd.	2,075,000	10,046,927
Mabuchi Motor Co. Ltd.	207,500	17,657,025
Mitsubishi Electric Corp.	10,375,000	130,030,803
Nidec Corp.	1,037,500	66,243,803
Sumitomo Electric Industries Ltd.	4,150,000	60,840,834

		284,819,392
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.66%
Citizen Holdings Co. Ltd.	1,452,500	10,332,555
FUJIFILM Holdings Corp.	2,490,000	75,154,209
Hamamatsu Photonics K.K.	415,000	19,754,296
Hirose Electric Co. Ltd.	207,500	26,825,095
Hitachi High-Technologies Corp.	415,000	11,608,894
Hitachi Ltd.	26,975,000	204,224,262
Hoya Corp.	2,282,500	73,878,869

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2014

Security	Shares	Value

IBIDEN Co. Ltd.	622,500	$12,242,071
Japan Display Inc.[b]	2,075,000	10,526,303
Keyence Corp.	216,926	92,974,252
Kyocera Corp.	1,660,000	77,730,856
Murata Manufacturing Co. Ltd.	1,037,500	99,210,906
Nippon Electric Glass Co. Ltd.	2,075,500	10,448,924
Omron Corp.	1,037,500	44,991,457
Shimadzu Corp.	236,000	2,069,558
TDK Corp.	622,500	31,039,611
Yaskawa Electric Corp.	1,452,500	18,693,676
Yokogawa Electric Corp.	1,037,500	12,014,367

		833,720,161
FOOD & STAPLES RETAILING — 1.70%
AEON Co. Ltd.	3,320,000	35,921,259
FamilyMart Co. Ltd.	415,000	17,417,336
Lawson Inc.	415,000	29,841,171
Seven & I Holdings Co. Ltd.	4,150,080	166,686,324

		249,866,090
FOOD PRODUCTS — 1.40%
Ajinomoto Co. Inc.	4,150,000	67,572,075
Calbee Inc.	207,800	7,181,037
Kikkoman Corp.	1,501,000	32,914,068
Meiji Holdings Co. Ltd.	415,028	34,237,762
NH Foods Ltd.	94,000	1,992,472
Nisshin Seifun Group Inc.	1,076,750	12,427,427
Nissin Foods Holdings Co. Ltd.	415,000	23,809,020
Toyo Suisan Kaisha Ltd.	103,000	3,227,271
Yakult Honsha Co. Ltd.	415,000	22,810,319

		206,171,451
GAS UTILITIES — 0.85%
Osaka Gas Co. Ltd.	10,375,000	42,744,381
Toho Gas Co. Ltd.	2,075,000	11,964,432
Tokyo Gas Co. Ltd.	12,450,000	70,815,854

		125,524,667
HEALTH CARE EQUIPMENT & SUPPLIES — 0.81%
Olympus Corp.[b]	1,245,300	44,532,796
Sysmex Corp.	830,000	32,158,155
Terumo Corp.	1,660,000	41,833,566

		118,524,517
HEALTH CARE PROVIDERS & SERVICES — 0.38%
Alfresa Holdings Corp.	207,500	12,343,938
Medipal Holdings Corp.	830,000	10,754,007
Miraca Holdings Inc.	415,000	19,334,841
Suzuken Co. Ltd.	415,000	13,841,989

		56,274,775

Security	Shares	Value

HEALTH CARE TECHNOLOGY — 0.10%
M3 Inc.	830,000	$14,533,089

		14,533,089
HOTELS, RESTAURANTS & LEISURE — 0.35%
McDonald’s Holdings Co. (Japan) Ltd.[a]	415,000	10,246,667
Oriental Land Co. Ltd.	215,500	41,996,414

		52,243,081
HOUSEHOLD DURABLES — 2.84%
Casio Computer Co. Ltd.[a]	1,245,000	21,715,743
Iida Group Holdings Co. Ltd.	830,080	11,905,657
Nikon Corp.[a]	1,867,500	27,153,668
Panasonic Corp.	12,035,015	147,244,589
Rinnai Corp.	207,500	18,436,011
Sekisui Chemical Co. Ltd.	2,082,000	24,650,912
Sekisui House Ltd.	2,697,500	33,963,806
Sharp Corp.[a,b]	8,300,000	26,205,901
Sony Corp.	5,602,500	107,320,354

		418,596,641
HOUSEHOLD PRODUCTS — 0.28%
Unicharm Corp.	622,500	40,932,738

		40,932,738
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.14%
Electric Power Development Co. Ltd.	622,500	20,433,412

		20,433,412
INDUSTRIAL CONGLOMERATES — 0.71%
Seibu Holdings Inc.	622,500	13,404,558
Toshiba Corp.	20,750,000	91,600,808

		105,005,366
INSURANCE — 2.41%
Dai-ichi Life Insurance Co. Ltd. (The)	5,602,500	80,382,406
MS&AD Insurance Group Holdings Inc.	2,726,140	61,576,623
NKSJ Holdings Inc.	1,787,250	43,233,954
Sony Financial Holdings Inc.	1,037,500	16,638,350
T&D Holdings Inc.	3,112,500	38,664,689
Tokio Marine Holdings Inc.	3,735,000	114,025,629

		354,521,651
INTERNET & CATALOG RETAIL — 0.38%
Rakuten Inc.	4,357,500	56,458,536

		56,458,536

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2014

Security	Shares	Value

INTERNET SOFTWARE & SERVICES — 0.39%
Dena Co. Ltd.[a]	507,200	$6,327,489
Gree Inc.[a]	622,500	4,889,638
Kakaku.com Inc.	830,000	13,031,044
Yahoo! Japan Corp.	8,092,500	32,639,529

		56,887,700
IT SERVICES — 0.83%
Fujitsu Ltd.	10,375,000	71,277,254
ITOCHU Techno-Solutions Corp.	207,500	9,237,979
Nomura Research Institute Ltd.	622,500	19,684,387
NTT Data Corp.	622,500	22,350,917

		122,550,537
LEISURE EQUIPMENT & PRODUCTS — 0.80%
Bandai Namco Holdings Inc.	1,037,598	29,024,977
Sankyo Co. Ltd.	207,500	7,959,643
Sega Sammy Holdings Inc.	1,037,500	19,804,231
Shimano Inc.	415,000	49,575,492
Yamaha Corp.	830,000	11,920,489

		118,284,832
MACHINERY — 5.72%
Amada Co. Ltd.	2,075,000	19,574,530
FANUC Corp.	1,037,500	173,773,885
Hino Motors Ltd.	1,660,000	23,569,332
Hitachi Construction Machinery Co. Ltd.	622,500	12,248,063
IHI Corp.	6,225,000	29,361,794
JTEKT Corp.	1,245,000	19,822,207
Kawasaki Heavy Industries Ltd.	8,300,000	30,919,767
Komatsu Ltd.	5,187,500	117,596,982
Kubota Corp.	6,225,000	89,044,135
Kurita Water Industries Ltd.	622,500	13,991,794
Makita Corp.	622,500	34,814,699
Mitsubishi Heavy Industries Ltd.	16,600,000	102,314,867
Nabtesco Corp.	415,000	9,567,551
NGK Insulators Ltd.	2,075,000	52,331,906
NSK Ltd.	2,075,000	27,604,081
SMC Corp.	229,500	60,078,476
Sumitomo Heavy Industries Ltd.	2,075,000	10,706,069
THK Co. Ltd.	623,100	14,773,021

		842,093,159

Security	Shares	Value

MARINE — 0.32%
Mitsui O.S.K. Lines Ltd.	6,225,000	$22,830,293
Nippon Yusen K.K.	8,300,000	24,448,188

		47,278,481
MEDIA — 0.49%
Dentsu Inc.	1,037,500	42,195,095
Hakuhodo DY Holdings Inc.	1,452,500	15,044,424
Toho Co. Ltd.	622,500	14,435,217

		71,674,736
METALS & MINING — 1.94%
Daido Steel Co. Ltd.	2,075,000	9,128,123
Hitachi Metals Ltd.	242,000	4,127,872
JFE Holdings Inc.	2,697,550	54,633,924
Kobe Steel Ltd.	18,675,000	30,380,469
Maruichi Steel Tube Ltd.	207,500	5,520,816
Mitsubishi Materials Corp.	6,225,000	21,032,632
Nippon Steel & Sumitomo Metal Corp.	41,500,705	117,608,967
Sumitomo Metal Mining Co. Ltd.	2,363,000	35,905,044
Yamato Kogyo Co. Ltd.	207,500	6,871,059

		285,208,906
MULTILINE RETAIL — 0.51%
Don Quijote Holdings Co. Ltd.	207,500	11,005,679
Isetan Mitsukoshi Holdings Ltd.	1,867,560	22,471,483
J. Front Retailing Co. Ltd.	1,037,500	13,162,872
Marui Group Co. Ltd.	1,245,000	10,474,371
Takashimaya Co. Ltd.	2,075,000	17,756,895

		74,871,300
OIL, GAS & CONSUMABLE FUELS — 1.22%
Idemitsu Kosan Co. Ltd.	830,000	18,232,276
INPEX Corp.	4,772,500	68,450,931
JX Holdings Inc.	12,242,595	63,024,881
Showa Shell Sekiyu K.K.	1,037,500	11,145,498
TonenGeneral Sekiyu K.K.	2,075,000	18,955,335

		179,808,921
PAPER & FOREST PRODUCTS — 0.11%
Oji Holdings Corp.	4,150,000	16,898,012

		16,898,012
PERSONAL PRODUCTS — 1.11%
Kao Corp.	2,905,000	125,416,807
Shiseido Co. Ltd.	2,075,000	38,350,099

		163,766,906

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2014

Security	Shares	Value

PHARMACEUTICALS — 5.28%
Astellas Pharma Inc.	11,827,550	$170,550,800
Chugai Pharmaceutical Co. Ltd.	1,245,000	39,488,617
Daiichi Sankyo Co. Ltd.	3,527,569	62,412,012
Eisai Co. Ltd.	1,452,500	60,757,941
Hisamitsu Pharmaceutical Co. Inc.	207,500	8,249,266
Kyowa Hakko Kirin Co. Ltd.	2,075,000	28,163,354
Mitsubishi Tanabe Pharma Corp.	1,037,500	15,899,312
Ono Pharmaceutical Co. Ltd.	415,000	37,071,762
Otsuka Holdings Co. Ltd.	2,075,000	75,541,705
Santen Pharmaceutical Co. Ltd.	415,000	23,968,812
Shionogi & Co. Ltd.	1,660,000	39,149,059
Sumitomo Dainippon Pharma Co. Ltd.	830,000	11,289,310
Taisho Pharmaceutical Holdings Co. Ltd.	207,500	15,759,494
Takeda Pharmaceutical Co. Ltd.	4,150,000	189,753,092

		778,054,536
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.04%
Japan Prime Realty Investment Corp.	4,150	15,280,117
Japan Real Estate Investment Corp.	6,225	34,275,401
Japan Retail Fund Investment Corp.	10,375	21,791,645
Nippon Building Fund Inc.	8,300	46,259,806
Nippon Prologis REIT Inc.	6,225	15,136,305
United Urban Investment Corp.	12,450	20,109,833

		152,853,107
REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.94%
AEON Mall Co. Ltd.	622,500	13,584,324
Daito Trust Construction Co. Ltd.	415,000	51,393,127
Daiwa House Industry Co. Ltd.	2,917,800	55,260,832
Hulic Co. Ltd.	1,452,500	16,498,532
Mitsubishi Estate Co. Ltd.	6,531,000	150,976,527
Mitsui Fudosan Co. Ltd.	4,856,000	154,956,346
Nomura Real Estate Holdings Inc.	622,500	11,247,365

Security	Shares	Value

NTT Urban Development Corp.	622,500	$7,142,706
Sumitomo Realty & Development Co. Ltd.	2,075,000	80,475,285
Tokyo Tatemono Co. Ltd.	2,075,000	17,776,868
Tokyu Fudosan Holdings Corp.	2,697,500	20,721,038

		580,032,950
ROAD & RAIL — 3.77%
Central Japan Railway Co.	830,000	116,488,425
East Japan Railway Co.	1,867,500	145,304,928
Hankyu Hanshin Holdings Inc.	6,225,000	36,732,204
Keikyu Corp.	2,079,000	18,311,450
Keio Corp.	4,150,000	32,078,260
Keisei Electric Railway Co. Ltd.	270,000	2,796,554
Kintetsu Corp.	8,567,000	30,100,159
Nagoya Railroad Co. Ltd.	4,150,000	17,177,648
Nippon Express Co. Ltd.	4,150,000	19,015,257
Odakyu Electric Railway Co. Ltd.	2,240,000	22,122,924
Tobu Railway Co. Ltd.	6,225,000	32,657,506
Tokyu Corp.	6,225,000	43,263,705
West Japan Railway Co.	830,000	39,312,846

		555,361,866
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.74%
Advantest Corp.	1,037,500	12,064,302
Rohm Co. Ltd.	622,500	39,788,227
Tokyo Electron Ltd.	830,052	56,977,435

		108,829,964
SOFTWARE — 0.88%
GungHo Online Entertainment Inc.[a]	2,282,500	12,216,104
Konami Corp.	622,500	14,435,217
Nexon Co. Ltd.	622,500	5,440,920
Nintendo Co. Ltd.	622,500	69,090,100
Oracle Corp. Japan	207,500	8,468,980
Trend Micro Inc.	622,500	20,073,880

		129,725,201
SPECIALTY RETAIL — 1.20%
ABC-MART Inc.	207,500	10,646,147
Fast Retailing Co. Ltd.	257,200	80,587,766
Nitori Holdings Co. Ltd.	415,000	24,927,564
Sanrio Co. Ltd.[a]	207,500	5,934,278
Shimamura Co. Ltd.	207,500	18,735,621

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2014

Security	Shares	Value

USS Co. Ltd.	1,245,000	$20,553,256
Yamada Denki Co. Ltd.	4,772,500	15,344,034

		176,728,666
TEXTILES, APPAREL & LUXURY GOODS — 0.12%
ASICS Corp.	830,000	17,025,846

		17,025,846
TOBACCO — 1.40%
Japan Tobacco Inc.	6,017,500	206,443,375

		206,443,375
TRADING COMPANIES & DISTRIBUTORS — 3.97%
ITOCHU Corp.	8,300,000	105,662,512
Marubeni Corp.	8,300,000	60,001,925
Mitsubishi Corp.	7,677,500	159,004,103
Mitsui & Co. Ltd.	9,337,500	152,441,642
Sumitomo Corp.	6,225,000	80,475,285
Toyota Tsusho Corp.	1,037,500	27,414,328

		584,999,795
TRANSPORTATION INFRASTRUCTURE — 0.16%
Kamigumi Co. Ltd.	2,075,000	19,334,841
Mitsubishi Logistics Corp.	242,000	3,631,689

		22,966,530
WIRELESS TELECOMMUNICATION SERVICES — 4.70%
KDDI Corp.	3,112,500	179,736,127
NTT DOCOMO Inc.	8,300,000	143,693,026
SoftBank Corp.	5,113,100	369,436,671

		692,865,824

TOTAL COMMON STOCKS
(Cost: $15,294,865,365)		14,693,636,312

SHORT-TERM INVESTMENTS — 0.48%

MONEY MARKET FUNDS — 0.48%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	65,133,106	65,133,106
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[c,d,e]	4,100,307	4,100,307
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,483,549	1,483,549

		70,716,962

TOTAL SHORT-TERM INVESTMENTS
(Cost: $70,716,962)		70,716,962

Value

TOTAL INVESTMENTS IN SECURITIES — 100.24%
(Cost: $15,365,582,327)	$14,764,353,274
Other Assets, Less Liabilities — (0.24)%	(35,164,571)

NET ASSETS — 100.00%	$14,729,188,703

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of August 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
277	TOPIX Index (Sept. 2014)	Tokyo Stock	$34,023,391	$906,579

See notes to financial statements.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2014

	iShares MSCI EMU ETF	iShares MSCI Germany ETF	iShares MSCI Japan ETF

ASSETS
Investments, at cost:
Unaffiliated	$8,609,340,206	$4,733,888,677	$15,294,865,365
Affiliated (Note 2)	103,916,873	1,424,248	70,716,962

Total cost of investments	$8,713,257,079	$4,735,312,925	$15,365,582,327

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$8,688,687,127	$4,771,240,488	$14,693,636,312
Affiliated (Note 2)	103,916,873	1,424,248	70,716,962

Total fair value of investments	8,792,604,000	4,772,664,736	14,764,353,274
Foreign currency, at value[b]	3,626,885	7,773,893	29,114,378
Foreign currency pledged to broker, at value[b]	—	3,128,185	—
Receivables:
Investment securities sold	22,558,626	6,151,067	14,479,048
Dividends and interest	12,510,237	16,970,845	10,962,972
Futures variation margin	—	—	906,579

Total Assets	8,831,299,748	4,806,688,726	14,819,816,251

LIABILITIES
Payables:
Investment securities purchased	21,964,754	6,210,170	13,401,207
Due to broker for foreign currency pledged for futures, at value[b]	—	—	167,310
Collateral for securities on loan (Note 1)	102,961,171	—	69,233,413
Capital shares redeemed	—	—	1,793,749
Futures variation margin	—	1,190,173	—
Securities related to in-kind transactions (Note 4)	109,341	—	—
Investment advisory fees (Note 2)	3,627,360	1,854,454	6,031,869

Total Liabilities	128,662,626	9,254,797	90,627,548

NET ASSETS	$8,702,637,122	$4,797,433,929	$14,729,188,703

Net assets consist of:
Paid-in capital	$8,977,029,980	$4,982,282,108	$16,376,094,943
Undistributed (distributions in excess of) net investment income	14,544,730	—	(28,649,511)
Accumulated net realized loss	(367,769,055)	(220,284,351)	(1,017,265,627)
Net unrealized appreciation (depreciation)	78,831,467	35,436,172	(600,991,102)

NET ASSETS	$8,702,637,122	$4,797,433,929	$14,729,188,703

Shares outstanding[c]	217,700,000	165,600,000	1,245,000,000

Net asset value per share	$39.98	$28.97	$11.83

[a]	Securities on loan with values of $97,713,104, $ — and $65,578,777, respectively. See Note 1.
[b]	Cost of foreign currency including currency at broker, if any: $3,685,171, $10,951,325 and $29,459,603, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 382.2 million and 2.1246 billion, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2014

	iShares MSCI EMU ETF	iShares MSCI Germany ETF	iShares MSCI Japan ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$295,418,272	$135,802,760	$239,369,752
Interest — affiliated (Note 2)	646	248	1,123
Securities lending income — affiliated (Note 2)	2,246,562	345,427	3,275,077

Total investment income	297,665,480	136,148,435	242,645,952

EXPENSES
Investment advisory fees (Note 2)	42,364,200	26,930,838	64,952,270

Total expenses	42,364,200	26,930,838	64,952,270

Net investment income	255,301,280	109,217,597	177,693,682

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(157,461,866)	(62,909,047)	(155,435,828)
In-kind redemptions — unaffiliated	430,455,814	561,178,992	283,190,852
Futures contracts	—	5,245,994	13,313,282
Foreign currency transactions	(780,006)	13,873	(4,099,999)

Net realized gain	272,213,942	503,529,812	136,968,307

Net change in unrealized appreciation/depreciation on:
Investments	323,975,354	182,699,456	664,990,651
Futures contracts	—	(806,724)	1,007,675
Translation of assets and liabilities in foreign currencies	(521,910)	(651,553)	(403,909)

Net change in unrealized appreciation/depreciation	323,453,444	181,241,179	665,594,417

Net realized and unrealized gain	595,667,386	684,770,991	802,562,724

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$850,968,666	$793,988,588	$980,256,406

[a]	Net of foreign withholding tax of $37,822,549, $20,734,916 and $23,740,348, respectively.

See notes to financial statements.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI EMU ETF		iShares MSCI Germany ETF
	Year ended August 31, 2014	Year ended August 31, 2013	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$255,301,280	$56,484,613	$109,217,597	$69,681,145
Net realized gain	272,213,942	59,795,938	503,529,812	181,952,897
Net change in unrealized appreciation/depreciation	323,453,444	153,686,966	181,241,179	397,729,283

Net increase in net assets resulting from operations	850,968,666	269,967,517	793,988,588	649,363,325

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(243,559,586)	(54,004,208)	(111,913,888)	(70,323,492)

Total distributions to shareholders	(243,559,586)	(54,004,208)	(111,913,888)	(70,323,492)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,832,263,291	3,656,727,115	1,689,588,472	2,897,813,848
Cost of shares redeemed	(2,277,014,968)	(1,126,936,712)	(2,230,103,855)	(1,618,008,137)

Net increase (decrease) in net assets from capital share transactions	4,555,248,323	2,529,790,403	(540,515,383)	1,279,805,711

INCREASE IN NET ASSETS	5,162,657,403	2,745,753,712	141,559,317	1,858,845,544

NET ASSETS
Beginning of year	3,539,979,719	794,226,007	4,655,874,612	2,797,029,068

End of year	$8,702,637,122	$3,539,979,719	$4,797,433,929	$4,655,874,612

Undistributed net investment income included in net assets at end of year	$14,544,730	$3,542,748	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	172,200,000	108,500,000	57,000,000	116,100,000
Shares redeemed	(56,700,000)	(33,600,000)	(73,200,000)	(65,400,000)

Net increase (decrease) in shares outstanding	115,500,000	74,900,000	(16,200,000)	50,700,000

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Japan ETF
	Year ended August 31, 2014	Year ended August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$177,693,682	$88,231,088
Net realized gain	136,968,307	326,567,847
Net change in unrealized appreciation/depreciation	665,594,417	632,581,952

Net increase in net assets resulting from operations	980,256,406	1,047,380,887

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(199,951,249)	(94,344,922)

Total distributions to shareholders	(199,951,249)	(94,344,922)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,400,567,672	9,039,143,715
Cost of shares redeemed	(1,913,626,119)	(4,159,272,055)

Net increase in net assets from capital share transactions	3,486,941,553	4,879,871,660

INCREASE IN NET ASSETS	4,267,246,710	5,832,907,625

NET ASSETS
Beginning of year	10,461,941,993	4,629,034,368

End of year	$14,729,188,703	$10,461,941,993

Distributions in excess of net investment income included in net assets at end of year	$(28,649,511)	$(6,610,516)

SHARES ISSUED AND REDEEMED
Shares sold	457,800,000	831,000,000
Shares redeemed	(166,800,000)	(390,000,000)

Net increase in shares outstanding	291,000,000	441,000,000

See notes to financial statements.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI EMU ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$34.64	$29.09	$31.55	$30.75	$35.64

Income from investment operations:
Net investment income[a]	1.18	0.92	1.02	1.23	0.80
Net realized and unrealized gain (loss)[b]	5.10	5.55	(2.38)	0.71	(4.76)

Total from investment operations	6.28	6.47	(1.36)	1.94	(3.96)

Less distributions from:
Net investment income	(0.94)	(0.92)	(1.10)	(1.14)	(0.93)

Total distributions	(0.94)	(0.92)	(1.10)	(1.14)	(0.93)

Net asset value, end of year	$39.98	$34.64	$29.09	$31.55	$30.75

Total return	18.02%	22.43%	(3.99)%	5.78%	(11.19)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$8,702,637	$3,539,980	$794,226	$738,233	$823,972
Ratio of expenses to average net assets	0.48%	0.50%	0.53%	0.52%	0.54%
Ratio of net investment income to average net assets	2.89%	2.74%	3.55%	3.38%	2.29%
Portfolio turnover rate[c]	7%	5%	7%	8%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$25.61	$21.34	$21.02	$19.45	$20.86

Income from investment operations:
Net investment income[a]	0.59	0.46	0.56	0.86	0.38
Net realized and unrealized gain (loss)[b]	3.40	4.24	0.34	1.38	(1.49)

Total from investment operations	3.99	4.70	0.90	2.24	(1.11)

Less distributions from:
Net investment income	(0.63)	(0.43)	(0.58)	(0.67)	(0.30)

Total distributions	(0.63)	(0.43)	(0.58)	(0.67)	(0.30)

Net asset value, end of year	$28.97	$25.61	$21.34	$21.02	$19.45

Total return	15.41%	22.11%	4.55%	10.84%	(5.35)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,797,434	$4,655,875	$2,797,029	$2,768,171	$1,487,881
Ratio of expenses to average net assets	0.48%	0.51%	0.53%	0.51%	0.53%
Ratio of net investment income to average net assets	1.95%	1.88%	2.72%	3.45%	1.80%
Portfolio turnover rate[c]	6%	4%	4%	13%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010
Net asset value, beginning of year	$10.97	$9.02	$9.80	$9.43	$10.24

Income from investment operations:
Net investment income[a]	0.15	0.13	0.18	0.16	0.12
Net realized and unrealized gain (loss)[b]	0.88	1.97	(0.77)	0.37	(0.77)

Total from investment operations	1.03	2.10	(0.59)	0.53	(0.65)

Less distributions from:
Net investment income	(0.17)	(0.15)	(0.19)	(0.16)	(0.16)

Total distributions	(0.17)	(0.15)	(0.19)	(0.16)	(0.16)

Net asset value, end of year	$11.83	$10.97	$9.02	$9.80	$9.43

Total return	9.39%	23.46%	(5.96)%	5.54%	(6.41)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$14,729,189	$10,461,942	$4,629,034	$7,194,509	$3,942,769
Ratio of expenses to average net assets	0.48%	0.50%	0.53%	0.51%	0.54%
Ratio of net investment income to average net assets	1.31%	1.18%	1.95%	1.53%	1.20%
Portfolio turnover rate[c]	2%	4%	3%	4%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EMU	Diversified
MSCI Germany	Non-diversified
MSCI Japan	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI EMU
Assets:
Common Stocks	$8,522,240,117	$256,941	$9	$8,522,497,067
Preferred Stocks	166,190,060	—	—	166,190,060
Money Market Funds	103,916,873	—	—	103,916,873

	$8,792,347,050	$256,941	$9	$8,792,604,000

MSCI Germany
Assets:
Common Stocks	$4,458,503,683	$—	$—	$4,458,503,683
Preferred Stocks	312,736,805	—	—	312,736,805
Money Market Funds	1,424,248	—	—	1,424,248

	$4,772,664,736	$—	$—	$4,772,664,736

Liabilities:
Futures Contracts[a]	$(1,190,173)	$—	$—	$(1,190,173)

MSCI Japan
Assets:
Common Stocks	$14,693,636,312	$—	$—	$14,693,636,312
Money Market Funds	70,716,962	—	—	70,716,962
Futures Contracts[a]	906,579	—	—	906,579

	$14,765,259,853	$—	$—	$14,765,259,853

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of August 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES®, INC.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of August 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI EMU	$97,713,104	$97,713,104	$—
MSCI Japan	65,578,777	65,578,777	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI EMU, iShares MSCI Germany and iShares MSCI Japan ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion[a]

[a]	Breakpoint level was added effective July 1, 2014.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI EMU	$813,389
MSCI Germany	155,217
MSCI Japan	1,317,838

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI EMU	$606,642,740	$579,892,004
MSCI Germany	347,536,959	385,373,160
MSCI Japan	333,832,396	288,411,799

In-kind transactions (see Note 4) for the year ended August 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EMU	$6,790,718,089	$2,259,100,617
MSCI Germany	1,679,504,170	2,178,661,881
MSCI Japan	5,277,535,787	1,859,445,968

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed,

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Funds as of August 31, 2014 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares MSCI Germany ETF	iShares MSCI Japan ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[a]	$—	$906,579

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments.

Liabilities
	iShares MSCI Germany ETF	iShares MSCI Japan ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized depreciation[b]	$1,190,173	$—

[b]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Funds during the year ended August 31, 2014 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Germany ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$5,245,994	$13,313,282

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Germany ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$(806,724)	$1,007,675

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2014:

	iShares MSCI Germany ETF	iShares MSCI Japan ETF
Average number of contracts purchased	89	590
Average value of contracts purchased	$27,994,964	$70,684,552

6.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares MSCI Germany ETF and iShares MSCI Japan ETF each invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2014, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI EMU	$397,763,659	$(739,712)	$(397,023,947)
MSCI Germany	518,307,370	2,696,291	(521,003,661)
MSCI Japan	182,351,676	218,572	(182,570,248)

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI EMU
Ordinary income	$243,559,586	$54,004,208

MSCI Germany
Ordinary income	$111,913,888	$70,323,492

MSCI Japan
Ordinary income	$199,951,249	$94,344,922

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI EMU	$17,072,939	$(178,341,919)	$(97,919,028)	$(15,204,850)	$(274,392,858)
MSCI Germany	—	(117,984,210)	(61,540,149)	(5,323,820)	(184,848,179)
MSCI Japan	2,958,257	(788,481,761)	(802,216,526)	(59,166,210)	(1,646,906,240)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI EMU	$53,431,438	$—	$—	$26,644,200	$68,035,542	$30,230,739	$178,341,919
MSCI Germany	21,864,809	4,227,713	3,394,735	27,790,050	28,490,949	32,215,954	117,984,210
MSCI Japan	287,119,620	27,817,841	44,443,527	116,295,478	173,577,101	139,228,194	788,481,761

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EMU	$8,890,007,574	$392,054,030	$(489,457,604)	$(97,403,574)
MSCI Germany	4,833,479,419	317,979,110	(378,793,793)	(60,814,683)
MSCI Japan	15,566,807,751	898,607,379	(1,701,061,856)	(802,454,477)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI EMU ETF, iShares MSCI Germany ETF and iShares MSCI Japan ETF (the “Funds”) at August 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EMU	$333,240,650	$37,818,554
MSCI Germany	156,537,676	20,732,930
MSCI Japan	263,110,100	23,710,513

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI EMU	$281,378,140
MSCI Germany	132,646,818
MSCI Japan	223,661,762

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI EMU ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	47

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Germany ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EMU	$0.942598	$—	$—	$0.942598	100%	—%	—%	100%
MSCI Japan	0.148862	—	0.021338	0.170200	87	—	13	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EMU ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.22%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	54	3.91
Greater than 0.5% and Less than 1.0%	211	15.27
Between 0.5% and –0.5%	871	63.02
Less than –0.5% and Greater than –1.0%	119	8.61
Less than –1.0% and Greater than –1.5%	49	3.55
Less than –1.5% and Greater than –2.0%	24	1.74
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	57

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Germany ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	18	1.30
Greater than 1.0% and Less than 1.5%	51	3.69
Greater than 0.5% and Less than 1.0%	187	13.54
Between 0.5% and –0.5%	919	66.51
Less than –0.5% and Greater than –1.0%	113	8.18
Less than –1.0% and Greater than –1.5%	49	3.55
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5%	1	0.07

	1,382	100.00%

iShares MSCI Japan ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	3	0.22%
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	57	4.12
Greater than 1.0% and Less than 1.5%	119	8.61
Greater than 0.5% and Less than 1.0%	257	18.60
Between 0.5% and –0.5%	574	41.54
Less than –0.5% and Greater than –1.0%	154	11.14
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	53	3.84
Less than –2.0% and Greater than –2.5%	23	1.66
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5% and Greater than –4.0%	5	0.36
Less than –4.0%	2	0.14

	1,382	100.00%

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Germany ETF and iShares MSCI Japan ETF (each a “Fund”, collectively the “Funds”) for marketing to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards. Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

SUPPLEMENTAL INFORMATION	59

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Germany ETF in respect of BFA’s financial year ending December 31, 2013 was USD 1,080,388. This figure is comprised of fixed remuneration of USD 424,803 and variable remuneration of USD 655,585. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Germany ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 173,572.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Japan ETF in respect of BFA’s financial year ending December 31, 2013 was USD 2,850,060. This figure is comprised of fixed remuneration of USD 1,120,630 and variable remuneration of USD 1,729,430. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Japan ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 457,884.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 312 funds (as of August 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (57)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013);Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	61

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	63

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	65

Notes:

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-81-0814

Item 2. Code of Ethics.

iShares, Inc. (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2014, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifty series of the Registrant for which the fiscal year-end is August 31, 2014 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $782,510 for the fiscal year ended August 31, 2013 and $771,700 for the fiscal year ended August 31, 2014.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2013 and August 31, 2014 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $193,500 for the fiscal year ended August 31, 2013 and $183,850 for the fiscal year ended August 31, 2014.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2013 and August 31, 2014 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2014 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $4,054,391 for the fiscal year ended August 31, 2013 and $3,442,905 for the fiscal year ended August 31, 2014.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)
Date:	October 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)
Date:	October 27, 2014

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	October 27, 2014